UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number	811-7739

Harding, Loevner Funds, Inc.
(Exact name of registrant as specified in charter)

4 Copley Place, 5th Floor , Boston , MA	02116
(Address of principal executive offices)	(Zip code)

Francine Hayes
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, MA 02116

With a copy to:

Jon S. Rand, Esq.
Dechert
30 Rockefeller Plaza
New York, NY 10112-2200
(Name and address of agent for service)

Registrant's telephone number, including area code:	1-877-435-8105

Date of fiscal year end:	10/31

Date of reporting period:	7/1/07 - 6/30/08

Item 1. Proxy Voting Record.

Sorted by Company Name.
In All Markets, for all voted ballots, for HLF INTERNATIONAL EQUITY.
Show all notes.
Show vote results.

Banco Santander Central Hispano (frmly banco Santander)
Meeting Date/Type	07/26/07 EGM	Security	ES0113900J37	Meeting Status	Voted	Shares	543,200	Shares Voted	543,200
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Authorize Issuance of Shares with Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	Violates HLM Policy - excludes pre-emptive rights
2	Authorize Issuance of Convertible Bonds Without Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	Violates HLM Policy - excludes pre-emptive rights
3	Authorize Board to Ratify and Execute Approved Resolutions	Mgmt	For	Abstain		0	0	0	0
User Notes:	Irrelevant if opposing #1 and #2

	Fund Name		Shares Available		Shares Voted
	04419 HLF INTERNATIONAL EQUITY		543,200		543,200
	Total:		543,200		543,200

Cochlear LTD
Meeting Date/Type	10/23/07 AGM	Security	AU000000COH5	Meeting Status	Voted	Shares	113,700	Shares Voted	113,700
Record Date	10/21/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1.1	Accept Financial Statements and Statutory Reports for the Financial Year Ended June 30,2007	Mgmt	For	For		0	0	0	0
2.1	Approve Remuneration Report for the Financial Year Ended June 30,2007	Mgmt	For	For		0	0	0	0
3.1	Elect Edward Byrne as Director	Mgmt	For	For		0	0	0	0
3.2	Elect Donal O'Dwyer as Director	Mgmt	For	For		0	0	0	0
3.3	Elect Andrew Denver as Director	Mgmt	For	For		0	0	0	0
4	Approve Grant of 59,088 Options at an Exercise Price of A$63.18 Each to Christopher Graham Roberts, CEO/President, Under the Executive Long Term Incentive Plan	Mgmt	For	For		0	0	0	0
5	Approve Increase in Non-Executive Directors' Remuneration by A$500,000 to A$1.5 Million Per Annum	Mgmt	For	For		0	0	0	0
6	Amend Constitution Re: Direct Voting	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04419 HLF INTERNATIONAL EQUITY		113,700		113,700
	Total:		113,700		113,700

HDFC Bank Limited
Meeting Date/Type	12/01/07 EGM	Security	INE040A01018	Meeting Status	Voted	Shares	199,850	Shares Voted	199,850
Record Date	10/19/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Postal Ballot					0	0	0	0
1	Approve Appointment and Remuneration of H. Engineer, Executive Director	Mgmt	For	For		0	0	0	0
2	Approve Appointment and Remuneration of P. Sukthankar, Executive Director	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04419 HLF INTERNATIONAL EQUITY		199,850		199,850
	Total:		199,850		199,850

Investment Company Report

SASOL LTD
Security	803866102		Meeting Type	Annual General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	30-Nov-2007
ISIN	ZAE000006896		Agenda	701397970 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the annual financial statements of the Company and of the Group for the YE 30 JUN 2007, together with the reports of the Directors and the Auditors		Management	For	For
2.1	Re-elect Mr. E. Le R. Bradley as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.2	Re-elect Mr. V.N. Fakude as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.3	Re-elect Mr. A. Jain as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.4	Re-elect Mr. I.N. Mkhize as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.5	Re-elect Mr. S. Montsi as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
3.	Re-elect Mr. T.A. Wixley as a Director, who retires in terms of Article 75(h) of the Company's Articles of Association		Management	For	For
4.	Re-appoint KPMG, Inc as the Auditors		Management	For	For
5.S.1	Adopt to replace the Afrikaans version as the official version of the Memorandum and the Articles of Association of the Company, with effect from the date of the adoption of this resolution		Management	For	For
6.S.2	Amend the Article 143A of the Articles of Association [which have been adopted in terms of special resolution number 1], as specified		Management	For	For
7.S.3
Authorize the Directors of the Company, in terms of the authority granted in Article 36(a) of the Articles of Association of the
Company, to approve the purchased by the Company or by any of its subsidiaries of the Company's shares, subject to the provisions of the Companies Act of 1973, as amended, and subject to the rules and the requirements of the JSE Listing Requirements
[Listing Requirements], as amended, provided that, any
repurchases of shares in terms of this authority would be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the
Company and the counter-party, such repurchases being effected by only one appointed agent of the Company at any point in time and may only be effected if after the repurchase the Company still complies with the minimum spread requirements of the JSE; the general authority shall be limited to a maximum of 10% of the
Company's issued share capital of the shares in the applicable class at the time that the authority is granted, at the maximum permitted discount of 10% of the weighted average of the market value of the share for the 5 days prior to the date that the price of the issue is determined by the Directors, the repurchase of shares may only be effected during a prohibited period, as specified, if the
JSE amends the Listing Requirements to allow repurchases of
shares during a prohibited period or if authorized to do so by the
JSE; such details as may be required in terms of the Listing
Requirements of the JSE be announced when the Company or its subsidiaries have cumulatively repurchased 3% of the shares in issue at the time the authority was given; and the general authority may be varied or revoked by special resolution, prior to the next
AGM of the Company; [Authority expires the earlier of the next
AGM of the Company, or 15 months]
			Management	For	For
8.O.1	Approve to revise the annual emoluments payable by the Company or subsidiaries of the Company [as specified] to the Non-Executive Directors of the Company with effect from 01 JUL 2007 as specified		Management	For	For

	Transact any other business		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	255000	0	19-Nov-2007	19-Nov-2007

LI & FUNG LTD
Security	G5485F144		Meeting Type	Special General Meeting
Ticker Symbol	494_HK		Meeting Date	07-Dec-2007
ISIN	BMG5485F1445		Agenda	701413750 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify the Disposal and the Agreements, as well as all other agreements in relation to and the transactions contemplated under the disposal and the Agreements, as specified; and
authorize the Directors of the Company to do all such acts and things and execute such documents on behalf of the Company as they may in their absolute discretion necessary, desirable or expedient to implement and/ or give effect to the disposal and the
Agreements, as well as all the agreements in relation to and the transactions contemplated under the disposal and the
Agreements, and/or as set out in the Circular, with such changes as the Directors may in their absolute discretion consider
necessary, desirable or expedient
			Management	Against	Against
Comments-While Li & Fung did get 3rd party estimates, there is no evidence that the company went out to market this deal to the best bidder, instead preferring to transact with a selected party.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	1568200	0	28-Nov-2007	28-Nov-2007

WPP GROUP PLC, HYTHE KENT
Security	G9787H105		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	WPP_LN		Meeting Date	21-Dec-2007
ISIN	GB00B0J6N107		Agenda	701428206 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve to defer the satisfaction of the awards due to Sir Martin
Sorrell under the WPP Group Plc 2004 Leadership Equity
Acquisition Plan [2004 LEAP] granted in 2004 by amending the terms of the awards in the form as specified, the principal terms as specified; and authorize the Board of Directors of the Company acting through its Compensation Committee to do all such acts and things which it may consider necessary or expedient for the purposes of carrying the deferrals into effect
			Management	For	For
2.
Approve to defer the satisfaction of the awards due to Sir Martin
Sorrell under the Deferred Stock Units Awards Agreements dated
16 AUG 2004 by amending the terms of the Deferred Stock Units
Awards Agreements in the form as specified, the principal terms as specified; and authorize the Board of Directors of the Company acting through its Compensation Committee to do all such acts and things which it may consider necessary or expedient for the purposes of carrying the deferral into effect
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	674830	0	12-Dec-2007	12-Dec-2007

UBS AG
Security	H89231338	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	UBSN_VX	Meeting Date	27-Feb-2008
ISIN	CH0024899483	Agenda	701457877 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 443208 DUE TO RECEIPT OF A-DDITIONAL RESOLUTION.
ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISRE-GARDED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting

PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING
NOTICE SENT UNDER MEETING-437075, INCLUDING THE
AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR
NAME MUST-BE NOTIFIED TO THE COMPANY REGISTRAR
AS BENEFICIAL OWNER BEFORE THE RE-REGISTR-ATION
DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
THAT ARE SUBMITTED AFTER T-HE CUTOFF DATE WILL BE
PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
Non-Voting
1.A	Information request	Non-Voting
1.B	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: Approve the request for a Special Audit [Sonderprufung] by Ethos	Shareholder	No Action
2.	Approve the stock dividend; the creation of authorized capital; and approval of the Articles 4b of the Articles of Association	Management	No Action
3.1	Approve the mandatory Convertible Notes; the creation of conditional capital; and approval of Article 4a Paragraph 3 of the Articles of Association	Management	No Action
3.2	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: Approve the ordinary capital increase, with right offering	Shareholder	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	121630	0	11-Feb-2008	11-Feb-2008

NOBEL BIOCARE HOLDING AG
Security	H5783Q106	Meeting Type	Annual General Meeting
Ticker Symbol	NOBN_VX	Meeting Date	27-Mar-2008
ISIN	CH0014030040	Agenda	701478566 - Management
Item	Proposal	Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting
1.	Receive the annual report and consolidated financial statements for 2007, report of the Group Auditors	Management	No Action
2.	Approve the Statutory financial statements of Nobel Biocare Holdings AG for 2007 [including remuneration report], report of the Statutory Auditors	Management	No Action
3.	Approve the appropriation of the available earnings/dividend for 2007	Management	No Action
4.	Grant discharge to the Board of Directors	Management	No Action
5.A	Re-elect Mr. Stig Eriksson as a Member of the Board of Directors for a 1-year term of office	Management	No Action
5.B	Re-elect Mr. Antoine Firmench as a Member of the Board of Directors for a 1-year term of office	Management	No Action
5.C	Re-elect Mr. Robert Lilja as a Member of the Board of Directors for a 1-year term of office	Management	No Action
5.D	Re-elect Mrs. Jane Royston as a Member of the Board of Directors for a 1-year term of office	Management	No Action
5.E	Re-elect Mr. Rolf Soiron as a Member of the Board of Directors for a 1-year term of office	Management	No Action
5.F	Re-elect Mr. Rolf Watter as a Member of the Board of Directors for a 1-year term of office	Management	No Action
5.G	Re-elect Mr. Ernst Zaengerle as a Member of the Board of Directors for a 1-year term of office	Management	No Action
6.	Elect Dr. Edgar Fluri as a Board of Director as of 01 JUL 2008 for a tenure ending at the next annual general shareholders meeting	Management	No Action
7.	Re-elect the Auditors and Group Auditors	Management	No Action
8.	Approve the split of shares and conversion of bearer shares into registered shares	Management	No Action
9.	Approve to adjust the Articles of Incorporation due to modified requirements	Management	No Action
10.	Approve to reduce the share capital	Management	No Action
11.	Approve the conversion of share premium into free reserves and the Share Buy-back Program	Management	No Action
Please note that the meeting is held in Z rich and SEB will not arrange with a-n representative. To be able to vote a shareholder need to be temporarily regi-stered in the share register.	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	20520	0	07-Mar-2008	07-Mar-2008

SAMSUNG ELECTRS LTD
Security	796050888		Meeting Type	Ordinary General Meeting
Ticker Symbol	SMSN_LI		Meeting Date	28-Mar-2008
ISIN	US7960508882		Agenda	701486208 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the appropriation of income and year-ends dividends of KRW 7.500 per common share		Management	For	For
2.	Approve the remuneration of the Executive Directors and the Non Executive Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	19270	0	17-Mar-2008	17-Mar-2008

DBS GROUP HOLDINGS LTD, SINGAPORE
Security	Y20246107		Meeting Type	Annual General Meeting
Ticker Symbol	DBS_SP		Meeting Date	02-Apr-2008
ISIN	SG1L01001701		Agenda	701483694 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the Directors' report and audited accounts for the YE 31 DEC 2007 and the Auditors' report thereon		Management	For	For
2.	Declare a one-tier tax exempt final dividend of 20 cents per ordinary share, for the YE 31 DEC 2007		Management	For	For
3.a	Approve to sanction the amount of SGD 1,750,945 proposed as the Directors' fees for 2007		Management	For	For
3.b	Approve to sanction the amount of SGD 1,000,000 proposed as special remuneration for Mr. Koh Boon Hwee for 2007		Management	For	For
4.a	Re-elect Mr. John Alan Ross as a Director, who retires under Article 95 of the Company's Articles of Association		Management	For	For
4.b	Re-elect Mr. Wong Ngit Liong as a Director, who retires under Article 95 of the Company's Articles of Association		Management	For	For
5.	Re-elect Mr. Christopher Cheng Wai Chee, who retires under Article 101 of the Company's Articles of Association		Management	For	For
6.
Appoint PricewaterhouseCoopers as the Auditors of the Company
in place of the retiring Auditors, Messrs Ernst & Young, to hold office until the conclusion of the next AGM of the Company and authorize the Directors to fix their remuneration
			Management	For	For
7.a
Authorize the Board of Directors of the Company to allot and issue from time to time such number of ordinary shares in the capital of the Company ["DBSH Ordinary Shares"] as may be required to be issued pursuant to the exercise of the options under the DBSH
Share Option Plan provided always that the aggregate number of new DBSH Ordinary Shares to be issued pursuant to the DBSH
Share Option Plan and the DBSH Share Plan [previously known
as the DBSH Performance Share Plan] shall not exceed 7.5% of the total number of issued shares [excluding treasury shares] in the capital of the Company from time to time
			Management	For	For
7.b
Authorize the Board of Directors of the Company to offer and grant awards in accordance with the provisions of the DBSH
Share Plan and to allot and issue from time to time such number of DBSH Ordinary Shares as may be required to be issued
pursuant to the vesting of awards under the DBSH Share Plan, provided always that the aggregate number of new DBSH
Ordinary Shares to be issued pursuant to the DBSH Share Plan and the DBSH Share Option Plan shall not exceed 7.5% of the
total number of issued shares [excluding treasury shares] in the capital of the Company from time to time
			Management	For	For
7.c
Authorize the Directors of the Company to: (a) (i) issue shares in the capital of the Company [shares] whether by way of rights, bonus or otherwise; and/or (ii) make or grant offers, agreements or options [collectively, Instruments] that might or would require shares to be issued, including but not limited to the creation and issue of [as well as adjustments to] warrants, debentures or other instruments convertible into shares, at any time and upon such terms and conditions and for such purposes and to such persons as the Directors may in their absolute discretion deem fit; and (b)
[notwithstanding the authority conferred by this Resolution may have ceased to be in force] issue shares in pursuance of any instrument made or granted by the Directors while this Resolution was in force, provided that: the aggregate number of shares to be issued pursuant to this Resolution [including shares to be issued
			Management	Against	Against

in pursuance of Instruments made or granted pursuant to this
Resolution] does not exceed 50% of the total number of issued shares [excluding treasury shares] in the capital of the Company
[as calculated in accordance with this Resolution], of which the aggregate number of shares to be issued other than on a pro rata basis to shareholders of the Company [including shares to be issued in pursuance of Instruments made or granted pursuant to this Resolution] does not exceed 20% of the total number of
issued shares [excluding treasury shares] in the capital of the
Company [as calculated in accordance with this Resolution];
[subject to such manner of calculation and adjustments as may be prescribed by the Singapore Exchange Securities Trading Limited
[SGX-ST] for the purpose of determining the aggregate number of shares that may be issued under this Resolution, the percentage of issued shares shall be based on the total number of issued shares [excluding treasury shares] in the capital of the Company at the time this Resolution is passed, after adjusting for: (i) new shares arising from the conversion or exercise of any convertible securities or share options or vesting of share awards which are outstanding or subsisting at the time this Resolution is passed;
and (ii) any subsequent bonus issue, consolidation or subdivision of shares; in exercising the authority conferred by this Resolution, the Company shall comply with the provisions of the Listing
Manual of the SGX-ST for the time being in force [unless such compliance has been waived by the SGX-ST] and the Articles of
Association for the time being of the Company; and [Authority expires at the earlier of the conclusion of the next AGM of the
Company or the date by which the next AGM of the Company is
required by Law to be held]

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	267083	0	25-Mar-2008	25-Mar-2008

DBS GROUP HOLDINGS LTD, SINGAPORE
Security	Y20246107		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	DBS_SP		Meeting Date	02-Apr-2008
ISIN	SG1L01001701		Agenda	701483810 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Authorize the Directors of the Company, for the purposes of
Sections 76C and 76E of the Companies Act, Chapter 50 [the
Companies Act], the exercise by the Directors of DBSH of all the powers of DBSH to purchase or otherwise acquire issued ordinary shares in the capital of the DBSH [Ordinary Shares], not
exceeding 10% of the issued Ordinary Shares of DBSH, at such price or prices as may be determined by the Directors from time to time up to the maximum price whether by way of: i) market
purchase(s) on the Singapore Exchange Securities Trading
Limited [SGX-ST] transacted through the Central Limit Order Book
Trading System and/or any other Securities Exchange on which the Ordinary Shares may for the time being be listed and quoted
[Other Exchange]; and/or ii) off-market purchase(s) [if effected otherwise than on the SGX-ST as the case may be, Other
Exchange] in accordance with any equal access Scheme(s) as
may be determined or formulated by the Directors as they
consider fit, which Scheme(s) shall satisfies the conditions prescribed by the Companies Act and otherwise in accordance
with all other Laws and regulations and rules of the SGX-ST or, as the case may be, Other Exchange as may for the time being
applicable [the Share Purchases Mandate]; [Authority expires the earlier of the date of the next AGM of DBSH is held and the date by which next AGM of DBSH is required by the Law to be held];
and authorize the Directors of the Company to complete and do all such acts and things [including executing such documents as may be required] as they and/or he may consider expedient or
necessary to give effect to the transactions contemplated and/or authorized by this resolution
			Management	For	For
S.2	Amend the Article 91 of the Articles of Association of the Company as specified		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	267083	0	25-Mar-2008	25-Mar-2008

SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM
Security	W25381141	Meeting Type	Ordinary General Meeting
Ticker Symbol	Meeting Date	08-Apr-2008
ISIN	SE0000148884	Agenda	701480244 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
PLEASE NOTE THAT THIS IS AN AGM	Non-Voting
1.	Opening of the Meeting	Management	No Action
2.	Elect Mr. Marcus Wallenberg as the Chairman of the meeting	Management	No Action
3.	Approve the voting list	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect 2 persons to check the minutes of the meeting together with the Chairman	Management	No Action
6.	Approve to determine whether the meeting has been duly convened	Management	No Action
7.	Receive the annual report and the Auditors' report as well as the consolidated accounts and the Auditors' report on the consolidated accounts	Management	No Action
8.	The President's speech	Management	No Action
9.	Adopt the profit and loss account and balance sheet as well as the consolidated profit and loss account and consolidated balance sheet	Management	No Action
10.
Approve a dividend of SEK 6.50 per A-share and C-share,
respectively, and Friday 11 APR 2008 as record date for the
dividend; and that, if the meeting decides according to the
proposal, the dividend is expected to be distributed by VPC on
Thursday 16 APR 2008
Management	No Action
11.	Grant discharge from liability of the Members of the Board of Directors and the President	Management	No Action
12.	Approve the information concerning the work of the Nomination Committee	Management	No Action
13.	Approve to determinate the number of Directors to be elected by the meeting at 10	Management	No Action
14.
Approve to distribute the Directors' remuneration of SEK
8,950,000 as follows: SEK 2,750,000 to the Chairman of the
Board, SEK 4,200,000 to the other Directors elected by the AGM who are not employed in the Bank to be distributed with SEK
600,000 each to the Vice Chairmen and SEK 500,000 to other
Directors, and SEK 2,000,000 for committee work to be distributed as follows: Risk & Capital Committee: Chairman SEK 510,000,
other member SEK 325,000, Audit & Compliance Committee:
Chairman SEK 387,500, Other Member SEK 195,000 and
Remuneration & Human Resources Committee, Chairman SEK
387,500 Other Members SEK 195,000, there will be no fee for
Committee work distributed to the Chairman of the Board and
employees in the Bank; and that the Auditor's fee be payable according to approved invoice
Management	No Action

15.
Re-elect Messrs. Annika Falkengren, Penny Hughes, Urban
Jansson, Tuve Johannesson, Hans-Joachim Korber, Jesper
Ovesen, Carl Wilhelm Ros, Jacob Wallenberg and Marcus
Wallenberg and elect Ms. Christine Novakovic as the Directors and elect Mr. Marcus Wallenberg as the Chairman to the Board
Management	No Action
16.
Re-elect the Audit firm PricewaterhouseCoopers as the Auditor for the period until and including the AGM 2012 and approve that the main responsible person will be the Authorized Public Accountant
Mr. Peter Clemedtson
Management	No Action
17.	Approve the decision of the Nomination Committee	Management	No Action
18.
Approve the same principles as approved in the 2007 AGM
regarding remuneration, base salary, short-term incentive
compensation, long-term incentive compensation and pension for the President and other Members of the Group Executive
Committee, up until the 2009 AGM, with some changes for the
long-term incentive compensation to reflect the broader scope proposed for 2008
Management	No Action
19.a	Approve the Share Savings Programme as specified	Management	No Action
19.b	Approve the Performance Share Programme as specified	Management	No Action
19.c	Approve the Share Matching Programme	Management	No Action
20.a
Approve that the Bank shall be allowed to purchase shares in the
Bank in its securities business on a regular basis during the time up to and including the 2009 AGM in accordance with Chapter 7,
Section 6 of the Securities Market Act [lagen 2007:528 om
vardepappersmarknaden] up to a number not exceeding 3 % of
the total number of shares issued at each time in the bank; the price of the shares purchased shall be the market price prevailing at the time of acquisition
Management	No Action
20.b
Authorize the Board to decide on the acquisition and sale on the stock exchange of the Bank's own Class A-shares for the year
2008 and previous year's Long Term Incentive Programmes; a
maximum of 6.6 million shares may be acquired and a maximum
of 10.3 million shares may be sold, which corresponds to
approximately 1% and 1.5%, respectively, of the total number of shares in the Bank; the authorization may be utilized on 1 or more occasions, however not longer than until the 2009 AGM;
acquisition and sale of shares may only take place at a price within the price interval at any time recorded on the stock
exchange, and this shall refer to the interval between the highest buying price and the lowest selling price
Management	No Action
20.c
Approve that a maximum number of the acquired Class A-shares in the Bank, corresponding to the number of performance shares and shares respectively under the 2008 three Long Term
Incentive Programmes, including compensation for dividends, may be sold/ transferred to the participants under the Programmes who are entitled to acquire/get shares; each and every participant has the right to acquire/get a maximum of the number of shares that follows from the terms and conditions of the Programmes
respectively; the right may be exercised in the periods established under the Programmes; and the price of each Class A-share
under the Performance Share Programme shall be SEK 10
Management	No Action

20.d
Authorize the Board to decide on the acquisition and sale of the
Bank's own Class A-shares and/or Class C-shares, mainly on the following conditions: acquisition of shares may exclusively take place on the stock exchange; sale of shares may be made on the stock exchange or outside the stock exchange, with or without deviation from the shareholders preferential rights and with or without stipulations on contribution in kind or right of offset; the shares may be used as consideration for acquisition of the
Companies or businesses; the authorization may be utilized on 1 or more occasions, however not longer than until the 2009 AGM; a maximum of 20,000,000 shares may be acquired and sold,
totaling a purchase price not exceeding MSEK 3,600, which
corresponds to approximately 3% of the total number of shares in the Bank; and the acquisitions may be paid by funds allocated by the 2005 AGM in connection with the reduction of share capital by cancellation of previously acquired owns shares
Management	No Action
21.
Amend Sections 3 and 4 of the Bank's Articles of Association, so
that no references to specific laws are made to avoid future changes as a consequence of replacement of laws or
renumbering of Section in relevant Laws
Management	No Action
22.	Appoint the Auditors of foundations that have delegated their business to the Bank	Management	No Action
23.
PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:
approve that the Bank together with the 3 other larger banks in
Sweden should grant credits of totally MSEK 8,000 to 'Landskrona
Rekonstruktion' for a reconstruction plan for Landskrona, allocate
MSEK 100 of the result for the year 2007 as a contribution of an institute mainly funded by industry and commerce called 'Institute for integration och tillvaxt i Landskrona'; grant a credit of MSEK
100 to legal entity over which the shareholder has a controlling influence and allocate MSEK 2 of the result for the year 2007 to be used for the purpose of preventing crime in Landskrona
Shareholder	No Action
24.	Closing of the AGM	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	209200	0	17-Mar-2008	17-Mar-2008

SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)
Security		806857108		Meeting Type	Annual
Ticker Symbol		SLB		Meeting Date	09-Apr-2008
ISIN		AN8068571086		Agenda	932819052 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	P. CAMUS			For	For
	2	J.S. GORELICK			For	For
	3	A. GOULD			For	For
	4	T. ISAAC			For	For
	5	N. KUDRYAVTSEV			For	For
	6	A. LAJOUS			For	For
	7	M.E. MARKS			For	For
	8	D. PRIMAT			For	For
	9	L.R. REIF			For	For
	10	T.I. SANDVOLD			For	For
	11	N. SEYDOUX			For	For
	12	L.G. STUNTZ			For	For
02	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS			Management	For	For
03	APPROVAL OF ADOPTION OF THE SCHLUMBERGER 2008 STOCK INCENTIVE PLAN			Management	For	For
04	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2		837	76100	0	07-Apr-2008	07-Apr-2008

NESTLE S.A.
Security	641069406		Meeting Type	Annual
Ticker Symbol	NSRGY		Meeting Date	10-Apr-2008
ISIN	US6410694060		Agenda	932823657 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE 2007 ANNUAL REPORT, OF THE ACCOUNTS OF NESTLE S.A. AND OF THE CONSOLIDATED ACCOUNTS OF THE NESTLE GROUP.		Management	For	For
02	RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND OF THE MANAGEMENT.		Management	For	For
03	APPROVAL OF THE APPROPRIATION OF PROFITS RESULTING FROM THE BALANCE SHEET OF NESTLE S.A.		Management	For	For
4A1	RE-ELECTION OF MR. ANDREAS KOOPMANN, TO THE BOARD OF DIRECTORS.		Management	For	For
4B1	RE-ELECTION OF MR. ROLF HANGGI, TO THE BOARD OF DIRECTORS.		Management	For	For
4A2	ELECTION OF MR. PAUL BULCKE, TO THE BOARD OF DIRECTORS.		Management	For	For
4B2	ELECTION OF MR. BEAT W. HESS, TO THE BOARD OF DIRECTORS.		Management	For	For
4C	RE-ELECTION OF THE AUDITORS KPMG KLYNVELD PEAT MARWICK GOERDELER S.A.		Management	For	For
5A	APPROVAL OF THE CAPITAL REDUCTION.		Management	For	For
5B	APPROVAL OF THE SHARE SPLIT.		Management	For	For
5C	APPROVAL OF THE AMENDMENT TO ARTICLES 5 AND 5 BIS PARA. 1 OF THE ARTICLES OF ASSOCIATION.		Management	For	For
06	APPROVAL OF THE PROPOSED REVISED ARTICLES OF ASSOCIATION, AS SET FORTH IN THE COMPANY'S INVITATION ENCLOSED HEREWITH.		Management	For	For
07	MARK THE "FOR" BOX TO THE RIGHT IF YOU WISH TO GIVE A PROXY TO INDEPENDENT REPRESENTATIVE, MR. JEAN- LUDOVIC HARTMANN (AS FURTHER DISCUSSED IN THE COMPANY'S INVITATION).		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2	837	97490	0	31-Mar-2008	31-Mar-2008

SWISS REINS CO
Security	H84046137		Meeting Type	Ordinary General Meeting
Ticker Symbol	RUKN_VX		Meeting Date	18-Apr-2008
ISIN	CH0012332372		Agenda	701447838 - Management
Item	Proposal		Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.			Non-Voting
1.
TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST
BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
OWNER BEFORE THE RECORD DATE. PLEASE ADVISE US
NOW IF YOU INTEND TO VOTE. NOTE THAT THE COMPANY
REGISTRAR HAS DISCRETION OVER GRANTING VOTING
RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR
VOTING INSTRUCTIONS
			Registration	No Action

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN RECORD DATE. IF YOU HAVE-ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DE-CIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	58650	0	10-Mar-2008	10-Mar-2008

SWISS REINS CO
Security	H84046137	Meeting Type	Annual General Meeting
Ticker Symbol	RUKN_VX	Meeting Date	18-Apr-2008
ISIN	CH0012332372	Agenda	701506377 - Management
Item	Proposal	Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting

PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING
NOTICE SENT UNDER MEETING-440791, INCLUDING THE
AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR
NAME MUST-BE NOTIFIED TO THE COMPANY REGISTRAR
AS BENEFICIAL OWNER BEFORE THE RE-REGISTR-ATION
DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
THAT ARE SUBMITTED AFTER T-HE CUTOFF DATE WILL BE
PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
Non-Voting
1.	Approve the annual report, annual and consolidated financial statements for the 2007 FY	Management	No Action
2.	Approve the allocation of disposable profit	Management	No Action
3.	Grant discharge of the Board of Directors and the Executive Committee	Management	No Action
4.	Approve the cancellation of shares bought back and reduction of share capital	Management	No Action
5.1	Amend the Articles of Association by the addition of the Company's legal form	Management	No Action
5.2	Amend the Articles of Association regarding the 3 year term of office for the Members of the Board of Directors	Management	No Action
5.3	Amend the Articles of Association regarding the distribution of 20% of the years profit to the statutory reserve fund	Management	No Action
6.1.1	Re-elect Mr. Rajna Gibson B Randon as a Director	Management	No Action
6.1.2	Re-elect Mr. Kaspar Villiger as a Director	Management	No Action
6.1.3	Elect Mr. Raymond K. F. Chien as a Director	Management	No Action
6.1.4	Elect Mr. Mathis Cabiallavetta as a Director	Management	No Action
6.2	Re-elect PricewaterhouseCoopers AG as the Auditors	Management	No Action
PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	58650	0	31-Mar-2008	31-Mar-2008

SCHNEIDER ELECTRIC SA, RUEIL MALMAISON
Security	F86921107		Meeting Type	MIX
Ticker Symbol	SU_FP		Meeting Date	21-Apr-2008
ISIN	FR0000121972		Agenda	701483252 - Management
Item	Proposal		Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followin-g applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will-be forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
O.1	Receive the reports of the Executive Committee and the Auditors and approve the company's financial statements for the YE in 2007, as presented earnings for FY: EUR 226,643,349.81		Management	For	For
O.2	Receive the reports of the Executive Committee and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
O.3
Approve the recommendations of the Executive Committee and
the income for the FY be appropriated as follows: income for the
FY: EUR 226,643,349.81; legal reserve: EUR 3,589,169.00;
retained earnings: EUR 483,791,510.94; distributable income:
EUR 706,845,691.75; share premium: EUR 102,642,216,05 the
shareholders will receive a net dividend of EUR 3.30 per share and will entitle to the 40% deduction provided by the French Tax
Code; this dividend will be paid as from 01 JAN 2008 as required by law
			Management	For	For
O.4	Receive the special report of the Auditors on Agreements Governed by Article L.225.40 of the French Commercial Code, and approve the agreements entered into which remained in force during the FY		Management	For	For
O.5
Receive the special report of the Auditors on Agreements
Governed by Article L.225-88 of the French Commercial Code,
and approve the presented Agreement relating to the possible allowances due to Jean-Pascal Tricoire in case of cessation of his duties next to a change of capital of the Company
			Management	For	For
O.6	Appoint Mr. Leo apotheker as a Member of the Supervisory Board, for a 4-year period, in replacement to Mr. Rene De La Serre		Management	For	For
O.7	Approve to renew the appointment of Mr. Jerome Gallot as a Member of the Supervisory Board for a 4-year period		Management	For	For
O.8	Approve to renew the appointment of Mr. Willy Kissling as a Member of the Supervisory Board for a 4-year period		Management	For	For
O.9	Approve to renew the appointment of Mr. Piero Sierra as a Member of the Supervisory Board for a 4-year period		Management	For	For
O.10
Ratify the Co-optation of Mr. G. Richard Thoman as a Member of the Supervisory Board for a 4-year period, i.e. until the
shareholders' meeting called to approve the financial statements for the FY 2011
			Management	For	For
O.11	Appoint Mr. Roland Barrier as a Member of the Supervisory Board representing employee shareholders, for a 4-year period, in replacement to Mr. Alain Burq		Management	For	For
O.12	Appoint Mr. Claude Briquet as a Member of the Supervisory Board, representing employee shareholders, for a 4-year period, in replacement to Mr. Alain Burq		Management	For	For

O.13	Appoint Mr. Alain Burq as a Member of the Supervisory Board representing employee shareholders, for a 4-year period		Management	For	For
O.14	Appoint Mr. Rudiger Gilbert as a Member of the Supervisory Board representing employee shareholders, for a 4-year period, in replacement to Mr. Alain Burq		Management	For	For
O.15	Appoint Mr. Cam Moffat as a Member of the Supervisory Board representing employee shareholders, for a 4-year period, in replacement to Mr. Alain Burq		Management	For	For
O.16	Appoint Mr. Virender Shankar as a Member of the Supervisory Board representing employee shareholders, for a 4-year period, in replacement to Mr. Alain Burq		Management	For	For
O.17
Authorize the Executive Committee to buy back the Company's
shares on the open market, subject to the conditions as specified:
maximum purchase price: EUR 130.00, maximum number of
shares to be acquired: 10% of the capital share, maximum funds invested in the share buybacks: EUR 3,188,891,680.00; this
authorization is given for a 18-month period
			Management	For	For
E.18	Amend the Article number 23 of the Bylaws relating to the conditions of participation to shareholders general meetings		Management	For	For
E.19
Authorize the Executive Committee to reduce the share capital, on one or more occasions and at its sole discretion, by canceling all or part of the shares held by the Company in connection with a
Stock Repurchase Plan, up to a maximum of 10 % of the share
capital over a 24-month period; this authorization is given for a 24-
month period
			Management	For	For
E.20
Authorize the Executive Committee to increase the share capital, on one or more occasions, at its sole discretion, in favour of employees and Corporate Officers of the company who are
Members of a Company Savings Plan this delegation is given for a 60-month period and for a nominal amount that shall not exceed
5 of the share capital; to cancel the shareholders preferential subscription rights in favour of employees and Corporate officers of the Company who are Members of a Company Savings Plan;
this authorization supersedes the fraction unused of the
authorization granted by the shareholders meeting of 26 APR
2008 in the Resolution number 14; and to take all necessary
measures and accomplish all necessary formalities
			Management	For	For
E.21
Authorize the Executive Committee to increase the share capital, on one or more occasions, at its sole discretion, in favour of employees and Corporate Officers of the Company who are
Members of a Company Savings Plan no preferential subscription rights will be granted; this delegation is given or a 18-month period and for a nominal amount that shall not exceed 0,5 of the capital share; authorization if given for a 18- month period to set the issue price of the ordinary shares or securities to be issued, in
accordance with the terms and conditions determined by the
shareholders'; meeting; this amount shall count against the overall value set forth in Resolution umber 10 of the share holders
meeting of 26 APR 2007 and Number 20 of the present general
meeting; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 26 APR
2007 in its Resolution Number 15
			Management	For	For
E.22	Grant full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed By law		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN RECORD DATE. IF YOU HAVE-ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DE-CIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	57950	0	07-Apr-2008	07-Apr-2008

ENCANA CORPORATION
Security		292505104		Meeting Type	Annual and Special Meeting
Ticker Symbol		ECA		Meeting Date	22-Apr-2008
ISIN		CA2925051047		Agenda	932834511 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	RALPH S. CUNNINGHAM			For	For
	2	PATRICK D. DANIEL			For	For
	3	IAN W. DELANEY			For	For
	4	RANDALL K. ERESMAN			For	For
	5	CLAIRE S. FARLEY			For	For
	6	MICHAEL A. GRANDIN			For	For
	7	BARRY W. HARRISON			For	For
	8	DALE A. LUCAS			For	For
	9	VALERIE A.A. NIELSEN			For	For
	10	DAVID P. O'BRIEN			For	For
	11	JANE L. PEVERETT			For	For
	12	ALLAN P. SAWIN			For	For
	13	JAMES M. STANFORD			For	For
	14	WAYNE G. THOMSON			For	For
	15	CLAYTON H. WOITAS			For	For
02	APPOINTMENT OF AUDITORS - PRICEWATERHOUSECOOPERS LLP AT A REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS.			Management	For	For
03	AMENDMENT TO EMPLOYEE STOCK OPTION PLAN (AS DESCRIBED ON PAGES 13-15).			Management	For	For
04	SHAREHOLDER PROPOSAL (AS DESCRIBED ON PAGE 15 AND IN APPENDIX C).			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2		837	100832	27900	17-Apr-2008	17-Apr-2008

UBS AG
Security	H89231338		Meeting Type	Annual General Meeting
Ticker Symbol	UBSN_VX		Meeting Date	23-Apr-2008
ISIN	CH0024899483		Agenda	701442410 - Management
Item	Proposal		Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR ADP CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR A-CCOUNTS.			Non-Voting
1.
TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST
BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
OWNER BEFORE THE RECORD DATE. PLEASE ADVISE US
NOW IF YOU INTEND TO VOTE. NOTE THAT THE COMPANY
REGISTRAR HAS DISCRETION OVER GRANTING VOTING
RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR
VOTING INSTRUCTIONS
			Registration	No Action

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ACTUAL RECORD DATE OF 16-APR 2008. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS P-ROXY FORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	121630	0	19-Mar-2008	19-Mar-2008

UBS AG
Security	H89231338	Meeting Type	Annual General Meeting
Ticker Symbol	UBSN_VX	Meeting Date	23-Apr-2008
ISIN	CH0024899483	Agenda	701522927 - Management
Item	Proposal	Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting

PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING
NOTICE SENT UNDER MEETING-438558, INCLUDING THE
AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR
NAME MUST-BE NOTIFIED TO THE COMPANY REGISTRAR
AS BENEFICIAL OWNER BEFORE THE RE-REGISTR-ATION
DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
THAT ARE SUBMITTED AFTER T-HE CUTOFF DATE WILL BE
PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
Non-Voting
1.	Receive the annual report, accounts of the Group and accounts of the head company for the business year 2007, reports of the Group Auditor and the Auditors	Management	No Action
2.	Approve the appropriation of the balance result	Management	No Action
3.1	Amend the Articles regarding: reduce Board term from 3 years to 1 year	Management	No Action
3.2	Amend the Articles regarding: references to the Group Auditors	Management	No Action
4.1.1	Chairman of the Board Mr. Marcel Ospel will not stand for re- election as Direc-tor	Non-Voting
4.1.2	Re-elect Mr. Peter Voser as the Director	Management	No Action
4.1.3	Re-elect Mr. Lawrence Weinbach as a Director	Management	No Action
4.2.1	Elect Mr. David Sidwell as a Member of the Board of Directors	Management	No Action
4.2.2	Elect Mr. Peter Kurer as a Member of the Board of Directors	Management	No Action
4.3	Ratify the Ernst Young AG as the Auditors	Management	No Action
5.	Approve the creation of CHF 125 million pool of capital with preemptive rights	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	121630	0	09-Apr-2008	09-Apr-2008

BANK POLSKA KASA OPIEKI SA
Security	064451206	Meeting Type	Ordinary General Meeting
Ticker Symbol	Meeting Date	23-Apr-2008
ISIN	US0644512065	Agenda	701541422 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED.-
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the EGM	Non-Voting
2.	Elect the Chairman of the OGM	Management	No Action
3.	Approve the concluding correctness of convening the OGM and its capacity to adopt binding resolutions	Management	No Action
4.	Elect the Ballot Counting Commission	Management	No Action
5.	Adopt the agenda	Management	No Action
6.	Approve the Management Board's report on the activity of the Bank in 2007	Management	No Action
7.	Approve the financial statements of the Bank for 2007	Management	No Action
8.	Approve the Management Board's report on the activity of the Bank's Capital Group in 2007	Management	No Action
9.	Receive the consolidated financial report of the Bank's Capital Group for 2007	Management	No Action
10.	Approve the distribution of the Bank's net profit for 2007 and allocation of the part of funds from reserve equities to dividend payments	Management	No Action
11.
Approve the report of the Bank's Supervisory Board on its activity in 2007 and the results of review of the reports: on the activity of the Bank and of the Bank's Capital Group in 2007, financial
reports of the Bank and of the Bank's Capital Group for 2007 as
well as the motion of the Management Board on distribution of the
Bank's net profit for 2007 and allocation of the part of funds from reserve equities to dividends payments
Management	No Action
12.
Adopt and approve: the Management Board's report on the
activity of the Bank in 2007; the financial statements of the Bank for 2007; the Management Board's report on the activity of the
Bank's Capital Group in 2007; the consolidated financial
statements of the Bank's Capital Group in 2007; distribution of the
Bank's net profit for 2007 and allocation of the part of funds from reserve equities to dividend payment; the report of the Bank's
Supervisory Board on its activity in 2007; the performance of duties by the Members of the Supervisory Board in 2007; and the
performance of duties by the Members of the Management Board in 2007
Management	No Action
13.	Closing of the meeting	Non-Voting
PLEASE BE ADVISED THAT IT IS NOT POSSIBLE TO VOTE ABSTAIN TO THE RESOLUTIONS O-F THIS MEETING. THANK YOU.	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	47560	0	17-Apr-2008	17-Apr-2008

ATLAS COPCO AB, NACKA
Security	W10020118	Meeting Type	Annual General Meeting
Ticker Symbol	ATCOA_SS	Meeting Date	24-Apr-2008
ISIN	SE0000101032	Agenda	701502975 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
1.	Opening of the meeting and elect Mr. Sune Carlsson as a Chairman of the meeting	Management	No Action
2.	Approve the voting list	Management	No Action
3.	Approve the agenda	Management	No Action
4.	Elect 1 or 2 persons to approve the minutes	Management	No Action
5.	Approve to determine whether the meeting has been properly convened or not	Management	No Action
6.	Receive the annual report and the Auditor's report as well as the consolidated annual report and the consolidated Auditor's report	Management	No Action
7.	The President's speech and questions from shareholders to the Board of Directors and the Management	Management	No Action
8.	Receive the report on the functions of and work performed by the Board of Directors and its Audit Committee	Management	No Action
9.A	Approve the profit and loss account and the balance sheet as well as the consolidated profit and loss account and the consolidated balance sheet as well as the presentation by the Auditor	Management	No Action
9.B	Grant discharge from liability to the Board Members and the President	Management	No Action
9.C	Approve a dividend for 2007 is decided to be SEK 3.00 per share according to the approved balance sheet	Management	No Action
9.D	Approve 29 APR 2008 as the record day for the dividend, and the dividend is expected to be distributed by VPC on 05 MAY 2008	Management	No Action
10.	Approve to determine the number of Board Members at 8 and Deputy Members to be elected at the meeting	Management	No Action
11.
Re-elect Messrs. Sune Carlsson, Jacob Wallenberg, Gunnar
Brock, Staffan Bohman, Ulla Litzen, Anders Ullberg as the Board
Members; and elect Messrs. Margareth Ovrum and Johan Forssell as the new Members of the Board and Mr. Sune Carlsson as a
Chairman and Mr. Jacob Wallenberg as a Vice Chairman of the
Board of Directors
Management	No Action
12.
Approve a fee of SEK 1,500,000 to the Chairman, SEK 550,000 to
the Vice Chairman and SEK 450,000 to each other Board Member not employed by the Company, a fee to the Members of the Audit
Committee of SEK 170,000 to the Chairman and SEK 110,000 to
the other 2 Members, a fee to each of the 3 Members of the
Remuneration Committee of SEK 60,000; a fee of SEK 60,000 to
each Board Member who, in addition to the above, participates in a Committee in accordance with a decision of the Board of
Directors; each nominated Board Member shall have the right to receive a part of the Board fee in the form of synthetic shares and the remaining part in cash; the part that could be in the form of synthetic shares amounts, for the Chairman to SEK 825,000, to the Vice Chairman to SEK 300,000 and to the other Board
Members not employed by the Company to SEK 250,000 and as
specified
Management	No Action

13.A	Approve the guiding principles for remuneration for the Senior Executives as specified	Management	No Action
13.B	Approve the performance related Personnel Option Program for 2008 as specified	Management	No Action
13.C	Approve the acquisition and transfer of series A shares of the Company in connection with the personnel option program 2008 as specified	Management	No Action
14.	Approve the acquisition and transfer of series A shares of the Company in connection with the personnel option program 2008 as specified	Management	No Action
15.
Authorize the Board of Directors until the next AGM, considering the proposals in Resolutions 12 and 13 regarding mandate for the
Board to acquire shares as well as to the number of shares
already owned by the Company, to decide at 1 or more occasions on the acquisition of shares in the Company in accordance with the following: 1) the acquisition may be made by maximum the number of series A shares or series B shares or a combination of those that the Company's possession of shares after each
acquisition does not exceed 10% of the total number of the shares issued by the Company; 2) the shares may only be acquired on the Nordic Stock Exchange in Stockholm; and 3) the shares may only be acquired at a price per share within the registered trading interval at any given point in time
Management	No Action
16.	Receive the report on the work performed by the Nomination Committee and approve the proposal regarding the Nomination Committee as specified	Management	No Action
17.	Closing of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	464200	0	03-Apr-2008	03-Apr-2008

SYNTHES INC
Security	87162M409	Meeting Type	Annual General Meeting
Ticker Symbol	SYST_VX	Meeting Date	24-Apr-2008
ISIN	US87162M4096	Agenda	701506644 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 456487 DUE TO RECEIPT OF D-IRECTORS NAMES AND
CHANGE IN VOTING STATUS. ALL VOTES RECEIVED ON THE
PREVIOUS-MEETING WILL BE DISREGARDED AND YOU WILL
NEED TO REINSTRUCT ON THIS MEETING N-OTICE. THANK
YOU.
Non-Voting
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting
1.	Report on the business year 2007	Non-Voting
2.	Guest Speaker Dr. Gianluca Maestretti, Freiburger Spital	Non-Voting
3.	Approve the report on the FY, the annual accounts and the consolidated accounts for 2007	Management	No Action
4.	Receive the report on the dividend approved by the Board of Directors	Non-Voting
5.A	Re-elect Dr. Roland Broenimann to the Board of Directors	Management	No Action
5.B	Re-elect Mr. Robert Bland to the Board of Directors	Management	No Action
5.C	Elect Mr. Amy Wyss to the Board of Directors	Management	No Action
6.	Ratify the selection of Ernst + Young as the Auditors for 2008	Management	No Action
7.	Miscellaneous	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	36920	0	02-Apr-2008	02-Apr-2008

AMERICA MOVIL, S.A.B. DE C.V.
Security	02364W105		Meeting Type	Annual
Ticker Symbol	AMX		Meeting Date	29-Apr-2008
ISIN	US02364W1053		Agenda	932864285 - Management
Item	Proposal		Type	Vote	For/Against Management
I
APPOINTMENT OR, AS THE CASE MAY BE, REELECTION OF
THE MEMBERS OF THE BOARD OF DIRECTORS OF THE
COMPANY THAT THE HOLDERS OF THE SERIES "L" SHARES
ARE ENTITLED TO APPOINT. ADOPTION OF RESOLUTIONS
THEREON.
			Management	For	For
II	APPOINTMENT OF DELEGATES TO EXECUTE AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2	837	126600	0	22-Apr-2008	22-Apr-2008

IMPERIAL OIL LIMITED
Security		453038408		Meeting Type	Annual
Ticker Symbol		IMO		Meeting Date	01-May-2008
ISIN		CA4530384086		Agenda	932825435 - Management
Item	Proposal			Type	Vote	For/Against Management
01	PRICEWATERHOUSECOOPERS LLP BE REAPPOINTED AS AUDITORS OF THE COMPANY.			Management	For	For
02	DIRECTOR			Management
	1	KRYSTYNA T. HOEG			For	For
	2	BRUCE H. MARCH			For	For
	3	JACK M. MINTZ			For	For
	4	ROBERT C. OLSEN			For	For
	5	ROGER PHILLIPS			For	For
	6	PAUL A. SMITH			For	For
	7	SHEELAGH D. WHITTAKER			For	For
	8	VICTOR L. YOUNG			For	For
03	RESOLUTION TO AMEND THE RESTRICTED STOCK UNIT PLAN. (SET OUT ON PAGES 7 TO 9 OF THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR).			Management	For	For
04	PROPOSAL TO ESTABLISH A POLICY REGARDING INCENTIVE PAY AND PAST SERVICE CREDITS RELATING TO THE COMPANY'S PENSION PLAN. (SET OUT IN SCHEDULE A OF THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR).			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2		837	171840	10300	28-Apr-2008	28-Apr-2008

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WI
Security	A19494102	Meeting Type	Annual General Meeting
Ticker Symbol	EBS_AV	Meeting Date	06-May-2008
ISIN	AT0000652011	Agenda	701534845 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual reports, reports of the Managing Board and Supervisory Board for 2007	Management	No Action
2.	Approve to allocate the net income	Management	No Action
3.	Approve the actions of the Board of Directors and Supervisory Board for the FY 2007	Management	No Action
4.	Approve the remuneration of the Supervisory Board	Management	No Action
5.	Elect the Supervisory Board	Management	No Action
6.	Appoint an additional Auditor and Group Auditor for the FY 2009 in addition to the Savings Banks Auditors Association [Sparkassen-Pruefungsverband] as the Statutory Auditor	Management	No Action
7.	Approve the acquisition by Erste Bank of own shares for the purpose of securities trading	Management	No Action
8.
Grant authority for the acquisition of own shares for no designated purpose subject to the exclusion of trading in own shares as purpose of the acquisition. and the authorization to divest acquired shares as consideration for the financing of the acquisition of companies, in one or more corporations domestically or abroad, hence other than by sale via the stock exchange or via a public offering and by analogous application of the provisions concerning the exclusion of subscription rights
Management	No Action
9.a	Receive the De-Merger and Acquisition Agreement dated 26 MAR 2008 by the Management Board	Management	No Action
9.b
Approve the proportionate de-merger by acquisition pursuant to
Section 1 Paragraph 2 No 2 in connection with Section 8
Paragraph 1 of the Austrian De-Merger Act 2 (Spaltungsgesetz;
SpaltG) pursuant to the De-Merger and Acquisition Agreement
dated 26 MAR 2008 as filed with the Vienna Companies Register on the basis of the final balance sheet of Erste Bank der
oesterreichischen Sparkassen AG of 31 DEC 2007, as specified
Management	No Action
9.c	Amend the Articles of Association as specified	Management	No Action
10.	Approve a New Stock Option Program for Management Board Members, executives and key staff of Erste Bank Group [MSOP 2008]	Management	No Action
11.	Approve the changes in the Articles of Association as specified	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	0	0	17-Apr-2008	17-Apr-2008

ALCON, INC.
Security	H01301102		Meeting Type	Annual
Ticker Symbol	ACL		Meeting Date	06-May-2008
ISIN	CH0013826497		Agenda	932874781 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE 2007 ANNUAL REPORT AND ACCOUNTS OF ALCON, INC. AND THE 2007 CONSOLIDATED FINANCIAL STATEMENTS OF ALCON, INC., AND SUBSIDIARIES		Management	For	For
02	APPROPRIATION OF AVAILABLE EARNINGS AND PROPOSED DIVIDEND TO SHAREHOLDERS FOR THE FINANCIAL YEAR 2007		Management	For	For
03	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR 2007		Management	For	For
04	ELECTION OF KPMG KLYNVELD PEAT MARWICK GOERDELER SA, ZURICH, AS GROUP AND PARENT COMPANY AUDITORS		Management	For	For
05	ELECTION OF OBT AG, ZURICH, AS SPECIAL AUDITORS		Management	For	For
6A	ELECTION TO THE BOARD OF DIRECTORS: PAUL BULCKE		Management	For	For
6B	ELECTION TO THE BOARD OF DIRECTORS: THOMAS G. PLASKETT		Management	For	For
6C	ELECTION TO THE BOARD OF DIRECTORS: PAUL POLMAN		Management	For	For
6D	ELECTION TO THE BOARD OF DIRECTORS: CARY R. RAYMENT		Management	For	For
6E	ELECTION TO THE BOARD OF DIRECTORS: JAMES SINGH		Management	For	For
6F	ELECTION TO THE BOARD OF DIRECTORS: DR. DANIEL VASELLA		Management	For	For
07	APPROVAL OF SHARE CANCELLATION		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2	837	47820	0	28-Apr-2008	28-Apr-2008

L'AIR LIQUIDE, PARIS
Security	F01764103		Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	07-May-2008
ISIN	FR0000120073		Agenda	701496449 - Management
Item	Proposal		Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The following-applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will be-
forwarded to the Global Custodians that have become Registered
Intermediaries,-on the Vote Deadline Date. In capacity as
Registered Intermediary, the Global-Custodian will sign the Proxy
Card and forward to the local custodian. If you-are unsure whether your Global Custodian acts as Registered Intermediary, ple-ase contact your representative"
Non-Voting
O.1	Receive the reports of the Board of Directors, the Auditors, and approve the Company's financial statements for the YE on 31 DEC 2007 as presented earnings for the FY: EUR 574,088,390.00		Management	For	For
O.2	Receive the reports of the Board of Directors, the Auditors report and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
O.3
Approve the Board of Directors and resolves that the income for the FY be appropriated as follows: earnings for the FY: EUR
574,088,390.00 retained earnings: EUR 386,882,197.00
distributable income: EUR 960,970,587.00 retained earnings:
EUR 410,020,813.00 dividend: EUR 550,949,774.00 the
shareholders will receive a net dividend of EUR 2.25 per share, and will entitle to the 40% deduction provided by the French Tax
Code, this dividend will be paid on 19 MAY 2008, as required By-
Law, it is reminded that, for the last 3 FY, the dividends paid, were as follows: EUR 3.50 for FY 2004 EUR 3.85 for FY 2005 EUR
4.00 for FY 2006,and authorize the Board of Directors to change the account retained earnings with the necessary amount for the payment of dividend
			Management	For	For
O.4
Authorize the Board of Directors to trade in the Company's shares on the stock market, subject to the conditions described below:
maximum purchase price: EUR 165.00, maximum number of
shares to be acquired: 10% of the share capital, maximum funds invested in the share buybacks: EUR 3,940,937,715.00[Authority expires at the end of 18 month period] this authorization
supersedes the fraction unused of the authorization granted by the shareholders' meeting of MAY 09 2007, delegates all powers to the Board of Directors to take all necessary measures and
accomplish all necessary formalities
			Management	For	For
O.5	Appoint Mr. Rolf Krebs as a Member of the Board of Directors for a 4 year period		Management	For	For
O.6	Appoint Mr. Karen Keten as a Member of the Board of Directors for a 4 year period		Management	For	For
O.7	Appoint Mr. Jean-Claude Buono as a Member of the Board of Directors for a 4 year period		Management	For	For
O.8	Approve to resolves to award total annual fees of EUR 650,000.00 to the Board of Directors		Management	For	For
O.9	Receive the special report of the Auditors on agreements governed by Article L.225.38 of the French Commercial Code, and approve the said report and the agreement referred to therein with BNP Paribas		Management	For	For
O.10
Receive the special report of the Auditors on agreements
governed by Article L.225.38 and L.225.42.1 of the French
Commercial Code, and approve the said report and the
agreements refered to therein with Benoit Potier
			Management	For	For

O.11
Receive the special report of the Auditors on agreements
governed by Article L.225.38 and L.225.42.1 of the French
Commercial Code, and approve the said report and the
agreement referred to therein with Klaus Schmieder
			Management	For	For
O.12
Receive the special report of the Auditors on agreements
governed by Article L.225.38 and L.225.42.1 of the French
Commercial Code, and approve the said report and the
agreements refered to therein with Pierre Dufour
			Management	For	For
O.13
Authorize the Board of Directors to issue Company's warrants within the limit of EUR 8,000,000.000.00, [Authority expires at the end of 60 month period]; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 12 MAY 2004, and delegate all powers to the Board of Directors to take all necessary measures and accomplish all necessary
formalities
			Management	For	For
E.14
Authorize the Board of Directors to reduce the share capital, on 1 or more occasions and at its sole discretion, by canceling all or part of the shares held by the Company in connection with a stock repurchase plan, up to a maximum of 10% of the share capital over a 24 month period; [Authority expires at the end of 24 month period]; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 09 MAY
2007 in its resolution number 8, and delegates all powers to the
Board of Directors to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.15
Authorize the Board of Directors to issue Company's warrants giving right to subscribe to shares of the Company in the event of a public offer before the expiry date of the public offer; [Authority expires at the end of 18 month period]; this shareholders' meeting resolves to increase the share capital by a maximum nominal
value of EUR 714,000,000.00 by the issuance of warrants giving right to subscribe to shares within the limit of the number of shares composing the Company's capital, these new shares will subject to the statutory provisions and will grant entitlement to the distribution of dividend, as from the first day of the FY the warrants to subscribe to shares are exercised
			Management	Against	Against
Comments-This is an anti-takeover measure that could reduce sharholder value
E.16
Authorize the Board of Directors to increase on 1 or more
occasions, in France or Abroad, the share capital to a maximum nominal amount of EUR 250,000,000.00, by issuance, with the
shareholders' preferred subscription rights maintained, of shares;
[Authority expires at the end of 26 month period]; and
authorization supersedes all authorization granted by the
shareholders' meeting relating to the same subject; and delegates and accomplish to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.17
Authorize the Board of Directors to increase the number of
securities to be issued in the event of a capital increase with to without preferential subscription right of shareholders; at the same price as the initial issue, within 30 days of the closing of the subscription period;[Authority expires at the end of 26 month period]; the amount shall count against the overall value set forth in Resolution 16; and delegates all powers to the Board of
Directors to take all necessary measures and accomplish all
necessary formalities; this delegation of powers supersedes any and all earlier delegations to the same effect
			Management	For	For
E.18
Authorize the Board of Directors to increase the share capital in order to grant shares for free to shareholders, in one or more occasions and at its sole discretion, by a maximum nominal
amount of EUR 250,000,000.00, by way of Capitalizing reserves, profits, premiums or other means, provided that such
capitalization is allowed by law and under the By-Laws, by issuing bonus shares or raising the par value of existing shares, or by a combination or these methods; the present [Authority expires at the end of 26-month period]; this delegation supersedes all
previous delegation relating to the same subject; delegates all powers to the Board of Directors to take all necessary measures and accomplish all necessary formalities
			Management	For	For

E.19
Authorize the Board of Directors to increase the share capital, on
1 or more occasions, at its sole discretion, in favor of Employees and Corporate Officers of the Company who are Members of a
Company savings plan; [Authority expires at the end of 26 month period] and for a nominal amount that shall not exceed EUR
27,500,00.00; this amount shall count against overall value set forth in Resolution 16; to cancel the shareholders preferential subscription rights to the profit of their recipients; this authorization supersedes the fraction unused of the authorization granted by the shareholders meeting of 09 MAY 2007 in its Resolution 11;
delegates all powers to the Board of Directors to take all
necessary measures and accomplish all necessary formalities
			Management	For	For
E.20
Authorize the Board of Directors to increase the share capital, on
1 or more occasions, at its sole discretion, in favor of any person corresponding to the specifications given by the Board of
Directors; [Authority expires at the end of 18 month period] and for a nominal amount that shall not exceed EUR 27,500,000.00; this amount shall count against the overall value ser forth in
Resolution 16, to cancel the shareholders preferential subscription rights in favor of any financial institution or subsidiary appointed by the Company; and all powers to the Board of Directors to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.21	Grant full powers to the Bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed By-Law		Management	For	For
PLEASE NOTE THAT THIS IS A MIX MEETING. THANK YOU.			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	184	78000	21-Apr-2008	21-Apr-2008
STANDARD CHARTERED PLC, LONDON
Security	G84228157		Meeting Type	Annual General Meeting
Ticker Symbol	STAN_LN		Meeting Date	07-May-2008
ISIN	GB0004082847		Agenda	701505743 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the annual report for the YE 31 DEC 2007		Management	For	For
2.	Approve to declare a final dividend of USD 56.23 cents per ordinary share for the YE 31 DEC 2007		Management	For	For
3.	Approve the Directors' remuneration report for the YE 31 DEC 2007 as specified of annual report and accounts		Management	For	For
4.	Re-elect Mr. M.B. DeNoma as a executive Director, who retires by rotation		Management	For	For
5.	Re-elect Ms. V. F. Gooding as a Non-executive Director , who retires by rotation		Management	For	For
6.	Re-elect Mr. R. H. P. Markham as a Non-executive Director , who retires by rotation		Management	For	For
7.	Re-elect Mr. P. A. Sands as a Executive Director , who retires by rotation		Management	For	For
8.	Re-elect Mr. O. H. J. Stocken as a Non-executive Director , who retires by rotation		Management	For	For
9.	Elect Mr. G. R. Bullock as a Executive Director by the Board during the year		Management	For	For
10.	Elect Mr. S. B. Mittal as a Non-executive Director by the Board during the year		Management	For	For
11.	Elect Mr. J .W. Peace as a Non-executive Director by the Board during the year		Management	For	For
12.	Re-appoint KPMG Audit PLC as the Auditor to the Company until the end of next year's AGM		Management	For	For
13.	Authorize the Board to set the Auditor's fees		Management	For	For
14.
Authorize the Board, to allot relevant securities [as defined in the
Companies Act 1985], such authority to be limited to: A) the allotment up to a total nominal value of USD 141,042,099 [being not greater than 20% of the issued ordinary share capital of the
Company as at the date of this resolution]; B) the allotment [when combined with any allotment made under (A) above) of relevant securities up to a total nominal value of USD 235,070,165 in connection with: i) an offer of relevant securities open for a period decided on by the Board: a) to ordinary shareholders on the
register on a particular date [excluding any holder holding shares as treasury shares], in proportion [as nearly as may be] to their existing holdings [ignoring for this purpose both any holder holding shares as treasury shares and the treasury shares held by him];
and b) to people who are registered on a particular date as
holders of other classes of equity securities [excluding any holder holding shares as treasury shares], if this is required by the rights of those securities or, if the Board considers it appropriate, as permitted by the rights of those securities, and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with fractional entitlements, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and ii) a share dividend scheme or similar arrangement implemented in
accordance with the Articles of Association of the Company; C)
the allotment of relevant securities pursuant to the terms of any existing share scheme of the Company or any of its subsidiary
			Management	Against	Against

undertakings adopted prior to the date of this meeting, [Authority to apply for the period from 07 MAY 2008 until the earlier of the end of next year's AGM and 06 AUG 2009 unless previously
cancelled or varied by the Company in the meeting]; and authorize the Board to allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry such authorities

Comments-This grants authority to issue 20% of new stock without a rights issue, above our limit
15.
Grant authority to the Board to allot relevant securities up to a total nominal value of USD 141,042,099 pursuant to paragraph (A) of
Resolution 14 set out above be extended by the addition of such number of ordinary shares of USD 0.50 each representing the
nominal amount of the Company's share capital repurchased by the Company pursuant to Resolution 17 set out below
			Management	Against	Against
Comments-This grants authority to issue 20% of new stock without a rights issue, above our limit
S.16
Authorize the Board, subject to the passing of Resolution 14 is passed as an ordinary resolution, the Board be given power to allot equity securities [as defined in the Companies Act 1985] for cash under the authority given by that resolution and/or where the allotment constitutes an allotment of equity securities by virtue of
Section 94(3A) of the Companies Act 1985, free of the restriction in Section 89(1) of the Companies Act 1985, such power to be limited to: a) the allotment of equity securities in connection with an offer of equity securities open for a period decided on by the
Board: i) to the ordinary shareholders on the register on a
particular date [excluding any holder holding shares as treasury shares], in proportion [as nearly as may be] to their existing holdings [ignoring for this purpose both any holder holding shares as treasury shares and the treasury shares held by him]; and ii) to people who are registered on a particular date as the holders of other classes of equity securities [excluding any holder holding shares as treasury shares], if this is required by the rights of those securities or, if the Board considers it appropriate, as permitted by the rights of those securities, and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with fractional
entitlements, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and b) the allotment
[otherwise than under (A) above] of equity securities up to a total nominal value of USD 35,260,524, [Authority to apply from 07
MAY 2008 until the earlier of the end of next year's AGM and 06
AUG 2009 unless previously cancelled or varied by the Company in the meeting ]; and authorize the Board to allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
S.17
Authorize the Company, to make market purchases [as defined in the Companies Act 1985] of its ordinary shares of USD 0.50 each provided that: a) the Company does not purchase more than
141,042,099 shares under this authority; b) the Company does not pay less for each share [before expenses] than USD 0.50 [or the equivalent in the currency in which the purchase is made,
calculated by reference to a spot exchange rate for the purchase of US dollars with such other currency as displayed on the
appropriate page of the Reuters screen at or around 11.00am
London time on the business day before the day the Company
agrees to buy the shares]; and c) the Company does not pay more for each share [before expenses] than 5% over the average of the middle market prices of the ordinary shares according to the Daily
Official List of the London Stock Exchange for the 5 business days
			Management	For	For

immediately before the date on which the Company agrees to buy the shares; [Authority apply from 07 MAY 2008 until the earlier of the end of next year's AGM and 06 AUG 2009 unless previously cancelled or varied by the Company in the general meeting]; the
Company, before the expiry, may make a contract to purchase
ordinary shares in accordance with any such agreement as if the authority had not ended

S.18
Authorize the Company, to make market purchases [as defined in the Companies Act 1985] of up to USD 15,000 dollar preference shares and up to 195,285,000 starling preference shares provided that: a) the Company does not pay less for each share [before expenses] than the nominal value of the share [or the equivalent in the currency in which the purchase is made, calculated by reference to the spot exchange rate for the purchase of the
currency in which the relevant share is denominated with such other currency as displayed on the appropriate page of the
Reuters screen at or around 11.00am London time on the
business day before the day the Company agrees to buy the
shares]; and ; b) the Company does not pay more: i) for each sterling preference share [before expenses] than 25% over the average middle market prices of such shares according to the
Daily Official List of the London Stock Exchange for the 10
business days immediately before the date on which the Company agrees to buy the shares; and ii) for each US dollar preference share [before expenses] than 25% of the average middle market quotations for such shares according to the Daily Official List of the London Stock Exchange for the 10 business days immediately before the date on which the Company agrees to buy the shares;
[Authority to apply from 07 MAY 2008 until the earlier of the end of next year's AGM or 06 AUG 2009 unless previously cancelled or varied by the Company in general meeting]; the Company, before the expiry, may make a contract to purchase shares in
accordance with any such agreement as if the authority had not ended
			Management	For	For
S.19
Approve and adopt the Articles of Association produced to the meeting and signed by the Chairman of the meeting for the
purposes of identification as the new Articles of Association of the
Company in substitution for, and to the exclusion of, the existing
Articles of Association
			Management	For	For
20.
Authorize in accordance with Sections 366 and 367 of the
Companies Act 2006, the Company and all the Companies that
are its subsidiaries during the period for which this resolution is effective: A) make donations to political parties and/or
independent election candidates not exceeding GBP 100,000 in total; B) make donations to political organizations other than political parties not exceeding GBP 100,000 in total; C) incur political expenditure not exceeding GBP 100,000 in total; [as such terms are defined in Sections 363 to 365 of the Companies Act
2006] provided that the aggregate amount of any such donations and expenditure shall not exceed GBP 100,000 during the period period beginning with the date of passing this resolution; [Authority expiring on the earlier of the next year's AGM and 06 AUG 2009 unless previously renewed, revoked or varied by the Company in general meeting]
			Management	For	For
21.
Authorize the Board : i) to make an offer to the holders of ordinary shares [excluding any member holding shares as treasury shares]
to elect to receive new ordinary shares in the capital of the
Company in lieu of all or any part of any interim or final dividend paid in respect of any financial period of the Company ending on or prior to 31 DEC 2013 upon such terms as the Board may
determine; ii) in respect of any such dividend to capitalize such amount standing to the credit of the Company's reserves as may be necessary, and the making by the Board of any such offer and any such capitalization by the Board in each case in respect of any prior financial period is confirmed
			Management	Against	Against

Comments-A pointless exercise, as a stock dividend is not a cash dividend
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	190310	0	25-Apr-2008	25-Apr-2008

UNILEVER PLC
Security	G92087165		Meeting Type	Annual General Meeting
Ticker Symbol	ULVR_LN		Meeting Date	14-May-2008
ISIN	GB00B10RZP78		Agenda	701506694 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the report and accounts for the YE 31 DEC 2007		Management	For	For
2.	Approve the Directors' remuneration report for the YE 31 DEC 2007		Management	For	For
3.	Declare a dividend of 34.11p on the ordinary shares		Management	For	For
4.	Re-elect Mr. P. J. Cescau as a Director		Management	For	For
5.	Elect Mr. J. A. Lawrence as a Director		Management	For	For
6.	Approve to increase GSIP award and bonus limits for Mr. J. A. Lawrence		Management	For	For
7.	Re-elect Professor G. Berger as a Director		Management	For	For
8.	Re-elect the Rt Hon the Lord Brittan of Spennithorne QC, DL as a Director		Management	For	For
9.	Re-elect Professor W. Dik as a Director		Management	For	For
10.	Re-elect Mr. C. E. Golden as a Director		Management	For	For
11.	Re-elect Dr. B. E. Grote as a Director		Management	For	For
12.	Re-elect Mr. N. Murthy as a Director		Management	For	For
13.	Re-elect Ms. H. Nyasulu as a Director		Management	For	For
14.	Re-elect the Lord Simon of Highbury CBE as a Director		Management	For	For
15.	Re-elect Mr. K. J. Storm as a Director		Management	For	For
16.	Re-elect Mr. M. Treschow as a Director		Management	For	For
17.	Re-elect Mr. J. Van Der Veer as a Director		Management	For	For
18.	Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company		Management	For	For
19.	Authorize the Directors to fix the remuneration of the Auditors		Management	For	For
20.	Approve to renew the authority to the Directors to issue shares		Management	For	For
S.21	Approve to renew the authority to the Directors to disapply pre- emption rights		Management	For	For
S.22	Approve to renew the authority to the Company to purchase its own shares		Management	For	For
S.23	Adopt new Articles of Association of the Company		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	152425	0	06-May-2008	06-May-2008

BG GROUP PLC
Security	G1245Z108		Meeting Type	Annual General Meeting
Ticker Symbol	BG/_LN		Meeting Date	14-May-2008
ISIN	GB0008762899		Agenda	701527066 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the financial statements and statutory reports		Management	For	For
2.	Approve the remuneration report		Management	For	For
3.	Approve the final dividend of 5.76 pence per ordinary share		Management	For	For
4.	Elect Dr. John Hood as a Director		Management	For	For
5.	Re-elect Baroness Hogg as a Director		Management	For	For
6.	Re-elect Sir John Coles as a Director		Management	For	For
7.	Reappoint PricewaterhouseCoopers LLP as the Auditors of the Company		Management	For	For
8.	Authorize the Audit Committee to fix the remuneration of the Auditors		Management	For	For
9.
Authorize the Company to make EU political donations to political parties or independent election candidates up to GBP 15,000 to political organizations other than political parties up to GBP
15,000 and incur EU political expenditure up to GBP 20,000
			Management	For	For
10.	Grant authority for issue of equity or equity-linked securities with pre-emptive rights up to aggregate nominal amount of GBP 117,078,772		Management	For	For
11.	Approve the BG Group plc Long Term Incentive Plan 2008		Management	For	For
12.	Approve the BG Group plc Sharesave Plan 2008		Management	For	For
13.	Approve the BG Group plc Share Incentive Plan 2008		Management	For	For
14.	Grant authority for issue of equity or equity-linked securities without pre-emptive rights up to aggregate nominal amount of GBP 16,720,201		Management	For	For
15.	Grant authority for the market purchase of 334,404,035 ordinary shares		Management	For	For
16.	Adopt the new Articles of Association		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	326180	0	05-May-2008	05-May-2008

LVMH MOET HENNESSY LOUIS VUITTON, PARIS
Security	F58485115		Meeting Type	MIX
Ticker Symbol	MC_FP		Meeting Date	15-May-2008
ISIN	FR0000121014		Agenda	701529971 - Management
Item	Proposal		Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followin-g applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will-be forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
O.1	Receive the reports of the Board of Directors and the Auditors, approve the consolidated financial statements ending on 31 DEC 2007 in the form presented to the meeting		Management	For	For
O.2
Receive the reports of the Board of Directors and the Auditors, approve the Company's financial statements for the said YE on 31
DEC 2007 as presented; and grant permanent discharge to the
Board of Directors for the performance of their duties during the said FY
			Management	For	For
O.3	Receive the special report of the Auditors on agreements governed by Article L.225.38 of the French Commercial Code, approve the agreements entered into or which remained in force during the FY		Management	For	For
O.4
Approve, the recommendations of the Board of Directors and to appropriate the income for the FY as follows: income for the FY:
EUR 783,412,326.27 allocation to legal reserve: EUR 0.00:
retained earnings: EUR 2,759,550,929.12 balance available for distribution: EUR 3,542,963,255.39 special reserve on long term capital gains: EUR 0.00 statutory dividend: EUR 7,349,061.15 which corresponds to: EUR 0.015 per share additional dividend:
EUR 776,550,794.85 corresponding to EUR 1.585 per share
retained earnings: EUR 3,542,963,255.39 after appropriation the gross value of the dividend is of EUR 1.60; to reminds that: an interim dividend of EUR 0.35 was already paid on 03 DEC 2007;
the remaining dividend of EUR 1.25will be paid on 23 MAY 2008;
the dividend will entitle natural persons to the 40% allowance, in the event that the Company holds some of its own shares on such date: the amount of the unpaid dividend on such shares shall be allocated to the retained earnings account, as required by law, it is reminded that, for the last three financial years, the dividends paid
[gross value], were as follows: EUR 1.40 for FY 2006: EUR 1.15 for FY 2005 EUR 0.95 for FY 2004
			Management	For	For
O.5	Approve to renew the appointment of Mr. Nicolas Bazire as a Member of the Board of Directors for a 3 year period		Management	For	For
O.6	Approve to renew the appointment of Mr. Antonio Belloni as a Member of the Board of Directors for a 3 year period		Management	For	For
O.7	Approve to renew the appointment of Mr. Diego Della Valle as a Member of the Board of Directors for a 3 year period		Management	For	For
O.8	Approve to renew the appointment of Mr. Gilles Hennessy as a Member of the Board of Directors for a 3 year period		Management	For	For
O.9	Appoint Mr. Charles De Croisset as a Member of the Board of Directors, for a 3 year period		Management	For	For
O.10
Authorize the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 130.00, maximum number
of shares to be acquired: 10% of the share capital, maximum
funds: invested in the share buybacks: EUR 6,400,000,000.00;
[Authority is given for a 18 month period]; and acknowledge that the share capital was composed of 48,993,741 shares on 31 DEC
2007; authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; this
authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 10 MAY 2007
			Management	For	For

E.11
Receive the special report of the Auditors, said report and
authorize the Board of Directors to reduce the share capital, on one or more occasions and at its sole discretion, by cancelling all or part of the shares held by the Company in connection with a stock Repurchase Plan, up to a maximum of 10% of the share
capital over a 24 month period; [Authority is given for a 18 month period], this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 10 MAY
2007
			Management	For	For
E.12
Authorize the Board of Directors to grant, for free, on one or more occasions, existing or future shares, in favour of the employees or the Corporate Officers of the Company and related Companies, they may not represent more than 1% of the share capital;
[Authority is given for a 38 month period], and to take all
necessary measures and accomplish all necessary formalities;
this authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of 12 MAY
2005
			Management	For	For
E.13
Authorize the Board of Directors in order to increase the share capital, in one or more occasions and at its sole discretion: up to a maximum nominal amount of EUR 30,000,000.00 by way of
issuing shares and or debt securities, including warrants to be subscribed either in cash or by the offsetting of debts, up to a maximum nominal amount of EUR 30,000,000.00 by way of
capitalizing reserves, profits, premiums or: other means, provided that such capitalization is allowed by Law and under the Bylaws, to be carried out through the issue of bonus shares or the raise of the par value of the existing shares or by utilizing all or some of these methods, successively or simultaneously; [Authority is given for a 18 month period], approve to cancel the shareholders'
preferential subscription rights in favour of beneficiaries, this amount shall count against the overall value set forth in
Resolutions 12, 14, 15 of the present meeting and 15, 16, 17 of the general meeting of 10 MAY 2007; authorize the Board of
Directors to take all necessary measures and accomplish all
necessary formalities
			Management	For	For
E.14
Authorize the Board of Directors may decide to increase the
number of securities to be issued in the event of a capital increase with or without preferential subscription right of shareholders, at the same price as the initial issue, within 30 days of the closing of the subscription period under the conditions and limits provided by
Article L.225.135.1 of the French Commercial Code; this amount shall count against the overall value set forth in Resolution 13 above mentioned
			Management	Against	Against
Comments-This could allow up to 20% issuance of new shares, above our 10% guideline
E.15
Authorize the Board of Directors to increase the share capital, on one or more occasions, at its sole discretion, in favour of
employees and Corporate Officers of the Company who are
Members of a Company Savings Plan; [Authority is given for a 26 month period], the number of shares issued shall not exceed 3%
of the share capital; the amount shall count against the overall value set forth in Resolution 12, 13, 14 of the present meeting and
15, 16, 17 of the general meeting of 10 MAY 2007; approve to cancel the shareholders' preferential subscription rights in favour of beneficiaries, this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 10
MAY 2007
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	830	56000	02-May-2008	02-May-2008

SASOL LTD
Security	803866102		Meeting Type	Ordinary General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	16-May-2008
ISIN	ZAE000006896		Agenda	701555736 - Management
Item	Proposal		Type	Vote	For/Against Management
1.s.1	Amend the Articles of Association of the Company; by inserting of 3 new Article, namely Articles 1[1] [V] 160 and 161 as specified		Management	For	For
2.S.2
Approve, special resolution number 1, contained in the Notice also containing this resolution, 28,385,645 of the 1,175,000,000
authorized but unissued ordinary shares of no par value in the capital of the Company are converted into 28,385,646 Sasol
Preferred Ordinary Shares of no par value, having the rights privileges and conditions contained in the new Article 160 of the
Company's Articles
			Management	For	For
3.S.3
Approve, subject to the passing and registration of special
resolution number 1 contained in the notice also containing this resolution, 18,923,764, authorized but unissued ordinary shares of no par value in the capital of the Company are converted into
18,923,764, Sasol BEE ordinary shares of no par value, having the rights, privileges and conditions contained in the new Article
161 of the Company's Articles
			Management	For	For
4.S.4
Approve, subject to the passing and registration of special
resolutions Numbers 2 and 3 contained in the notice also
containing this resolution, the existing Clause 10(b) of the
Company's Memorandum of Association [Memorandum] is
deleted and replaced with the following paragraph; (b) the number of ordinary shares without par value is: 1,127,690, 590 ordinary shares of no par value; 28,385,646 ordinary shares of no par value; 18,923,764 Sasol BEE ordinary shares of no par value
			Management	For	For
5.O.1
Approve, to place 1,892,376 ordinary shares in the authorized but unissued share capital of the Company [the Management Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the JSE listings Requirements to allot and issue to the Trustees of the Sasol Inzalo Management
Trust [the Management Trust] for a cash consideration of 0,01
[one cent] per-ordinary share, of which Management Trust the following will be beneficiaries to the extent indicated as specified
			Management	For	For
6.S.5
Authorize, subject to the passing of ordinary resolution number 1 contained In the Notice also containing this resolution, the
Company to issue the Management Trust Share Allocation in
ordinary resolution Number 1 at 0,01 [1%] per share to the
Trustees of the Sarol Inzalo Management Trust [the Management
Trust] which is a price lower than the amount arrived at dividing that part of the stilled capital contributed by already issued shares of that class, by the number of issued shares of that class, namely
6,34
			Management	For	For
7.S.6
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the Notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Kandimathie Christine Ramon
may be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the trust deed of the Management Trust, tabled at the meeting and initialed by the
Chairperson for identification [the Management Trust Deed]
			Management	For	For
8.S.7
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust share
allocation in ordinary resolution number 1 to the Trustees of the
Management Trust of which Mr.Anthony Madimetja Mokaba may
be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the Management Trust
Deed
			Management	For	For

9.S.8
Approve, that, subject to the passing and registration of special resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Victoria Nolitha Fakude may be a beneficiary with a vested right in respect of 25,000 ordinary shares in accordance with the terms of the Management Trust Deed
			Management	For	For
10S.9
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust in which future Black Managers, other than
Black Executive Directors, who are employed by a Member of the
Sasol Group at the time when the Management Trust issues
invitations to potential beneficiaries and who are identified by the
Compensation Committee of the Company, who will, if they
become beneficiaries, have vested rights in the aggregate in respect of such number of ordinary shares as may be identified by the Compensation Committee of the Company in accordance with the terms of the Management Trust Deed
			Management	For	For
11S10
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust, in which future Black Managers who may be
employed by a Member of the Sasol Group, including those at the level of Sasol Group Management and Black Executive Directors,
identified by the Compensation Committee of the Company, as
potential beneficiaries of the Management Trust who will, if they become beneficiaries, have vested rights in respect of such
number of ordinary shares as may be identified by the
Compensation Committee of the Company, in accordance with the terms. of the Management Trust Deed
			Management	For	For
12S11
Authorize, subject to the passing and registration of special resolutions Numbers 5 through to 10 and the passing of ordinary resolution number 1 contained in the Notice also containing this resolution, the Company [without the retention by the
shareholders of the right to amend or revoke this special
resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as a specific authority in terms of Section 85 of the Companies Act and subject to the JSE listings Requirements, to repurchase ordinary shares in the issue share capital of the Company, from the Trustees of the
Management Trust in, accordance with the provisions of the
Management Trust Deed, and Section 5.69 of the JSE Listings
Requirements namely: authorization is given thereto by the
Company's Articles of Association as specified
			Management	For	For
13O.2
Approve to place 23,339,310, ordinary shares in the authorized but unissued share capital of the Company [the Employee Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the] JSE Listings Requirements to allot and issue to the Trustees of the Sasol lnzalo Employee
Trust [Employee Trust] for a cash consideration of 0,01 [one cent]
per ordinary share, in accordance with the provisions of the trust deed of the Employee Trust, tabled at the meeting and initialled by the chairperson for identification
			Management	For	For

14S12
Authorize, that subject to the passing of ordinary resolution number 2 contained in rile notice also containing this resolution, the Company to issue the Employee Trust share Allocation
approved in ordinary resolution number 2 at 0.01 (one cent) per share to the Trust of he Sasol lnzalo Employee Trust [Employee
Trust] which is a price lower than the amount arrived at dividing that part of the staled capital contributes by already issued shares of that class; by the number of issued share of that class, namely
6,34
			Management	For	For
15S13
Approve, the subject to the passing and registration of special resolution number l2 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the issue by the Company of the Employee Trust Share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust in which managing who are employed by a
Member of the Sasol Group at the time when the Employee Trust issues facilitations to potential beneficiaries and who are identified by the Compensation Committee of the Company for the purposes of this resolution With, if they become beneficiaries have vested right in the 850 ordinary shares in accordance with the terms of the trust deed of the Employee Trust; cabled at the meeting and initialled by the Chairperson for identification [the Employee Trust deed] is approved
			Management	For	For
16S14
Approve, that, subject to the passing and registration of special resolution number 12 and the Passing of ordinary resolution
number 2 contained in the Notice also Containing this resolution, the issue by the Company of the Employee Trust share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust, in which future Managers who may be employed by a member of the Sasol Group identified by the Compensation
Committee of the Company, as potential beneficiaries of the
Employee Trust will if they become beneficiaries, have vested rights in respect of a maximum of 850 ordinary shares, in
accordance with the terms of the Employee Trust Deed
			Management	For	For
17S15
Authorize, subject to the passing and registration of special resolution number 12 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as it specific authority in terms of section 85 of the
Companies Act and subject to the JSE Listings Requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Employee Trust in accordance with the provisions of the trust deed of the Employee Trust Deed, and Section 5.09 of the JSE Listings Requirements namely:
authorization is given thereto by the Company's Articles of
Association as specified
			Management	For	For
18O.3
Approve to place 9,461,882 ordinary shares in the authorized but unissued share capital of the Company [the Foundation Share
Allocation] under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies
Act and subject to the JSE listings Requirements to allot and issue to the Trustees of the Sesol Inzalo Foundation for cash
consideration of 0,01 per ordinary share, in accordance with the provisions of the trust deed of the foundation, tabled at the meeting and initialed by the Chairperson for identification as specified
			Management	For	For

19S16
Authorize, subject to the passing of ordinary resolution 3
contained in the Notice also containing this resolution, the
Company to issue the Foundation Shilre Aliocation approved in ordinary resolution 3 at 0,01 (one cent) per share to the Trustees of the Silsol Inzalo Foundation [Foundation] which is a price lower than the amount arrived at by dividing that part of the stated
capital contributed by already issued shares of that class, namely
R6,34 as specified
			Management	For	For
20S17
Authorize, subject to the passing and registration of special resolution 16 and the passing of ordinary resolution 3 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the
Company in breach of any contractual obligations which it
concludes or has concluded in anticipation of obtaining this authority] as specific authority in terms of Section 85 of the
Companies Act and subject to the JSE listing requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Foundation in accordance with the provisions of the trust deed of the foundation tabled at the meeting and initialed by the Chairperson for identification, and
Section 5.69 of the JSE Listing requirements namely as specified
			Management	For	For
21O.4
Approve, subject to the passing and registration of special
resolutions 1, 2 and 4 contained in the Notice also containing this resolution, to palce 9,461,882 Sasol Preferred Ordinary shares in the authorized but unissued share capital of the Company under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the
JSE Listing Requirements, to allot and issue to Sasol Inzalo
Groups Funding limited for a cash consideration of 366 as
specified
			Management	For	For
22S18
Authorize subject to the passing and registration of special resolution 2 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section 38(2A) of the Companies
Act to Sasol Inzalo Groups Funding limited on the basis of the agreements tabled at the meeting and initialed by the Chairperson for identification and which will be available to the shareholders for their perusal in the form of as specified and the Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the financial assistance referred to above, for the duration of the transactions
contemplated in the agreements; and subsequent to the
transaction contemplated in the agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company for this purpose the assets and liabilities have been recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual financial statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act
			Management	For	For
23S19
Approve, that subject to the passing and registration of special resolutions 2 and 18 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the granting of financial assistance by the Company to the Sasol Inzalo Groups
Facilitation Trust [Groups Facilitation Trust] is approved in accordance with section 38(2A) of the Companies Act to enable the Groups Facilitation Trust to: 1) subscribe for; and/or 2)
acquire, any ordinary shares in Sasol Inzalo Groups Limited
[Groups Invest Co] as provided in terms of the Governing
Agreement between the Company, Groups Fund Co and Groups
Invest Co dated 07 APR 2008, tabled at the meeting and initialled by the Chairperson for identification purposes, on tile basis that such financial assistance will be made available by the Company to the Groups Facilitation Trust by way of loans by the Company or by the Company procuring that a third party makes loans to the
Groups Facilitation Trust which are guaranteed by the Company;
the Company will decide at the relevant rime whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the
Foundation is the sole beneficiary of the Groups Facilitation Trust;
the reason for special resolution 19 is to obtain the relevant approval of the shareholders of the Company in terms of Section
38(2A) of the Companies Act in respect of the financial assistance given by the Company to Groups Facilitation Trust in connection with the subscription for shares in the Company's share capital;
the effect of special resolution 19 is that the Company will be authorized to give financial assistance in terms of Section 38(2A)
or the Companies Act
			Management	For	For

24O.5
Approve, subject to the passing and registration of special
resolutions 1, 3 and 4 contained in the notice also containing this resolution, to place 18,923,764 Sasol BEE Ordinary Shares in the authorized but unissued share capital of the Company are placed under the control of the directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE Listings Requirements, to allot and issue for a cash consideration of 366 [three hundred and sixty six rand] per
Sasol BEE Ordinary Share to the black public pursuant to an
invitation to the block public requiring the full subscription price to be paid by the subscriber in particular but without limiting the according to allot and issue to the Directors of the Company to the maximum extent indicated opposite their names, Sasol BEE
Ordinary Shares listed below as specified
			Management	For	For
25S20
Approve, the granting of financial assistance by the Company to the Sasol Inzalo Public Facilitation Trust [Public Facilitation Trust]
in accordance with Section 38(2A) of the Companies Act be
approved to enable the Facilitation Trust to subscribe for: 1. the difference between 2,838,564 Sasol BEE Ordinary Shares and the number of Sasol Bee Ordinary shares subscribed for by the black public pursuant to an invitation issued by the Company during
2008 [the shortfall], at a subscription price of 366 per Sasol BEE
Ordinary share, provided that to the extent that the black public subscribes for more than 16,085,200 ordinary shares in Sasol
Inzalo Public Limited [Public Invest Co] pursuant to the public invitation referred to in paragraph 2, the shortfall shall be reduced by such number; and 2. the difference between 16 085 200
[sixteen million eight five thousand two hundred] ordinary shares in Public Invest Co and the number of ordinary shares in Public
Invest Co subscribed for by the black public pursuant to an
invitation issued by Public Invest Co during 2008 [the funded shortfall], at a subscription price of 5% of 366 per ordinary share in respect of the first 100 ordinary shares and 10% of 366 per
ordinary share in respect of the balance of such ordinary shares to be subscribed for by the Public Facilitation Trust, provided that to the extent that the black public subscribes for more than
			Management	For	For

2,838,564 Sassol BEE Ordinary shares pursuant to the public
invitation referred to in paragraph 1, the funded shortfall shall be reduced by such number, and to acquire any such Sasol BEE
ordinary shares in Public Invest Co and the number of ordinary shares in Public Invest Co which the holders thereof may be
obliged to dispose of as a result of breaching the terms of the invitation to which they have agreed, on the basis that such financial assistance will be made available by the Company to the
Public Facilitation Trust by way of loans by the Company or by the
Company procuring that a third party makes loans to the Public
Facilitation Trust which are guaranteed by the Company; the
Company will decide at the relevant time whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the Foundation is the sole beneficiary of the Public Facilitation Trust

26O.6
Approve, subject to passing and registration of Special resolutions numbers 1, 2 and 4 contained in the notice also containing this resolution, 18,923,764 Sasol preferred ordinary shares in the authorized but unissued share capital of the Company are placed under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE listing requirements, to allot issued for a cash consideration of 366[three hundred and sixty six rand] per Sasol preferred ordinary shares, to public Fund Co in which the
Directors of the Company listed below may be interest via Sasol
Inzalo Public Limited to the maximum extent indicated opposite their names, as specified
			Management	For	For
27S21
Approve, subject to the passing of ordinary resolution 6 contained in the notice also containing this resolution, the provisions of funding and/or the furnishing of security by the Company to Sasol
Inzalo Public Funding limited, in which Mandla Sizwe Vulindlela
Gantsho who is Director of the Company, may be indirecty
interested, in respect of a maximum of 273,200 ordinary shares in
Sasol Inzalo Public Limited is approved on the basis of the
agreements tabled at the meeting and intialled by the Chairperson for identification in the form of as specified
			Management	For	For
28S22
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this Resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundco, in which Sam Montsi who is a
Director of the Company, may be indirectly interested in respect of a maximum of 120,000 shares in Public Invest Company, is
approved on the basis of the Public Fund Co Agreement in the form of the funding identified in Special Resolution 21
			Management	For	For
29S23
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co. in which Thembalihle Hixonia
Nyasulu who is a Director of the Company, may be indirectly
interested in respect of a maximum of 112,000 ordinary share 5 in
Public Invest Co, is approved on the basis of the Public Fund Co
Agreements, in the form of the funding identified in Special
Resolution 21
			Management	For	For
30S24
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of Jecurity by the
Company to Public Fund Company, in which Anthony Madlmetja
Mokaoo who is Director of the Company, may be indirectly
interested hi respect of a maximum of 273,200 ordinary shares in
Public Invest Co, is approved on the basis of the Public Fund Co agreement in the form of the funding identified in Special
Resolution 21
			Management	For	For
31S25
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundeo. in wllich Victoria Nolitha Fakude who is a Director of the Company, may be indirectly interested in respect of a maximum of 73,200 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fun Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For

32S26
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co., in which Kandimathie Christine
Ramon who is a Director of the Company, may be indirectly
interested in respect of a maximum of 273,200 ordinary shares in
Public Invenst Co., is approved on the bam of the Public Fund Co, agreement, in the form of the funding identified in Special
Resolution 21
			Management	For	For
33S27
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution the
provision of funding and/or the furnishing of Jecurity by /the
Company to Public Fund Co, in which Imogen Nonhlanhla Mkhize who is Director of the Company, may be indirectly interested in respect of a maximum of 130, 000 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
34S28
Approve, subject to the passing of ordinary resolution6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public
Fund Co., in which a black manager employed by member of the
Sasol Group, who may qualify for participation in the Boack Public
Funded invitation, may be indirectly interested in respect of the maximum number of ordinary shares in Public Invest Co refleted opposite the manger's name as specified and it is approved on the basis of the Public Fund Co Agreements, in the form of the
funding identified in Special Resolution 21
			Management	For	For
35S29
Approve, subject to the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public fund Co., in which one or more managers employed by a member of the Sasol Group [other than those referred to in Special
Resolution 28 contained in the Notice also containing this
resolution] as identified by the Sasol Nomination and Governance
Committee may be indirectly interested, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
36S30
Authorize, subject to the passing and registration of Special
Resolution 2 and the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of section 38(2A) of the Company
Act to Public Fund Co., on the basis of the public Fund Co
agreements, in the form of the financial assistance identified
Special Resolution 21 subject to the Directors of the Company being satisfied that: the Company will be able to pay its debts as they become due in the ordinary course of the business
subsequent to providing the financial assistance referred to above, for the duration of the transactions contemplated in agreements;
and subsequent to the transaction contemplated in the Public
Fund Co agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will
			Management	For	For

be in excess of the consolidated liabilities of the company for this purpose the assets and liabilities have been recognized and
measures in accordance with the accounting policies used in the
Company's latest audited consolidated annual financial
statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section 38(2B) of the Companies Act

37O7
Authorize the Directors of the Company, with the authority to delegate to anyone of the Directors or an employee of the
Company, to approve and sign all such documents and do all
such things and take such further and other actions that maybe necessary to give effect to the special and ordinary resolutions set out in this Notice
			Management	For	For
38S31
Authorize, subject to the passing and registration of ordinary resolution 1 contained in the Notice also containing this resolution, the Company to give financial assistance in terms of section
38(2A) of the Companies Act to the Management Trust, being the amount necessary to enable the trustees of the Management
Trost to subscribe for the shares referred to in ordinary resolution
1, subject to the Directors of the Company being satisfied that the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the tanuctions contemplated in the Management Team Deed; and
subsequent to the subscription contemplated in the Management
Trust Deed, providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company, for this purpose the assets liabilities have been recognized and measured in accordance with the accounting policies used in the Company's audited consolidated financial statements, Furthermore for this purpose contingent liabilities have account for as required in terms of section 38(2B) of the Companies Act
			Management	For	For
39S32
Authorize, subject to the passing and registration of Ordinary resolution 2 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies Act to the Employee Trust, being that amount necessary to enable tile trustees of the Employee to
subscribe for the shires referred to in extraordinary resolution 2, subject to the Directors of the Company being satisfied the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the transactions contemp and slibsequent to the subscription
contemplated In the Employee Deed, providing the financial
assistance referred to above, consolidated assets Company will be in excess of the consolidated liabilities of the Company For this purpose the assets and liabilities have been recognised and
measured in accordance with the accounting policies used in the
Company's latest in audited consolidated annual financial
statements Furthermore, for this purpose contingent liabilities have been accounted of section 38(2B) of the Companies Act
			Management	For	For
40S33
Authorize, subject to the passing and registration of ordinary resolution 3 contained in the Nolice also Company in resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies to the foundation, being the amount
necessary to enable the trustees of the Foundation to subscribe for the shares referred to in ordinary resolution 3, subject to the directors of the Company being satisfied the Company will be able to pay its debts is they become due in the ordinary course of the business subsequent to the financial statements referred to
above, for the duration of the transactions contemplated in the trust deed of the Foundation; and subsequent to the subscription contemplated in the trust deed of the Foundation, providing the
			Management	For	For

financial referred to above, tile consolidated fairly valued of the
Company will be in excess of the consolidated liabilities of the
Company, for this purpose the assets and liabilities been
recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual finandal statements. Furthermore, {or this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	153420	0	08-May-2008	08-May-2008

FRESENIUS SE, BAD HOMBURG
Security	D27348107		Meeting Type	Annual General Meeting
Ticker Symbol	FRE_GR		Meeting Date	21-May-2008
ISIN	DE0005785638		Agenda	701530544 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 30 APR 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2007 FY wit-h the report of the Supervisory Board, the Group financial statements and annu-al report, and the report pursuant to sections 289(4) and 315(4) of the German-Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
103,255,994-.28 as follows: payment of a dividend of EUR 0.66 per ordinary share payment o-f a dividend of EUR 0.67 per
preference share EUR 71,422.23 shall be carried f-orward ex-
dividend and payable date: 22 MAY 2008
Non-Voting
3.	Ratification of the Acts of the Board of Managing Directors of Fresenius Ag an-d of the Board of Managing Directors of fre- senius SE		Non-Voting
4.	Ratification of the acts of the Supervisory Board of Fresenius Ag and o f the-Board of Managing Directors of fresenius SE		Non-Voting
5.a 1	Election to the Supervisory Board: Shareholder representatives: Prof. Dr. H. C-. Roland Berger		Non-Voting
5.A 2	Election to the Supervisory Board: Shareholder representatives: Dr. Gerd Krick		Non-Voting
5.A 3	Election to the Supervisory Board: Shareholder representatives: Mr. Klaus-Pete-r Mueller		Non-Voting
5.A 4	Election to the Supervisory Board: Shareholder representatives: Dr. Gerhard Ru-pprecht		Non-Voting
5.A 5	Election to the Supervisory Board: Shareholder representatives: Dr. Dieter Sch-enk		Non-Voting
5.A 6	Election to the Supervisory Board: Shareholder representatives: Dr. Karl Schne-ider		Non-Voting
5.B 1	Election to the Supervisory Board: Employee representatives: Mr. Dario Anselmo-Ilosi		Non-Voting
5.B 2	Election to the Supervisory Board: Employee representatives: Mr. Konrad Koelbl		Non-Voting
5.B 3	Election to the Supervisory Board: Employee representatives: Mr. Wilhelm Sachs		Non-Voting
5.B 4	Election to the Supervisory Board: Employee representatives: Mr. Stefan Schube-rt		Non-Voting
5.B 5	Election to the Supervisory Board: Employee representatives: Mr. Rainer Stein		Non-Voting
5.B 6	Election to the Supervisory Board: Employee representatives: Mr. Niko Stumpfoe-gger		Non-Voting

5.B 7	Election to the Supervisory Board: Shareholder representatives: Employee repre-sentatives: and as their substitutes: Mr. Barbara Glos		Non-Voting
5.B 8	Election to the Supervisory Board: Shareholder representatives: Employee repre-sentatives: and as their substitutes: Mr. Christa Hecht		Non-Voting
5.B 9	Election to the Supervisory Board: Shareholder representatives: Employee repre-sentatives: and as their substitutes: Mr. Heimo Messerschmidt		Non-Voting
5.B10	Election to the Supervisory Board: Shareholder representatives: Employee repre-sentatives: and as their substitutes: Mr. Loris Reani		Non-Voting
5.B11	Election to the Supervisory Board: Shareholder representatives: Employee repre-sentatives: and as their substitutes: Mr. Sabine Schaake		Non-Voting
5.B12	Election to the Supervisory Board: Shareholder representatives: Employee repre-sentatives: and as their substitutes: Mr. Birgit Schade		Non-Voting
6.	Approval of the remuneration for the first Supervisory Board of fresenius se t-he Members of the Supervisory Board shall be remunerated as specified in Secti-on 14 of the Articles of Association		Non-Voting
7.	Appointment of Auditors for the 2008 FY: KPMG, Frankfurt		Non-Voting
8.
Resolution on the authorization to Grant Stock Options (2008 stock option prog-ram), the creation of new contingent capital, and the corresp. amendments to t-he Articles of Association the
company shall be authorized to grant up to 6,20-0,000 stock
options to executives and Managers of the Company and affiliated
C-ompanies, on or before 20 MAY 2013; the share capital shall be increased accor-dingly by up to EUR 3,100,000 through the issue of up to 3,100,000 ordinary sh-ares, and by up to another EUR
3,100,000 through the issue of up to 3,100,000-preference
shares, insofar as stock options are exercised
Non-Voting
9.
Resolution on the adjustment of the existing stock option
programs the previou-sly issued stock options and convertible bonds may be exercised at any time ou-t-side the blocking
periods, insofar as the corresponding conditions are fulfi-lled
Non-Voting
10.	Separate resolution of the preference share-holders on the stock option program and the contingent capital as per item 8		Management	For	For
11.	Separate resolution of the preference share-holders on the adjustment of the stock option programs as per item 9		Management	For	For

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	35080	0	08-May-2008	08-May-2008

FRESENIUS SE, BAD HOMBURG
Security	D27348123		Meeting Type	Annual General Meeting
Ticker Symbol	FRE_GR		Meeting Date	21-May-2008
ISIN	DE0005785604		Agenda	701532372 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 30 APR 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2007 FY wit-h the report of the Supervisory Board, the group financial statements and annu-al report, and the report pursuant to sections 289(4) and 315(4) of the German-Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
103,255,994.28 as follows: payment of a dividend of EUR 0.66 per ordinary share payment of a dividend of EUR 0.67 per preference share EUR 71,422.23 shall be carried forward ex-dividend and payable date: 22 MAY 2008
			Management	For	For
3.	Ratification of the acts of the Board of Managing Directors of Fresenius AG and of the Board of Managing Directors of Fresenius SE		Management	For	For
4.	Ratification of the acts of the Supervisory Board of Fresenius AG and of Board of Managing Directors of Fresenius SE		Management	For	For
5.a.1	Elections to the Supervisory Board: Shareholder Representatives: Mr. Roland Berger		Management	For	For
5.a.2	Elections to the Supervisory Board: Shareholder Representatives: Mr. Gerd Krick		Management	For	For
5.a.3	Elections to the Supervisory Board: Shareholder Representatives: Mr. Klaus-Peter Mueller		Management	For	For
5.a.4	Elections to the Supervisory Board: Shareholder Representatives: Mr. Gerhard Rupprecht		Management	For	For
5.a.5	Elections to the Supervisory Board: Shareholder Representatives: Mr. Dieter Schenk		Management	For	For
5.a.6	Elections to the Supervisory Board: Shareholder Representatives: Mr. Karl Schneider		Management	For	For
5.b.1	Elections to the Supervisory Board: Employee Representatives: Mr. Dario Anselmo Ilossi		Management	For	For
5.b.2	Elections to the Supervisory Board: Employee Representatives: Mr. Konrad Koelbl		Management	For	For
5.b.3	Elections to the Supervisory Board: Employee Representatives: Mr. Wilhelm Sachs		Management	For	For
5.b.4	Elections to the Supervisory Board: Employee Representatives: Mr. Stefan Schubert		Management	For	For
5.b.5	Elections to the Supervisory Board: Employee Representatives: Mr. Rainer Stein		Management	For	For
5.b.6	Elections to the Supervisory Board: Employee Representatives: Mr. Niko Stumpfoegger		Management	For	For

5.b.7	Elections to the Supervisory Board: Employee Representatives and as their substitutes: Mr. Barbara Glos		Management	For	For
5.b.8	Elections to the Supervisory Board: Employee Representatives and as their substitutes: Mr. Christa Hecht		Management	For	For
5.b.9	Elections to the Supervisory Board: Employee Representatives and as their substitutes: Mr. Heimo Messerschmidt		Management	For	For
5.b10	Elections to the Supervisory Board: Employee Representatives and as their substitutes: Mr. Loris Reani		Management	For	For
5.b11	Elections to the Supervisory Board: Employee Representatives and as their substitutes: Mr. Sabine Schaake		Management	For	For
5.b12	Elections to the Supervisory Board: Employee Representatives and as their substitutes: Mr. Birgit Schade		Management	For	For
6.	Approval of the remuneration for the first Supervisory Board of Fresenius SE the Members of the Supervisory Board shall be remunerated as specified in Section 14 of the Article of Association		Management	For	For
7.	Appointment of Auditors for the 2008 FY: KPMG, Frankfurt		Management	For	For
8.
Resolution on the authorization to grant Stock Options [2008
Stock Option Program], the creation of new contingent capital, and the correspondence amendments to the Article of Association the
Company shall be authorized to grant up to 6,200,000 stock
options to Executives and Managers of the Company and affiliated companies, on or before 20 MAY 2013, the share capital shall be increased accordingly by up to EUR 3,100,000 through the issue of up to 3,100,000 ordinary shares, and by up to another EUR
3,100,000 through the issue of up to 3,100,000 preference shares, insofar as stock options are exercised
			Management	For	For
9.
Resolution on the adjustment of the existing stock option
programs the previously issued stock options and convertible bonds may be exercised at any time outside the blocking periods, insofar as the corresponding conditions are fulfilled
			Management	For	For
10.	Separate resolution of the preference shareholders on the Stock Option Program-and the contingent capital as per Item 8		Non-Voting
11.	Separate resolution of the preference shareholders on the adjustment of the St-ock Option Programs as per Item 9		Non-Voting

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	54370	0	08-May-2008	08-May-2008

LI & FUNG LTD
Security	G5485F144		Meeting Type	Annual General Meeting
Ticker Symbol	494_HK		Meeting Date	21-May-2008
ISIN	BMG5485F1445		Agenda	701551803 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited consolidated accounts and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend of 50 HK cents per share in respect of the YE 31 DEC 2007		Management	For	For
3.a	Re-elect Dr. William Fung Kwok Lun as a Director		Management	For	For
3.b	Re-elect Mr. Allan Wong Chi Yun as a Director		Management	For	For
3.c	Re-elect Mr. Makoto Yasuda as a Director		Management	For	For
4.	Re-appoint PricewaterhouseCoopers as the Auditors and authorize the Board of Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company, subject to this resolution, to purchase shares of the Company during the relevant period, not exceeding 10% of the aggregate nominal amount of the share
capital of the Company on The Stock Exchange of Hong Kong
Limited or any other stock exchange recognized for this purpose by the Securities and Futures Commission of Hong Kong and The
Stock Exchange of Hong Kong Limited under the Hong Kong
Code on Share Repurchases; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Companies Act 1981 of Bermuda to be held]
			Management	For	For
6.
Authorize the Directors of the Company, to allot, issue and deal with additional shares in the capital of the Company and to make or grant offers, agreements and options during and after the relevant period, a) not exceeding 20% of the aggregate nominal amount of the share capital of the Company on the date of this resolution, provided that the aggregate nominal amount of the share capital so allotted [or so agreed conditionally or
unconditionally to be allotted] pursuant to this resolution solely for cash and unrelated to any asset acquisition shall not exceed 10%
of the aggregate nominal amount of the share capital of the
company in issue on the date of passing of this resolution; plus b)
[if the Directors of the Company are so authorized by a separate ordinary resolution of the shareholders of the Company] the
nominal amount of share capital repurchased by the Company
subsequent to the passing of this resolution [up to a maximum equivalent to 10% of the aggregate nominal amount of the issued share capital of the Company on the date of this resolution] and the said approval shall be limited accordingly, otherwise than pursuant to: i) a rights issue; or ii) the exercise of any share option scheme adopted by the Company; or iii) any scrip dividend or similar arrangement; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Companies Act 1981 of Bermuda to be held]
			Management	For	For
7.	Authorize the Directors of the Company to exercise the powers of the Company referred to Resolution 6, as specified, in respect of the share capital of the Company referred to such resolution		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	1408200	0	09-May-2008	09-May-2008

DASSAULT SYS S A
Security	F2457H100		Meeting Type	MIX
Ticker Symbol	DSY_FP		Meeting Date	22-May-2008
ISIN	FR0000130650		Agenda	701542638 - Management
Item	Proposal		Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followi-ng applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions wil-l be forwarded to the Global Custodians that have become Registered
Intermedia-ries, on the Vote Deadline Date. In capacity as
Registered Intermediary, the G-lobal Custodian will sign the Proxy
Card and forward to the local custodian. I-f you are unsure
whether your Global Custodian acts as Registered Intermediary-, please contact your representative"
Non-Voting
O.1
Receive the reports of the Board of Directors and the Auditors, and approve the Company's financial statements for the YE in 31
DEC 2007, as presented; and the expenses and charges that
were not tax deductible of EUR 379,315.00 with a corresponding tax of EUR 130,598.00
			Management	For	For
O.2	Receive the reports of the Board of Directors and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
O.3
Approve the recommendations of the Board of Directors and
resolves that the income for the FY be appropriated as follows:
earnings for the FY: EUR 135,676,022.00, legal reserve: EUR
183,426.00, dividends: EUR 54,098,094.38 corresponding to a
dividend of EUR 0.46 per share; prior retained earnings: EUR 8
1,394,501.62 retained earnings: EUR 947,788,567.76 in the event that the Company holds some of its own s hares on such date, the amount of t he unpaid dividend on such shares s hall be allocated to the retained earnings account;; as required by law, it is reminded that, for the last 3 FY, the dividends paid, were as follows: EUR 0.38 for FY 2004 EUR 0.42 for FY 2005 EUR 0.44
for FY 2006
			Management	For	For
O.4
Receive the special report of the Auditors on agreements
governed by Article L 225.38 and followings of the French
Commercial Code, and approve the agreements entered into or
which remained in force during the FY
			Management	For	For
O.5
Receive the special report of the Auditors on agreements
governed by Article L 225.38 of the French Commercial Code, and
approve the granting of an indemnity to Mr. Bernard Charles in the event of his removal
			Management	For	For
O.6
Authorize the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 60.00, maximum number
of s hares to be acquired: 10% of the share capital, maximum funds invested in the share buybacks: EUR 500,000,000.00; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 06 JUN 2007 in its
Resolution 5; and to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.7
Authorize the Board of Directors to reduce the share capital, on 1 or more occasions and at its sole discretion, by cancelling all or part of the shares held by the Company in connection with a Stock
Repurchase Plan, up to a maximum of 10% of the share capital over a 24 month period; and to take all necessary measures and accomplish all necessary formalities
			Management	For	For

E.8
Authorize the Board of Directors to grant, in 1 or more
transactions, to beneficiaries to be chose n by it, options giving the right either to subscribe for new shares in the Company to be issued through a share capital increase, or to purchase existing shares purchased by the Company, it being provided that the
options shall not give rights to a total number of shares, which shall exceed 10% of capital; to cancel the shareholders'
preferential subscription rights in favour of beneficiaries; this delegation of powers supersedes any and all earlier delegations to the same effect; and to take all necessary measures and
accomplish all necessary formalities[Authority expires at the end of 38 month period]
			Management	For	For
E.9
Authorize the Board of Directors to increase the share capital, on
1 or more occasions, at its sole discretion, in favour of Employees and Corporate Officers of the Company who are Members of a
Company Savings Plan; and for a nominal amount that shall not exceed EUR 10,000,000.00; to cancel the shareholders'
preferential subscription rights in favour of Des Adherents; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 06 JUN 2007 in its
resolution 15; this amount shall count against the overall value specified in resolution 15; this delegation of powers supersedes any and all earlier delegations to the same effect; and to take all necessary measures and accomplish all necessary
formalities[Authority expires at the end of 26 month period]
			Management	For	For
OE.10	Grant full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed ByLaw		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	149100	0	08-May-2008	08-May-2008

HUTCHISON WHAMPOA LTD
Security	Y38024108		Meeting Type	Annual General Meeting
Ticker Symbol	13_HK		Meeting Date	22-May-2008
ISIN	HK0013000119		Agenda	701556055 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the statement of audited accounts and reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend		Management	For	For
3.1	Re-elect Mr. Li Tzar Kuoi, Victor as a Director		Management	For	For
3.2	Re-elect Mr. Fok Kin-ning, Canning as a Director		Management	For	For
3.3	Re-elect Mr. Kam Hing Lam as a Director		Management	For	For
3.4	Re-elect Mr. Holger Kluge as a Director		Management	For	For
3.5	Re-elect Mr. Wong Chung Hin as a Director		Management	For	For
4.	Appoint the Auditors and authorize the Directors to fix the Auditor's remuneration		Management	For	For
5.1	Approve a general mandate given to the Directors to issue and dispose of additional ordinary shares of the Company not exceeding 20% of the existing issued ordinary share capital of the Company		Management	For	For
5.2
Authorize the Directors of the Company, during the relevant
period, to repurchase ordinary shares of HKD 0.25 each in the capital of the Company in accordance with all applicable laws and the requirements of the Rules Governing the Listing of Securities
on The Stock Exchange of Hong Kong Limited or of any other
stock exchange, not exceeding 10% of the aggregate nominal
amount of the ordinary share capital of the Company in issue at the date of this resolution; and [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by Law to be held]
			Management	For	For
5.3
Approve, the general granted to the Directors to issue and dispose of additional ordinary shares pursuant to Ordinary Resolution
Number 1, to add an amount representing the aggregate nominal amount of the ordinary share capital of the Company repurchased by the Company under the authority granted pursuant to Ordinary
Resolution Number 2, provided that such amount shall not exceed
10% of the aggregate nominal amount of the issued ordinary
share capital of the Company at the date of this resolution
			Management	For	For
6.1
Approve, with effect from the conclusion of the meeting at which this resolution is passed, the rules of the Share Option Plan adopted in 2004 by Partner Communications Company Limited
[Partner, an indirect non-wholly owned subsidiary of the Company held through Hutchison Telecommunications International Limited
[HTIL], whose shares are listed on the Tel-Aviv Stock Exchange with the American depositary shares quoted on US NASDAQ]
[copy of which has been produced to the meeting and marked A]
			Management	For	For
6.2
Approve the shareholders of HTIL whose shares are listed on the main board of The Stock Exchange of Hong Kong Limited and
New York Stock Exchange, Including; i) the existing plan mandate limit in respect of the granting of options to subscribe for shares in
Partner [the Partner Shares] under the Share Option Plans of partner be refreshed and renewed to the extent and provided that the total number of partner shares which may be allotted and issued pursuant to the exercise of the options to be granted under the 2004 Partner Share Option Plan as defined in the circular to
			Management	For	For

shareholders of the Company dated 24 APR 2008 [excluding
options previously granted, outstanding, cancelled, lapsed or exercised under all Share Option Plans of Partner] shall be
increased by 8,142,000 Partner Shares; and ii) to amend the 2004
Partner Share Option Plan by increasing the total number of
partner shares reserved for issuance upon exercise of options to be granted under the 2004 Partner Share Option Plan by
8,142,000 Partner shares

6.3
Approve, with effect from the conclusion of the meeting at which this resolution is passed, the amendments to the 2004 Partner
Share Option Plan as specified, and approve the same by the
shareholders of Partner and HTIL subject to such modifications of the relevant amendments to the 2004 Partner Share Option Plan as the Directors of the Company may consider necessary, taking into account the requirements of the relevant regulatory
authorities, including without limitation, The Stock Exchange of
Hong Kong Limited, and authorize the Directors to do all such acts and things as may be necessary to carry out such amendments
and [if any] modifications into effect
			Management	For	For
7.1
Approve the downward adjustment to the exercise price of the
HTIL Share Options [as defined in the circular to shareholders of the Company dated 24 APR 2008 [the Circular] outstanding and unvested at the date of payment of the HTIL transaction special dividend [as defined in the Circular] on a dollar-for-dollar basis
			Management	For	For
7.2
Approve the HTIL Share Option Terms change, under which, inter alia, downward adjustment to the exercise price of the share options granted but not exercised as at the date of each payment of special dividend by HTIL shall be made by an amount which the
HTIL Directors consider as reflecting the impact such payment will have or will likely to have on the trading prices of the ordinary shares of HTIL, provided that inter alia, a) the amount of the downward adjustment shall not exceed the amount of such special dividend to be paid; b) such adjustment shall take effect on the date of payment by HTIL of such special dividend; and c) the adjusted exercise price of the share options shall not, in any case, be less than the nominal value of the ordinary shares of HTIL
			Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	459000	0	09-May-2008	09-May-2008

BUNGE LIMITED
Security	G16962105		Meeting Type	Annual
Ticker Symbol	BG		Meeting Date	23-May-2008
ISIN	BMG169621056		Agenda	932868675 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: ERNEST G. BACHRACH		Management	For	For
1B	ELECTION OF DIRECTOR: ENRIQUE H. BOILINI		Management	For	For
1C	ELECTION OF DIRECTOR: MICHAEL H. BULKIN		Management	For	For
02
TO APPOINT DELOITTE & TOUCHE LLP AS BUNGE LIMITED'S
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2008 AND TO AUTHORIZE THE AUDIT
COMMITTEE OF THE BOARD OF DIRECTORS TO
DETERMINE THE INDEPENDENT AUDITORS' FEES.
			Management	For	For
03	TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES OF BUNGE LIMITED FROM 240,000,000 TO 400,000,000.		Management	For	For
04	TO INCREASE THE NUMBER OF AUTHORIZED PREFERENCE SHARES OF BUNGE LIMITED FROM 10,000,000 TO 21,000,000.		Management	For	For
05	TO AMEND BUNGE LIMITED'S BYE-LAWS TO PERMIT BUNGE LIMITED TO REPURCHASE OR OTHERWISE ACQUIRE ITS SHARES TO HOLD AS TREASURY SHARES.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2	837	11380	101800	16-May-2008	16-May-2008

TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD
Security	Y84629107		Meeting Type	Annual General Meeting
Ticker Symbol	2330_TT		Meeting Date	13-Jun-2008
ISIN	TW0002330008		Agenda	701576956 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 468955 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Chairman's address		Non-Voting
2.1	2007 business report		Non-Voting
2.2	Audit Committee's report		Non-Voting
2.3	The implementation of common shares buyback		Non-Voting
2.4	TSMC's 'rules and procedures of Board of Directors meetings'		Non-Voting
3.1	Approve the 2007 business report and financial statements		Management	For	For
3.2	Approve the distribution of 2007 profits		Management	For	For
3.3	Approve the capitalization of 2007 dividends, 2007 employee profit sharing and capital surplus		Management	For	For
4.	Other business and special motion		Non-Voting
5.	Meeting adjourned		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	2666271	0	05-Jun-2008	05-Jun-2008

P.T. TELEKOMUNIKASI INDONESIA, TBK
Security	715684106		Meeting Type	Annual
Ticker Symbol	TLK		Meeting Date	20-Jun-2008
ISIN	US7156841063		Agenda	932926376 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE COMPANY'S ANNUAL REPORT FOR THE FINANCIAL YEAR 2007.		Management	For	For
02
RATIFICATION OF THE FINANCIAL STATEMENTS AND
PARTNERSHIP AND COMMUNITY DEVELOPMENT PROGRAM
FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2007
AND ACQUITTAL AND DISCHARGE TO THE MEMBERS OF
THE BOARD OF DIRECTORS AND BOARD OF
COMMISSIONERS.
			Management	For	For
03	RESOLUTION ON THE APPROPRIATION OF THE COMPANY'S NET INCOME FOR FINANCIAL YEAR 2007.		Management	For	For
04	APPROVAL OF THE DETERMINATION OF THE AMOUNT OF REMUNERATION FOR THE MEMBERS OF THE DIRECTORS AND COMMISSIONERS.		Management	For	For
05
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE COMPANY'S FINANCIAL STATEMENTS FOR THE
FINANCIAL YEAR 2008, INCLUDING AUDIT OF INTERNAL
CONTROL OVER FINANCIAL REPORTING AND
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE FINANCIAL STATEMENTS OF THE PARTNERSHIP AND
COMMUNITY DEVELOPMENT PROGRAM FOR THE
FINANCIAL YEAR 2008.
			Management	For	For
06	APPROVAL TO THE AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION.		Management	For	For
07	APPROVAL FOR THE SHARE BUY BACK III PROGRAM.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB2	837	141040	0	12-Jun-2008	12-Jun-2008

BANCO SANTANDER, SA, SANTANDER
Security	E19790109		Meeting Type	Ordinary General Meeting
Ticker Symbol	SAN		Meeting Date	21-Jun-2008
ISIN	ES0113900J37		Agenda	701582846 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 476993 DUE TO RECEIPT OF D-IRECTORS NAMES. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO NORMAL
MEETING TURNED TO ISSUER PAY-MEETING AND CHANGE
IN MEETING DATE. IF YOU HAVE ALREADY SENT IN YOUR
VOTES, P-LEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL I-
NSTRUCTIONS. THANK YOU.
Non-Voting
1.
Examination and approval, if deemed appropriate. of the annual accounts [balance sheet, profit and loss statement, statements of changes in net assets and cash flows, and notes] and of the
corporate management of Banco Santander, S.A and its
consolidated Group, all with respect to the Fiscal Year ended 31
DEC 2007.
			Management	For	For
2.	Application of results from Fiscal Year 2007.		Management	For	For
3.A	Ratification of the appointment of Mr. Juan Rodriguez Inciarte.		Management	For	For
3.B	Re-election of Mr. Luis Alberto Salazar-Simpson Bos.		Management	For	For
3.C	Re-election of Mr. Luis Angel Rojo Duque.		Management	For	For
3.D	Re-election of Mr. Emilio Botin-Sanz de Sautuola y Garcia de los Rios.		Management	For	For
4.	Re-election of the Auditor of Accounts for Fiscal Year 2008.		Management	For	For
5.
Authorization for the Bank and its Subsidiaries to acquire their own stock pursuant to the provisions of Section 75 and the first additional provision of the Business Corporations Law [Ley de
Sociedades Anonimas], depriving of effect the authorization
granted by the shareholders at the General Shareholders' Meeting held on 23 JUN 2007 to the extent of the unused amount.
			Management	For	For
6.	Approval, if appropriate, of new Bylaws and abrogation of current Bylaws.		Management	For	For
7.	Amendment, if appropriate, of Article 8 of the Rules and Regulations for the General Shareholders' Meeting.		Management	For	For
8.
Delegation to the Board of Directors of the power to carry out the resolution to be adopted by the shareholders at the Meeting to increase the share capital, pursuant to the provisions of Section
153.1a) of the Business Corporations Law, depriving of effect the authorization granted by the shareholders at such General
Meeting on 23 JUN 2007.
			Management	For	For
9.
Delegation to the Board of Directors of the power to issue fixed-
income securities that are convertible into and/or exchangeable for shares of the Company, setting standards for determining the conditions for and modalities of the conversion and or exchange and allocation to the Board of Directors of the powers to increase capital in the required amount, as well as to exclude the
preemptive subscription rights of the shareholders and holders of convertible debentures, depriving of effect the authorization conferred by resolution Ten approved at the Ordinary General
Shareholders' Meeting of 21 JUN 2003.
			Management	For	For
10.	Delegation to the Board of Directors of the power to issue fixed- income securities not convertible into shares.		Management	For	For

11.A
With respect to the long-term Incentive Policy approved by the
Board of Directors, approval of new cycles and a plan for the delivery of Santander shares for implementation by the Bank and companies of the Santander Group, linked to certain requirements of permanence or changes in total shareholder return and
earnings per share of the Bank.
			Management	For	For
11.B
Approval of an incentive plan for employees of Abbey National Plc and other companies of the Group in the United Kingdom by
means of options to shares of the Bank linked to the contribution of periodic monetary amounts and to certain requirements of
permanence.
			Management	For	For
12.
Authorization to the Board of Directors to interpret, remedy, supplement, carry out and further develop the resolutions adopted by the shareholder at the Meeting, as well as to delegate the powers received from the shareholders at the Meeting, and the grant of powers to convert such resolutions into notarial
instruments.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	458610	0	12-Jun-2008	12-Jun-2008

WPP GROUP PLC, HYTHE KENT
Security	G9787H105		Meeting Type	Annual General Meeting
Ticker Symbol	WPP_LN		Meeting Date	24-Jun-2008
ISIN	GB00B0J6N107		Agenda	701601987 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the audited accounts		Management	For	For
2.	Declare a final dividend of 9.13 pence per ordinary share		Management	For	For
3.	Elect Mr. Timothy Shriver as a Director		Management	For	For
4.	Re-elect Mr. Orit Gadiesh as a Director		Management	For	For
5.	Re-elect Mr. Stanley Morten as a Director		Management	For	For
6.	Re-elect Mr. Koichiro Naganuma as a Director		Management	For	For
7.	Re-elect Mr. Esther Dyson as a Director		Management	For	For
8.	Re-elect Mr. John Queich as a Director		Management	For	For
9.	Re-elect Mr. Mark Read as a Director		Management	For	For
10.	Re-elect Mr. Paul Spencer as a Director		Management	For	For
11.	Re-elect Sir Martin Sorrell as a Director		Management	For	For
12.	Reappoint Deloitte Touche LLP as the Auditors and authorize the Board to determine their remuneration		Management	For	For
13.	Authorize the Directors to allot equity or equity-linked securities with pre-emptive rights up to aggregate nominal amount of GBP 43,812,326.40		Management	For	For
S.14	Authorize the Company to purchase 117,155,289 ordinary shares		Management	For	For
S.15	Grant authority to issue of equity or equity-linked securities without pre-emptive rights up to aggregate nominal amount of GBP 5,867,764.45		Management	For	For
16.	Approve the remuneration report of the Directors		Management	For	For
S.17	Approve the adoption of New Articles of Association		Management	For	For
S.18	Amend the New Articles of Association with effect from 01 OCT 2008		Management	For	For
19.	Amend the WPP Group plc annual bonus deferral programme		Management	For	For
20.	Approve the deferral of awards to Sir Martin Sorrell under 2004 Leap		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR NAME IN RESOLUTI-ON 12 AND AMOUNTS IN
THE RESOLUTIONS 13, 14 AND 15. IF YOU HAVE ALREADY
SENT I-N YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM UNLESS YOU DECIDE TO AMEND-YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	606720	0	13-Jun-2008	13-Jun-2008

QIAGEN NV
Security	N72482107		Meeting Type	Annual General Meeting
Ticker Symbol	QIA_GR		Meeting Date	26-Jun-2008
ISIN	NL0000240000		Agenda	701605050 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Open of the meeting		Non-Voting
2.	Receive report of Management Board		Non-Voting
3.	Receive report of Supervisory Board		Non-Voting
4.	Approve the financial statements and the statutory reports		Management	For	For
5.	Receive the explanation on Company's reserves and dividend policy		Management	For	For
6.	Approve to discharg of Management Board		Management	For	For
7.	Approve to discharge of Supervisory Board		Management	For	For
8.	Elect the Supervisory Board Members		Management	For	For
9.	Elect the Management Board Members		Management	For	For
10.	Approve the remuneration of the Supervisory Board		Management	For	For
11.	Ratify Ernst Young as the Auditors		Management	For	For
12.	Grant authority to repurchase of up to 20% of issued share capital		Management	For	For
13.	Amend the Articles regarding expected changes in Dutch Company Law		Management	For	For
14.	Allow questions		Non-Voting
15.	Close meeting		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	43120	354700	13-Jun-2008	13-Jun-2008
GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616673 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting
1.	Approve the Annual Report of OAO Gazprom for 2007.		Management	For	For
2.	Approve the annual accounting statements, including the profit and loss report of the Company based on the results of 2007.		Management	For	For
3.	Approve the distribution of profit of the Company based on the results of 2007.		Management	For	For
4.	Approve the amount of, time period and form of payment of annual dividends on the Companys shares that have been proposed by the Board of Directors of the Company.		Management	For	For
5.	Approve Closed Joint Stock Company PricewaterhouseCoopers Audit as the Companys external auditor.		Management	For	For
6.	Pay remuneration to members of the Board of Directors and Audit Commission of the Company in the amounts recommended by the Board of Directors of the Company.		Management	For	For
7.	Approve the amendments to the Charter of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
8.	Approve the amendments to the Regulation on the General Shareholders; Meeting of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
9.	Approve the amendments to the Regulation on the Board of Directors of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
10.	Approve the amendment to the Regulation on the Management Committee of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
11.
In accordance with Articles 77 and 83 of the Federal Law &; On
Joint Stock Companies,&; determine that, on the basis of the market value as calculated by ZAO Mezhdunarodnyi Biznes
Tsentr: Konsultatsii, Investitsii, Otsenka (CJSC International
Business Center: Consultations, Investments, Valuation), the price for services to be acquired by OAO Gazprom pursuant to an
agreement on insuring the liability of members of the Board of
Directors and Management Committee of OAO Gazprom should
amount to the equivalent in rubles of 3.5 million U.S. dollars.
			Management	For	For
12.1
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
Gazprombank (Open Joint Stock Company) will, upon the terms
and conditions announced by it, accept and credit funds
transferred to accounts opened by OAO Gazprom and conduct
			Management	For	For

operations through the accounts in accordance with OAO
Gazproms instructions, as well as agreements between OAO
Gazprom and Gazprombank (Open Joint Stock Company)
regarding maintenance in the account of a non-reducible balance in a maximum sum not exceeding 20 billion rubles or its equivalent in a foreign currency for each transaction, with interest to be paid by the bank at a rate not lower than 0.3% per annum in the
relevant currency.

12.2
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which Sberbank of Russia OAO will, upon the terms and conditions announced by it, accept and credit funds transferred to accounts opened by OAO Gazprom and
conduct operations through the accounts in accordance with OAO
Gazproms instructions.
			Management	For	For
12.3
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will provide services to OAO Gazprom making use of the
Bank; Client electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of the bank being in effect at the time the services are provided.
			Management	For	For
12.4
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to whichSberbank of Russia OAO will
provide services to OAO Gazprom making use of the Client
Sberbank electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of Sberbank of Russia OAO being in effect at the time the services are provided.
			Management	For	For
12.5
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Foreign currency purchase / sale agreements
between OAO Gazprom and Gazprombank (Open Joint Stock
Company), to be entered into under the General Agreement on
the Conduct of Conversion Operations between OAO Gazprom
and the bank dated as of September 12, 2006, No. 3446, in a
maximum sum of 500 million U.S. dollars or its equivalent in rubles,euros or other currency for each transaction.
			Management	For	For
12.6
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 500 million
U.S. dollars and for a period of not more than 14 months.
			Management	For	For

12.7
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazproms subsidiaries obligations to Sberbank of Russia OAO with respect to the banks guarantees issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 1 billion U.S. dollars and for a period of not more than 14 months.
			Management	For	For
12.8
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities related to such companies obligations to pay excise taxes in connection with exports of petroleum products that are subject to excise taxes, and eventual penalties, in a maximum sum of 900 million rubles and for a period of not more than 14 months.
			Management	For	For
12.9
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant to OAO
Beltransgaz temporary possession and use of the facilities of the
Yamal Europe trunk gas pipeline system and related service
equipment that are situated in the territory of the Republic of
Belarus for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property in a
maximum sum of 5.7 billion rubles.
			Management	For	For
12.10
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will grant to
OAO Gazpromregiongaz temporary possession and use of the
property complex of the gas distribution system, comprised of
			Management	For	For

facilities designed to transport and supply gas directly to
consumers (gas offtaking pipelines, gas distribution pipelines, intertownship and street gas pipelines, high-, medium- and low-
pressure gas pipelines, gas flow control stations and buildings), for a period of not more than 12 months and OAO
Gazpromregiongaz will make payment for using such property in a maximum sum of 848 million rubles.

12.11
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazkomplektimpeks pursuant to which OAO Gazprom will grant to
OOO Gazkomplektimpeks temporary possession and use of the
facilities of the methanol pipeline running from the Korotchaevo station to the petroleum storage depot of the Zapolyarnoye gas-
oil-condensate field for a period of not more than 12 months and
OOO Gazkomplektimpeks will make payment for using such
property in a maximum sum of 365 million rubles.
			Management	For	For
12.12
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO Stimul
pursuant to which OAO Gazprom will grant to ZAO Stimul
temporary possession and use of the wells and downhole and
aboveground well equipment within the Eastern Segment of the
Orenburgskoye oil and gascondensate field for a period of not more than 12 months and ZAO Stimul will make payment for using such property in a maximum sum of 1.1 billion rubles.
			Management	For	For
12.13
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will grant to
OAO Gazpromtrubinvest temporary possession and use of the
building and equipment of a tubing and casing manufacturing
facility with a thermal treatment shop and pipe coating unit, situated in the Kostromskaya Region, town of Volgorechensk, for a period of not more than 12 months and OAO Gazpromtrubinvest will make payment for using such property in a maximum sum of
179 million rubles.
			Management	For	For
12.14
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant to OAO
Lazurnaya temporary possession and use of the property of the first and second units of the Lazurnaya Peak Hotel complex,
situated in the city of Sochi, for a period of not more than 12 months and OAO Lazurnaya will make payment for using such
property in a maximum sum of 109 million rubles.
			Management	For	For
12.15
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant to DOAO Tsentrenergogaz of OAO Gazprom
temporary possession and use of the building and equipment of
			Management	For	For

the repair and machining shop at the home base of the oil and gas production department for the Zapolyarnoye gas-oil-condensate field, situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, for a period of not more than 12 months and DOAO Tsentrenergogaz of OAO
Gazprom will make payment for using such property in a
maximum sum of 52 million rubles.

12.16
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant OOO
Gazpromtrans temporary possession and use of the infrastructure facilities of the railway stations of the Surgutskiy Condensate
Stabilization Plant and of the Sernaya railway station, as well as the facilities of the railway station situated in the town of
Slavyansk-na-Kubani, for a period of not more than 12 months and OOO Gazpromtrans will make payment for using such
property in a maximum sum of 800 million rubles.
			Management	For	For
12.17
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant OAO
Tsentrgaz temporary possession and use of the sports complex situated in the Tulskaya Region, Shchokinskiy District, township of
Grumant, for a period of not more than 12 months and OAO
Tsentrgaz will make payment for using such property in a
maximum sum of 18 million rubles.
			Management	For	For
12.18
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Gazprom will grant OAO
Promgaz temporary possession and use of experimental
prototypes of gasusing equipment (self-contained modular boiler installation, recuperative air heater, miniboiler unit, radiant panel heating system, U-shaped radiant tube, modularized compact
fullfunction gas and water treatment installations for coal bed methane extraction wells, wellhead equipment, borehole
enlargement device, and pressure core sampler) for a period of not more than 12 months and OAO Promgaz will make payment
for using such property in a maximum sum of 6 million rubles.
			Management	For	For
12.19
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant Gazprombank (Open Joint Stock
Company) temporary possession and use of non-residential
premises situated at 31 Lenina Street, Yugorsk, Tyumenskaya
Region for a period of not more than 12 months and
Gazprombank (Open Joint Stock Company) will make payment for using such property in a maximum sum of 2 million rubles.
			Management	For	For
12.20
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom will grant
OAO Salavatnefteorgsintez temporary possession and use of the gas condensate pipelines running from the Karachaganakskoye
gas condensate field to the Orenburgskiy Gas Refinery for a
period of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using such property in a maximum sum of 400 thousand rubles.
			Management	For	For

12.21
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will grant OAO
Vostokgazprom temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OAO Vostokgazprom will make
payment for using such property in a maximum sum of 134
thousand rubles.
			Management	For	For
12.22
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazprom Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OOO Gazprom Export will make
payment for using such property in a maximum sum of 133
thousand rubles.
			Management	For	For
12.23
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of communications lines, communications networks and equipment, which are located in the city of Moscow, the city of Maloyaroslavets and the city of Rostov-on-Don, for a period of not more than 5 years and ZAO Gaztelecom will make payment for using such property in a maximum sum of 188 million rubles.
			Management	For	For
12.24
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of buildings, communications lines,
communications networks, cable duct systems and equipment,
which are located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city of
Kaliningrad, in the Smolenskaya Region of the Russian
Federation and in the territory of the Republic of Belarus, for a period of not more than 12 months and ZAO Gaztelecom will
make payment for using such property in a maximum sum of 110 million rubles.
			Management	For	For
12.25
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will issue guarantees to the Russian Federations customs authorities with respect to the obligations of OAO Gazprom as a customs broker to pay customs payments and eventual interest and penalties, in a maximum sum of 50 million rubles, with the bank to be paid a fee at a rate of not more than 1% per annum of the amount of the guarantee.
			Management	For	For

12.26
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas in an amount of not more than 311 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 740 billion rubles.
			Management	For	For
12.27
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas purchased by OAO
Gazprom from independent entities and stored in underground
gas storage facilities, in an amount of not more than 3.841 billion cubic meters for a maximum sum of 10 billion rubles.
			Management	For	For
12.28
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for a fee of not more than 168.2 million rubles, in its own name, but for OAO
Gazproms account, to accept and,through OOO Mezhregiongaz s
electronic trading site, sell gas produced by OAO Gazprom and its affiliates, in an amount of not more than 7.5 billion cubic meters for a maximum sum of 16.82 billion rubles.
			Management	For	For
12.29
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz will
deliver and OAO Gazprom will accept (off-take) gas purchased by
OOO Mezhregiongaz from independent entities, in an amount of not more than 14.1 billion cubic meters for a maximum sum of
41.6 billion rubles.
			Management	For	For
12.30
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver and OAO
Gazprom will accept (off-take) gas in an amount of not more than
4.75 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 3.4 billion rubles.
			Management	For	For
12.31
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will deliver and OAO
NOVATEK will accept (off-take) gas in an amount of not more
than 2 billion cubic meters and will pay for gas a maximum sum of
2.41 billion rubles.
			Management	For	For

12.32
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO Severneftegazprom
will deliver and OAO Gazprom will accept (off-take) gas in an amount of not more than 16.25 billion cubic meters and will pay for gas a maximum sum of 16.2 billion rubles.
			Management	For	For
12.33
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3 billion cubic meters and OAO
Tomskgazprom will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 1.2 billion rubles.
			Management	For	For
12.34
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 42 billion cubic meters across the
territory of the Russian Federation, CIS countries and Baltic states and OOO Mezhregiongaz will pay for the services related to
arranging for the transportation of gas via trunk gas pipelines a maximum sum of 57 billion rubles.
			Management	For	For
12.35
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazprom Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3.7 billion cubic meters and OAO
Gazprom Neft will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
2.32 billion rubles.
			Management	For	For
12.36
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in a total amount of not more than 37 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 30.4 billion rubles.
			Management	For	For
12.37
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SIBUR Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 1 billion cubic meters and OAO SIBUR
Holding will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
600 million rubles.
			Management	For	For

12.38
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and storage in
underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for gas injection and storage a maximum sum of 600 million
rubles, as well as services related to arranging for the off-taking from underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the off-taking of gas a maximum sum of 40 million rubles.
			Management	For	For
12.39
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and a/s Latvijas
G ze pursuant to which OAO Gazprom will sell and a/s Latvijas G ze will purchase gas as follows: in an amount of not more than
600 million cubic meters for a maximum sum of 198 million euros in the second half of 2008 and in an amount of not more than 700 million cubic meters for a maximum sum of 231 million euros in the first half of 2009.
			Management	For	For
12.40
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and AB
Lietuvos Dujos pursuant to which OAO Gazprom will sell and AB
Lietuvos Dujos will purchase gas as follows: in an amount of not more than 800 million cubic meters for a maximum sum of 270
million euros in the second half of 2008 and in an amount of not more than 1 billion cubic meters for a maximum sum of 330 million euros in the first half of 2009.
			Management	For	For
12.41
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and UAB Kauno
termofikacijos elektrin pursuant to which OAO Gazprom will sell and UAB Kauno termofikacijos elektrin will purchase gas as
follows: in an amount of not more than 200 million cubic meters for a maximum sum of 32 million euros in the second half of 2008 and in an amount of not more than 250 million cubic meters for a maximum sum of 83 million euros in the first half of 2009.
			Management	For	For
12.42
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which OAO Gazprom will deliver
and MoldovaGaz S.A. will accept (off-take) in 2009 gas in an amount of not more than 3.3 billion cubic meters and will pay for gas a maximum sum of 594 million U.S. dollars.
			Management	For	For

12.43
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which in 2009 MoldovaGaz S.A. will provide services related to the transportation of gas in transit mode across the territory of the Republic of Moldova in an amount of not more than 22.3 billion cubic meters and OAO Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 55.6 million U.S. dollars.
			Management	For	For
12.44
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which KazRosGaz LLP will sell and
OAO Gazprom will purchase in 2009 gas in an amount of not
more than 1.1 billion cubic meters for a maximum sum of 110
million U.S. dollars.
			Management	For	For
12.45
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which in 2009 OAO Gazprom will
provide services related to the transportation across the territory of the Russian Federation of gas owned by KazRosGaz LLP in an
amount of not more than 8.2 billion cubic meters and KazRosGaz
LLP will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 22.3 million U.S.
dollars.
			Management	For	For
12.46
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell and OAO
Beltransgaz will purchase in 2009 gas in an amount of not more than 22.1 billion cubic meters for a maximum sum of 4.42 billion
U.S. dollars, as well as pursuant to which in 2009 OAO
Beltransgaz will provide services related to the transportation of gas in transit mode across the territory of the Republic of Belarus in an amount of not more than 14.5 billion cubic meters via the gas transportation system of OAO Beltransgaz and in an amount of not more than 32.8 billion cubic meters via the Byelorussian segment of Russias Yamal Europe gas pipeline and OAO
Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 500 million U.S.
dollars.
			Management	For	For
12.47
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazpromtrubinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 19 million rubles.
			Management	For	For

12.48
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gazpromstroyinzhiniring pursuant to which ZAO
Gazpromstroyinzhiniring undertakes, using in-house and/or
outside personnel and resources, to perform in accordance with instructions from OAO Gazprom an aggregate of start-up and
commissioning work at OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009 to June 2009, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the result of such work and to pay for such work a
maximum sum of 100 million rubles.
			Management	For	For
12.49
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom s facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 538
million rubles.
			Management	For	For
12.50
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including deformation of the original geometrical dimensions of the structures or individual elements of, machinery or equipment; linear portions,
technological equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines; property forming part of wells; natural gas held at the facilities of the Unified Gas
Supply System in the course of transportation or storage in
underground gas storage reservoirs (insured property), as well as in the event of incurrence of losses by OAO Gazprom as a result of an interruption in production operations due to destruction or loss of or damage to insured property (insured events), to make
			Management	For	For

payment of insurance compensation to OAO Gazprom or OAO
Gazproms subsidiaries to which the insured property has been leased (beneficiaries), up to the aggregate insurance amount of not more than 10 trillion rubles in respect of all insured events, and OAO Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 6 billion rubles, with each agreement having a term of 1 year.

12.51
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property of other persons or to the environment as a result of an emergency or incident that occurs, amongst other things, because of a terrorist act at a hazardous industrial facility operated by OAO Gazprom (an
insured event), to make an insurance payment to the physical persons whose life, health or property has been harmed, to the legal entities whose property has been harmed or to the state, acting through those authorized agencies of executive power
whose jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the environment
(beneficiaries), and OAO Gazprom undertakes to pay an
insurance premium in a total maximum amount of 500 thousand
rubles, with each agreement having a term of 1 year.
			Management	For	For
12.52
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom, OOO Gazkomplektimpeks, Gazprombank (Open
Joint Stock Company), OAO Gazpromregiongaz, OOO
Gazpromtrans, OAO Gazpromtrubinvest, ZAO Gaztelecom, OAO
Krasnodargazstroy, OAO Lazurnaya, OAO Promgaz, ZAO Stimul,
OAO Tsentrgaz, DOAO Tsentrenergogaz of OAO Gazprom, OOO
Gazprom Export, OAO VNIPIgazdobycha and OAO
Salavatnefteorgsintez (the Contractors) pursuant to which the
Contractors undertake to provide from August 29, 2008 to October
15, 2008 in accordance with instructions from OAO Gazprom the services of arranging for and proceeding with a stocktaking of the property, plant and equipment of OAO Gazprom that are to be
leased to the Contractors and OAO Gazprom undertakes to pay
for such services a maximum sum of 69.8 million rubles.
			Management	For	For
12.53
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Technical and economic assessment of the resource base of hydrocarbons by
the Republic of Abkhazia and development of proposals regarding the forms of cooperation between OAO Gazprom and the
Republic of Abkhazia in the areas of geological exploration work, production of hydrocarbons, supply of gas and gasification;
Adjustment of the General Scheme of Gas Supply and
Gasification for the Irkutskaya Region ; Development of a General
Scheme of Gas Supply and Gasification for the Republic of Altai ;
Preparation of certain sections of the Program for Developing the
			Management	For	For

Fuel and Energy Sector of the Irkutskaya Region through 2010-
2015 and over the Long Term through 2030 ; and Studies of the price elasticity of demand for natural gas in the regions of Eastern
Siberia and the Far East over the long term, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 156 million rubles.

12.54
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Arranging for and conducting the second phase of experimental work to
research the possibility of producing methane from coal beds in the first-priority areas in Kuzbass; Development of a program for comprehensive expansion of OAO Gazproms capabilities in the
area of developing small fields, low-pressure gas fields and coal bed methane resources for the period through 2030; and
Geological and economic evaluation of promising licensable areas in Eastern Siberia which would enable OAO Gazprom to create
new centers of gas production by 2030, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 381.1 million rubles.
			Management	For	For
12.55
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of ways to reduce the share of gas in the structure of regional fuel and energy balances using as example certain constituent entities of the Central Federal Circuit; Development of a version of the national standard GOST R ISO 13623-2009 Oil and Gas Industry
Pipeline Transportation Systems; Preparation of forecasts of production and consumption of energy resources of the Baltic
States for the period from 2007 to 2020; and Preparation of
recommendations regarding prompt adjustment of offtaking at the group of fields in the Nadym-Pur-Tazovskiy area in accordance with market requirements, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 51.7 million rubles.
			Management	For	For
12.56
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
			Management	For	For

subjects: Justification of investments in the construction of the
South Stream gas pipeline and Justification of investments in the creation of the Sakhalin Khabarovsk Vladivostok gas
transportation system, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 708 million rubles.

12.57
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a Concept for Improving Production Processes in Gas
Distribution Organizations; Development of a Concept for
Technological Advancement of Gas Distribution Systems;
Development of proposals designed to increase the operating
efficiency of gas distribution organizations; Development of a regulatory framework related to the operation of gas distribution systems; Creation of OAO Gazproms standards for drafting
environmental impact assessment and environmental protection sections and developing land rehabilitation projects and sanitary buffer zone layouts as part of project documentation for the construction of gas distribution facilities; and Development of a program for the reconstruction of water conditioning facilities of
OAO Gazproms heat supply systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 137 million rubles.
			Management	For	For
12.58
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of OAO Gazproms budgeting and regulatory framework related to the construction of oil and gas wells in a marine environment;
Development of recommendations regarding the rehabilitation of distribution networks on the basis of polymeric materials;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Schedule of Fees for Services Related to
Conduct of Technical Supervision over the Quality of Capital
Construction, Reconstruction and Workover of OAO Gazproms Oil
and Gas Facilities; Feasibility study regarding the establishment of a specialized subsidiary, Gazpromavtogaz, to operate natural gas vehicle refuelling compressor stations and sell gas as a motor fuel; and Development of a General Scheme of Gasification for
the Murmanskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 178.1 million rubles.
			Management	For	For
12.59
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in
			Management	For	For

accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a concept for the creation of high energy efficiency zones with the participation of OAO Gazprom; Development of a
methodological, regulatory and informational framework for energy conservation and efficient utilization of fuel and energy resources by OAO Gazprom and gas consumers; Preparation of guiding
documents regarding the use of new materials, equipment and
technologies in gas distribution systems; Creation of a system of comprehensive diagnostics of gas distribution systems for the industry; and Prospects for developing small-scale power
generation capacity on the basis of untapped hydrocarbon fields in the Southern Federal Circuit of the Russian Federation, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 134.2 million rubles.

12.60
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Preparation of a regulation on OAO Gazproms hydrocarbon field development
management system; Review of implementation, and adjustment, of the Programs of Reconstruction of Heat Supply Systems of
OAO Gazprom (boiler equipment, heat supply networks and
instrumentation); and Development and improvement of standards for gas-burner devices and gas-using equipment, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 35.7 million rubles.
			Management	For	For
12.61
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the arrangement of deliveries of natural gas from the Sakhalin Island to the Primorskiy Province of the Russian Federation and the
Republic of Korea; An investment proposal regarding the creation of gas transportation facilities for delivering gas to European markets along the southern route; Technical and economic
analysis of various options for the siting of an LNG plant for supplying the Atlantic Basin market; Technical and economic
considerations regarding deliveries of Russian gas to Israel,
Cyprus and the Palestinian Territories; and Technical and
economic estimates for various options of gas deliveries to the
Kaliningradskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 88.7 million rubles.
			Management	For	For
12.62
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: An investment proposal regarding the development of
OAO Gazproms production capabilities in Eastern Siberia and the
Far East; An investment proposal regarding the construction of
LNG plants for supplying liquefied gas to the Atlantic Basin market; and Justification of investments in the creation of a gas transportation system for the Kovyktinskoye field, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 330 million rubles.
			Management	For	For

12.63
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 30,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Customization of the ISO 13628 standard of the International
Organization for Standardization, Design and operation of subsea production systems - Part 1: General requirements and
recommendations and Development of a data base and electronic information archive regarding the matters of LNG/CNG
transportation by sea, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 10.6 million rubles.
			Management	For	For
12.64
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the creation of an organizational scheme for commercially-based
accounting for liquid hydrocarbons by OAO Gazprom; An
investment proposal regarding the construction of auxiliary electric power stations at facilities of OOO Gazprom Transgaz
Yekaterinburg; and An investment proposal regarding the
construction of auxiliary electric power stations at facilities of OOO
Gazprom Transgaz Samara, and to deliver the results of such
work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 14.3 million rubles.
			Management	For	For
12.65
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
			Management	For	For

investment studies for OAO Gazprom covering the following
subjects: Justification of investments in the reconstruction of the
Nizhnyaya Tura Center gas pipeline system and An investment
proposal regarding the creation of an automated power supply control system at OOO Gazprom Dobycha Astrakhan, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 112.3 million rubles.

12.66
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Development of a concept and a program for building up a unified body of regulatory documents related to the design, development and implementation of automated systems for controlling
production and technological complexes at OAO Gazproms
facilities; Development of OAO Gazproms corporate standard
(STO Gazprom) entitled Rules for frequency and coverage
planning. Determination of frequency range for implementing OAO
Gazproms digital network of mobile communications;
Development of model designs of communications systems for the period of construction of gas production, transportation,
processing and storage facilities; and Development of a concept for expanding OAO Gazproms communications network for the
period through 2020, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 41.2 million rubles.
			Management	For	For
12.67
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 30,
2010, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subject:
Development of a set of standards defining technical requirements with respect to OAO Gazproms communications systems and
networks, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 81.3 million rubles.
			Management	For	For
12.68
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subjects: Justification of investments in the development of Neocomian and Jurassic deposits of the Kharasaveiskoye and
Bovanenkovskoye fields and the transportation of liquid
hydrocarbons from Yamal Peninsula fields; Technical and
economic analysis of various options for the utilization of marginal wells at the Kanchurinsko-Musinskiy underground gas storage
			Management	For	For

complex coupled with the development of an engineering project of cyclic operation; and Justification of investments in the construction of a system of vertical drainage of water from the dome of underflooding at the Astrakhan Gas Refinery, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 650 million rubles.

12.69
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from January 1, 2009 to
December 31, 2010, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subject: Justification of investments in the development of the Chayandinskoye field and the transportation of gas, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 413 million rubles.
			Management	For	For
12.70
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of efficient process control systems and of an organizational structure for the Bovanenkovskoye gas
production enterprise based on the minimal manning;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Model technical requirements with respect to process equipment for gas production facilities; and Development of OAO Gazproms corporate standard (STO Gazprom) entitled
Standard costs of decommissioning operations and methods for funding a decommissioning reserve for field development facilities upon completion of production, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 85.4 million rubles.
			Management	For	For
12.71
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, pre-investment studies for OAO
Gazprom covering the following subject: Adjustment of the
justification of investments in the project for export deliveries of liquid sulfur by OOO Gazprom Dobycha Astrakhan through the
port of Novorossiysk, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 30 million rubles.
			Management	For	For
12.72
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of engineering
solutions for protecting areal sites at points of intersection of multiple-line trunk gas pipelines; Development of a methodology for comprehensive assessment of economic efficiency of
information protection at OAO Gazprom and its subsidiaries and organizations; Development of OAO Gazproms corporate
standard (STO Gazprom) for terms and definitions in the field of protection of facilities by means of security engineering equipment and anti-terrorist protection systems; Development of itemized guides to aggregated construction cost components for estimating the cost of construction of OAO Gazproms facilities at the concept design stage; and Development of an itemized guide to per-unit capital expenditure ratios in the construction of OAO Gazproms facilities for use at the concept design stage, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 46.8 million rubles.
			Management	For	For

12.73
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2010, in accordance with
instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Analysis of the results of application, and development of proposals regarding modification, of OAO Gazproms set of corporate standards (STO Gazprom)
with respect to security engineering equipment and anti-terrorist protection systems and Development of standards for outfitting
OAO Gazproms facilities with security engineering equipment and anti-terrorist protection systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 12.3 million rubles.
			Management	For	For
12.74
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2008, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Development of a
concept for improving metrological support for technological processes at facilities involved in the production, processing, transportation and underground storage of gas and delivery
thereof to consumers; Development of OAO Gazproms corporate
recommendations (R Gazprom) entitled Methodology for
determining gas flow rates and parameters thereof during
nonstationary processes in gas pipelines; Development of OAO
Gazproms corporate standard (STO Gazprom) entitled Thermal
insulation of metering pipelines in gas metering stations; and
			Management	For	For

Development of a concept for counteracting technological
terrorism at OAO Gazprom and its subsidiary companies and
organizations and of the structure of a system of documents for regulating the aforementioned sphere of activities, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 15.6 million rubles.

12.75
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to January 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of an
experimental prototype of a software and hardware solution for cryptographic protection of information exchanged by pipeline telematic systems and shopfloor systems of automated process control systems at a line control station of a trunk gas pipeline, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 9.5 million rubles.
			Management	For	For
12.76
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of key
regulations in the field of automation, telematics, and automated process control systems used in gas production, transportation and underground storage, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 6.8 million rubles.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	110170	0	12-Jun-2008	12-Jun-2008

GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616736 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting

Please note that resolutions 13.1 - 13.19 involve cumulative voting. Under cum-ulative voting, since 11 director seats are up for election, you are entitled-to cast 11 votes for every share you own.
You can cast your votes for any one-or more nominees. You do not need to distribute your votes among all candidate-s. The sum of the votes distributed among the candidates cannot exceed the num-ber of ADRs multiplied by 11 or the holder's instruction on this item may be r-endered null and void. Please contact your client service representative for m-ore information on the
cumulative voting process.
Non-Voting
13.1	Elect AKIMOV ANDREI IGORIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.2	Elect ANANENKOV ALEXANDER GEORGIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.3	Elect BERGMANN BURCKHARD to the Board of Directors of OAO Gazprom.		Management	For	For
13.4	Elect GAZIZULLIN FARIT RAFIKOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.5	Elect DEMENTIEV ANDREI VLADIMIROVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.6	Elect ZUBKOV VIKTOR ALEKSEEVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.7	Elect KARPEL ELENA EVGENIEVNA to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.8	Elect MEDVEDEV YURIY MITROFANOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.9	Elect MILLER ALEXEY BORISOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.10	Elect NABIULLINA ELVIRA SAKHIPZADOVNA to the Board of Directors of OAO Gazprom.		Management	For	For
13.11	Elect NIKOLAEV VIKTOR VASILIEVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.12	Elect POTYOMKIN ALEXANDER IVANOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.13	Elect SEREDA MIKHAIL LEONIDOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.14	Elect FEDOROV BORIS GRIGORIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.15	Elect FORESMAN ROBERT MARK to the Board of Directors of OAO Gazprom.		Management	For	For
13.16	Elect KHRISTENKO VIKTOR BORISOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.17	Elect SHOKHIN ALEXANDER NIKOLAEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.18	Elect YUSUFOV IGOR KHANUKOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against

13.19	Elect YASIN EVGENIY GRIGORIEVICH to the Board of Directors of OAO Gazprom.		Management	For	For

Please note that for resolutions 14.1 -14.12 you may vote FOR; no more than 9-of the 12 candidates. In case you vote for more than
9 candidates, the ballot-in respect to this agenda item will be considered invalid.
Non-Voting
14.1	Elect ARKHIPOV DMITRY ALEXANDROVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.2	Elect ASKINADZE DENIS ARKADIEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.3	Elect BIKULOV VADIM KASYMOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.4	Elect ISHUTIN RAFAEL VLADIMIROVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.5	Elect KOBZEV ANDREY NIKOLAEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.6	Elect LOBANOVA NINA VLADISLAVOVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.7	Elect LOGUNOV DMITRY SERGEEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.8	Elect MIKHAILOVA SVETLANA SERGEEVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.9	Elect NOSOV YURY STANISLAVOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.10	Elect OSELEDKO VIKTORIYA VLADIMIROVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.11	Elect FOMIN ANDREY SERGEEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.12	Elect SHUBIN YURY IVANOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB2	50P	110170	0	13-Jun-2008	13-Jun-2008

TESCO PLC, CHESHUNT
Security	G87621101	Meeting Type	Annual General Meeting
Ticker Symbol	TSCO_LN	Meeting Date	27-Jun-2008
ISIN	GB0008847096	Agenda	701645965 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING ID 490252. ALL VOTES RECEIVED-ON THE PREVIOUS MEETING WILL BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT O-N THIS MEETING NOTICE. THANK YOU.	Non-Voting
1.	Receive the accounts and reports of the Directors and the Auditors for the FYE 23 FEB 2008	Management	For	For
2.	Approve the Directors' remuneration report for the FYE 23 FEB 2008	Management	For	For
3.	Declare a final Dividend of 7.7 pence per share recommended by the Directors	Management	For	For
4.	Re-elect Mr. Charles Allen as a Director	Management	For	For
5.	Re-elect Dr. Harald Einsmann as a Director	Management	For	For
6.	Re-elect Mr. Rodney Chase as a Director	Management	For	For
7.	Re-elect Ms. Karen Cook as a Director	Management	For	For
8.	Re-elect Sir Terry Leahy as a Director	Management	For	For
9.	Re-elect Mr. Tim Mason as a Director	Management	For	For
10.	Reappoint PricewaterhouseCoopers LLP as the Auditors of the Company, to hold office until the conclusion of the next general meeting at which accounts are laid before the Company	Management	For	For
11.	Approve to determine the remuneration of PricewaterhouseCoopers LLP by the Directors	Management	For	For
12.
Authorize the Director, in accordance with Section 80 of the
Companies Act 1985 (the Act), to allot relevant securities [as defined in Section 80(2) of the Act] of the Company up to an aggregate nominal amount of GBP 130.8 million [which is equal to approximately 33% of the current issued share capital of the
Company] [Authority expires on 27 JUN 2013]; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such
expiry
		Management	For	For
S.13
Authorize the Directors, subject to and conditional on the passing of Resolution 12 pursuant to Section 95 of the Act to allot equity securities, for cash pursuant to the authority given to the Directors, for the purposes of Section 80 of the Act, disapplying the statutory pre-emption rights [Section 89(1)], provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue; b) up to an aggregate nominal amount of GBP 19.6 million; Subsections 94(2) to 94(7) of the Act apply for the interpretation of this resolution and this power applies in relation to a sale of shares which is included as an allotment of equity securities by virtue of Section 94(3A) of the Act as if all references in this resolution to any such allotment included any such sale and as if in the first paragraph of the resolution the words pursuant to the authority conferred on the Directors for the purposes of
Section 80 of the Act were omitted in relation to such sale;
[Authority expires the earlier of the conclusion of the Company's next AGM or 15 months from the date of the passing of this
resolution]; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
S.14
Authorize the Company, to make market purchases [Section
163(3) of the Act] of maximum number of ordinary shares up to
784.8 million shares of 5p each in the capital of the Company, at a minimum price of 5p and up to 105% of the average middle
market quotations for such shares derived from the London Stock
Exchange Daily Official List, over the 5 business days immediately preceding the purchase date; and the amount stipulated by article
5(1) of the Buy-back and stabilization regulation 2003; and
[Authority expires the earlier of the close next AGM of the
Company or 15 months from the date of this resolution is passed];
and the Company, before the expiry, may make a contract to
purchase ordinary shares which will or may be executed wholly or partly after such expiry
		Management	For	For

15.
Authorize the Company and all Companies, in accordance with
Section 366 of the New Act, that are its subsidiaries at anytime during the period for which this resolution: [a] make donations to political parties and / or independent election candidates, not exceeding GBP 100,000 in total; [b] make political donations to political organizations, other than political parties, not exceeding
GBP 100,000 in total; [c] incur political expenditure not exceeding
GBP 100,000 in total, during the period beginning with the date of the passing of this resolution and ending on the date of the
Company's next AGM; for the purpose of this resolution the terms political donations, political expenditure, independent election candidates, political parties and political organization shall have the meaning given by part 14 of the New Act
		Management	For	For
S.16
Adopt, with immediate effect, the Articles of Association of the
Company, in substitution for, and to the exclusion of the existing
Articles of Association of the Company; subject to the passing of
Resolution 16(a) and with effect from 00.01am on 01 OCT 2008 or such later time at which Section 175 of the New Act shall be brought into force, the New Articles of Association of the Company adopted pursuant to Resolution 16(a) by the deletion of Article 91 and the insertion of New Articles 91 and 92, and the remaining
Articles be numbered and the deletion of Article 99 and the
insertion of New Article 100, as specified
		Management	For	For
S.17
Approve the Company's Animal Welfare Policy endorses the Five
Freedoms concept proposed by the Farm Animal Welfare Council
[FAWC], being: 1) Freedom from Hunger and Thirst; 2) Freedom from Discomfort; 3) Freedom from Pain, injury or Disease; 4)
Freedom to Express Normal Behaviour; 5) Freedom from Fear
and Distress; and acknowledge the study published in FEB 2008 by Knowles, TG et al and funded by the UK Department of
Environment, Food and Rural Affairs, entitled Leg Disorders in
Broiler Chickens: Prevalence, Risk Factors and Prevention and
noting that the Company's order, stock and sale of standard
intensive broiler chickens endorses and/or contributes to an average of 27.6% of birds having poor locomotion and 3.3% being almost unable to walk at an average age of 40 days
notwithstanding a culling process; the Company sets a
commitment within a fair time frame to take appropriate measures to ensure that chickens purchased for sale by the Company are produced in systems capable of providing the Five Freedoms
		Shareholder	Against	For

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Keyence	6861_JP	649099009	6/19/2008		Vote for 1; Vote against 2-6	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 30
				2.1 Elect Director
				2.2 Elect Director
				2.3 Elect Director
				2.4 Elect Director
				3.1 Appoint Internal Statutory Auditor
				3.2 Appoint Internal Statutory Auditor
				4 Appoint Alternate Internal Statutory Auditor
				5 Approve Special Payments in Connection with Abolition of Retirement Bonus System
				6 Approve Adjustment to Aggregate Compensation Ceiling for Directors

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Kubota	6326_JP	649750007	6/19/2008		Vote for All	Vote for All
				01 Director
				02 Matters Concerning Election of 1 Corporate Auditor: Yoshio Suekawa
				03 Matters Concerning Bonus Payments for Directors

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Sumitomo	8830_JP	685890006	6/27/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 10
				2 Elect Director

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Nomura	8604_JP	664310000	6/26/2008		Vote for All	Vote for All
				1.1 Elect Director Junichi Ujii
				1.2 Elect Director Masanori Itatani
				1.3 Elect Director Masaharu Shibata
				1.4 Elect Director Hideaki Kubori
				1.5 Elect Director Haruo Tsuji
				1.6 Elect Director Fumihide Nomura
				1.7 Elect Director Kenichi Watanabe
				1.8 Elect Director Takumi Shibata
				1.9 Elect Director Masahiro Sakane
				1.10 Elect Director Tsuguoki Fujinuma
				1.11 Elect Director Yoshifumi Kawabata
				2 Approve Stock Option Plan and Deep-Discount Option Plan

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Hirose	6806_JP	642872006	6/27/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 80
				2.1 Appoint Internal Statutory Auditor
				2.2 Appoint Internal Statutory Auditor
				2.3 Appoint Internal Statutory Auditor

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Fanuc	6954_JP	635693005	6/27/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 90.14
				2.1 Elect Director
				2.2 Elect Director
				2.3 Elect Director
				2.4 Elect Director
				2.5 Elect Director
				2.6 Elect Director
				2.7 Elect Director
				2.8 Elect Director
				2.9 Elect Director
				2.10 Elect Director
				2.11 Elect Director
				2.12 Elect Director
				2.13 Elect Director
				2.14 Elect Director
				3 Appoint Internal Statutory Auditor

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Monex	8698_JP	B01S2L909	6/21/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, With a Final Dividend of JY 650
				2 Amend Articles to: Change Company Name- Update Terminology to Match that of Financial Instruments & Exchange Law
				3.1 Elect Director
				3.2 Elect Director
				3.3 Elect Director
				4 Appoint Alternate Internal Statutory Auditor

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Yokogawa	6841_JP	698642006	6/26/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 8
				2.1 Elect Director
				2.2 Elect Director
				2.3 Elect Director
				2.4 Elect Director
				2.5 Elect Director
				2.6 Elect Director
				2.7 Elect Director
				2.8 Elect Director
				2.9 Elect Director
				3.1 Appoint Internal Statutory Auditor
				3.2 Appoint Internal Statutory Auditor
				3.3 Appoint Internal Statutory Auditor
				3.4 Appoint Internal Statutory Auditor

Sorted by Company Name.
In All Markets, for all voted ballots, for HLF GLOBAL EQUITY.
Show all notes.
Show vote results.

China Merchants Holdings (International) Co. Ltd.
Meeting Date/Type	07/03/07 EGM	Security	HK0144000764	Meeting Status	Voted	Shares	208,000	Shares Voted	208,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Sale of the Entire Issued Share Capital of Easton Overseas Ltd. and Shareholders' Loan to Win Good Investments Ltd. for a Total Consideration of HK$2.95 Billion Pursuant to the Share Purchase Agreement	Mgmt	For	For		0	0	0	0
2	Reelect Su Xingang as Director	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04952 HLF GLOBAL EQUITY		208,000		208,000
	Total:		208,000		208,000

Cochlear LTD
Meeting Date/Type	10/23/07 AGM	Security	AU000000COH5	Meeting Status	Voted	Shares	9,000	Shares Voted	9,000
Record Date	10/21/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1.1	Accept Financial Statements and Statutory Reports for the Financial Year Ended June 30,2007	Mgmt	For	For		0	0	0	0
2.1	Approve Remuneration Report for the Financial Year Ended June 30,2007	Mgmt	For	For		0	0	0	0
3.1	Elect Edward Byrne as Director	Mgmt	For	For		0	0	0	0
3.2	Elect Donal O'Dwyer as Director	Mgmt	For	For		0	0	0	0
3.3	Elect Andrew Denver as Director	Mgmt	For	For		0	0	0	0
4	Approve Grant of 59,088 Options at an Exercise Price of A$63.18 Each to Christopher Graham Roberts, CEO/President, Under the Executive Long Term Incentive Plan	Mgmt	For	For		0	0	0	0
5	Approve Increase in Non-Executive Directors' Remuneration by A$500,000 to A$1.5 Million Per Annum	Mgmt	For	For		0	0	0	0
6	Amend Constitution Re: Direct Voting	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04952 HLF GLOBAL EQUITY		9,000		9,000
	Total:		9,000		9,000

OLAM INTERNATIONAL LTD
Meeting Date/Type	10/29/07 AGM	Security	SG1Q75923504	Meeting Status	Voted	Shares	191,000	Shares Voted	191,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Adopt Financial Statements and Directors' and Auditors' Reports	Mgmt	For	For		0	0	0	0
2	Declare First and Final Dividend of SGD 0.0175 Per Share and Special Dividend of SGD 0.0175 Per Share	Mgmt	For	For		0	0	0	0
3	Reelect R. Jayachandran as Director	Mgmt	For	For		0	0	0	0
4	Reelect Robert Tomlin as Director	Mgmt	For	For		0	0	0	0
5	Reelect Sridhar Krishnan as Director	Mgmt	For	For		0	0	0	0
6	Reelect Wong Heng Tew as Director	Mgmt	For	For		0	0	0	0
7	Approve Directors' Fees of SGD 775,000 for the Year Ended June 30, 2007 (2006: SGD 510,000)	Mgmt	For	For		0	0	0	0
8	Reappoint Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
9	Approve Issuance of Shares without Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	We believe 20% dilution of shareholders to be excessive
10	Approve Issuance of Shares and Grant of Options Pursuant to the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
11	Approve Participation of Michael Lim Choo San in the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
12	Approve Participation of Mark Haynes Daniell in the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
13	Approve Participation of Robert Tomlin in the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
14	Approve Participation of Wong Heng Tew in the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
15	Approve Grant of an Option to Michael Lim Choo San, an Independent Director, to Subscribe for 100,000 Shares Under the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
16	Approve Grant of an Option to Mark Haynes Daniell, an Independent Director, to Subscribe for 100,000 Shares Under the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
17	Approve Grant of an Option to Robert Tomlin, an Independent Director, to Subscribe for 100,000 Shares Under the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0
18	Approve Grant of an Option to Wong Heng Tew, an Independent Director, to Subscribe for 100,000 Shares Under the Olam Employee Share Option Scheme	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04952 HLF GLOBAL EQUITY		191,000		191,000
	Total:		191,000		191,000

Rio Tinto Ltd. (Formerly Cra Ltd.)
Meeting Date/Type	09/28/07 EGM	Security	AU000000RIO1	Meeting Status	Voted	Shares	14,960	Shares Voted	14,960
Record Date	9/26/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Acquisition of Alcan Inc.	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04952 HLF GLOBAL EQUITY		14,960		14,960
	Total:		14,960		14,960

Investment Company Report

ELECTRONIC ARTS INC.
Security	285512109		Meeting Type	Annual
Ticker Symbol	ERTS		Meeting Date	26-Jul-2007
ISIN			Agenda	932746122 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: LEONARD S. COLEMAN		Management	For	For
1B	ELECTION OF DIRECTOR: GARY M. KUSIN		Management	For	For
1C	ELECTION OF DIRECTOR: GREGORY B. MAFFEI		Management	For	For
1D	ELECTION OF DIRECTOR: TIMOTHY MOTT		Management	For	For
1E	ELECTION OF DIRECTOR: VIVEK PAUL		Management	For	For
1F	ELECTION OF DIRECTOR: LAWRENCE F. PROBST III		Management	For	For
1G	ELECTION OF DIRECTOR: JOHN S. RICCITIELLO		Management	For	For
1H	ELECTION OF DIRECTOR: RICHARD A. SIMONSON		Management	For	For
1I	ELECTION OF DIRECTOR: LINDA J. SRERE		Management	For	For
02	AMENDMENTS TO THE 2000 EQUITY INCENTIVE PLAN		Management	Against	Against
Comments-Violates HLM policy of max 15% options potential (15% carried interest with no downside risk)
03	AMENDMENT TO THE 2000 EMPLOYEE STOCK PURCHASE PLAN		Management	For	For
04	APPROVAL OF THE ELECTRONIC ARTS INC. EXECUTIVE BONUS PLAN		Management	For	For
05	RATIFICATION OF APPOINTMENT OF KPMG AS INDEPENDENT AUDITORS		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004952	61C	6100	0	20-Jul-2007	20-Jul-2007

MEDTRONIC, INC.
Security		585055106		Meeting Type	Annual
Ticker Symbol		MDT		Meeting Date	23-Aug-2007
ISIN		US5850551061		Agenda	932754232 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	DAVID L. CALHOUN			For	For
	2	ARTHUR D. COLLINS, JR.			For	For
	3	JAMES T. LENEHAN			For	For
	4	KENDALL J. POWELL			For	For
02	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS MEDTRONIC'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.			Management	For	For
03	TO AMEND MEDTRONIC'S RESTATED ARTICLES OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004952		61C	14450	0	17-Aug-2007	17-Aug-2007

AUTOMATIC DATA PROCESSING, INC.
Security		053015103		Meeting Type	Annual
Ticker Symbol		ADP		Meeting Date	13-Nov-2007
ISIN		US0530151036		Agenda	932775351 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	GREGORY D. BRENNEMAN			For	For
	2	LESLIE A. BRUN			For	For
	3	GARY C. BUTLER			For	For
	4	LEON G. COOPERMAN			For	For
	5	ERIC C. FAST			For	For
	6	R. GLENN HUBBARD			For	For
	7	JOHN P. JONES			For	For
	8	FREDERIC V. MALEK			For	For
	9	GREGORY L. SUMME			For	For
	10	HENRY TAUB			For	For
02	APPOINTMENT OF DELOITTE & TOUCHE LLP			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004952		61C	7720	0	09-Nov-2007	09-Nov-2007

CISCO SYSTEMS, INC.
Security	17275R102		Meeting Type	Annual
Ticker Symbol	CSCO		Meeting Date	15-Nov-2007
ISIN	US17275R1023		Agenda	932774119 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: CAROL A. BARTZ		Management	For	For
1B	ELECTION OF DIRECTOR: M. MICHELE BURNS		Management	For	For
1C	ELECTION OF DIRECTOR: MICHAEL D. CAPELLAS		Management	For	For
1D	ELECTION OF DIRECTOR: LARRY R. CARTER		Management	For	For
1E	ELECTION OF DIRECTOR: JOHN T. CHAMBERS		Management	For	For
1F	ELECTION OF DIRECTOR: BRIAN L. HALLA		Management	For	For
1G	ELECTION OF DIRECTOR: DR. JOHN L. HENNESSY		Management	For	For
1H	ELECTION OF DIRECTOR: RICHARD M. KOVACEVICH		Management	For	For
1I	ELECTION OF DIRECTOR: RODERICK C. MCGEARY		Management	For	For
1J	ELECTION OF DIRECTOR: MICHAEL K. POWELL		Management	For	For
1K	ELECTION OF DIRECTOR: STEVEN M. WEST		Management	For	For
1L	ELECTION OF DIRECTOR: JERRY YANG		Management	For	For
02	TO APPROVE THE AMENDMENT AND EXTENSION OF THE 2005 STOCK INCENTIVE PLAN.		Management	For	For
03	TO APPROVE THE EXECUTIVE INCENTIVE PLAN WITH RESPECT TO CURRENT AND FUTURE COVERED EMPLOYEES AND EXECUTIVE OFFICERS.		Management	For	For
04	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS CISCO'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 26, 2008.		Management	For	For
05	PROPOSAL SUBMITTED BY SHAREHOLDERS REQUESTING THE BOARD TO ESTABLISH A BOARD COMMITTEE ON HUMAN RIGHTS.		Shareholder	Against	For
06	PROPOSAL SUBMITTED BY A SHAREHOLDER REQUESTING THAT THE BOARD ESTABLISH A PAY-FOR-SUPERIOR- PERFORMANCE STANDARD IN THE COMPANY'S EXECUTIVE COMPENSATION PLAN FOR SENIOR EXECUTIVES.		Shareholder	Against	For
07
PROPOSAL SUBMITTED BY SHAREHOLDERS REQUESTING
THE BOARD TO ADOPT A POLICY THAT SHAREHOLDERS BE
GIVEN THE OPPORTUNITY AT EACH ANNUAL MEETING OF
SHAREHOLDERS TO VOTE ON AN ADVISORY RESOLUTION
TO RATIFY THE COMPENSATION OF THE NAMED
EXECUTIVE OFFICERS.
			Shareholder	Against	For
08
PROPOSAL SUBMITTED BY SHAREHOLDERS REQUESTING
THE BOARD TO PUBLISH A REPORT TO SHAREHOLDERS
WITHIN SIX MONTHS PROVIDING A SUMMARIZED LISTING
AND ASSESSMENT OF CONCRETE STEPS CISCO COULD
REASONABLY TAKE TO REDUCE THE LIKELIHOOD THAT ITS
BUSINESS PRACTICES MIGHT ENABLE OR ENCOURAGE
THE VIOLATION OF HUMAN RIGHTS, AS SET FORTH IN THE
ACCOMPANYING PROXY STATEMENT.
			Shareholder	Against	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004952	61C	36700	0	13-Nov-2007	13-Nov-2007
SASOL LTD
Security	803866102		Meeting Type	Annual General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	30-Nov-2007
ISIN	ZAE000006896		Agenda	701397970 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the annual financial statements of the Company and of the Group for the YE 30 JUN 2007, together with the reports of the Directors and the Auditors		Management	For	For
2.1	Re-elect Mr. E. Le R. Bradley as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.2	Re-elect Mr. V.N. Fakude as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.3	Re-elect Mr. A. Jain as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.4	Re-elect Mr. I.N. Mkhize as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.5	Re-elect Mr. S. Montsi as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
3.	Re-elect Mr. T.A. Wixley as a Director, who retires in terms of Article 75(h) of the Company's Articles of Association		Management	For	For
4.	Re-appoint KPMG, Inc as the Auditors		Management	For	For
5.S.1	Adopt to replace the Afrikaans version as the official version of the Memorandum and the Articles of Association of the Company, with effect from the date of the adoption of this resolution		Management	For	For
6.S.2	Amend the Article 143A of the Articles of Association [which have been adopted in terms of special resolution number 1], as specified		Management	For	For
7.S.3
Authorize the Directors of the Company, in terms of the authority granted in Article 36(a) of the Articles of Association of the
Company, to approve the purchased by the Company or by any of its subsidiaries of the Company's shares, subject to the provisions of the Companies Act of 1973, as amended, and subject to the rules and the requirements of the JSE Listing Requirements
[Listing Requirements], as amended, provided that, any
repurchases of shares in terms of this authority would be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the
Company and the counter-party, such repurchases being effected by only one appointed agent of the Company at any point in time and may only be effected if after the repurchase the Company still complies with the minimum spread requirements of the JSE; the general authority shall be limited to a maximum of 10% of the
Company's issued share capital of the shares in the applicable class at the time that the authority is granted, at the maximum permitted discount of 10% of the weighted average of the market value of the share for the 5 days prior to the date that the price of the issue is determined by the Directors, the repurchase of shares may only be effected during a prohibited period, as specified, if the
JSE amends the Listing Requirements to allow repurchases of
shares during a prohibited period or if authorized to do so by the
JSE; such details as may be required in terms of the Listing
Requirements of the JSE be announced when the Company or its subsidiaries have cumulatively repurchased 3% of the shares in issue at the time the authority was given; and the general authority may be varied or revoked by special resolution, prior to the next
AGM of the Company; [Authority expires the earlier of the next
AGM of the Company, or 15 months]
			Management	For	For
8.O.1	Approve to revise the annual emoluments payable by the Company or subsidiaries of the Company [as specified] to the Non-Executive Directors of the Company with effect from 01 JUL 2007 as specified		Management	For	For

	Transact any other business		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	13040	0	19-Nov-2007	19-Nov-2007

LI & FUNG LTD
Security	G5485F144		Meeting Type	Special General Meeting
Ticker Symbol	494_HK		Meeting Date	07-Dec-2007
ISIN	BMG5485F1445		Agenda	701413750 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify the Disposal and the Agreements, as well as all other agreements in relation to and the transactions contemplated under the disposal and the Agreements, as specified; and
authorize the Directors of the Company to do all such acts and things and execute such documents on behalf of the Company as they may in their absolute discretion necessary, desirable or expedient to implement and/ or give effect to the disposal and the
Agreements, as well as all the agreements in relation to and the transactions contemplated under the disposal and the
Agreements, and/or as set out in the Circular, with such changes as the Directors may in their absolute discretion consider
necessary, desirable or expedient
			Management	Against	Against
Comments-While Li & Fung did get 3rd party estimates, there is no evidence that the company went out to market this deal to the best bidder, instead preferring to transact with a selected party.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	207800	0	28-Nov-2007	28-Nov-2007

WALGREEN CO.
Security		931422109		Meeting Type	Annual
Ticker Symbol		WAG		Meeting Date	09-Jan-2008
ISIN		US9314221097		Agenda	932793171 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	WILLIAM C. FOOTE			For	For
	2	ALAN G. MCNALLY			For	For
	3	CORDELL REED			For	For
	4	JEFFREY A. REIN			For	For
	5	NANCY M. SCHLICHTING			For	For
	6	DAVID Y. SCHWARTZ			For	For
	7	ALEJANDRO SILVA			For	For
	8	JAMES A. SKINNER			For	For
	9	MARILOU M. VON FERSTEL			For	For
	10	CHARLES R. WALGREEN III			For	For
02	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.			Management	For	For
03	SHAREHOLDER PROPOSAL REGARDING REPORTS DISCLOSING CHARITABLE CONTRIBUTIONS.			Shareholder	Against	For
04	SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER VOTE ON THE ADOPTION, MAINTENANCE OR EXTENSION OF ANY POISON PILL.			Shareholder	For	Against
Comments-We believe poison pill measures should come to shareholder vote prior to implemenetation
05	SHAREHOLDER PROPOSAL THAT THE CHAIRMAN OF THE BOARD BE AN INDEPENDENT DIRECTOR WHO HAS NOT PREVIOUSLY SERVED AS AN EXECUTIVE OFFICER OF WALGREEN CO.			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	18350	0	04-Jan-2008	04-Jan-2008

AIR PRODUCTS AND CHEMICALS, INC.
Security		009158106		Meeting Type	Annual
Ticker Symbol		APD		Meeting Date	24-Jan-2008
ISIN		US0091581068		Agenda	932799096 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	MICHAEL J. DONAHUE			For	For
	2	URSULA O. FAIRBAIRN			For	For
	3	JOHN P. JONES III			For	For
	4	LAWRENCE S. SMITH			For	For
02	APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. RATIFICATION OF APPOINTMENT OF KPMG LLP, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2008.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	4750	0	22-Jan-2008	22-Jan-2008

EMERSON ELECTRIC CO.
Security		291011104		Meeting Type	Annual
Ticker Symbol		EMR		Meeting Date	05-Feb-2008
ISIN		US2910111044		Agenda	932799553 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	D.N. FARR			For	For
	2	R.B. HORTON			For	For
	3	C.A. PETERS			For	For
	4	J.W. PRUEHER			For	For
02	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	22200	0	01-Feb-2008	01-Feb-2008

NOVARTIS AG, BASEL
Security	H5820Q150		Meeting Type	Annual General Meeting
Ticker Symbol	NOVN_VX		Meeting Date	26-Feb-2008
ISIN	CH0012005267		Agenda	701435592 - Management
Item	Proposal		Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.			Non-Voting
1.
TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST
BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
OWNER BEFORE THE RECORD DATE. PLEASE ADVISE US
NOW IF YOU INTEND TO VOTE. NOTE THAT THE COMPANY
REGISTRAR HAS DISCRETION OVER GRANTING VOTING
RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR
VOTING INSTRUCTIONS
			Registration	No Action

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ACTUAL RECORD DATE. ALSO-PLEASE NOTE THAT THE
NEW MEETING LEVEL CUT-OFF IS 14 FEB 2008. IF YOU
HAVE AL-READY SENT IN YOUR VOTES, PLEASE DO NOT
RETURN THIS PROXY FORM UNLESS YOU DECI-DE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	6920	0	11-Feb-2008	11-Feb-2008

NOVARTIS AG, BASEL
Security	H5820Q150	Meeting Type	Annual General Meeting
Ticker Symbol	NOVN_VX	Meeting Date	26-Feb-2008
ISIN	CH0012005267	Agenda	701453425 - Management
Item	Proposal	Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting

PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING
NOTICE SENT UNDER MEETING-436581, INCLUDING THE
AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR
NAME MUST-BE NOTIFIED TO THE COMPANY REGISTRAR
AS BENEFICIAL OWNER BEFORE THE RE-REGISTR-ATION
DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
THAT ARE SUBMITTED AFTER T-HE CUTOFF DATE WILL BE
PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
Non-Voting
1.	Approve the annual report, including the remuneration report, the financial statements of Novartis AG and the Group Consolidated financial statements for the business year 2007	Management	No Action
2.	Grant discharge to the Members of the Board of Directors and the Executive Committee from liability for their activities during the business year 2007	Management	No Action
3.
Approve the available earnings as per balance sheets as specified and a total dividend payment of CHF 3,929,967 is equivalent to a gross dividend of CHF 1.60 per registered share of CHF 0.50
nominal value entitled to dividends; assuming that the Board of
Directors' proposal for the earnings appropriation is approved, payment will be made with effect from 29 FEB 2008
Management	No Action
4.
Approve to cancel 85,348,000 shares repurchased under the 4th and 5th share repurchase programs and to reduce the share
capital accordingly by CHF 42,674,000 from CHF 1,364,485,500 to CHF 1,321,811,500; and amend Article 4 of the Articles of
Incorporation as specified
Management	No Action
5.
Authorize the Board of Directors to launch a 6th share repurchase program to repurchase shares up to a maximum amount of CHF
10 billion via a 2nd trading line on virt-x; these shares are to be cancelled and are thus not subject to the 10% threshold of own shares with in the meaning of Article 659 of the Swiss Code of obligations; the necessary amendments to the Articles of
Incorporation [reduction of share capital] shall be submitted to the shareholders
Management	No Action
6.1	Amend Article 19 of the Articles of Incorporation as specified	Management	No Action
6.2	Amend Article 33 of the Articles of Incorporation as specified	Management	No Action
7.1.a	Re-elect Mr. Peter Burckhardt M.D. as a Director, for a 1-year term	Management	No Action
7.1.b	Re-elect Mr. Ulrich Lehner Ph.D., as a Director, for a 3-year term	Management	No Action
7.1.c	Re-elect Mr. Alexander F.Jetzer as a Director, for a 3-year term	Management	No Action
7.1.d	Re-elect Mr. Pierre Landolt as a Director, for a 3-year term	Management	No Action
7.2	Elect Mr. Ann Fudge as a Director, for a 3-year term	Management	No Action
8.	Appoint PricewaterhouseCoopers AG, as the Auditors of Novartis AG and the Group Auditors, for a further year	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB1	50P	6920	0	11-Feb-2008	11-Feb-2008

QUALCOMM, INCORPORATED
Security		747525103		Meeting Type	Annual
Ticker Symbol		QCOM		Meeting Date	11-Mar-2008
ISIN		US7475251036		Agenda	932807095 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	BARBARA T. ALEXANDER			For	For
	2	DONALD G. CRUICKSHANK			For	For
	3	RAYMOND V. DITTAMORE			For	For
	4	IRWIN MARK JACOBS			For	For
	5	PAUL E. JACOBS			For	For
	6	ROBERT E. KAHN			For	For
	7	SHERRY LANSING			For	For
	8	DUANE A. NELLES			For	For
	9	MARC I. STERN			For	For
	10	BRENT SCOWCROFT			For	For
02	TO APPROVE AMENDMENTS TO THE 2006 LONG-TERM INCENTIVE PLAN AND AN INCREASE IN THE SHARE RESERVE BY 115,000,000 SHARES.			Management	Against	Against
Comments-Proposed stock overhang of 17% would exceed our 15% guideline
03	TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING SEPTEMBER 28, 2008.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	12350	0	06-Mar-2008	06-Mar-2008

ANALOG DEVICES, INC.
Security		032654105		Meeting Type	Annual
Ticker Symbol		ADI		Meeting Date	11-Mar-2008
ISIN		US0326541051		Agenda	932812399 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	JOHN L. DOYLE			For	For
	2	PAUL J. SEVERINO			For	For
	3	RAY STATA			For	For
02	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 1, 2008.			Management	For	For
03	TO APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF ORGANIZATION AND BY-LAWS TO REQUIRE A MAJORITY VOTE FOR UNCONTESTED ELECTIONS OF DIRECTORS.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	18300	0	05-Mar-2008	05-Mar-2008

SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)
Security		806857108		Meeting Type	Annual
Ticker Symbol		SLB		Meeting Date	09-Apr-2008
ISIN		AN8068571086		Agenda	932819052 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	P. CAMUS			For	For
	2	J.S. GORELICK			For	For
	3	A. GOULD			For	For
	4	T. ISAAC			For	For
	5	N. KUDRYAVTSEV			For	For
	6	A. LAJOUS			For	For
	7	M.E. MARKS			For	For
	8	D. PRIMAT			For	For
	9	L.R. REIF			For	For
	10	T.I. SANDVOLD			For	For
	11	N. SEYDOUX			For	For
	12	L.G. STUNTZ			For	For
02	ADOPTION AND APPROVAL OF FINANCIALS AND DIVIDENDS			Management	For	For
03	APPROVAL OF ADOPTION OF THE SCHLUMBERGER 2008 STOCK INCENTIVE PLAN			Management	For	For
04	APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	14980	0	07-Apr-2008	07-Apr-2008

NESTLE S.A.
Security	641069406		Meeting Type	Annual
Ticker Symbol	NSRGY		Meeting Date	10-Apr-2008
ISIN	US6410694060		Agenda	932823657 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE 2007 ANNUAL REPORT, OF THE ACCOUNTS OF NESTLE S.A. AND OF THE CONSOLIDATED ACCOUNTS OF THE NESTLE GROUP.		Management	For	For
02	RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND OF THE MANAGEMENT.		Management	For	For
03	APPROVAL OF THE APPROPRIATION OF PROFITS RESULTING FROM THE BALANCE SHEET OF NESTLE S.A.		Management	For	For
4A1	RE-ELECTION OF MR. ANDREAS KOOPMANN, TO THE BOARD OF DIRECTORS.		Management	For	For
4B1	RE-ELECTION OF MR. ROLF HANGGI, TO THE BOARD OF DIRECTORS.		Management	For	For
4A2	ELECTION OF MR. PAUL BULCKE, TO THE BOARD OF DIRECTORS.		Management	For	For
4B2	ELECTION OF MR. BEAT W. HESS, TO THE BOARD OF DIRECTORS.		Management	For	For
4C	RE-ELECTION OF THE AUDITORS KPMG KLYNVELD PEAT MARWICK GOERDELER S.A.		Management	For	For
5A	APPROVAL OF THE CAPITAL REDUCTION.		Management	For	For
5B	APPROVAL OF THE SHARE SPLIT.		Management	For	For
5C	APPROVAL OF THE AMENDMENT TO ARTICLES 5 AND 5 BIS PARA. 1 OF THE ARTICLES OF ASSOCIATION.		Management	For	For
06	APPROVAL OF THE PROPOSED REVISED ARTICLES OF ASSOCIATION, AS SET FORTH IN THE COMPANY'S INVITATION ENCLOSED HEREWITH.		Management	For	For
07	MARK THE "FOR" BOX TO THE RIGHT IF YOU WISH TO GIVE A PROXY TO INDEPENDENT REPRESENTATIVE, MR. JEAN- LUDOVIC HARTMANN (AS FURTHER DISCUSSED IN THE COMPANY'S INVITATION).		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	7390	0	31-Mar-2008	31-Mar-2008

GENENTECH, INC.
Security		368710406		Meeting Type	Annual
Ticker Symbol		DNA		Meeting Date	15-Apr-2008
ISIN		US3687104063		Agenda	932824077 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	HERBERT W. BOYER			For	For
	2	WILLIAM M. BURNS			For	For
	3	ERICH HUNZIKER			For	For
	4	JONATHAN K.C. KNOWLES			For	For
	5	ARTHUR D. LEVINSON			For	For
	6	DEBRA L. REED			For	For
	7	CHARLES A. SANDERS			For	For
02	TO APPROVE AN AMENDMENT TO THE GENENTECH, INC. 1991 EMPLOYEE STOCK PLAN TO AUTHORIZE THE SALE OF AN ADDITIONAL 10,000,000 SHARES.			Management	For	For
03	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF GENENTECH FOR THE YEAR ENDING DECEMBER 31, 2008.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	3960	0	08-Apr-2008	08-Apr-2008

THE COCA-COLA COMPANY
Security	191216100		Meeting Type	Annual
Ticker Symbol	KO		Meeting Date	16-Apr-2008
ISIN	US1912161007		Agenda	932820067 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: HERBERT A. ALLEN		Management	For	For
1B	ELECTION OF DIRECTOR: RONALD W. ALLEN		Management	For	For
1C	ELECTION OF DIRECTOR: CATHLEEN P. BLACK		Management	For	For
1D	ELECTION OF DIRECTOR: BARRY DILLER		Management	For	For
1E	ELECTION OF DIRECTOR: ALEXIS M. HERMAN		Management	For	For
1F	ELECTION OF DIRECTOR: E. NEVILLE ISDELL		Management	For	For
1G	ELECTION OF DIRECTOR: MUHTAR KENT		Management	For	For
1H	ELECTION OF DIRECTOR: DONALD R. KEOUGH		Management	For	For
1I	ELECTION OF DIRECTOR: DONALD F. MCHENRY		Management	For	For
1J	ELECTION OF DIRECTOR: SAM NUNN		Management	For	For
1K	ELECTION OF DIRECTOR: JAMES D. ROBINSON III		Management	For	For
1L	ELECTION OF DIRECTOR: PETER V. UEBERROTH		Management	For	For
1M	ELECTION OF DIRECTOR: JACOB WALLENBERG		Management	For	For
1N	ELECTION OF DIRECTOR: JAMES B. WILLIAMS		Management	For	For
02	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS		Management	For	For
03	APPROVAL OF THE COCA-COLA COMPANY 2008 STOCK OPTION PLAN		Management	Against	Against
Comments-Would allow existing plus potential options issuance to exceed 15%
04	SHAREOWNER PROPOSAL REGARDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION		Shareholder	Against	For
Comments-Would place an undue burden/restriction on company
05	SHAREOWNER PROPOSAL REGARDING AN INDEPENDENT BOARD CHAIR		Shareholder	For	Against
Comments-In line with our preference for independent chairman
06	SHAREOWNER PROPOSAL REGARDING A BOARD COMMITTEE ON HUMAN RIGHTS		Shareholder	Against	For
Comments-Would place an undue burden/restriction on company
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	8630	0	14-Apr-2008	14-Apr-2008

SWISS REINS CO
Security	H84046137		Meeting Type	Ordinary General Meeting
Ticker Symbol	RUKN_VX		Meeting Date	18-Apr-2008
ISIN	CH0012332372		Agenda	701447838 - Management
Item	Proposal		Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.			Non-Voting
1.
TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST
BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
OWNER BEFORE THE RECORD DATE. PLEASE ADVISE US
NOW IF YOU INTEND TO VOTE. NOTE THAT THE COMPANY
REGISTRAR HAS DISCRETION OVER GRANTING VOTING
RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR
VOTING INSTRUCTIONS
			Registration	No Action

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN RECORD DATE. IF YOU HAVE-ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DE-CIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	5100	0	10-Mar-2008	10-Mar-2008

SWISS REINS CO
Security	H84046137	Meeting Type	Annual General Meeting
Ticker Symbol	RUKN_VX	Meeting Date	18-Apr-2008
ISIN	CH0012332372	Agenda	701506377 - Management
Item	Proposal	Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting

PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING
NOTICE SENT UNDER MEETING-440791, INCLUDING THE
AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR
NAME MUST-BE NOTIFIED TO THE COMPANY REGISTRAR
AS BENEFICIAL OWNER BEFORE THE RE-REGISTR-ATION
DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
THAT ARE SUBMITTED AFTER T-HE CUTOFF DATE WILL BE
PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
Non-Voting
1.	Approve the annual report, annual and consolidated financial statements for the 2007 FY	Management	No Action
2.	Approve the allocation of disposable profit	Management	No Action
3.	Grant discharge of the Board of Directors and the Executive Committee	Management	No Action
4.	Approve the cancellation of shares bought back and reduction of share capital	Management	No Action
5.1	Amend the Articles of Association by the addition of the Company's legal form	Management	No Action
5.2	Amend the Articles of Association regarding the 3 year term of office for the Members of the Board of Directors	Management	No Action
5.3	Amend the Articles of Association regarding the distribution of 20% of the years profit to the statutory reserve fund	Management	No Action
6.1.1	Re-elect Mr. Rajna Gibson B Randon as a Director	Management	No Action
6.1.2	Re-elect Mr. Kaspar Villiger as a Director	Management	No Action
6.1.3	Elect Mr. Raymond K. F. Chien as a Director	Management	No Action
6.1.4	Elect Mr. Mathis Cabiallavetta as a Director	Management	No Action
6.2	Re-elect PricewaterhouseCoopers AG as the Auditors	Management	No Action
PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	5100	0	31-Mar-2008	31-Mar-2008

L'OREAL S.A., PARIS
Security	F58149133		Meeting Type	MIX
Ticker Symbol	OR_FP		Meeting Date	22-Apr-2008
ISIN	FR0000120321		Agenda	701487717 - Management
Item	Proposal		Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followi-ng applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions wil-l be forwarded to the Global Custodians that have become Registered
Intermedia-ries, on the Vote Deadline Date. In capacity as
Registered Intermediary, the G-lobal Custodian will sign the Proxy
Card and forward to the local custodian. I-f you are unsure
whether your Global Custodian acts as Registered Intermediary-, please contact your representative"
Non-Voting
1.
Receive the reports of the Board of Directors and the Auditors, and approve the Company's financial statements for the YE 2007, as presented; earnings for the FY 2007: EUR 2,822,429,471.46, income for the FY 2006 EUR 1,690,255,720.74
			Management	For	For
2.	Receive the reports of the Board of Directors and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
3.
Approve the recommendations of the Board of Directors and to resolve that the income for the FY be appropriated as follows:
earnings for the FY: EUR 2,822,429,471.46 no allocation to the legal reserve, the amount of this reserve is more of one tenth of the social capital; dividends: EUR 842,888,281.80 other reserves:
EUR 1,979,541,189.66 the shareholders will receive a net
dividend of EUR 1.38 per share, and will entitle to the 40%
deduction provided by the French Tax Code; this dividend will be paid on 30 APR 2008
			Management	For	For
4.	Receive the special report of the Auditors on agreements governed by Article L.225.40 of the French Commercial Code, and approve the said report and the agreements referred to therein		Management	For	For
5.
Appoint Mr. Charles Henri Filippi as a Director, to replace Mr.
Franck Riboud, for the remainder of Mr. Franck Riboud's term of
Office, i.e. until the shareholders' meeting called to approve the financial statements for the FY 2010
			Management	For	For
6.	Approve to reniew the appointment of Mr. Bernard Kasriel as a Director for a 4 year period		Management	For	For
7.
Authorize the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 130.00, maximum number
of shares to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR 7,900,000,000.00;
[Authority is given for a 18 month period]; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 24 APR 2007; to take all necessary
measures and accomplish all necessary formalities
			Management	For	For
8.
Authorize the Board of Directors to cancel all or part of the shares held by the Company in connection with a Stock Repurchase
Plan, on 1 or more occasions and at its sole discretion, up to a maximum of 10% of the share capital over a 24 month period;
[Authority is given for a 26 month period]; to take all necessary measures and accomplish all necessary formalities
			Management	For	For
9.	Grants full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed By-Law		Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	776	6984	08-Apr-2008	08-Apr-2008

PRAXAIR, INC.
Security		74005P104		Meeting Type	Annual
Ticker Symbol		PX		Meeting Date	22-Apr-2008
ISIN		US74005P1049		Agenda	932828443 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	NANCE K. DICCIANI			For	For
	2	EDWARD G. GALANTE			For	For
	3	IRA D. HALL			For	For
	4	RAYMOND W. LEBOEUF			For	For
	5	LARRY D. MCVAY			For	For
	6	WAYNE T. SMITH			For	For
	7	H. MITCHELL WATSON, JR.			For	For
	8	ROBERT L. WOOD			For	For
02	PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION REGARDING THE ELECTION OF DIRECTORS BY MAJORITY VOTE.			Management	For	For
03	PROPOSAL TO RATIFY THE APPOINTMENT OF THE INDEPENDENT AUDITOR.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	6600	0	17-Apr-2008	17-Apr-2008

ENCANA CORPORATION
Security		292505104		Meeting Type	Annual and Special Meeting
Ticker Symbol		ECA		Meeting Date	22-Apr-2008
ISIN		CA2925051047		Agenda	932834511 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	RALPH S. CUNNINGHAM			For	For
	2	PATRICK D. DANIEL			For	For
	3	IAN W. DELANEY			For	For
	4	RANDALL K. ERESMAN			For	For
	5	CLAIRE S. FARLEY			For	For
	6	MICHAEL A. GRANDIN			For	For
	7	BARRY W. HARRISON			For	For
	8	DALE A. LUCAS			For	For
	9	VALERIE A.A. NIELSEN			For	For
	10	DAVID P. O'BRIEN			For	For
	11	JANE L. PEVERETT			For	For
	12	ALLAN P. SAWIN			For	For
	13	JAMES M. STANFORD			For	For
	14	WAYNE G. THOMSON			For	For
	15	CLAYTON H. WOITAS			For	For
02	APPOINTMENT OF AUDITORS - PRICEWATERHOUSECOOPERS LLP AT A REMUNERATION TO BE FIXED BY THE BOARD OF DIRECTORS.			Management	For	For
03	AMENDMENT TO EMPLOYEE STOCK OPTION PLAN (AS DESCRIBED ON PAGES 13-15).			Management	For	For
04	SHAREHOLDER PROPOSAL (AS DESCRIBED ON PAGE 15 AND IN APPENDIX C).			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	13450	0	17-Apr-2008	17-Apr-2008

GENERAL ELECTRIC COMPANY
Security	369604103		Meeting Type	Annual
Ticker Symbol	GE		Meeting Date	23-Apr-2008
ISIN	US3696041033		Agenda	932823481 - Management
Item	Proposal		Type	Vote	For/Against Management
A1	ELECTION OF DIRECTOR: JAMES I. CASH, JR.		Management	For	For
A2	ELECTION OF DIRECTOR: SIR WILLIAM M. CASTELL		Management	For	For
A3	ELECTION OF DIRECTOR: ANN M. FUDGE		Management	For	For
A4	ELECTION OF DIRECTOR: CLAUDIO X. GONZALEZ		Management	For	For
A5	ELECTION OF DIRECTOR: SUSAN HOCKFIELD		Management	For	For
A6	ELECTION OF DIRECTOR: JEFFREY R. IMMELT		Management	For	For
A7	ELECTION OF DIRECTOR: ANDREA JUNG		Management	For	For
A8	ELECTION OF DIRECTOR: ALAN G. (A.G.) LAFLEY		Management	For	For
A9	ELECTION OF DIRECTOR: ROBERT W. LANE		Management	For	For
A10	ELECTION OF DIRECTOR: RALPH S. LARSEN		Management	For	For
A11	ELECTION OF DIRECTOR: ROCHELLE B. LAZARUS		Management	For	For
A12	ELECTION OF DIRECTOR: JAMES J. MULVA		Management	For	For
A13	ELECTION OF DIRECTOR: SAM NUNN		Management	For	For
A14	ELECTION OF DIRECTOR: ROGER S. PENSKE		Management	For	For
A15	ELECTION OF DIRECTOR: ROBERT J. SWIERINGA		Management	For	For
A16	ELECTION OF DIRECTOR: DOUGLAS A. WARNER III		Management	For	For
B	RATIFICATION OF KPMG		Management	For	For
01	CUMULATIVE VOTING		Shareholder	For	Against
Comments-Should improve corporate governance
02	SEPARATE THE ROLES OF CEO AND CHAIRMAN		Shareholder	For	Against
Comments-Should improve corporate governance
03	RECOUP UNEARNED MANAGEMENT BONUSES		Shareholder	Against	For
04	CURB OVER-EXTENDED DIRECTORS		Shareholder	For	Against
Comments-Should improve corporate governance
05	REPORT ON CHARITABLE CONTRIBUTIONS		Shareholder	Against	For
06	GLOBAL WARMING REPORT		Shareholder	Against	For
07	ADVISORY VOTE ON EXECUTIVE COMPENSATION		Shareholder	Against	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	24190	0	17-Apr-2008	17-Apr-2008

RIO TINTO LTD
Security	Q81437107		Meeting Type	Annual General Meeting
Ticker Symbol	RIO_AU		Meeting Date	24-Apr-2008
ISIN	AU000000RIO1		Agenda	701491487 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the Company's financial report and the reports of the Directors and Auditors for the YE 31 DEC 2007		Management	For	For
2.	Approve the remuneration report for the YE 31 DEC 2007 as set out in the 2007		Management	For	For
3.	Elect Mr. Richard Evans as a Director		Management	For	For
4.	Elect Mr. Yves Fortier as a Director		Management	For	For
5.	Elect Mr. Paul Tellier as a Director		Management	For	For
6.	Elect Mr. Tom Albanese as a Director		Management	For	For
7.	Elect Mr. Vivienne Cox as a Director		Management	For	For
8.	Re-elect Mr. Richard Goodmanson as a Director		Management	For	For
9.	Re-elect Mr. Paul Skinner as a Director		Management	For	For
10.
Re-appoint PricewaterhouseCoopers LLP as Auditors of Rio Tinto
PLC to hold office until the conclusion of the next AGM at which accounts are laid before Rio Tinco PLC and authorize the audit
Committee to determine the Auditors remuneration
			Management	For	For
11.
Approve to buy-backs by Rio Tinto Limited of fully paid ordinary shares in Rio Tinto Limited [ordinary shares] in accordance with the listing rules of the Australian Securities Exchange in the period as specified this approval until the [and including] the date of the
Rio Tinto Limited 2009 AGM or 23 APR 2009 [whichever is later], but only to the extent that the number of ordinary shares bought back pursuant to this authority does not in that period exceed
28.57 million ordinary shares
			Management	For	For
S.12
Approve to buy-backs by Rio Tinto Limited of fully paid ordinary shares from Tinto holdings Australia Pty (THA) in the period specified this approval until [and including] the date of the Rio
Tinto Limited 2009 AGM or 23 APR 2009 [whichever is later],
upon terms and subject to conditions set out in the draft Buy-Back
Agreement between Rio Tinto Limited and THA [entitled 2008
RTL-THA Agreement] as specified
			Management	For	For
S.13
Amend, subject to the consent in writing of the holder of the special voting shares, by deleting in their entirety rule 5A(a)(ii)(E)
and rule 5A(b); and by deleting in its entirety Article 8A(b)(v) and the words for the purpose of this Article, the prescribed
percentage shall be 100% or such lower percentage as the Board resolves at the date of the issue of the DLC dividend share as specified
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	1400	5200	15-Apr-2008	15-Apr-2008

SYNTHES INC
Security	87162M409	Meeting Type	Annual General Meeting
Ticker Symbol	SYST_VX	Meeting Date	24-Apr-2008
ISIN	US87162M4096	Agenda	701506644 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 456487 DUE TO RECEIPT OF D-IRECTORS NAMES AND
CHANGE IN VOTING STATUS. ALL VOTES RECEIVED ON THE
PREVIOUS-MEETING WILL BE DISREGARDED AND YOU WILL
NEED TO REINSTRUCT ON THIS MEETING N-OTICE. THANK
YOU.
Non-Voting
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting
1.	Report on the business year 2007	Non-Voting
2.	Guest Speaker Dr. Gianluca Maestretti, Freiburger Spital	Non-Voting
3.	Approve the report on the FY, the annual accounts and the consolidated accounts for 2007	Management	No Action
4.	Receive the report on the dividend approved by the Board of Directors	Non-Voting
5.A	Re-elect Dr. Roland Broenimann to the Board of Directors	Management	No Action
5.B	Re-elect Mr. Robert Bland to the Board of Directors	Management	No Action
5.C	Elect Mr. Amy Wyss to the Board of Directors	Management	No Action
6.	Ratify the selection of Ernst + Young as the Auditors for 2008	Management	No Action
7.	Miscellaneous	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	2750	0	02-Apr-2008	02-Apr-2008

PEARSON PLC
Security	G69651100		Meeting Type	Annual General Meeting
Ticker Symbol	PSON_LN		Meeting Date	25-Apr-2008
ISIN	GB0006776081		Agenda	701504234 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the accounts of the Company and the reports of the Directors and the Auditors		Management	For	For
2.	Declare a final dividend of 20.05 pence per ordinary shares, as recommended by the Directors		Management	For	For
3.	Re-elect Mr. Terry Burns as a Director		Management	For	For
4.	Re-elect Mr. Ken Hydon as a Director		Management	For	For
5.	Re-elect Mr. Glen Moreno as a Director		Management	For	For
6.	Re-elect Mr. Marjorie Scardino as a Director		Management	For	For
7.	Approve the report on the Directors' remuneration		Management	For	For
8.	Reappoint PricewaterhouseCoopers LLP as the Auditors for the ensuing year		Management	For	For
9.	Authorize the Directors to determine the remuneration of the Auditors		Management	For	For
10.
Authorize the Directors, subject to passing of the Resolution 11 as specified in the notice of AGM dated 20 MAR 2008, to allot
relevant securities [Section 80 of the Companies Act 1985] up to an aggregate nominal amount of GBP 67,360,000; [Authority
expires on next AGM of the Company]; and, authorize the
Directors to allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
11.	Approve to increase the authorized ordinary share capital of the Company of GBP 298,500,000 by GBP 1,000,000 to GBP 299,500,000 by the creation of 4,000,000 ordinary shares of 25 p each		Management	For	For
S.12
Authorize the Company, pursuant to the Article 9 of the
Company's Articles, to make market purchases pursuant to
Section 95 of the Act, to allot equity securities [Section 94 of the
Act] for cash pursuant to the authority conferred by Resolution 10, dis-applying the statutory pre-emption rights [Section 89(1) of the
Act], provided that this power is limited to the allotment of equity securities: i) in connection with a rights issue in favor of ordinary shareholders; ii) up to an aggregate nominal value of GBP
10,080,000; [Authority expires until the next AGM of the
Company]; and the Board may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
S.13
Authorize the Company, pursuant to the Article 9 of the
Company's Articles, to make market purchases [Section 163(3) of the Act] of up to 80,000,000 ordinary shares of 25 pence each in the capital of the Company, at a minimum price of 25p per share which amount shall be exclusive of expenses and maximum price shall be the higher of: a) an amount exclusive of expenses equal to 105% of the average market value of ordinary shares of the
Company derived from the London Stock Exchange Daily Official
List, over the previous 5 business days; b) an amount equal to the
			Management	For	For

higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as derived from London Stock Exchange Trading System;
[Authority expires the earlier of the conclusion of the next AGM ];
the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry

S.14	Adopt the new Articles of Association in the form produced to the meeting and initialled by the Chairman for identification purpose		Management	For	For
15.
Approve and adopt the annual bonus share matching Plan [the
Plan], as specified and authorize the Directors to do all such acts and things as they may consider necessary or expedient to carry the Plan into effect
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	31000	0	15-Apr-2008	15-Apr-2008

ABBOTT LABORATORIES
Security		002824100		Meeting Type	Annual
Ticker Symbol		ABT		Meeting Date	25-Apr-2008
ISIN		US0028241000		Agenda	932829508 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	R.S. AUSTIN			For	For
	2	W.M. DALEY			For	For
	3	W.J. FARRELL			For	For
	4	H.L. FULLER			For	For
	5	W.A. OSBORN			For	For
	6	D.A.L. OWEN			For	For
	7	B. POWELL JR.			For	For
	8	W.A. REYNOLDS			For	For
	9	R.S. ROBERTS			For	For
	10	S.C. SCOTT III			For	For
	11	W.D. SMITHBURG			For	For
	12	G.F. TILTON			For	For
	13	M.D. WHITE			For	For
02	RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS			Management	For	For
03	SHAREHOLDER PROPOSAL - ACCESS TO MEDICINES			Shareholder	Against	For
Comments-Against shareholder interests
04	SHAREHOLDER PROPOSAL - ADVISORY VOTE			Shareholder	Against	For
Comments-Against shareholder interests
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	14000	0	21-Apr-2008	21-Apr-2008

WELLS FARGO & COMPANY
Security	949746101		Meeting Type	Annual
Ticker Symbol	WFC		Meeting Date	29-Apr-2008
ISIN	US9497461015		Agenda	932823897 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: JOHN S. CHEN		Management	For	For
1B	ELECTION OF DIRECTOR: LLOYD H. DEAN		Management	For	For
1C	ELECTION OF DIRECTOR: SUSAN E. ENGEL		Management	For	For
1D	ELECTION OF DIRECTOR: ENRIQUE HERNANDEZ, JR.		Management	For	For
1E	ELECTION OF DIRECTOR: ROBERT L. JOSS		Management	For	For
1F	ELECTION OF DIRECTOR: RICHARD M. KOVACEVICH		Management	For	For
1G	ELECTION OF DIRECTOR: RICHARD D. MCCORMICK		Management	For	For
1H	ELECTION OF DIRECTOR: CYNTHIA H. MILLIGAN		Management	For	For
1I	ELECTION OF DIRECTOR: NICHOLAS G. MOORE		Management	For	For
1J	ELECTION OF DIRECTOR: PHILIP J. QUIGLEY		Management	For	For
1K	ELECTION OF DIRECTOR: DONALD B. RICE		Management	For	For
1L	ELECTION OF DIRECTOR: JUDITH M. RUNSTAD		Management	For	For
1M	ELECTION OF DIRECTOR: STEPHEN W. SANGER		Management	For	For
1N	ELECTION OF DIRECTOR: JOHN G. STUMPF		Management	For	For
1O	ELECTION OF DIRECTOR: SUSAN G. SWENSON		Management	For	For
1P	ELECTION OF DIRECTOR: MICHAEL W. WRIGHT		Management	For	For
02	PROPOSAL TO RATIFY APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR 2008.		Management	For	For
03	PROPOSAL TO APPROVE THE PERFORMANCE-BASED COMPENSATION POLICY.		Management	For	For
04	PROPOSAL TO APPROVE THE AMENDED AND RESTATED LONG-TERM INCENTIVE COMPENSATION PLAN.		Management	For	For
05	PROPOSAL REGARDING A BY-LAWS AMENDMENT TO REQUIRE AN INDEPENDENT CHAIRMAN.		Management	Against	For
06	PROPOSAL REGARDING AN EXECUTIVE COMPENSATION ADVISORY VOTE.		Management	Against	For
07	PROPOSAL REGARDING A "PAY-FOR-SUPERIOR- PERFORMANCE" COMPENSATION PLAN.		Management	Against	For
08	PROPOSAL REGARDING HUMAN RIGHTS ISSUES IN INVESTMENT POLICIES.		Management	Against	For
09	PROPOSAL REGARDING A NEUTRAL SEXUAL ORIENTATION EMPLOYMENT POLICY.		Management	Against	For
10	PROPOSAL REGARDING A REPORT ON RACIAL DISPARITIES IN MORTGAGE LENDING.		Management	Against	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	15750	0	28-Apr-2008	28-Apr-2008

AMERICA MOVIL, S.A.B. DE C.V.
Security	02364W105		Meeting Type	Annual
Ticker Symbol	AMX		Meeting Date	29-Apr-2008
ISIN	US02364W1053		Agenda	932864285 - Management
Item	Proposal		Type	Vote	For/Against Management
I
APPOINTMENT OR, AS THE CASE MAY BE, REELECTION OF
THE MEMBERS OF THE BOARD OF DIRECTORS OF THE
COMPANY THAT THE HOLDERS OF THE SERIES "L" SHARES
ARE ENTITLED TO APPOINT. ADOPTION OF RESOLUTIONS
THEREON.
			Management	For	For
II	APPOINTMENT OF DELEGATES TO EXECUTE AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	10600	0	22-Apr-2008	22-Apr-2008

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, WI
Security	A19494102	Meeting Type	Annual General Meeting
Ticker Symbol	EBS_AV	Meeting Date	06-May-2008
ISIN	AT0000652011	Agenda	701534845 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual reports, reports of the Managing Board and Supervisory Board for 2007	Management	No Action
2.	Approve to allocate the net income	Management	No Action
3.	Approve the actions of the Board of Directors and Supervisory Board for the FY 2007	Management	No Action
4.	Approve the remuneration of the Supervisory Board	Management	No Action
5.	Elect the Supervisory Board	Management	No Action
6.	Appoint an additional Auditor and Group Auditor for the FY 2009 in addition to the Savings Banks Auditors Association [Sparkassen-Pruefungsverband] as the Statutory Auditor	Management	No Action
7.	Approve the acquisition by Erste Bank of own shares for the purpose of securities trading	Management	No Action
8.
Grant authority for the acquisition of own shares for no designated purpose subject to the exclusion of trading in own shares as purpose of the acquisition. and the authorization to divest acquired shares as consideration for the financing of the acquisition of companies, in one or more corporations domestically or abroad, hence other than by sale via the stock exchange or via a public offering and by analogous application of the provisions concerning the exclusion of subscription rights
Management	No Action
9.a	Receive the De-Merger and Acquisition Agreement dated 26 MAR 2008 by the Management Board	Management	No Action
9.b
Approve the proportionate de-merger by acquisition pursuant to
Section 1 Paragraph 2 No 2 in connection with Section 8
Paragraph 1 of the Austrian De-Merger Act 2 (Spaltungsgesetz;
SpaltG) pursuant to the De-Merger and Acquisition Agreement
dated 26 MAR 2008 as filed with the Vienna Companies Register on the basis of the final balance sheet of Erste Bank der
oesterreichischen Sparkassen AG of 31 DEC 2007, as specified
Management	No Action
9.c	Amend the Articles of Association as specified	Management	No Action
10.	Approve a New Stock Option Program for Management Board Members, executives and key staff of Erste Bank Group [MSOP 2008]	Management	No Action
11.	Approve the changes in the Articles of Association as specified	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	0	0	17-Apr-2008	17-Apr-2008

ALCON, INC.
Security	H01301102		Meeting Type	Annual
Ticker Symbol	ACL		Meeting Date	06-May-2008
ISIN	CH0013826497		Agenda	932874781 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE 2007 ANNUAL REPORT AND ACCOUNTS OF ALCON, INC. AND THE 2007 CONSOLIDATED FINANCIAL STATEMENTS OF ALCON, INC., AND SUBSIDIARIES		Management	For	For
02	APPROPRIATION OF AVAILABLE EARNINGS AND PROPOSED DIVIDEND TO SHAREHOLDERS FOR THE FINANCIAL YEAR 2007		Management	For	For
03	DISCHARGE OF THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE FINANCIAL YEAR 2007		Management	For	For
04	ELECTION OF KPMG KLYNVELD PEAT MARWICK GOERDELER SA, ZURICH, AS GROUP AND PARENT COMPANY AUDITORS		Management	For	For
05	ELECTION OF OBT AG, ZURICH, AS SPECIAL AUDITORS		Management	For	For
6A	ELECTION TO THE BOARD OF DIRECTORS: PAUL BULCKE		Management	For	For
6B	ELECTION TO THE BOARD OF DIRECTORS: THOMAS G. PLASKETT		Management	For	For
6C	ELECTION TO THE BOARD OF DIRECTORS: PAUL POLMAN		Management	For	For
6D	ELECTION TO THE BOARD OF DIRECTORS: CARY R. RAYMENT		Management	For	For
6E	ELECTION TO THE BOARD OF DIRECTORS: JAMES SINGH		Management	For	For
6F	ELECTION TO THE BOARD OF DIRECTORS: DR. DANIEL VASELLA		Management	For	For
07	APPROVAL OF SHARE CANCELLATION		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	4330	0	28-Apr-2008	28-Apr-2008

L'AIR LIQUIDE, PARIS
Security	F01764103		Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	07-May-2008
ISIN	FR0000120073		Agenda	701496449 - Management
Item	Proposal		Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The following-applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will be-
forwarded to the Global Custodians that have become Registered
Intermediaries,-on the Vote Deadline Date. In capacity as
Registered Intermediary, the Global-Custodian will sign the Proxy
Card and forward to the local custodian. If you-are unsure whether your Global Custodian acts as Registered Intermediary, ple-ase contact your representative"
Non-Voting
O.1	Receive the reports of the Board of Directors, the Auditors, and approve the Company's financial statements for the YE on 31 DEC 2007 as presented earnings for the FY: EUR 574,088,390.00		Management	For	For
O.2	Receive the reports of the Board of Directors, the Auditors report and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
O.3
Approve the Board of Directors and resolves that the income for the FY be appropriated as follows: earnings for the FY: EUR
574,088,390.00 retained earnings: EUR 386,882,197.00
distributable income: EUR 960,970,587.00 retained earnings:
EUR 410,020,813.00 dividend: EUR 550,949,774.00 the
shareholders will receive a net dividend of EUR 2.25 per share, and will entitle to the 40% deduction provided by the French Tax
Code, this dividend will be paid on 19 MAY 2008, as required By-
Law, it is reminded that, for the last 3 FY, the dividends paid, were as follows: EUR 3.50 for FY 2004 EUR 3.85 for FY 2005 EUR
4.00 for FY 2006,and authorize the Board of Directors to change the account retained earnings with the necessary amount for the payment of dividend
			Management	For	For
O.4
Authorize the Board of Directors to trade in the Company's shares on the stock market, subject to the conditions described below:
maximum purchase price: EUR 165.00, maximum number of
shares to be acquired: 10% of the share capital, maximum funds invested in the share buybacks: EUR 3,940,937,715.00[Authority expires at the end of 18 month period] this authorization
supersedes the fraction unused of the authorization granted by the shareholders' meeting of MAY 09 2007, delegates all powers to the Board of Directors to take all necessary measures and
accomplish all necessary formalities
			Management	For	For
O.5	Appoint Mr. Rolf Krebs as a Member of the Board of Directors for a 4 year period		Management	For	For
O.6	Appoint Mr. Karen Keten as a Member of the Board of Directors for a 4 year period		Management	For	For
O.7	Appoint Mr. Jean-Claude Buono as a Member of the Board of Directors for a 4 year period		Management	For	For
O.8	Approve to resolves to award total annual fees of EUR 650,000.00 to the Board of Directors		Management	For	For
O.9	Receive the special report of the Auditors on agreements governed by Article L.225.38 of the French Commercial Code, and approve the said report and the agreement referred to therein with BNP Paribas		Management	For	For
O.10
Receive the special report of the Auditors on agreements
governed by Article L.225.38 and L.225.42.1 of the French
Commercial Code, and approve the said report and the
agreements refered to therein with Benoit Potier
			Management	For	For

O.11
Receive the special report of the Auditors on agreements
governed by Article L.225.38 and L.225.42.1 of the French
Commercial Code, and approve the said report and the
agreement referred to therein with Klaus Schmieder
			Management	For	For
O.12
Receive the special report of the Auditors on agreements
governed by Article L.225.38 and L.225.42.1 of the French
Commercial Code, and approve the said report and the
agreements refered to therein with Pierre Dufour
			Management	For	For
O.13
Authorize the Board of Directors to issue Company's warrants within the limit of EUR 8,000,000.000.00, [Authority expires at the end of 60 month period]; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 12 MAY 2004, and delegate all powers to the Board of Directors to take all necessary measures and accomplish all necessary
formalities
			Management	For	For
E.14
Authorize the Board of Directors to reduce the share capital, on 1 or more occasions and at its sole discretion, by canceling all or part of the shares held by the Company in connection with a stock repurchase plan, up to a maximum of 10% of the share capital over a 24 month period; [Authority expires at the end of 24 month period]; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 09 MAY
2007 in its resolution number 8, and delegates all powers to the
Board of Directors to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.15
Authorize the Board of Directors to issue Company's warrants giving right to subscribe to shares of the Company in the event of a public offer before the expiry date of the public offer; [Authority expires at the end of 18 month period]; this shareholders' meeting resolves to increase the share capital by a maximum nominal
value of EUR 714,000,000.00 by the issuance of warrants giving right to subscribe to shares within the limit of the number of shares composing the Company's capital, these new shares will subject to the statutory provisions and will grant entitlement to the distribution of dividend, as from the first day of the FY the warrants to subscribe to shares are exercised
			Management	Against	Against
Comments-This is an anti-takeover measure that could reduce sharholder value
E.16
Authorize the Board of Directors to increase on 1 or more
occasions, in France or Abroad, the share capital to a maximum nominal amount of EUR 250,000,000.00, by issuance, with the
shareholders' preferred subscription rights maintained, of shares;
[Authority expires at the end of 26 month period]; and
authorization supersedes all authorization granted by the
shareholders' meeting relating to the same subject; and delegates and accomplish to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.17
Authorize the Board of Directors to increase the number of
securities to be issued in the event of a capital increase with to without preferential subscription right of shareholders; at the same price as the initial issue, within 30 days of the closing of the subscription period;[Authority expires at the end of 26 month period]; the amount shall count against the overall value set forth in Resolution 16; and delegates all powers to the Board of
Directors to take all necessary measures and accomplish all
necessary formalities; this delegation of powers supersedes any and all earlier delegations to the same effect
			Management	For	For
E.18
Authorize the Board of Directors to increase the share capital in order to grant shares for free to shareholders, in one or more occasions and at its sole discretion, by a maximum nominal
amount of EUR 250,000,000.00, by way of Capitalizing reserves, profits, premiums or other means, provided that such
capitalization is allowed by law and under the By-Laws, by issuing bonus shares or raising the par value of existing shares, or by a combination or these methods; the present [Authority expires at the end of 26-month period]; this delegation supersedes all
previous delegation relating to the same subject; delegates all powers to the Board of Directors to take all necessary measures and accomplish all necessary formalities
			Management	For	For

E.19
Authorize the Board of Directors to increase the share capital, on
1 or more occasions, at its sole discretion, in favor of Employees and Corporate Officers of the Company who are Members of a
Company savings plan; [Authority expires at the end of 26 month period] and for a nominal amount that shall not exceed EUR
27,500,00.00; this amount shall count against overall value set forth in Resolution 16; to cancel the shareholders preferential subscription rights to the profit of their recipients; this authorization supersedes the fraction unused of the authorization granted by the shareholders meeting of 09 MAY 2007 in its Resolution 11;
delegates all powers to the Board of Directors to take all
necessary measures and accomplish all necessary formalities
			Management	For	For
E.20
Authorize the Board of Directors to increase the share capital, on
1 or more occasions, at its sole discretion, in favor of any person corresponding to the specifications given by the Board of
Directors; [Authority expires at the end of 18 month period] and for a nominal amount that shall not exceed EUR 27,500,000.00; this amount shall count against the overall value ser forth in
Resolution 16, to cancel the shareholders preferential subscription rights in favor of any financial institution or subsidiary appointed by the Company; and all powers to the Board of Directors to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.21	Grant full powers to the Bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed By-Law		Management	For	For
PLEASE NOTE THAT THIS IS A MIX MEETING. THANK YOU.			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	4345	0	21-Apr-2008	21-Apr-2008
STANDARD CHARTERED PLC, LONDON
Security	G84228157		Meeting Type	Annual General Meeting
Ticker Symbol	STAN_LN		Meeting Date	07-May-2008
ISIN	GB0004082847		Agenda	701505743 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the annual report for the YE 31 DEC 2007		Management	For	For
2.	Approve to declare a final dividend of USD 56.23 cents per ordinary share for the YE 31 DEC 2007		Management	For	For
3.	Approve the Directors' remuneration report for the YE 31 DEC 2007 as specified of annual report and accounts		Management	For	For
4.	Re-elect Mr. M.B. DeNoma as a executive Director, who retires by rotation		Management	For	For
5.	Re-elect Ms. V. F. Gooding as a Non-executive Director , who retires by rotation		Management	For	For
6.	Re-elect Mr. R. H. P. Markham as a Non-executive Director , who retires by rotation		Management	For	For
7.	Re-elect Mr. P. A. Sands as a Executive Director , who retires by rotation		Management	For	For
8.	Re-elect Mr. O. H. J. Stocken as a Non-executive Director , who retires by rotation		Management	For	For
9.	Elect Mr. G. R. Bullock as a Executive Director by the Board during the year		Management	For	For
10.	Elect Mr. S. B. Mittal as a Non-executive Director by the Board during the year		Management	For	For
11.	Elect Mr. J .W. Peace as a Non-executive Director by the Board during the year		Management	For	For
12.	Re-appoint KPMG Audit PLC as the Auditor to the Company until the end of next year's AGM		Management	For	For
13.	Authorize the Board to set the Auditor's fees		Management	For	For
14.
Authorize the Board, to allot relevant securities [as defined in the
Companies Act 1985], such authority to be limited to: A) the allotment up to a total nominal value of USD 141,042,099 [being not greater than 20% of the issued ordinary share capital of the
Company as at the date of this resolution]; B) the allotment [when combined with any allotment made under (A) above) of relevant securities up to a total nominal value of USD 235,070,165 in connection with: i) an offer of relevant securities open for a period decided on by the Board: a) to ordinary shareholders on the
register on a particular date [excluding any holder holding shares as treasury shares], in proportion [as nearly as may be] to their existing holdings [ignoring for this purpose both any holder holding shares as treasury shares and the treasury shares held by him];
and b) to people who are registered on a particular date as
holders of other classes of equity securities [excluding any holder holding shares as treasury shares], if this is required by the rights of those securities or, if the Board considers it appropriate, as permitted by the rights of those securities, and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with fractional entitlements, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and ii) a share dividend scheme or similar arrangement implemented in
accordance with the Articles of Association of the Company; C)
the allotment of relevant securities pursuant to the terms of any existing share scheme of the Company or any of its subsidiary
			Management	Against	Against

undertakings adopted prior to the date of this meeting, [Authority to apply for the period from 07 MAY 2008 until the earlier of the end of next year's AGM and 06 AUG 2009 unless previously
cancelled or varied by the Company in the meeting]; and authorize the Board to allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry such authorities

Comments-This grants authority to issue 20% of new stock without a rights issue, above our limit
15.
Grant authority to the Board to allot relevant securities up to a total nominal value of USD 141,042,099 pursuant to paragraph (A) of
Resolution 14 set out above be extended by the addition of such number of ordinary shares of USD 0.50 each representing the
nominal amount of the Company's share capital repurchased by the Company pursuant to Resolution 17 set out below
			Management	Against	Against
Comments-This grants authority to issue 20% of new stock without a rights issue, above our limit
S.16
Authorize the Board, subject to the passing of Resolution 14 is passed as an ordinary resolution, the Board be given power to allot equity securities [as defined in the Companies Act 1985] for cash under the authority given by that resolution and/or where the allotment constitutes an allotment of equity securities by virtue of
Section 94(3A) of the Companies Act 1985, free of the restriction in Section 89(1) of the Companies Act 1985, such power to be limited to: a) the allotment of equity securities in connection with an offer of equity securities open for a period decided on by the
Board: i) to the ordinary shareholders on the register on a
particular date [excluding any holder holding shares as treasury shares], in proportion [as nearly as may be] to their existing holdings [ignoring for this purpose both any holder holding shares as treasury shares and the treasury shares held by him]; and ii) to people who are registered on a particular date as the holders of other classes of equity securities [excluding any holder holding shares as treasury shares], if this is required by the rights of those securities or, if the Board considers it appropriate, as permitted by the rights of those securities, and so that the Board may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with fractional
entitlements, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and b) the allotment
[otherwise than under (A) above] of equity securities up to a total nominal value of USD 35,260,524, [Authority to apply from 07
MAY 2008 until the earlier of the end of next year's AGM and 06
AUG 2009 unless previously cancelled or varied by the Company in the meeting ]; and authorize the Board to allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
S.17
Authorize the Company, to make market purchases [as defined in the Companies Act 1985] of its ordinary shares of USD 0.50 each provided that: a) the Company does not purchase more than
141,042,099 shares under this authority; b) the Company does not pay less for each share [before expenses] than USD 0.50 [or the equivalent in the currency in which the purchase is made,
calculated by reference to a spot exchange rate for the purchase of US dollars with such other currency as displayed on the
appropriate page of the Reuters screen at or around 11.00am
London time on the business day before the day the Company
agrees to buy the shares]; and c) the Company does not pay more for each share [before expenses] than 5% over the average of the middle market prices of the ordinary shares according to the Daily
Official List of the London Stock Exchange for the 5 business days
			Management	For	For

immediately before the date on which the Company agrees to buy the shares; [Authority apply from 07 MAY 2008 until the earlier of the end of next year's AGM and 06 AUG 2009 unless previously cancelled or varied by the Company in the general meeting]; the
Company, before the expiry, may make a contract to purchase
ordinary shares in accordance with any such agreement as if the authority had not ended

S.18
Authorize the Company, to make market purchases [as defined in the Companies Act 1985] of up to USD 15,000 dollar preference shares and up to 195,285,000 starling preference shares provided that: a) the Company does not pay less for each share [before expenses] than the nominal value of the share [or the equivalent in the currency in which the purchase is made, calculated by reference to the spot exchange rate for the purchase of the
currency in which the relevant share is denominated with such other currency as displayed on the appropriate page of the
Reuters screen at or around 11.00am London time on the
business day before the day the Company agrees to buy the
shares]; and ; b) the Company does not pay more: i) for each sterling preference share [before expenses] than 25% over the average middle market prices of such shares according to the
Daily Official List of the London Stock Exchange for the 10
business days immediately before the date on which the Company agrees to buy the shares; and ii) for each US dollar preference share [before expenses] than 25% of the average middle market quotations for such shares according to the Daily Official List of the London Stock Exchange for the 10 business days immediately before the date on which the Company agrees to buy the shares;
[Authority to apply from 07 MAY 2008 until the earlier of the end of next year's AGM or 06 AUG 2009 unless previously cancelled or varied by the Company in general meeting]; the Company, before the expiry, may make a contract to purchase shares in
accordance with any such agreement as if the authority had not ended
			Management	For	For
S.19
Approve and adopt the Articles of Association produced to the meeting and signed by the Chairman of the meeting for the
purposes of identification as the new Articles of Association of the
Company in substitution for, and to the exclusion of, the existing
Articles of Association
			Management	For	For
20.
Authorize in accordance with Sections 366 and 367 of the
Companies Act 2006, the Company and all the Companies that
are its subsidiaries during the period for which this resolution is effective: A) make donations to political parties and/or
independent election candidates not exceeding GBP 100,000 in total; B) make donations to political organizations other than political parties not exceeding GBP 100,000 in total; C) incur political expenditure not exceeding GBP 100,000 in total; [as such terms are defined in Sections 363 to 365 of the Companies Act
2006] provided that the aggregate amount of any such donations and expenditure shall not exceed GBP 100,000 during the period period beginning with the date of passing this resolution; [Authority expiring on the earlier of the next year's AGM and 06 AUG 2009 unless previously renewed, revoked or varied by the Company in general meeting]
			Management	For	For
21.
Authorize the Board : i) to make an offer to the holders of ordinary shares [excluding any member holding shares as treasury shares]
to elect to receive new ordinary shares in the capital of the
Company in lieu of all or any part of any interim or final dividend paid in respect of any financial period of the Company ending on or prior to 31 DEC 2013 upon such terms as the Board may
determine; ii) in respect of any such dividend to capitalize such amount standing to the credit of the Company's reserves as may be necessary, and the making by the Board of any such offer and any such capitalization by the Board in each case in respect of any prior financial period is confirmed
			Management	Against	Against

Comments-A pointless exercise, as a stock dividend is not a cash dividend
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	30100	0	25-Apr-2008	25-Apr-2008

COLGATE-PALMOLIVE COMPANY
Security	194162103		Meeting Type	Annual
Ticker Symbol	CL		Meeting Date	08-May-2008
ISIN	US1941621039		Agenda	932827011 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: JOHN T. CAHILL		Management	For	For
1B	ELECTION OF DIRECTOR: JILL K. CONWAY		Management	For	For
1C	ELECTION OF DIRECTOR: IAN M. COOK		Management	For	For
1D	ELECTION OF DIRECTOR: ELLEN M. HANCOCK		Management	For	For
1E	ELECTION OF DIRECTOR: DAVID W. JOHNSON		Management	For	For
1F	ELECTION OF DIRECTOR: RICHARD J. KOGAN		Management	For	For
1G	ELECTION OF DIRECTOR: DELANO E. LEWIS		Management	For	For
1H	ELECTION OF DIRECTOR: REUBEN MARK		Management	For	For
1I	ELECTION OF DIRECTOR: J. PEDRO REINHARD		Management	For	For
1J	ELECTION OF DIRECTOR: STEPHEN I. SADOVE		Management	For	For
02	RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS COLGATE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM		Management	For	For
03	AMEND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	7200	0	07-May-2008	07-May-2008

3M COMPANY
Security		88579Y101		Meeting Type	Annual
Ticker Symbol		MMM		Meeting Date	13-May-2008
ISIN		US88579Y1010		Agenda	932834941 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	LINDA G. ALVARADO			For	For
	2	GEORGE W. BUCKLEY			For	For
	3	VANCE D. COFFMAN			For	For
	4	MICHAEL L. ESKEW			For	For
	5	W. JAMES FARRELL			For	For
	6	HERBERT L. HENKEL			For	For
	7	EDWARD M. LIDDY			For	For
	8	ROBERT S. MORRISON			For	For
	9	AULANA L. PETERS			For	For
	10	ROBERT J. ULRICH			For	For
02	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS 3M'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.			Management	For	For
03	TO APPROVE THE LONG-TERM INCENTIVE PLAN.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	12460	0	09-May-2008	09-May-2008

AMERICAN INTERNATIONAL GROUP, INC.
Security	026874107		Meeting Type	Annual
Ticker Symbol	AIG		Meeting Date	14-May-2008
ISIN	US0268741073		Agenda	932859878 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: STEPHEN F. BOLLENBACH		Management	For	For
1B	ELECTION OF DIRECTOR: MARTIN S. FELDSTEIN		Management	For	For
1C	ELECTION OF DIRECTOR: ELLEN V. FUTTER		Management	For	For
1D	ELECTION OF DIRECTOR: RICHARD C. HOLBROOKE		Management	For	For
1E	ELECTION OF DIRECTOR: FRED H. LANGHAMMER		Management	For	For
1F	ELECTION OF DIRECTOR: GEORGE L. MILES, JR.		Management	For	For
1G	ELECTION OF DIRECTOR: MORRIS W. OFFIT		Management	For	For
1H	ELECTION OF DIRECTOR: JAMES F. ORR III		Management	For	For
1I	ELECTION OF DIRECTOR: VIRGINIA M. ROMETTY		Management	For	For
1J	ELECTION OF DIRECTOR: MARTIN J. SULLIVAN		Management	For	For
1K	ELECTION OF DIRECTOR: MICHAEL H. SUTTON		Management	For	For
1L	ELECTION OF DIRECTOR: EDMUND S.W. TSE		Management	For	For
1M	ELECTION OF DIRECTOR: ROBERT B. WILLUMSTAD		Management	For	For
02	RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS AIG'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2008.		Management	For	For
03	SHAREHOLDER PROPOSAL RELATING TO THE HUMAN RIGHT TO WATER.		Shareholder	Against	For
04	SHAREHOLDER PROPOSAL RELATING TO THE REPORTING OF POLITICAL CONTRIBUTIONS.		Shareholder	Against	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	13200	0	09-May-2008	09-May-2008

LVMH MOET HENNESSY LOUIS VUITTON, PARIS
Security	F58485115		Meeting Type	MIX
Ticker Symbol	MC_FP		Meeting Date	15-May-2008
ISIN	FR0000121014		Agenda	701529971 - Management
Item	Proposal		Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followin-g applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will-be forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
O.1	Receive the reports of the Board of Directors and the Auditors, approve the consolidated financial statements ending on 31 DEC 2007 in the form presented to the meeting		Management	For	For
O.2
Receive the reports of the Board of Directors and the Auditors, approve the Company's financial statements for the said YE on 31
DEC 2007 as presented; and grant permanent discharge to the
Board of Directors for the performance of their duties during the said FY
			Management	For	For
O.3	Receive the special report of the Auditors on agreements governed by Article L.225.38 of the French Commercial Code, approve the agreements entered into or which remained in force during the FY		Management	For	For
O.4
Approve, the recommendations of the Board of Directors and to appropriate the income for the FY as follows: income for the FY:
EUR 783,412,326.27 allocation to legal reserve: EUR 0.00:
retained earnings: EUR 2,759,550,929.12 balance available for distribution: EUR 3,542,963,255.39 special reserve on long term capital gains: EUR 0.00 statutory dividend: EUR 7,349,061.15 which corresponds to: EUR 0.015 per share additional dividend:
EUR 776,550,794.85 corresponding to EUR 1.585 per share
retained earnings: EUR 3,542,963,255.39 after appropriation the gross value of the dividend is of EUR 1.60; to reminds that: an interim dividend of EUR 0.35 was already paid on 03 DEC 2007;
the remaining dividend of EUR 1.25will be paid on 23 MAY 2008;
the dividend will entitle natural persons to the 40% allowance, in the event that the Company holds some of its own shares on such date: the amount of the unpaid dividend on such shares shall be allocated to the retained earnings account, as required by law, it is reminded that, for the last three financial years, the dividends paid
[gross value], were as follows: EUR 1.40 for FY 2006: EUR 1.15 for FY 2005 EUR 0.95 for FY 2004
			Management	For	For
O.5	Approve to renew the appointment of Mr. Nicolas Bazire as a Member of the Board of Directors for a 3 year period		Management	For	For
O.6	Approve to renew the appointment of Mr. Antonio Belloni as a Member of the Board of Directors for a 3 year period		Management	For	For
O.7	Approve to renew the appointment of Mr. Diego Della Valle as a Member of the Board of Directors for a 3 year period		Management	For	For
O.8	Approve to renew the appointment of Mr. Gilles Hennessy as a Member of the Board of Directors for a 3 year period		Management	For	For
O.9	Appoint Mr. Charles De Croisset as a Member of the Board of Directors, for a 3 year period		Management	For	For
O.10
Authorize the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 130.00, maximum number
of shares to be acquired: 10% of the share capital, maximum
funds: invested in the share buybacks: EUR 6,400,000,000.00;
[Authority is given for a 18 month period]; and acknowledge that the share capital was composed of 48,993,741 shares on 31 DEC
2007; authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; this
authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 10 MAY 2007
			Management	For	For

E.11
Receive the special report of the Auditors, said report and
authorize the Board of Directors to reduce the share capital, on one or more occasions and at its sole discretion, by cancelling all or part of the shares held by the Company in connection with a stock Repurchase Plan, up to a maximum of 10% of the share
capital over a 24 month period; [Authority is given for a 18 month period], this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 10 MAY
2007
			Management	For	For
E.12
Authorize the Board of Directors to grant, for free, on one or more occasions, existing or future shares, in favour of the employees or the Corporate Officers of the Company and related Companies, they may not represent more than 1% of the share capital;
[Authority is given for a 38 month period], and to take all
necessary measures and accomplish all necessary formalities;
this authorization supersedes the fraction unused of the
authorization granted by the shareholders' meeting of 12 MAY
2005
			Management	For	For
E.13
Authorize the Board of Directors in order to increase the share capital, in one or more occasions and at its sole discretion: up to a maximum nominal amount of EUR 30,000,000.00 by way of
issuing shares and or debt securities, including warrants to be subscribed either in cash or by the offsetting of debts, up to a maximum nominal amount of EUR 30,000,000.00 by way of
capitalizing reserves, profits, premiums or: other means, provided that such capitalization is allowed by Law and under the Bylaws, to be carried out through the issue of bonus shares or the raise of the par value of the existing shares or by utilizing all or some of these methods, successively or simultaneously; [Authority is given for a 18 month period], approve to cancel the shareholders'
preferential subscription rights in favour of beneficiaries, this amount shall count against the overall value set forth in
Resolutions 12, 14, 15 of the present meeting and 15, 16, 17 of the general meeting of 10 MAY 2007; authorize the Board of
Directors to take all necessary measures and accomplish all
necessary formalities
			Management	For	For
E.14
Authorize the Board of Directors may decide to increase the
number of securities to be issued in the event of a capital increase with or without preferential subscription right of shareholders, at the same price as the initial issue, within 30 days of the closing of the subscription period under the conditions and limits provided by
Article L.225.135.1 of the French Commercial Code; this amount shall count against the overall value set forth in Resolution 13 above mentioned
			Management	Against	Against
Comments-This could allow up to 20% issuance of new shares, above our 10% guideline
E.15
Authorize the Board of Directors to increase the share capital, on one or more occasions, at its sole discretion, in favour of
employees and Corporate Officers of the Company who are
Members of a Company Savings Plan; [Authority is given for a 26 month period], the number of shares issued shall not exceed 3%
of the share capital; the amount shall count against the overall value set forth in Resolution 12, 13, 14 of the present meeting and
15, 16, 17 of the general meeting of 10 MAY 2007; approve to cancel the shareholders' preferential subscription rights in favour of beneficiaries, this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 10
MAY 2007
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	3584	0	02-May-2008	02-May-2008

SASOL LTD
Security	803866102		Meeting Type	Ordinary General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	16-May-2008
ISIN	ZAE000006896		Agenda	701555736 - Management
Item	Proposal		Type	Vote	For/Against Management
1.s.1	Amend the Articles of Association of the Company; by inserting of 3 new Article, namely Articles 1[1] [V] 160 and 161 as specified		Management	For	For
2.S.2
Approve, special resolution number 1, contained in the Notice also containing this resolution, 28,385,645 of the 1,175,000,000
authorized but unissued ordinary shares of no par value in the capital of the Company are converted into 28,385,646 Sasol
Preferred Ordinary Shares of no par value, having the rights privileges and conditions contained in the new Article 160 of the
Company's Articles
			Management	For	For
3.S.3
Approve, subject to the passing and registration of special
resolution number 1 contained in the notice also containing this resolution, 18,923,764, authorized but unissued ordinary shares of no par value in the capital of the Company are converted into
18,923,764, Sasol BEE ordinary shares of no par value, having the rights, privileges and conditions contained in the new Article
161 of the Company's Articles
			Management	For	For
4.S.4
Approve, subject to the passing and registration of special
resolutions Numbers 2 and 3 contained in the notice also
containing this resolution, the existing Clause 10(b) of the
Company's Memorandum of Association [Memorandum] is
deleted and replaced with the following paragraph; (b) the number of ordinary shares without par value is: 1,127,690, 590 ordinary shares of no par value; 28,385,646 ordinary shares of no par value; 18,923,764 Sasol BEE ordinary shares of no par value
			Management	For	For
5.O.1
Approve, to place 1,892,376 ordinary shares in the authorized but unissued share capital of the Company [the Management Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the JSE listings Requirements to allot and issue to the Trustees of the Sasol Inzalo Management
Trust [the Management Trust] for a cash consideration of 0,01
[one cent] per-ordinary share, of which Management Trust the following will be beneficiaries to the extent indicated as specified
			Management	For	For
6.S.5
Authorize, subject to the passing of ordinary resolution number 1 contained In the Notice also containing this resolution, the
Company to issue the Management Trust Share Allocation in
ordinary resolution Number 1 at 0,01 [1%] per share to the
Trustees of the Sarol Inzalo Management Trust [the Management
Trust] which is a price lower than the amount arrived at dividing that part of the stilled capital contributed by already issued shares of that class, by the number of issued shares of that class, namely
6,34
			Management	For	For
7.S.6
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the Notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Kandimathie Christine Ramon
may be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the trust deed of the Management Trust, tabled at the meeting and initialed by the
Chairperson for identification [the Management Trust Deed]
			Management	For	For
8.S.7
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust share
allocation in ordinary resolution number 1 to the Trustees of the
Management Trust of which Mr.Anthony Madimetja Mokaba may
be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the Management Trust
Deed
			Management	For	For

9.S.8
Approve, that, subject to the passing and registration of special resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Victoria Nolitha Fakude may be a beneficiary with a vested right in respect of 25,000 ordinary shares in accordance with the terms of the Management Trust Deed
			Management	For	For
10S.9
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust in which future Black Managers, other than
Black Executive Directors, who are employed by a Member of the
Sasol Group at the time when the Management Trust issues
invitations to potential beneficiaries and who are identified by the
Compensation Committee of the Company, who will, if they
become beneficiaries, have vested rights in the aggregate in respect of such number of ordinary shares as may be identified by the Compensation Committee of the Company in accordance with the terms of the Management Trust Deed
			Management	For	For
11S10
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust, in which future Black Managers who may be
employed by a Member of the Sasol Group, including those at the level of Sasol Group Management and Black Executive Directors,
identified by the Compensation Committee of the Company, as
potential beneficiaries of the Management Trust who will, if they become beneficiaries, have vested rights in respect of such
number of ordinary shares as may be identified by the
Compensation Committee of the Company, in accordance with the terms. of the Management Trust Deed
			Management	For	For
12S11
Authorize, subject to the passing and registration of special resolutions Numbers 5 through to 10 and the passing of ordinary resolution number 1 contained in the Notice also containing this resolution, the Company [without the retention by the
shareholders of the right to amend or revoke this special
resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as a specific authority in terms of Section 85 of the Companies Act and subject to the JSE listings Requirements, to repurchase ordinary shares in the issue share capital of the Company, from the Trustees of the
Management Trust in, accordance with the provisions of the
Management Trust Deed, and Section 5.69 of the JSE Listings
Requirements namely: authorization is given thereto by the
Company's Articles of Association as specified
			Management	For	For
13O.2
Approve to place 23,339,310, ordinary shares in the authorized but unissued share capital of the Company [the Employee Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the] JSE Listings Requirements to allot and issue to the Trustees of the Sasol lnzalo Employee
Trust [Employee Trust] for a cash consideration of 0,01 [one cent]
per ordinary share, in accordance with the provisions of the trust deed of the Employee Trust, tabled at the meeting and initialled by the chairperson for identification
			Management	For	For

14S12
Authorize, that subject to the passing of ordinary resolution number 2 contained in rile notice also containing this resolution, the Company to issue the Employee Trust share Allocation
approved in ordinary resolution number 2 at 0.01 (one cent) per share to the Trust of he Sasol lnzalo Employee Trust [Employee
Trust] which is a price lower than the amount arrived at dividing that part of the staled capital contributes by already issued shares of that class; by the number of issued share of that class, namely
6,34
			Management	For	For
15S13
Approve, the subject to the passing and registration of special resolution number l2 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the issue by the Company of the Employee Trust Share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust in which managing who are employed by a
Member of the Sasol Group at the time when the Employee Trust issues facilitations to potential beneficiaries and who are identified by the Compensation Committee of the Company for the purposes of this resolution With, if they become beneficiaries have vested right in the 850 ordinary shares in accordance with the terms of the trust deed of the Employee Trust; cabled at the meeting and initialled by the Chairperson for identification [the Employee Trust deed] is approved
			Management	For	For
16S14
Approve, that, subject to the passing and registration of special resolution number 12 and the Passing of ordinary resolution
number 2 contained in the Notice also Containing this resolution, the issue by the Company of the Employee Trust share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust, in which future Managers who may be employed by a member of the Sasol Group identified by the Compensation
Committee of the Company, as potential beneficiaries of the
Employee Trust will if they become beneficiaries, have vested rights in respect of a maximum of 850 ordinary shares, in
accordance with the terms of the Employee Trust Deed
			Management	For	For
17S15
Authorize, subject to the passing and registration of special resolution number 12 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as it specific authority in terms of section 85 of the
Companies Act and subject to the JSE Listings Requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Employee Trust in accordance with the provisions of the trust deed of the Employee Trust Deed, and Section 5.09 of the JSE Listings Requirements namely:
authorization is given thereto by the Company's Articles of
Association as specified
			Management	For	For
18O.3
Approve to place 9,461,882 ordinary shares in the authorized but unissued share capital of the Company [the Foundation Share
Allocation] under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies
Act and subject to the JSE listings Requirements to allot and issue to the Trustees of the Sesol Inzalo Foundation for cash
consideration of 0,01 per ordinary share, in accordance with the provisions of the trust deed of the foundation, tabled at the meeting and initialed by the Chairperson for identification as specified
			Management	For	For

19S16
Authorize, subject to the passing of ordinary resolution 3
contained in the Notice also containing this resolution, the
Company to issue the Foundation Shilre Aliocation approved in ordinary resolution 3 at 0,01 (one cent) per share to the Trustees of the Silsol Inzalo Foundation [Foundation] which is a price lower than the amount arrived at by dividing that part of the stated
capital contributed by already issued shares of that class, namely
R6,34 as specified
			Management	For	For
20S17
Authorize, subject to the passing and registration of special resolution 16 and the passing of ordinary resolution 3 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the
Company in breach of any contractual obligations which it
concludes or has concluded in anticipation of obtaining this authority] as specific authority in terms of Section 85 of the
Companies Act and subject to the JSE listing requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Foundation in accordance with the provisions of the trust deed of the foundation tabled at the meeting and initialed by the Chairperson for identification, and
Section 5.69 of the JSE Listing requirements namely as specified
			Management	For	For
21O.4
Approve, subject to the passing and registration of special
resolutions 1, 2 and 4 contained in the Notice also containing this resolution, to palce 9,461,882 Sasol Preferred Ordinary shares in the authorized but unissued share capital of the Company under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the
JSE Listing Requirements, to allot and issue to Sasol Inzalo
Groups Funding limited for a cash consideration of 366 as
specified
			Management	For	For
22S18
Authorize subject to the passing and registration of special resolution 2 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section 38(2A) of the Companies
Act to Sasol Inzalo Groups Funding limited on the basis of the agreements tabled at the meeting and initialed by the Chairperson for identification and which will be available to the shareholders for their perusal in the form of as specified and the Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the financial assistance referred to above, for the duration of the transactions
contemplated in the agreements; and subsequent to the
transaction contemplated in the agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company for this purpose the assets and liabilities have been recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual financial statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act
			Management	For	For
23S19
Approve, that subject to the passing and registration of special resolutions 2 and 18 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the granting of financial assistance by the Company to the Sasol Inzalo Groups
Facilitation Trust [Groups Facilitation Trust] is approved in accordance with section 38(2A) of the Companies Act to enable the Groups Facilitation Trust to: 1) subscribe for; and/or 2)
acquire, any ordinary shares in Sasol Inzalo Groups Limited
[Groups Invest Co] as provided in terms of the Governing
Agreement between the Company, Groups Fund Co and Groups
Invest Co dated 07 APR 2008, tabled at the meeting and initialled by the Chairperson for identification purposes, on tile basis that such financial assistance will be made available by the Company to the Groups Facilitation Trust by way of loans by the Company or by the Company procuring that a third party makes loans to the
Groups Facilitation Trust which are guaranteed by the Company;
the Company will decide at the relevant rime whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the
Foundation is the sole beneficiary of the Groups Facilitation Trust;
the reason for special resolution 19 is to obtain the relevant approval of the shareholders of the Company in terms of Section
38(2A) of the Companies Act in respect of the financial assistance given by the Company to Groups Facilitation Trust in connection with the subscription for shares in the Company's share capital;
the effect of special resolution 19 is that the Company will be authorized to give financial assistance in terms of Section 38(2A)
or the Companies Act
			Management	For	For

24O.5
Approve, subject to the passing and registration of special
resolutions 1, 3 and 4 contained in the notice also containing this resolution, to place 18,923,764 Sasol BEE Ordinary Shares in the authorized but unissued share capital of the Company are placed under the control of the directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE Listings Requirements, to allot and issue for a cash consideration of 366 [three hundred and sixty six rand] per
Sasol BEE Ordinary Share to the black public pursuant to an
invitation to the block public requiring the full subscription price to be paid by the subscriber in particular but without limiting the according to allot and issue to the Directors of the Company to the maximum extent indicated opposite their names, Sasol BEE
Ordinary Shares listed below as specified
			Management	For	For
25S20
Approve, the granting of financial assistance by the Company to the Sasol Inzalo Public Facilitation Trust [Public Facilitation Trust]
in accordance with Section 38(2A) of the Companies Act be
approved to enable the Facilitation Trust to subscribe for: 1. the difference between 2,838,564 Sasol BEE Ordinary Shares and the number of Sasol Bee Ordinary shares subscribed for by the black public pursuant to an invitation issued by the Company during
2008 [the shortfall], at a subscription price of 366 per Sasol BEE
Ordinary share, provided that to the extent that the black public subscribes for more than 16,085,200 ordinary shares in Sasol
Inzalo Public Limited [Public Invest Co] pursuant to the public invitation referred to in paragraph 2, the shortfall shall be reduced by such number; and 2. the difference between 16 085 200
[sixteen million eight five thousand two hundred] ordinary shares in Public Invest Co and the number of ordinary shares in Public
Invest Co subscribed for by the black public pursuant to an
invitation issued by Public Invest Co during 2008 [the funded shortfall], at a subscription price of 5% of 366 per ordinary share in respect of the first 100 ordinary shares and 10% of 366 per
ordinary share in respect of the balance of such ordinary shares to be subscribed for by the Public Facilitation Trust, provided that to the extent that the black public subscribes for more than
			Management	For	For

2,838,564 Sassol BEE Ordinary shares pursuant to the public
invitation referred to in paragraph 1, the funded shortfall shall be reduced by such number, and to acquire any such Sasol BEE
ordinary shares in Public Invest Co and the number of ordinary shares in Public Invest Co which the holders thereof may be
obliged to dispose of as a result of breaching the terms of the invitation to which they have agreed, on the basis that such financial assistance will be made available by the Company to the
Public Facilitation Trust by way of loans by the Company or by the
Company procuring that a third party makes loans to the Public
Facilitation Trust which are guaranteed by the Company; the
Company will decide at the relevant time whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the Foundation is the sole beneficiary of the Public Facilitation Trust

26O.6
Approve, subject to passing and registration of Special resolutions numbers 1, 2 and 4 contained in the notice also containing this resolution, 18,923,764 Sasol preferred ordinary shares in the authorized but unissued share capital of the Company are placed under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE listing requirements, to allot issued for a cash consideration of 366[three hundred and sixty six rand] per Sasol preferred ordinary shares, to public Fund Co in which the
Directors of the Company listed below may be interest via Sasol
Inzalo Public Limited to the maximum extent indicated opposite their names, as specified
			Management	For	For
27S21
Approve, subject to the passing of ordinary resolution 6 contained in the notice also containing this resolution, the provisions of funding and/or the furnishing of security by the Company to Sasol
Inzalo Public Funding limited, in which Mandla Sizwe Vulindlela
Gantsho who is Director of the Company, may be indirecty
interested, in respect of a maximum of 273,200 ordinary shares in
Sasol Inzalo Public Limited is approved on the basis of the
agreements tabled at the meeting and intialled by the Chairperson for identification in the form of as specified
			Management	For	For
28S22
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this Resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundco, in which Sam Montsi who is a
Director of the Company, may be indirectly interested in respect of a maximum of 120,000 shares in Public Invest Company, is
approved on the basis of the Public Fund Co Agreement in the form of the funding identified in Special Resolution 21
			Management	For	For
29S23
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co. in which Thembalihle Hixonia
Nyasulu who is a Director of the Company, may be indirectly
interested in respect of a maximum of 112,000 ordinary share 5 in
Public Invest Co, is approved on the basis of the Public Fund Co
Agreements, in the form of the funding identified in Special
Resolution 21
			Management	For	For
30S24
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of Jecurity by the
Company to Public Fund Company, in which Anthony Madlmetja
Mokaoo who is Director of the Company, may be indirectly
interested hi respect of a maximum of 273,200 ordinary shares in
Public Invest Co, is approved on the basis of the Public Fund Co agreement in the form of the funding identified in Special
Resolution 21
			Management	For	For
31S25
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundeo. in wllich Victoria Nolitha Fakude who is a Director of the Company, may be indirectly interested in respect of a maximum of 73,200 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fun Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For

32S26
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co., in which Kandimathie Christine
Ramon who is a Director of the Company, may be indirectly
interested in respect of a maximum of 273,200 ordinary shares in
Public Invenst Co., is approved on the bam of the Public Fund Co, agreement, in the form of the funding identified in Special
Resolution 21
			Management	For	For
33S27
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution the
provision of funding and/or the furnishing of Jecurity by /the
Company to Public Fund Co, in which Imogen Nonhlanhla Mkhize who is Director of the Company, may be indirectly interested in respect of a maximum of 130, 000 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
34S28
Approve, subject to the passing of ordinary resolution6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public
Fund Co., in which a black manager employed by member of the
Sasol Group, who may qualify for participation in the Boack Public
Funded invitation, may be indirectly interested in respect of the maximum number of ordinary shares in Public Invest Co refleted opposite the manger's name as specified and it is approved on the basis of the Public Fund Co Agreements, in the form of the
funding identified in Special Resolution 21
			Management	For	For
35S29
Approve, subject to the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public fund Co., in which one or more managers employed by a member of the Sasol Group [other than those referred to in Special
Resolution 28 contained in the Notice also containing this
resolution] as identified by the Sasol Nomination and Governance
Committee may be indirectly interested, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
36S30
Authorize, subject to the passing and registration of Special
Resolution 2 and the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of section 38(2A) of the Company
Act to Public Fund Co., on the basis of the public Fund Co
agreements, in the form of the financial assistance identified
Special Resolution 21 subject to the Directors of the Company being satisfied that: the Company will be able to pay its debts as they become due in the ordinary course of the business
subsequent to providing the financial assistance referred to above, for the duration of the transactions contemplated in agreements;
and subsequent to the transaction contemplated in the Public
Fund Co agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will
			Management	For	For

be in excess of the consolidated liabilities of the company for this purpose the assets and liabilities have been recognized and
measures in accordance with the accounting policies used in the
Company's latest audited consolidated annual financial
statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section 38(2B) of the Companies Act

37O7
Authorize the Directors of the Company, with the authority to delegate to anyone of the Directors or an employee of the
Company, to approve and sign all such documents and do all
such things and take such further and other actions that maybe necessary to give effect to the special and ordinary resolutions set out in this Notice
			Management	For	For
38S31
Authorize, subject to the passing and registration of ordinary resolution 1 contained in the Notice also containing this resolution, the Company to give financial assistance in terms of section
38(2A) of the Companies Act to the Management Trust, being the amount necessary to enable the trustees of the Management
Trost to subscribe for the shares referred to in ordinary resolution
1, subject to the Directors of the Company being satisfied that the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the tanuctions contemplated in the Management Team Deed; and
subsequent to the subscription contemplated in the Management
Trust Deed, providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company, for this purpose the assets liabilities have been recognized and measured in accordance with the accounting policies used in the Company's audited consolidated financial statements, Furthermore for this purpose contingent liabilities have account for as required in terms of section 38(2B) of the Companies Act
			Management	For	For
39S32
Authorize, subject to the passing and registration of Ordinary resolution 2 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies Act to the Employee Trust, being that amount necessary to enable tile trustees of the Employee to
subscribe for the shires referred to in extraordinary resolution 2, subject to the Directors of the Company being satisfied the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the transactions contemp and slibsequent to the subscription
contemplated In the Employee Deed, providing the financial
assistance referred to above, consolidated assets Company will be in excess of the consolidated liabilities of the Company For this purpose the assets and liabilities have been recognised and
measured in accordance with the accounting policies used in the
Company's latest in audited consolidated annual financial
statements Furthermore, for this purpose contingent liabilities have been accounted of section 38(2B) of the Companies Act
			Management	For	For
40S33
Authorize, subject to the passing and registration of ordinary resolution 3 contained in the Nolice also Company in resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies to the foundation, being the amount
necessary to enable the trustees of the Foundation to subscribe for the shares referred to in ordinary resolution 3, subject to the directors of the Company being satisfied the Company will be able to pay its debts is they become due in the ordinary course of the business subsequent to the financial statements referred to
above, for the duration of the transactions contemplated in the trust deed of the Foundation; and subsequent to the subscription contemplated in the trust deed of the Foundation, providing the
			Management	For	For

financial referred to above, tile consolidated fairly valued of the
Company will be in excess of the consolidated liabilities of the
Company, for this purpose the assets and liabilities been
recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual finandal statements. Furthermore, {or this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	13580	0	08-May-2008	08-May-2008

LI & FUNG LTD
Security	G5485F144		Meeting Type	Annual General Meeting
Ticker Symbol	494_HK		Meeting Date	21-May-2008
ISIN	BMG5485F1445		Agenda	701551803 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited consolidated accounts and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend of 50 HK cents per share in respect of the YE 31 DEC 2007		Management	For	For
3.a	Re-elect Dr. William Fung Kwok Lun as a Director		Management	For	For
3.b	Re-elect Mr. Allan Wong Chi Yun as a Director		Management	For	For
3.c	Re-elect Mr. Makoto Yasuda as a Director		Management	For	For
4.	Re-appoint PricewaterhouseCoopers as the Auditors and authorize the Board of Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company, subject to this resolution, to purchase shares of the Company during the relevant period, not exceeding 10% of the aggregate nominal amount of the share
capital of the Company on The Stock Exchange of Hong Kong
Limited or any other stock exchange recognized for this purpose by the Securities and Futures Commission of Hong Kong and The
Stock Exchange of Hong Kong Limited under the Hong Kong
Code on Share Repurchases; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Companies Act 1981 of Bermuda to be held]
			Management	For	For
6.
Authorize the Directors of the Company, to allot, issue and deal with additional shares in the capital of the Company and to make or grant offers, agreements and options during and after the relevant period, a) not exceeding 20% of the aggregate nominal amount of the share capital of the Company on the date of this resolution, provided that the aggregate nominal amount of the share capital so allotted [or so agreed conditionally or
unconditionally to be allotted] pursuant to this resolution solely for cash and unrelated to any asset acquisition shall not exceed 10%
of the aggregate nominal amount of the share capital of the
company in issue on the date of passing of this resolution; plus b)
[if the Directors of the Company are so authorized by a separate ordinary resolution of the shareholders of the Company] the
nominal amount of share capital repurchased by the Company
subsequent to the passing of this resolution [up to a maximum equivalent to 10% of the aggregate nominal amount of the issued share capital of the Company on the date of this resolution] and the said approval shall be limited accordingly, otherwise than pursuant to: i) a rights issue; or ii) the exercise of any share option scheme adopted by the Company; or iii) any scrip dividend or similar arrangement; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Companies Act 1981 of Bermuda to be held]
			Management	For	For
7.	Authorize the Directors of the Company to exercise the powers of the Company referred to Resolution 6, as specified, in respect of the share capital of the Company referred to such resolution		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	229800	0	09-May-2008	09-May-2008

DASSAULT SYS S A
Security	F2457H100		Meeting Type	MIX
Ticker Symbol	DSY_FP		Meeting Date	22-May-2008
ISIN	FR0000130650		Agenda	701542638 - Management
Item	Proposal		Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followi-ng applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions wil-l be forwarded to the Global Custodians that have become Registered
Intermedia-ries, on the Vote Deadline Date. In capacity as
Registered Intermediary, the G-lobal Custodian will sign the Proxy
Card and forward to the local custodian. I-f you are unsure
whether your Global Custodian acts as Registered Intermediary-, please contact your representative"
Non-Voting
O.1
Receive the reports of the Board of Directors and the Auditors, and approve the Company's financial statements for the YE in 31
DEC 2007, as presented; and the expenses and charges that
were not tax deductible of EUR 379,315.00 with a corresponding tax of EUR 130,598.00
			Management	For	For
O.2	Receive the reports of the Board of Directors and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
O.3
Approve the recommendations of the Board of Directors and
resolves that the income for the FY be appropriated as follows:
earnings for the FY: EUR 135,676,022.00, legal reserve: EUR
183,426.00, dividends: EUR 54,098,094.38 corresponding to a
dividend of EUR 0.46 per share; prior retained earnings: EUR 8
1,394,501.62 retained earnings: EUR 947,788,567.76 in the event that the Company holds some of its own s hares on such date, the amount of t he unpaid dividend on such shares s hall be allocated to the retained earnings account;; as required by law, it is reminded that, for the last 3 FY, the dividends paid, were as follows: EUR 0.38 for FY 2004 EUR 0.42 for FY 2005 EUR 0.44
for FY 2006
			Management	For	For
O.4
Receive the special report of the Auditors on agreements
governed by Article L 225.38 and followings of the French
Commercial Code, and approve the agreements entered into or
which remained in force during the FY
			Management	For	For
O.5
Receive the special report of the Auditors on agreements
governed by Article L 225.38 of the French Commercial Code, and
approve the granting of an indemnity to Mr. Bernard Charles in the event of his removal
			Management	For	For
O.6
Authorize the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 60.00, maximum number
of s hares to be acquired: 10% of the share capital, maximum funds invested in the share buybacks: EUR 500,000,000.00; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 06 JUN 2007 in its
Resolution 5; and to take all necessary measures and accomplish all necessary formalities
			Management	For	For
E.7
Authorize the Board of Directors to reduce the share capital, on 1 or more occasions and at its sole discretion, by cancelling all or part of the shares held by the Company in connection with a Stock
Repurchase Plan, up to a maximum of 10% of the share capital over a 24 month period; and to take all necessary measures and accomplish all necessary formalities
			Management	For	For

E.8
Authorize the Board of Directors to grant, in 1 or more
transactions, to beneficiaries to be chose n by it, options giving the right either to subscribe for new shares in the Company to be issued through a share capital increase, or to purchase existing shares purchased by the Company, it being provided that the
options shall not give rights to a total number of shares, which shall exceed 10% of capital; to cancel the shareholders'
preferential subscription rights in favour of beneficiaries; this delegation of powers supersedes any and all earlier delegations to the same effect; and to take all necessary measures and
accomplish all necessary formalities[Authority expires at the end of 38 month period]
			Management	For	For
E.9
Authorize the Board of Directors to increase the share capital, on
1 or more occasions, at its sole discretion, in favour of Employees and Corporate Officers of the Company who are Members of a
Company Savings Plan; and for a nominal amount that shall not exceed EUR 10,000,000.00; to cancel the shareholders'
preferential subscription rights in favour of Des Adherents; this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 06 JUN 2007 in its
resolution 15; this amount shall count against the overall value specified in resolution 15; this delegation of powers supersedes any and all earlier delegations to the same effect; and to take all necessary measures and accomplish all necessary
formalities[Authority expires at the end of 26 month period]
			Management	For	For
OE.10	Grant full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed ByLaw		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	11650	0	08-May-2008	08-May-2008

MEDCO HEALTH SOLUTIONS, INC.
Security	58405U102		Meeting Type	Annual
Ticker Symbol	MHS		Meeting Date	22-May-2008
ISIN	US58405U1025		Agenda	932848700 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: JOHN L. CASSIS		Management	For	For
1B	ELECTION OF DIRECTOR: MICHAEL GOLDSTEIN		Management	For	For
1C	ELECTION OF DIRECTOR: BLENDA J. WILSON		Management	For	For
02	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE 2008 FISCAL YEAR		Management	For	For
03	APPROVAL OF PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 1,000,000,000 SHARES TO 2,000,000,000 SHARES		Management	For	For
04	SHAREHOLDER PROPOSAL REGARDING EXECUTIVE COMPENSATION		Shareholder	Against	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	18768	0	19-May-2008	19-May-2008

CHINA MERCHANTS HOLDINGS (INTERNATIONAL) CO LTD
Security	Y1489Q103		Meeting Type	Annual General Meeting
Ticker Symbol	144_HK		Meeting Date	23-May-2008
ISIN	HK0144000764		Agenda	701558061 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and consider the Audited Consolidated Financial Statements and the Report of the Directors and the Independent Auditor's Report for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend for the YE 31 DEC 2007		Management	For	For
3.i	Re-elect Mr. Li Yinquan as a Director		Management	For	For
3.ii	Re-elect Mr. Hu Jianhua as a Director		Management	For	For
3.iii	Re-elect Mr. Wang Hong as a Director		Management	For	For
3.iv	Re-elect Mr. Tsang Kam Lan as a Director		Management	For	For
3.v	Re-elect Mr. Lee Yip Wah Peter as a Director		Management	For	For
3.vi	Re-elect Mr. Li Kwok Heem John as a Director		Management	For	For
3.vii	Re-elect Mr. Li Ka Fai David as a Director		Management	For	For
3viii	Authorize the Board to fix the remuneration of the Directors		Management	For	For
4.	Re-appoint the Auditors and authorize the Board to fix their remuneration		Management	For	For
5.A
Approve the subject to paragraph (c) of this Resolution and
pursuant to section 57B of the Companies Ordinance, the
exercise by the Directors of the Company during the Relevant
Period as specified of all the powers of the Company to allot, issue and deal with additional shares in the capital of the
Company or securities convertible into such shares or options, warrants or similar rights to subscribe for any shares in the
Company and to make or grant offers, agreements and options
which might require the exercise of such power be and is hereby generally and unconditionally approved; (b) the approval in
paragraph (a) of this Resolution shall authorize the Directors of the Company during the Relevant Period to make or grant offers, agreements and options which would or might require the exercise of such power after the end of the Relevant Period
			Management	For	For
5.B
Authorize the Directors of the Company to repurchase its own shares on The Stock Exchange of Hong Kong Limited [the stock
Exchange] or any other stock exchange on which the securities of the Company may be listed and recognized by the securities and futures commission and the stock exchange for this purpose,
subject to and in accordance with all applicable laws and the requirements of the rules governing the listing of securities on the
Stock Exchange [Listing Rules] or of any other stock exchange as amended from time to time, during relevant period, shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue on the date of the passing of this
resolution and the said approval shall be limited accordingly; and
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or any applicable law to be held]
			Management	For	For
5.C
Approve, conditional upon Resolutions Number 5.A and 5.B as
specified, the aggregate nominal amount of the number of shares in the capital of the Company which are repurchased by the
Company under the authority granted to the Directors of the
Company as specified in Resolution Number 5.B specified in the notice convening this meeting shall be added to the aggregate nominal amount of share capital that may be allotted or agreed conditionally or unconditionally to be allotted by the Directors of the Company pursuant to Resolution Number 5.A as specified,
provided that the amount of share capital repurchased by the
Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of the passing of this resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	198000	0	13-May-2008	13-May-2008

EXXON MOBIL CORPORATION
Security		30231G102		Meeting Type	Annual
Ticker Symbol		XOM		Meeting Date	28-May-2008
ISIN		US30231G1022		Agenda	932858232 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	M.J. BOSKIN			For	For
	2	L.R. FAULKNER			For	For
	3	W.W. GEORGE			For	For
	4	J.R. HOUGHTON			For	For
	5	R.C. KING			For	For
	6	M.C. NELSON			For	For
	7	S.J. PALMISANO			For	For
	8	S.S REINEMUND			For	For
	9	W.V. SHIPLEY			For	For
	10	R.W. TILLERSON			For	For
	11	E.E. WHITACRE, JR.			For	For
02	RATIFICATION OF INDEPENDENT AUDITORS (PAGE 47)			Management	For	For
03	SHAREHOLDER PROPOSALS PROHIBITED (PAGE 49)			Shareholder	Against	For
04	DIRECTOR NOMINEE QUALIFICATIONS (PAGE 49)			Shareholder	Against	For
05	BOARD CHAIRMAN AND CEO (PAGE 50)			Shareholder	Against	For
06	SHAREHOLDER RETURN POLICY (PAGE 52)			Shareholder	Against	For
07	SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION (PAGE 53)			Shareholder	Against	For
08	EXECUTIVE COMPENSATION REPORT (PAGE 55)			Shareholder	Against	For
09	INCENTIVE PAY RECOUPMENT (PAGE 57)			Shareholder	Against	For
10	CORPORATE SPONSORSHIPS REPORT (PAGE 58)			Shareholder	Against	For
11	POLITICAL CONTRIBUTIONS REPORT (PAGE 60)			Shareholder	Against	For
12	AMENDMENT OF EEO POLICY (PAGE 61)			Shareholder	Against	For
13	COMMUNITY ENVIRONMENTAL IMPACT (PAGE 63)			Shareholder	Against	For
14	ANWR DRILLING REPORT (PAGE 65)			Shareholder	Against	For
15	GREENHOUSE GAS EMISSIONS GOALS (PAGE 66)			Shareholder	Against	For
16	CO2 INFORMATION AT THE PUMP (PAGE 68)			Shareholder	Against	For
17	CLIMATE CHANGE AND TECHNOLOGY REPORT (PAGE 69)			Shareholder	Against	For
18	ENERGY TECHNOLOGY REPORT (PAGE 70)			Shareholder	Against	For
19	RENEWABLE ENERGY POLICY (PAGE 71)			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	13160	0	21-May-2008	21-May-2008

FORTRESS INVESTMENT GROUP
Security		34958B106		Meeting Type	Annual
Ticker Symbol		FIG		Meeting Date	29-May-2008
ISIN		US34958B1061		Agenda	932869071 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	RICHARD N. HAASS			For	For
	2	RANDAL A. NARDONE			For	For
	3	HOWARD RUBIN			For	For
02	PROPOSAL TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2008.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	100	20700	21-May-2008	21-May-2008

CATERPILLAR INC.
Security		149123101		Meeting Type	Annual
Ticker Symbol		CAT		Meeting Date	11-Jun-2008
ISIN		US1491231015		Agenda	932886736 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	W. FRANK BLOUNT			For	For
	2	JOHN R. BRAZIL			For	For
	3	EUGENE V. FIFE			For	For
	4	GAIL D. FOSLER			For	For
	5	PETER A. MAGOWAN			For	For
02	RATIFY AUDITORS			Management	For	For
03	STOCKHOLDER PROPOSAL-ANNUAL ELECTION OF DIRECTORS			Shareholder	For	Against
Comments-Enactment of annual director elections should remove a takeover barrier, helping to improve corporate governance.
04	STOCKHOLDER PROPOSAL-DIRECTOR ELECTION MAJORITY VOTE STANDARD			Shareholder	Against	For
05	STOCKHOLDER PROPOSAL-FOREIGN MILITARY SALES			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1		837	13190	0	09-Jun-2008	09-Jun-2008

MEDIATEK INCORPORATION
Security	Y5945U103		Meeting Type	Annual General Meeting
Ticker Symbol	2454_TT		Meeting Date	13-Jun-2008
ISIN	TW0002454006		Agenda	701601266 - Management
Item	Proposal		Type	Vote	For/Against Management
1.1	To report the business of 2007.		Non-Voting
1.2	Statutory supervisors report of 2007.		Non-Voting
2.1	To accept 2007 business report and financial statements.		Management	For	For
2.2	To approve the proposal for distribution of 2007 profits (cash dividend: TWD 19.0 per share, stock dividend: 10/1000 shs).		Management	For	For
3.1	Discussion on issuing new shares from distribution of profits and employee bonus.		Management	For	For
4.1	Other proposals and extraordinary motions.		Management	For	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	38000	0	05-Jun-2008	05-Jun-2008

EBAY INC.
Security	278642103		Meeting Type	Annual
Ticker Symbol	EBAY		Meeting Date	19-Jun-2008
ISIN	US2786421030		Agenda	932891650 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: FRED D. ANDERSON		Management	For	For
1B	ELECTION OF DIRECTOR: EDWARD W. BARNHOLT		Management	For	For
1C	ELECTION OF DIRECTOR: SCOTT D. COOK		Management	For	For
1D	ELECTION OF DIRECTOR: JOHN J. DONAHOE		Management	For	For
02	APPROVAL OF OUR 2008 EQUITY INCENTIVE AWARD PLAN.		Management	For	For
03	RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2008.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	18250	0	17-Jun-2008	17-Jun-2008

P.T. TELEKOMUNIKASI INDONESIA, TBK
Security	715684106		Meeting Type	Annual
Ticker Symbol	TLK		Meeting Date	20-Jun-2008
ISIN	US7156841063		Agenda	932926376 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE COMPANY'S ANNUAL REPORT FOR THE FINANCIAL YEAR 2007.		Management	For	For
02
RATIFICATION OF THE FINANCIAL STATEMENTS AND
PARTNERSHIP AND COMMUNITY DEVELOPMENT PROGRAM
FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2007
AND ACQUITTAL AND DISCHARGE TO THE MEMBERS OF
THE BOARD OF DIRECTORS AND BOARD OF
COMMISSIONERS.
			Management	For	For
03	RESOLUTION ON THE APPROPRIATION OF THE COMPANY'S NET INCOME FOR FINANCIAL YEAR 2007.		Management	For	For
04	APPROVAL OF THE DETERMINATION OF THE AMOUNT OF REMUNERATION FOR THE MEMBERS OF THE DIRECTORS AND COMMISSIONERS.		Management	For	For
05
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE COMPANY'S FINANCIAL STATEMENTS FOR THE
FINANCIAL YEAR 2008, INCLUDING AUDIT OF INTERNAL
CONTROL OVER FINANCIAL REPORTING AND
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE FINANCIAL STATEMENTS OF THE PARTNERSHIP AND
COMMUNITY DEVELOPMENT PROGRAM FOR THE
FINANCIAL YEAR 2008.
			Management	For	For
06	APPROVAL TO THE AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION.		Management	For	For
07	APPROVAL FOR THE SHARE BUY BACK III PROGRAM.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB1	837	12980	0	12-Jun-2008	12-Jun-2008

QIAGEN NV
Security	N72482107		Meeting Type	Annual General Meeting
Ticker Symbol	QIA_GR		Meeting Date	26-Jun-2008
ISIN	NL0000240000		Agenda	701605050 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Open of the meeting		Non-Voting
2.	Receive report of Management Board		Non-Voting
3.	Receive report of Supervisory Board		Non-Voting
4.	Approve the financial statements and the statutory reports		Management	For	For
5.	Receive the explanation on Company's reserves and dividend policy		Management	For	For
6.	Approve to discharg of Management Board		Management	For	For
7.	Approve to discharge of Supervisory Board		Management	For	For
8.	Elect the Supervisory Board Members		Management	For	For
9.	Elect the Management Board Members		Management	For	For
10.	Approve the remuneration of the Supervisory Board		Management	For	For
11.	Ratify Ernst Young as the Auditors		Management	For	For
12.	Grant authority to repurchase of up to 20% of issued share capital		Management	For	For
13.	Amend the Articles regarding expected changes in Dutch Company Law		Management	For	For
14.	Allow questions		Non-Voting
15.	Close meeting		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	47550	0	13-Jun-2008	13-Jun-2008

GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616673 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting
1.	Approve the Annual Report of OAO Gazprom for 2007.		Management	For	For
2.	Approve the annual accounting statements, including the profit and loss report of the Company based on the results of 2007.		Management	For	For
3.	Approve the distribution of profit of the Company based on the results of 2007.		Management	For	For
4.	Approve the amount of, time period and form of payment of annual dividends on the Companys shares that have been proposed by the Board of Directors of the Company.		Management	For	For
5.	Approve Closed Joint Stock Company PricewaterhouseCoopers Audit as the Companys external auditor.		Management	For	For
6.	Pay remuneration to members of the Board of Directors and Audit Commission of the Company in the amounts recommended by the Board of Directors of the Company.		Management	For	For
7.	Approve the amendments to the Charter of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
8.	Approve the amendments to the Regulation on the General Shareholders; Meeting of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
9.	Approve the amendments to the Regulation on the Board of Directors of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
10.	Approve the amendment to the Regulation on the Management Committee of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
11.
In accordance with Articles 77 and 83 of the Federal Law &; On
Joint Stock Companies,&; determine that, on the basis of the market value as calculated by ZAO Mezhdunarodnyi Biznes
Tsentr: Konsultatsii, Investitsii, Otsenka (CJSC International
Business Center: Consultations, Investments, Valuation), the price for services to be acquired by OAO Gazprom pursuant to an
agreement on insuring the liability of members of the Board of
Directors and Management Committee of OAO Gazprom should
amount to the equivalent in rubles of 3.5 million U.S. dollars.
			Management	For	For
12.1
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
Gazprombank (Open Joint Stock Company) will, upon the terms
and conditions announced by it, accept and credit funds
transferred to accounts opened by OAO Gazprom and conduct
			Management	For	For

operations through the accounts in accordance with OAO
Gazproms instructions, as well as agreements between OAO
Gazprom and Gazprombank (Open Joint Stock Company)
regarding maintenance in the account of a non-reducible balance in a maximum sum not exceeding 20 billion rubles or its equivalent in a foreign currency for each transaction, with interest to be paid by the bank at a rate not lower than 0.3% per annum in the
relevant currency.

12.2
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which Sberbank of Russia OAO will, upon the terms and conditions announced by it, accept and credit funds transferred to accounts opened by OAO Gazprom and
conduct operations through the accounts in accordance with OAO
Gazproms instructions.
			Management	For	For
12.3
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will provide services to OAO Gazprom making use of the
Bank; Client electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of the bank being in effect at the time the services are provided.
			Management	For	For
12.4
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to whichSberbank of Russia OAO will
provide services to OAO Gazprom making use of the Client
Sberbank electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of Sberbank of Russia OAO being in effect at the time the services are provided.
			Management	For	For
12.5
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Foreign currency purchase / sale agreements
between OAO Gazprom and Gazprombank (Open Joint Stock
Company), to be entered into under the General Agreement on
the Conduct of Conversion Operations between OAO Gazprom
and the bank dated as of September 12, 2006, No. 3446, in a
maximum sum of 500 million U.S. dollars or its equivalent in rubles,euros or other currency for each transaction.
			Management	For	For
12.6
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 500 million
U.S. dollars and for a period of not more than 14 months.
			Management	For	For

12.7
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazproms subsidiaries obligations to Sberbank of Russia OAO with respect to the banks guarantees issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 1 billion U.S. dollars and for a period of not more than 14 months.
			Management	For	For
12.8
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities related to such companies obligations to pay excise taxes in connection with exports of petroleum products that are subject to excise taxes, and eventual penalties, in a maximum sum of 900 million rubles and for a period of not more than 14 months.
			Management	For	For
12.9
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant to OAO
Beltransgaz temporary possession and use of the facilities of the
Yamal Europe trunk gas pipeline system and related service
equipment that are situated in the territory of the Republic of
Belarus for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property in a
maximum sum of 5.7 billion rubles.
			Management	For	For
12.10
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will grant to
OAO Gazpromregiongaz temporary possession and use of the
property complex of the gas distribution system, comprised of
			Management	For	For

facilities designed to transport and supply gas directly to
consumers (gas offtaking pipelines, gas distribution pipelines, intertownship and street gas pipelines, high-, medium- and low-
pressure gas pipelines, gas flow control stations and buildings), for a period of not more than 12 months and OAO
Gazpromregiongaz will make payment for using such property in a maximum sum of 848 million rubles.

12.11
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazkomplektimpeks pursuant to which OAO Gazprom will grant to
OOO Gazkomplektimpeks temporary possession and use of the
facilities of the methanol pipeline running from the Korotchaevo station to the petroleum storage depot of the Zapolyarnoye gas-
oil-condensate field for a period of not more than 12 months and
OOO Gazkomplektimpeks will make payment for using such
property in a maximum sum of 365 million rubles.
			Management	For	For
12.12
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO Stimul
pursuant to which OAO Gazprom will grant to ZAO Stimul
temporary possession and use of the wells and downhole and
aboveground well equipment within the Eastern Segment of the
Orenburgskoye oil and gascondensate field for a period of not more than 12 months and ZAO Stimul will make payment for using such property in a maximum sum of 1.1 billion rubles.
			Management	For	For
12.13
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will grant to
OAO Gazpromtrubinvest temporary possession and use of the
building and equipment of a tubing and casing manufacturing
facility with a thermal treatment shop and pipe coating unit, situated in the Kostromskaya Region, town of Volgorechensk, for a period of not more than 12 months and OAO Gazpromtrubinvest will make payment for using such property in a maximum sum of
179 million rubles.
			Management	For	For
12.14
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant to OAO
Lazurnaya temporary possession and use of the property of the first and second units of the Lazurnaya Peak Hotel complex,
situated in the city of Sochi, for a period of not more than 12 months and OAO Lazurnaya will make payment for using such
property in a maximum sum of 109 million rubles.
			Management	For	For
12.15
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant to DOAO Tsentrenergogaz of OAO Gazprom
temporary possession and use of the building and equipment of
			Management	For	For

the repair and machining shop at the home base of the oil and gas production department for the Zapolyarnoye gas-oil-condensate field, situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, for a period of not more than 12 months and DOAO Tsentrenergogaz of OAO
Gazprom will make payment for using such property in a
maximum sum of 52 million rubles.

12.16
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant OOO
Gazpromtrans temporary possession and use of the infrastructure facilities of the railway stations of the Surgutskiy Condensate
Stabilization Plant and of the Sernaya railway station, as well as the facilities of the railway station situated in the town of
Slavyansk-na-Kubani, for a period of not more than 12 months and OOO Gazpromtrans will make payment for using such
property in a maximum sum of 800 million rubles.
			Management	For	For
12.17
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant OAO
Tsentrgaz temporary possession and use of the sports complex situated in the Tulskaya Region, Shchokinskiy District, township of
Grumant, for a period of not more than 12 months and OAO
Tsentrgaz will make payment for using such property in a
maximum sum of 18 million rubles.
			Management	For	For
12.18
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Gazprom will grant OAO
Promgaz temporary possession and use of experimental
prototypes of gasusing equipment (self-contained modular boiler installation, recuperative air heater, miniboiler unit, radiant panel heating system, U-shaped radiant tube, modularized compact
fullfunction gas and water treatment installations for coal bed methane extraction wells, wellhead equipment, borehole
enlargement device, and pressure core sampler) for a period of not more than 12 months and OAO Promgaz will make payment
for using such property in a maximum sum of 6 million rubles.
			Management	For	For
12.19
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant Gazprombank (Open Joint Stock
Company) temporary possession and use of non-residential
premises situated at 31 Lenina Street, Yugorsk, Tyumenskaya
Region for a period of not more than 12 months and
Gazprombank (Open Joint Stock Company) will make payment for using such property in a maximum sum of 2 million rubles.
			Management	For	For
12.20
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom will grant
OAO Salavatnefteorgsintez temporary possession and use of the gas condensate pipelines running from the Karachaganakskoye
gas condensate field to the Orenburgskiy Gas Refinery for a
period of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using such property in a maximum sum of 400 thousand rubles.
			Management	For	For

12.21
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will grant OAO
Vostokgazprom temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OAO Vostokgazprom will make
payment for using such property in a maximum sum of 134
thousand rubles.
			Management	For	For
12.22
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazprom Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OOO Gazprom Export will make
payment for using such property in a maximum sum of 133
thousand rubles.
			Management	For	For
12.23
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of communications lines, communications networks and equipment, which are located in the city of Moscow, the city of Maloyaroslavets and the city of Rostov-on-Don, for a period of not more than 5 years and ZAO Gaztelecom will make payment for using such property in a maximum sum of 188 million rubles.
			Management	For	For
12.24
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of buildings, communications lines,
communications networks, cable duct systems and equipment,
which are located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city of
Kaliningrad, in the Smolenskaya Region of the Russian
Federation and in the territory of the Republic of Belarus, for a period of not more than 12 months and ZAO Gaztelecom will
make payment for using such property in a maximum sum of 110 million rubles.
			Management	For	For
12.25
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will issue guarantees to the Russian Federations customs authorities with respect to the obligations of OAO Gazprom as a customs broker to pay customs payments and eventual interest and penalties, in a maximum sum of 50 million rubles, with the bank to be paid a fee at a rate of not more than 1% per annum of the amount of the guarantee.
			Management	For	For

12.26
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas in an amount of not more than 311 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 740 billion rubles.
			Management	For	For
12.27
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas purchased by OAO
Gazprom from independent entities and stored in underground
gas storage facilities, in an amount of not more than 3.841 billion cubic meters for a maximum sum of 10 billion rubles.
			Management	For	For
12.28
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for a fee of not more than 168.2 million rubles, in its own name, but for OAO
Gazproms account, to accept and,through OOO Mezhregiongaz s
electronic trading site, sell gas produced by OAO Gazprom and its affiliates, in an amount of not more than 7.5 billion cubic meters for a maximum sum of 16.82 billion rubles.
			Management	For	For
12.29
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz will
deliver and OAO Gazprom will accept (off-take) gas purchased by
OOO Mezhregiongaz from independent entities, in an amount of not more than 14.1 billion cubic meters for a maximum sum of
41.6 billion rubles.
			Management	For	For
12.30
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver and OAO
Gazprom will accept (off-take) gas in an amount of not more than
4.75 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 3.4 billion rubles.
			Management	For	For
12.31
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will deliver and OAO
NOVATEK will accept (off-take) gas in an amount of not more
than 2 billion cubic meters and will pay for gas a maximum sum of
2.41 billion rubles.
			Management	For	For

12.32
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO Severneftegazprom
will deliver and OAO Gazprom will accept (off-take) gas in an amount of not more than 16.25 billion cubic meters and will pay for gas a maximum sum of 16.2 billion rubles.
			Management	For	For
12.33
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3 billion cubic meters and OAO
Tomskgazprom will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 1.2 billion rubles.
			Management	For	For
12.34
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 42 billion cubic meters across the
territory of the Russian Federation, CIS countries and Baltic states and OOO Mezhregiongaz will pay for the services related to
arranging for the transportation of gas via trunk gas pipelines a maximum sum of 57 billion rubles.
			Management	For	For
12.35
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazprom Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3.7 billion cubic meters and OAO
Gazprom Neft will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
2.32 billion rubles.
			Management	For	For
12.36
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in a total amount of not more than 37 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 30.4 billion rubles.
			Management	For	For
12.37
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SIBUR Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 1 billion cubic meters and OAO SIBUR
Holding will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
600 million rubles.
			Management	For	For

12.38
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and storage in
underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for gas injection and storage a maximum sum of 600 million
rubles, as well as services related to arranging for the off-taking from underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the off-taking of gas a maximum sum of 40 million rubles.
			Management	For	For
12.39
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and a/s Latvijas
G ze pursuant to which OAO Gazprom will sell and a/s Latvijas G ze will purchase gas as follows: in an amount of not more than
600 million cubic meters for a maximum sum of 198 million euros in the second half of 2008 and in an amount of not more than 700 million cubic meters for a maximum sum of 231 million euros in the first half of 2009.
			Management	For	For
12.40
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and AB
Lietuvos Dujos pursuant to which OAO Gazprom will sell and AB
Lietuvos Dujos will purchase gas as follows: in an amount of not more than 800 million cubic meters for a maximum sum of 270
million euros in the second half of 2008 and in an amount of not more than 1 billion cubic meters for a maximum sum of 330 million euros in the first half of 2009.
			Management	For	For
12.41
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and UAB Kauno
termofikacijos elektrin pursuant to which OAO Gazprom will sell and UAB Kauno termofikacijos elektrin will purchase gas as
follows: in an amount of not more than 200 million cubic meters for a maximum sum of 32 million euros in the second half of 2008 and in an amount of not more than 250 million cubic meters for a maximum sum of 83 million euros in the first half of 2009.
			Management	For	For
12.42
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which OAO Gazprom will deliver
and MoldovaGaz S.A. will accept (off-take) in 2009 gas in an amount of not more than 3.3 billion cubic meters and will pay for gas a maximum sum of 594 million U.S. dollars.
			Management	For	For

12.43
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which in 2009 MoldovaGaz S.A. will provide services related to the transportation of gas in transit mode across the territory of the Republic of Moldova in an amount of not more than 22.3 billion cubic meters and OAO Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 55.6 million U.S. dollars.
			Management	For	For
12.44
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which KazRosGaz LLP will sell and
OAO Gazprom will purchase in 2009 gas in an amount of not
more than 1.1 billion cubic meters for a maximum sum of 110
million U.S. dollars.
			Management	For	For
12.45
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which in 2009 OAO Gazprom will
provide services related to the transportation across the territory of the Russian Federation of gas owned by KazRosGaz LLP in an
amount of not more than 8.2 billion cubic meters and KazRosGaz
LLP will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 22.3 million U.S.
dollars.
			Management	For	For
12.46
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell and OAO
Beltransgaz will purchase in 2009 gas in an amount of not more than 22.1 billion cubic meters for a maximum sum of 4.42 billion
U.S. dollars, as well as pursuant to which in 2009 OAO
Beltransgaz will provide services related to the transportation of gas in transit mode across the territory of the Republic of Belarus in an amount of not more than 14.5 billion cubic meters via the gas transportation system of OAO Beltransgaz and in an amount of not more than 32.8 billion cubic meters via the Byelorussian segment of Russias Yamal Europe gas pipeline and OAO
Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 500 million U.S.
dollars.
			Management	For	For
12.47
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazpromtrubinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 19 million rubles.
			Management	For	For

12.48
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gazpromstroyinzhiniring pursuant to which ZAO
Gazpromstroyinzhiniring undertakes, using in-house and/or
outside personnel and resources, to perform in accordance with instructions from OAO Gazprom an aggregate of start-up and
commissioning work at OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009 to June 2009, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the result of such work and to pay for such work a
maximum sum of 100 million rubles.
			Management	For	For
12.49
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom s facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 538
million rubles.
			Management	For	For
12.50
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including deformation of the original geometrical dimensions of the structures or individual elements of, machinery or equipment; linear portions,
technological equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines; property forming part of wells; natural gas held at the facilities of the Unified Gas
Supply System in the course of transportation or storage in
underground gas storage reservoirs (insured property), as well as in the event of incurrence of losses by OAO Gazprom as a result of an interruption in production operations due to destruction or loss of or damage to insured property (insured events), to make
			Management	For	For

payment of insurance compensation to OAO Gazprom or OAO
Gazproms subsidiaries to which the insured property has been leased (beneficiaries), up to the aggregate insurance amount of not more than 10 trillion rubles in respect of all insured events, and OAO Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 6 billion rubles, with each agreement having a term of 1 year.

12.51
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property of other persons or to the environment as a result of an emergency or incident that occurs, amongst other things, because of a terrorist act at a hazardous industrial facility operated by OAO Gazprom (an
insured event), to make an insurance payment to the physical persons whose life, health or property has been harmed, to the legal entities whose property has been harmed or to the state, acting through those authorized agencies of executive power
whose jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the environment
(beneficiaries), and OAO Gazprom undertakes to pay an
insurance premium in a total maximum amount of 500 thousand
rubles, with each agreement having a term of 1 year.
			Management	For	For
12.52
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom, OOO Gazkomplektimpeks, Gazprombank (Open
Joint Stock Company), OAO Gazpromregiongaz, OOO
Gazpromtrans, OAO Gazpromtrubinvest, ZAO Gaztelecom, OAO
Krasnodargazstroy, OAO Lazurnaya, OAO Promgaz, ZAO Stimul,
OAO Tsentrgaz, DOAO Tsentrenergogaz of OAO Gazprom, OOO
Gazprom Export, OAO VNIPIgazdobycha and OAO
Salavatnefteorgsintez (the Contractors) pursuant to which the
Contractors undertake to provide from August 29, 2008 to October
15, 2008 in accordance with instructions from OAO Gazprom the services of arranging for and proceeding with a stocktaking of the property, plant and equipment of OAO Gazprom that are to be
leased to the Contractors and OAO Gazprom undertakes to pay
for such services a maximum sum of 69.8 million rubles.
			Management	For	For
12.53
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Technical and economic assessment of the resource base of hydrocarbons by
the Republic of Abkhazia and development of proposals regarding the forms of cooperation between OAO Gazprom and the
Republic of Abkhazia in the areas of geological exploration work, production of hydrocarbons, supply of gas and gasification;
Adjustment of the General Scheme of Gas Supply and
Gasification for the Irkutskaya Region ; Development of a General
Scheme of Gas Supply and Gasification for the Republic of Altai ;
Preparation of certain sections of the Program for Developing the
			Management	For	For

Fuel and Energy Sector of the Irkutskaya Region through 2010-
2015 and over the Long Term through 2030 ; and Studies of the price elasticity of demand for natural gas in the regions of Eastern
Siberia and the Far East over the long term, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 156 million rubles.

12.54
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Arranging for and conducting the second phase of experimental work to
research the possibility of producing methane from coal beds in the first-priority areas in Kuzbass; Development of a program for comprehensive expansion of OAO Gazproms capabilities in the
area of developing small fields, low-pressure gas fields and coal bed methane resources for the period through 2030; and
Geological and economic evaluation of promising licensable areas in Eastern Siberia which would enable OAO Gazprom to create
new centers of gas production by 2030, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 381.1 million rubles.
			Management	For	For
12.55
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of ways to reduce the share of gas in the structure of regional fuel and energy balances using as example certain constituent entities of the Central Federal Circuit; Development of a version of the national standard GOST R ISO 13623-2009 Oil and Gas Industry
Pipeline Transportation Systems; Preparation of forecasts of production and consumption of energy resources of the Baltic
States for the period from 2007 to 2020; and Preparation of
recommendations regarding prompt adjustment of offtaking at the group of fields in the Nadym-Pur-Tazovskiy area in accordance with market requirements, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 51.7 million rubles.
			Management	For	For
12.56
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
			Management	For	For

subjects: Justification of investments in the construction of the
South Stream gas pipeline and Justification of investments in the creation of the Sakhalin Khabarovsk Vladivostok gas
transportation system, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 708 million rubles.

12.57
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a Concept for Improving Production Processes in Gas
Distribution Organizations; Development of a Concept for
Technological Advancement of Gas Distribution Systems;
Development of proposals designed to increase the operating
efficiency of gas distribution organizations; Development of a regulatory framework related to the operation of gas distribution systems; Creation of OAO Gazproms standards for drafting
environmental impact assessment and environmental protection sections and developing land rehabilitation projects and sanitary buffer zone layouts as part of project documentation for the construction of gas distribution facilities; and Development of a program for the reconstruction of water conditioning facilities of
OAO Gazproms heat supply systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 137 million rubles.
			Management	For	For
12.58
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of OAO Gazproms budgeting and regulatory framework related to the construction of oil and gas wells in a marine environment;
Development of recommendations regarding the rehabilitation of distribution networks on the basis of polymeric materials;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Schedule of Fees for Services Related to
Conduct of Technical Supervision over the Quality of Capital
Construction, Reconstruction and Workover of OAO Gazproms Oil
and Gas Facilities; Feasibility study regarding the establishment of a specialized subsidiary, Gazpromavtogaz, to operate natural gas vehicle refuelling compressor stations and sell gas as a motor fuel; and Development of a General Scheme of Gasification for
the Murmanskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 178.1 million rubles.
			Management	For	For
12.59
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in
			Management	For	For

accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a concept for the creation of high energy efficiency zones with the participation of OAO Gazprom; Development of a
methodological, regulatory and informational framework for energy conservation and efficient utilization of fuel and energy resources by OAO Gazprom and gas consumers; Preparation of guiding
documents regarding the use of new materials, equipment and
technologies in gas distribution systems; Creation of a system of comprehensive diagnostics of gas distribution systems for the industry; and Prospects for developing small-scale power
generation capacity on the basis of untapped hydrocarbon fields in the Southern Federal Circuit of the Russian Federation, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 134.2 million rubles.

12.60
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Preparation of a regulation on OAO Gazproms hydrocarbon field development
management system; Review of implementation, and adjustment, of the Programs of Reconstruction of Heat Supply Systems of
OAO Gazprom (boiler equipment, heat supply networks and
instrumentation); and Development and improvement of standards for gas-burner devices and gas-using equipment, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 35.7 million rubles.
			Management	For	For
12.61
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the arrangement of deliveries of natural gas from the Sakhalin Island to the Primorskiy Province of the Russian Federation and the
Republic of Korea; An investment proposal regarding the creation of gas transportation facilities for delivering gas to European markets along the southern route; Technical and economic
analysis of various options for the siting of an LNG plant for supplying the Atlantic Basin market; Technical and economic
considerations regarding deliveries of Russian gas to Israel,
Cyprus and the Palestinian Territories; and Technical and
economic estimates for various options of gas deliveries to the
Kaliningradskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 88.7 million rubles.
			Management	For	For
12.62
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: An investment proposal regarding the development of
OAO Gazproms production capabilities in Eastern Siberia and the
Far East; An investment proposal regarding the construction of
LNG plants for supplying liquefied gas to the Atlantic Basin market; and Justification of investments in the creation of a gas transportation system for the Kovyktinskoye field, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 330 million rubles.
			Management	For	For

12.63
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 30,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Customization of the ISO 13628 standard of the International
Organization for Standardization, Design and operation of subsea production systems - Part 1: General requirements and
recommendations and Development of a data base and electronic information archive regarding the matters of LNG/CNG
transportation by sea, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 10.6 million rubles.
			Management	For	For
12.64
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the creation of an organizational scheme for commercially-based
accounting for liquid hydrocarbons by OAO Gazprom; An
investment proposal regarding the construction of auxiliary electric power stations at facilities of OOO Gazprom Transgaz
Yekaterinburg; and An investment proposal regarding the
construction of auxiliary electric power stations at facilities of OOO
Gazprom Transgaz Samara, and to deliver the results of such
work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 14.3 million rubles.
			Management	For	For
12.65
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
			Management	For	For

investment studies for OAO Gazprom covering the following
subjects: Justification of investments in the reconstruction of the
Nizhnyaya Tura Center gas pipeline system and An investment
proposal regarding the creation of an automated power supply control system at OOO Gazprom Dobycha Astrakhan, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 112.3 million rubles.

12.66
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Development of a concept and a program for building up a unified body of regulatory documents related to the design, development and implementation of automated systems for controlling
production and technological complexes at OAO Gazproms
facilities; Development of OAO Gazproms corporate standard
(STO Gazprom) entitled Rules for frequency and coverage
planning. Determination of frequency range for implementing OAO
Gazproms digital network of mobile communications;
Development of model designs of communications systems for the period of construction of gas production, transportation,
processing and storage facilities; and Development of a concept for expanding OAO Gazproms communications network for the
period through 2020, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 41.2 million rubles.
			Management	For	For
12.67
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 30,
2010, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subject:
Development of a set of standards defining technical requirements with respect to OAO Gazproms communications systems and
networks, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 81.3 million rubles.
			Management	For	For
12.68
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subjects: Justification of investments in the development of Neocomian and Jurassic deposits of the Kharasaveiskoye and
Bovanenkovskoye fields and the transportation of liquid
hydrocarbons from Yamal Peninsula fields; Technical and
economic analysis of various options for the utilization of marginal wells at the Kanchurinsko-Musinskiy underground gas storage
			Management	For	For

complex coupled with the development of an engineering project of cyclic operation; and Justification of investments in the construction of a system of vertical drainage of water from the dome of underflooding at the Astrakhan Gas Refinery, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 650 million rubles.

12.69
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from January 1, 2009 to
December 31, 2010, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subject: Justification of investments in the development of the Chayandinskoye field and the transportation of gas, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 413 million rubles.
			Management	For	For
12.70
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of efficient process control systems and of an organizational structure for the Bovanenkovskoye gas
production enterprise based on the minimal manning;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Model technical requirements with respect to process equipment for gas production facilities; and Development of OAO Gazproms corporate standard (STO Gazprom) entitled
Standard costs of decommissioning operations and methods for funding a decommissioning reserve for field development facilities upon completion of production, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 85.4 million rubles.
			Management	For	For
12.71
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, pre-investment studies for OAO
Gazprom covering the following subject: Adjustment of the
justification of investments in the project for export deliveries of liquid sulfur by OOO Gazprom Dobycha Astrakhan through the
port of Novorossiysk, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 30 million rubles.
			Management	For	For
12.72
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of engineering
solutions for protecting areal sites at points of intersection of multiple-line trunk gas pipelines; Development of a methodology for comprehensive assessment of economic efficiency of
information protection at OAO Gazprom and its subsidiaries and organizations; Development of OAO Gazproms corporate
standard (STO Gazprom) for terms and definitions in the field of protection of facilities by means of security engineering equipment and anti-terrorist protection systems; Development of itemized guides to aggregated construction cost components for estimating the cost of construction of OAO Gazproms facilities at the concept design stage; and Development of an itemized guide to per-unit capital expenditure ratios in the construction of OAO Gazproms facilities for use at the concept design stage, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 46.8 million rubles.
			Management	For	For

12.73
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2010, in accordance with
instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Analysis of the results of application, and development of proposals regarding modification, of OAO Gazproms set of corporate standards (STO Gazprom)
with respect to security engineering equipment and anti-terrorist protection systems and Development of standards for outfitting
OAO Gazproms facilities with security engineering equipment and anti-terrorist protection systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 12.3 million rubles.
			Management	For	For
12.74
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2008, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Development of a
concept for improving metrological support for technological processes at facilities involved in the production, processing, transportation and underground storage of gas and delivery
thereof to consumers; Development of OAO Gazproms corporate
recommendations (R Gazprom) entitled Methodology for
determining gas flow rates and parameters thereof during
nonstationary processes in gas pipelines; Development of OAO
Gazproms corporate standard (STO Gazprom) entitled Thermal
insulation of metering pipelines in gas metering stations; and
			Management	For	For

Development of a concept for counteracting technological
terrorism at OAO Gazprom and its subsidiary companies and
organizations and of the structure of a system of documents for regulating the aforementioned sphere of activities, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 15.6 million rubles.

12.75
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to January 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of an
experimental prototype of a software and hardware solution for cryptographic protection of information exchanged by pipeline telematic systems and shopfloor systems of automated process control systems at a line control station of a trunk gas pipeline, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 9.5 million rubles.
			Management	For	For
12.76
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of key
regulations in the field of automation, telematics, and automated process control systems used in gas production, transportation and underground storage, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 6.8 million rubles.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB1	50P	15300	0	12-Jun-2008	12-Jun-2008
GAZPROM O A O
Security	368287207	Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI	Meeting Date	27-Jun-2008
ISIN	US3682872078	Agenda	701616736 - Management
Item	Proposal	Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting

Please note that resolutions 13.1 - 13.19 involve cumulative voting. Under cum-ulative voting, since 11 director seats are up for election, you are entitled-to cast 11 votes for every share you own.
You can cast your votes for any one-or more nominees. You do not need to distribute your votes among all candidate-s. The sum of the votes distributed among the candidates cannot exceed the num-ber of ADRs multiplied by 11 or the holder's instruction on this item may be r-endered null and void. Please contact your client service representative for m-ore information on the
cumulative voting process.
Non-Voting
13.1	Elect AKIMOV ANDREI IGORIEVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.2	Elect ANANENKOV ALEXANDER GEORGIEVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.3	Elect BERGMANN BURCKHARD to the Board of Directors of OAO Gazprom.	Management	For	For
13.4	Elect GAZIZULLIN FARIT RAFIKOVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.5	Elect DEMENTIEV ANDREI VLADIMIROVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.6	Elect ZUBKOV VIKTOR ALEKSEEVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.7	Elect KARPEL ELENA EVGENIEVNA to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.8	Elect MEDVEDEV YURIY MITROFANOVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.9	Elect MILLER ALEXEY BORISOVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.10	Elect NABIULLINA ELVIRA SAKHIPZADOVNA to the Board of Directors of OAO Gazprom.	Management	For	For
13.11	Elect NIKOLAEV VIKTOR VASILIEVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.12	Elect POTYOMKIN ALEXANDER IVANOVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.13	Elect SEREDA MIKHAIL LEONIDOVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.14	Elect FEDOROV BORIS GRIGORIEVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.15	Elect FORESMAN ROBERT MARK to the Board of Directors of OAO Gazprom.	Management	For	For
13.16	Elect KHRISTENKO VIKTOR BORISOVICH to the Board of Directors of OAO Gazprom.	Management	For	For
13.17	Elect SHOKHIN ALEXANDER NIKOLAEVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against
13.18	Elect YUSUFOV IGOR KHANUKOVICH to the Board of Directors of OAO Gazprom.	Management	Against	Against

13.19	Elect YASIN EVGENIY GRIGORIEVICH to the Board of Directors of OAO Gazprom.	Management	For	For

Please note that for resolutions 14.1 -14.12 you may vote FOR; no more than 9-of the 12 candidates. In case you vote for more than
9 candidates, the ballot-in respect to this agenda item will be considered invalid.
Non-Voting
14.1	Elect ARKHIPOV DMITRY ALEXANDROVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.2	Elect ASKINADZE DENIS ARKADIEVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.3	Elect BIKULOV VADIM KASYMOVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.4	Elect ISHUTIN RAFAEL VLADIMIROVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.5	Elect KOBZEV ANDREY NIKOLAEVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.6	Elect LOBANOVA NINA VLADISLAVOVNA to the Audit Commission of OAO Gazprom.	Management	For	For
14.7	Elect LOGUNOV DMITRY SERGEEVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.8	Elect MIKHAILOVA SVETLANA SERGEEVNA to the Audit Commission of OAO Gazprom.	Management	For	For
14.9	Elect NOSOV YURY STANISLAVOVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.10	Elect OSELEDKO VIKTORIYA VLADIMIROVNA to the Audit Commission of OAO Gazprom.	Management	For	For
14.11	Elect FOMIN ANDREY SERGEEVICH to the Audit Commission of OAO Gazprom.	Management	For	For
14.12	Elect SHUBIN YURY IVANOVICH to the Audit Commission of OAO Gazprom.	Management	For	For

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Keyence	6861_JP	649099009	6/19/2008		Vote for 1; Vote against 2- 6	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 30
				2.1 Elect Director
				2.2 Elect Director
				2.3 Elect Director
				2.4 Elect Director
				3.1 Appoint Internal Statutory Auditor
				3.2 Appoint Internal Statutory Auditor
				4 Appoint Alternate Internal Statutory Auditor
				5 Approve Special Payments in Connection with Abolition of Retirement Bonus System
				6 Approve Adjustment to Aggregate Compensation Ceiling for Directors

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Sumitomo	8830_JP	685890006	6/27/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 10
				2 Elect Director

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Nomura	8604_JP	664310000	6/26/2008		Vote for All	Vote for All
				1.1 Elect Director Junichi Ujii
				1.2 Elect Director Masanori Itatani
				1.3 Elect Director Masaharu Shibata
				1.4 Elect Director Hideaki Kubori
				1.5 Elect Director Haruo Tsuji
				1.6 Elect Director Fumihide Nomura
				1.7 Elect Director Kenichi Watanabe
				1.8 Elect Director Takumi Shibata
				1.9 Elect Director Masahiro Sakane
				1.10 Elect Director Tsuguoki Fujinuma
				1.11 Elect Director Yoshifumi Kawabata
				2 Approve Stock Option Plan and Deep-Discount Option Plan

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Fanuc	6954_JP	635693005	6/27/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 90.14
				2.1 Elect Director
				2.2 Elect Director
				2.3 Elect Director
				2.4 Elect Director
				2.5 Elect Director
				2.6 Elect Director
				2.7 Elect Director
				2.8 Elect Director
				2.9 Elect Director
				2.10 Elect Director
				2.11 Elect Director
				2.12 Elect Director
				2.13 Elect Director
				2.14 Elect Director
				3 Appoint Internal Statutory Auditor

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Monex	8698_JP	B01S2L909	6/21/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, With a Final Dividend of JY 650
				2 Amend Articles to: Change Company Name- Update Terminology to Match that of Financial Instruments & Exchange Law
				3.1 Elect Director
				3.2 Elect Director
				3.3 Elect Director
				4 Appoint Alternate Internal Statutory Auditor

Security	Ticker	CUSIP	Meeting Date	Agenda Items	Proxy Vote Response	Mgmt Recommends

Yokogawa	6841_JP	698642006	6/26/2008		Vote for All	Vote for All
				1 Approve Allocation of Income, with a Final Dividend of JY 8
				2.1 Elect Director
				2.2 Elect Director
				2.3 Elect Director
				2.4 Elect Director
				2.5 Elect Director
				2.6 Elect Director
				2.7 Elect Director
				2.8 Elect Director
				2.9 Elect Director
				3.1 Appoint Internal Statutory Auditor
				3.2 Appoint Internal Statutory Auditor
				3.3 Appoint Internal Statutory Auditor
				3.4 Appoint Internal Statutory Auditor

Sorted by Company Name.
In All Markets, for all voted ballots, for HLF EMERGING MARKET PORTFOLIO.
Show all notes.
Show vote results.

Bajaj Auto Ltd.
Meeting Date/Type	07/12/07 AGM	Security	INE118A01012	Meeting Status	Voted	Shares	277,842	Shares Voted	277,842
Record Date	7/1/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Dividend of INR 40 Per Share	Mgmt	For	For		0	0	0	0
3	Reappoint J.N. Godrej as Director	Mgmt	For	For		0	0	0	0
4	Reappoint S. Bajaj as Director	Mgmt	For	For		0	0	0	0
5	Reappoint S. Kirloskar as Director	Mgmt	For	For		0	0	0	0
6	Approve Dalal & Shah as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
7	Appoint P. Murari as Director	Mgmt	For	For		0	0	0	0
8	Appoint N. Bajaj as Director	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		277,842		277,842
	Total:		277,842		277,842

Bajaj Auto Ltd.
Meeting Date/Type	08/18/07 CRT	Security	INE118A01012	Meeting Status	Voted	Shares	395,400	Shares Voted	395,400
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Court-Ordered Meeting for Shareholders					0	0	0	0
1	Approve Scheme of Arrangement Among Bajaj Auto Ltd, Bajaj Holdings & Investment Ltd, and Bajaj Finserv Ltd	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		395,400		395,400
	Total:		395,400		395,400

Bharti Airtel Ltd(frmly BHARTI TELE-VENTURES LTD)
Meeting Date/Type	07/19/07 AGM	Security	INE397D01016	Meeting Status	Voted	Shares	2,325,608	Shares Voted	2,325,608
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Reappoint K. Hellstrom as Director	Mgmt	For	For		0	0	0	0
3	Reappoint N. Kumar as Director	Mgmt	For	For		0	0	0	0
4	Reappoint P. O'Sullivan as Director	Mgmt	For	For		0	0	0	0
5	Reappoint P. Prasad as Director	Mgmt	For	For		0	0	0	0
6	Approve S.R. Batliboi & Associates as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
7	Appoint Heng Hang Song as Director	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		2,325,608		2,325,608
	Total:		2,325,608		2,325,608

Bharti Airtel Ltd(frmly BHARTI TELE-VENTURES LTD)
Meeting Date/Type	09/07/07 CRT	Security	INE397D01016	Meeting Status	Voted	Shares	2,435,608	Shares Voted	2,435,608
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Court-Ordered Meeting for Shareholders					0	0	0	0
1	Approve Scheme of Arrangement of Bharti Airtel Ltd with Bharti Infratel Ltd	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		2,435,608		2,435,608
	Total:		2,435,608		2,435,608

Bharti Airtel Ltd(frmly BHARTI TELE-VENTURES LTD)
Meeting Date/Type	10/24/07 EGM	Security	INE397D01016	Meeting Status	Voted	Shares	2,435,608	Shares Voted	2,435,608
Record Date	9/7/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Postal Ballot					0	0	0	0
1	Amend Employee Stock Option Scheme - I Re: Fringe Benefit Tax	Mgmt	For	For		0	0	0	0
2	Amend Employee Stock Option Scheme - 2005 Re: Fringe Benefit Tax	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		2,435,608		2,435,608
	Total:		2,435,608		2,435,608

China Merchants Holdings (International) Co. Ltd.
Meeting Date/Type	07/03/07 EGM	Security	HK0144000764	Meeting Status	Voted	Shares	5,483,600	Shares Voted	5,483,600
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Sale of the Entire Issued Share Capital of Easton Overseas Ltd. and Shareholders' Loan to Win Good Investments Ltd. for a Total Consideration of HK$2.95 Billion Pursuant to the Share Purchase Agreement	Mgmt	For	For		0	0	0	0
2	Reelect Su Xingang as Director	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		5,483,600		5,483,600
	Total:		5,483,600		5,483,600

CHINA SHENHUA ENERGY CO LTD
Meeting Date/Type	08/24/07 EGM	Security	CN000A0ERK49	Meeting Status	Voted	Shares	13,451,000	Shares Voted	13,451,000
Record Date	7/26/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Special Resolution					0	0	0	0
1a	Approve Type of Securities to be Issued (A Share Issue)	Mgmt	For	For		0	0	0	0
1b	Approve Nominal Value of A Shares of RMB 1.00 Each	Mgmt	For	For		0	0	0	0
1c	Approve Listing of A Shares on the Shanghai Stock Exchange	Mgmt	For	For		0	0	0	0
1d	Approve Issuance of Not More Than 1.8 Billion A Shares Upon Approval by the CSRC	Mgmt	For	For		0	0	0	0
1e	Approve Same Entitlement to Rights of A Shares as H Shares	Mgmt	For	For		0	0	0	0
1f	Approve Plan of Distribution of Distributable Profits of A Shares	Mgmt	For	For		0	0	0	0
1g	Approve Target Subscribers of A Shares	Mgmt	For	For		0	0	0	0
1h	Approve Price Determination Method of A Shares	Mgmt	For	For		0	0	0	0
1i	Approve Use of Proceeds of A Shares	Mgmt	For	For		0	0	0	0
1j	Approve Effectivity of A Shares for a Period of 12 Months from the Date of Passing of this Resolution	Mgmt	For	For		0	0	0	0
1k	Authorize Board Deal with Matters Relating to the A Share Issue	Mgmt	For	For		0	0	0	0
2	Approve Articles Re: Capital Structure and A Share Offering and Listing	Mgmt	For	For		0	0	0	0
	Ordinary Resolution					0	0	0	0
3	Approve Rules and Procedures of Meetings of Shareholders	Mgmt	For	For		0	0	0	0
4	Approve Rules and Procedures of Meetings of the Board of Directors	Mgmt	For	For		0	0	0	0
5	Approve Rules and Procedures of Meetings of the Supervisory Committee	Mgmt	For	For		0	0	0	0
6	Approve Acquisition by the Company of 100 Percent Equity Interest in Both Shenhua Group Shenfu Dongsheng Coal Company Ltd. and Shenhua Shendong Power Company Ltd. from Shenhua Group Corporation Ltd. Pursuant to the Acquisition Agreement	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		13,451,000		13,451,000
	Total:		13,451,000		13,451,000

Container Corp. Of India
Meeting Date/Type	08/22/07 AGM	Security	INE111A01017	Meeting Status	Voted	Shares	309,760	Shares Voted	309,760
Record Date	8/10/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of INR 11 Per Share	Mgmt	For	For		0	0	0	0
3	Reappoint S. Kumar as Director	Mgmt	For	For		0	0	0	0
4	Reappoint A.K. Gupta as Director	Mgmt	For	For		0	0	0	0
5	Approve Hingorani M. & Co. as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
6	Appoint V.N. Mathur as Director	Mgmt	For	For		0	0	0	0
7	Appoint R.K. Tandon as Director	Mgmt	For	For		0	0	0	0
8	Appoint H. Singh as Director	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		309,760		309,760
	Total:		309,760		309,760

CYRELA BRAZIL RLTY SA EMPREENDIMENTOS E PARTICIPACOES
Meeting Date/Type	11/23/07 EGM	Security	BRCYREACNOR7	Meeting Status	Voted	Shares	2,101,992	Shares Voted	0
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Change Location of Headquarters, and Amend Article 2 Accordingly	Mgmt	For	TNA		0	0	0	0
2	Ratify Increase in Share Capital as Previously Approved by the Board, and Amend Article 6 Accordingly	Mgmt	For	TNA		0	0	0	0
3	Approve Increase in Size of the Board from Six to Ten Directors, and Amend Article 27 Accordingly	Mgmt	For	TNA		0	0	0	0
4	Ratify Change in the Company's Name to Cyrela Brazil Realty SA Empreendimentos e Participacoes, as Approved by Shareholders during the May 25, 2005 EGM	Mgmt	For	TNA		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		2,101,992		0
	Total:		2,101,992		0

Grupo Financiero Banorte SA de CV
Meeting Date/Type	10/03/07 EGM	Security	MXP370711014	Meeting Status	Voted	Shares	6,444,840	Shares Voted	6,444,840
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Dividends of MXN 0.45 Per Share	Mgmt	For	For		0	0	0	0
2	Accept Auditor's Report on the Company's Tax Situation	Mgmt	For	For		0	0	0	0
3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	Mgmt	For	For		0	0	0	0
4	Approve Minutes of Meeting	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		6,444,840		6,444,840
	Total:		6,444,840		6,444,840

Grupo Financiero Banorte SA de CV
Meeting Date/Type	10/03/07 EGM	Security	MXP370711014	Meeting Status	Voted	Shares	6,444,840	Shares Voted	6,444,840
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Amend Article 2 of the Company's By-Laws	Mgmt	For	For		0	0	0	0
2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	Mgmt	For	For		0	0	0	0
3	Approve Minutes of Meeting	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		6,444,840		6,444,840
	Total:		6,444,840		6,444,840

Grupo Financiero Banorte SA de CV
Meeting Date/Type	10/29/07 EGM	Security	MXP370711014	Meeting Status	Voted	Shares	6,444,840	Shares Voted	6,444,840
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Change Board Structure	Mgmt	For	Against		0	0	0	0
User Notes:	No english disclosure
2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	Mgmt	For	Against		0	0	0	0
User Notes:	No english disclosure
3	Approve Minutes of Meeting	Mgmt	For	Against		0	0	0	0
User Notes:	No english disclosure

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		6,444,840		6,444,840
	Total:		6,444,840		6,444,840

ICICI BANK LTD
Meeting Date/Type	07/21/07 AGM	Security	INE090A01013	Meeting Status	Voted	Shares	864,700	Shares Voted	864,700
Record Date	6/16/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Dividend on Preference Shares	Mgmt	For	For		0	0	0	0
3	Approve Dividend on Equity Shares of INR 10 Per Share	Mgmt	For	For		0	0	0	0
4	Reappoint N. Vaghul as Director	Mgmt	For	For		0	0	0	0
5	Reappoint A. Puri as Director	Mgmt	For	For		0	0	0	0
6	Reappoint M.K. Sharma as Director	Mgmt	For	For		0	0	0	0
7	Reappoint M.G. Subrahmanyam as Director	Mgmt	For	For		0	0	0	0
8	Approve BSR & Co. as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
9	Appoint Branch Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
10	Approve Revised Remuneration of K.V. Kamath, Managing Director & CEO	Mgmt	For	For		0	0	0	0
11	Approve Revised Remuneration of C.D. Kochhar, Deputy Managing Director	Mgmt	For	For		0	0	0	0
12	Approve Revised Remuneration of N. Mor, Deputy Managing Director	Mgmt	For	For		0	0	0	0
13	Appoint V. Vaidyanathan as Director	Mgmt	For	For		0	0	0	0
14	Approve Appointment and Remuneration of V. Vaidyanathan, Executive Director	Mgmt	For	For		0	0	0	0
15	Appoint M. Puri-Buch as Director	Mgmt	For	For		0	0	0	0
16	Approve Appointment and Remuneration of M. Puri-Buch, Executive Director	Mgmt	For	For		0	0	0	0
17	Approve Issuance of Preference Shares or Preference Shares-Linked Securities without Preemptive Rights up to an Aggregate Amount of INR 1.5 Billion	Mgmt	For	For		0	0	0	0
18	Approve Increase in Borrowing Powers to INR 2 Trillion	Mgmt	For	For		0	0	0	0
19	Amend Article 56(d) of the Articles of Association	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		864,700		864,700
	Total:		864,700		864,700

IOI Corporation Berhad
Meeting Date/Type	10/29/07 AGM	Security	MYL1961OO001	Meeting Status	Voted	Shares	14,867,500	Shares Voted	14,867,500
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports for the Financial Year Ended June 30, 2007	Mgmt	For	For		0	0	0	0
2	Elect Lee Shin Cheng as Director	Mgmt	For	For		0	0	0	0
3	Elect Lee Yeow Chor as Director	Mgmt	For	For		0	0	0	0
4	Elect Chan Fong Ann as Director	Mgmt	For	For		0	0	0	0
5	Approve Increase in Remuneration of Directors in the Amount of MYR 410,000	Mgmt	For	For		0	0	0	0
6	Approve BDO Binder as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0
8	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0
9	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		14,867,500		14,867,500
	Total:		14,867,500		14,867,500

IOI Corporation Berhad
Meeting Date/Type	10/29/07 EGM	Security	MYL1961OO001	Meeting Status	Voted	Shares	14,867,500	Shares Voted	14,867,500
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Special Business					0	0	0	0
1	Amend Articles of Association as Set Out in Appendix II of the Circular to Shareholders Dated Sept. 28, 2007	Mgmt	For	For		0	0	0	0
	Ordinary Business					0	0	0	0
1	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		14,867,500		14,867,500
	Total:		14,867,500		14,867,500

Israel Chemicals Limited
Meeting Date/Type	08/30/07 AGM	Security	IL0002810146	Meeting Status	Voted	Shares	4,925,800	Shares Voted	4,925,800
Record Date	8/12/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Discuss Financial Statements and Directors Reports for Year 2006	Mgmt	For	For		0	0	0	0
2	Reappoint Y. Rosen, N. Gilad, N. Yatziv, A. Paz, C. Erez, V. Medina, M. Vidman, A. Shada, A. Shochat, and I. Isaacson as Directors	Mgmt	For	For		0	0	0	0
3	Approve Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
4	Approve Director/Officer Liability and Indemnification Insurance	Mgmt	For	For		0	0	0	0
5	Amend Articles Re: Adopt Changes to Israeli Companies Law	Mgmt	For	For		0	0	0	0
6	Amend Director/Officer Indemnification Provisions	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		4,925,800		4,925,800
	Total:		4,925,800		4,925,800

Larsen & Toubro Ltd
Meeting Date/Type	08/24/07 AGM	Security	INE018A01030	Meeting Status	Voted	Shares	294,000	Shares Voted	294,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of INR 2.00 Per Share	Mgmt	For	For		0	0	0	0
3	Reappoint V.K. Magapu as Director	Mgmt	For	For		0	0	0	0
4	Reappoint R.N. Mukhija as Director	Mgmt	For	For		0	0	0	0
5	Reappoint B. Ramani as Director	Mgmt	For	For		0	0	0	0
6	Reappoint S. Rajgopal as Director	Mgmt	For	For		0	0	0	0
7	Approve Vacancy on the Board of Directors Resulting from Retirement of S. Nath	Mgmt	For	For		0	0	0	0
8	Approve Vacancy on the Board of Directors Resulting from Retirement of U. Sundararajan	Mgmt	For	For		0	0	0	0
9	Appoint S. Bhargava as Director	Mgmt	For	For		0	0	0	0
10	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to an Aggregate Amount of $700 Million	Mgmt	For	For		0	0	0	0
11	Approve Sharp & Tannan as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		294,000		294,000
	Total:		294,000		294,000

PT Bank Rakyat Indonesia (Persero) Tbk
Meeting Date/Type	09/05/07 EGM	Security	ID1000096001	Meeting Status	Voted	Shares	28,018,000	Shares Voted	28,018,000
Record Date	8/20/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Acquisition of PT Bank Jasa Arta	Mgmt	For	For		0	0	0	0
2	Approve Spin-Off Agreement	Mgmt	For	For		0	0	0	0
3	Elect Directors and Commissioners	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		28,018,000		28,018,000
	Total:		28,018,000		28,018,000

SABMiller Plc
Meeting Date/Type	07/31/07 AGM	Security	GB0004835483	Meeting Status	Voted	Shares	831,000	Shares Voted	831,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Remuneration Report	Mgmt	For	For		0	0	0	0
3	Elect Dinyar Devitre as Director	Mgmt	For	For		0	0	0	0
4	Re-elect Meyer Kahn as Director	Mgmt	For	For		0	0	0	0
5	Re-elect John Manser as Director	Mgmt	For	For		0	0	0	0
6	Re-elect Miles Morland as Director	Mgmt	For	For		0	0	0	0
7	Re-elect Malcolm Wyman as Director	Mgmt	For	For		0	0	0	0
8	Approve Final Dividend of 36 US Cents Per Share	Mgmt	For	For		0	0	0	0
9	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company	Mgmt	For	For		0	0	0	0
10	Authorise Board to Fix Remuneration of Auditors	Mgmt	For	For		0	0	0	0
11	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 7,511,967	Mgmt	For	For		0	0	0	0
12	Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 7,511,967	Mgmt	For	For		0	0	0	0
13	Authorise 150,239,345 Ordinary Shares for Market Purchase	Mgmt	For	For		0	0	0	0
14	Approve Contingent Purchase Contract Between the Company and SABMiller Jersey Limited	Mgmt	For	For		0	0	0	0
15	Adopt New Articles of Association	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		831,000		831,000
	Total:		831,000		831,000

Sberbank of Russia
Meeting Date/Type	11/28/07 EGM	Security	RU0009029540	Meeting Status	Voted	Shares	7,278,000	Shares Voted	7,278,000
Record Date	10/17/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Recall Andrey Kazmin as Company's President	Mgmt	For	For		0	0	0	0
2	Elect German Gref as New President	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		7,278,000		7,278,000
	Total:		7,278,000		7,278,000

Sime Darby Berhad
Meeting Date/Type	08/17/07 EGM	Security	MYL4197OO009	Meeting Status	Voted	Shares	8,333,000	Shares Voted	8,333,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Ordinary Business					0	0	0	0
1	Approve Disposal of the Entire Businesses and Undertakings of Sime Darby Bhd (Sime Darby) to Synergy Drive Bhd (Synergy Drive) for a Total Disposal Consideration of MYR 6.46 Per Sime Darby Share	Mgmt	For	For		0	0	0	0
User Notes:	HL Analyst familiar with deal and favors completion.
	Special Business					0	0	0	0
1	Approve the Ff: Capital Repayment to Shareholders of Sime Darby of Series A Redeemable Convertible Preference Shares (RCPS A) on the Basis of 1.23 RCPS A for Each Sime Darby Share; and Issuance of Two New Sime Darby Shares to Synergy Drive	Mgmt	For	For		0	0	0	0
User Notes:	HL Analyst familiar with deal and favors completion.

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		8,333,000		8,333,000
	Total:		8,333,000		8,333,000

Urbi Desarrollos Urbanos, SA de CV
Meeting Date/Type	10/26/07 EGM	Security	MX01UR000007	Meeting Status	Voted	Shares	6,985,700	Shares Voted	6,985,700
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Capital Increase in Fixed Portion via Issuance of Share for Public Offer	Mgmt	For	Against		0	0	0	0
User Notes:	No english language disclosure.
2	Amend Article 6 of Bylaws	Mgmt	For	Against		0	0	0	0
User Notes:	No english language disclosure.
3	Approve Public Offering of Shares in Primary and Secondary Markets in Mexico and Foreign Markets	Mgmt	For	Against		0	0	0	0
User Notes:	No english language disclosure.
4	Authorize Board to Ratify and Execute Approved Resolutions Re: Public Offering	Mgmt	For	Against		0	0	0	0
User Notes:	No english language disclosure.

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		6,985,700		6,985,700
	Total:		6,985,700		6,985,700

X5 Retail Group N.V.
Meeting Date/Type	11/05/07 EGM	Security	US98387E2054	Meeting Status	Voted	Shares	718,100	Shares Voted	718,100
Record Date	10/4/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Meeting for GDR Holders					0	0	0	0
1	Open Meeting and Announcements					0	0	0	0
	Binding Nomination: Elect One of Two Candidates					0	0	0	0
2.1	Elect Carlos Criado-Perez Trefault to Supervisory Board	Mgmt	For	For		0	0	0	0
2.2	Elect Franz Wolf to Supervisory Board	Mgmt	Against	Against		0	0	0	0
	Binding Nomination: Elect One of Two Candidates					0	0	0	0
3.1	Elect Frank Lhoest to Management Board	Mgmt	For	Against		0	0	0	0
3.2	Elect Andrei Gusev to Management Board	Mgmt	Against	For		0	0	0	0
User Notes:	Consulted with analyst on selection of candidates
4	Approve Remuneration of Supervisory Board	Mgmt	For	For		0	0	0	0
5	Grant Supervisory Board Authority to Issue 10,000,000 Shares	Mgmt	For	For		0	0	0	0
6	Authorize Supervisory Board to Exclude Preemptive Rights from Issuance Under Item 5	Mgmt	For	Against		0	0	0	0
User Notes:	Represents 20% dilution of shareholders
7	Other Business (Non-Voting) and Conclusion					0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04954 HLF EMERGING MARKET PORTFOLIO		718,100		718,100
	Total:		718,100		718,100

Investment Company Report

COMPANHIA VALE DO RIO DOCE
Security	204412209		Meeting Type	Special
Ticker Symbol	RIO		Meeting Date	30-Aug-2007
ISIN	US2044122099		Agenda	932762378 - Management
Item	Proposal		Type	Vote	For/Against Management
01	PROPOSAL TO AMEND THE COMPANY'S BY-LAWS.		Management	For	For
02
PROPOSAL FOR A FORWARD STOCK SPLIT, PURSUANT TO
WHICH EACH AND EVERY CURRENT SHARE ISSUED BY THE
COMPANY, BOTH COMMON AND PREFERRED, SHALL
BECOME TWO SHARES OF THE SAME TYPE AND CLASS, AS
THE CASE MAY BE, AND THE CORRESPONDING
ADJUSTMENT OF ARTICLE 5 AND ARTICLE 6 OF THE
COMPANY'S BY-LAWS.
			Management	For	For
03	CONSOLIDATION OF THE AMENDMENTS TO THE COMPANY'S BY-LAWS, MENTIONED ABOVE IN ITEMS I AND II HEREIN, IF SUCH PROPOSED MODIFICATIONS ARE APPROVED.		Management	For	For
04	RATIFICATION OF CVRD'S ACQUISITION OF THE CONTROLLING SHARE OF AMCI HOLDINGS AUSTRALIA, AS REQUIRED BY ARTICLE 256 SECTION 1 OF THE BRAZILIAN CORPORATE LAW.		Management	For	For
05	REPLACEMENT OF A BOARD MEMBER.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004954	61C	1252150	0	17-Aug-2007	17-Aug-2007

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Special
Ticker Symbol	PBR		Meeting Date	29-Oct-2007
ISIN	US71654V4086		Agenda	932782332 - Management
Item	Proposal		Type	Vote	For/Against Management
01
RATIFICATION OF THE "SHARE PURCHASE & SALE
AGREEMENT", DATED AUGUST 03 2007, SIGNED BETWEEN
THE INDIRECT CONTROLLING SHAREHOLDERS OF SUZANO
PETROQUIMICA S.A., AS THE SELLERS, AND PETROBRAS,
AS THE BUYER, TOGETHER WITH THE RESPECTIVE
PERTINENT DOCUMENTS; ALL AS MORE FULLY DESCRIBED
IN THE PROXY STATEMENT.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004954	61C	780942	0	22-Oct-2007	22-Oct-2007

KOOKMIN BANK
Security	50049M109		Meeting Type	Special
Ticker Symbol	KB		Meeting Date	31-Oct-2007
ISIN	US50049M1099		Agenda	932783752 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF APPOINTMENT OF EXECUTIVE DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
02	APPROVAL OF APPOINTMENT OF NON-EXECUTIVE DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004954	61C	279728	0	26-Oct-2007	26-Oct-2007

CHINA PETROLEUM & CHEMICAL CORPORATION
Security	16941R108		Meeting Type	Special
Ticker Symbol	SNP		Meeting Date	15-Nov-2007
ISIN	US16941R1086		Agenda	932784867 - Management
Item	Proposal		Type	Vote	For/Against Management
S1A	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ISSUANCE SIZE.		Management	For	For
S1B	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ISSUANCE PRICE.		Management	For	For
S1C	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ISSUANCE TARGET, METHOD OF ISSUANCE AND ARRANGEMENT OF SALE TO EXISTING SHAREHOLDERS.		Management	For	For
S1D	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM OF THE BONDS.		Management	For	For
S1E	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": INTEREST RATE OF THE BONDS WITH WARRANTS.		Management	For	For
S1F	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM AND METHOD OF REPAYMENT FOR PRINCIPAL AND INTEREST.		Management	For	For
S1G	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM OF REDEMPTION.		Management	For	For
S1H	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": GUARANTEE.		Management	For	For
S1I	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM OF WARRANTS.		Management	For	For
S1J	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": CONVERSION PERIOD OF THE WARRANTS.		Management	For	For
S1K	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": PROPORTION OF EXERCISE PRICE OF THE WARRANTS.		Management	For	For
S1L	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": EXERCISE PRICE OF THE WARRANTS.		Management	For	For
S1M	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ADJUSTMENT OF THE EXERCISE PRICE OF THE WARRANTS.		Management	For	For
S1N	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": USE OF PROCEEDS FROM THE PROPOSED ISSUANCE.		Management	For	For
S1O	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": VALIDITY OF THE RESOLUTION.		Management	For	For

S1P
TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING
TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH
WARRANTS": AUTHORIZATIONS TO THE BOARD OF
DIRECTORS TO COMPLETE THE SPECIFIC MATTERS OF
THE PROPOSED ISSUANCE.
			Management	For	For
O2	TO CONSIDER THE "RESOLUTION RELATING TO THE FEASIBILITY OF THE PROJECTS TO BE INVESTED WITH THE PROCEEDS FROM THE PROPOSED ISSUANCE".		Management	For	For
O3	TO CONSIDER THE "RESOLUTION RELATING TO THE DESCRIPTION PREPARED BY THE BOARD OF DIRECTORS ON THE USE OF PROCEEDS FROM THE PREVIOUS ISSUANCE".		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004954	61C	61847	0	06-Nov-2007

TVN S.A., WARSZAWA
Security	X9283W102	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	TVN:PW	Meeting Date	20-Nov-2007
ISIN	PLTVN0000017	Agenda	701395407 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF A-TTORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTIO-NS IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECT-ED.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTAT-IVE
Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect the Chairman	Management	No Action
3.	Approve to state, if the meeting has been convened in conformity of regulations and assuming its capability to pass valid resolutions	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect the Voting Commission	Management	No Action
6.	Approve the merger of TVN SA with TVN TURBO SP Z OO	Management	No Action
7.	Approve the changes to TVN SA Statute	Management	No Action
8.	Approve the uniform TVN SA Statutes text	Management	No Action
9.	Closing of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1758807	0	16-Nov-2007	16-Nov-2007

CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	CYRE3_BZ		Meeting Date	23-Nov-2007
ISIN	BRCYREACNOR7		Agenda	701397665 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF A-TTORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTIO-NS IN THIS MARKET. ABSENCE OF A
POA MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTE-D.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATI-VE
Non-Voting
1.
Approve to change the headquarters of the Company to Rua
professor Manoelito De Ornellas 303, 7th floor, suite 71, Sao
Paulo, sp, zip code 04719/917, in the meeting of the Executive committee held on 04 SEP 2007, and the corresponding
amendment of Article 2 of the Corporate Bylaws
			Management	No Action
2.
Approve the confirmation of the increase in the share capital discussed in the meetings of the Board of Directors held on 01
JUN 2007, 29 JUN 2007, and 30 JUN 2007, and the consequent
amendment of Article 6 of the Corporate Bylaws
			Management	No Action
3.	Approve to increase in the number of members of the Executive committee from 06 to 10 members, and the corresponding amendment of Article 27 of the Corporate Bylaws		Management	No Action
4.	Ratify the amendment of the Corporate name of the Company to Cyrela Brazil Realty S.A. Empreend Imentos E Participacoes, which took place at the EGM held on 25 MAY 2005		Management	No Action

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN MEETING DATE. PLEASE ALSO-NOTE THE NEW CUTOFF
DATE 21 NOV 2007. IF YOU HAVE ALREADY SENT IN YOUR
VOTES,-PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL-
INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	2101992	0	16-Nov-2007

SASOL LTD
Security	803866102		Meeting Type	Annual General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	30-Nov-2007
ISIN	ZAE000006896		Agenda	701397970 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the annual financial statements of the Company and of the Group for the YE 30 JUN 2007, together with the reports of the Directors and the Auditors		Management	For	For
2.1	Re-elect Mr. E. Le R. Bradley as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.2	Re-elect Mr. V.N. Fakude as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.3	Re-elect Mr. A. Jain as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.4	Re-elect Mr. I.N. Mkhize as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.5	Re-elect Mr. S. Montsi as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
3.	Re-elect Mr. T.A. Wixley as a Director, who retires in terms of Article 75(h) of the Company's Articles of Association		Management	For	For
4.	Re-appoint KPMG, Inc as the Auditors		Management	For	For
5.S.1	Adopt to replace the Afrikaans version as the official version of the Memorandum and the Articles of Association of the Company, with effect from the date of the adoption of this resolution		Management	For	For
6.S.2	Amend the Article 143A of the Articles of Association [which have been adopted in terms of special resolution number 1], as specified		Management	For	For
7.S.3
Authorize the Directors of the Company, in terms of the authority granted in Article 36(a) of the Articles of Association of the
Company, to approve the purchased by the Company or by any of its subsidiaries of the Company's shares, subject to the provisions of the Companies Act of 1973, as amended, and subject to the rules and the requirements of the JSE Listing Requirements
[Listing Requirements], as amended, provided that, any
repurchases of shares in terms of this authority would be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the
Company and the counter-party, such repurchases being effected by only one appointed agent of the Company at any point in time and may only be effected if after the repurchase the Company still complies with the minimum spread requirements of the JSE; the general authority shall be limited to a maximum of 10% of the
Company's issued share capital of the shares in the applicable class at the time that the authority is granted, at the maximum permitted discount of 10% of the weighted average of the market value of the share for the 5 days prior to the date that the price of the issue is determined by the Directors, the repurchase of shares may only be effected during a prohibited period, as specified, if the
JSE amends the Listing Requirements to allow repurchases of
shares during a prohibited period or if authorized to do so by the
JSE; such details as may be required in terms of the Listing
Requirements of the JSE be announced when the Company or its subsidiaries have cumulatively repurchased 3% of the shares in issue at the time the authority was given; and the general authority may be varied or revoked by special resolution, prior to the next
AGM of the Company; [Authority expires the earlier of the next
AGM of the Company, or 15 months]
			Management	For	For
8.O.1	Approve to revise the annual emoluments payable by the Company or subsidiaries of the Company [as specified] to the Non-Executive Directors of the Company with effect from 01 JUL 2007 as specified		Management	For	For

	Transact any other business		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	815520	0	19-Nov-2007	19-Nov-2007

STANDARD BANK GROUP LIMITED
Security	S80605132		Meeting Type	Scheme Meeting
Ticker Symbol	SBK_SJ		Meeting Date	03-Dec-2007
ISIN	ZAE000057378		Agenda	701405614 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve, with or without modification, the scheme of arrangement proposed by Industrial and Commercial Bank of China Limited between the applicant and its shareholders		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	641069	0	26-Nov-2007	26-Nov-2007

STANDARD BANK GROUP LIMITED
Security	S80605132		Meeting Type	Ordinary General Meeting
Ticker Symbol	SBK_SJ		Meeting Date	03-Dec-2007
ISIN	ZAE000057378		Agenda	701410259 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve, subject to the Scheme of Arrangement [Scheme] in
terms of Section 311 of the Companies Act, 1973, as amended
[Companies Act], proposed by Industrial and Commercial Bank of
China Limited [ICBC] between the Company and its ordinary
shareholders, upon the implementation of which ICBC will acquire that number of Standard Bank Group ordinary shares that
represents 11.11% of the Standard Bank Group ordinary shares held by Standard Bank Group ordinary shareholders and against payment of the scheme consideration [as specified] and
simultaneously with the acquisition of ownership of the scheme shares [as defined in the scheme], authorize the Directors of the
Company as a specific authority in terms of Section 221 of the
Companies Act, and in terms of the Listings Requirements of the
JSE Limited to issue for cash to ICBC so many ordinary par value shares of ZAR 0.10 each in the share capital of the Company as shall represent 11.11% of the ordinary shares in issue on the date of the acquisition of ownership of the scheme shares, for a
subscription price per ordinary share of ZAR 104.58, and
authorize any Director or the Secretary or the Chief Financial
Officer of the Company, for the time being, on behalf of the
Company, to do or cause all such things to be done and to sign all documentation as may be necessary to give effect to this
resolution
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	641069	0	26-Nov-2007	26-Nov-2007

STEINHOFF INTERNATIONAL HOLDINGS LTD
Security	S81589103		Meeting Type	Annual General Meeting
Ticker Symbol	SHF_SJ		Meeting Date	10-Dec-2007
ISIN	ZAE000016176		Agenda	701412049 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Adopt and approve the annual financial statements of the Company for the YE 30 JUN 2007, together with the report of the Directors and the Auditors thereon		Management	For	For
2.	Re-appoint Messrs. Deloitte & Touche of Pretoria as the Auditors of the Company as contemplated under Section 270 of the Companies Act		Management	For	For
3.1	Ratify and approve the remuneration and emoluments paid by the Company to its Directors during the YE 30 JUN 2007 as specified		Management	For	For
3.2
Approve the remuneration to be paid by the Company to its
Directors for the FY ending 30 JUN 2008, as follows: the
remuneration[fees] for Executive Directors to be set at ZAR
550,000 per annum; the remuneration for Non-Executive Directors to be set as specified
			Management	For	For
3.3.1	Re-elect Mr. D.E. Ackerman as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.3.2	Re-elect Mr. C.E. Daun as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.3.3	Re-elect Mr. D. Konar as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.3.4	Re-elect Mr. F.A. Sonn as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.4.1	Elect Mr. David [Dave] Charles Brink as a Non-Executive Director to the Board		Management	For	For
3.4.2	Elect Ms. Yolanda Zoleka Cuba as a Non-Executive Director to the Board		Management	For	For
4.O.1
Approve to place 130,000,000 ordinary shares of 0.5 cents each and 15,000,000 non-cumulative, non-redeemable, non-
participating preference shares of 0.1 cent each in the authorized but unissued share capital of the Company under the control of the Directors of the Company as a general authority in terms of
Section 221(2) of the Act, but subject to the listing requirements of the JSE Limited [the listing requirements] and the Act, to allot and issue such shares to such person or persons and on such terms and conditions as the Directors may in their sole discretion determine, including but not limited to any allotments to
shareholders as capitalization awards; the proposed number of shares represents less than 10% of the issued and committed
share capital and 43% of the authority approved in 2006
			Management	For	For
5.O.2
Authorize the Directors of the Company, subject to the general authority, to issue shares for cash, to issue 35,000,000 ordinary shares of 0.5 cents each in the capital of the Company for cash in accordance with the requirements as specified in Paragraph 5.52 of the Listing Requirements as: 1) the relevant securities to be issued under such authority must be of a class already in issue where this is not the case, must be limited to such securities or rights that are convertible into a class already in issue; 2) the securities must be issued to public shareholders as specified by the Listing Requirements and not to related parties; 3) issues for cash may not exceed in aggregate in any one FY, 15% of the
issued number of securities in issue at the maximum permitted discount of 10% of the weighted average traded price of ordinary shares over the 30 business days preceding the date on which the
			Management	Against	Against

price of the issue is determined or agreed by the Directors;
[Authority expires the earlier of the next AGM or 15 months from the date of this AGM]; subject to the renewal of the general authority in terms of ordinary resolution 2, and in terms of the requirements of the Listing Requirements, shareholders to grant a waiver of any pre-emptive rights to which ordinary shareholders may be entitled in favour of the Directors for the allotment and issue of ordinary shares in the capital of the Company for cash other than in the normal course by way of a rights offer or a claw-
back offer or pursuant to the Company's Share Schemes or
acquisitions utilizing such securities as currency to discharge the purchase consideration; the resolution to issue up to 35,000,000 ordinary shares represents less than 3% of the issued capital of the Company at the date of this notice and 58% of the authority granted in 2006; once the Company has issued, on a cumulative basis within a FY, 5% or more of the number of securities in issue prior to that issue, the Company will publish an announcement containing the full details for the issue, in accordance with the provisions of the listing requirements

Comments-Our guidelines are not to approve more than 10% stock issuance without participation of existing shareholders. Proposal 4 allows for nearly 10% and should be used to provide for all business needs, including incentives. 5,6, and 9 bring total above 10%.

6.O.3
Approve, subject to and in accordance with the Listing
Requirements, to place 36,000,000 unissued ordinary shares of
0.5 cents each in the Company as authorized under the control of the Directors for the continued implementation of the Steinhoff
International Incentive Schemes, including the obligations of the
Company under the Unitrans Limited Share Incentive Scheme
			Management	Against	Against

Comments-Our guidelines are not to approve more than 10% stock issuance without participation of existing shareholders. Proposal 4 allows for nearly 10% and should be used to provide for all business needs, including incentives. 5,6, and 9 bring total above 10%.

7.S.1
Approve the acquisition by the Company of shares issued by it, on such terms and conditions as may be determined by the Directors and the acquisition by any subsidiary of the Company of shares issued by the Company, on such terms and conditions as may be determined by the Directors of any such subsidiary, as a general approval in terms of section 85(1) and 89 of the Act, subject to the relevant provisions of the Act and to the Listing requirements in force at the time of acquisition, to purchase its own shares by the
Company, not exceeding in aggregate 20% of the Company's
issued share capital in any 1 FY, at a price of not more than 10%
above the weighted average market price of such shares over the previous 5 business days, subject to the provisions of the Act and the Requirements of the JSE; [Authority expires the earlier of the
Company's next AGM or 15 months]; the repurchase of securities being implemented through the order book operated by the JSE trading system [open market] and without any prior understanding or arrangement with any counterparty and a certificate by the
Company's sponsor in terms of Paragraph 2.12 of the Listing
Requirements of the JSE confirming the statements by the
Directors as specified, be issued before commencement of
repurchase; the Company will at any point in time, appoint only one agent to effect any repurchase(s) on the Company's behalf;
after such repurchase(s) at least 500 public shareholders, as defined in the listing requirements, continue to hold at least 20%
of the Company's issued shares; when 3% of the initial number,
i.e., the number of shares in issue at the time that the general authority from shareholders is granted, is cumulatively
repurchased and for each 3% in aggregate of the initial number acquired thereafter, an announcement shall be made in
accordance with the listing requirements
			Management	For	For
8.O.4
Authorize the Board of Directors to distribute to shareholders of the Company any share capital and reserves of the Company in terms of Section 90 of the Act and Article 56A of the Company's
Articles of Association, in terms of the Listing Requirements; such general authority will provide the Board with the flexibility to distribute any surplus capital of the Company to its shareholders, provided that: any general payment by the Company shall not
exceed 20% of the Company's issued share capital and reserves, excluding minority interests and any revaluation of assets and intangible assets that are not supported by an independent
professional acceptable to the JSE; and any general payment is made pro rata to all shareholders; [Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months]
			Management	For	For

9.O.5
Authorize the Board of Directors, in terms of Article 26.2 of the
Articles of Association of the Company, to create and issue
convertible debentures, debenture stock, bonds or other
convertible instruments in respect of 120,000,000 ordinary shares of 0.5 cents each in the capital of the Company, subject to such conversion premium not less than 20% above the volume
weighted traded price of the shares in the Company for the three trading days prior to pricing and to such conversion and other terms and conditions as it may determine in its sole and absolute discretion but subject further at all times to the Rules and requirements
			Management	Against	Against

Comments-Our guidelines are not to approve more than 10% stock issuance without participation of existing shareholders. Proposal 4 allows for nearly 10% and should be used to provide for all business needs, including incentives. 5,6, and 9 bring total above 10%.

10S.2
Approve to increase the existing authorized ordinary share capital of the Company of ZAR 10,000,000 consisting of 2,000,000,000 ordinary shares of 0.5 cents each by ZAR 5,000,000 to ZAR
15,000,000 divided into 3,000,000,000 ordinary shares of 0.5 cents each
			Management	For	For
11.	Transact any other business		Non-Voting
12.
Authorize any Director or Secretary of the Company, for the time being, to take all such steps and to sign all such documents and to do all such acts, matters and things for and on behalf of the
Company as may be necessary to give effect to the special and ordinary resolutions passed at the AGM
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	7536963	0	27-Nov-2007	27-Nov-2007
IOI CORPORATION BHD
Security	Y41763106		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	IOI_MK		Meeting Date	12-Dec-2007
ISIN	MYL1961OO001		Agenda	701415627 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Authorize the Directors of the Company, subject to approvals being obtained from the relevant authorities: a) to approve the issue of up to USD 600 million nominal value 5-year unsecured guaranteed exchangeable bonds [3rd Exchangeable Bonds] by
IOI Resources [L] Berhad with a coupon rate [if any] and at an issue price to be determined later and the 3rd Exchangeable
Bonds shall be irrevocably and unconditionally guaranteed by the
Company and exchangeable into ordinary shares of MYR 0.10
each in the Company [Shares] at an exchange price to be
determined by the Directors and otherwise on such further terms and conditions as the Directors may determine and provide in the
Trust Deed or such other documents to be entered into, in relation to the 3rd Exchangeable Bonds; b) to allot and issue such number of new Shares, credited as fully paid-up, to the holders of the 3rd
Exchangeable Bonds, which are required to be issued upon
exchange of the 3rd Exchangeable Bonds in accordance with the terms of exchange to be provided in the Trust Deed to be entered into and that such new Shares shall upon issue and allotment, rank pari passu in all respects with the existing Shares save and except that they will not be entitled to dividends, rights, allotments and/or other distributions unless the allotment and issue of such new Shares were made on or prior to the entitlement date, where the entitlement date means the date as at the close of business on which shareholders must be registered in order to be entitled to any dividends, rights, allotments and/or other distribution; c) to allot and issue such number of new Shares, credited as fully paid-
up, to the holders of the 3rd Exchangeable Bonds, which are
required to be issued upon any adjustments of the exchange price of the 3rd Exchangeable Bonds in accordance with the terms
regarding adjustments of the exchange price to be provided in the
Trust Deed to be entered into, to be notified by the Directors and that such new Shares shall upon issue and allotment, rank pari passu in all respects with the existing Shares save and except that they will not be entitled to dividends, rights, allotments and/or other distributions unless the allotment and issue of such new
Shares were made on or prior to the entitlement date, where the entitlement date means the date as at the close of business on which shareholders must be registered in order to be entitled to any dividends, rights, allotments and/or other distribution; d) to allot and issue such number of new Shares, credited as fully paid-
up, to the holders of the 3rd Exchangeable Bonds without first having to make an offer of such new Shares to the Members of the Company pursuant to Article 5(a) of the Articles of Association of the Company; and authorize the Directors of the Company to complete and give effect to the Proposed 3rd Exchangeable
Bonds issue and do all acts and things for and on behalf of the
Company as they may consider necessary or expedient to give
effect to the issue including but not limited to determining the
			Management	For	For

terms and conditions of the issue and utilisation of the proceeds thereof, assenting to any conditions imposed by any relevant authorities and effecting any requisite modifications, variations and/or amendments and all previous actions taken by the
Company's Board of Directors [Board] or any Director of the Board
in connection with the Proposed 3rd Exchangeable Bonds Issue are ratified

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	14907500	0	30-Nov-2007	30-Nov-2007

EVRAZ GROUP SA, LUXEMBOURG
Security	30050A202	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	EVR_LI	Meeting Date	19-Dec-2007
ISIN	US30050A2024	Agenda	701416376 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Authorize the Board of Directors to appoint the Chief Executive Officer without prior authorization of the shareholders and amend and restate the 1st Paragraph of Article 11 of the Articles	Management	No Action
2.	Approve to modify the date of the annual meeting which shall take place on May 15 and amend and restate Article 15 of the Articles	Management	No Action
3.	Miscellaneous	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	602700	0	06-Dec-2007	06-Dec-2007

CHINA OVERSEAS LAND & INVESTMENT LTD
Security	Y15004107		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	27-Dec-2007
ISIN	HK0688002218		Agenda	701423105 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify the shareholders Agreement [as specified], and the transactions contemplated thereunder and implementation
thereof; and authorize any one Director of the Company and on behalf of the Company to execute all such documents,
instruments and agreements and to do all such acts or things deemed by him to be incidental to, ancillary to or in connection with the matters contemplated in the shareholders' Agreement and the transactions contemplated thereunder including the
affixing of Common Seal thereon
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	0	0	19-Dec-2007

WUMART STORES INC
Security	Y97176112		Meeting Type	Class Meeting
Ticker Symbol	8277_HK		Meeting Date	28-Dec-2007
ISIN	CNE100000544		Agenda	701408797 - Management
Item	Proposal		Type	Vote	For/Against Management
S.1
Approve the Share Consolidation and Capitalization Issue of the
Company and the increase of the registered share capital of the
Company from RMB 305,087,000 to RMB 1,220,348,000, i.e., : a)
the consolidation of every 4 Existing Shares with a nominal value of RMB 0.25 each into 1 Consolidation Share with a nominal value of RMB 1.00 each and the issue of a total of 915,261,000
Capitalization Shares with a nominal value of RMB 1.00 each on the effective date of the Share Consolidation by way of
capitalization of other reserves of RMB 915,26 ,000 to the
registered share capital of the Company; the basis of the
Capitalization Issue will be 3 Capitalization H Shares for every
Consolidation H Share and 3 Capitalization Domestic Shares for
every 1 Capitalization H Share held by all of the shareholders registered on the Company's register of Members on the Record
Date; immediately after completion of the Share Consolidation and
Capitalization Issue, the registered share capital of the Company will be increased to RMB 1,220,348,000 with the total number of
Shares remaining at 1,220,348,000 Shares, comprising
713,780,000 Domestic Shares and 506,568,000 H Shares; in the
event that the Company issues additional new Shares with a
nominal value of RMB 0.25 each prior to completion of the Share
Consolidation and Capitalization Issue, the Share Consolidation
and Capitalization Issue will proceed under the aforesaid
determined principles of the same, that is, the sum of the number of shares subsequent to the Share Consolidation and the number of Capitalization Shares under the capitalization issue is the number of shares prior to the share consolidation; and authorize the Board to determine the number of Shares and the registered share capital of the Company subsequent to the Share
Consolidation and Capitalization Issue according to the actual conditions in respect of the issue of new Shares; and to make necessary amendments to relevant Articles of the Articles in respect of the Share Consolidation and Capitalization Issue in
order to reflect the changes in the registered share capital and the nominal value of each share of the Company; and to carry out all necessary approval, filing and registration procedures with the relevant authorities and/or other authorities in the PRC and Hong
Kong
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	8228000	0	17-Dec-2007	17-Dec-2007

WUMART STORES INC
Security	Y97176112		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	8277_HK		Meeting Date	28-Dec-2007
ISIN	CNE100000544		Agenda	701408800 - Management
Item	Proposal		Type	Vote	For/Against Management
1.o1
Approve and ratify the Management Agreement and the provision of supply and delivery of merchandise and management services to the Tianjin Affiliates by the Company and the annual maximum amounts for each of the 3 financial years from 01 JAN 2008 to 31
DEC 2010 of the said Continuing Connected Transactions, that is the Management Agreement dated 24 OCT 2007 between the
Company, Wumei Holdings, Inc., Tianjin Hedong Wumart Trading
Co., Ltd., Tianjin Hezuo Wumart Trading Co., Ltd., Tianjin
Hongqiao Wumart Convenience Stores Co., Ltd., Tianjin Wumart
Huaxu Commerce Development Co., Ltd., Tianjin Nankai Shidai
Wumart Commerce Co., Ltd. and Tianjin Hebei Wumart
Convenience Stores Co., Ltd. and the transactions contemplated;
approve the provision of supply and delivery of merchandise and management services to the Tianjin Affiliates by the Company and the following Annual Caps of the Continuing Connected
Transactions for each of the 3 financial years from 01 JAN 2008 to
31 DEC 2010 the Annual Caps of the Merchandise Amounts for
each year shall be RMB 979 million, RMB 1,214 million and RMB
1,507 million, respectively; the Annual Caps of the delivery fees for each year shall be RMB 29.37 million, RMB 36.42million and
RMB 45.21 million, respectively; and the Annual Caps of the
Management Fees for each year shall be RMB 1.96 million, RMB
2,43 million and RMB 3.01 million, respectively and authorize the
Board to do all such further acts and things and execute all such other documents and take all such steps which in its opinion may be necessary in implementing the transactions contemplated
under the Management Agreement, save for amendments to each
of the Annual Caps
			Management	For	For
2.s1
Approve the issue of Corporate Bonds by the Company with a
total principal of not exceeding RMB 1,000 million or subsequent to this issue the accumulated outstanding amount of corporate bonds not exceeding 40% of the net asset value at the end of the latest period, whichever is the lower; Issue Size: corporate bonds with a total principal of not exceeding RMB 1,000 million or subsequent to this issue the accumulated outstanding amount of corporate bonds not exceeding 40% of the net asset value at the end of the latest period, whichever is the lower; Placing
Arrangement to Shareholders: this issuance of Corporate Bonds will not be placed to the existing Shareholders of the Company;
Term of Bonds: Corporate Bonds will have a term of maturity of up to and including 5 to 10 years and authorize the Board to
determine the specific term according to the prevailing market conditions; Use of proceeds: proceeds of this issuance will be used for the expansion of the retail networks by way of acquisition and mergers, opening of self-owned stores, the acquisition of equity interests/assets, financing of working capital and repayment of borrowings [if applicable] and authorize the Board to determine the actual use of proceeds according to the requirements of the projects of the Company; Separate Issues: a single approval will be sought for this issuance and authorize the Board to arrange separate issues or one single issue according to the funding of the
Company and prevailing market conditions; authorize the Board to transact the following: a) to determine a specific issuance plan
			Management	For	For

for each issuance of Corporate Bonds according to market
conditions, including timing of issuance, issue size, term of maturity, coupon rate or methods of issues, uses of proceeds, terms and methods of principal repayments and interest
payments, and innovative terms of repurchases and redemptions or means of guarantee [if any]; b) to arrange separate issues of
Corporate Bonds; c) to execute legal documents, agreements and deeds relating to this issuance; d) to deal with acts relating to this issuance and to complete all necessary procedures; e) to
determine and finalise the coupon rate of the Corporate Bonds for the current issuance in accordance with market conditions and regulatory requirements at the time of issuance of the Corporate
Bonds, save that the coupon rate so determined and finalised will not be higher than the interest rate on bank loans of the period during which Corporate Bonds are issued; and f) to deal with applications to relevant regulatory authorities [including but not limited to the CSRC and/or related stock exchanges and/or
respective securities clearing authorities] in respect of matters relating to the listing of the Corporate Bonds and execution of relevant documents in accordance with relevant requirements of the Trial Measures of Issuance of Corporate Bonds and matters relating to the listing, dealing, registration and clearing of such stock exchanges and the respective securities registration and clearing authorities; [Authority expire at the conclusion of 24 months from the date of approval of issuance by the CSRC]

3.S2
Approve the Share Consolidation and Capitalization Issue of the
Company and the increase of the registered share capital of the
Company from RMB 305,087,000 to RMB 1,220,348,000 that is:
a) the consolidation of every 4 Existing Shares with a nominal value of RMB 0.25 each into 1 Consolidation Share with a nominal value of RMB 1.00 each on the effective date of the Share
Consolidation and the issue of a total of 915,261,000
Consolidation Shares with a nominal value of RMB 1.00 each by way of Capitalization of other reserves of RMB 915,261 ,000 to the registered share capital of the Company; the basis of the
Capitalization Issue will be 3 Capitalization H Shares for1every
Consolidation H Share and 3 Capitalization Domestic Shares for
every 1 Capitalization H Share held by all of the Shareholders registered on the Company's register of members on the Record
Date; immediately after completion of the Share Consolidation and
Capitalization Issue, to increase the registered share capital of the
Company to RMB 1,220,348,000 with the total number of Shares remaining at 1,220,348,000 Shares, comprising 713,780,000
Domestic Shares and 506,568,000 H Shares; b) in the event that the Company issues additional new Shares with a nominal value of RMB 0.25 each prior to completion of the Share Consolidation and Capitalization Issue, the Share Consolidation and
Capitalization Issue will proceed under the aforesaid determined principles of the same, that is, the sum of the number of Shares subsequent to the Share Consolidation and the number of
Capitalization Shares under the Capitalization Issue is the number of Shares prior to the Share Consolidation and authorize the
Board to determine the number of Shares and the registered
share capital of the Company subsequent to the Share
Consolidation and Capitalization Issue according to the actual conditions in respect of the issue of new Shares; c) authorize the
Board to make necessary amendments to relevant Articles of the
Articles of the Company in respect of the Share Consolidation and
Capitalization Issue in order to reflect the changes in the
registered share capital and the nominal value of each Share of the Company; and to carry out all necessary approval, filing and registration procedures with the relevant authorities and/or other authorities in the PRC and Hong Kong
			Management	For	For
4.S3
Approve the allotment, issue and dealing of Domestic Shares
which shall not exceed 20% of the aggregate number of Domestic
Shares of the Company in issue as at the date of this resolution:
to grant to the Board an unconditional general mandate to allot and issue additional Domestic Shares in the capital of the
Company, and to make or grant offers, agreements, options and warrants which would or might require the exercise of such
powers, such unconditional mandate can be exercised once or
more than once during the relevant period, subject to the following conditions: a) such mandate shall not extend beyond the relevant periods; b) the aggregate number of Domestic Shares allotted, issued and dealt with or agreed conditionally or unconditionally to be allotted, issued and dealt with by the Board pursuant to such mandate, shall not exceed 20% of the aggregate number of
Domestic Shares of the Company in issue as at the date of this resolution; and c) the Board shall only exercise its power under such mandate in accordance with the Company Law of the PRC
and the GEM Listing Rules [as the same may be amended from
time to time] and only if all necessary approvals from the China
Securities Regulatory Commission and/or other relevant PRC
governmental authorities are obtained, Contingent on the Board resolving to issue shares pursuant to the sub-paragraph above: i)
approve, execute and do or procure to be executed and done, all such documents, deeds and things as it may consider necessary in connection with the issue of such new shares including, without limitation, the number of Domestic Shares to be issued, the issue price, the period of issue, the issue manner and the number of the
Domestic Shares to be issued to existing shareholders [if
applicable]; ii) register the increased registered share capital with the relevant authorities in the PRC, and to make such
amendments to the Company's Articles of Association [the
'Articles of Association'] as it thinks fit to reflect resulting changes in the Company's share capital structure; and iii) make all
necessary filings and registrations with the relevant PRC, Hong
Kong and/or other authorities
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	8228000	0	17-Dec-2007	17-Dec-2007

ORASCOM CONSTR INDS S A E
Security	68554N106	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	ORSD_LI	Meeting Date	29-Dec-2007
ISIN	US68554N1063	Agenda	701434463 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.
Approve the selling of all Company owned stocks of Orascom
Building Materials Holdings to the French Company Lafarge for
EUR 6,300,000,000 and USD 3,633,061,249 which is in total
approximately equivalent to USD 12.9 billion, which will be paid according to the rules stated in the contract of selling the shares, taking into consideration that Orascom Building Materials is the holding Company which handles activities related to cement
manufactory
Management	No Action
2.
Approve that Mr. Nassef Onsi Sawiris and other shareholders
from the family or the Company to subscribe in the subscription in increasing the capital of the French Company Lafarge by
22,500,000 shares and this is according to the rules of the
Subscription Contract
Management	No Action
3.
Grant authority to the sign the following Contracts which were signed on 09 DEC 2007: the contract for selling the shares
between Orascom Construction Industries as the Selling
Company and Lafarge as the Buying Company; the contract for
the subscription for the increase of capital of the French Company
Lafarge between Mr. Nassef Onsi Sawiris and other shareholders from the same family for the Orascom Construction Industries
Company and the French Company Lafarge as the Issuer of the
subscription shares; authorizing a deal between Orascom
Construction Industries as the Selling Company and Lafarge as
the Buying of this deal as well as others; and the contract of Co-
operation between Orascom Construction Industries and Lafarge
Management	No Action
4.	Authorize the Chief Executive Officer or the Managing Director, in all of the required mentioned regulations, to execute the above mentioned contracts and signing any Contracts or related documents	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	291190	0	24-Dec-2007	24-Dec-2007

X5 RETAIL GROUP N V
Security	98387E205		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	FIVE_LI		Meeting Date	18-Jan-2008
ISIN	US98387E2054		Agenda	701435011 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening and announcements		Non-Voting
2.
Approve the resignation of Mr. Vitaliy Podolskiy as a Director A and Chief Financial Officer ['CFO'] as per the date of this meeting and grant him full discharge for having acted as a Director A and
CFO of the Company until the date of this meeting; and pursuant to a binding nomination by the Supervisory Board in accordance with Article 12 of the Company's Articles of Association, appoint
Mr. Evgeny Kornilov [or alternatively Mr. Andrey Gusev] as a
Director A and CFO of the Company per the date of this meeting for a period of 4 years until 2012
			Management	For	For
3.	Transact any other business and conclusion		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	718100	0	04-Jan-2008	04-Jan-2008

PRETORIA PORTLAND CEMENT CO LTD
Security	S63820112		Meeting Type	Annual General Meeting
Ticker Symbol	PPC_SJ		Meeting Date	28-Jan-2008
ISIN	ZAE000096475		Agenda	701431544 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the annual financial statements for the YE 30 SEP 2007, including the Directors' report and the report of the Auditors		Management	For	For
2.1	Re-elect Mr. NB Langa-Royds as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.2	Re-elect Ms. ZJ Kganyago as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.3	Re-elect Mr. S. Abdul Kader as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.4	Re-elect Mr. MJ Shaw as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.5	Re-elect Mr. J. Shibambo as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
3.
Approve, with effect from 01 OCT 2007 and in terms of the Article
61 of the Company's Articles of Association, the fees payable to the Non-Executive Directors, Committee Members and the
Chairman as specified
			Management	For	For
S.4
Authorize the Directors of the Company on behalf of the Company from time to time to acquire issued shares in the ordinary share capital of the Company on the JSE Limited open market at a price no greater than 10% above the weighted average of the market value for the securities for the 5 previous business days
immediately preceding the date on which the transactions was agreed or at a bid price no greater than the current trading price of the share; and the purchase by any of the Company's subsidiaries of shares in the Company in the manner contemplated by and in accordance with the provisions of Section 89 of the Companies
Act 1973, and other provisions which may be applicable; the
repurchase by the Company of its own securities in terms of [a]
above may not exceed 10% of the Company's issued ordinary
share capital in the aggregate in any 1 FY or in the case of acquisition by any of the Company's subsidiaries, 10% of the issued ordinary share capital in the aggregate; the Company's intention regarding the utilization of the authority which is sought in terms of [a] above is to continue with the share buyback
programme initiated with the sanction of shareholders on 25 JAN
2002; the repurchase of securities being effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the Company
and the counterparty; to repurchase the shares in accordance with the Company's Articles of Association; only one agent will effect the buyback on behalf of the Company; after the repurchase has been effected the Company will still comply with paragraphs 3.37 to 3.41 concerning shareholder spread requirements; the
Company and its subsidiaries will not repurchase shares during a closed period; [Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months]; and the Directors are granted general authority to buy back a maximum 10% of the issued share capital of PPC, or in the case of acquisition by any of the Company's subsidiaries, 10% of the issued ordinary share capital in the aggregate, it is the opinion of the Directors that following any repurchase of shares: the Company and the group would be able in the ordinary course of business to pay its debts
			Management	For	For

for a period of 12 months after the date of notice issued in respect of the AGM; and the assets of the Company and the group would be in excess of the liabilities of the Company and the group, for this purpose, the assets and liabilities would be recognized and measured in accordance with the accounting policies used in the latest audited group annual financial statements; and the ordinary capital and reserves of the Company and the group would be
adequate for a period of 12 months after the date of notice issued in respect of the AGM; and the working capital of the Company and the group would be adequate for ordinary business purposes for a period of 12 months after the date of notice issued in respect of the AGM

5.	Re-appoint Messrs Deloitte & Touche as External Auditors of the Company from the conclusion of the one hundred and twelfth AGM until the conclusion of the next AGM of the Company		Management	For	For
6.	Authorize the Directors to fix the remuneration of the External Auditors, Messrs. Deloitte & Touche, for the past years' audit		Management	For	For
Transact any other business			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	3485150	0	18-Jan-2008	22-Jan-2008

PT BUMI RESOURCES TBK
Security	Y7122M110		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	29-Jan-2008
ISIN	ID1000068703		Agenda	701431619 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the subsidiary's equity acquisition in Herald Resources Ltd		Management	For	For
2.	Approve the share repurchase program		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	20957000	0	23-Jan-2008	23-Jan-2008

LARSEN & TOUBRO LTD
Security	Y5217N159		Meeting Type	Other Meeting
Ticker Symbol			Meeting Date	01-Feb-2008
ISIN	INE018A01030		Agenda	701438485 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS A POSTAL MEETING
ANNOUNCEMENT. A PHYSICAL MEETING IS-NOT BEING
HELD FOR THIS COMPANY. THEREFORE, MEETING
ATTENDANCE REQUESTS ARE NO-T VALID FOR THIS
MEETING. IF YOU WISH TO VOTE, YOU MUST RETURN
YOUR INSTRUCTIO-NS BY THE INDICATED CUTOFF DATE.
THANK YOU
Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 436683 DUE TO RECEIPT OF P-AST RECORD DATE. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDE-D AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.
Authorize the Board of Directors, pursuant to the provisions of
Section 293(1)(a) and other applicable provisions, if any, of the
Companies Act, 1956, and the Memorandum and Articles of
Association of the Company, and subject to other permissions and approvals as may be required, to transfer, sell and/or dispose off the Ready Mix Concrete [RMC] Business Unit of the Company to
its subsidiary Company or such other entity as may be approved by the Board of Directors [including any Committee thereof], as a going concern or otherwise at such price and on such terms and conditions as may be decided by the Board of Directors with the power to the Board of Directors to finalize and execute necessary documents including agreements, deeds of
assignment/conveyance and other documents and to do all such other acts, deeds, matters and things as may be deemed
necessary and expedient in their discretion for completion of transfer/sale of the said undertaking; and to delegate all or any of the powers herein conferred in such manner as they may deem fit
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	294000	0	17-Jan-2008	17-Jan-2008

ISRAEL CHEMICALS LTD
Security	M5920A109		Meeting Type	Special General Meeting
Ticker Symbol	ICL_IT		Meeting Date	11-Feb-2008
ISIN	IL0002810146		Agenda	701440808 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, ISRAELI MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD E-ITHER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT W-E MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL
Non-Voting
1.
Approve to increase, as from 01 JAN, the Directors' remuneration of all the Directors, as: i) annual remuneration NIS 78,259; ii)
meeting attendance fee NIS 3,010; the above remuneration will be automatically adjusted to the maximum amount to be determined by the regulations Amendment [as specified], if and when the
Amendment is approved
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	4354200	0	01-Feb-2008	01-Feb-2008

MOBILE TELESYSTEMS OJSC, MOSCOW
Security	X5430T109		Meeting Type	Annual General Meeting
Ticker Symbol	MTSS_RU		Meeting Date	15-Feb-2008
ISIN	RU0007775219		Agenda	701442193 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE: THE SHAREHOLDERS WHO VOTE AGAINST
THE TRANSACTIONS WITH AN INTERE-ST OR WILL NOT
PARTICIPATE IN VOTING ARE GRANTED WITH THE RIGHT
TO SELL THE SH-ARES OWNED BY THEM BACK TO THE
COMPANY. THE REPURCHASED PRICE IS FIXED AS RUB-264
PER ORDINARY. IF THE FUNDS NEEDED FOR THE
REPURCHASE OF THE TOTAL AMOUNT O-F SHARES
REPRESENTED BY SHAREHOLDERS' REPURCHASE
DEMANDS EXCEED 10% OF THE COM-PANY'S NET ASSETS,
THE DEMANDS WILL BE EXECUTED ON PRO-RATA BASIS.
THANK YOU.
Non-Voting
1.	Approve the procedure for conducting the meeting		Management	For	For
2.	Approve to change the provision on the general meeting of shareholders of the Company		Management	For	For
3.	Approve to change the provision on compensation to the Members of the Board of Directors		Management	For	For
4.	Approve a Stock Option Plan that includes Members of the Board of Directors		Management	Abstain	Against
5.	Approve the early termination of powers of the Company's Board of Directors		Management	For	For
6.	Elect the new Members to the Boar d of Directors of the Company		Management	For	For
7.	Approve the early termination of powers of the Company's Auditing Commission and elect the new Members to the Auditing Commission		Management	For	For
8.	Approve the Company's reorganization through the merger of VOLGOGRAD MOBI LE and the contract of Adhesion		Management	For	For
9.	Approve the Company's reorganization through the merger of ASTRAKHAN MOBILE and the contract of adhesion		Management	For	For
10.	Approve the Company's reorganization through the merger of MAR MOBILE GSM and the contract of adhesion		Management	For	For
11.	Approve the Company's reorganization through the merger of PRIMTELEFONE and the contract of adhesion		Management	For	For
12.	Approve the changes and amendments to the Charter		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1908000	0	01-Feb-2008	01-Feb-2008

CONTAINER CORPN OF INDIA LTD
Security	Y1740A137		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	CCRI_IN		Meeting Date	14-Mar-2008
ISIN	INE111A01017		Agenda	701467397 - Management
Item	Proposal		Type	Vote	For/Against Management
S.1	Amend, pursuant to the provisions of Section 31 and other applicable provisions of the Companies Act, 1956, the Article 67(ii) (a) of the Articles of Association of the Company as specified		Management	For	For
S.2	Amend, pursuant to provisions of Section 31 and other applicable provisions of the Companies Act,1956, Article of Association of the Company by incorporating a new Article 84A as specified		Management	For	For
3.
Approve, pursuant to Section 16 and Section 94 of the Companies
Act 1956, and other applicable provisions of the Companies Act,
1956 and subject to approval of President of India in terms of
Article 6 of Articles of Association of the Company, to increase the authorized share capital of the Company from INR 100 crores
divided into 10,00,00,000 equity shares of INR 10 each to INR 200 crores divided into 20,00,00,000 equity shares of INR 10 each and amend the existing Clause V of the Memorandum of Association of the Company as specified
			Management	For	For
4.
Ratify, in accordance with applicable provisions of the Companies
Act, 1956, or any amendment or re-enactment thereof and the
provisions of the Articles of Association of the Company and subject to the Guidelines issued by the securities and Exchange
Board of India [SEBI] in this behalf and subject to such approvals, consents, permissions and sanctions, as may be necessary from appropriate authorities, the recommendation of the Board of
Directors, to issue 1 fully paid-up Equi1y Share of INR 10 each for every 1 fully paid- up Equity Share of INR 10 each held by
Members by capitalization of sum standing to the credit of the
General Reserves of the Company credited as fully paid-up Equity
Shares to those Members whose names shall appear in the
Register of Members or in the respective beneficiary account with their respective Depository Participants, on the 'Record Date' and that the Bonus Shares so distributed shall, for all purposes, be treated as an increase in the nominal amount in the Share Capital of the Company held by each such member, and not as income;
that the Bonus Shares so allotted shall rank pari passu in all respects including dividend with the existing equity shares of the
Company; that the Bonus Shares so allotted shall always be
subject to the terms and conditions contained in the Memorandum and Articles of Association of the Company; and authorized the
Board, for the purpose of giving effect to this resolution, to do all such acts/deeds, matters and things and give such directions as may be necessary or expedient and to settle any question,
difficulty or doubt that may a rise in this regard as the Board in its absolute discretion may deem necessary or desirable and its
decision shall be final and binding
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	306760	0	06-Mar-2008	06-Mar-2008

ORASCOM CONSTR INDS S A E
Security	68554N106	Meeting Type	MIX
Ticker Symbol	ORSD_LI	Meeting Date	15-Mar-2008
ISIN	US68554N1063	Agenda	701480030 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Approve the Board of Directors' report on the activities of the Parent Company [Orascom Construction Industries S.A.E.] for the FYE 31 DEC 2007	Management	No Action
2.	Approve the Auditors' report on the standalone unconsolidated financial statements of the Parent Company for the FYE 31 DEC 2007	Management	No Action
3.	Approve the standalone financial statements of the Parent Company for the FYE 31 DEC 2007	Management	No Action
4.	Approve a cash dividend distribution of EGP 300 per share based on the standalone unconsolidated financial statements for the FYE 31 DEC 2007	Management	No Action
5.	Approve the decisions taken by the Board of Directors during the FYE 31 DEC 2007	Management	No Action
6.	Approve the release of the Board of Directors from its responsibility for the FYE 31 DED 2008	Management	No Action
7.	Approve the remuneration for the Board of Directors of the Company during the FYE 31 DEC 2008	Management	No Action
8.	Re-appoint the Company's Auditor and approve to determine their fees for the FYE 31 DEC 2008	Management	No Action
9.
Approve the charitable donations made by the Company during
the FYE 31 DEC 2007 and authorize the Board of Directors to
make charitable donations during the FYE 31 DEC 2007 in excess of EGP 1,000 and approve a ceiling for such donations of EGP
10,000,000
Management	No Action
E.1
Approve the Subscription Agreement between Orascom
Construction Industries, SAE [the issuer] and Abraaj Capital [the
United Arab Emirates] [the Subscriber] in accordance with the provisions of the Agreement for the sale and purchase of Egyptian
Fertilizers Company, SAE, signed on 21 FEB 2008 [the SPA]
Management	No Action
E.2
Approve the resolution of the Board of Directors of the Company dated 19 FEB 2008 regarding the increase of the issued capital of the Company from EGP 1,009,979,185 to EGP 1,073,853,570
within the authorized capital, amounting to EGP 5 billion, by issuing 12,774,877 ordinary nominal shares at the fair value, amounting to EGP 607.93 for each share, calculated on the basis of the average closing price of the Company's shares on CASE during the period 10 DEC 2007 [the date of announcing the
Lafarge transaction] until 21 FEB 2008 [the date of announcing the acquisition of Egyptian Fertilizers Company, SAE] plus a premium of 14% less EGP 300 representing the proposed cash
dividend distribution per share, which will not be available to the
Management	No Action

subscriber; the fair value has been approved by one of the
independent financial advisors, registered with the Capital Market
Authority, in implementation of Article [2] of Decree No.12 for 2007 amending certain provisions of the Executive Regulations of
Capital Market Law No. 95 for 1992; and acknowledge that the shares will be issued at the nominal value of EGP 5 and the
balance of EGP 302.93, to be added to reserves

E.3
Approve the allocation of the increase of the issued capital in full to Abraaj Capital, [the United Arab Emirates] on the basis of a total subscription price of USD 715.5 million, at an agreed share price of EGP 307.93 per ordinary share of the Company, [EGP
607.93 less EGP 300 per share representing the cash dividend, to be distributed in MAR 2008]; such capital increase to take
following the distribution of the cash dividend and by no later than
30 APR 2008
Management	No Action
E.4
Approve the waiver of the preemptive rights of the original
shareholders to subscribe to the above capital increase, as per
Article [18] of the Statutes of the Company, and allocate the capital increase in full to Abraaj Capital [the United Arab Emirates]
Management	No Action
E.5
Authorize the Board of Directors to amend Articles [6] and [7] of the Statutes of the Company in implementation of the capital increase and authorize Mr. Nassef Sawiris, the Managing Director,
Mr. Salman Butt, the Chief Financial Officer and Mr. Hussein
Marei, General Counsel, severally to sign all documents, papers, applications or contracts necessary for the completion of the procedures required to increase the capital, amend the Statutes of the Company and all other related procedures
Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	285990	0	11-Mar-2008	11-Mar-2008

KOOKMIN BANK
Security	50049M109		Meeting Type	Annual
Ticker Symbol	KB		Meeting Date	20-Mar-2008
ISIN	US50049M1099		Agenda	932820346 - Management
Item	Proposal		Type	Vote	For/Against Management
01
APPROVAL OF NON-CONSOLIDATED FINANCIAL
STATEMENTS (BALANCE SHEET, INCOME STATEMENT AND
STATEMENT OF APPROPRIATION OF RETAINED EARNINGS)
FOR THE FISCAL YEAR 2007, AS SET FORTH IN THE
COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.
			Management	For	For
02	APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	Against	Against
Comments-This would allow for the issuance of 20% new shares. We believe this would represent an unjustified dilution without allowing for shareholder vote.
03	APPROVAL OF APPOINTMENT OF DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
04	APPROVAL OF APPOINTMENT OF CANDIDATE(S) FOR THE MEMBERS OF THE AUDIT COMMITTEE, WHO ARE NOT NON- EXECUTIVE DIRECTORS, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
05	APPROVAL OF APPOINTMENT OF CANDIDATE(S) FOR THE MEMBERS OF THE AUDIT COMMITTEE, WHO ARE NON- EXECUTIVE DIRECTORS, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
06	APPROVAL OF THE AGGREGATE REMUNERATION LIMIT FOR DIRECTORS, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	220928	62800	07-Mar-2008	07-Mar-2008

HANKOOK TIRE CO LTD, SEOUL
Security	Y30587102		Meeting Type	Annual General Meeting
Ticker Symbol	000240_KS		Meeting Date	21-Mar-2008
ISIN	KR7000240002		Agenda	701472499 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the balance sheet, income statement and disposition of the retained earning for 54th and dividend of KRW 250 per share		Management	For	For
2.	Amend the Articles of Incorporation to allow shareholder meetings in other places and to create Management Committee		Management	For	For
3.	Elect 2 Outside Directors who will also be Members of the Audit Committee [Bundled]		Management	For	For
4.	Approve the remuneration of Executive Directors and Independent Non-Executive Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1170000	0	06-Mar-2008	06-Mar-2008

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Special
Ticker Symbol	PBR		Meeting Date	24-Mar-2008
ISIN	US71654V4086		Agenda	932828087 - Management
Item	Proposal		Type	Vote	For/Against Management
1A
APPROVAL OF THE INCORPORATION PROTOCOL AND
JUSTIFICATION, DATED FEBRUARY 28, 2008, SIGNED BY
PETROBRAS, AS THE SURVIVING COMPANY, AND BY
PRAMOA PARTICIPACOES S.A., AS THE ACQUIRED
COMPANY, TOGETHER WITH THE RESPECTIVE PERTINENT
DOCUMENTS, AND WITH PRAMOA PARTICIPACOES S.A.'S
INCORPORATION OPERATION APPROVAL.
			Management	For	For
1B
APPROVAL OF THE APPOINTMENT OF A SPECIALIZED
COMPANY TO EVALUATE AND APPROVE THE RESPECTIVE
ASSESSMENT REPORT ELABORATED FOR THE PRAMOA
PARTICIPACOES S.A. INCORPORATION OPERATION, UNDER
THE TERMS OF 1 AND 3 OF ART. 227, LAW NO. 6.404/76.
			Management	For	For
2A
APPROVAL OF THE INCORPORATION PROTOCOL AND
JUSTIFICATION, DATED FEBRUARY 29, 2008, SIGNED BY
PETROBRAS, AS THE SURVIVING COMPANY, AND BY UPB
S.A., AS THE ACQUIRED COMPANY, TOGETHER WITH THE
RESPECTIVE PERTINENT DOCUMENTS, AND WITH UPB
S.A.'S INCORPORATION OPERATION APPROVAL.
			Management	For	For
2B
APPROVAL OF THE APPOINTMENT OF A SPECIALIZED
COMPANY TO EVALUATE AND APPROVE THE RESPECTIVE
ASSESSMENT REPORT ELABORATED FOR THE UPB S.A.
INCORPORATION OPERATION, UNDER THE TERMS OF 1
AND 3 OF ART. 227, LAW NO. 6.404/76.
			Management	For	For
03	SPLIT OF THE SHARES THAT REPRESENT THE CAPITAL STOCK.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	508542	260800	19-Mar-2008	19-Mar-2008

PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANG
Security	Y7145P165		Meeting Type	Annual General Meeting
Ticker Symbol	PTTEP/F_TB		Meeting Date	28-Mar-2008
ISIN	TH0355A10Z12		Agenda	701454174 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Acknowledge the 2007 performance result and 2008 Work Plan of the Company		Management	For	For
2.	Approve the 2007 financial statements		Management	For	For
3.	Approve the dividend payment for 2007 performance		Management	For	For
4.	Appoint the Auditor and approve the Auditor's fees for year 2008		Management	For	For
5.	Approve the Directors' and Sub-Committees' remuneration		Management	For	For
6.	Amend the Directors' liability protection		Management	For	For
7.	Amend the Company's Articles of Association [AOA] Clauses 9		Management	For	For
8.1	Appoint Mr. Vudhibandhu V. as a Director in replacement of who retires by rotation		Management	For	For
8.2	Appoint Mr. Chitrapongse K. as a Director in replacement of who retires by rotation		Management	For	For
8.3	Appoint Mr. Prasert B. as a Director in replacement of who retires by rotation		Management	For	For
8.4	Appoint Mr. Sirin N. as a Director in replacement of who retires by rotation		Management	For	For
8.5	Appoint Mr. Kurujit N. as a Director in replacement of who retires by rotation		Management	For	For
	PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE ALLOWED. THANK YOU.		Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN THE SEQUENCE OF NUMBERING-OF RESOLUTIONS. IF
YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
NOT RETURN-THIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK Y-OU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	3548200	0	26-Mar-2008	26-Mar-2008

TURKIYE IS BANKASI A S
Security	M8933F115	Meeting Type	Ordinary General Meeting
Ticker Symbol	Meeting Date	28-Mar-2008
ISIN	TRAISCTR91N2	Agenda	701479758 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Opening of the meeting, elect the Presiding Council, and grant authority to sign the minutes of the meeting	Management	No Action
2.	Receive the statutory reports	Management	No Action
3.	Approve the financial statements and grant discharge to the Directors and to the Internal Auditors	Management	No Action
4.	Approve the dividends	Management	No Action
5.	Approve the External Auditors	Management	No Action
6.	Elect the Directors	Management	No Action
7.	Approve the Director remuneration	Management	No Action
8.	Appoint the Internal Statutory Auditors	Management	No Action
9.	Approve the Internal Auditor remuneration	Management	No Action
PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	3953698	0	10-Mar-2008	10-Mar-2008

DAEWOO SHIPBUILDING & MARINE ENGINEERING CO LTD, S
Security	Y1916Y117		Meeting Type	Annual General Meeting
Ticker Symbol	042660_KS		Meeting Date	28-Mar-2008
ISIN	KR7042660001		Agenda	701480686 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement		Management	For	For
2.	Approve the partial amendment to the Articles of Incorporation		Management	For	For
3.	Elect the Outside Director as the Audit Committee Member		Management	For	For
4.	Approve the limit of remuneration for the Directors		Management	For	For
5.	Amend the Retirement Benefit Plan for the Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	617100	0	14-Mar-2008	14-Mar-2008

HYNIX SEMICONDUCTOR INC, ICHON
Security	Y3817W109		Meeting Type	Annual General Meeting
Ticker Symbol	000660_KS		Meeting Date	28-Mar-2008
ISIN	KR7000660001		Agenda	701483430 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the 60th income statement, balance sheet, proposed disposition of retained earning		Management	For	For
2.	Elect the Directors		Management	For	For
3.	Elect the External Directors who will be the Member of Audit Committee		Management	For	For
4.	Approve the limit of remuneration for the Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	384500	150000	14-Mar-2008	14-Mar-2008

SAMSUNG ELECTRS LTD
Security	796050888		Meeting Type	Ordinary General Meeting
Ticker Symbol	SMSN_LI		Meeting Date	28-Mar-2008
ISIN	US7960508882		Agenda	701486208 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the appropriation of income and year-ends dividends of KRW 7.500 per common share		Management	For	For
2.	Approve the remuneration of the Executive Directors and the Non Executive Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	161811	0	17-Mar-2008	17-Mar-2008

SAMSUNG ELECTRS LTD
Security	796050201		Meeting Type	Annual General Meeting
Ticker Symbol	SMSN_LI		Meeting Date	28-Mar-2008
ISIN	US7960502018		Agenda	701498429 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement, 39th income statement, balance sheet, proposed disposition of retained earning, appropriation of income and YE dividends of KRW 7,500 per common share.		Management	For	For
2.	Approve the limit of remuneration for the Executive [Inside] Directors and Independent Non-Executive [Outside] Directors.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	51959	0	24-Mar-2008

PT BANK DANAMON INDONESIA TBK
Security	Y71188190		Meeting Type	Annual General Meeting
Ticker Symbol	BDMN_IJ		Meeting Date	03-Apr-2008
ISIN	ID1000094204		Agenda	701470229 - Management
Item	Proposal		Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS A MIX MEETING. THANK YOU.		Non-Voting
A.1.1	Approve the annual report for the book of years 2007		Management	For	For
A.1.2	Approve the financial statement for the book year 2007		Management	For	For
A.1.3	Approve the report of Board of Commissioners Company for the book years 2007		Management	For	For
A.2	Approve the profit allocation for the book year 2007		Management	For	For
A.3	Approve to change the Members Board of Commissioners and the Directors Company		Management	For	For
A.4	Approve the salary and/or other allowances for the Members Board of Commissioners		Management	For	For
A.5.1	Approve the salary and/or other allowances from the Members Board of Directors		Management	For	For
A.5.2	Approve the delegation of duties of Directors		Management	For	For
A.6	Appoint the Public Accountant for the book years 2008 and authorize the Board to fix their remuneration		Management	For	For
A.7	Approve the Audit Committee's report		Management	For	For
E.8	Amend the Articles of Association of the Company as refer to Government Regulation No.40 years 2007		Management	For	For
E.9	Approve to change the Members Board of Commissioners and Directors Company		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	25714000	0	14-Mar-2008	14-Mar-2008

THE SIAM COMMERCIAL BANK PUBLIC CO LTD
Security	Y7905M113		Meeting Type	Annual General Meeting
Ticker Symbol	SCB/F_TB		Meeting Date	03-Apr-2008
ISIN	TH0015010018		Agenda	701470673 - Management
Item	Proposal		Type	Vote	For/Against Management
	PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE ALLOWED IN THIS MEETING. THANK Y-OU.		Non-Voting
1.	Approve the minutes of the AGM of shareholders No 184 held on 05 APR 2007		Management	For	For
2.	Approve to inform the annual report prepared by the Board of Directors		Management	For	For
3.	Approve the financial statements for the FYE 31 DEC 2007		Management	For	For
4.	Approve to allocate the profits and dividend payment of 2.00 per share from the Bank's operational result of year 2007		Management	For	For
5.	Approve the distribution of the Directors' remuneration and allocate the Directors' bonus for the year 2008		Management	For	For
6.1	Elect Mr. Chirayu I. as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.2	Elect Mr. Khunying Jada W. as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.3	Elect Mr. M.R. Disnadda D. as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.4	Elect Mr. John W. Hancock as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.5	Elect Mr. Peter S.L. Huat as a Board of Director in replacement of those who retires by rotation		Management	For	For
7.	Appoint KPMG Phoomchai Audit Ltd. as the Auditors and authorize the Board to fix their remuneration		Management	For	For
8.	Grant authority for the issuance of additional debentures in the amount of THB 50 billion, aggregating to not exceeding THB 150 billion		Management	For	For
9.	Amend Clause 4 of the Bank's Memorandum of Association in order for it to be in line with the conversion of preferred shares into ordinary shares in year 2007		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	10768500	237000	27-Mar-2008	27-Mar-2008

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Annual
Ticker Symbol	PBR		Meeting Date	04-Apr-2008
ISIN	US71654V4086		Agenda	932839737 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	MANAGEMENT REPORT AND FINANCIAL STATEMENTS, TOGETHER WITH THE AUDIT COMMITTEE'S REPORT FOR THE FISCAL YEAR ENDING ON DECEMBER 31, 2007.		Management	For	For
O2	2008 FISCAL YEAR CAPITAL BUDGET.		Management	For	For
O3	2007 FISCAL YEAR RESULT APPROPRIATION.		Management	For	For
O4	ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.		Management	For	For
O5	ELECTION OF THE PRESIDENT OF THE BOARD OF DIRECTORS.		Management	For	For
O6	ELECTION OF THE MEMBERS OF THE AUDIT COMMITTEE AND THEIR RESPECTIVE SUBSTITUTES.		Management	For	For
O7	DETERMINATION OF THE MANAGERS' WAGES, INCLUDING THEIR PROFIT PARTICIPATION, PURSUANT TO ARTICLES 41 AND 56 OF THE ARTICLES OF INCORPORATION, AS WELL AS THAT OF THE FULL MEMBERS OF THE AUDIT COMMITTEE.		Management	For	For
E1
CAPITAL STOCK INCREASE VIA THE INCORPORATION OF
PART OF THE CAPITAL RESERVES AND OF PROFIT
RESERVES, FOR A TOTAL OF R$26,323 MILLION,
INCREASING THE CAPITAL STOCK FROM R$52,644 MILLION
TO R$78,967 MILLION, WITHOUT CHANGING THE NUMBER
OF ORDINARY AND PREFERRED SHARES, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	693542	75800	31-Mar-2008	31-Mar-2008

LAN AIRLINES S.A.
Security	501723100		Meeting Type	Annual
Ticker Symbol	LFL		Meeting Date	10-Apr-2008
ISIN	US5017231003		Agenda	932827857 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET AND FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.		Management	For	For
02
APPROVAL OF THE DISTRIBUTION OF A FINAL DIVIDEND TO
BE CHARGED TO THE EARNINGS FOR FISCAL YEAR 2007,
INCLUDING IN THIS SUM THE PROVISLONAL DIVIDENDS OF
U.S. $0.26596 AND U.S. $0.35389 PER SHARE PAID IN THE
MONTHS OF AUGUST 2007 AND JANUARY 2008,
RESPECTIVELY.
			Management	For	For
03	ELECTION OF THE BOARD OF DIRECTORS.		Management	For	For
04	DETERMINATION OF THE COMPENSATION FOR THE BOARD OF DIRECTORS FOR FISCAL YEAR 2008.		Management	For	For
05	DETERMINATION OF THE COMPENSATION FOR THE DIRECTOR'S COMMITTEE AND THEIR BUDGET FOR FISCAL YEAR 2008.		Management	For	For
06	DESIGNATION OF EXTERNAL AUDITORS; DESIGNATION OF RISK ASSESSORS; ACCOUNTS OF THE MATTERS REFERRED TO IN ARTICLE 44 OF LAW 18046 ON CORPORATIONS.		Management	For	For
07	INFORMATION REGARDING THE COST OF PROCESSING, PRINTING AND DISTRIBUTION.		Management	For	For
08	ANY OTHER MATTER OF PUBLIC INTEREST THAT SHOULD BE KNOWN FOR THE SHAREHOLDERS' MEETING.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	700	972300	02-Apr-2008	02-Apr-2008

X5 RETAIL GROUP N V
Security	98387E205		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	FIVE_LI		Meeting Date	21-Apr-2008
ISIN	US98387E2054		Agenda	701518372 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening and announcements		Non-Voting
2.
Approve to increase the amount of shares or rights to subscribe for shares to be issued or granted under, and extend the scope and term of, the current delegation to the Supervisory Board, as the Corporate body authorized to resolve on the issuance of, and/or the grant of rights to subscribe for, shares in the capital of the Company, as approved in the general meeting of shareholders on 05 NOV 2007
			Management	Against	Against
Comments-This could authorize much more than 10% dilution without pre-emptive rights
3.
Approve to extend the current delegation of the Supervisory
Board, as the Corporate body authorized to resolve on the
restriction or exclusion of any pre-emptive right in connection with the issuance of, and/or the grant of rights subscribe for, shares in the capital of the Company, as approved by the general meeting of the shareholders in 05 NOV 2007
			Management	Against	Against
Comments-This could authorize much more than 10% dilution without pre-emptive rights
4.
Authorize the Company to enter into all legal acts as referred to in
Section 2:94 Paragraph 2 of the Dutch Civil Code in respect of a contribution in kind in exchange for shares to be issued by the
Company
			Management	For	For
5.	Any other business and conclusion		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	326800	0	08-Apr-2008	08-Apr-2008

ASM PACIFIC TECHNOLOGY LTD
Security	G0535Q133		Meeting Type	Annual General Meeting
Ticker Symbol	522_HK		Meeting Date	21-Apr-2008
ISIN	KYG0535Q1331		Agenda	701532106 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited consolidated accounts and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final and second special dividend of HKD 1.10 per share and HKD 0.40 per share respectively for the YE 31 DEC 2007		Management	For	For
3.1	Re-elect Mr. Arthur H. del Prado as a Director		Management	For	For
3.2	Re-elect Mr. Tang Koon Hung, Eric as the Director		Management	For	For
3.3	Re-elect Mr. Arnold J.M. van der Ven as a Director		Management	For	For
3.4	Authorize the Board of Directors to fix the Directors' remuneration		Management	For	For
4.	Re-appoint Deloitte Touche Tohmatsu as the Auditor and authorize the Board of Directors to fix their remuneration		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	302828	2687672	15-Apr-2008	15-Apr-2008

BANCO SANTANDER CHILE
Security	05965X109		Meeting Type	Annual
Ticker Symbol	SAN		Meeting Date	22-Apr-2008
ISIN	US05965X1090		Agenda	932837480 - Management
Item	Proposal		Type	Vote	For/Against Management
01
APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET AND
CONSOLIDATED FINANCIAL STATEMENTS OF THE BANK
AND ITS SUBSIDIARIES, THE INDEPENDENT REPORT OF
THE EXTERNAL AUDITORS, AND THE NOTES
CORRESPONDING TO THE FINANCIAL YEAR ENDING
DECEMBER 31ST OF 2007.
			Management	For	For
02
ALLOCATION OF 2007 NET INCOME. A DIVIDEND OF
CH$1.064602782675430 PER SHARE WILL BE PROPOSED,
CORRESPONDING TO 65% OF 2007 NET INCOME. IT IS ALSO
BEING PROPOSED THAT THE REMAINING 35% OF NET
INCOME BE RETAINED.
			Management	For	For
03	DESIGNATION OF EXTERNAL AUDITORS.		Management	For	For
04	ELECTION OF BOARD MEMBERS. CANDIDATES WILL BE PROPOSED AT THE SHAREHOLDERS' MEETING.		Management	For	For
05	DETERMINATION OF BOARD REMUNERATION FOR 2008.		Management	For	For
06	AUDIT COMMITTEE'S ANNUAL REPORT AND APPROVAL OF AUDIT COMMITTEE'S BUDGET FOR 2008.		Management	For	For
07	ACCOUNT OF ALL OPERATIONS WITH RELATED PARTIES AS DEFINED BY ARTICLE 44 OF LAW 18,046.		Management	For	For
08	DISCUSS ANY MATTER OF INTEREST THAT SHOULD BE DISCUSSED IN AN ORDINARY SHAREHOLDERS' MEETING AS DEFINED BY LAW AND BY THE BANK'S BYLAWS.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	363744	0	11-Apr-2008	11-Apr-2008

BANK POLSKA KASA OPIEKI -GRUPA PEKAO S.A., WARSZAW
Security	X0641X106	Meeting Type	Annual General Meeting
Ticker Symbol	Meeting Date	23-Apr-2008
ISIN	PLPEKAO00016	Agenda	701497681 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Appoint the Meeting's Chairman	Management	No Action
3.	Approve the statement of the meeting's Legal Validity	Management	No Action
4.	Appoint the Ballot Couting Commission	Management	No Action
5.	Approve the agenda	Management	No Action
6.	Approve the Management's report on Company's activity in 2007	Management	No Action
7.	Approve the financial statement for 2007	Management	No Action
8.	Approve the Management's report on activity of the Bank's Capital Group in 2007	Management	No Action
9.	Approve the consolidated financial statement for 2007	Management	No Action
10.	Approve the Management motion on distribution of the net profit for 2007 and allocation of the part of funds from reserve to dividend payment	Management	No Action
11.	Approve the report of the Supervisory Board activity	Management	No Action
12.1	Approve the Management's report on activity in 2007	Management	No Action
12.2	Approve the financial statement for 2007	Management	No Action
12.3	Approve the Management's report on activity of the Bank's Capital Group	Management	No Action
12.4	Approve the consolidated financial statement	Management	No Action
12.5	Approve the distribution of the Bank's net proft for 2007, allocation funds to dividend payment	Management	No Action
12.6	Approve the Supervisory Board report on its activity in 2007	Management	No Action
12.7	Approve the duties' fulfilling by the Management	Management	No Action
12.8	Approve the duties' fulfilling by the Supervisory Board	Management	No Action
13.	Closure of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	133300	0	28-Mar-2008	28-Mar-2008

ALL AMERICA LATINA LOGISTICA SA
Security	01643R606	Meeting Type	MIX
Ticker Symbol	ALLL11_BZ	Meeting Date	28-Apr-2008
ISIN	BRALLLCDAM10	Agenda	701515299 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED.-
SHOULD YOU HAVE ANY QUESTIONS, PLEASE CONTACT
YOUR CLIENT SERVICE REPRESENTAT-IVE AT ADP THANK
YOU
Non-Voting
A.1	Approve to take the knowledge of the Directors accounts, the Company's consolidated financial statements and the accounting statements for the FYE 31 DEC 2007	Management	No Action
A.2	Approve to allocate the net profits from the FY and the distribution from the dividends	Management	No Action
A.3	Elect the members of the Board of Directors and Finance Committee	Management	No Action
A.4	Approve to set the global remuneration of the Board of Directors and of the financing committee	Management	No Action
E.1	Amend the wording of the main part of the Article 25	Management	No Action
E.2	Amend the wordings of items A and B of the Article 31, all of the Corporate Bylaws of the Company	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1813300	0	17-Apr-2008	17-Apr-2008

URBI DESARROLLOS URBANOS SA DE CV
Security	P9592Y103		Meeting Type	Ordinary General Meeting
Ticker Symbol	URBI*_MM		Meeting Date	28-Apr-2008
ISIN	MX01UR000007		Agenda	701538172 - Management
Item	Proposal		Type	Vote	For/Against Management
I.	Receive the reports and opinions of Article 28, Part IV of the Securities Market Law, for the FYE on 31 DEC 2007		Management	For	For
II.	Recive the report regarding the fulfillment of the Tax Obligations of the Company that are referred to in Article 86, XX, of the Income Tax Law		Management	For	For
III.	Approve the allocation of profits		Management	For	For
IV.	Approve the designation or ratification of the Members of the Board of Directors, and resolutions, regarding the remuneration for the same		Management	For	For
V.	Approve the designation or ratification of the Chairpersons of the Audit and Corporate Practices Committees		Management	For	For
VI.	Approve to determine the maximum amount of resources that can be allocated to the acquisition of own shares of the Company		Management	For	For
VII.	Approve the designation of special delegates of the meeting, for the execution and formalization of its resolutions		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	5897600	774000	17-Apr-2008	17-Apr-2008

COMPANHIA DE BEBIDAS DAS AMERICAS-AMBEV
Security	20441W203		Meeting Type	Annual
Ticker Symbol	ABV		Meeting Date	28-Apr-2008
ISIN	US20441W2035		Agenda	932878715 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	TO TAKE THE MANAGEMENT ACCOUNTS, EXAMINE, DISCUSS AND VOTE THE FINANCIAL STATEMENTS RELATED TO THE FISCAL YEAR OF 2007.		Management	For	For
O2	TO RESOLVE ON THE ALLOCATION OF THE NET INCOME FOR THE YEAR, AS WELL AS TO RATIFY THE DISTRIBUTION OF INTEREST.		Management	For	For
O3	TO RATIFY THE AMOUNTS PAID BY MEANS OF THE GLOBAL COMPENSATION ATTRIBUTED TO THE COMPANY'S ADMINISTRATORS FOR THE YEAR 2007.		Management	For	For
O4	TO DETERMINE THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS, TO ELECT ITS NEW MEMBERS AND RESPECTIVE DEPUTIES.		Management	For	For
O5	TO ELECT NEW MEMBERS OF THE FISCAL COUNCIL OF THE COMPANY AND RESPECTIVE DEPUTIES.		Management	For	For
E1	TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL, ON THE AMOUNT OF R$307,235,839.32, ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.		Management	For	For
E2	TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL, ON THE AMOUNT OF R$131,672,545.74.		Management	For	For
E3	BY VIRTUE OF THE RESOLUTIONS OF ITEMS (E1) AND (E2) ABOVE, TO AMEND ARTICLE 5 OF THE COMPANY'S BYLAWS.		Management	For	For
E4	TO APPROVE THE CANCELLATION OF COMMON AND PREFERRED SHARES OF THE COMPANY HELD IN TREASURY.		Management	For	For
E5	TO APPROVE THE CHANGE OF OFFICIAL NEWSPAPER FOR PUBLICATION OF NOTICES TO SHAREHOLDERS.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	270700	0	24-Apr-2008	24-Apr-2008

CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103	Meeting Type	MIX
Ticker Symbol	CYRE_BZ	Meeting Date	29-Apr-2008
ISIN	BRCYREACNOR7	Agenda	701535912 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
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VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
A.I	Approve the Board of Directors annual report, the financial statements relating to FYE 31 DEC 2007	Management	No Action
A.II
Approve the allocation of the net profit from the FY, distribution of dividends and ratify the payment of dividends and ratify the payment of interim dividends in the a mount of BRL
60,000,000.00, decided on by the Board of Directors at a meeting held on 05 SEP 2007, and of the participation that is dealt with in
Article 190 of Law 6404 76
Management	No Action
A.III	Elect the Members of the Board of Directors	Management	No Action
A.IV	Approve to set the global annual remuneration of the Members of the Company's Board of Directors	Management	No Action
E.I	Approve the new Cyrela in action Stock Option Plan	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	2014592	0	18-Apr-2008	18-Apr-2008

GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE
Security	P49501201		Meeting Type	Ordinary General Meeting
Ticker Symbol			Meeting Date	29-Apr-2008
ISIN	MXP370711014		Agenda	701537637 - Management
Item	Proposal		Type	Vote	For/Against Management
I.	Approve the reports that are referred to in the Article 28, Part IV, of the Securities Market Law, for the FYE on 31 DEC 2007		Management	For	For
II.	Approve the allocation of profits		Management	For	For
III.	Approve the designation of the Members of the Board of Directors of the Company and determine their independence and their compensation		Management	For	For
IV.	Approve the designation of the Members of the Audit and the Corporate Practices Committee, including the appointment of the Chairperson of said Committee and determine their compensation		Management	For	For
V.
Approve the report from the Board of Directors regarding the operations done with own shares during 2007, as well as
determine the maximum amount of funds that can be allocated to the purchase of own shares for the 2008 FY
			Management	For	For
VI.	Grant authority to carry out a collation of the Corporate By-Laws		Management	For	For
VII.	Approve the designation of the delegate or delegates to formalize and carry out, if relevant, the resolutions passed by the meeting		Management	For	For
VIII.	Approve the meeting minutes		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1699540	4500000	17-Apr-2008	17-Apr-2008
CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	CYRE_BZ		Meeting Date	29-Apr-2008
ISIN	BRCYREACNOR7		Agenda	701539453 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.
Amend the current Articles 1, 8, 11, 17, 19, 23 lines G, N and R,
26, 34, 35, 38 line H, 39 to 41, 43 to 48, with the exclusion of the current Articles 42, 49, 50 and 55 and the inclusion of the new
Articles to be numbered 40, 49 to 53, all of the Corporate By-Laws of the Company and the consolidated of the Corporate By-laws as a result of the mentioned amendments, in light of their updating in relation to the Rules of the Novo Mercado listing regulations of the
Sao Paulo Stock Exchange Bovespa
			Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	2014592	0	18-Apr-2008	18-Apr-2008

AMERICA MOVIL, S.A.B. DE C.V.
Security	02364W105		Meeting Type	Annual
Ticker Symbol	AMX		Meeting Date	29-Apr-2008
ISIN	US02364W1053		Agenda	932864285 - Management
Item	Proposal		Type	Vote	For/Against Management
I
APPOINTMENT OR, AS THE CASE MAY BE, REELECTION OF
THE MEMBERS OF THE BOARD OF DIRECTORS OF THE
COMPANY THAT THE HOLDERS OF THE SERIES "L" SHARES
ARE ENTITLED TO APPOINT. ADOPTION OF RESOLUTIONS
THEREON.
			Management	For	For
II	APPOINTMENT OF DELEGATES TO EXECUTE AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	535200	0	22-Apr-2008	22-Apr-2008

COMPANHIA VALE DO RIO DOCE
Security	204412209		Meeting Type	Annual
Ticker Symbol	RIO		Meeting Date	29-Apr-2008
ISIN	US2044122099		Agenda	932874236 - Management
Item	Proposal		Type	Vote	For/Against Management
O1A	APPRECIATION OF THE MANAGEMENTS' REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007		Management	For	For
O1B	PROPOSAL FOR THE DESTINATION OF PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT BUDGET FOR THE COMPANY		Management	For	For
O1C	APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL		Management	For	For
O1D	ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS		Management	For	For
E2A	THE APPROVAL FOR THE PROTOCOL AND JUSTIFICATION OF MERGER OF FERRO GUSA CARAJAS S.A., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY, PURSUANT TO ARTICLES 224 AND 225 OF THE BRAZILIAN CORPORATE LAW		Management	For	For
E2B	TO RATIFY THE APPOINTMENT OF DELOITTE TOUCHE TOHMATSU AUDITORES INDEPENDENTES, THE EXPERTS HIRED TO APPRAISE THE VALUE OF THE COMPANY TO BE MERGED		Management	For	For
E2C	TO DECIDE ON THE APPRAISAL REPORT, PREPARED BY THE EXPERT APPRAISERS		Management	For	For
E2D	THE APPROVAL FOR THE MERGER OF FERRO GUSA CARAJAS S.A., WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW SHARES BY THE COMPANY		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	39800	2247300	23-Apr-2008	23-Apr-2008

WILSON SONS LTD
Security	G96810117	Meeting Type	Annual General Meeting
Ticker Symbol	WSON11_BZ	Meeting Date	30-Apr-2008
ISIN	BRWSONBDR009	Agenda	701505604 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements for the year ended 31 DEC 2007 and the report of the Auditors thereon	Management	No Action
2.	Receive the company Bye Law 15.3 A, USD 1,981,000, being 5% of the Company's net profit for 2007, be credited to the legal reserve	Management	No Action
3.	Receive the Company Bye Law 15.3B, no sums should be set aside to the contingency reserve	Management	No Action
4.	Receive the Company Bye Law 15.3C, USD 16 million be made available for payment as dividends at the discretion of the Board	Management	No Action
5.
Re-appoint Deloitte Touche and Tohmatsu as the Auditors of the
Company, to hold office from the conclusion of this AGM until the conclusion of the AGM at which the Company's financial
statements are presented
Management	No Action
6.	Authorize the Company's Board of Directors to establish the Auditors remuneration	Management	No Action
7.	Approve the Company's Bye Law 34.1 that the number of Directors is and shall be 7	Management	No Action
8.	Appoint Mr.F.Gros to serve as the Chairman and Mr. J.F.G Vieir A to serve as the Deputy Chairman until the 2009 AGM	Management	No Action
9.	Ratify and Confirm of all and any actions taken by the Company's Board of Directors and the person entrusted when Company's management in the YE DEC 31 2007	Management	No Action

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF A-TTORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTIO-NS IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECT-ED.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTAT-IVE
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	872607	0	08-Apr-2008	08-Apr-2008

PT BUMI RESOURCES TBK
Security	Y7122M110		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	30-Apr-2008
ISIN	ID1000068703		Agenda	701540571 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve to revise the purchase price of takeover transaction, through its wholly owned subsidiary, Calipso Investment Pte, LTD, a Company incorporated under the laws of Singapore over Herald
Resource Limited [HR] shares, a Company incorporated in
Australia and listed in Australian Stock Exchange, according to
Australian Capital Market Regulations
			Management	Against	Against
Comments-Relevant PM's and Analysts are all against acquisition
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	22588000	0	18-Apr-2008	18-Apr-2008

CENTRAL EUROPEAN DISTRIBUTION CORP.
Security		153435102		Meeting Type	Annual
Ticker Symbol		CEDC		Meeting Date	01-May-2008
ISIN		US1534351028		Agenda	932846934 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	WILLIAM V. CAREY			For	For
	2	DAVID BAILEY			For	For
	3	N. SCOTT FINE			For	For
	4	TONY HOUSH			For	For
	5	ROBERT P. KOCH			For	For
	6	JAN W. LASKOWSKI			For	For
	7	MARKUS SIEGER			For	For
	8	SERGEY KUPRIYANOV			For	For
02	FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2008.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4		837	685300	58100	28-Apr-2008	28-Apr-2008

CHINA MOBILE (HONG KONG) LIMITED
Security	16941M109		Meeting Type	Annual
Ticker Symbol	CHL		Meeting Date	08-May-2008
ISIN	US16941M1099		Agenda	932860946 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	TO RECEIVE AND CONSIDER THE AUDITED FINANCIAL STATEMENTS AND THE REPORTS OF THE DIRECTORS AND AUDITORS.		Management	For	For
O2A	TO DECLARE AN ORDINARY FINAL DIVIDEND FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O2B	TO DECLARE A SPECIAL FINAL DIVIDEND FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O3A	TO RE-ELECT LU XIANGDONG AS A DIRECTOR.		Management	For	For
O3B	TO RE-ELECT XUE TAOHAI AS A DIRECTOR.		Management	For	For
O3C	TO RE-ELECT HUANG WENLIN AS A DIRECTOR.		Management	For	For
O3D	TO RE-ELECT XIN FANFEI AS A DIRECTOR.		Management	For	For
O3E	TO RE-ELECT LO KA SHUI AS A DIRECTOR.		Management	For	For
O4	TO RE-APPOINT MESSRS. KPMG AS AUDITORS AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.		Management	For	For
O5	TO GIVE A GENERAL MANDATE TO THE DIRECTORS TO REPURCHASE SHARES IN THE COMPANY.		Management	For	For
O6	TO GIVE A GENERAL MANDATE TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH ADDITIONAL SHARES IN THE COMPANY NOT EXCEEDING 20% OF THE AGGREGATE NOMINAL AMOUNT OF THE EXISTING ISSUED SHARE CAPITAL.		Management	Against	Against
Comments-Exceeds the 10% dilution limit that is our guideline for new issuance without rights
O7	TO EXTEND THE GENERAL MANDATE GRANTED TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH SHARES BY THE NUMBER OF SHARES REPURCHASED.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	77361	645100	25-Apr-2008	25-Apr-2008

TVN S.A., WARSZAWA
Security	X9283W102	Meeting Type	Ordinary General Meeting
Ticker Symbol	TVN:PW	Meeting Date	09-May-2008
ISIN	PLTVN0000017	Agenda	701545812 - Management
Item	Proposal	Type	Vote	For/Against Management

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Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect the Meeting Chairman	Management	No Action
3.	Approve the verification of correctness of convening the general meeting of shareholders and its capacity to adopt binding resolutions	Management	No Action
4.	Adopt the agenda	Management	No Action
5.	Elect the Ballot Committee	Management	No Action
6.	Approve the financial statements of the Company for the FY 2007	Management	No Action
7.	Approve the report of the Management Board on the Company's business activity in the FY 2007	Management	No Action
8.	Approve the consolidated financial statement of the TVN Capital Group for the FY 2007	Management	No Action
9.	Grant discharge to the Members of TVN Management Board for performing the duties during the FY 2007	Management	No Action
10.	Grant discharge to the Members of TVN Supervisory Board for performing the duties during the FY 2007	Management	No Action
11.	Approve the allocation of the profits achieved by TVN S.A. in the FY 2007	Management	No Action
12.	Approve the dividend payment, determining the record and pay date	Management	No Action
13.	Approve the report of TVN Supervisory Board on the Company's situation	Management	No Action
14.	Approve report on TVN Supervisory Board's and Board's Committees activity in 2007	Management	No Action
15.	Approve to establish the number of Supervisory Board's Members	Management	No Action
16.	Elect the Supervisory Board's Members	Management	No Action
17.
Amend the Incentive Scheme of TVN S.A. I and II including
changes of Resolutions of General Meeting of shareholders
concerning increase of the share capital, deprivation of the shareholders of their pre-emptive rights for subscription for TVN shares, issue of the subscription warrants, and regulations of
Incentive Schemes I and II
Management	No Action
18.	Adopt a uniform text of the Company's Articles of Association	Management	No Action
19.	Closing of the Meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1753507	0	21-Apr-2008	21-Apr-2008

CHINA INSURANCE INTERNATIONAL HOLDINGS CO LTD
Security	Y1456Z128		Meeting Type	Annual General Meeting
Ticker Symbol	966_HK		Meeting Date	15-May-2008
ISIN	HK0966037878		Agenda	701535253 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Received and adopt the audited financial statements and the report of the Directors and Independent Auditor's report for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend		Management	For	For
3.A	Re-elect Mr. Shen Koping Michael as a Director		Management	For	For
3.B	Re-elect Mr. Lau Siu Mun Sammy as a Director		Management	For	For
3.C	Re-elect Mr. Zheng Changyong as a Director		Management	For	For
3.D	Re-elect Mr. Che Shujian as a Director		Management	For	For
3.E	Authorize the Board of Directors to fix the Directors' fees		Management	For	For
4.	Appoint KPMG as the auditors and to authorize the Board of Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company to allot, issue or otherwise deal with any unissued shares in the capital of the Company and to make or grant offers, agreements, options and other rights or issue warrants which may require the exercise of such powers during and after the relevant period, not exceeding 20% of the aggregate nominal amount of the share capital of the Company in issue as at the date of passing of this resolution, otherwise than pursuant to a rights Issue [as hereinafter defined] or an issue of shares pursuant to the exercise of subscription rights attaching to any warrants issued by the Company or of any options which may be granted under any share option scheme or any other option scheme or similar arrangement for the time being adopted for the grant or issue to the grantees as specified in such scheme or similar arrangement of shares or rights to acquire shares or any scrip dividend schemes or similar arrangements providing for the allotment and issue of shares in lieu of the whole or part of a dividend on shares in accordance with the Articles of Association of the Company or a specific authority granted by the
shareholders of the Company in general meeting; [Authority
expires the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or By Law to be held]
			Management	Against	Against
Comments-Violates maximum of 10% share issuance without preemptive rights
6.
Authorize the Directors of the Company during the relevant period, to purchase Shares on The Stock Exchange of Hong Kong
Limited, not exceeding 10% of the aggregate nominal amount of share capital of the Company in issue as at the date of passing of this resolution and the said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or By the Law]
			Management	For	For
7.
Authorize the Directors of the Company, conditional upon the passing of Resolutions No.5 and No.6 above, to extend the
general mandate to the Directors of the Company to allot, issue and otherwise deal with shares in the capital of the Company and to make, issue or grant offers, agreements, options and/or
warrants which might require the exercise of such powers in
accordance with Resolution No.5 by the addition to the total nominal amount of share capital which may be allotted or agreed to be allotted by the Directors of the Company pursuant to such general mandate an amount representing the total nominal
amount of shares in the capital of the Company purchased by the
Company pursuant to the exercise by the Directors of the
Company in accordance with Resolution No.6 above of the
powers of the Company to purchase such shares, provided that such amount shall not exceed l0 % of the aggregate nominal
amount of the share capital of the Company in issue as at the date of passing this Resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1341000	0	13-May-2008	13-May-2008

HIKMA PHARMACEUTICALS PLC
Security	G4576K104		Meeting Type	Annual General Meeting
Ticker Symbol	HIK_LN		Meeting Date	15-May-2008
ISIN	GB00B0LCW083		Agenda	701540937 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the accounts for the FYE 31 DEC 2007, together with the reports of the Directors and the Auditors thereon		Management	For	For
2.	Declare a final dividend on the ordinary shares of 4.0 cents per ordinary share in respect of the YE 31 DEC 2007		Management	For	For
3.	Re-appoint Mr. Said Darwazah as a Director of the Company		Management	For	For
4.	Re-appoint Deloitte & Touche LLP as the Auditors of the Company		Management	For	For
5.	Authorize the Directors to set the remuneration of the Auditors		Management	For	For
6.	Approve the Remuneration Committee report for the FYE 31 DEC 2007		Management	For	For
7.	Authorize the Directors to allot relevant securities [within the meaning of Section 80[2] of the companies Act 1985] up to an aggregate amount of GBP 6,276,920		Management	Against	Against
Comments-Did not receive any disclosure documents related to AGM.
S.8	Authorize the Directors, subject to the passing of Resolution 7, to allot equity securities [as defined in Section 94 of the Companies Act 1985] for cash on a non pre-emptive basis		Management	Against	Against
Comments-Did not receive any disclosure documents related to AGM.
S.9
Adopt the new Articles of Association in substitution for, and to the exclusion of, the existing articles of Association and approve the subsequent changes of these newly adopted Articles of
Association with effect 00.01 a.m. on 01 OCT 2008
			Management	Against	Against
Comments-Did not receive any disclosure documents related to AGM.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	2085200	0	06-May-2008	06-May-2008

EVRAZ GROUP SA, LUXEMBOURG
Security	30050A202		Meeting Type	Annual General Meeting
Ticker Symbol	EVR_LI		Meeting Date	15-May-2008
ISIN	US30050A2024		Agenda	701568961 - Management
Item	Proposal		Type	Vote	For/Against Management
1.1	Approve the report of the Statutory Auditor and the External Auditor and of the Board of Directors on the stand alone accounts of the Company as per 31 DEC 2007		Management	For	For
1.2	Approve the stand-alone account audited by the External Auditor of the Company as per 31 DEC 2007		Management	For	For
2.
Approve to allocate the results for the period ending on 31 DEC
2007 as follows: a] in order to comply with applicable laws, the
Company will procure allocation of 5% of net profit to the legal reserve until such legal reserve reach 10% of the share capital; b]
to distribute annual dividends to the holders of record of shares in the share register of the Company as of 14 MAY 2008 in
proportion to their participation in the share capital of the
Company, provided that the dividend per 1 GDR shall be EURO
equivalent of USD 1.40 and dividend per 1 share in the Company shall be EURO equivalent of USD 4.20; c) the dividends shall be paid to the shareholders of record as of 14 MAY 2008 by 15 JUL
2008 at the latest, payment of the dividends to the GDRs holders shall be made in accordance with the terms of business and
practice of Bank of New York acting as custodian
			Management	For	For
3.1	Approve the reports of the Board of Directors and of the External Auditor on the consolidated accounts as per 31 DEC 2007		Management	For	For
3.2	Approve the consolidated accounts audited by the External Auditor for the year ending 31 DEC 2007		Management	For	For
4.	Grant discharge to the Members of the Board of Directors of the Company, to the Statutory Auditor and to the External Auditor for the execution of their mandate performed until 31 DEC 2007		Management	For	For
5.
Amend the Articles of Association of the Company in order to increase the number of Directors of the Company from 9 to 10 persons starting from 15 MAY 2008 and the first paragraph of
Article 6 of the Articles of Association of the Company as specified
			Management	For	For
6.1.a
Elect Messrs. Alexander Abramov, Otari Arshba, Gennady
Bogolyubov, James W. Campbell, Philippe Delaunois, Alexander
Frolov, Olga Pokrovskaya, Terry J. Robinson, Eugene Shvidler,
Eugene Tenenbaum, as the Directors for a perind ending
immediately after the approval of the annual accounts of the
Company covering the period 01 JAN-31 DEC 2008 as specified
			Management	For	For
6.1.b	Elect Ms. Alexandra Trunova, as the Statutory Auditor of the Company until approval of the annual accounts of the Company covering the period of 01 JAN to 31 DEC 2008		Management	For	For
6.1.c	Elect Ernst & Young, as the External Auditor of the Company until the approval of the annual accounts of the Company covering the period of 01 JAN-31 DEC 2008		Management	For	For
6.2
Approve to determine the level of remuneration of all Directors of the Company [with exception for Mr. Otari Arshba] to be fixed for all Management services rendered in respect of each FY and
being a flat annual fee of USD 150,000, payable by monthly
installments of USD 12,500 payable on the 25th day of each
calendar month, in addition to the aforementioned, any Director may get an additional compensation for [a] serving as a Chairman on 1 or more of the Board Committees created and/or to be
created by the Board of Directors pursuant to the Articles of
Associations of the Company, in such case, such Director will be
			Management	For	For

granted a fee payable by the Company together with the annual fees in the amount of USD 50,000, payable in monthly
installments of USD 4,166.66; and [b] participating as Member of the Board Committees for the fee of USD 24,000, payable in
monthly installments of USD 2,000; for the avoidance of doubt, the fees payable for the Chairmanship of the Committee shall exclude the right to claim the payment of the fee for Membership, and even when elected as Chairman of more than one Committee,
such Director shall be eligible for getting the fees for 1
Chairmanship only, the fees above represent the maximum fee of the Directors and can be decreased pursuant to a respective
decision of the Board of Directors of the Company, in addition, the
Board of Directors may modify the mechanics of payment of the remuneration of Directors

6.3
Approve to determine the remuneration of Mr. Alexander V. Frolov
[as the Chairman of the Board of Directors and as Chief Executive
Officer, subject to his election by the Board of Directors at the meeting immediately following the AGM] consisting of the
following: [i] the Directors fee as stated in Paragraph 7.2 above plus any applicable fees for participation in the work of the Board
Committees; and [ii] a bonus [which the Company is in no
obligation to pay and if the Company shall pay a bonus in any 1 year, this shall not give rise to a contractual entitlement to a bonus in future years] subject to the discretion of the Remuneration
Committee of the Company and by the Board of Directors of the
Company, the bonus contemplated is subject to the achievement of a performance condition based on the target value figures set out by the Board of Directors for the Chairman of the Board as to
the key performance indicators
			Management	For	For
6.4
Authorize the Chairman of the Board of the Company to sign the
Management service agreements [including any amendments and
modifications thereto] with Mr. James Campbell, Mr. Philippe
Delaunois and Mr. Terry J. Robinson [as Independent Directors of
the Company]
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	575300	0	06-May-2008	06-May-2008

CHINA SHENHUA ENERGY COMPANY LTD
Security	Y1504C113		Meeting Type	Annual General Meeting
Ticker Symbol	1088_HK		Meeting Date	16-May-2008
ISIN	CNE1000002R0		Agenda	701516974 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the report of the Board of Directors of the Company for the YE 31 DEC 2007		Management	For	For
2.	Receive the report of the Board of Supervisors of the Company for the YE 31 DEC 2007		Management	For	For
3.	Approve the Audited financial statements of the Company for the YE 31 DEC 2007		Management	For	For
4.	Approve the Company's profit distribution plan for the YE 31 DEC 2007		Management	For	For
5.	Approve the remuneration of the Directors and the Supervisors of the Company in 2007		Management	For	For
6.
Re-appoint KPMG Huazhen and KPMG as the PRC and
International Auditors respectively of the Company for 2008; and
authorize the Committee appointed by the Board comprising
Messrs. Chen Biting and Ling Wen, all being Directors of the
Company, to determine their remuneration
			Management	For	For
7.	Approve the amendments to the "Connected Transaction Decision System of China Shenhua Energy Company Limited"		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	10098000	0	07-May-2008	07-May-2008

SASOL LTD
Security	803866102		Meeting Type	Ordinary General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	16-May-2008
ISIN	ZAE000006896		Agenda	701555736 - Management
Item	Proposal		Type	Vote	For/Against Management
1.s.1	Amend the Articles of Association of the Company; by inserting of 3 new Article, namely Articles 1[1] [V] 160 and 161 as specified		Management	For	For
2.S.2
Approve, special resolution number 1, contained in the Notice also containing this resolution, 28,385,645 of the 1,175,000,000
authorized but unissued ordinary shares of no par value in the capital of the Company are converted into 28,385,646 Sasol
Preferred Ordinary Shares of no par value, having the rights privileges and conditions contained in the new Article 160 of the
Company's Articles
			Management	For	For
3.S.3
Approve, subject to the passing and registration of special
resolution number 1 contained in the notice also containing this resolution, 18,923,764, authorized but unissued ordinary shares of no par value in the capital of the Company are converted into
18,923,764, Sasol BEE ordinary shares of no par value, having the rights, privileges and conditions contained in the new Article
161 of the Company's Articles
			Management	For	For
4.S.4
Approve, subject to the passing and registration of special
resolutions Numbers 2 and 3 contained in the notice also
containing this resolution, the existing Clause 10(b) of the
Company's Memorandum of Association [Memorandum] is
deleted and replaced with the following paragraph; (b) the number of ordinary shares without par value is: 1,127,690, 590 ordinary shares of no par value; 28,385,646 ordinary shares of no par value; 18,923,764 Sasol BEE ordinary shares of no par value
			Management	For	For
5.O.1
Approve, to place 1,892,376 ordinary shares in the authorized but unissued share capital of the Company [the Management Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the JSE listings Requirements to allot and issue to the Trustees of the Sasol Inzalo Management
Trust [the Management Trust] for a cash consideration of 0,01
[one cent] per-ordinary share, of which Management Trust the following will be beneficiaries to the extent indicated as specified
			Management	For	For
6.S.5
Authorize, subject to the passing of ordinary resolution number 1 contained In the Notice also containing this resolution, the
Company to issue the Management Trust Share Allocation in
ordinary resolution Number 1 at 0,01 [1%] per share to the
Trustees of the Sarol Inzalo Management Trust [the Management
Trust] which is a price lower than the amount arrived at dividing that part of the stilled capital contributed by already issued shares of that class, by the number of issued shares of that class, namely
6,34
			Management	For	For
7.S.6
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the Notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Kandimathie Christine Ramon
may be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the trust deed of the Management Trust, tabled at the meeting and initialed by the
Chairperson for identification [the Management Trust Deed]
			Management	For	For
8.S.7
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust share
allocation in ordinary resolution number 1 to the Trustees of the
Management Trust of which Mr.Anthony Madimetja Mokaba may
be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the Management Trust
Deed
			Management	For	For

9.S.8
Approve, that, subject to the passing and registration of special resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Victoria Nolitha Fakude may be a beneficiary with a vested right in respect of 25,000 ordinary shares in accordance with the terms of the Management Trust Deed
			Management	For	For
10S.9
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust in which future Black Managers, other than
Black Executive Directors, who are employed by a Member of the
Sasol Group at the time when the Management Trust issues
invitations to potential beneficiaries and who are identified by the
Compensation Committee of the Company, who will, if they
become beneficiaries, have vested rights in the aggregate in respect of such number of ordinary shares as may be identified by the Compensation Committee of the Company in accordance with the terms of the Management Trust Deed
			Management	For	For
11S10
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust, in which future Black Managers who may be
employed by a Member of the Sasol Group, including those at the level of Sasol Group Management and Black Executive Directors,
identified by the Compensation Committee of the Company, as
potential beneficiaries of the Management Trust who will, if they become beneficiaries, have vested rights in respect of such
number of ordinary shares as may be identified by the
Compensation Committee of the Company, in accordance with the terms. of the Management Trust Deed
			Management	For	For
12S11
Authorize, subject to the passing and registration of special resolutions Numbers 5 through to 10 and the passing of ordinary resolution number 1 contained in the Notice also containing this resolution, the Company [without the retention by the
shareholders of the right to amend or revoke this special
resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as a specific authority in terms of Section 85 of the Companies Act and subject to the JSE listings Requirements, to repurchase ordinary shares in the issue share capital of the Company, from the Trustees of the
Management Trust in, accordance with the provisions of the
Management Trust Deed, and Section 5.69 of the JSE Listings
Requirements namely: authorization is given thereto by the
Company's Articles of Association as specified
			Management	For	For
13O.2
Approve to place 23,339,310, ordinary shares in the authorized but unissued share capital of the Company [the Employee Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the] JSE Listings Requirements to allot and issue to the Trustees of the Sasol lnzalo Employee
Trust [Employee Trust] for a cash consideration of 0,01 [one cent]
per ordinary share, in accordance with the provisions of the trust deed of the Employee Trust, tabled at the meeting and initialled by the chairperson for identification
			Management	For	For

14S12
Authorize, that subject to the passing of ordinary resolution number 2 contained in rile notice also containing this resolution, the Company to issue the Employee Trust share Allocation
approved in ordinary resolution number 2 at 0.01 (one cent) per share to the Trust of he Sasol lnzalo Employee Trust [Employee
Trust] which is a price lower than the amount arrived at dividing that part of the staled capital contributes by already issued shares of that class; by the number of issued share of that class, namely
6,34
			Management	For	For
15S13
Approve, the subject to the passing and registration of special resolution number l2 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the issue by the Company of the Employee Trust Share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust in which managing who are employed by a
Member of the Sasol Group at the time when the Employee Trust issues facilitations to potential beneficiaries and who are identified by the Compensation Committee of the Company for the purposes of this resolution With, if they become beneficiaries have vested right in the 850 ordinary shares in accordance with the terms of the trust deed of the Employee Trust; cabled at the meeting and initialled by the Chairperson for identification [the Employee Trust deed] is approved
			Management	For	For
16S14
Approve, that, subject to the passing and registration of special resolution number 12 and the Passing of ordinary resolution
number 2 contained in the Notice also Containing this resolution, the issue by the Company of the Employee Trust share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust, in which future Managers who may be employed by a member of the Sasol Group identified by the Compensation
Committee of the Company, as potential beneficiaries of the
Employee Trust will if they become beneficiaries, have vested rights in respect of a maximum of 850 ordinary shares, in
accordance with the terms of the Employee Trust Deed
			Management	For	For
17S15
Authorize, subject to the passing and registration of special resolution number 12 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as it specific authority in terms of section 85 of the
Companies Act and subject to the JSE Listings Requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Employee Trust in accordance with the provisions of the trust deed of the Employee Trust Deed, and Section 5.09 of the JSE Listings Requirements namely:
authorization is given thereto by the Company's Articles of
Association as specified
			Management	For	For
18O.3
Approve to place 9,461,882 ordinary shares in the authorized but unissued share capital of the Company [the Foundation Share
Allocation] under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies
Act and subject to the JSE listings Requirements to allot and issue to the Trustees of the Sesol Inzalo Foundation for cash
consideration of 0,01 per ordinary share, in accordance with the provisions of the trust deed of the foundation, tabled at the meeting and initialed by the Chairperson for identification as specified
			Management	For	For

19S16
Authorize, subject to the passing of ordinary resolution 3
contained in the Notice also containing this resolution, the
Company to issue the Foundation Shilre Aliocation approved in ordinary resolution 3 at 0,01 (one cent) per share to the Trustees of the Silsol Inzalo Foundation [Foundation] which is a price lower than the amount arrived at by dividing that part of the stated
capital contributed by already issued shares of that class, namely
R6,34 as specified
			Management	For	For
20S17
Authorize, subject to the passing and registration of special resolution 16 and the passing of ordinary resolution 3 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the
Company in breach of any contractual obligations which it
concludes or has concluded in anticipation of obtaining this authority] as specific authority in terms of Section 85 of the
Companies Act and subject to the JSE listing requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Foundation in accordance with the provisions of the trust deed of the foundation tabled at the meeting and initialed by the Chairperson for identification, and
Section 5.69 of the JSE Listing requirements namely as specified
			Management	For	For
21O.4
Approve, subject to the passing and registration of special
resolutions 1, 2 and 4 contained in the Notice also containing this resolution, to palce 9,461,882 Sasol Preferred Ordinary shares in the authorized but unissued share capital of the Company under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the
JSE Listing Requirements, to allot and issue to Sasol Inzalo
Groups Funding limited for a cash consideration of 366 as
specified
			Management	For	For
22S18
Authorize subject to the passing and registration of special resolution 2 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section 38(2A) of the Companies
Act to Sasol Inzalo Groups Funding limited on the basis of the agreements tabled at the meeting and initialed by the Chairperson for identification and which will be available to the shareholders for their perusal in the form of as specified and the Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the financial assistance referred to above, for the duration of the transactions
contemplated in the agreements; and subsequent to the
transaction contemplated in the agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company for this purpose the assets and liabilities have been recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual financial statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act
			Management	For	For
23S19
Approve, that subject to the passing and registration of special resolutions 2 and 18 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the granting of financial assistance by the Company to the Sasol Inzalo Groups
Facilitation Trust [Groups Facilitation Trust] is approved in accordance with section 38(2A) of the Companies Act to enable the Groups Facilitation Trust to: 1) subscribe for; and/or 2)
acquire, any ordinary shares in Sasol Inzalo Groups Limited
[Groups Invest Co] as provided in terms of the Governing
Agreement between the Company, Groups Fund Co and Groups
Invest Co dated 07 APR 2008, tabled at the meeting and initialled by the Chairperson for identification purposes, on tile basis that such financial assistance will be made available by the Company to the Groups Facilitation Trust by way of loans by the Company or by the Company procuring that a third party makes loans to the
Groups Facilitation Trust which are guaranteed by the Company;
the Company will decide at the relevant rime whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the
Foundation is the sole beneficiary of the Groups Facilitation Trust;
the reason for special resolution 19 is to obtain the relevant approval of the shareholders of the Company in terms of Section
38(2A) of the Companies Act in respect of the financial assistance given by the Company to Groups Facilitation Trust in connection with the subscription for shares in the Company's share capital;
the effect of special resolution 19 is that the Company will be authorized to give financial assistance in terms of Section 38(2A)
or the Companies Act
			Management	For	For

24O.5
Approve, subject to the passing and registration of special
resolutions 1, 3 and 4 contained in the notice also containing this resolution, to place 18,923,764 Sasol BEE Ordinary Shares in the authorized but unissued share capital of the Company are placed under the control of the directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE Listings Requirements, to allot and issue for a cash consideration of 366 [three hundred and sixty six rand] per
Sasol BEE Ordinary Share to the black public pursuant to an
invitation to the block public requiring the full subscription price to be paid by the subscriber in particular but without limiting the according to allot and issue to the Directors of the Company to the maximum extent indicated opposite their names, Sasol BEE
Ordinary Shares listed below as specified
			Management	For	For
25S20
Approve, the granting of financial assistance by the Company to the Sasol Inzalo Public Facilitation Trust [Public Facilitation Trust]
in accordance with Section 38(2A) of the Companies Act be
approved to enable the Facilitation Trust to subscribe for: 1. the difference between 2,838,564 Sasol BEE Ordinary Shares and the number of Sasol Bee Ordinary shares subscribed for by the black public pursuant to an invitation issued by the Company during
2008 [the shortfall], at a subscription price of 366 per Sasol BEE
Ordinary share, provided that to the extent that the black public subscribes for more than 16,085,200 ordinary shares in Sasol
Inzalo Public Limited [Public Invest Co] pursuant to the public invitation referred to in paragraph 2, the shortfall shall be reduced by such number; and 2. the difference between 16 085 200
[sixteen million eight five thousand two hundred] ordinary shares in Public Invest Co and the number of ordinary shares in Public
Invest Co subscribed for by the black public pursuant to an
invitation issued by Public Invest Co during 2008 [the funded shortfall], at a subscription price of 5% of 366 per ordinary share in respect of the first 100 ordinary shares and 10% of 366 per
ordinary share in respect of the balance of such ordinary shares to be subscribed for by the Public Facilitation Trust, provided that to the extent that the black public subscribes for more than
			Management	For	For

2,838,564 Sassol BEE Ordinary shares pursuant to the public
invitation referred to in paragraph 1, the funded shortfall shall be reduced by such number, and to acquire any such Sasol BEE
ordinary shares in Public Invest Co and the number of ordinary shares in Public Invest Co which the holders thereof may be
obliged to dispose of as a result of breaching the terms of the invitation to which they have agreed, on the basis that such financial assistance will be made available by the Company to the
Public Facilitation Trust by way of loans by the Company or by the
Company procuring that a third party makes loans to the Public
Facilitation Trust which are guaranteed by the Company; the
Company will decide at the relevant time whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the Foundation is the sole beneficiary of the Public Facilitation Trust

26O.6
Approve, subject to passing and registration of Special resolutions numbers 1, 2 and 4 contained in the notice also containing this resolution, 18,923,764 Sasol preferred ordinary shares in the authorized but unissued share capital of the Company are placed under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE listing requirements, to allot issued for a cash consideration of 366[three hundred and sixty six rand] per Sasol preferred ordinary shares, to public Fund Co in which the
Directors of the Company listed below may be interest via Sasol
Inzalo Public Limited to the maximum extent indicated opposite their names, as specified
			Management	For	For
27S21
Approve, subject to the passing of ordinary resolution 6 contained in the notice also containing this resolution, the provisions of funding and/or the furnishing of security by the Company to Sasol
Inzalo Public Funding limited, in which Mandla Sizwe Vulindlela
Gantsho who is Director of the Company, may be indirecty
interested, in respect of a maximum of 273,200 ordinary shares in
Sasol Inzalo Public Limited is approved on the basis of the
agreements tabled at the meeting and intialled by the Chairperson for identification in the form of as specified
			Management	For	For
28S22
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this Resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundco, in which Sam Montsi who is a
Director of the Company, may be indirectly interested in respect of a maximum of 120,000 shares in Public Invest Company, is
approved on the basis of the Public Fund Co Agreement in the form of the funding identified in Special Resolution 21
			Management	For	For
29S23
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co. in which Thembalihle Hixonia
Nyasulu who is a Director of the Company, may be indirectly
interested in respect of a maximum of 112,000 ordinary share 5 in
Public Invest Co, is approved on the basis of the Public Fund Co
Agreements, in the form of the funding identified in Special
Resolution 21
			Management	For	For
30S24
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of Jecurity by the
Company to Public Fund Company, in which Anthony Madlmetja
Mokaoo who is Director of the Company, may be indirectly
interested hi respect of a maximum of 273,200 ordinary shares in
Public Invest Co, is approved on the basis of the Public Fund Co agreement in the form of the funding identified in Special
Resolution 21
			Management	For	For
31S25
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundeo. in wllich Victoria Nolitha Fakude who is a Director of the Company, may be indirectly interested in respect of a maximum of 73,200 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fun Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For

32S26
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co., in which Kandimathie Christine
Ramon who is a Director of the Company, may be indirectly
interested in respect of a maximum of 273,200 ordinary shares in
Public Invenst Co., is approved on the bam of the Public Fund Co, agreement, in the form of the funding identified in Special
Resolution 21
			Management	For	For
33S27
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution the
provision of funding and/or the furnishing of Jecurity by /the
Company to Public Fund Co, in which Imogen Nonhlanhla Mkhize who is Director of the Company, may be indirectly interested in respect of a maximum of 130, 000 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
34S28
Approve, subject to the passing of ordinary resolution6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public
Fund Co., in which a black manager employed by member of the
Sasol Group, who may qualify for participation in the Boack Public
Funded invitation, may be indirectly interested in respect of the maximum number of ordinary shares in Public Invest Co refleted opposite the manger's name as specified and it is approved on the basis of the Public Fund Co Agreements, in the form of the
funding identified in Special Resolution 21
			Management	For	For
35S29
Approve, subject to the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public fund Co., in which one or more managers employed by a member of the Sasol Group [other than those referred to in Special
Resolution 28 contained in the Notice also containing this
resolution] as identified by the Sasol Nomination and Governance
Committee may be indirectly interested, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
36S30
Authorize, subject to the passing and registration of Special
Resolution 2 and the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of section 38(2A) of the Company
Act to Public Fund Co., on the basis of the public Fund Co
agreements, in the form of the financial assistance identified
Special Resolution 21 subject to the Directors of the Company being satisfied that: the Company will be able to pay its debts as they become due in the ordinary course of the business
subsequent to providing the financial assistance referred to above, for the duration of the transactions contemplated in agreements;
and subsequent to the transaction contemplated in the Public
Fund Co agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will
			Management	For	For

be in excess of the consolidated liabilities of the company for this purpose the assets and liabilities have been recognized and
measures in accordance with the accounting policies used in the
Company's latest audited consolidated annual financial
statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section 38(2B) of the Companies Act

37O7
Authorize the Directors of the Company, with the authority to delegate to anyone of the Directors or an employee of the
Company, to approve and sign all such documents and do all
such things and take such further and other actions that maybe necessary to give effect to the special and ordinary resolutions set out in this Notice
			Management	For	For
38S31
Authorize, subject to the passing and registration of ordinary resolution 1 contained in the Notice also containing this resolution, the Company to give financial assistance in terms of section
38(2A) of the Companies Act to the Management Trust, being the amount necessary to enable the trustees of the Management
Trost to subscribe for the shares referred to in ordinary resolution
1, subject to the Directors of the Company being satisfied that the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the tanuctions contemplated in the Management Team Deed; and
subsequent to the subscription contemplated in the Management
Trust Deed, providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company, for this purpose the assets liabilities have been recognized and measured in accordance with the accounting policies used in the Company's audited consolidated financial statements, Furthermore for this purpose contingent liabilities have account for as required in terms of section 38(2B) of the Companies Act
			Management	For	For
39S32
Authorize, subject to the passing and registration of Ordinary resolution 2 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies Act to the Employee Trust, being that amount necessary to enable tile trustees of the Employee to
subscribe for the shires referred to in extraordinary resolution 2, subject to the Directors of the Company being satisfied the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the transactions contemp and slibsequent to the subscription
contemplated In the Employee Deed, providing the financial
assistance referred to above, consolidated assets Company will be in excess of the consolidated liabilities of the Company For this purpose the assets and liabilities have been recognised and
measured in accordance with the accounting policies used in the
Company's latest in audited consolidated annual financial
statements Furthermore, for this purpose contingent liabilities have been accounted of section 38(2B) of the Companies Act
			Management	For	For
40S33
Authorize, subject to the passing and registration of ordinary resolution 3 contained in the Nolice also Company in resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies to the foundation, being the amount
necessary to enable the trustees of the Foundation to subscribe for the shares referred to in ordinary resolution 3, subject to the directors of the Company being satisfied the Company will be able to pay its debts is they become due in the ordinary course of the business subsequent to the financial statements referred to
above, for the duration of the transactions contemplated in the trust deed of the Foundation; and subsequent to the subscription contemplated in the trust deed of the Foundation, providing the
			Management	For	For

financial referred to above, tile consolidated fairly valued of the
Company will be in excess of the consolidated liabilities of the
Company, for this purpose the assets and liabilities been
recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual finandal statements. Furthermore, {or this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	790820	0	08-May-2008	08-May-2008

CEZ A.S., PRAHA
Security	X2337V121	Meeting Type	Ordinary General Meeting
Ticker Symbol	CEZ_CP	Meeting Date	21-May-2008
ISIN	CZ0005112300	Agenda	701543325 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Elect the Chairman of the general meeting minutes of the keeper, scrutineers, and the verify the records	Management	No Action
2.	Receive the reports on the Company entrepreneurial activity and the state of its property in the year 2207	Management	No Action
3.	Receive the report of the Supervisory Board	Management	No Action
4.	Approve the closing of books and the consolidated closing of books Cez Group 2007	Management	No Action
5.	Approve the division of the profit including the decision on payment of the dividends and the bonuses	Management	No Action
6.	Approve to change in the Company status	Management	No Action
7.	Approve the decrease of Capital equity	Management	No Action
8.	Approve the acquisition of the Company own shares	Management	No Action
9.	Approve the volume of the financial means for the provision of gifts	Management	No Action
10.	Approve to change of the conception of the business activities	Management	No Action
11.	Approve to conform the co-option recall and elect the Supervisory Members	Management	No Action
12.	Approve the contract of performance of the post of the Supervisory Members	Management	No Action
13.	Approve the changes of the Option Program	Management	No Action
14.	Approve the Capital live assurance for the Company Bodies	Management	No Action
15.	Conclusion	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	493100	0	09-May-2008	09-May-2008

HACI OMER SABANCI HLDG S A
Security	M8223R100	Meeting Type	Ordinary General Meeting
Ticker Symbol	Meeting Date	21-May-2008
ISIN	TRASAHOL91Q5	Agenda	701567440 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Opening, forming of the Presidential Board, Homage	Management	No Action
2.	Authorize the Presidential Board to sign the minutes of the General Board Meeting	Management	No Action
3.	Receive the report of the Board of Directors and the Auditors report for the year of 2007	Management	No Action
4.	Approve the giving of information to the shareholders on the donations made within 2007	Management	No Action
5.	Approve the Budget and Profit/Loss statement of year 2007, approve the proposal made on distribution of profit	Management	No Action
6.	Approve the acquittal of Members of the Board and the Auditors for their activities in 2007	Management	No Action
7.	Approve the Independent Audit firm selected by the Board of Directors	Management	No Action
8.	Approve the delegation authority to Chairman and the Members of the Board to conduct the operations outlined in Articles 334 and 335 of Turkish Commercial Code	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	3824700	0	07-May-2008	07-May-2008

ISRAEL CHEMICALS LTD
Security	M5920A109		Meeting Type	Annual General Meeting
Ticker Symbol	ICI_IT		Meeting Date	22-May-2008
ISIN	IL0002810146		Agenda	701545658 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, ISRAELI MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD E-ITHER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT W-E MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL
Non-Voting
1.	Approve the presentation of the financial statements and Directors report for the year 2007		Management	For	For
2.
Re-appoint Messrs. Nir Gilad, Yosi Rosen, Noga Yatziv, Avisar
Paz, Chaim Erez, Victor Medina, Moshe Vidman, Amnon Sadeh,
Abraham Schochet, Irit Izekson as the external directors to
continue in office by provision of Law
			Management	For	For
3.	Re-appoint Accountant-Auditors until the next AGM and authorize the Board to fix their fees		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	4354900	0	13-May-2008	13-May-2008

CHINA MERCHANTS HOLDINGS (INTERNATIONAL) CO LTD
Security	Y1489Q103		Meeting Type	Annual General Meeting
Ticker Symbol	144_HK		Meeting Date	23-May-2008
ISIN	HK0144000764		Agenda	701558061 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and consider the Audited Consolidated Financial Statements and the Report of the Directors and the Independent Auditor's Report for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend for the YE 31 DEC 2007		Management	For	For
3.i	Re-elect Mr. Li Yinquan as a Director		Management	For	For
3.ii	Re-elect Mr. Hu Jianhua as a Director		Management	For	For
3.iii	Re-elect Mr. Wang Hong as a Director		Management	For	For
3.iv	Re-elect Mr. Tsang Kam Lan as a Director		Management	For	For
3.v	Re-elect Mr. Lee Yip Wah Peter as a Director		Management	For	For
3.vi	Re-elect Mr. Li Kwok Heem John as a Director		Management	For	For
3.vii	Re-elect Mr. Li Ka Fai David as a Director		Management	For	For
3viii	Authorize the Board to fix the remuneration of the Directors		Management	For	For
4.	Re-appoint the Auditors and authorize the Board to fix their remuneration		Management	For	For
5.A
Approve the subject to paragraph (c) of this Resolution and
pursuant to section 57B of the Companies Ordinance, the
exercise by the Directors of the Company during the Relevant
Period as specified of all the powers of the Company to allot, issue and deal with additional shares in the capital of the
Company or securities convertible into such shares or options, warrants or similar rights to subscribe for any shares in the
Company and to make or grant offers, agreements and options
which might require the exercise of such power be and is hereby generally and unconditionally approved; (b) the approval in
paragraph (a) of this Resolution shall authorize the Directors of the Company during the Relevant Period to make or grant offers, agreements and options which would or might require the exercise of such power after the end of the Relevant Period
			Management	For	For
5.B
Authorize the Directors of the Company to repurchase its own shares on The Stock Exchange of Hong Kong Limited [the stock
Exchange] or any other stock exchange on which the securities of the Company may be listed and recognized by the securities and futures commission and the stock exchange for this purpose,
subject to and in accordance with all applicable laws and the requirements of the rules governing the listing of securities on the
Stock Exchange [Listing Rules] or of any other stock exchange as amended from time to time, during relevant period, shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue on the date of the passing of this
resolution and the said approval shall be limited accordingly; and
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or any applicable law to be held]
			Management	For	For
5.C
Approve, conditional upon Resolutions Number 5.A and 5.B as
specified, the aggregate nominal amount of the number of shares in the capital of the Company which are repurchased by the
Company under the authority granted to the Directors of the
Company as specified in Resolution Number 5.B specified in the notice convening this meeting shall be added to the aggregate nominal amount of share capital that may be allotted or agreed conditionally or unconditionally to be allotted by the Directors of the Company pursuant to Resolution Number 5.A as specified,
provided that the amount of share capital repurchased by the
Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of the passing of this resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	343600	7000000	13-May-2008	13-May-2008

PT BANK RAKYAT INDONESIA (PERSERO) TBK
Security	Y0697U104		Meeting Type	Annual General Meeting
Ticker Symbol	BBRI_IJ		Meeting Date	26-May-2008
ISIN	ID1000096001		Agenda	701565129 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve the Board of Director's report for book year 2007 and the report of the Company's annual activities and program of
partnership and environment development in book year 2007 and ratify the financial report for book year 2007 and the partnership and community development program report for book year 2007
			Management	For	For
2.	Approve to determine the Company's profit utilization for book year 2007		Management	For	For
3.	Approve to determine the salary honorarium, tantiem and remuneration for the Board of Directors and Commissioners		Management	For	For
4.
Authorize the Board of Directors to appoint the Public Accountant to audit the Company's book for book year 2008 and appoint
Public Accountant to audit the program of partnership and
environment development for book year 2008
			Management	For	For
5.	Authorize the Board of Commissioners to approve the increasing of the Company's capital		Management	Against	Against
Comments-No disclosure provided.
6.	Amend the Company's Article of Association		Management	Against	Against
Comments-No disclosure provided.

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN MEETING DATE AND RECORD D-ATE. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS PROXY F-ORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	28342500	0	07-May-2008	07-May-2008

CHINA PETROLEUM & CHEMICAL CORPORATION
Security	16941R108		Meeting Type	Annual
Ticker Symbol	SNP		Meeting Date	26-May-2008
ISIN	US16941R1086		Agenda	932895331 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	TO CONSIDER AND APPROVE THE REPORT OF THE BOARD OF DIRECTORS OF SINOPEC CORP. FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O2	TO CONSIDER AND APPROVE THE REPORT OF THE SUPERVISORY BOARD OF SINOPEC CORP. FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O3	APPROVE THE AUDITED FINANCIAL REPORT AND CONSOLIDATED FINANCIAL REPORT OF SINOPEC REPORT FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O4	APPROVE THE PROFIT DISTRIBUTION PLAN AND DISTRIBUTION OF FINAL DIVIDEND OF SINOPEC CORP. FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O5	APPROVE THE RE-APPOINTMENT OF KPMG HUAZHENG AND KPMG AS THE DOMESTIC AND OVERSEAS AUDITORS OF SINOPEC CORP.		Management	For	For
O6	TO CONSIDER AND AUTHORISE THE BOARD OF DIRECTORS TO DETERMINE THE INTERIM PROFIT DISTRIBUTION PLAN OF SINOPEC CORP. FOR 2008.		Management	For	For
S7	TO GRANT TO THE BOARD OF DIRECTORS OF SINOPEC CORP. A GENERAL MANDATE TO ISSUE NEW SHARES.		Management	Against	Against
Comments-Exceeds our guideline of maxiumum 10% share issuance without preemptive rights
S8	APPROVE THE RESOLUTION REGARDING THE ISSUE OF DOMESTIC CORPORATE BONDS IN PRINCIPAL AMOUNT NOT EXCEEDING RMB 20 BILLION.		Management	For	For
S9	TO AUTHORISE THE BOARD OF DIRECTORS TO DEAL WITH ALL MATTERS IN CONNECTION WITH THE ISSUE OF DOMESTIC CORPORATE BONDS.		Management	For	For
S10	TO REVIEW AND APPROVE THE RESOLUTION REGARDING THE AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF SINOPEC CORP.		Management	For	For
S11	TO AUTHORISE THE SECRETARY TO THE BOARD TO MAKE FURTHER NECESSARY AMENDMENTS AS MENTIONED IN RESOLUTION 10 ABOVE.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	80847	118800	13-May-2008	13-May-2008

CHINA MENGNIU DAIRY CO LTD
Security	G21096105		Meeting Type	Annual General Meeting
Ticker Symbol	2319_HK		Meeting Date	28-May-2008
ISIN	KYG210961051		Agenda	701563771 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the audited consolidated financial statements and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Approve the final dividend		Management	For	For
3.a	Re-elect Mr. Niu Gensheng as a Director and authorize the Board of Directors of the Company to fix his remuneration		Management	For	For
3.b	Re-elect Mr. Sun Yubin as a Director and authorize the Board of Directors of the Company to fix his remuneration		Management	For	For
3.c	Re-elect Mr. Li Jianxin as a Director and authorize the Board of Directors of the Company to fix his remuneration		Management	For	For
4.	Re-appoint Ernst & Young as the Auditors of the Company and authorize the Board of Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company during the relevant period to repurchase shares of HKD 0.10 each in the capital of the
Company [Shares] on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange on which the securities of the Company may be listed and recognized by the Securities and Futures Commission of Hong Kong and the
Stock Exchange for this purpose, subject to and in accordance with applicable laws and the requirements of the Rules Governing the Listing of Securities on the Stock Exchange or of any other stock exchange as amended from time to time; shall not exceed
10% of the aggregate nominal amount of the share capital of the
Company in issue at the date of passing this Resolution 5 as specified; and [Authority expires at the earlier of the conclusion of the next AGM of the Company; or the expiration of the period within which the next AGM of the Company is required by its
Articles of Association or by any applicable Law(s) to be held]
			Management	For	For
6.
Authorize the Directors to allot, issue and deal with additional shares and to make or grant offers, agreements, options and
warrants which might require the exercise of such power, during and after the relevant period, shall not exceed of 20% of the aggregate nominal amount of the share capital of the Company in issue at the date of passing this Resolution 6, otherwise than pursuant to, i) a rights issue [as specified], ii) any option scheme or similar arrangement for the time being adopted for the grant or issue to officers and/or employees of the Company and/or any of its subsidiaries of shares or rights to acquire shares or iii) any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares in accordance with the Articles of Association of the Company;
[Authority expires at the earlier of the conclusion of the next AGM of the Company; or the expiration of the period within which the next AGM of the Company is required by its Articles of Association or by any applicable Law(s) to be held]
			Management	Against	Against
Comments-Exceeds our guideline of maxiumum 10% share issuance without preemptive rights
7.
Approve, subject to the passing of Resolutions 5 and 6, to extend by the addition to the aggregate nominal amount of the share capital of the Company which may be allotted or agreed to be allotted by the Directors of the Company pursuant to such general mandate an amount representing the aggregate nominal amount
of shares repurchased by the Company pursuant to the general mandate referred to in Resolution 5 above provided that such amount shall not exceed 10% of the existing issued share capital of the Company at the date of passing this Resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	8074000	0	13-May-2008	13-May-2008

CHINA MENGNIU DAIRY CO LTD
Security	G21096105		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	2319_HK		Meeting Date	28-May-2008
ISIN	KYG210961051		Agenda	701563808 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify the entering into the Equity Interest Transfer
Agreement dated 08 APR 2008 by the Company [the 'Equity
Interest Transfer Agreement'] for the acquisition of an aggregate
72,011,566 shares in Inner Mongolia Mengniu Dairy Company
Limited, [the 'Sale Shares'] from the sellers named therein [the
'Sellers'] entered into between the Company and the Sellers and the transactions contemplated thereby and the performance
thereof by the Company; and authorize: the Directors of the
Company to issue an aggregate of 135,328,255 shares in the
Company to the Sellers pursuant to and in accordance with the terms and conditions contained in the Equity Interest Transfer
Agreement as consideration shares; and any one Director of the
Company to do all such things and sign, seal, execute, perfect, perform and deliver all such documents as he may in his absolute discretion consider necessary or desirable or expedient to give effect to the Equity Interest Transfer Agreement or for the
implementation of all transactions thereunder
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	8074000	0	13-May-2008	13-May-2008

STANDARD BANK GROUP LIMITED
Security	S80605140		Meeting Type	Annual General Meeting
Ticker Symbol	SBK_SJ		Meeting Date	28-May-2008
ISIN	ZAE000109815		Agenda	701568074 - Management
Item	Proposal		Type	Vote	For/Against Management
O.1	Receive and adopt the annual financial statements for the YE 31 DEC 2007, including the reports of the Directors and Auditors		Management	For	For
O.2	Approve the fees payable to the Non-Executive Directors for 2008		Management	For	For
O.2.1	Approve the proposed fees payable to the Non-Executive Directors for 2008: Chairman of Standard Bank Group- ZAR 3,272,947 per annum		Management	For	For
O.2.2	Approve the proposed fees payable to the Non-Executive Directors for 2008: Director of Standard Bank Group- ZAR 128,000 per annum		Management	For	For
O.2.3	Approve the proposed fees payable to the Non-Executive Directors for 2008: International Director of Standard Bank Group- EUR 30,100 per annum		Management	For	For
O.2.4	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group credit committee: Member- ZAR 12,500 per meeting		Management	For	For
O.2.5	Approve the proposed fees payable to the Non-Executive Directors for 2008: Directors' affairs committee: Chairman- ZAR 80,000 per annum; Member- ZAR 40,000 per annum		Management	For	For
O.2.6	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group risk and capital Management Committee: Chairman- ZAR 200,000 per annum; Member- ZAR 100,000 per annum		Management	For	For
O.2.7	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group remuneration committee: Chairman- ZAR 136,000 per annum; Member- ZAR 62,500 per annum		Management	For	For
O.2.8	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group remuneration committee: Chairman- ZAR 108,000 per annum; Member-ZAR 54,000 per annum		Management	For	For
O.2.9	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group audit committee: Chairman- ZAR 254,000 per annum; Member- ZAR 117,000 per annum		Management	For	For
O2.10	Approve the proposed fees payable to the Non-Executive Directors for 2008: Ad hoc meeting attendance- ZAR 12500 per meeting		Management	For	For
O.3.1	Elect Mr. Kaisheng Yang as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.2	Elect Mr. Yagan Liu as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.3	Elect Mr. Doug Band as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.4	Elect Mr. Koosum Kalyan as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.5	Elect Mr. Saki Macozoma as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.6	Elect Mr. Rick Menell as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.7	Elect Mr. Adv Kgomotso Moroka as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For

O.3.8	Elect Mr. Cyrill Ramaphosa as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.9	Elect Mr. Martin Shaw as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.4.1
Re-appoint Mr. Koosum Parsotam Kalyan [Kalyan] as a Director of the Company, the participation by Kalyan in the Tutuwa Managers
Trust 1 [Masters reference number IT 7153/2004] as a beneficiary in respect of a maximum of 125,000 Standard Bank Group
ordinary shares
			Management	For	For
O.4.2
Authorize the Directors, for the purpose of carrying out the terms of the Standard Bank Equity Growth Scheme [the Equity Growth
Scheme], other than those which have specifically been
appropriated for the Equity Growth Scheme in terms of ordinary resolutions duly passed at previous AGM's of the Company
specifically placed under the control of the Directors, authorized to allot and issue those shares in terms of the Equity Growth
Scheme
			Management	For	For
O.4.3
Authorized the Directors, for the purpose of carrying out the terms of the Standard Bank Group Share Incentive Scheme [the
Scheme], other than those which have specifically been
appropriated for the Scheme in terms of ordinary resolutions duly passed at previous AGM's of the Company specifically placed
under the control of the Directors, authorized to allot and issue those shares in terms of the Scheme
			Management	For	For
O.4.4
Authorized the Directors of the Company, that the unissued
ordinary shares in the authorized share capital of the Company
[other than those specifically identified in ordinary Resolutions 4.2 and 4.3] placed under the control of the to allot and issue the ordinary shares at their discretion until the next AGM of the
Company, subject to the provisions of the Companies Act, 61 of
1973, as amended, the Banks Act, 94 of 1990, as amended and
the Listings Requirements of the JSE Limited and subject to the aggregate number of ordinary shares able to be allotted and
issued in terms of this resolution being limited to 5% of the number of ordinary shares in issue at 31 DEC 2007
			Management	For	For
O.4.5
Authorized the share capital of the Company that the unissued non-redeemable, non-cumulative, non-participating preference shares (non-redeemable preference shares) in the placed under the control of the Directors of the Company to allot and issue the non-redeemable preference shares at their discretion until the next AGM of the Company, subject to the provisions of the
Companies Act, 61 of 1973, as amended, the Banks Act, 94 of
1990, as amended and the Listings Requirements of the JSE
Limited
			Management	For	For
O.4.6
Authorized the Directors of the Company and given a renewable general authority to make payments to shareholders in terms of section 5.85(b) of the Listings Requirements of the JSE Limited
(the Listings Requirements), subject to the provisions of the
Companies Act, 61 of 1973, as amended (the Companies Act),
the Banks Act, 94 of 1990, as amended and the Listings
Requirements, including, amongst others, the following
requirements: (a) payments to shareholders in terms of this
resolution shall be made in terms of Section 90 of the Companies
Act and be made pro rata to all shareholders; (b) in any one financial year, payments to shareholders in terms of this resolution shall not exceed a maximum of 20% of the Company's issued
			Management	For	For

share capital, including reserves but excluding minority interests, and revaluations of assets and intangible assets that are not supported by a valuation by an Independent Professional expert acceptable to the JSE Limited prepared within the last 6 months, measured as at the beginning of such FY; and [authority expires at the end of the next AGM of the Company or for 15 months from the date of this resolution]

O.4.7	Amend that the Standard Bank Equity Growth Scheme [the Equity Growth Scheme] as specified		Management	For	For
S.5.1
Authorize the Directors of the Company, with effect from the date of this AGM, as a general approval in terms of Section 85(2) of the
Companies Act, 61 of 1973, as amended [the Companies Act], the acquisition by the Company and, in terms of Section 89 of the
Companies Act, the acquisition by any subsidiary of the Company from time to time, of such number of ordinary shares issued by the company and at such price and on such other terms and
conditions as the Directors may from time to time determine, subject to the requirements of the Companies Act, the Banks Act,
94 of 1990, as amended and the Listings Requirements of the J5E
Limited (the Listings Requirements), which include, amongst
others, the following: any such acquisition will be implemented through the order book operated by the trading system of the JSE
Limited and done without any prior understanding or arrangement between the Company and the counterparty [reported trades
being prohibited]; the acquisition must be authorizes by the
Company's Articles of Association; the authority is limited to the purchase of a maximum of 10% of the Company's issued ordinary share capital in any one FY; acquisition must not be made at a price more than 10% above the weighted average of the market value for the ordinary shares of the Company for the five business days immediately preceding the date of acquisition at any point in time, the Company may only appoint one agent to effect any
repurchase(s) on the Company's behalf; the Company may only
acquire its ordinary shares if, after such acquisition, it still complies with the shareholder spread requirements as set out in the Listings Requirements; the Company or its subsidiary may not repurchase securities during a prohibited period, unless they have in place a repurchase programmed where the dates and quantities of securities to be traded during the relevant period are fixed (not subject to any variation and full details of the programme have been disclosed in an announcement over SENS prior to the
commencement of the prohibited period; that an announcement
containing full details of such acquisitions of shares will be published as soon as the Company and/or its subsidiary (ies)
has/have acquired shares constituting, on a cumulative basis, 3%
of the number of shares in issue at the date of the general
meeting at which this special resolution is considered and, if approved, passed, and for each 3% in aggregate of the initial number acquired thereafter; and in the case clan acquisition by a subsidiary of the Company and the number of shares to be
acquired, is not more than 10% in the aggregate of the number of issued shares of the Company [authority expires whichever is earlier until the next AGM of the Company or 15 months from the date on which this resolution is passed]
			Management	For	For
S.5.2	Amend the Articles of Association, by the deletion of Article 184.2.7 and replacing it with the new Article 184.2.7 and as specified		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	672757	0	16-May-2008	16-May-2008

CHINA RESOURCES ENTERPRISE LTD
Security	Y15037107		Meeting Type	Annual General Meeting
Ticker Symbol	291_HK		Meeting Date	29-May-2008
ISIN	HK0291001490		Agenda	701558085 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the audited financial statements and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Approve to declare a final dividend		Management	For	For
3.A	Re-elect Mr. Song Lin as a Director		Management	For	For
3.B	Re-elect Mr. Chen Shulin as a Director		Management	For	For
3.C	Re-elect Mr. Kwong Man Him as a Director		Management	For	For
3.D	Re-elect Mr. Li Fuzuo as a Director		Management	For	For
3.E	Re-elect Mr. Du Wenmin as a Director		Management	For	For
3.F	Re-elect Mr. Houang Tai Ninh as a Director		Management	For	For
3.G	Re-elect Dr. Li Ka Cheung, Eric as a Director		Management	For	For
3.H	Re-elect Dr. Cheng Mo Chi as a Director		Management	For	For
3.I	Approve to fix the fees for all the Directors		Management	For	For
4.	Re-appoint the Auditors and authorize the Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company, to repurchase shares of
HKD 1.00 each in the capital of the Company on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] or on any
other stock exchange on which the securities of the Company may be listed and recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange for this
purpose, subject to and in accordance with all applicable laws and the requirements of the Rules Governing the Listing of Securities
on the Stock Exchange or of any other stock exchange as
amended from time to time, during the relevant period, shall not exceed 10% of the aggregate nominal amount of the issued share capital of the Company as at the date of this resolution and the said approval shall be limited accordingly; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the
Company is required by law to be held]
			Management	For	For
6.
Authorize the Directors of the Company, pursuant to Section 57(B)
of the Companies Ordinance, to allot, issue and deal with
additional shares of HKD 1.00 each in the capital of the Company and to make or grant offers, agreements and options, during and after the relevant period, the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option or otherwise] and issued by the Directors of the Company pursuant to the approval of this resolution, otherwise than i) a rights issue; ii) an issue of shares under any option scheme or similar arrangement for the time
being adopted for the grant or issue of shares or rights to acquire shares of the Company; iii) an issue of shares upon the exercise of the subscription or conversion rights under the terms of any warrants or any securities of the Company which are convertible into shares of the Company; or iv) an issue of shares as scrip dividends pursuant to the Articles of Association of the Company
			Management	Against	Against

from time to time, shall not exceed 20% of the aggregate nominal amount of the issued share capital of the Company as at the date of passing this resolution and the said approval shall be limited accordingly; [Authority expires the earlier of the conclusion of the next AGM of the Company; or the expiration of the period within which the next AGM of the Company is required by Law to be
held]

Comments-Exceeds our guideline of maxiumum 10% share issuance without preemptive rights
7.
Approve, subject to the passing of the Resolutions 5 and 6, the general mandate granted to the Directors of the Company to allot, issue and deal with additional shares pursuant to the Resolution 6 and extended by the addition thereto of an amount representing the aggregate nominal amount of shares in the capital of the
Company repurchased by the Company under the authority
granted pursuant to the Resolution 5, provided that such amount of shares so repurchased shall not exceed 10% of the aggregate nominal amount of the issued share capital of the Company as at the date of the said resolution
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	7506000	0	13-May-2008	13-May-2008
HON HAI PRECISION IND LTD
Security	Y36861105		Meeting Type	Annual General Meeting
Ticker Symbol	2317_TT		Meeting Date	02-Jun-2008
ISIN	TW0002317005		Agenda	701554671 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 451047 DUE TO RECEIPT OF A-DDITIONAL RESOLUTIONS.
ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISR-EGARDED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
A.1	The 2007 business operations		Non-Voting
A.2	The 2007 audited reports		Non-Voting
A.3	The status of joint-venture in People's Republic of China		Non-Voting
A.4	The establishment for the rules of the Board Meeting		Non-Voting
A.5	Other presentations		Non-Voting
B.1	Approve the 2007 financial statements		Management	For	For
B.2	Approve the 2007 profit distribution		Management	For	For
B.3	Approve to issue new shares from retained earnings		Management	For	For
B.4	Approve the proposal of capital injection to issue global depositary receipt		Management	For	For
B.5	Approve to revise the Articles of Incorporation		Management	Against	Against
Comments-We could not find any discolsure on this item.
B.6	Approve to revise the procedures of asset acquisition or disposal		Management	Against	Against
Comments-We could not find any discolsure on this item.
B.7	Other issues and extraordinary motions		Management	Abstain	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	3780320	0	19-May-2008	19-May-2008

SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL
Security	Y7473H108		Meeting Type	Annual General Meeting
Ticker Symbol	000810_KS		Meeting Date	05-Jun-2008
ISIN	KR7000810002		Agenda	701593255 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement(s)		Management	For	For
2.	Elect the Directors		Management	For	For
3.	Approve the remuneration limit of the Directors		Management	Against	Against
Comments-We are voting against item 3 due to absence of disclosure
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	180700	0	22-May-2008	22-May-2008

JIANGSU EXPRESSWAY CO LTD
Security	Y4443L103		Meeting Type	Annual General Meeting
Ticker Symbol	177_HK		Meeting Date	06-Jun-2008
ISIN	CNE1000003J5		Agenda	701562135 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 467479 DUE TO NON NUMBERED-AND NON VOTABLE
RESOLUTION TURNED TO NUMBERED AND VOTABLE
RESOLUTION. ALL VOT-ES RECEIVED ON THE PREVIOUS
MEETING WILL BE DISREGARDED AND YOU WILL NEED TO
R-EINSTRUCT ON THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Receive and approve the report of the report of the Board of Directors of the Company for the YE 31 DEC 2007		Management	For	For
2.	Receive and approve the report of the Supervisory Committee of the Company for the YE 31 DEC 2007		Management	For	For
3.	Receive and approve the annual budget report for year 2007		Management	For	For
4.	Receive and approve the audited accounts and the Auditor report for the YE 31 DEC 2007		Management	For	For
5.	Approve the profit distribution scheme of the Company in respect of the final dividend for the YE 31 DEC 2007: the Company to declare a final dividend of RMB 0.27 per share[ tax inclusive]		Management	For	For
6.
Appoint Deloitte Touche Tohmatsu Certified Public Accountants
Limited and Deloitte Touche Tohmatsu respectively as the
Company's Domestic and International Auditors with a confirmed annual remuneration of RMB 2.1 million
			Management	For	For
7.	Appoint Mr. Du Wen Yi as a Director of the Company		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	26454000	0	21-May-2008	21-May-2008

VIMPEL-COMMUNICATIONS
Security	68370R109		Meeting Type	Contested-Annual
Ticker Symbol	VIP		Meeting Date	09-Jun-2008
ISIN	US68370R1095		Agenda	932898349 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE 2007 VIMPELCOM ANNUAL REPORT PREPARED IN ACCORDANCE WITH RUSSIAN LAW		Management	For	For
02	APPROVAL OF VIMPELCOM'S UNCONSOLIDATED ACCOUNTING STATEMENTS, INCLUDING PROFIT AND LOSS STATEMENT FOR 2007 (PREPARED IN ACCORDANCE WITH RUSSIAN STATUTORY ACCOUNTING PRINCIPLES)		Management	For	For
03	ALLOCATION OF PROFITS AND LOSSES RESULTING FROM 2007 FINANCIAL YEAR OPERATIONS INCLUDING ADOPTION OF THE DECISION (DECLARATION) ON PAYMENT OF DIVIDENDS ON THE FINANCIAL YEAR RESULTS		Management	For	For
05	ELECTION OF THE AUDIT COMMISSION		Management	For	For
06	APPROVAL OF EXTERNAL AUDITORS		Management	For	For
07	APPROVAL OF A CHANGE IN THE COMPENSATION OF THE MEMBERS OF THE BOARD OF DIRECTORS		Management	For	For
08	APPROVAL OF REORGANIZATION OF VIMPELCOM THROUGH THE STATUTORY MERGER OF CERTAIN OF ITS SUBSIDIARIES INTO VIMPELCOM AND OF THE MERGER AGREEMENTS		Management	For	For
09	APPROVAL OF THE AMENDMENTS TO THE CHARTER OF VIMPELCOM		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	533100	3900	21-May-2008	21-May-2008

VIMPEL-COMMUNICATIONS
Security	68370R109		Meeting Type	Contested-Annual
Ticker Symbol	VIP		Meeting Date	09-Jun-2008
ISIN	US68370R1095		Agenda	932899973 - Management
Item	Proposal		Type	Vote	For/Against Management
01
"PLEASE NOTE: CUMULATIVE VOTING IS MANDATORY FOR
THE ELECTION OF DIRECTORS FOR THIS MEETING. ANY
VOTING DONE ON THIS AGENDA IS FOR RECORD KEEPING
PURPOSES ONLY. IN ORDER FOR YOUR CUMULATIVE VOTE
ON DIRECTORS TO BE COUNTED YOU MUST RETURN THE
APPROPRIATE PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE. NO VOTING WILL BE ACCEPTED FROM
THIS AGENDA"
			Management	Against	Against
4A
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: DAVID J. HAINES
			Management	Against	Against
4B
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: MIKHAIL M. FRIDMAN
			Management	Against	Against
4C
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: KJELL MORTEN JOHNSEN
			Management	Against	Against
4D
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: HANS PETER KOHLHAMMER
			Management	Against	Against
4E
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: JO O. LUNDER
			Management	Against	Against
4F
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: OLEG A. MALIS
			Management	Against	Against
4G
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: LEONID R. NOVOSELSKY
			Management	Against	Against
4H
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: ALEXEY M. REZNIKOVICH
			Management	Against	Against
4I
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: OLE BJORN SJULSTAD
			Management	Against	Against

4J
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: JAN EDVARD THYGESEN
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	533100	3900	21-May-2008	21-May-2008

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Special
Ticker Symbol	PBR		Meeting Date	09-Jun-2008
ISIN	US71654V4086		Agenda	932915563 - Management
Item	Proposal		Type	Vote	For/Against Management
01
TO APPROVE THE DISPOSAL OF THE CONTROL OF THE
SUBSIDIARY OF PETROBRAS, DAPEAN PARTICIPACOES
S.A., BY MEANS OF THE MERGER INTO THIS COMPANY OF
FASCIATUS PARTICIPACOES S.A., A TRANSACTION
INSERTED IN THE SPHERE OF THE INVESTMENT
AGREEMENT ENTERED INTO AMONG PETROBRAS,
PETROBRAS QUIMICA S.A. - PETROQUISA AND UNIPAR-
UNIAO DE INDUSTRIAS PETROQUIMICAS S.A., FOR THE
CREATION OF A PETROCHEMICAL COMPANY, ACCORDING
TO A MATERIAL FACT OF NOVEMBER 30, 2007.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	792384	726300	02-Jun-2008	02-Jun-2008

PHILIPPINE LONG DISTANCE TELEPHONE CO.
Security	718252604		Meeting Type	Consent
Ticker Symbol	PHI		Meeting Date	10-Jun-2008
ISIN	US7182526043		Agenda	932905423 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING 31 DECEMBER 2007 CONTAINED IN THE COMPANY'S 2007 ANNUAL REPORT.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	124215	12900	21-May-2008	21-May-2008

PHILIPPINE LONG DISTANCE TELEPHONE CO.
Security	718252604		Meeting Type	Annual
Ticker Symbol	PHI		Meeting Date	10-Jun-2008
ISIN	US7182526043		Agenda	932907085 - Management
Item	Proposal		Type	Vote	For/Against Management
2A	ELECTION OF DIRECTOR: REV. FR. BIENVENIDO F. NEBRES, S.J. (INDEPENDENT DIRECTOR)		Management	For	For
2B	ELECTION OF DIRECTOR: MR. OSCAR S. REYES (INDEPENDENT DIRECTOR)		Management	For	For
2C	ELECTION OF DIRECTOR: MR. PEDRO E. ROXAS (INDEPENDENT DIRECTOR)		Management	For	For
2D	ELECTION OF DIRECTOR: MR. ALFRED V. TY (INDEPENDENT DIRECTOR)		Management	For	For
2E	ELECTION OF DIRECTOR: MS. HELEN Y. DEE		Management	For	For
2F	ELECTION OF DIRECTOR: ATTY. RAY C. ESPINOSA		Management	For	For
2G	ELECTION OF DIRECTOR: MR. TATSU KONO		Management	For	For
2H	ELECTION OF DIRECTOR: MR. TAKASHI OOI		Management	For	For
2I	ELECTION OF DIRECTOR: MR. NAPOLEON L. NAZARENO		Management	For	For
2J	ELECTION OF DIRECTOR: MR. MANUEL V. PANGILINAN		Management	For	For
2K	ELECTION OF DIRECTOR: MS. CORAZON S. DE LA PAZ- BERNARDO		Management	For	For
2L	ELECTION OF DIRECTOR: MR. ALBERT F. DEL ROSARIO		Management	For	For
2M	ELECTION OF DIRECTOR: ATTY. MA. LOURDES C. RAUSA- CHAN		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	124215	12900	30-May-2008	30-May-2008

SYNNEX TECHNOLOGY INTL CORP
Security	Y8344J109		Meeting Type	Annual General Meeting
Ticker Symbol	2347_TT		Meeting Date	11-Jun-2008
ISIN	TW0002347002		Agenda	701595867 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 471380 DUE TO ADDITION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
A.1	The 2007 business operations		Non-Voting
A.2	The 2007 audited reports		Non-Voting
A.3	The impairment of goodwill form investing 100% subsidiary Teampo Technology		Non-Voting
A.4	Other presentations		Non-Voting
B.1	Approve the 2007 financial statements		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.2	Approve the 2007 profit distribution, cash dividend: TWD 2 per share		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.3	Approve to issue the new shares from retained earnings, stock dividend: 100 for 1,000 shares held		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.4	Approve the capital injection		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.5	Approve to revise the procedures of asset acquisition or disposal		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.6	Approve to revise the Article of Incorporation		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.7	Extraordinary motions		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	12185000	0	04-Jun-2008	04-Jun-2008

PT BUMI RESOURCES TBK
Security	Y7122M110		Meeting Type	MIX
Ticker Symbol			Meeting Date	12-Jun-2008
ISIN	ID1000068703		Agenda	701579382 - Management
Item	Proposal		Type	Vote	For/Against Management
A.1	Approve the Company's performance report 2007		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.2	Ratify the financial statement 2007		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.3	Approve the Profit allocation		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.4	Appoint the Public Accountant for financial report 2008		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.5	Approve the bonus and remuneration to the Board of Director and Commissioner		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
E.1	Approve to change the Articles of Association to comply with the UU No. 40 th 2007		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
E.2	Grant authority to buy back Company's share		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN NUMBERING AND TEXT OF RES-OLUTIONS. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS PR-OXY FORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	22588000	0	04-Jun-2008	04-Jun-2008

TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD
Security	Y84629107		Meeting Type	Annual General Meeting
Ticker Symbol	2330_TT		Meeting Date	13-Jun-2008
ISIN	TW0002330008		Agenda	701576956 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 468955 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Chairman's address		Non-Voting
2.1	2007 business report		Non-Voting
2.2	Audit Committee's report		Non-Voting
2.3	The implementation of common shares buyback		Non-Voting
2.4	TSMC's 'rules and procedures of Board of Directors meetings'		Non-Voting
3.1	Approve the 2007 business report and financial statements		Management	For	For
3.2	Approve the distribution of 2007 profits		Management	For	For
3.3	Approve the capitalization of 2007 dividends, 2007 employee profit sharing and capital surplus		Management	For	For
4.	Other business and special motion		Non-Voting
5.	Meeting adjourned		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	13908158	0	05-Jun-2008	05-Jun-2008

MEDIATEK INCORPORATION
Security	Y5945U103		Meeting Type	Annual General Meeting
Ticker Symbol	2454_TT		Meeting Date	13-Jun-2008
ISIN	TW0002454006		Agenda	701601266 - Management
Item	Proposal		Type	Vote	For/Against Management
1.1	To report the business of 2007.		Non-Voting
1.2	Statutory supervisors report of 2007.		Non-Voting
2.1	To accept 2007 business report and financial statements.		Management	For	For
2.2	To approve the proposal for distribution of 2007 profits (cash dividend: TWD 19.0 per share, stock dividend: 10/1000 shs).		Management	For	For
3.1	Discussion on issuing new shares from distribution of profits and employee bonus.		Management	For	For
4.1	Other proposals and extraordinary motions.		Management	For	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1815000	0	05-Jun-2008	05-Jun-2008

DELTA ELECTRS INC
Security	Y20263102		Meeting Type	Annual General Meeting
Ticker Symbol	2308_TT		Meeting Date	13-Jun-2008
ISIN	TW0002308004		Agenda	701611712 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 480775 DUE TO CHANGE IN VO-TING STATUS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
A.1	2007 business operations		Non-Voting
A.2	2007 financial statements		Non-Voting
A.3	2007 audited reports		Non-Voting
A.4	The establishment for the rules of the Board meetings		Non-Voting
B.1	Approve the 2007 financial statements		Management	For	For
B.2	Approve the 2007 profit distribution; proposed cash dividend: TWD 5.5 per share		Management	For	For
B.3	Approve the issuance of new shares from retained earnings and capital reserves; proposed stock dividend: 10 for 1,000 shares held and proposed bonus issue : 10 for 1,000 shares held		Management	For	For
B.4	Amend the Articles of Incorporation		Management	For	For
B.5	Approve the revision to the rules of the election of the Directors and Supervisors		Management	For	For
B.6	Approve to release the prohibition on the Directors from participation in competitive business		Management	For	For
B.7	Extraordinary motions		Management	For	Against
Comments-We choose to avoid abstaining whenever possible; instead voting For/Against.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	8710929	0	09-Jun-2008	09-Jun-2008

X5 RETAIL GROUP N V
Security	98387E205		Meeting Type	Annual General Meeting
Ticker Symbol	FIVE_LI		Meeting Date	16-Jun-2008
ISIN	US98387E2054		Agenda	701611320 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening and announcements		Non-Voting
2.	Receive the report of the Management Board for the FY 2007		Management	For	For
3.A	Adopt the financial statements for the FY 2007		Management	For	For
3.B	Approve to explain the dividend policy on additions to reserves and dividends		Management	For	For
3.C	Approve the allocation of the Company's profit		Management	For	For
4.A	Grant discharge to the Members of the Management Board from liability		Management	For	For
4.B	Grant discharge to the Members of the Supervisory Board from liability		Management	For	For
5.	Adopt the Remuneration Policy of the Management Board		Management	For	For
6.A	Re-appoint Mr. Vladimir Ashurkov as a Member of the Supervisory Board		Management	For	For
6.B	Appoint Mr. Alexander Tynkovan as a new Member of the Supervisory Board		Management	For	For
6.C	Approve the remuneration of Mr. Alexander Tynkovan, a Member of the Supervisory Board		Management	For	For
7.
Approve the indemnity arrangement for the Management Board,
and designation of the Chairman of the Remuneration Committee as the authorized person to execute these arrangements on
behalf of the Company
			Management	For	For
8.	Approve the indemnity arrangement for the Supervisory Board Members		Management	For	For
9.	Approve to adjust the Employee Stock Option plan		Management	For	For
10.	Amend the Articles of Association		Management	Against	Against
Comments-Voting against because there is inadequate disclosure of proposed amendmants.
11.	Authorize the Management Board to have the Company acquire shares or depository receipts[i.e. GDRs] in its own capital		Management	For	For
12.	Authorize the Management Board to allow the Company to sell or otherwise dispose the Company's own issued and fully paid up share capital or depository receipts [i.e. GDRs]		Management	For	For
13.
Approve the extension of the current designation of the
Supervisory Board as the Corporate Body which is authorized to issue shares, including any granting of rights to subscribe for shares, with the power to restrict or exclude the pre-emptive rights to such shares, in connection with the Employee Stock Option
Plan
			Management	For	For
14.	Corporate Governance		Non-Voting
15.	Any other business and conclusion		Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NAMES OF SUPERVISORY BOA-RD MEMBERS. IF YOU
HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT
RETURN THIS-PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB4	50P	442197	0	04-Jun-2008	04-Jun-2008

CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
Security	Y14369105		Meeting Type	Annual General Meeting
Ticker Symbol	1800_HK		Meeting Date	18-Jun-2008
ISIN	CNE1000002F5		Agenda	701569987 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the report of the Board of Directors of the Company for the year 2007		Management	For	For
2.	Approve the report of the Supervisory Committee of the Company for the year 2007		Management	For	For
3.	Approve the audited consolidated financial statements of the Company for the YE 31 DEC 2007		Management	For	For
4.	Approve the profit distribution and dividend distribution plan for the year 2007 as recommended by the Board of Directors of the Company		Management	For	For
5.	Appoint Mr. Zhang Changfu as a Non-Executive Director of the Company		Management	For	For
6.	Appoint Mr. Zou Qiao as a Independent Non-Executive Director of the Company		Management	For	For
7.
Re-appoint PricewaterhouseCoopers as the Company's
international Auditors and PricewaterhouseCoopers Zhong Tian
CPAs Limited Company as the Company's domestic Auditors for a term ending at the next AGM of the Company and authorize the
Board of Directors of the Company to determine their respective remuneration
			Management	For	For
S.8
Authorize the Board of Directors of the Company to allot, issue and deal with additional H shares and domestic shares of the
Company, either separately or concurrently, and to make or grant offers, agreements and options in respect thereof, subject to the following conditions: such mandate shall not extend beyond the relevant period save that the Board of Directors may during the relevant period make or grant offers, agreements or options which might require the exercise of such powers after the end of the relevant period; the number of the domestic shares and H shares issued and allotted or agreed conditionally or unconditionally to be issued and allotted [whether pursuant to an option or otherwise]
by the Board of Directors otherwise than pursuant to (x) a rights issue, or (y) any option scheme or similar arrangement adopted by the Company from time to time for the grant or issue to officers and/or employees of the Company and/or any of its subsidiaries of shares or rights to acquire shares of the Company, shall not exceed 20% of each of the existing domestic shares and H shares of the Company in issue as at the date of this resolution; and the
Board of Directors will only exercise its power under such
mandate in accordance with the Company Law of the PRC and
the rules governing the listing of securities on the stock exchange of Hong Kong Limited [as amended from time to time] and only if all necessary approvals from relevant PRC government authorities are obtained; to make such amendments to the Articles of
Association of the Company as it thinks fit so as to increase the registered share capital and reflect the new capital structure of the
Company upon the allotment and issuance of shares as
contemplated in above; contingent on the Board of Directors
resolving to issue shares pursuant of this resolution, the Board of
Directors to approve, execute and do or procure to be executed and done, all such documents, deeds and things as it may
consider necessary in connection with the issue of such shares including, without limitation, determining the size of the issue, the issue price, the use of proceeds from the issue, the target of the
			Management	Against	Against

issue and the place and time of the issue, making all necessary applications to the relevant authorities, entering into an
underwriting agreement or any other agreements, and making all necessary filings and registrations with the relevant PRC, Hong
Kong and other authorities; [Authority expires the earlier of the conclusion of the next AGM of the Company following the passing of this resolution or the expiration of the 12-month period following the passing of this resolution]

Comments-Allowing for up to 20% new stock issuance without pre-emptive rights is above our limit of 10%.
Other matters if any			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	9748000	0	09-Jun-2008	09-Jun-2008

FAR EASTN TEXTILE LTD
Security	Y24374103		Meeting Type	Annual General Meeting
Ticker Symbol	1402_TT		Meeting Date	18-Jun-2008
ISIN	TW0001402006		Agenda	701588216 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 461022 DUE TO ADDITION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Meeting start announced by chairperson		Non-Voting
2.A	2007 business operations		Non-Voting
2.B	2007 financial statements		Non-Voting
2.C	Supervisors' review report of 2007 business operation and financial statements		Non-Voting
2.D	The amendment of the Meeting rules of the Board of Directors		Non-Voting
2.E	Information of the issuance of Corporate bonds in 2007		Non-Voting
3.A	Approve to accept the 2007 business reports and financial statements		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.B	Approve the distribution of 2007 profits		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.C	Approve the capitalization of 2007 stock dividends		Management	Against	Against
Comments-Inadequate disclosure provided by the company
4.	Extemporary motions		Non-Voting
5.	Meeting adjourned		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	15125000	0	09-Jun-2008	09-Jun-2008

MTN GROUP LTD
Security	S8039R108		Meeting Type	Annual General Meeting
Ticker Symbol	MTN_SJ		Meeting Date	19-Jun-2008
ISIN	ZAE000042164		Agenda	701594118 - Management
Item	Proposal		Type	Vote	For/Against Management
1.o.1	Receive and adopt the annual financial statements of the Group and the Company for the YE 31 DEC 2007 including the report other Directors and the external Auditors		Management	Against	Against
Comments-Inadequate disclosure provided by the company
2.o.2	Re-appoint Mr. KP Kalyan as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.o.3	Re-appoint Mr. RD Nisbet as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
4.o.4	Re-appoint Mr. JHN Strydom as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
5.o.5	Re-appoint Mr. Sheikh ARH Sharbatly as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
6.o.6
Authorize the Company, the all the unissued ordinary shares of
0,01 cent it each in the share capital of the Company be and are hereby placed at the disposal arid under the control of the
Directors, to allot, issue and otherwise to dispose of and/or to undertake to allot, issue or otherwise dispose of such shares to such person or persons on such terms arid conditions and at such times as the Directors may from time to rime at their discretion deem fit [save for the unissued ordinary shares which have
specially been reserved for the Company's share incentive
schemas, being 5%ol the total issued share capital, in terms of ordinary resolutions duly passed at previous annual general
meetings of the Company [the unissued scheme shares] which
shall he issued to such person or persons on 5 the terms and conditions in accordance with the term, of such authorizing
resolutions) subject to the aggregate number of such ordinary shares able to be allotted, issued arid otherwise disposed of and/or so undertaken to be allotted, issued or disposed of in terms of this resolution being limited to10% of the number of ordinary shares in issue as at 31 DEC 2007 [but excluding, in determining such 10% limit, the unissued scheme shares] and further subject to the provisions applicable from time to lime of the Companies
Act and the Listings Requirements of the JSE, each as presently constituted arid which may be amended from time
			Management	Against	Against
Comments-Inadequate disclosure provided by the company
7.s.1
Approve the Company, or a subsidiary of the Company, and is by way of a general authority contemplated in sections 85(2), 85(3)
and 89 of the Companies Act, to repurchase shares issued by the
Company upon such terms and conditions and in such amounts
as the Directors of the Company may from time to time determine but subject to the applicable provisions of the Companies Act and the Listings Requirement of the JSE Limited, each as presently constituted and which may he amended horn time to tinier anti subject further to the restriction that the repurchase by the
Company, or any of its subsidiaries, of shares in the Company of any class hereunder shall not, in aggregate in any 1 FY, exceed
10% of the shares in issue in such class as at the commencement of such FY
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1367500	0	09-Jun-2008	09-Jun-2008

P.T. TELEKOMUNIKASI INDONESIA, TBK
Security	715684106		Meeting Type	Annual
Ticker Symbol	TLK		Meeting Date	20-Jun-2008
ISIN	US7156841063		Agenda	932926376 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE COMPANY'S ANNUAL REPORT FOR THE FINANCIAL YEAR 2007.		Management	For	For
02
RATIFICATION OF THE FINANCIAL STATEMENTS AND
PARTNERSHIP AND COMMUNITY DEVELOPMENT PROGRAM
FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2007
AND ACQUITTAL AND DISCHARGE TO THE MEMBERS OF
THE BOARD OF DIRECTORS AND BOARD OF
COMMISSIONERS.
			Management	For	For
03	RESOLUTION ON THE APPROPRIATION OF THE COMPANY'S NET INCOME FOR FINANCIAL YEAR 2007.		Management	For	For
04	APPROVAL OF THE DETERMINATION OF THE AMOUNT OF REMUNERATION FOR THE MEMBERS OF THE DIRECTORS AND COMMISSIONERS.		Management	For	For
05
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE COMPANY'S FINANCIAL STATEMENTS FOR THE
FINANCIAL YEAR 2008, INCLUDING AUDIT OF INTERNAL
CONTROL OVER FINANCIAL REPORTING AND
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE FINANCIAL STATEMENTS OF THE PARTNERSHIP AND
COMMUNITY DEVELOPMENT PROGRAM FOR THE
FINANCIAL YEAR 2008.
			Management	For	For
06	APPROVAL TO THE AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION.		Management	For	For
07	APPROVAL FOR THE SHARE BUY BACK III PROGRAM.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	667750	0	12-Jun-2008	12-Jun-2008

OIL CO LUKOIL
Security	677862104		Meeting Type	Annual
Ticker Symbol	LUKOY		Meeting Date	26-Jun-2008
ISIN	US6778621044		Agenda	932904798 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVE ANNUAL REPORT FOR 2007 AND ANNUAL FINANCIAL STATEMENTS, INCLUDING THE INCOME STATEMENTS AND DISTRIBUTION OF PROFITS.		Management	For	For
3A	ELECTION OF AUDIT COMMISSION: IVANOVA, LYUBOV GAVRILOVNA		Management	For	For
3B	ELECTION OF AUDIT COMMISSION: KONDRATIEV, PAVEL GENNADIEVICH		Management	For	For
3C	ELECTION OF AUDIT COMMISSION: NIKITENKO, VLADIMIR NIKOLAEVICH		Management	For	For
04
PAY REMUNERATION AND REIMBURSE EXPENSES TO
MEMBERS OF BOARD OF DIRECTORS AND AUDIT
COMMISSION OF OAO "LUKOIL" AND TO ESTABLISH
REMUNERATION FOR NEWLY ELECTED MEMBERS OF
BOARD OF DIRECTORS AND AUDIT COMMISSION
ACCORDING TO COMMISSION OF OAO "LUKOIL".
			Management	For	For
05	TO APPROVE THE INDEPENDENT AUDITOR OF OAO "LUKOIL" - CLOSED JOINT STOCK COMPANY KPMG.		Management	For	For
6A	SHAREHOLDER LOAN AGREEMENT BETWEEN OAO "LUKOIL" (LENDER) AND OOO NARYANMARNEFTEGAZ (BORROWER).		Management	For	For
6B	PROVISION OF A LOAN BY OAO "LUKOIL" (LENDER) TO OAO YUGK TGC-8 (BORROWER).		Management	For	For
6C	RECEIPT OF A LOAN BY OAO "LUKOIL" (BORROWER) FROM OAO YUGK TGC-8 (LENDER).		Management	For	For
6D	RECEIPT OF A LOAN BY OAO "LUKOIL" (BORROWER) FROM OAO YUGK TGC-8 (LENDER).		Management	For	For
6E	POLICY (CONTRACT) ON INSURING THE LIABILITY OF DIRECTORS, OFFICERS AND CORPORATIONS BETWEEN OAO "LUKOIL" (POLICYHOLDER) AND OAO KAPITAL STRAKHOVANIE (INSURER).		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	488502	25000	13-Jun-2008	13-Jun-2008

OIL CO LUKOIL
Security	677862104		Meeting Type	Annual
Ticker Symbol	LUKOY		Meeting Date	26-Jun-2008
ISIN	US6778621044		Agenda	932915626 - Management
Item	Proposal		Type	Vote	For/Against Management
2A
"TO ELECT ALEKPEROV, VAGIT YUSUFOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	For	For
2B
"TO ELECT BELIKOV, IGOR VYACHESLAVOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2C
"TO ELECT WALLETTE (JR), DONALD EVERT. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	For	For
2D
"TO ELECT GRAYFER, VALERY ISAAKOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2E
"TO ELECT KUTAFIN, OLEG EMELYANOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2F
"TO ELECT KOSTIN, ANDREY LEONIDOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2G
"TO ELECT MAGANOV, RAVIL ULFATOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2H
"TO ELECT MATZKE, RICHARD HERMAN. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING RECORD KEEPING PURPOSES."
			Management	For	For
2I
"TO ELECT MIKHAILOV, SERGEI ANATOLIEVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2J
"TO ELECT TSVETKOV, NIKOLAI ALEXANDROVICH. YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	Against	Against
2K
"TO ELECT SHERKUNOV, IGOR VLADIMIROVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against

2L
"TO ELECT SHOKHIN, ALEXANDER NIKOLAEVICH. YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	Against	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	488502	25000	13-Jun-2008	13-Jun-2008

GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616673 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting
1.	Approve the Annual Report of OAO Gazprom for 2007.		Management	For	For
2.	Approve the annual accounting statements, including the profit and loss report of the Company based on the results of 2007.		Management	For	For
3.	Approve the distribution of profit of the Company based on the results of 2007.		Management	For	For
4.	Approve the amount of, time period and form of payment of annual dividends on the Companys shares that have been proposed by the Board of Directors of the Company.		Management	For	For
5.	Approve Closed Joint Stock Company PricewaterhouseCoopers Audit as the Companys external auditor.		Management	For	For
6.	Pay remuneration to members of the Board of Directors and Audit Commission of the Company in the amounts recommended by the Board of Directors of the Company.		Management	For	For
7.	Approve the amendments to the Charter of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
8.	Approve the amendments to the Regulation on the General Shareholders; Meeting of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
9.	Approve the amendments to the Regulation on the Board of Directors of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
10.	Approve the amendment to the Regulation on the Management Committee of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
11.
In accordance with Articles 77 and 83 of the Federal Law &; On
Joint Stock Companies,&; determine that, on the basis of the market value as calculated by ZAO Mezhdunarodnyi Biznes
Tsentr: Konsultatsii, Investitsii, Otsenka (CJSC International
Business Center: Consultations, Investments, Valuation), the price for services to be acquired by OAO Gazprom pursuant to an
agreement on insuring the liability of members of the Board of
Directors and Management Committee of OAO Gazprom should
amount to the equivalent in rubles of 3.5 million U.S. dollars.
			Management	For	For
12.1
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
Gazprombank (Open Joint Stock Company) will, upon the terms
and conditions announced by it, accept and credit funds
transferred to accounts opened by OAO Gazprom and conduct
			Management	For	For

operations through the accounts in accordance with OAO
Gazproms instructions, as well as agreements between OAO
Gazprom and Gazprombank (Open Joint Stock Company)
regarding maintenance in the account of a non-reducible balance in a maximum sum not exceeding 20 billion rubles or its equivalent in a foreign currency for each transaction, with interest to be paid by the bank at a rate not lower than 0.3% per annum in the
relevant currency.

12.2
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which Sberbank of Russia OAO will, upon the terms and conditions announced by it, accept and credit funds transferred to accounts opened by OAO Gazprom and
conduct operations through the accounts in accordance with OAO
Gazproms instructions.
			Management	For	For
12.3
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will provide services to OAO Gazprom making use of the
Bank; Client electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of the bank being in effect at the time the services are provided.
			Management	For	For
12.4
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to whichSberbank of Russia OAO will
provide services to OAO Gazprom making use of the Client
Sberbank electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of Sberbank of Russia OAO being in effect at the time the services are provided.
			Management	For	For
12.5
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Foreign currency purchase / sale agreements
between OAO Gazprom and Gazprombank (Open Joint Stock
Company), to be entered into under the General Agreement on
the Conduct of Conversion Operations between OAO Gazprom
and the bank dated as of September 12, 2006, No. 3446, in a
maximum sum of 500 million U.S. dollars or its equivalent in rubles,euros or other currency for each transaction.
			Management	For	For
12.6
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 500 million
U.S. dollars and for a period of not more than 14 months.
			Management	For	For

12.7
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazproms subsidiaries obligations to Sberbank of Russia OAO with respect to the banks guarantees issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 1 billion U.S. dollars and for a period of not more than 14 months.
			Management	For	For
12.8
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities related to such companies obligations to pay excise taxes in connection with exports of petroleum products that are subject to excise taxes, and eventual penalties, in a maximum sum of 900 million rubles and for a period of not more than 14 months.
			Management	For	For
12.9
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant to OAO
Beltransgaz temporary possession and use of the facilities of the
Yamal Europe trunk gas pipeline system and related service
equipment that are situated in the territory of the Republic of
Belarus for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property in a
maximum sum of 5.7 billion rubles.
			Management	For	For
12.10
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will grant to
OAO Gazpromregiongaz temporary possession and use of the
property complex of the gas distribution system, comprised of
			Management	For	For

facilities designed to transport and supply gas directly to
consumers (gas offtaking pipelines, gas distribution pipelines, intertownship and street gas pipelines, high-, medium- and low-
pressure gas pipelines, gas flow control stations and buildings), for a period of not more than 12 months and OAO
Gazpromregiongaz will make payment for using such property in a maximum sum of 848 million rubles.

12.11
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazkomplektimpeks pursuant to which OAO Gazprom will grant to
OOO Gazkomplektimpeks temporary possession and use of the
facilities of the methanol pipeline running from the Korotchaevo station to the petroleum storage depot of the Zapolyarnoye gas-
oil-condensate field for a period of not more than 12 months and
OOO Gazkomplektimpeks will make payment for using such
property in a maximum sum of 365 million rubles.
			Management	For	For
12.12
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO Stimul
pursuant to which OAO Gazprom will grant to ZAO Stimul
temporary possession and use of the wells and downhole and
aboveground well equipment within the Eastern Segment of the
Orenburgskoye oil and gascondensate field for a period of not more than 12 months and ZAO Stimul will make payment for using such property in a maximum sum of 1.1 billion rubles.
			Management	For	For
12.13
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will grant to
OAO Gazpromtrubinvest temporary possession and use of the
building and equipment of a tubing and casing manufacturing
facility with a thermal treatment shop and pipe coating unit, situated in the Kostromskaya Region, town of Volgorechensk, for a period of not more than 12 months and OAO Gazpromtrubinvest will make payment for using such property in a maximum sum of
179 million rubles.
			Management	For	For
12.14
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant to OAO
Lazurnaya temporary possession and use of the property of the first and second units of the Lazurnaya Peak Hotel complex,
situated in the city of Sochi, for a period of not more than 12 months and OAO Lazurnaya will make payment for using such
property in a maximum sum of 109 million rubles.
			Management	For	For
12.15
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant to DOAO Tsentrenergogaz of OAO Gazprom
temporary possession and use of the building and equipment of
			Management	For	For

the repair and machining shop at the home base of the oil and gas production department for the Zapolyarnoye gas-oil-condensate field, situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, for a period of not more than 12 months and DOAO Tsentrenergogaz of OAO
Gazprom will make payment for using such property in a
maximum sum of 52 million rubles.

12.16
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant OOO
Gazpromtrans temporary possession and use of the infrastructure facilities of the railway stations of the Surgutskiy Condensate
Stabilization Plant and of the Sernaya railway station, as well as the facilities of the railway station situated in the town of
Slavyansk-na-Kubani, for a period of not more than 12 months and OOO Gazpromtrans will make payment for using such
property in a maximum sum of 800 million rubles.
			Management	For	For
12.17
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant OAO
Tsentrgaz temporary possession and use of the sports complex situated in the Tulskaya Region, Shchokinskiy District, township of
Grumant, for a period of not more than 12 months and OAO
Tsentrgaz will make payment for using such property in a
maximum sum of 18 million rubles.
			Management	For	For
12.18
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Gazprom will grant OAO
Promgaz temporary possession and use of experimental
prototypes of gasusing equipment (self-contained modular boiler installation, recuperative air heater, miniboiler unit, radiant panel heating system, U-shaped radiant tube, modularized compact
fullfunction gas and water treatment installations for coal bed methane extraction wells, wellhead equipment, borehole
enlargement device, and pressure core sampler) for a period of not more than 12 months and OAO Promgaz will make payment
for using such property in a maximum sum of 6 million rubles.
			Management	For	For
12.19
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant Gazprombank (Open Joint Stock
Company) temporary possession and use of non-residential
premises situated at 31 Lenina Street, Yugorsk, Tyumenskaya
Region for a period of not more than 12 months and
Gazprombank (Open Joint Stock Company) will make payment for using such property in a maximum sum of 2 million rubles.
			Management	For	For
12.20
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom will grant
OAO Salavatnefteorgsintez temporary possession and use of the gas condensate pipelines running from the Karachaganakskoye
gas condensate field to the Orenburgskiy Gas Refinery for a
period of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using such property in a maximum sum of 400 thousand rubles.
			Management	For	For

12.21
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will grant OAO
Vostokgazprom temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OAO Vostokgazprom will make
payment for using such property in a maximum sum of 134
thousand rubles.
			Management	For	For
12.22
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazprom Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OOO Gazprom Export will make
payment for using such property in a maximum sum of 133
thousand rubles.
			Management	For	For
12.23
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of communications lines, communications networks and equipment, which are located in the city of Moscow, the city of Maloyaroslavets and the city of Rostov-on-Don, for a period of not more than 5 years and ZAO Gaztelecom will make payment for using such property in a maximum sum of 188 million rubles.
			Management	For	For
12.24
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of buildings, communications lines,
communications networks, cable duct systems and equipment,
which are located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city of
Kaliningrad, in the Smolenskaya Region of the Russian
Federation and in the territory of the Republic of Belarus, for a period of not more than 12 months and ZAO Gaztelecom will
make payment for using such property in a maximum sum of 110 million rubles.
			Management	For	For
12.25
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will issue guarantees to the Russian Federations customs authorities with respect to the obligations of OAO Gazprom as a customs broker to pay customs payments and eventual interest and penalties, in a maximum sum of 50 million rubles, with the bank to be paid a fee at a rate of not more than 1% per annum of the amount of the guarantee.
			Management	For	For

12.26
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas in an amount of not more than 311 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 740 billion rubles.
			Management	For	For
12.27
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas purchased by OAO
Gazprom from independent entities and stored in underground
gas storage facilities, in an amount of not more than 3.841 billion cubic meters for a maximum sum of 10 billion rubles.
			Management	For	For
12.28
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for a fee of not more than 168.2 million rubles, in its own name, but for OAO
Gazproms account, to accept and,through OOO Mezhregiongaz s
electronic trading site, sell gas produced by OAO Gazprom and its affiliates, in an amount of not more than 7.5 billion cubic meters for a maximum sum of 16.82 billion rubles.
			Management	For	For
12.29
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz will
deliver and OAO Gazprom will accept (off-take) gas purchased by
OOO Mezhregiongaz from independent entities, in an amount of not more than 14.1 billion cubic meters for a maximum sum of
41.6 billion rubles.
			Management	For	For
12.30
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver and OAO
Gazprom will accept (off-take) gas in an amount of not more than
4.75 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 3.4 billion rubles.
			Management	For	For
12.31
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will deliver and OAO
NOVATEK will accept (off-take) gas in an amount of not more
than 2 billion cubic meters and will pay for gas a maximum sum of
2.41 billion rubles.
			Management	For	For

12.32
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO Severneftegazprom
will deliver and OAO Gazprom will accept (off-take) gas in an amount of not more than 16.25 billion cubic meters and will pay for gas a maximum sum of 16.2 billion rubles.
			Management	For	For
12.33
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3 billion cubic meters and OAO
Tomskgazprom will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 1.2 billion rubles.
			Management	For	For
12.34
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 42 billion cubic meters across the
territory of the Russian Federation, CIS countries and Baltic states and OOO Mezhregiongaz will pay for the services related to
arranging for the transportation of gas via trunk gas pipelines a maximum sum of 57 billion rubles.
			Management	For	For
12.35
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazprom Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3.7 billion cubic meters and OAO
Gazprom Neft will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
2.32 billion rubles.
			Management	For	For
12.36
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in a total amount of not more than 37 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 30.4 billion rubles.
			Management	For	For
12.37
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SIBUR Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 1 billion cubic meters and OAO SIBUR
Holding will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
600 million rubles.
			Management	For	For

12.38
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and storage in
underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for gas injection and storage a maximum sum of 600 million
rubles, as well as services related to arranging for the off-taking from underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the off-taking of gas a maximum sum of 40 million rubles.
			Management	For	For
12.39
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and a/s Latvijas
G ze pursuant to which OAO Gazprom will sell and a/s Latvijas G ze will purchase gas as follows: in an amount of not more than
600 million cubic meters for a maximum sum of 198 million euros in the second half of 2008 and in an amount of not more than 700 million cubic meters for a maximum sum of 231 million euros in the first half of 2009.
			Management	For	For
12.40
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and AB
Lietuvos Dujos pursuant to which OAO Gazprom will sell and AB
Lietuvos Dujos will purchase gas as follows: in an amount of not more than 800 million cubic meters for a maximum sum of 270
million euros in the second half of 2008 and in an amount of not more than 1 billion cubic meters for a maximum sum of 330 million euros in the first half of 2009.
			Management	For	For
12.41
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and UAB Kauno
termofikacijos elektrin pursuant to which OAO Gazprom will sell and UAB Kauno termofikacijos elektrin will purchase gas as
follows: in an amount of not more than 200 million cubic meters for a maximum sum of 32 million euros in the second half of 2008 and in an amount of not more than 250 million cubic meters for a maximum sum of 83 million euros in the first half of 2009.
			Management	For	For
12.42
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which OAO Gazprom will deliver
and MoldovaGaz S.A. will accept (off-take) in 2009 gas in an amount of not more than 3.3 billion cubic meters and will pay for gas a maximum sum of 594 million U.S. dollars.
			Management	For	For

12.43
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which in 2009 MoldovaGaz S.A. will provide services related to the transportation of gas in transit mode across the territory of the Republic of Moldova in an amount of not more than 22.3 billion cubic meters and OAO Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 55.6 million U.S. dollars.
			Management	For	For
12.44
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which KazRosGaz LLP will sell and
OAO Gazprom will purchase in 2009 gas in an amount of not
more than 1.1 billion cubic meters for a maximum sum of 110
million U.S. dollars.
			Management	For	For
12.45
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which in 2009 OAO Gazprom will
provide services related to the transportation across the territory of the Russian Federation of gas owned by KazRosGaz LLP in an
amount of not more than 8.2 billion cubic meters and KazRosGaz
LLP will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 22.3 million U.S.
dollars.
			Management	For	For
12.46
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell and OAO
Beltransgaz will purchase in 2009 gas in an amount of not more than 22.1 billion cubic meters for a maximum sum of 4.42 billion
U.S. dollars, as well as pursuant to which in 2009 OAO
Beltransgaz will provide services related to the transportation of gas in transit mode across the territory of the Republic of Belarus in an amount of not more than 14.5 billion cubic meters via the gas transportation system of OAO Beltransgaz and in an amount of not more than 32.8 billion cubic meters via the Byelorussian segment of Russias Yamal Europe gas pipeline and OAO
Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 500 million U.S.
dollars.
			Management	For	For
12.47
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazpromtrubinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 19 million rubles.
			Management	For	For

12.48
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gazpromstroyinzhiniring pursuant to which ZAO
Gazpromstroyinzhiniring undertakes, using in-house and/or
outside personnel and resources, to perform in accordance with instructions from OAO Gazprom an aggregate of start-up and
commissioning work at OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009 to June 2009, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the result of such work and to pay for such work a
maximum sum of 100 million rubles.
			Management	For	For
12.49
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom s facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 538
million rubles.
			Management	For	For
12.50
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including deformation of the original geometrical dimensions of the structures or individual elements of, machinery or equipment; linear portions,
technological equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines; property forming part of wells; natural gas held at the facilities of the Unified Gas
Supply System in the course of transportation or storage in
underground gas storage reservoirs (insured property), as well as in the event of incurrence of losses by OAO Gazprom as a result of an interruption in production operations due to destruction or loss of or damage to insured property (insured events), to make
			Management	For	For

payment of insurance compensation to OAO Gazprom or OAO
Gazproms subsidiaries to which the insured property has been leased (beneficiaries), up to the aggregate insurance amount of not more than 10 trillion rubles in respect of all insured events, and OAO Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 6 billion rubles, with each agreement having a term of 1 year.

12.51
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property of other persons or to the environment as a result of an emergency or incident that occurs, amongst other things, because of a terrorist act at a hazardous industrial facility operated by OAO Gazprom (an
insured event), to make an insurance payment to the physical persons whose life, health or property has been harmed, to the legal entities whose property has been harmed or to the state, acting through those authorized agencies of executive power
whose jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the environment
(beneficiaries), and OAO Gazprom undertakes to pay an
insurance premium in a total maximum amount of 500 thousand
rubles, with each agreement having a term of 1 year.
			Management	For	For
12.52
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom, OOO Gazkomplektimpeks, Gazprombank (Open
Joint Stock Company), OAO Gazpromregiongaz, OOO
Gazpromtrans, OAO Gazpromtrubinvest, ZAO Gaztelecom, OAO
Krasnodargazstroy, OAO Lazurnaya, OAO Promgaz, ZAO Stimul,
OAO Tsentrgaz, DOAO Tsentrenergogaz of OAO Gazprom, OOO
Gazprom Export, OAO VNIPIgazdobycha and OAO
Salavatnefteorgsintez (the Contractors) pursuant to which the
Contractors undertake to provide from August 29, 2008 to October
15, 2008 in accordance with instructions from OAO Gazprom the services of arranging for and proceeding with a stocktaking of the property, plant and equipment of OAO Gazprom that are to be
leased to the Contractors and OAO Gazprom undertakes to pay
for such services a maximum sum of 69.8 million rubles.
			Management	For	For
12.53
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Technical and economic assessment of the resource base of hydrocarbons by
the Republic of Abkhazia and development of proposals regarding the forms of cooperation between OAO Gazprom and the
Republic of Abkhazia in the areas of geological exploration work, production of hydrocarbons, supply of gas and gasification;
Adjustment of the General Scheme of Gas Supply and
Gasification for the Irkutskaya Region ; Development of a General
Scheme of Gas Supply and Gasification for the Republic of Altai ;
Preparation of certain sections of the Program for Developing the
			Management	For	For

Fuel and Energy Sector of the Irkutskaya Region through 2010-
2015 and over the Long Term through 2030 ; and Studies of the price elasticity of demand for natural gas in the regions of Eastern
Siberia and the Far East over the long term, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 156 million rubles.

12.54
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Arranging for and conducting the second phase of experimental work to
research the possibility of producing methane from coal beds in the first-priority areas in Kuzbass; Development of a program for comprehensive expansion of OAO Gazproms capabilities in the
area of developing small fields, low-pressure gas fields and coal bed methane resources for the period through 2030; and
Geological and economic evaluation of promising licensable areas in Eastern Siberia which would enable OAO Gazprom to create
new centers of gas production by 2030, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 381.1 million rubles.
			Management	For	For
12.55
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of ways to reduce the share of gas in the structure of regional fuel and energy balances using as example certain constituent entities of the Central Federal Circuit; Development of a version of the national standard GOST R ISO 13623-2009 Oil and Gas Industry
Pipeline Transportation Systems; Preparation of forecasts of production and consumption of energy resources of the Baltic
States for the period from 2007 to 2020; and Preparation of
recommendations regarding prompt adjustment of offtaking at the group of fields in the Nadym-Pur-Tazovskiy area in accordance with market requirements, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 51.7 million rubles.
			Management	For	For
12.56
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
			Management	For	For

subjects: Justification of investments in the construction of the
South Stream gas pipeline and Justification of investments in the creation of the Sakhalin Khabarovsk Vladivostok gas
transportation system, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 708 million rubles.

12.57
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a Concept for Improving Production Processes in Gas
Distribution Organizations; Development of a Concept for
Technological Advancement of Gas Distribution Systems;
Development of proposals designed to increase the operating
efficiency of gas distribution organizations; Development of a regulatory framework related to the operation of gas distribution systems; Creation of OAO Gazproms standards for drafting
environmental impact assessment and environmental protection sections and developing land rehabilitation projects and sanitary buffer zone layouts as part of project documentation for the construction of gas distribution facilities; and Development of a program for the reconstruction of water conditioning facilities of
OAO Gazproms heat supply systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 137 million rubles.
			Management	For	For
12.58
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of OAO Gazproms budgeting and regulatory framework related to the construction of oil and gas wells in a marine environment;
Development of recommendations regarding the rehabilitation of distribution networks on the basis of polymeric materials;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Schedule of Fees for Services Related to
Conduct of Technical Supervision over the Quality of Capital
Construction, Reconstruction and Workover of OAO Gazproms Oil
and Gas Facilities; Feasibility study regarding the establishment of a specialized subsidiary, Gazpromavtogaz, to operate natural gas vehicle refuelling compressor stations and sell gas as a motor fuel; and Development of a General Scheme of Gasification for
the Murmanskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 178.1 million rubles.
			Management	For	For
12.59
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in
			Management	For	For

accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a concept for the creation of high energy efficiency zones with the participation of OAO Gazprom; Development of a
methodological, regulatory and informational framework for energy conservation and efficient utilization of fuel and energy resources by OAO Gazprom and gas consumers; Preparation of guiding
documents regarding the use of new materials, equipment and
technologies in gas distribution systems; Creation of a system of comprehensive diagnostics of gas distribution systems for the industry; and Prospects for developing small-scale power
generation capacity on the basis of untapped hydrocarbon fields in the Southern Federal Circuit of the Russian Federation, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 134.2 million rubles.

12.60
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Preparation of a regulation on OAO Gazproms hydrocarbon field development
management system; Review of implementation, and adjustment, of the Programs of Reconstruction of Heat Supply Systems of
OAO Gazprom (boiler equipment, heat supply networks and
instrumentation); and Development and improvement of standards for gas-burner devices and gas-using equipment, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 35.7 million rubles.
			Management	For	For
12.61
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the arrangement of deliveries of natural gas from the Sakhalin Island to the Primorskiy Province of the Russian Federation and the
Republic of Korea; An investment proposal regarding the creation of gas transportation facilities for delivering gas to European markets along the southern route; Technical and economic
analysis of various options for the siting of an LNG plant for supplying the Atlantic Basin market; Technical and economic
considerations regarding deliveries of Russian gas to Israel,
Cyprus and the Palestinian Territories; and Technical and
economic estimates for various options of gas deliveries to the
Kaliningradskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 88.7 million rubles.
			Management	For	For
12.62
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: An investment proposal regarding the development of
OAO Gazproms production capabilities in Eastern Siberia and the
Far East; An investment proposal regarding the construction of
LNG plants for supplying liquefied gas to the Atlantic Basin market; and Justification of investments in the creation of a gas transportation system for the Kovyktinskoye field, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 330 million rubles.
			Management	For	For

12.63
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 30,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Customization of the ISO 13628 standard of the International
Organization for Standardization, Design and operation of subsea production systems - Part 1: General requirements and
recommendations and Development of a data base and electronic information archive regarding the matters of LNG/CNG
transportation by sea, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 10.6 million rubles.
			Management	For	For
12.64
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the creation of an organizational scheme for commercially-based
accounting for liquid hydrocarbons by OAO Gazprom; An
investment proposal regarding the construction of auxiliary electric power stations at facilities of OOO Gazprom Transgaz
Yekaterinburg; and An investment proposal regarding the
construction of auxiliary electric power stations at facilities of OOO
Gazprom Transgaz Samara, and to deliver the results of such
work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 14.3 million rubles.
			Management	For	For
12.65
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
			Management	For	For

investment studies for OAO Gazprom covering the following
subjects: Justification of investments in the reconstruction of the
Nizhnyaya Tura Center gas pipeline system and An investment
proposal regarding the creation of an automated power supply control system at OOO Gazprom Dobycha Astrakhan, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 112.3 million rubles.

12.66
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Development of a concept and a program for building up a unified body of regulatory documents related to the design, development and implementation of automated systems for controlling
production and technological complexes at OAO Gazproms
facilities; Development of OAO Gazproms corporate standard
(STO Gazprom) entitled Rules for frequency and coverage
planning. Determination of frequency range for implementing OAO
Gazproms digital network of mobile communications;
Development of model designs of communications systems for the period of construction of gas production, transportation,
processing and storage facilities; and Development of a concept for expanding OAO Gazproms communications network for the
period through 2020, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 41.2 million rubles.
			Management	For	For
12.67
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 30,
2010, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subject:
Development of a set of standards defining technical requirements with respect to OAO Gazproms communications systems and
networks, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 81.3 million rubles.
			Management	For	For
12.68
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subjects: Justification of investments in the development of Neocomian and Jurassic deposits of the Kharasaveiskoye and
Bovanenkovskoye fields and the transportation of liquid
hydrocarbons from Yamal Peninsula fields; Technical and
economic analysis of various options for the utilization of marginal wells at the Kanchurinsko-Musinskiy underground gas storage
			Management	For	For

complex coupled with the development of an engineering project of cyclic operation; and Justification of investments in the construction of a system of vertical drainage of water from the dome of underflooding at the Astrakhan Gas Refinery, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 650 million rubles.

12.69
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from January 1, 2009 to
December 31, 2010, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subject: Justification of investments in the development of the Chayandinskoye field and the transportation of gas, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 413 million rubles.
			Management	For	For
12.70
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of efficient process control systems and of an organizational structure for the Bovanenkovskoye gas
production enterprise based on the minimal manning;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Model technical requirements with respect to process equipment for gas production facilities; and Development of OAO Gazproms corporate standard (STO Gazprom) entitled
Standard costs of decommissioning operations and methods for funding a decommissioning reserve for field development facilities upon completion of production, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 85.4 million rubles.
			Management	For	For
12.71
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, pre-investment studies for OAO
Gazprom covering the following subject: Adjustment of the
justification of investments in the project for export deliveries of liquid sulfur by OOO Gazprom Dobycha Astrakhan through the
port of Novorossiysk, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 30 million rubles.
			Management	For	For
12.72
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of engineering
solutions for protecting areal sites at points of intersection of multiple-line trunk gas pipelines; Development of a methodology for comprehensive assessment of economic efficiency of
information protection at OAO Gazprom and its subsidiaries and organizations; Development of OAO Gazproms corporate
standard (STO Gazprom) for terms and definitions in the field of protection of facilities by means of security engineering equipment and anti-terrorist protection systems; Development of itemized guides to aggregated construction cost components for estimating the cost of construction of OAO Gazproms facilities at the concept design stage; and Development of an itemized guide to per-unit capital expenditure ratios in the construction of OAO Gazproms facilities for use at the concept design stage, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 46.8 million rubles.
			Management	For	For

12.73
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2010, in accordance with
instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Analysis of the results of application, and development of proposals regarding modification, of OAO Gazproms set of corporate standards (STO Gazprom)
with respect to security engineering equipment and anti-terrorist protection systems and Development of standards for outfitting
OAO Gazproms facilities with security engineering equipment and anti-terrorist protection systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 12.3 million rubles.
			Management	For	For
12.74
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2008, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Development of a
concept for improving metrological support for technological processes at facilities involved in the production, processing, transportation and underground storage of gas and delivery
thereof to consumers; Development of OAO Gazproms corporate
recommendations (R Gazprom) entitled Methodology for
determining gas flow rates and parameters thereof during
nonstationary processes in gas pipelines; Development of OAO
Gazproms corporate standard (STO Gazprom) entitled Thermal
insulation of metering pipelines in gas metering stations; and
			Management	For	For

Development of a concept for counteracting technological
terrorism at OAO Gazprom and its subsidiary companies and
organizations and of the structure of a system of documents for regulating the aforementioned sphere of activities, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 15.6 million rubles.

12.75
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to January 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of an
experimental prototype of a software and hardware solution for cryptographic protection of information exchanged by pipeline telematic systems and shopfloor systems of automated process control systems at a line control station of a trunk gas pipeline, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 9.5 million rubles.
			Management	For	For
12.76
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of key
regulations in the field of automation, telematics, and automated process control systems used in gas production, transportation and underground storage, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 6.8 million rubles.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1440595	0	12-Jun-2008	12-Jun-2008
GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616736 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting

Please note that resolutions 13.1 - 13.19 involve cumulative voting. Under cum-ulative voting, since 11 director seats are up for election, you are entitled-to cast 11 votes for every share you own.
You can cast your votes for any one-or more nominees. You do not need to distribute your votes among all candidate-s. The sum of the votes distributed among the candidates cannot exceed the num-ber of ADRs multiplied by 11 or the holder's instruction on this item may be r-endered null and void. Please contact your client service representative for m-ore information on the
cumulative voting process.
Non-Voting
13.1	Elect AKIMOV ANDREI IGORIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.2	Elect ANANENKOV ALEXANDER GEORGIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.3	Elect BERGMANN BURCKHARD to the Board of Directors of OAO Gazprom.		Management	For	For
13.4	Elect GAZIZULLIN FARIT RAFIKOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.5	Elect DEMENTIEV ANDREI VLADIMIROVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.6	Elect ZUBKOV VIKTOR ALEKSEEVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.7	Elect KARPEL ELENA EVGENIEVNA to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.8	Elect MEDVEDEV YURIY MITROFANOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.9	Elect MILLER ALEXEY BORISOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.10	Elect NABIULLINA ELVIRA SAKHIPZADOVNA to the Board of Directors of OAO Gazprom.		Management	For	For
13.11	Elect NIKOLAEV VIKTOR VASILIEVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.12	Elect POTYOMKIN ALEXANDER IVANOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.13	Elect SEREDA MIKHAIL LEONIDOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.14	Elect FEDOROV BORIS GRIGORIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.15	Elect FORESMAN ROBERT MARK to the Board of Directors of OAO Gazprom.		Management	For	For
13.16	Elect KHRISTENKO VIKTOR BORISOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.17	Elect SHOKHIN ALEXANDER NIKOLAEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.18	Elect YUSUFOV IGOR KHANUKOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against

13.19	Elect YASIN EVGENIY GRIGORIEVICH to the Board of Directors of OAO Gazprom.		Management	For	For

Please note that for resolutions 14.1 -14.12 you may vote FOR; no more than 9-of the 12 candidates. In case you vote for more than
9 candidates, the ballot-in respect to this agenda item will be considered invalid.
Non-Voting
14.1	Elect ARKHIPOV DMITRY ALEXANDROVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.2	Elect ASKINADZE DENIS ARKADIEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.3	Elect BIKULOV VADIM KASYMOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.4	Elect ISHUTIN RAFAEL VLADIMIROVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.5	Elect KOBZEV ANDREY NIKOLAEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.6	Elect LOBANOVA NINA VLADISLAVOVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.7	Elect LOGUNOV DMITRY SERGEEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.8	Elect MIKHAILOVA SVETLANA SERGEEVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.9	Elect NOSOV YURY STANISLAVOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.10	Elect OSELEDKO VIKTORIYA VLADIMIROVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.11	Elect FOMIN ANDREY SERGEEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.12	Elect SHUBIN YURY IVANOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB4	50P	1440595	0	13-Jun-2008	13-Jun-2008

WIMM BILL DANN FOODS
Security	97263M109		Meeting Type	Consent
Ticker Symbol	WBD		Meeting Date	27-Jun-2008
ISIN	US97263M1099		Agenda	932923483 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF WBD FOODS OJSC ANNUAL REPORT: BE IT RESOLVED THAT WBD FOODS OJSC ANNUAL REPORT, PREPARED ON THE BASIS OF ACCOUNTING DATA ACCORDING TO RUSSIAN STANDARDS FOR Y2007, BE APPROVED.		Management	For	For
02
APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS,
INCLUDING THE INCOME STATEMENT, (PROFIT AND LOSS
ACCOUNTS) OF WBD FOODS OJSC: BE IT RESOLVED THAT
THE Y2007 ANNUAL FINANCIAL STATEMENTS, INCLUDING
THE INCOME STATEMENT (PROFIT AND LOSS ACCOUNTS)
OF WBD FOODS OJSC, BE APPROVED.
			Management	For	For
03
ALLOCATION OF THE PROFIT (INCLUDING
PAYMENT/DECLARATION OF DIVIDENDS) AND LOSSES OF
WBD FOODS OJSC: THE PART OF NET PROFIT REFLECTED
IN Y2007 FINANCIAL STATEMENTS IN ACCORDANCE WITH
RUSSIAN STANDARDS, IN THE AMOUNT OF 9 897 017 RUR
16 KOP. BE TRANSFERRED TO THE RESERVE FUND. THE
REST OF THE NET PROFIT IN THE AMOUNT OF 967 589 417
RUR 82 KOP. BE UNALLOCATED. NOT TO DECLARE
PAYMENT OF DIVIDENDS.
			Management	For	For
04	APPROVAL OF ERNST & YOUNG LLC AS WBD FOODS OJSC AUDITOR FOR 2008.		Management	For	For
06	APPROVAL OF CHANGE OF THE AMOUNT OF THE BOARD OF DIRECTOR MEMBER COMPENSATION.		Management	For	For
7A	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: GAVRILENKO, LESYA MIKHAILOVNA		Management	For	For
7B	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: DAVIDIUK, ALEXANDER ANATOLIEVICH		Management	For	For
7C	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: DZHEMELINSKAYA, VICTORIA VALERIEVNA		Management	For	For
7D	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: IESHKINA, IRINA NIKOLAEVNA		Management	For	For
7E	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: NAZAROVA, TATIANA ANATOLIEVNA		Management	For	For
7F	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: KOZLOVA, ELENA ALEKSEEVNA		Management	For	For
7G	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: POPOV, ALEXANDER DMITRIEVICH		Management	For	For
08	APPROVAL OF THE COMPANY'S AMENDED CHARTER.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB4	837	93249	43900	18-Jun-2008	18-Jun-2008

TEVA PHARMACEUTICAL INDUSTRIES LIMITED
Security	881624209	Meeting Type	Annual
Ticker Symbol	TEVA	Meeting Date	29-Jun-2008
ISIN	US8816242098	Agenda	932918836 - Management
Item	Proposal	Type	Vote	For/Against Management
01	TO RECEIVE AND DISCUSS THE COMPANY'S CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR THEN ENDED.	Management	For	For
02	APPROVE BOARDS' RECOMMENDATION THAT CASH DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2007, WHICH WAS PAID IN FOUR INSTALLMENTS AND AGGREGATED NIS 1.60 PER ORDINARY SHARE, BE DECLARED FINAL.	Management	For	For
3A	TO ELECT ELI HURVITZ AS A DIRECTOR FOR A THREE-YEAR TERM	Management	For	For
3B	TO ELECT RUTH CHESHIN AS A DIRECTOR FOR A THREE- YEAR TERM.	Management	For	For
3C	TO ELECT HAROLD SNYDER AS A DIRECTOR FOR A THREE- YEAR TERM.	Management	For	For
3D	TO ELECT JOSEPH (YOSI) NITZANI AS DIRECTOR FOR THREE-YEAR TERM.	Management	For	For
3E	TO ELECT ORY SLONIM AS A DIRECTOR FOR A THREE- YEAR TERM.	Management	For	For
04	TO APPOINT DR. LEORA (RUBIN) MERIDOR AS A STATUTORY INDEPENDENT DIRECTOR FOR AN ADDITIONAL TERM OF THREE YEARS.	Management	For	For
05	APPROVE PURCHASE OF LIABILITY INSURANCE FOR DIRECTORS, OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES.	Management	For	For
06	TO APPROVE AN INCREASE IN THE PER MEETING CASH REMUNERATION PAID TO THE DIRECTORS TO NIS 7,226 AND IN CERTAIN CASES, NIS 10,839.	Management	For	For
07	APPROVE 2008 EMPLOYEE STOCK PURCHASE PLAN FOR U.S. EMPLOYEES.	Management	For	For
08	TO APPROVE KESSELMAN & KESSELMAN, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO DETERMINE THEIR COMPENSATION.	Management	For	For

Sorted by Company Name.
In All Markets, for all voted ballots, for Harding Loevner Institutional Emerging Markets Fund.
Show all notes.
Show vote results.

Bajaj Auto Ltd.
Meeting Date/Type	07/12/07 AGM		Security	INE118A01012	Meeting Status	Voted	Shares	26,279	Shares Voted	26,279
Record Date	7/1/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports		Mgmt	For	For		0	0	0	0
2	Approve Dividend of INR 40 Per Share		Mgmt	For	For		0	0	0	0
3	Reappoint J.N. Godrej as Director		Mgmt	For	For		0	0	0	0
4	Reappoint S. Bajaj as Director		Mgmt	For	For		0	0	0	0
5	Reappoint S. Kirloskar as Director		Mgmt	For	For		0	0	0	0
6	Approve Dalal & Shah as Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
7	Appoint P. Murari as Director		Mgmt	For	For		0	0	0	0
8	Appoint N. Bajaj as Director		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		26,279		26,279
		Total:		26,279		26,279

Bajaj Auto Ltd.
Meeting Date/Type	08/18/07 CRT		Security	INE118A01012	Meeting Status	Voted	Shares	36,180	Shares Voted	36,180
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Court-Ordered Meeting for Shareholders						0	0	0	0
1	Approve Scheme of Arrangement Among Bajaj Auto Ltd, Bajaj Holdings & Investment Ltd, and Bajaj Finserv Ltd		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		36,180		36,180
		Total:		36,180		36,180

Bharti Airtel Ltd(frmly BHARTI TELE-VENTURES LTD)
Meeting Date/Type	07/19/07 AGM		Security	INE397D01016	Meeting Status	Voted	Shares	220,450	Shares Voted	220,450
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports		Mgmt	For	For		0	0	0	0
2	Reappoint K. Hellstrom as Director		Mgmt	For	For		0	0	0	0
3	Reappoint N. Kumar as Director		Mgmt	For	For		0	0	0	0
4	Reappoint P. O'Sullivan as Director		Mgmt	For	For		0	0	0	0
5	Reappoint P. Prasad as Director		Mgmt	For	For		0	0	0	0
6	Approve S.R. Batliboi & Associates as Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
7	Appoint Heng Hang Song as Director		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		220,450		220,450
		Total:		220,450		220,450

Bharti Airtel Ltd(frmly BHARTI TELE-VENTURES LTD)
Meeting Date/Type	09/07/07 CRT		Security	INE397D01016	Meeting Status	Voted	Shares	225,350	Shares Voted	225,350
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Court-Ordered Meeting for Shareholders						0	0	0	0
1	Approve Scheme of Arrangement of Bharti Airtel Ltd with Bharti Infratel Ltd		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		225,350		225,350
		Total:		225,350		225,350

Bharti Airtel Ltd(frmly BHARTI TELE-VENTURES LTD)
Meeting Date/Type	10/24/07 EGM		Security	INE397D01016	Meeting Status	Voted	Shares	232,450	Shares Voted	232,450
Record Date	9/7/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Postal Ballot						0	0	0	0
1	Amend Employee Stock Option Scheme - I Re: Fringe Benefit Tax		Mgmt	For	For		0	0	0	0
2	Amend Employee Stock Option Scheme - 2005 Re: Fringe Benefit Tax		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		232,450		232,450
		Total:		232,450		232,450

China Merchants Holdings (International) Co. Ltd.
Meeting Date/Type	07/03/07 EGM		Security	HK0144000764	Meeting Status	Voted	Shares	505,000	Shares Voted	505,000
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Sale of the Entire Issued Share Capital of Easton Overseas Ltd. and Shareholders' Loan to Win Good Investments Ltd. for a Total Consideration of HK$2.95 Billion Pursuant to the Share Purchase Agreement		Mgmt	For	For		0	0	0	0
2	Reelect Su Xingang as Director		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		505,000		505,000
		Total:		505,000		505,000

CHINA SHENHUA ENERGY CO LTD
Meeting Date/Type	08/24/07 EGM		Security	CN000A0ERK49	Meeting Status	Voted	Shares	1,284,500	Shares Voted	1,284,500
Record Date	7/26/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Special Resolution						0	0	0	0
1a	Approve Type of Securities to be Issued (A Share Issue)		Mgmt	For	For		0	0	0	0
1b	Approve Nominal Value of A Shares of RMB 1.00 Each		Mgmt	For	For		0	0	0	0
1c	Approve Listing of A Shares on the Shanghai Stock Exchange		Mgmt	For	For		0	0	0	0
1d	Approve Issuance of Not More Than 1.8 Billion A Shares Upon Approval by the CSRC		Mgmt	For	For		0	0	0	0
1e	Approve Same Entitlement to Rights of A Shares as H Shares		Mgmt	For	For		0	0	0	0
1f	Approve Plan of Distribution of Distributable Profits of A Shares		Mgmt	For	For		0	0	0	0
1g	Approve Target Subscribers of A Shares		Mgmt	For	For		0	0	0	0
1h	Approve Price Determination Method of A Shares		Mgmt	For	For		0	0	0	0
1i	Approve Use of Proceeds of A Shares		Mgmt	For	For		0	0	0	0
1j	Approve Effectivity of A Shares for a Period of 12 Months from the Date of Passing of this Resolution		Mgmt	For	For		0	0	0	0
1k	Authorize Board Deal with Matters Relating to the A Share Issue		Mgmt	For	For		0	0	0	0
2	Approve Articles Re: Capital Structure and A Share Offering and Listing		Mgmt	For	For		0	0	0	0
	Ordinary Resolution						0	0	0	0
3	Approve Rules and Procedures of Meetings of Shareholders		Mgmt	For	For		0	0	0	0
4	Approve Rules and Procedures of Meetings of the Board of Directors		Mgmt	For	For		0	0	0	0
5	Approve Rules and Procedures of Meetings of the Supervisory Committee		Mgmt	For	For		0	0	0	0
6	Approve Acquisition by the Company of 100 Percent Equity Interest in Both Shenhua Group Shenfu Dongsheng Coal Company Ltd. and Shenhua Shendong Power Company Ltd. from Shenhua Group Corporation Ltd. Pursuant to the Acquisition Agreement		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		1,284,500		1,284,500
		Total:		1,284,500		1,284,500

Container Corp. Of India
Meeting Date/Type	08/22/07 AGM		Security	INE111A01017	Meeting Status	Voted	Shares	29,510	Shares Voted	29,510
Record Date	8/10/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports		Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of INR 11 Per Share		Mgmt	For	For		0	0	0	0
3	Reappoint S. Kumar as Director		Mgmt	For	For		0	0	0	0
4	Reappoint A.K. Gupta as Director		Mgmt	For	For		0	0	0	0
5	Approve Hingorani M. & Co. as Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
6	Appoint V.N. Mathur as Director		Mgmt	For	For		0	0	0	0
7	Appoint R.K. Tandon as Director		Mgmt	For	For		0	0	0	0
8	Appoint H. Singh as Director		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		29,510		29,510
		Total:		29,510		29,510

CYRELA BRAZIL RLTY SA EMPREENDIMENTOS E PARTICIPACOES
Meeting Date/Type	11/23/07 EGM		Security	BRCYREACNOR7	Meeting Status	Voted	Shares	203,198	Shares Voted	0
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Change Location of Headquarters, and Amend Article 2 Accordingly		Mgmt	For	TNA		0	0	0	0
2	Ratify Increase in Share Capital as Previously Approved by the Board, and Amend Article 6 Accordingly		Mgmt	For	TNA		0	0	0	0
3	Approve Increase in Size of the Board from Six to Ten Directors, and Amend Article 27 Accordingly		Mgmt	For	TNA		0	0	0	0
4	Ratify Change in the Company's Name to Cyrela Brazil Realty SA Empreendimentos e Participacoes, as Approved by Shareholders during the May 25, 2005 EGM		Mgmt	For	TNA		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		203,198		0
		Total:		203,198		0

Grupo Financiero Banorte SA de CV
Meeting Date/Type	10/03/07 EGM		Security	MXP370711014	Meeting Status	Voted	Shares	626,880	Shares Voted	626,880
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Dividends of MXN 0.45 Per Share		Mgmt	For	For		0	0	0	0
2	Accept Auditor's Report on the Company's Tax Situation		Mgmt	For	For		0	0	0	0
3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		Mgmt	For	For		0	0	0	0
4	Approve Minutes of Meeting		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		626,880		626,880
		Total:		626,880		626,880

Grupo Financiero Banorte SA de CV
Meeting Date/Type	10/03/07 EGM		Security	MXP370711014	Meeting Status	Voted	Shares	626,880	Shares Voted	626,880
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Amend Article 2 of the Company's By-Laws		Mgmt	For	For		0	0	0	0
2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		Mgmt	For	For		0	0	0	0
3	Approve Minutes of Meeting		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		626,880		626,880
		Total:		626,880		626,880

Grupo Financiero Banorte SA de CV
Meeting Date/Type	10/29/07 EGM		Security	MXP370711014	Meeting Status	Voted	Shares	626,880	Shares Voted	626,880
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Change Board Structure		Mgmt	For	Against		0	0	0	0
User Notes:		No english disclosure
2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting		Mgmt	For	Against		0	0	0	0
User Notes:		No english disclosure
3	Approve Minutes of Meeting		Mgmt	For	Against		0	0	0	0
User Notes:		No english disclosure

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		626,880		626,880
		Total:		626,880		626,880

ICICI BANK LTD
Meeting Date/Type	07/21/07 AGM		Security	INE090A01013	Meeting Status	Voted	Shares	108,800	Shares Voted	108,800
Record Date	6/16/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports		Mgmt	For	For		0	0	0	0
2	Approve Dividend on Preference Shares		Mgmt	For	For		0	0	0	0
3	Approve Dividend on Equity Shares of INR 10 Per Share		Mgmt	For	For		0	0	0	0
4	Reappoint N. Vaghul as Director		Mgmt	For	For		0	0	0	0
5	Reappoint A. Puri as Director		Mgmt	For	For		0	0	0	0
6	Reappoint M.K. Sharma as Director		Mgmt	For	For		0	0	0	0
7	Reappoint M.G. Subrahmanyam as Director		Mgmt	For	For		0	0	0	0
8	Approve BSR & Co. as Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
9	Appoint Branch Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
10	Approve Revised Remuneration of K.V. Kamath, Managing Director & CEO		Mgmt	For	For		0	0	0	0
11	Approve Revised Remuneration of C.D. Kochhar, Deputy Managing Director		Mgmt	For	For		0	0	0	0
12	Approve Revised Remuneration of N. Mor, Deputy Managing Director		Mgmt	For	For		0	0	0	0
13	Appoint V. Vaidyanathan as Director		Mgmt	For	For		0	0	0	0
14	Approve Appointment and Remuneration of V. Vaidyanathan, Executive Director		Mgmt	For	For		0	0	0	0
15	Appoint M. Puri-Buch as Director		Mgmt	For	For		0	0	0	0
16	Approve Appointment and Remuneration of M. Puri-Buch, Executive Director		Mgmt	For	For		0	0	0	0
17	Approve Issuance of Preference Shares or Preference Shares-Linked Securities without Preemptive Rights up to an Aggregate Amount of INR 1.5 Billion		Mgmt	For	For		0	0	0	0
18	Approve Increase in Borrowing Powers to INR 2 Trillion		Mgmt	For	For		0	0	0	0
19	Amend Article 56(d) of the Articles of Association		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		108,800		108,800
		Total:		108,800		108,800

IOI Corporation Berhad
Meeting Date/Type	10/29/07 AGM		Security	MYL1961OO001	Meeting Status	Voted	Shares	1,485,115	Shares Voted	1,485,115
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports for the Financial Year Ended June 30, 2007		Mgmt	For	For		0	0	0	0
2	Elect Lee Shin Cheng as Director		Mgmt	For	For		0	0	0	0
3	Elect Lee Yeow Chor as Director		Mgmt	For	For		0	0	0	0
4	Elect Chan Fong Ann as Director		Mgmt	For	For		0	0	0	0
5	Approve Increase in Remuneration of Directors in the Amount of MYR 410,000		Mgmt	For	For		0	0	0	0
6	Approve BDO Binder as Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
7	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount Up to 10 Percent of Issued Share Capital		Mgmt	For	For		0	0	0	0
8	Authorize Repurchase of Up to 10 Percent of Issued Share Capital		Mgmt	For	For		0	0	0	0
9	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		1,485,115		1,485,115
		Total:		1,485,115		1,485,115

IOI Corporation Berhad
Meeting Date/Type	10/29/07 EGM		Security	MYL1961OO001	Meeting Status	Voted	Shares	1,485,115	Shares Voted	1,485,115
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Special Business						0	0	0	0
1	Amend Articles of Association as Set Out in Appendix II of the Circular to Shareholders Dated Sept. 28, 2007		Mgmt	For	For		0	0	0	0
	Ordinary Business						0	0	0	0
1	Approve Implementation of Shareholders' Mandate for Recurrent Related Party Transactions		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		1,485,115		1,485,115
		Total:		1,485,115		1,485,115

Israel Chemicals Limited
Meeting Date/Type	08/30/07 AGM		Security	IL0002810146	Meeting Status	Voted	Shares	467,130	Shares Voted	467,130
Record Date	8/12/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Discuss Financial Statements and Directors Reports for Year 2006		Mgmt	For	For		0	0	0	0
2	Reappoint Y. Rosen, N. Gilad, N. Yatziv, A. Paz, C. Erez, V. Medina, M. Vidman, A. Shada, A. Shochat, and I. Isaacson as Directors		Mgmt	For	For		0	0	0	0
3	Approve Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0
4	Approve Director/Officer Liability and Indemnification Insurance		Mgmt	For	For		0	0	0	0
5	Amend Articles Re: Adopt Changes to Israeli Companies Law		Mgmt	For	For		0	0	0	0
6	Amend Director/Officer Indemnification Provisions		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		467,130		467,130
		Total:		467,130		467,130

Larsen & Toubro Ltd
Meeting Date/Type	08/24/07 AGM		Security	INE018A01030	Meeting Status	Voted	Shares	27,800	Shares Voted	27,800
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports		Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of INR 2.00 Per Share		Mgmt	For	For		0	0	0	0
3	Reappoint V.K. Magapu as Director		Mgmt	For	For		0	0	0	0
4	Reappoint R.N. Mukhija as Director		Mgmt	For	For		0	0	0	0
5	Reappoint B. Ramani as Director		Mgmt	For	For		0	0	0	0
6	Reappoint S. Rajgopal as Director		Mgmt	For	For		0	0	0	0
7	Approve Vacancy on the Board of Directors Resulting from Retirement of S. Nath		Mgmt	For	For		0	0	0	0
8	Approve Vacancy on the Board of Directors Resulting from Retirement of U. Sundararajan		Mgmt	For	For		0	0	0	0
9	Appoint S. Bhargava as Director		Mgmt	For	For		0	0	0	0
10	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights up to an Aggregate Amount of $700 Million		Mgmt	For	For		0	0	0	0
11	Approve Sharp & Tannan as Auditors and Authorize Board to Fix Their Remuneration		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		27,800		27,800
		Total:		27,800		27,800

PT Bank Rakyat Indonesia (Persero) Tbk
Meeting Date/Type	09/05/07 EGM		Security	ID1000096001	Meeting Status	Voted	Shares	2,550,000	Shares Voted	2,550,000
Record Date	8/20/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Acquisition of PT Bank Jasa Arta		Mgmt	For	For		0	0	0	0
2	Approve Spin-Off Agreement		Mgmt	For	For		0	0	0	0
3	Elect Directors and Commissioners		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		2,550,000		2,550,000
		Total:		2,550,000		2,550,000

SABMiller Plc
Meeting Date/Type	07/31/07 AGM		Security	GB0004835483	Meeting Status	Voted	Shares	75,700	Shares Voted	75,700
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports		Mgmt	For	For		0	0	0	0
2	Approve Remuneration Report		Mgmt	For	For		0	0	0	0
3	Elect Dinyar Devitre as Director		Mgmt	For	For		0	0	0	0
4	Re-elect Meyer Kahn as Director		Mgmt	For	For		0	0	0	0
5	Re-elect John Manser as Director		Mgmt	For	For		0	0	0	0
6	Re-elect Miles Morland as Director		Mgmt	For	For		0	0	0	0
7	Re-elect Malcolm Wyman as Director		Mgmt	For	For		0	0	0	0
8	Approve Final Dividend of 36 US Cents Per Share		Mgmt	For	For		0	0	0	0
9	Reappoint PricewaterhouseCoopers LLP as Auditors of the Company		Mgmt	For	For		0	0	0	0
10	Authorise Board to Fix Remuneration of Auditors		Mgmt	For	For		0	0	0	0
11	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of USD 7,511,967		Mgmt	For	For		0	0	0	0
12	Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of USD 7,511,967		Mgmt	For	For		0	0	0	0
13	Authorise 150,239,345 Ordinary Shares for Market Purchase		Mgmt	For	For		0	0	0	0
14	Approve Contingent Purchase Contract Between the Company and SABMiller Jersey Limited		Mgmt	For	For		0	0	0	0
15	Adopt New Articles of Association		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		75,700		75,700
		Total:		75,700		75,700

Sberbank of Russia
Meeting Date/Type	11/28/07 EGM		Security	RU0009029540	Meeting Status	Voted	Shares	694,900	Shares Voted	694,900
Record Date	10/17/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Recall Andrey Kazmin as Company's President		Mgmt	For	For		0	0	0	0
2	Elect German Gref as New President		Mgmt	For	For		0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		694,900		694,900
		Total:		694,900		694,900

Sime Darby Berhad
Meeting Date/Type	08/17/07 EGM		Security	MYL4197OO009	Meeting Status	Voted	Shares	787,000	Shares Voted	787,000
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Ordinary Business						0	0	0	0
1	Approve Disposal of the Entire Businesses and Undertakings of Sime Darby Bhd (Sime Darby) to Synergy Drive Bhd (Synergy Drive) for a Total Disposal Consideration of MYR 6.46 Per Sime Darby Share		Mgmt	For	For		0	0	0	0
User Notes:		HL Analyst familiar with deal and favors completion.
	Special Business						0	0	0	0
1	Approve the Ff: Capital Repayment to Shareholders of Sime Darby of Series A Redeemable Convertible Preference Shares (RCPS A) on the Basis of 1.23 RCPS A for Each Sime Darby Share; and Issuance of Two New Sime Darby Shares to Synergy Drive		Mgmt	For	For		0	0	0	0
User Notes:		HL Analyst familiar with deal and favors completion.

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		787,000		787,000
		Total:		787,000		787,000

Urbi Desarrollos Urbanos, SA de CV
Meeting Date/Type	10/26/07 EGM		Security	MX01UR000007	Meeting Status	Voted	Shares	683,000	Shares Voted	683,000
Record Date	N/A

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Capital Increase in Fixed Portion via Issuance of Share for Public Offer		Mgmt	For	Against		0	0	0	0
User Notes:		No english language disclosure.
2	Amend Article 6 of Bylaws		Mgmt	For	Against		0	0	0	0
User Notes:		No english language disclosure.
3	Approve Public Offering of Shares in Primary and Secondary Markets in Mexico and Foreign Markets		Mgmt	For	Against		0	0	0	0
User Notes:		No english language disclosure.
4	Authorize Board to Ratify and Execute Approved Resolutions Re: Public Offering		Mgmt	For	Against		0	0	0	0
User Notes:		No english language disclosure.

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		683,000		683,000
		Total:		683,000		683,000

X5 Retail Group N.V.
Meeting Date/Type	11/05/07 EGM		Security	US98387E2054	Meeting Status	Voted	Shares	71,020	Shares Voted	71,020
Record Date	10/4/2007

Ballot Issues			Proponent	Mgmt	Vote	Vote Results Information
				Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Meeting for GDR Holders						0	0	0	0
1	Open Meeting and Announcements						0	0	0	0
	Binding Nomination: Elect One of Two Candidates						0	0	0	0
2.1	Elect Carlos Criado-Perez Trefault to Supervisory Board		Mgmt	For	For		0	0	0	0
2.2	Elect Franz Wolf to Supervisory Board		Mgmt	Against	Against		0	0	0	0
	Binding Nomination: Elect One of Two Candidates						0	0	0	0
3.1	Elect Frank Lhoest to Management Board		Mgmt	For	Against		0	0	0	0
3.2	Elect Andrei Gusev to Management Board		Mgmt	Against	For		0	0	0	0
User Notes:		Consulted with analyst on selection of candidates
4	Approve Remuneration of Supervisory Board		Mgmt	For	For		0	0	0	0
5	Grant Supervisory Board Authority to Issue 10,000,000 Shares		Mgmt	For	For		0	0	0	0
6	Authorize Supervisory Board to Exclude Preemptive Rights from Issuance Under Item 5		Mgmt	For	Against		0	0	0	0
User Notes:		Represents 20% dilution of shareholders
7	Other Business (Non-Voting) and Conclusion						0	0	0	0

		Fund Name		Shares Available		Shares Voted
		04955 Harding Loevner Institutional Emerging Markets Fund		71,020		71,020
		Total:		71,020		71,020

Investment Company Report

COMPANHIA VALE DO RIO DOCE
Security	204412209		Meeting Type	Special
Ticker Symbol	RIO		Meeting Date	30-Aug-2007
ISIN	US2044122099		Agenda	932762378 - Management
Item	Proposal		Type	Vote	For/Against Management
01	PROPOSAL TO AMEND THE COMPANY'S BY-LAWS.		Management	For	For
02
PROPOSAL FOR A FORWARD STOCK SPLIT, PURSUANT TO
WHICH EACH AND EVERY CURRENT SHARE ISSUED BY THE
COMPANY, BOTH COMMON AND PREFERRED, SHALL
BECOME TWO SHARES OF THE SAME TYPE AND CLASS, AS
THE CASE MAY BE, AND THE CORRESPONDING
ADJUSTMENT OF ARTICLE 5 AND ARTICLE 6 OF THE
COMPANY'S BY-LAWS.
			Management	For	For
03	CONSOLIDATION OF THE AMENDMENTS TO THE COMPANY'S BY-LAWS, MENTIONED ABOVE IN ITEMS I AND II HEREIN, IF SUCH PROPOSED MODIFICATIONS ARE APPROVED.		Management	For	For
04	RATIFICATION OF CVRD'S ACQUISITION OF THE CONTROLLING SHARE OF AMCI HOLDINGS AUSTRALIA, AS REQUIRED BY ARTICLE 256 SECTION 1 OF THE BRAZILIAN CORPORATE LAW.		Management	For	For
05	REPLACEMENT OF A BOARD MEMBER.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004955	61C	119120	0	17-Aug-2007	17-Aug-2007

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Special
Ticker Symbol	PBR		Meeting Date	29-Oct-2007
ISIN	US71654V4086		Agenda	932782332 - Management
Item	Proposal		Type	Vote	For/Against Management
01
RATIFICATION OF THE "SHARE PURCHASE & SALE
AGREEMENT", DATED AUGUST 03 2007, SIGNED BETWEEN
THE INDIRECT CONTROLLING SHAREHOLDERS OF SUZANO
PETROQUIMICA S.A., AS THE SELLERS, AND PETROBRAS,
AS THE BUYER, TOGETHER WITH THE RESPECTIVE
PERTINENT DOCUMENTS; ALL AS MORE FULLY DESCRIBED
IN THE PROXY STATEMENT.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004955	61C	75498	0	22-Oct-2007	22-Oct-2007

KOOKMIN BANK
Security	50049M109		Meeting Type	Special
Ticker Symbol	KB		Meeting Date	31-Oct-2007
ISIN	US50049M1099		Agenda	932783752 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF APPOINTMENT OF EXECUTIVE DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
02	APPROVAL OF APPOINTMENT OF NON-EXECUTIVE DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004955	61C	28673	0	26-Oct-2007	26-Oct-2007

CHINA PETROLEUM & CHEMICAL CORPORATION
Security	16941R108		Meeting Type	Special
Ticker Symbol	SNP		Meeting Date	15-Nov-2007
ISIN	US16941R1086		Agenda	932784867 - Management
Item	Proposal		Type	Vote	For/Against Management
S1A	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ISSUANCE SIZE.		Management	For	For
S1B	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ISSUANCE PRICE.		Management	For	For
S1C	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ISSUANCE TARGET, METHOD OF ISSUANCE AND ARRANGEMENT OF SALE TO EXISTING SHAREHOLDERS.		Management	For	For
S1D	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM OF THE BONDS.		Management	For	For
S1E	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": INTEREST RATE OF THE BONDS WITH WARRANTS.		Management	For	For
S1F	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM AND METHOD OF REPAYMENT FOR PRINCIPAL AND INTEREST.		Management	For	For
S1G	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM OF REDEMPTION.		Management	For	For
S1H	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": GUARANTEE.		Management	For	For
S1I	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": TERM OF WARRANTS.		Management	For	For
S1J	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": CONVERSION PERIOD OF THE WARRANTS.		Management	For	For
S1K	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": PROPORTION OF EXERCISE PRICE OF THE WARRANTS.		Management	For	For
S1L	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": EXERCISE PRICE OF THE WARRANTS.		Management	For	For
S1M	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": ADJUSTMENT OF THE EXERCISE PRICE OF THE WARRANTS.		Management	For	For
S1N	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": USE OF PROCEEDS FROM THE PROPOSED ISSUANCE.		Management	For	For
S1O	TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH WARRANTS": VALIDITY OF THE RESOLUTION.		Management	For	For

S1P
TO CONSIDER ITEM BY ITEM THE "RESOLUTION RELATING
TO THE PROPOSAL FOR THE ISSUANCE OF BONDS WITH
WARRANTS": AUTHORIZATIONS TO THE BOARD OF
DIRECTORS TO COMPLETE THE SPECIFIC MATTERS OF
THE PROPOSED ISSUANCE.
			Management	For	For
O2	TO CONSIDER THE "RESOLUTION RELATING TO THE FEASIBILITY OF THE PROJECTS TO BE INVESTED WITH THE PROCEEDS FROM THE PROPOSED ISSUANCE".		Management	For	For
O3	TO CONSIDER THE "RESOLUTION RELATING TO THE DESCRIPTION PREPARED BY THE BOARD OF DIRECTORS ON THE USE OF PROCEEDS FROM THE PREVIOUS ISSUANCE".		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004955	61C	19274	0	06-Nov-2007	06-Nov-2007

TVN S.A., WARSZAWA
Security	X9283W102	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	TVN_PW	Meeting Date	20-Nov-2007
ISIN	PLTVN0000017	Agenda	701395407 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF A-TTORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTIO-NS IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECT-ED.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTAT-IVE
Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect the Chairman	Management	No Action
3.	Approve to state, if the meeting has been convened in conformity of regulations and assuming its capability to pass valid resolutions	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect the Voting Commission	Management	No Action
6.	Approve the merger of TVN SA with TVN TURBO SP Z OO	Management	No Action
7.	Approve the changes to TVN SA Statute	Management	No Action
8.	Approve the uniform TVN SA Statutes text	Management	No Action
9.	Closing of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	169554	0	16-Nov-2007	16-Nov-2007

CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	CYRE3_BZ		Meeting Date	23-Nov-2007
ISIN	BRCYREACNOR7		Agenda	701397665 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF A-TTORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTIO-NS IN THIS MARKET. ABSENCE OF A
POA MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTE-D.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATI-VE
Non-Voting
1.
Approve to change the headquarters of the Company to Rua
professor Manoelito De Ornellas 303, 7th floor, suite 71, Sao
Paulo, sp, zip code 04719/917, in the meeting of the Executive committee held on 04 SEP 2007, and the corresponding
amendment of Article 2 of the Corporate Bylaws
			Management	No Action
2.
Approve the confirmation of the increase in the share capital discussed in the meetings of the Board of Directors held on 01
JUN 2007, 29 JUN 2007, and 30 JUN 2007, and the consequent
amendment of Article 6 of the Corporate Bylaws
			Management	No Action
3.	Approve to increase in the number of members of the Executive committee from 06 to 10 members, and the corresponding amendment of Article 27 of the Corporate Bylaws		Management	No Action
4.	Ratify the amendment of the Corporate name of the Company to Cyrela Brazil Realty S.A. Empreend Imentos E Participacoes, which took place at the EGM held on 25 MAY 2005		Management	No Action

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN MEETING DATE. PLEASE ALSO-NOTE THE NEW CUTOFF
DATE 21 NOV 2007. IF YOU HAVE ALREADY SENT IN YOUR
VOTES,-PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL-
INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	203198	0	16-Nov-2007

SASOL LTD
Security	803866102		Meeting Type	Annual General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	30-Nov-2007
ISIN	ZAE000006896		Agenda	701397970 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the annual financial statements of the Company and of the Group for the YE 30 JUN 2007, together with the reports of the Directors and the Auditors		Management	For	For
2.1	Re-elect Mr. E. Le R. Bradley as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.2	Re-elect Mr. V.N. Fakude as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.3	Re-elect Mr. A. Jain as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.4	Re-elect Mr. I.N. Mkhize as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
2.5	Re-elect Mr. S. Montsi as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company's Articles of Association		Management	For	For
3.	Re-elect Mr. T.A. Wixley as a Director, who retires in terms of Article 75(h) of the Company's Articles of Association		Management	For	For
4.	Re-appoint KPMG, Inc as the Auditors		Management	For	For
5.S.1	Adopt to replace the Afrikaans version as the official version of the Memorandum and the Articles of Association of the Company, with effect from the date of the adoption of this resolution		Management	For	For
6.S.2	Amend the Article 143A of the Articles of Association [which have been adopted in terms of special resolution number 1], as specified		Management	For	For
7.S.3
Authorize the Directors of the Company, in terms of the authority granted in Article 36(a) of the Articles of Association of the
Company, to approve the purchased by the Company or by any of its subsidiaries of the Company's shares, subject to the provisions of the Companies Act of 1973, as amended, and subject to the rules and the requirements of the JSE Listing Requirements
[Listing Requirements], as amended, provided that, any
repurchases of shares in terms of this authority would be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the
Company and the counter-party, such repurchases being effected by only one appointed agent of the Company at any point in time and may only be effected if after the repurchase the Company still complies with the minimum spread requirements of the JSE; the general authority shall be limited to a maximum of 10% of the
Company's issued share capital of the shares in the applicable class at the time that the authority is granted, at the maximum permitted discount of 10% of the weighted average of the market value of the share for the 5 days prior to the date that the price of the issue is determined by the Directors, the repurchase of shares may only be effected during a prohibited period, as specified, if the
JSE amends the Listing Requirements to allow repurchases of
shares during a prohibited period or if authorized to do so by the
JSE; such details as may be required in terms of the Listing
Requirements of the JSE be announced when the Company or its subsidiaries have cumulatively repurchased 3% of the shares in issue at the time the authority was given; and the general authority may be varied or revoked by special resolution, prior to the next
AGM of the Company; [Authority expires the earlier of the next
AGM of the Company, or 15 months]
			Management	For	For
8.O.1	Approve to revise the annual emoluments payable by the Company or subsidiaries of the Company [as specified] to the Non-Executive Directors of the Company with effect from 01 JUL 2007 as specified		Management	For	For

	Transact any other business		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	77880	0	19-Nov-2007	19-Nov-2007
STANDARD BANK GROUP LIMITED
Security	S80605132		Meeting Type	Scheme Meeting
Ticker Symbol	SBK_SJ		Meeting Date	03-Dec-2007
ISIN	ZAE000057378		Agenda	701405614 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve, with or without modification, the scheme of arrangement proposed by Industrial and Commercial Bank of China Limited between the applicant and its shareholders		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	64270	0	26-Nov-2007	26-Nov-2007

STANDARD BANK GROUP LIMITED
Security	S80605132		Meeting Type	Ordinary General Meeting
Ticker Symbol	SBK_SJ		Meeting Date	03-Dec-2007
ISIN	ZAE000057378		Agenda	701410259 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve, subject to the Scheme of Arrangement [Scheme] in
terms of Section 311 of the Companies Act, 1973, as amended
[Companies Act], proposed by Industrial and Commercial Bank of
China Limited [ICBC] between the Company and its ordinary
shareholders, upon the implementation of which ICBC will acquire that number of Standard Bank Group ordinary shares that
represents 11.11% of the Standard Bank Group ordinary shares held by Standard Bank Group ordinary shareholders and against payment of the scheme consideration [as specified] and
simultaneously with the acquisition of ownership of the scheme shares [as defined in the scheme], authorize the Directors of the
Company as a specific authority in terms of Section 221 of the
Companies Act, and in terms of the Listings Requirements of the
JSE Limited to issue for cash to ICBC so many ordinary par value shares of ZAR 0.10 each in the share capital of the Company as shall represent 11.11% of the ordinary shares in issue on the date of the acquisition of ownership of the scheme shares, for a
subscription price per ordinary share of ZAR 104.58, and
authorize any Director or the Secretary or the Chief Financial
Officer of the Company, for the time being, on behalf of the
Company, to do or cause all such things to be done and to sign all documentation as may be necessary to give effect to this
resolution
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	64270	0	26-Nov-2007	26-Nov-2007

STEINHOFF INTERNATIONAL HOLDINGS LTD
Security	S81589103		Meeting Type	Annual General Meeting
Ticker Symbol	SHF_SJ		Meeting Date	10-Dec-2007
ISIN	ZAE000016176		Agenda	701412049 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Adopt and approve the annual financial statements of the Company for the YE 30 JUN 2007, together with the report of the Directors and the Auditors thereon		Management	For	For
2.	Re-appoint Messrs. Deloitte & Touche of Pretoria as the Auditors of the Company as contemplated under Section 270 of the Companies Act		Management	For	For
3.1	Ratify and approve the remuneration and emoluments paid by the Company to its Directors during the YE 30 JUN 2007 as specified		Management	For	For
3.2
Approve the remuneration to be paid by the Company to its
Directors for the FY ending 30 JUN 2008, as follows: the
remuneration[fees] for Executive Directors to be set at ZAR
550,000 per annum; the remuneration for Non-Executive Directors to be set as specified
			Management	For	For
3.3.1	Re-elect Mr. D.E. Ackerman as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.3.2	Re-elect Mr. C.E. Daun as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.3.3	Re-elect Mr. D. Konar as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.3.4	Re-elect Mr. F.A. Sonn as a Director, who retires by rotation in accordance with the Articles of Association		Management	For	For
3.4.1	Elect Mr. David [Dave] Charles Brink as a Non-Executive Director to the Board		Management	For	For
3.4.2	Elect Ms. Yolanda Zoleka Cuba as a Non-Executive Director to the Board		Management	For	For
4.O.1
Approve to place 130,000,000 ordinary shares of 0.5 cents each and 15,000,000 non-cumulative, non-redeemable, non-
participating preference shares of 0.1 cent each in the authorized but unissued share capital of the Company under the control of the Directors of the Company as a general authority in terms of
Section 221(2) of the Act, but subject to the listing requirements of the JSE Limited [the listing requirements] and the Act, to allot and issue such shares to such person or persons and on such terms and conditions as the Directors may in their sole discretion determine, including but not limited to any allotments to
shareholders as capitalization awards; the proposed number of shares represents less than 10% of the issued and committed
share capital and 43% of the authority approved in 2006
			Management	For	For
5.O.2
Authorize the Directors of the Company, subject to the general authority, to issue shares for cash, to issue 35,000,000 ordinary shares of 0.5 cents each in the capital of the Company for cash in accordance with the requirements as specified in Paragraph 5.52 of the Listing Requirements as: 1) the relevant securities to be issued under such authority must be of a class already in issue where this is not the case, must be limited to such securities or rights that are convertible into a class already in issue; 2) the securities must be issued to public shareholders as specified by the Listing Requirements and not to related parties; 3) issues for cash may not exceed in aggregate in any one FY, 15% of the
issued number of securities in issue at the maximum permitted discount of 10% of the weighted average traded price of ordinary shares over the 30 business days preceding the date on which the
			Management	Against	Against

price of the issue is determined or agreed by the Directors;
[Authority expires the earlier of the next AGM or 15 months from the date of this AGM]; subject to the renewal of the general authority in terms of ordinary resolution 2, and in terms of the requirements of the Listing Requirements, shareholders to grant a waiver of any pre-emptive rights to which ordinary shareholders may be entitled in favour of the Directors for the allotment and issue of ordinary shares in the capital of the Company for cash other than in the normal course by way of a rights offer or a claw-
back offer or pursuant to the Company's Share Schemes or
acquisitions utilizing such securities as currency to discharge the purchase consideration; the resolution to issue up to 35,000,000 ordinary shares represents less than 3% of the issued capital of the Company at the date of this notice and 58% of the authority granted in 2006; once the Company has issued, on a cumulative basis within a FY, 5% or more of the number of securities in issue prior to that issue, the Company will publish an announcement containing the full details for the issue, in accordance with the provisions of the listing requirements

Comments-Our guidelines are not to approve more than 10% stock issuance without participation of existing shareholders. Proposal 4 allows for nearly 10% and should be used to provide for all business needs, including incentives. 5,6, and 9 bring total above 10%.

6.O.3
Approve, subject to and in accordance with the Listing
Requirements, to place 36,000,000 unissued ordinary shares of
0.5 cents each in the Company as authorized under the control of the Directors for the continued implementation of the Steinhoff
International Incentive Schemes, including the obligations of the
Company under the Unitrans Limited Share Incentive Scheme
			Management	Against	Against

Comments-Our guidelines are not to approve more than 10% stock issuance without participation of existing shareholders. Proposal 4 allows for nearly 10% and should be used to provide for all business needs, including incentives. 5,6, and 9 bring total above 10%.

7.S.1
Approve the acquisition by the Company of shares issued by it, on such terms and conditions as may be determined by the Directors and the acquisition by any subsidiary of the Company of shares issued by the Company, on such terms and conditions as may be determined by the Directors of any such subsidiary, as a general approval in terms of section 85(1) and 89 of the Act, subject to the relevant provisions of the Act and to the Listing requirements in force at the time of acquisition, to purchase its own shares by the
Company, not exceeding in aggregate 20% of the Company's
issued share capital in any 1 FY, at a price of not more than 10%
above the weighted average market price of such shares over the previous 5 business days, subject to the provisions of the Act and the Requirements of the JSE; [Authority expires the earlier of the
Company's next AGM or 15 months]; the repurchase of securities being implemented through the order book operated by the JSE trading system [open market] and without any prior understanding or arrangement with any counterparty and a certificate by the
Company's sponsor in terms of Paragraph 2.12 of the Listing
Requirements of the JSE confirming the statements by the
Directors as specified, be issued before commencement of
repurchase; the Company will at any point in time, appoint only one agent to effect any repurchase(s) on the Company's behalf;
after such repurchase(s) at least 500 public shareholders, as defined in the listing requirements, continue to hold at least 20%
of the Company's issued shares; when 3% of the initial number,
i.e., the number of shares in issue at the time that the general authority from shareholders is granted, is cumulatively
repurchased and for each 3% in aggregate of the initial number acquired thereafter, an announcement shall be made in
accordance with the listing requirements
			Management	For	For
8.O.4
Authorize the Board of Directors to distribute to shareholders of the Company any share capital and reserves of the Company in terms of Section 90 of the Act and Article 56A of the Company's
Articles of Association, in terms of the Listing Requirements; such general authority will provide the Board with the flexibility to distribute any surplus capital of the Company to its shareholders, provided that: any general payment by the Company shall not
exceed 20% of the Company's issued share capital and reserves, excluding minority interests and any revaluation of assets and intangible assets that are not supported by an independent
professional acceptable to the JSE; and any general payment is made pro rata to all shareholders; [Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months]
			Management	For	For

9.O.5
Authorize the Board of Directors, in terms of Article 26.2 of the
Articles of Association of the Company, to create and issue
convertible debentures, debenture stock, bonds or other
convertible instruments in respect of 120,000,000 ordinary shares of 0.5 cents each in the capital of the Company, subject to such conversion premium not less than 20% above the volume
weighted traded price of the shares in the Company for the three trading days prior to pricing and to such conversion and other terms and conditions as it may determine in its sole and absolute discretion but subject further at all times to the Rules and requirements
			Management	Against	Against

Comments-Our guidelines are not to approve more than 10% stock issuance without participation of existing shareholders. Proposal 4 allows for nearly 10% and should be used to provide for all business needs, including incentives. 5,6, and 9 bring total above 10%.

10S.2
Approve to increase the existing authorized ordinary share capital of the Company of ZAR 10,000,000 consisting of 2,000,000,000 ordinary shares of 0.5 cents each by ZAR 5,000,000 to ZAR
15,000,000 divided into 3,000,000,000 ordinary shares of 0.5 cents each
			Management	For	For
11.	Transact any other business		Non-Voting
12.
Authorize any Director or Secretary of the Company, for the time being, to take all such steps and to sign all such documents and to do all such acts, matters and things for and on behalf of the
Company as may be necessary to give effect to the special and ordinary resolutions passed at the AGM
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	762567	0	27-Nov-2007	27-Nov-2007

IOI CORPORATION BHD
Security	Y41763106		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	IOI_MK		Meeting Date	12-Dec-2007
ISIN	MYL1961OO001		Agenda	701415627 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Authorize the Directors of the Company, subject to approvals being obtained from the relevant authorities: a) to approve the issue of up to USD 600 million nominal value 5-year unsecured guaranteed exchangeable bonds [3rd Exchangeable Bonds] by
IOI Resources [L] Berhad with a coupon rate [if any] and at an issue price to be determined later and the 3rd Exchangeable
Bonds shall be irrevocably and unconditionally guaranteed by the
Company and exchangeable into ordinary shares of MYR 0.10
each in the Company [Shares] at an exchange price to be
determined by the Directors and otherwise on such further terms and conditions as the Directors may determine and provide in the
Trust Deed or such other documents to be entered into, in relation to the 3rd Exchangeable Bonds; b) to allot and issue such number of new Shares, credited as fully paid-up, to the holders of the 3rd
Exchangeable Bonds, which are required to be issued upon
exchange of the 3rd Exchangeable Bonds in accordance with the terms of exchange to be provided in the Trust Deed to be entered into and that such new Shares shall upon issue and allotment, rank pari passu in all respects with the existing Shares save and except that they will not be entitled to dividends, rights, allotments and/or other distributions unless the allotment and issue of such new Shares were made on or prior to the entitlement date, where the entitlement date means the date as at the close of business on which shareholders must be registered in order to be entitled to any dividends, rights, allotments and/or other distribution; c) to allot and issue such number of new Shares, credited as fully paid-
up, to the holders of the 3rd Exchangeable Bonds, which are
required to be issued upon any adjustments of the exchange price of the 3rd Exchangeable Bonds in accordance with the terms
regarding adjustments of the exchange price to be provided in the
Trust Deed to be entered into, to be notified by the Directors and that such new Shares shall upon issue and allotment, rank pari passu in all respects with the existing Shares save and except that they will not be entitled to dividends, rights, allotments and/or other distributions unless the allotment and issue of such new
Shares were made on or prior to the entitlement date, where the entitlement date means the date as at the close of business on which shareholders must be registered in order to be entitled to any dividends, rights, allotments and/or other distribution; d) to allot and issue such number of new Shares, credited as fully paid-
up, to the holders of the 3rd Exchangeable Bonds without first having to make an offer of such new Shares to the Members of the Company pursuant to Article 5(a) of the Articles of Association of the Company; and authorize the Directors of the Company to complete and give effect to the Proposed 3rd Exchangeable
Bonds issue and do all acts and things for and on behalf of the
Company as they may consider necessary or expedient to give
effect to the issue including but not limited to determining the
			Management	For	For

terms and conditions of the issue and utilisation of the proceeds thereof, assenting to any conditions imposed by any relevant authorities and effecting any requisite modifications, variations and/or amendments and all previous actions taken by the
Company's Board of Directors [Board] or any Director of the Board
in connection with the Proposed 3rd Exchangeable Bonds Issue are ratified

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1434815	0	30-Nov-2007	30-Nov-2007

EVRAZ GROUP SA, LUXEMBOURG
Security	30050A202	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	EVR_LI	Meeting Date	19-Dec-2007
ISIN	US30050A2024	Agenda	701416376 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Authorize the Board of Directors to appoint the Chief Executive Officer without prior authorization of the shareholders and amend and restate the 1st Paragraph of Article 11 of the Articles	Management	No Action
2.	Approve to modify the date of the annual meeting which shall take place on May 15 and amend and restate Article 15 of the Articles	Management	No Action
3.	Miscellaneous	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	56600	0	06-Dec-2007	06-Dec-2007

CHINA OVERSEAS LAND & INVESTMENT LTD
Security	Y15004107		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	27-Dec-2007
ISIN	HK0688002218		Agenda	701423105 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify the shareholders Agreement [as specified], and the transactions contemplated thereunder and implementation
thereof; and authorize any one Director of the Company and on behalf of the Company to execute all such documents,
instruments and agreements and to do all such acts or things deemed by him to be incidental to, ancillary to or in connection with the matters contemplated in the shareholders' Agreement and the transactions contemplated thereunder including the
affixing of Common Seal thereon
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	0	0	19-Dec-2007

WUMART STORES INC
Security	Y97176112		Meeting Type	Class Meeting
Ticker Symbol	8277_HK		Meeting Date	28-Dec-2007
ISIN	CNE100000544		Agenda	701408797 - Management
Item	Proposal		Type	Vote	For/Against Management
S.1
Approve the Share Consolidation and Capitalization Issue of the
Company and the increase of the registered share capital of the
Company from RMB 305,087,000 to RMB 1,220,348,000, i.e., : a)
the consolidation of every 4 Existing Shares with a nominal value of RMB 0.25 each into 1 Consolidation Share with a nominal value of RMB 1.00 each and the issue of a total of 915,261,000
Capitalization Shares with a nominal value of RMB 1.00 each on the effective date of the Share Consolidation by way of
capitalization of other reserves of RMB 915,26 ,000 to the
registered share capital of the Company; the basis of the
Capitalization Issue will be 3 Capitalization H Shares for every
Consolidation H Share and 3 Capitalization Domestic Shares for
every 1 Capitalization H Share held by all of the shareholders registered on the Company's register of Members on the Record
Date; immediately after completion of the Share Consolidation and
Capitalization Issue, the registered share capital of the Company will be increased to RMB 1,220,348,000 with the total number of
Shares remaining at 1,220,348,000 Shares, comprising
713,780,000 Domestic Shares and 506,568,000 H Shares; in the
event that the Company issues additional new Shares with a
nominal value of RMB 0.25 each prior to completion of the Share
Consolidation and Capitalization Issue, the Share Consolidation
and Capitalization Issue will proceed under the aforesaid
determined principles of the same, that is, the sum of the number of shares subsequent to the Share Consolidation and the number of Capitalization Shares under the capitalization issue is the number of shares prior to the share consolidation; and authorize the Board to determine the number of Shares and the registered share capital of the Company subsequent to the Share
Consolidation and Capitalization Issue according to the actual conditions in respect of the issue of new Shares; and to make necessary amendments to relevant Articles of the Articles in respect of the Share Consolidation and Capitalization Issue in
order to reflect the changes in the registered share capital and the nominal value of each share of the Company; and to carry out all necessary approval, filing and registration procedures with the relevant authorities and/or other authorities in the PRC and Hong
Kong
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	723200	0	17-Dec-2007	17-Dec-2007

WUMART STORES INC
Security	Y97176112		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	8277_HK		Meeting Date	28-Dec-2007
ISIN	CNE100000544		Agenda	701408800 - Management
Item	Proposal		Type	Vote	For/Against Management
1.o1
Approve and ratify the Management Agreement and the provision of supply and delivery of merchandise and management services to the Tianjin Affiliates by the Company and the annual maximum amounts for each of the 3 financial years from 01 JAN 2008 to 31
DEC 2010 of the said Continuing Connected Transactions, that is the Management Agreement dated 24 OCT 2007 between the
Company, Wumei Holdings, Inc., Tianjin Hedong Wumart Trading
Co., Ltd., Tianjin Hezuo Wumart Trading Co., Ltd., Tianjin
Hongqiao Wumart Convenience Stores Co., Ltd., Tianjin Wumart
Huaxu Commerce Development Co., Ltd., Tianjin Nankai Shidai
Wumart Commerce Co., Ltd. and Tianjin Hebei Wumart
Convenience Stores Co., Ltd. and the transactions contemplated;
approve the provision of supply and delivery of merchandise and management services to the Tianjin Affiliates by the Company and the following Annual Caps of the Continuing Connected
Transactions for each of the 3 financial years from 01 JAN 2008 to
31 DEC 2010 the Annual Caps of the Merchandise Amounts for
each year shall be RMB 979 million, RMB 1,214 million and RMB
1,507 million, respectively; the Annual Caps of the delivery fees for each year shall be RMB 29.37 million, RMB 36.42million and
RMB 45.21 million, respectively; and the Annual Caps of the
Management Fees for each year shall be RMB 1.96 million, RMB
2,43 million and RMB 3.01 million, respectively and authorize the
Board to do all such further acts and things and execute all such other documents and take all such steps which in its opinion may be necessary in implementing the transactions contemplated
under the Management Agreement, save for amendments to each
of the Annual Caps
			Management	For	For
2.s1
Approve the issue of Corporate Bonds by the Company with a
total principal of not exceeding RMB 1,000 million or subsequent to this issue the accumulated outstanding amount of corporate bonds not exceeding 40% of the net asset value at the end of the latest period, whichever is the lower; Issue Size: corporate bonds with a total principal of not exceeding RMB 1,000 million or subsequent to this issue the accumulated outstanding amount of corporate bonds not exceeding 40% of the net asset value at the end of the latest period, whichever is the lower; Placing
Arrangement to Shareholders: this issuance of Corporate Bonds will not be placed to the existing Shareholders of the Company;
Term of Bonds: Corporate Bonds will have a term of maturity of up to and including 5 to 10 years and authorize the Board to
determine the specific term according to the prevailing market conditions; Use of proceeds: proceeds of this issuance will be used for the expansion of the retail networks by way of acquisition and mergers, opening of self-owned stores, the acquisition of equity interests/assets, financing of working capital and repayment of borrowings [if applicable] and authorize the Board to determine the actual use of proceeds according to the requirements of the projects of the Company; Separate Issues: a single approval will be sought for this issuance and authorize the Board to arrange separate issues or one single issue according to the funding of the
Company and prevailing market conditions; authorize the Board to transact the following: a) to determine a specific issuance plan
			Management	For	For

for each issuance of Corporate Bonds according to market
conditions, including timing of issuance, issue size, term of maturity, coupon rate or methods of issues, uses of proceeds, terms and methods of principal repayments and interest
payments, and innovative terms of repurchases and redemptions or means of guarantee [if any]; b) to arrange separate issues of
Corporate Bonds; c) to execute legal documents, agreements and deeds relating to this issuance; d) to deal with acts relating to this issuance and to complete all necessary procedures; e) to
determine and finalise the coupon rate of the Corporate Bonds for the current issuance in accordance with market conditions and regulatory requirements at the time of issuance of the Corporate
Bonds, save that the coupon rate so determined and finalised will not be higher than the interest rate on bank loans of the period during which Corporate Bonds are issued; and f) to deal with applications to relevant regulatory authorities [including but not limited to the CSRC and/or related stock exchanges and/or
respective securities clearing authorities] in respect of matters relating to the listing of the Corporate Bonds and execution of relevant documents in accordance with relevant requirements of the Trial Measures of Issuance of Corporate Bonds and matters relating to the listing, dealing, registration and clearing of such stock exchanges and the respective securities registration and clearing authorities; [Authority expire at the conclusion of 24 months from the date of approval of issuance by the CSRC]

3.S2
Approve the Share Consolidation and Capitalization Issue of the
Company and the increase of the registered share capital of the
Company from RMB 305,087,000 to RMB 1,220,348,000 that is:
a) the consolidation of every 4 Existing Shares with a nominal value of RMB 0.25 each into 1 Consolidation Share with a nominal value of RMB 1.00 each on the effective date of the Share
Consolidation and the issue of a total of 915,261,000
Consolidation Shares with a nominal value of RMB 1.00 each by way of Capitalization of other reserves of RMB 915,261 ,000 to the registered share capital of the Company; the basis of the
Capitalization Issue will be 3 Capitalization H Shares for1every
Consolidation H Share and 3 Capitalization Domestic Shares for
every 1 Capitalization H Share held by all of the Shareholders registered on the Company's register of members on the Record
Date; immediately after completion of the Share Consolidation and
Capitalization Issue, to increase the registered share capital of the
Company to RMB 1,220,348,000 with the total number of Shares remaining at 1,220,348,000 Shares, comprising 713,780,000
Domestic Shares and 506,568,000 H Shares; b) in the event that the Company issues additional new Shares with a nominal value of RMB 0.25 each prior to completion of the Share Consolidation and Capitalization Issue, the Share Consolidation and
Capitalization Issue will proceed under the aforesaid determined principles of the same, that is, the sum of the number of Shares subsequent to the Share Consolidation and the number of
Capitalization Shares under the Capitalization Issue is the number of Shares prior to the Share Consolidation and authorize the
Board to determine the number of Shares and the registered
share capital of the Company subsequent to the Share
Consolidation and Capitalization Issue according to the actual conditions in respect of the issue of new Shares; c) authorize the
Board to make necessary amendments to relevant Articles of the
Articles of the Company in respect of the Share Consolidation and
Capitalization Issue in order to reflect the changes in the
registered share capital and the nominal value of each Share of the Company; and to carry out all necessary approval, filing and registration procedures with the relevant authorities and/or other authorities in the PRC and Hong Kong
			Management	For	For
4.S3
Approve the allotment, issue and dealing of Domestic Shares
which shall not exceed 20% of the aggregate number of Domestic
Shares of the Company in issue as at the date of this resolution:
to grant to the Board an unconditional general mandate to allot and issue additional Domestic Shares in the capital of the
Company, and to make or grant offers, agreements, options and warrants which would or might require the exercise of such
powers, such unconditional mandate can be exercised once or
more than once during the relevant period, subject to the following conditions: a) such mandate shall not extend beyond the relevant periods; b) the aggregate number of Domestic Shares allotted, issued and dealt with or agreed conditionally or unconditionally to be allotted, issued and dealt with by the Board pursuant to such mandate, shall not exceed 20% of the aggregate number of
Domestic Shares of the Company in issue as at the date of this resolution; and c) the Board shall only exercise its power under such mandate in accordance with the Company Law of the PRC
and the GEM Listing Rules [as the same may be amended from
time to time] and only if all necessary approvals from the China
Securities Regulatory Commission and/or other relevant PRC
governmental authorities are obtained, Contingent on the Board resolving to issue shares pursuant to the sub-paragraph above: i)
approve, execute and do or procure to be executed and done, all such documents, deeds and things as it may consider necessary in connection with the issue of such new shares including, without limitation, the number of Domestic Shares to be issued, the issue price, the period of issue, the issue manner and the number of the
Domestic Shares to be issued to existing shareholders [if
applicable]; ii) register the increased registered share capital with the relevant authorities in the PRC, and to make such
amendments to the Company's Articles of Association [the
'Articles of Association'] as it thinks fit to reflect resulting changes in the Company's share capital structure; and iii) make all
necessary filings and registrations with the relevant PRC, Hong
Kong and/or other authorities
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	723200	0	17-Dec-2007	17-Dec-2007

ORASCOM CONSTR INDS S A E
Security	68554N106	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	ORSD_LI	Meeting Date	29-Dec-2007
ISIN	US68554N1063	Agenda	701434463 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.
Approve the selling of all Company owned stocks of Orascom
Building Materials Holdings to the French Company Lafarge for
EUR 6,300,000,000 and USD 3,633,061,249 which is in total
approximately equivalent to USD 12.9 billion, which will be paid according to the rules stated in the contract of selling the shares, taking into consideration that Orascom Building Materials is the holding Company which handles activities related to cement
manufactory
Management	No Action
2.
Approve that Mr. Nassef Onsi Sawiris and other shareholders
from the family or the Company to subscribe in the subscription in increasing the capital of the French Company Lafarge by
22,500,000 shares and this is according to the rules of the
Subscription Contract
Management	No Action
3.
Grant authority to the sign the following Contracts which were signed on 09 DEC 2007: the contract for selling the shares
between Orascom Construction Industries as the Selling
Company and Lafarge as the Buying Company; the contract for
the subscription for the increase of capital of the French Company
Lafarge between Mr. Nassef Onsi Sawiris and other shareholders from the same family for the Orascom Construction Industries
Company and the French Company Lafarge as the Issuer of the
subscription shares; authorizing a deal between Orascom
Construction Industries as the Selling Company and Lafarge as
the Buying of this deal as well as others; and the contract of Co-
operation between Orascom Construction Industries and Lafarge
Management	No Action
4.	Authorize the Chief Executive Officer or the Managing Director, in all of the required mentioned regulations, to execute the above mentioned contracts and signing any Contracts or related documents	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	27920	0	24-Dec-2007	24-Dec-2007

X5 RETAIL GROUP N V
Security	98387E205		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	FIVE_LI		Meeting Date	18-Jan-2008
ISIN	US98387E2054		Agenda	701435011 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening and announcements		Non-Voting
2.
Approve the resignation of Mr. Vitaliy Podolskiy as a Director A and Chief Financial Officer ['CFO'] as per the date of this meeting and grant him full discharge for having acted as a Director A and
CFO of the Company until the date of this meeting; and pursuant to a binding nomination by the Supervisory Board in accordance with Article 12 of the Company's Articles of Association, appoint
Mr. Evgeny Kornilov [or alternatively Mr. Andrey Gusev] as a
Director A and CFO of the Company per the date of this meeting for a period of 4 years until 2012
			Management	For	For
3.	Transact any other business and conclusion		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	69620	0	04-Jan-2008	04-Jan-2008

CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103		Meeting Type		ExtraOrdinary General Meeting
Ticker Symbol	CYRE3_BZ		Meeting Date	23-Jan-2008
ISIN	BRCYREACNOR7		Agenda		701441557 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.
Amend the current Articles 1, 14, 17, 21, 23, 30, 38, 39, 41 to 45 and 47 to 49 of the Corporate Bylaws of the Company, with the exclusion of the old Articles 42, 49, 50 and 55, the inclusion of new Articles to be numbered 40, 46 and 50 to 52, and the
consolidation of the Corporate Bylaws as a result of the mentioned amendments, bearing in mind its updating in relation to the rules of the new markets listing regulations of the Sao Paulo Stock
Exchange
Management
2.	Other matters		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	210998	0

PRETORIA PORTLAND CEMENT CO LTD
Security	S63820112		Meeting Type	Annual General Meeting
Ticker Symbol	PPC_SJ		Meeting Date	28-Jan-2008
ISIN	ZAE000096475		Agenda	701431544 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the annual financial statements for the YE 30 SEP 2007, including the Directors' report and the report of the Auditors		Management	For	For
2.1	Re-elect Mr. NB Langa-Royds as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.2	Re-elect Ms. ZJ Kganyago as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.3	Re-elect Mr. S. Abdul Kader as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.4	Re-elect Mr. MJ Shaw as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
2.5	Re-elect Mr. J. Shibambo as a Director, in accordance with the provisions of the Company's Articles of Association		Management	For	For
3.
Approve, with effect from 01 OCT 2007 and in terms of the Article
61 of the Company's Articles of Association, the fees payable to the Non-Executive Directors, Committee Members and the
Chairman as specified
			Management	For	For
S.4
Authorize the Directors of the Company on behalf of the Company from time to time to acquire issued shares in the ordinary share capital of the Company on the JSE Limited open market at a price no greater than 10% above the weighted average of the market value for the securities for the 5 previous business days
immediately preceding the date on which the transactions was agreed or at a bid price no greater than the current trading price of the share; and the purchase by any of the Company's subsidiaries of shares in the Company in the manner contemplated by and in accordance with the provisions of Section 89 of the Companies
Act 1973, and other provisions which may be applicable; the
repurchase by the Company of its own securities in terms of [a]
above may not exceed 10% of the Company's issued ordinary
share capital in the aggregate in any 1 FY or in the case of acquisition by any of the Company's subsidiaries, 10% of the issued ordinary share capital in the aggregate; the Company's intention regarding the utilization of the authority which is sought in terms of [a] above is to continue with the share buyback
programme initiated with the sanction of shareholders on 25 JAN
2002; the repurchase of securities being effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the Company
and the counterparty; to repurchase the shares in accordance with the Company's Articles of Association; only one agent will effect the buyback on behalf of the Company; after the repurchase has been effected the Company will still comply with paragraphs 3.37 to 3.41 concerning shareholder spread requirements; the
Company and its subsidiaries will not repurchase shares during a closed period; [Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months]; and the Directors are granted general authority to buy back a maximum 10% of the issued share capital of PPC, or in the case of acquisition by any of the Company's subsidiaries, 10% of the issued ordinary share capital in the aggregate, it is the opinion of the Directors that following any repurchase of shares: the Company and the group would be able in the ordinary course of business to pay its debts
			Management	For	For

for a period of 12 months after the date of notice issued in respect of the AGM; and the assets of the Company and the group would be in excess of the liabilities of the Company and the group, for this purpose, the assets and liabilities would be recognized and measured in accordance with the accounting policies used in the latest audited group annual financial statements; and the ordinary capital and reserves of the Company and the group would be
adequate for a period of 12 months after the date of notice issued in respect of the AGM; and the working capital of the Company and the group would be adequate for ordinary business purposes for a period of 12 months after the date of notice issued in respect of the AGM

5.	Re-appoint Messrs Deloitte & Touche as External Auditors of the Company from the conclusion of the one hundred and twelfth AGM until the conclusion of the next AGM of the Company		Management	For	For
6.	Authorize the Directors to fix the remuneration of the External Auditors, Messrs. Deloitte & Touche, for the past years' audit		Management	For	For
Transact any other business			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	370050	0	18-Jan-2008	22-Jan-2008

PT BUMI RESOURCES TBK
Security	Y7122M110		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	29-Jan-2008
ISIN	ID1000068703		Agenda	701431619 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the subsidiary's equity acquisition in Herald Resources Ltd		Management	For	For
2.	Approve the share repurchase program		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	2262500	0	23-Jan-2008	23-Jan-2008

LARSEN & TOUBRO LTD
Security	Y5217N159		Meeting Type	Other Meeting
Ticker Symbol			Meeting Date	01-Feb-2008
ISIN	INE018A01030		Agenda	701438485 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS A POSTAL MEETING
ANNOUNCEMENT. A PHYSICAL MEETING IS-NOT BEING
HELD FOR THIS COMPANY. THEREFORE, MEETING
ATTENDANCE REQUESTS ARE NO-T VALID FOR THIS
MEETING. IF YOU WISH TO VOTE, YOU MUST RETURN
YOUR INSTRUCTIO-NS BY THE INDICATED CUTOFF DATE.
THANK YOU
Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 436683 DUE TO RECEIPT OF P-AST RECORD DATE. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDE-D AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.
Authorize the Board of Directors, pursuant to the provisions of
Section 293(1)(a) and other applicable provisions, if any, of the
Companies Act, 1956, and the Memorandum and Articles of
Association of the Company, and subject to other permissions and approvals as may be required, to transfer, sell and/or dispose off the Ready Mix Concrete [RMC] Business Unit of the Company to
its subsidiary Company or such other entity as may be approved by the Board of Directors [including any Committee thereof], as a going concern or otherwise at such price and on such terms and conditions as may be decided by the Board of Directors with the power to the Board of Directors to finalize and execute necessary documents including agreements, deeds of
assignment/conveyance and other documents and to do all such other acts, deeds, matters and things as may be deemed
necessary and expedient in their discretion for completion of transfer/sale of the said undertaking; and to delegate all or any of the powers herein conferred in such manner as they may deem fit
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	28200	0	17-Jan-2008	17-Jan-2008

ISRAEL CHEMICALS LTD
Security	M5920A109		Meeting Type	Special General Meeting
Ticker Symbol	ICL_IT		Meeting Date	11-Feb-2008
ISIN	IL0002810146		Agenda	701440808 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, ISRAELI MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD E-ITHER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT W-E MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL
Non-Voting
1.
Approve to increase, as from 01 JAN, the Directors' remuneration of all the Directors, as: i) annual remuneration NIS 78,259; ii)
meeting attendance fee NIS 3,010; the above remuneration will be automatically adjusted to the maximum amount to be determined by the regulations Amendment [as specified], if and when the
Amendment is approved
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	446530	0	01-Feb-2008	01-Feb-2008

MOBILE TELESYSTEMS OJSC, MOSCOW
Security	X5430T109		Meeting Type	Annual General Meeting
Ticker Symbol	MTSS_RU		Meeting Date	15-Feb-2008
ISIN	RU0007775219		Agenda	701442193 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE: THE SHAREHOLDERS WHO VOTE AGAINST
THE TRANSACTIONS WITH AN INTERE-ST OR WILL NOT
PARTICIPATE IN VOTING ARE GRANTED WITH THE RIGHT
TO SELL THE SH-ARES OWNED BY THEM BACK TO THE
COMPANY. THE REPURCHASED PRICE IS FIXED AS RUB-264
PER ORDINARY. IF THE FUNDS NEEDED FOR THE
REPURCHASE OF THE TOTAL AMOUNT O-F SHARES
REPRESENTED BY SHAREHOLDERS' REPURCHASE
DEMANDS EXCEED 10% OF THE COM-PANY'S NET ASSETS,
THE DEMANDS WILL BE EXECUTED ON PRO-RATA BASIS.
THANK YOU.
Non-Voting
1.	Approve the procedure for conducting the meeting		Management	For	For
2.	Approve to change the provision on the general meeting of shareholders of the Company		Management	For	For
3.	Approve to change the provision on compensation to the Members of the Board of Directors		Management	For	For
4.	Approve a Stock Option Plan that includes Members of the Board of Directors		Management	Abstain	Against
5.	Approve the early termination of powers of the Company's Board of Directors		Management	For	For
6.	Elect the new Members to the Boar d of Directors of the Company		Management	For	For
7.	Approve the early termination of powers of the Company's Auditing Commission and elect the new Members to the Auditing Commission		Management	For	For
8.	Approve the Company's reorganization through the merger of VOLGOGRAD MOBI LE and the contract of Adhesion		Management	For	For
9.	Approve the Company's reorganization through the merger of ASTRAKHAN MOBILE and the contract of adhesion		Management	For	For
10.	Approve the Company's reorganization through the merger of MAR MOBILE GSM and the contract of adhesion		Management	For	For
11.	Approve the Company's reorganization through the merger of PRIMTELEFONE and the contract of adhesion		Management	For	For
12.	Approve the changes and amendments to the Charter		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	176000	0	01-Feb-2008	01-Feb-2008

CONTAINER CORPN OF INDIA LTD
Security	Y1740A137		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	CCRI_IN		Meeting Date	14-Mar-2008
ISIN	INE111A01017		Agenda	701467397 - Management
Item	Proposal		Type	Vote	For/Against Management
S.1	Amend, pursuant to the provisions of Section 31 and other applicable provisions of the Companies Act, 1956, the Article 67(ii) (a) of the Articles of Association of the Company as specified		Management	For	For
S.2	Amend, pursuant to provisions of Section 31 and other applicable provisions of the Companies Act,1956, Article of Association of the Company by incorporating a new Article 84A as specified		Management	For	For
3.
Approve, pursuant to Section 16 and Section 94 of the Companies
Act 1956, and other applicable provisions of the Companies Act,
1956 and subject to approval of President of India in terms of
Article 6 of Articles of Association of the Company, to increase the authorized share capital of the Company from INR 100 crores
divided into 10,00,00,000 equity shares of INR 10 each to INR 200 crores divided into 20,00,00,000 equity shares of INR 10 each and amend the existing Clause V of the Memorandum of Association of the Company as specified
			Management	For	For
4.
Ratify, in accordance with applicable provisions of the Companies
Act, 1956, or any amendment or re-enactment thereof and the
provisions of the Articles of Association of the Company and subject to the Guidelines issued by the securities and Exchange
Board of India [SEBI] in this behalf and subject to such approvals, consents, permissions and sanctions, as may be necessary from appropriate authorities, the recommendation of the Board of
Directors, to issue 1 fully paid-up Equi1y Share of INR 10 each for every 1 fully paid- up Equity Share of INR 10 each held by
Members by capitalization of sum standing to the credit of the
General Reserves of the Company credited as fully paid-up Equity
Shares to those Members whose names shall appear in the
Register of Members or in the respective beneficiary account with their respective Depository Participants, on the 'Record Date' and that the Bonus Shares so distributed shall, for all purposes, be treated as an increase in the nominal amount in the Share Capital of the Company held by each such member, and not as income;
that the Bonus Shares so allotted shall rank pari passu in all respects including dividend with the existing equity shares of the
Company; that the Bonus Shares so allotted shall always be
subject to the terms and conditions contained in the Memorandum and Articles of Association of the Company; and authorized the
Board, for the purpose of giving effect to this resolution, to do all such acts/deeds, matters and things and give such directions as may be necessary or expedient and to settle any question,
difficulty or doubt that may a rise in this regard as the Board in its absolute discretion may deem necessary or desirable and its
decision shall be final and binding
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	37910	0	06-Mar-2008	06-Mar-2008

ORASCOM CONSTR INDS S A E
Security	68554N106		Meeting Type	MIX
Ticker Symbol	ORSD_LI		Meeting Date	15-Mar-2008
ISIN	US68554N1063		Agenda	701480030 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Approve the Board of Directors' report on the activities of the Parent Company [Orascom Construction Industries S.A.E.] for the FYE 31 DEC 2007		Management	No Action
2.	Approve the Auditors' report on the standalone unconsolidated financial statements of the Parent Company for the FYE 31 DEC 2007		Management	No Action
3.	Approve the standalone financial statements of the Parent Company for the FYE 31 DEC 2007		Management	No Action
4.	Approve a cash dividend distribution of EGP 300 per share based on the standalone unconsolidated financial statements for the FYE 31 DEC 2007		Management	No Action
5.	Approve the decisions taken by the Board of Directors during the FYE 31 DEC 2007		Management	No Action
6.	Approve the release of the Board of Directors from its responsibility for the FYE 31 DED 2008		Management	No Action
7.	Approve the remuneration for the Board of Directors of the Company during the FYE 31 DEC 2008		Management	No Action
8.	Re-appoint the Company's Auditor and approve to determine their fees for the FYE 31 DEC 2008		Management	No Action
9.
Approve the charitable donations made by the Company during
the FYE 31 DEC 2007 and authorize the Board of Directors to
make charitable donations during the FYE 31 DEC 2007 in excess of EGP 1,000 and approve a ceiling for such donations of EGP
10,000,000
			Management	No Action
E.1
Approve the Subscription Agreement between Orascom
Construction Industries, SAE [the issuer] and Abraaj Capital [the
United Arab Emirates] [the Subscriber] in accordance with the provisions of the Agreement for the sale and purchase of Egyptian
Fertilizers Company, SAE, signed on 21 FEB 2008 [the SPA]
			Management	No Action
E.2
Approve the resolution of the Board of Directors of the Company dated 19 FEB 2008 regarding the increase of the issued capital of the Company from EGP 1,009,979,185 to EGP 1,073,853,570
within the authorized capital, amounting to EGP 5 billion, by issuing 12,774,877 ordinary nominal shares at the fair value, amounting to EGP 607.93 for each share, calculated on the basis of the average closing price of the Company's shares on CASE during the period 10 DEC 2007 [the date of announcing the
Lafarge transaction] until 21 FEB 2008 [the date of announcing the acquisition of Egyptian Fertilizers Company, SAE] plus a premium of 14% less EGP 300 representing the proposed cash
dividend distribution per share, which will not be available to the
			Management	No Action

subscriber; the fair value has been approved by one of the
independent financial advisors, registered with the Capital Market
Authority, in implementation of Article [2] of Decree No.12 for 2007 amending certain provisions of the Executive Regulations of
Capital Market Law No. 95 for 1992; and acknowledge that the shares will be issued at the nominal value of EGP 5 and the
balance of EGP 302.93, to be added to reserves

E.3
Approve the allocation of the increase of the issued capital in full to Abraaj Capital, [the United Arab Emirates] on the basis of a total subscription price of USD 715.5 million, at an agreed share price of EGP 307.93 per ordinary share of the Company, [EGP
607.93 less EGP 300 per share representing the cash dividend, to be distributed in MAR 2008]; such capital increase to take
following the distribution of the cash dividend and by no later than
30 APR 2008
			Management	No Action
E.4
Approve the waiver of the preemptive rights of the original
shareholders to subscribe to the above capital increase, as per
Article [18] of the Statutes of the Company, and allocate the capital increase in full to Abraaj Capital [the United Arab Emirates]
			Management	No Action
E.5
Authorize the Board of Directors to amend Articles [6] and [7] of the Statutes of the Company in implementation of the capital increase and authorize Mr. Nassef Sawiris, the Managing Director,
Mr. Salman Butt, the Chief Financial Officer and Mr. Hussein
Marei, General Counsel, severally to sign all documents, papers, applications or contracts necessary for the completion of the procedures required to increase the capital, amend the Statutes of the Company and all other related procedures
			Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000000004955	61C	28673	0

KOOKMIN BANK
Security	50049M109		Meeting Type	Annual
Ticker Symbol	KB		Meeting Date	20-Mar-2008
ISIN	US50049M1099		Agenda	932820346 - Management
Item	Proposal		Type	Vote	For/Against Management
01
APPROVAL OF NON-CONSOLIDATED FINANCIAL
STATEMENTS (BALANCE SHEET, INCOME STATEMENT AND
STATEMENT OF APPROPRIATION OF RETAINED EARNINGS)
FOR THE FISCAL YEAR 2007, AS SET FORTH IN THE
COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.
			Management	For	For
02	APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	Against	Against
Comments-This would allow for the issuance of 20% new shares. We believe this would represent an unjustified dilution without allowing for shareholder vote.
03	APPROVAL OF APPOINTMENT OF DIRECTOR(S), AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
04	APPROVAL OF APPOINTMENT OF CANDIDATE(S) FOR THE MEMBERS OF THE AUDIT COMMITTEE, WHO ARE NOT NON- EXECUTIVE DIRECTORS, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
05	APPROVAL OF APPOINTMENT OF CANDIDATE(S) FOR THE MEMBERS OF THE AUDIT COMMITTEE, WHO ARE NON- EXECUTIVE DIRECTORS, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
06	APPROVAL OF THE AGGREGATE REMUNERATION LIMIT FOR DIRECTORS, AS SET FORTH IN THE COMPANY'S NOTICE OF MEETING ENCLOSED HEREWITH.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	17823	12000	07-Mar-2008	07-Mar-2008

HANKOOK TIRE CO LTD, SEOUL
Security	Y30587102		Meeting Type	Annual General Meeting
Ticker Symbol	00240_KS		Meeting Date	21-Mar-2008
ISIN	KR7000240002		Agenda	701472499 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the balance sheet, income statement and disposition of the retained earning for 54th and dividend of KRW 250 per share		Management	For	For
2.	Amend the Articles of Incorporation to allow shareholder meetings in other places and to create Management Committee		Management	For	For
3.	Elect 2 Outside Directors who will also be Members of the Audit Committee [Bundled]		Management	For	For
4.	Approve the remuneration of Executive Directors and Independent Non-Executive Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	118100	0	06-Mar-2008	06-Mar-2008

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Special
Ticker Symbol	PBR		Meeting Date	24-Mar-2008
ISIN	US71654V4086		Agenda	932828087 - Management
Item	Proposal		Type	Vote	For/Against Management
1A
APPROVAL OF THE INCORPORATION PROTOCOL AND
JUSTIFICATION, DATED FEBRUARY 28, 2008, SIGNED BY
PETROBRAS, AS THE SURVIVING COMPANY, AND BY
PRAMOA PARTICIPACOES S.A., AS THE ACQUIRED
COMPANY, TOGETHER WITH THE RESPECTIVE PERTINENT
DOCUMENTS, AND WITH PRAMOA PARTICIPACOES S.A.'S
INCORPORATION OPERATION APPROVAL.
			Management	For	For
1B
APPROVAL OF THE APPOINTMENT OF A SPECIALIZED
COMPANY TO EVALUATE AND APPROVE THE RESPECTIVE
ASSESSMENT REPORT ELABORATED FOR THE PRAMOA
PARTICIPACOES S.A. INCORPORATION OPERATION, UNDER
THE TERMS OF 1 AND 3 OF ART. 227, LAW NO. 6.404/76.
			Management	For	For
2A
APPROVAL OF THE INCORPORATION PROTOCOL AND
JUSTIFICATION, DATED FEBRUARY 29, 2008, SIGNED BY
PETROBRAS, AS THE SURVIVING COMPANY, AND BY UPB
S.A., AS THE ACQUIRED COMPANY, TOGETHER WITH THE
RESPECTIVE PERTINENT DOCUMENTS, AND WITH UPB
S.A.'S INCORPORATION OPERATION APPROVAL.
			Management	For	For
2B
APPROVAL OF THE APPOINTMENT OF A SPECIALIZED
COMPANY TO EVALUATE AND APPROVE THE RESPECTIVE
ASSESSMENT REPORT ELABORATED FOR THE UPB S.A.
INCORPORATION OPERATION, UNDER THE TERMS OF 1
AND 3 OF ART. 227, LAW NO. 6.404/76.
			Management	For	For
03	SPLIT OF THE SHARES THAT REPRESENT THE CAPITAL STOCK.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	30868	63900	19-Mar-2008	19-Mar-2008

PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANG
Security	Y7145P165		Meeting Type	Annual General Meeting
Ticker Symbol	PTTEP/F_TB		Meeting Date	28-Mar-2008
ISIN	TH0355A10Z12		Agenda	701454174 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Acknowledge the 2007 performance result and 2008 Work Plan of the Company		Management	For	For
2.	Approve the 2007 financial statements		Management	For	For
3.	Approve the dividend payment for 2007 performance		Management	For	For
4.	Appoint the Auditor and approve the Auditor's fees for year 2008		Management	For	For
5.	Approve the Directors' and Sub-Committees' remuneration		Management	For	For
6.	Amend the Directors' liability protection		Management	For	For
7.	Amend the Company's Articles of Association [AOA] Clauses 9		Management	For	For
8.1	Appoint Mr. Vudhibandhu V. as a Director in replacement of who retires by rotation		Management	For	For
8.2	Appoint Mr. Chitrapongse K. as a Director in replacement of who retires by rotation		Management	For	For
8.3	Appoint Mr. Prasert B. as a Director in replacement of who retires by rotation		Management	For	For
8.4	Appoint Mr. Sirin N. as a Director in replacement of who retires by rotation		Management	For	For
8.5	Appoint Mr. Kurujit N. as a Director in replacement of who retires by rotation		Management	For	For
	PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE ALLOWED. THANK YOU.		Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN THE SEQUENCE OF NUMBERING-OF RESOLUTIONS. IF
YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
NOT RETURN-THIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK Y-OU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	435500	0	26-Mar-2008	26-Mar-2008

TURKIYE IS BANKASI A S
Security	M8933F115	Meeting Type	Ordinary General Meeting
Ticker Symbol	Meeting Date	28-Mar-2008
ISIN	TRAISCTR91N2	Agenda	701479758 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Opening of the meeting, elect the Presiding Council, and grant authority to sign the minutes of the meeting	Management	No Action
2.	Receive the statutory reports	Management	No Action
3.	Approve the financial statements and grant discharge to the Directors and to the Internal Auditors	Management	No Action
4.	Approve the dividends	Management	No Action
5.	Approve the External Auditors	Management	No Action
6.	Elect the Directors	Management	No Action
7.	Approve the Director remuneration	Management	No Action
8.	Appoint the Internal Statutory Auditors	Management	No Action
9.	Approve the Internal Auditor remuneration	Management	No Action
PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	491271	0	10-Mar-2008	10-Mar-2008

DAEWOO SHIPBUILDING & MARINE ENGINEERING CO LTD, S
Security	Y1916Y117		Meeting Type	Annual General Meeting
Ticker Symbol	042660_KS		Meeting Date	28-Mar-2008
ISIN	KR7042660001		Agenda	701480686 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement		Management	For	For
2.	Approve the partial amendment to the Articles of Incorporation		Management	For	For
3.	Elect the Outside Director as the Audit Committee Member		Management	For	For
4.	Approve the limit of remuneration for the Directors		Management	For	For
5.	Amend the Retirement Benefit Plan for the Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	62730	0	14-Mar-2008	14-Mar-2008

HYNIX SEMICONDUCTOR INC, ICHON
Security	Y3817W109		Meeting Type	Annual General Meeting
Ticker Symbol	000660_KS		Meeting Date	28-Mar-2008
ISIN	KR7000660001		Agenda	701483430 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the 60th income statement, balance sheet, proposed disposition of retained earning		Management	For	For
2.	Elect the Directors		Management	For	For
3.	Elect the External Directors who will be the Member of Audit Committee		Management	For	For
4.	Approve the limit of remuneration for the Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	57230	0	14-Mar-2008	14-Mar-2008

SAMSUNG ELECTRS LTD
Security	796050888		Meeting Type	Ordinary General Meeting
Ticker Symbol	SMSN_LI		Meeting Date	28-Mar-2008
ISIN	US7960508882		Agenda	701486208 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the appropriation of income and year-ends dividends of KRW 7.500 per common share		Management	For	For
2.	Approve the remuneration of the Executive Directors and the Non Executive Directors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	16670	0	17-Mar-2008	17-Mar-2008

SAMSUNG ELECTRS LTD
Security	796050201		Meeting Type	Annual General Meeting
Ticker Symbol	SMSN_LI		Meeting Date	28-Mar-2008
ISIN	US7960502018		Agenda	701498429 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement, 39th income statement, balance sheet, proposed disposition of retained earning, appropriation of income and YE dividends of KRW 7,500 per common share.		Management	For	For
2.	Approve the limit of remuneration for the Executive [Inside] Directors and Independent Non-Executive [Outside] Directors.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	5491	0	24-Mar-2008

PT BANK DANAMON INDONESIA TBK
Security	Y71188190		Meeting Type	Annual General Meeting
Ticker Symbol	BDMN_IJ		Meeting Date	03-Apr-2008
ISIN	ID1000094204		Agenda	701470229 - Management
Item	Proposal		Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS A MIX MEETING. THANK YOU.		Non-Voting
A.1.1	Approve the annual report for the book of years 2007		Management	For	For
A.1.2	Approve the financial statement for the book year 2007		Management	For	For
A.1.3	Approve the report of Board of Commissioners Company for the book years 2007		Management	For	For
A.2	Approve the profit allocation for the book year 2007		Management	For	For
A.3	Approve to change the Members Board of Commissioners and the Directors Company		Management	For	For
A.4	Approve the salary and/or other allowances for the Members Board of Commissioners		Management	For	For
A.5.1	Approve the salary and/or other allowances from the Members Board of Directors		Management	For	For
A.5.2	Approve the delegation of duties of Directors		Management	For	For
A.6	Appoint the Public Accountant for the book years 2008 and authorize the Board to fix their remuneration		Management	For	For
A.7	Approve the Audit Committee's report		Management	For	For
E.8	Amend the Articles of Association of the Company as refer to Government Regulation No.40 years 2007		Management	For	For
E.9	Approve to change the Members Board of Commissioners and Directors Company		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	3264500	0	14-Mar-2008	14-Mar-2008

THE SIAM COMMERCIAL BANK PUBLIC CO LTD
Security	Y7905M113		Meeting Type	Annual General Meeting
Ticker Symbol	SCB/F_TB		Meeting Date	03-Apr-2008
ISIN	TH0015010018		Agenda	701470673 - Management
Item	Proposal		Type	Vote	For/Against Management
	PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE ALLOWED IN THIS MEETING. THANK Y-OU.		Non-Voting
1.	Approve the minutes of the AGM of shareholders No 184 held on 05 APR 2007		Management	For	For
2.	Approve to inform the annual report prepared by the Board of Directors		Management	For	For
3.	Approve the financial statements for the FYE 31 DEC 2007		Management	For	For
4.	Approve to allocate the profits and dividend payment of 2.00 per share from the Bank's operational result of year 2007		Management	For	For
5.	Approve the distribution of the Directors' remuneration and allocate the Directors' bonus for the year 2008		Management	For	For
6.1	Elect Mr. Chirayu I. as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.2	Elect Mr. Khunying Jada W. as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.3	Elect Mr. M.R. Disnadda D. as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.4	Elect Mr. John W. Hancock as a Board of Director in replacement of those who retires by rotation		Management	For	For
6.5	Elect Mr. Peter S.L. Huat as a Board of Director in replacement of those who retires by rotation		Management	For	For
7.	Appoint KPMG Phoomchai Audit Ltd. as the Auditors and authorize the Board to fix their remuneration		Management	For	For
8.	Grant authority for the issuance of additional debentures in the amount of THB 50 billion, aggregating to not exceeding THB 150 billion		Management	For	For
9.	Amend Clause 4 of the Bank's Memorandum of Association in order for it to be in line with the conversion of preferred shares into ordinary shares in year 2007		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1385070	0	27-Mar-2008	27-Mar-2008

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Annual
Ticker Symbol	PBR		Meeting Date	04-Apr-2008
ISIN	US71654V4086		Agenda	932839737 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	MANAGEMENT REPORT AND FINANCIAL STATEMENTS, TOGETHER WITH THE AUDIT COMMITTEE'S REPORT FOR THE FISCAL YEAR ENDING ON DECEMBER 31, 2007.		Management	For	For
O2	2008 FISCAL YEAR CAPITAL BUDGET.		Management	For	For
O3	2007 FISCAL YEAR RESULT APPROPRIATION.		Management	For	For
O4	ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.		Management	For	For
O5	ELECTION OF THE PRESIDENT OF THE BOARD OF DIRECTORS.		Management	For	For
O6	ELECTION OF THE MEMBERS OF THE AUDIT COMMITTEE AND THEIR RESPECTIVE SUBSTITUTES.		Management	For	For
O7	DETERMINATION OF THE MANAGERS' WAGES, INCLUDING THEIR PROFIT PARTICIPATION, PURSUANT TO ARTICLES 41 AND 56 OF THE ARTICLES OF INCORPORATION, AS WELL AS THAT OF THE FULL MEMBERS OF THE AUDIT COMMITTEE.		Management	For	For
E1
CAPITAL STOCK INCREASE VIA THE INCORPORATION OF
PART OF THE CAPITAL RESERVES AND OF PROFIT
RESERVES, FOR A TOTAL OF R$26,323 MILLION,
INCREASING THE CAPITAL STOCK FROM R$52,644 MILLION
TO R$78,967 MILLION, WITHOUT CHANGING THE NUMBER
OF ORDINARY AND PREFERRED SHARES, ALL AS MORE
FULLY DESCRIBED IN THE PROXY STATEMENT.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	30868	63900	31-Mar-2008	31-Mar-2008

LAN AIRLINES S.A.
Security	501723100		Meeting Type	Annual
Ticker Symbol	LFL		Meeting Date	10-Apr-2008
ISIN	US5017231003		Agenda	932827857 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET AND FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.		Management	For	For
02
APPROVAL OF THE DISTRIBUTION OF A FINAL DIVIDEND TO
BE CHARGED TO THE EARNINGS FOR FISCAL YEAR 2007,
INCLUDING IN THIS SUM THE PROVISLONAL DIVIDENDS OF
U.S. $0.26596 AND U.S. $0.35389 PER SHARE PAID IN THE
MONTHS OF AUGUST 2007 AND JANUARY 2008,
RESPECTIVELY.
			Management	For	For
03	ELECTION OF THE BOARD OF DIRECTORS.		Management	For	For
04	DETERMINATION OF THE COMPENSATION FOR THE BOARD OF DIRECTORS FOR FISCAL YEAR 2008.		Management	For	For
05	DETERMINATION OF THE COMPENSATION FOR THE DIRECTOR'S COMMITTEE AND THEIR BUDGET FOR FISCAL YEAR 2008.		Management	For	For
06	DESIGNATION OF EXTERNAL AUDITORS; DESIGNATION OF RISK ASSESSORS; ACCOUNTS OF THE MATTERS REFERRED TO IN ARTICLE 44 OF LAW 18046 ON CORPORATIONS.		Management	For	For
07	INFORMATION REGARDING THE COST OF PROCESSING, PRINTING AND DISTRIBUTION.		Management	For	For
08	ANY OTHER MATTER OF PUBLIC INTEREST THAT SHOULD BE KNOWN FOR THE SHAREHOLDERS' MEETING.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	29400	88900	02-Apr-2008	02-Apr-2008

X5 RETAIL GROUP N V
Security	98387E205		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	FIVE_LI		Meeting Date	21-Apr-2008
ISIN	US98387E2054		Agenda	701518372 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening and announcements		Non-Voting
2.
Approve to increase the amount of shares or rights to subscribe for shares to be issued or granted under, and extend the scope and term of, the current delegation to the Supervisory Board, as the Corporate body authorized to resolve on the issuance of, and/or the grant of rights to subscribe for, shares in the capital of the Company, as approved in the general meeting of shareholders on 05 NOV 2007
			Management	Against	Against
Comments-This could authorize much more than 10% dilution without pre-emptive rights
3.
Approve to extend the current delegation of the Supervisory
Board, as the Corporate body authorized to resolve on the
restriction or exclusion of any pre-emptive right in connection with the issuance of, and/or the grant of rights subscribe for, shares in the capital of the Company, as approved by the general meeting of the shareholders in 05 NOV 2007
			Management	Against	Against
Comments-This could authorize much more than 10% dilution without pre-emptive rights
4.
Authorize the Company to enter into all legal acts as referred to in
Section 2:94 Paragraph 2 of the Dutch Civil Code in respect of a contribution in kind in exchange for shares to be issued by the
Company
			Management	For	For
5.	Any other business and conclusion		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	40220	0	08-Apr-2008	08-Apr-2008

ASM PACIFIC TECHNOLOGY LTD
Security	G0535Q133		Meeting Type	Annual General Meeting
Ticker Symbol	522_HK		Meeting Date	21-Apr-2008
ISIN	KYG0535Q1331		Agenda	701532106 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited consolidated accounts and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final and second special dividend of HKD 1.10 per share and HKD 0.40 per share respectively for the YE 31 DEC 2007		Management	For	For
3.1	Re-elect Mr. Arthur H. del Prado as a Director		Management	For	For
3.2	Re-elect Mr. Tang Koon Hung, Eric as the Director		Management	For	For
3.3	Re-elect Mr. Arnold J.M. van der Ven as a Director		Management	For	For
3.4	Authorize the Board of Directors to fix the Directors' remuneration		Management	For	For
4.	Re-appoint Deloitte Touche Tohmatsu as the Auditor and authorize the Board of Directors to fix their remuneration		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	286300	95700	15-Apr-2008	15-Apr-2008

BANCO SANTANDER CHILE
Security	05965X109		Meeting Type	Annual
Ticker Symbol	SAN		Meeting Date	22-Apr-2008
ISIN	US05965X1090		Agenda	932837480 - Management
Item	Proposal		Type	Vote	For/Against Management
01
APPROVAL OF THE ANNUAL REPORT, BALANCE SHEET AND
CONSOLIDATED FINANCIAL STATEMENTS OF THE BANK
AND ITS SUBSIDIARIES, THE INDEPENDENT REPORT OF
THE EXTERNAL AUDITORS, AND THE NOTES
CORRESPONDING TO THE FINANCIAL YEAR ENDING
DECEMBER 31ST OF 2007.
			Management	For	For
02
ALLOCATION OF 2007 NET INCOME. A DIVIDEND OF
CH$1.064602782675430 PER SHARE WILL BE PROPOSED,
CORRESPONDING TO 65% OF 2007 NET INCOME. IT IS ALSO
BEING PROPOSED THAT THE REMAINING 35% OF NET
INCOME BE RETAINED.
			Management	For	For
03	DESIGNATION OF EXTERNAL AUDITORS.		Management	For	For
04	ELECTION OF BOARD MEMBERS. CANDIDATES WILL BE PROPOSED AT THE SHAREHOLDERS' MEETING.		Management	For	For
05	DETERMINATION OF BOARD REMUNERATION FOR 2008.		Management	For	For
06	AUDIT COMMITTEE'S ANNUAL REPORT AND APPROVAL OF AUDIT COMMITTEE'S BUDGET FOR 2008.		Management	For	For
07	ACCOUNT OF ALL OPERATIONS WITH RELATED PARTIES AS DEFINED BY ARTICLE 44 OF LAW 18,046.		Management	For	For
08	DISCUSS ANY MATTER OF INTEREST THAT SHOULD BE DISCUSSED IN AN ORDINARY SHAREHOLDERS' MEETING AS DEFINED BY LAW AND BY THE BANK'S BYLAWS.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	44336	0	11-Apr-2008	11-Apr-2008

BANK POLSKA KASA OPIEKI -GRUPA PEKAO S.A., WARSZAW
Security	X0641X106	Meeting Type	Annual General Meeting
Ticker Symbol	Meeting Date	23-Apr-2008
ISIN	PLPEKAO00016	Agenda	701497681 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
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POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
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Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Appoint the Meeting's Chairman	Management	No Action
3.	Approve the statement of the meeting's Legal Validity	Management	No Action
4.	Appoint the Ballot Couting Commission	Management	No Action
5.	Approve the agenda	Management	No Action
6.	Approve the Management's report on Company's activity in 2007	Management	No Action
7.	Approve the financial statement for 2007	Management	No Action
8.	Approve the Management's report on activity of the Bank's Capital Group in 2007	Management	No Action
9.	Approve the consolidated financial statement for 2007	Management	No Action
10.	Approve the Management motion on distribution of the net profit for 2007 and allocation of the part of funds from reserve to dividend payment	Management	No Action
11.	Approve the report of the Supervisory Board activity	Management	No Action
12.1	Approve the Management's report on activity in 2007	Management	No Action
12.2	Approve the financial statement for 2007	Management	No Action
12.3	Approve the Management's report on activity of the Bank's Capital Group	Management	No Action
12.4	Approve the consolidated financial statement	Management	No Action
12.5	Approve the distribution of the Bank's net proft for 2007, allocation funds to dividend payment	Management	No Action
12.6	Approve the Supervisory Board report on its activity in 2007	Management	No Action
12.7	Approve the duties' fulfilling by the Management	Management	No Action
12.8	Approve the duties' fulfilling by the Supervisory Board	Management	No Action
13.	Closure of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	17110	0	28-Mar-2008	28-Mar-2008
ALL AMERICA LATINA LOGISTICA SA
Security	01643R606	Meeting Type	MIX
Ticker Symbol	ALLL11_BZ	Meeting Date	28-Apr-2008
ISIN	BRALLLCDAM10	Agenda	701515299 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED.-
SHOULD YOU HAVE ANY QUESTIONS, PLEASE CONTACT
YOUR CLIENT SERVICE REPRESENTAT-IVE AT ADP THANK
YOU
Non-Voting
A.1	Approve to take the knowledge of the Directors accounts, the Company's consolidated financial statements and the accounting statements for the FYE 31 DEC 2007	Management	No Action
A.2	Approve to allocate the net profits from the FY and the distribution from the dividends	Management	No Action
A.3	Elect the members of the Board of Directors and Finance Committee	Management	No Action
A.4	Approve to set the global remuneration of the Board of Directors and of the financing committee	Management	No Action
E.1	Amend the wording of the main part of the Article 25	Management	No Action
E.2	Amend the wordings of items A and B of the Article 31, all of the Corporate Bylaws of the Company	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	224100	0	17-Apr-2008	17-Apr-2008

URBI DESARROLLOS URBANOS SA DE CV
Security	P9592Y103		Meeting Type	Ordinary General Meeting
Ticker Symbol	URBI*_MM		Meeting Date	28-Apr-2008
ISIN	MX01UR000007		Agenda	701538172 - Management
Item	Proposal		Type	Vote	For/Against Management
I.	Receive the reports and opinions of Article 28, Part IV of the Securities Market Law, for the FYE on 31 DEC 2007		Management	For	For
II.	Recive the report regarding the fulfillment of the Tax Obligations of the Company that are referred to in Article 86, XX, of the Income Tax Law		Management	For	For
III.	Approve the allocation of profits		Management	For	For
IV.	Approve the designation or ratification of the Members of the Board of Directors, and resolutions, regarding the remuneration for the same		Management	For	For
V.	Approve the designation or ratification of the Chairpersons of the Audit and Corporate Practices Committees		Management	For	For
VI.	Approve to determine the maximum amount of resources that can be allocated to the acquisition of own shares of the Company		Management	For	For
VII.	Approve the designation of special delegates of the meeting, for the execution and formalization of its resolutions		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	816600	31000	17-Apr-2008	17-Apr-2008

COMPANHIA DE BEBIDAS DAS AMERICAS-AMBEV
Security	20441W203		Meeting Type	Annual
Ticker Symbol	ABV		Meeting Date	28-Apr-2008
ISIN	US20441W2035		Agenda	932878715 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	TO TAKE THE MANAGEMENT ACCOUNTS, EXAMINE, DISCUSS AND VOTE THE FINANCIAL STATEMENTS RELATED TO THE FISCAL YEAR OF 2007.		Management	For	For
O2	TO RESOLVE ON THE ALLOCATION OF THE NET INCOME FOR THE YEAR, AS WELL AS TO RATIFY THE DISTRIBUTION OF INTEREST.		Management	For	For
O3	TO RATIFY THE AMOUNTS PAID BY MEANS OF THE GLOBAL COMPENSATION ATTRIBUTED TO THE COMPANY'S ADMINISTRATORS FOR THE YEAR 2007.		Management	For	For
O4	TO DETERMINE THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS, TO ELECT ITS NEW MEMBERS AND RESPECTIVE DEPUTIES.		Management	For	For
O5	TO ELECT NEW MEMBERS OF THE FISCAL COUNCIL OF THE COMPANY AND RESPECTIVE DEPUTIES.		Management	For	For
E1	TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL, ON THE AMOUNT OF R$307,235,839.32, ALL AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.		Management	For	For
E2	TO APPROVE AN INCREASE ON THE CORPORATE CAPITAL, ON THE AMOUNT OF R$131,672,545.74.		Management	For	For
E3	BY VIRTUE OF THE RESOLUTIONS OF ITEMS (E1) AND (E2) ABOVE, TO AMEND ARTICLE 5 OF THE COMPANY'S BYLAWS.		Management	For	For
E4	TO APPROVE THE CANCELLATION OF COMMON AND PREFERRED SHARES OF THE COMPANY HELD IN TREASURY.		Management	For	For
E5	TO APPROVE THE CHANGE OF OFFICIAL NEWSPAPER FOR PUBLICATION OF NOTICES TO SHAREHOLDERS.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	17900	16200	24-Apr-2008	24-Apr-2008

CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103	Meeting Type	MIX
Ticker Symbol	CYRE3_BZ	Meeting Date	29-Apr-2008
ISIN	BRCYREACNOR7	Agenda	701535912 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
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POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
A.I	Approve the Board of Directors annual report, the financial statements relating to FYE 31 DEC 2007	Management	No Action
A.II
Approve the allocation of the net profit from the FY, distribution of dividends and ratify the payment of dividends and ratify the payment of interim dividends in the a mount of BRL
60,000,000.00, decided on by the Board of Directors at a meeting held on 05 SEP 2007, and of the participation that is dealt with in
Article 190 of Law 6404 76
Management	No Action
A.III	Elect the Members of the Board of Directors	Management	No Action
A.IV	Approve to set the global annual remuneration of the Members of the Company's Board of Directors	Management	No Action
E.I	Approve the new Cyrela in action Stock Option Plan	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	255698	0	18-Apr-2008	18-Apr-2008

GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE
Security	P49501201		Meeting Type	Ordinary General Meeting
Ticker Symbol			Meeting Date	29-Apr-2008
ISIN	MXP370711014		Agenda	701537637 - Management
Item	Proposal		Type	Vote	For/Against Management
I.	Approve the reports that are referred to in the Article 28, Part IV, of the Securities Market Law, for the FYE on 31 DEC 2007		Management	For	For
II.	Approve the allocation of profits		Management	For	For
III.	Approve the designation of the Members of the Board of Directors of the Company and determine their independence and their compensation		Management	For	For
IV.	Approve the designation of the Members of the Audit and the Corporate Practices Committee, including the appointment of the Chairperson of said Committee and determine their compensation		Management	For	For
V.
Approve the report from the Board of Directors regarding the operations done with own shares during 2007, as well as
determine the maximum amount of funds that can be allocated to the purchase of own shares for the 2008 FY
			Management	For	For
VI.	Grant authority to carry out a collation of the Corporate By-Laws		Management	For	For
VII.	Approve the designation of the delegate or delegates to formalize and carry out, if relevant, the resolutions passed by the meeting		Management	For	For
VIII.	Approve the meeting minutes		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	388880	391400	17-Apr-2008	17-Apr-2008

CYRELA BRAZIL REALTY SA EMPREENDIMENTOS E PARTICIP
Security	P34085103		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	CYRE3_BZ		Meeting Date	29-Apr-2008
ISIN	BRCYREACNOR7		Agenda	701539453 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
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POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
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CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.
Amend the current Articles 1, 8, 11, 17, 19, 23 lines G, N and R,
26, 34, 35, 38 line H, 39 to 41, 43 to 48, with the exclusion of the current Articles 42, 49, 50 and 55 and the inclusion of the new
Articles to be numbered 40, 49 to 53, all of the Corporate By-Laws of the Company and the consolidated of the Corporate By-laws as a result of the mentioned amendments, in light of their updating in relation to the Rules of the Novo Mercado listing regulations of the
Sao Paulo Stock Exchange Bovespa
			Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	255698	0	18-Apr-2008	18-Apr-2008

AMERICA MOVIL, S.A.B. DE C.V.
Security	02364W105		Meeting Type	Annual
Ticker Symbol	AMX		Meeting Date	29-Apr-2008
ISIN	US02364W1053		Agenda	932864285 - Management
Item	Proposal		Type	Vote	For/Against Management
I
APPOINTMENT OR, AS THE CASE MAY BE, REELECTION OF
THE MEMBERS OF THE BOARD OF DIRECTORS OF THE
COMPANY THAT THE HOLDERS OF THE SERIES "L" SHARES
ARE ENTITLED TO APPOINT. ADOPTION OF RESOLUTIONS
THEREON.
			Management	For	For
II	APPOINTMENT OF DELEGATES TO EXECUTE AND, IF APPLICABLE, FORMALIZE THE RESOLUTIONS ADOPTED BY THE MEETING. ADOPTION OF RESOLUTIONS THEREON.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	68550	0	22-Apr-2008	22-Apr-2008

COMPANHIA VALE DO RIO DOCE
Security	204412209		Meeting Type	Annual
Ticker Symbol	RIO		Meeting Date	29-Apr-2008
ISIN	US2044122099		Agenda	932874236 - Management
Item	Proposal		Type	Vote	For/Against Management
O1A	APPRECIATION OF THE MANAGEMENTS' REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007		Management	For	For
O1B	PROPOSAL FOR THE DESTINATION OF PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT BUDGET FOR THE COMPANY		Management	For	For
O1C	APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL		Management	For	For
O1D	ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS		Management	For	For
E2A	THE APPROVAL FOR THE PROTOCOL AND JUSTIFICATION OF MERGER OF FERRO GUSA CARAJAS S.A., A WHOLLY OWNED SUBSIDIARY OF THE COMPANY, PURSUANT TO ARTICLES 224 AND 225 OF THE BRAZILIAN CORPORATE LAW		Management	For	For
E2B	TO RATIFY THE APPOINTMENT OF DELOITTE TOUCHE TOHMATSU AUDITORES INDEPENDENTES, THE EXPERTS HIRED TO APPRAISE THE VALUE OF THE COMPANY TO BE MERGED		Management	For	For
E2C	TO DECIDE ON THE APPRAISAL REPORT, PREPARED BY THE EXPERT APPRAISERS		Management	For	For
E2D	THE APPROVAL FOR THE MERGER OF FERRO GUSA CARAJAS S.A., WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW SHARES BY THE COMPANY		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	70140	216400	23-Apr-2008	23-Apr-2008

WILSON SONS LTD
Security	G96810117	Meeting Type	Annual General Meeting
Ticker Symbol	WSON11_BZ	Meeting Date	30-Apr-2008
ISIN	BRWSONBDR009	Agenda	701505604 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements for the year ended 31 DEC 2007 and the report of the Auditors thereon	Management	No Action
2.	Receive the company Bye Law 15.3 A, USD 1,981,000, being 5% of the Company's net profit for 2007, be credited to the legal reserve	Management	No Action
3.	Receive the Company Bye Law 15.3B, no sums should be set aside to the contingency reserve	Management	No Action
4.	Receive the Company Bye Law 15.3C, USD 16 million be made available for payment as dividends at the discretion of the Board	Management	No Action
5.
Re-appoint Deloitte Touche and Tohmatsu as the Auditors of the
Company, to hold office from the conclusion of this AGM until the conclusion of the AGM at which the Company's financial
statements are presented
Management	No Action
6.	Authorize the Company's Board of Directors to establish the Auditors remuneration	Management	No Action
7.	Approve the Company's Bye Law 34.1 that the number of Directors is and shall be 7	Management	No Action
8.	Appoint Mr.F.Gros to serve as the Chairman and Mr. J.F.G Vieir A to serve as the Deputy Chairman until the 2009 AGM	Management	No Action
9.	Ratify and Confirm of all and any actions taken by the Company's Board of Directors and the person entrusted when Company's management in the YE DEC 31 2007	Management	No Action

IMPORTANT MARKET PROCESSING REQUIREMENT: A
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POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECT-ED.
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Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	105348	0	08-Apr-2008	08-Apr-2008

PT BUMI RESOURCES TBK
Security	Y7122M110		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	30-Apr-2008
ISIN	ID1000068703		Agenda	701540571 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve to revise the purchase price of takeover transaction, through its wholly owned subsidiary, Calipso Investment Pte, LTD, a Company incorporated under the laws of Singapore over Herald
Resource Limited [HR] shares, a Company incorporated in
Australia and listed in Australian Stock Exchange, according to
Australian Capital Market Regulations
			Management	Against	Against
Comments-Relevant PM's and Analysts are all against acquisition
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	2715000	0	18-Apr-2008	18-Apr-2008

CENTRAL EUROPEAN DISTRIBUTION CORP.
Security		153435102		Meeting Type	Annual
Ticker Symbol		CEDC		Meeting Date	01-May-2008
ISIN		US1534351028		Agenda	932846934 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	WILLIAM V. CAREY			For	For
	2	DAVID BAILEY			For	For
	3	N. SCOTT FINE			For	For
	4	TONY HOUSH			For	For
	5	ROBERT P. KOCH			For	For
	6	JAN W. LASKOWSKI			For	For
	7	MARKUS SIEGER			For	For
	8	SERGEY KUPRIYANOV			For	For
02	FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2008.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3		837	93550	0	28-Apr-2008	28-Apr-2008

CHINA MOBILE (HONG KONG) LIMITED
Security	16941M109		Meeting Type	Annual
Ticker Symbol	CHL		Meeting Date	08-May-2008
ISIN	US16941M1099		Agenda	932860946 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	TO RECEIVE AND CONSIDER THE AUDITED FINANCIAL STATEMENTS AND THE REPORTS OF THE DIRECTORS AND AUDITORS.		Management	For	For
O2A	TO DECLARE AN ORDINARY FINAL DIVIDEND FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O2B	TO DECLARE A SPECIAL FINAL DIVIDEND FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O3A	TO RE-ELECT LU XIANGDONG AS A DIRECTOR.		Management	For	For
O3B	TO RE-ELECT XUE TAOHAI AS A DIRECTOR.		Management	For	For
O3C	TO RE-ELECT HUANG WENLIN AS A DIRECTOR.		Management	For	For
O3D	TO RE-ELECT XIN FANFEI AS A DIRECTOR.		Management	For	For
O3E	TO RE-ELECT LO KA SHUI AS A DIRECTOR.		Management	For	For
O4	TO RE-APPOINT MESSRS. KPMG AS AUDITORS AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.		Management	For	For
O5	TO GIVE A GENERAL MANDATE TO THE DIRECTORS TO REPURCHASE SHARES IN THE COMPANY.		Management	For	For
O6	TO GIVE A GENERAL MANDATE TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH ADDITIONAL SHARES IN THE COMPANY NOT EXCEEDING 20% OF THE AGGREGATE NOMINAL AMOUNT OF THE EXISTING ISSUED SHARE CAPITAL.		Management	Against	Against
Comments-Exceeds the 10% dilution limit that is our guideline for new issuance without rights
O7	TO EXTEND THE GENERAL MANDATE GRANTED TO THE DIRECTORS TO ISSUE, ALLOT AND DEAL WITH SHARES BY THE NUMBER OF SHARES REPURCHASED.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	89309	0	25-Apr-2008	25-Apr-2008

TVN S.A., WARSZAWA
Security	X9283W102	Meeting Type	Ordinary General Meeting
Ticker Symbol	TVN_PW	Meeting Date	09-May-2008
ISIN	PLTVN0000017	Agenda	701545812 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
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Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect the Meeting Chairman	Management	No Action
3.	Approve the verification of correctness of convening the general meeting of shareholders and its capacity to adopt binding resolutions	Management	No Action
4.	Adopt the agenda	Management	No Action
5.	Elect the Ballot Committee	Management	No Action
6.	Approve the financial statements of the Company for the FY 2007	Management	No Action
7.	Approve the report of the Management Board on the Company's business activity in the FY 2007	Management	No Action
8.	Approve the consolidated financial statement of the TVN Capital Group for the FY 2007	Management	No Action
9.	Grant discharge to the Members of TVN Management Board for performing the duties during the FY 2007	Management	No Action
10.	Grant discharge to the Members of TVN Supervisory Board for performing the duties during the FY 2007	Management	No Action
11.	Approve the allocation of the profits achieved by TVN S.A. in the FY 2007	Management	No Action
12.	Approve the dividend payment, determining the record and pay date	Management	No Action
13.	Approve the report of TVN Supervisory Board on the Company's situation	Management	No Action
14.	Approve report on TVN Supervisory Board's and Board's Committees activity in 2007	Management	No Action
15.	Approve to establish the number of Supervisory Board's Members	Management	No Action
16.	Elect the Supervisory Board's Members	Management	No Action
17.
Amend the Incentive Scheme of TVN S.A. I and II including
changes of Resolutions of General Meeting of shareholders
concerning increase of the share capital, deprivation of the shareholders of their pre-emptive rights for subscription for TVN shares, issue of the subscription warrants, and regulations of
Incentive Schemes I and II
Management	No Action
18.	Adopt a uniform text of the Company's Articles of Association	Management	No Action
19.	Closing of the Meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	210254	0	21-Apr-2008	21-Apr-2008

CHINA INSURANCE INTERNATIONAL HOLDINGS CO LTD
Security	Y1456Z128		Meeting Type	Annual General Meeting
Ticker Symbol	966_HK		Meeting Date	15-May-2008
ISIN	HK0966037878		Agenda	701535253 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Received and adopt the audited financial statements and the report of the Directors and Independent Auditor's report for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend		Management	For	For
3.A	Re-elect Mr. Shen Koping Michael as a Director		Management	For	For
3.B	Re-elect Mr. Lau Siu Mun Sammy as a Director		Management	For	For
3.C	Re-elect Mr. Zheng Changyong as a Director		Management	For	For
3.D	Re-elect Mr. Che Shujian as a Director		Management	For	For
3.E	Authorize the Board of Directors to fix the Directors' fees		Management	For	For
4.	Appoint KPMG as the auditors and to authorize the Board of Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company to allot, issue or otherwise deal with any unissued shares in the capital of the Company and to make or grant offers, agreements, options and other rights or issue warrants which may require the exercise of such powers during and after the relevant period, not exceeding 20% of the aggregate nominal amount of the share capital of the Company in issue as at the date of passing of this resolution, otherwise than pursuant to a rights Issue [as hereinafter defined] or an issue of shares pursuant to the exercise of subscription rights attaching to any warrants issued by the Company or of any options which may be granted under any share option scheme or any other option scheme or similar arrangement for the time being adopted for the grant or issue to the grantees as specified in such scheme or similar arrangement of shares or rights to acquire shares or any scrip dividend schemes or similar arrangements providing for the allotment and issue of shares in lieu of the whole or part of a dividend on shares in accordance with the Articles of Association of the Company or a specific authority granted by the
shareholders of the Company in general meeting; [Authority
expires the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or By Law to be held]
			Management	Against	Against
Comments-Violates maximum of 10% share issuance without preemptive rights
6.
Authorize the Directors of the Company during the relevant period, to purchase Shares on The Stock Exchange of Hong Kong
Limited, not exceeding 10% of the aggregate nominal amount of share capital of the Company in issue as at the date of passing of this resolution and the said approval shall be limited accordingly;
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or By the Law]
			Management	For	For
7.
Authorize the Directors of the Company, conditional upon the passing of Resolutions No.5 and No.6 above, to extend the
general mandate to the Directors of the Company to allot, issue and otherwise deal with shares in the capital of the Company and to make, issue or grant offers, agreements, options and/or
warrants which might require the exercise of such powers in
accordance with Resolution No.5 by the addition to the total nominal amount of share capital which may be allotted or agreed to be allotted by the Directors of the Company pursuant to such general mandate an amount representing the total nominal
amount of shares in the capital of the Company purchased by the
Company pursuant to the exercise by the Directors of the
Company in accordance with Resolution No.6 above of the
powers of the Company to purchase such shares, provided that such amount shall not exceed l0 % of the aggregate nominal
amount of the share capital of the Company in issue as at the date of passing this Resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	165000	0	13-May-2008	13-May-2008

HIKMA PHARMACEUTICALS PLC
Security	G4576K104		Meeting Type	Annual General Meeting
Ticker Symbol	HIK_LN		Meeting Date	15-May-2008
ISIN	GB00B0LCW083		Agenda	701540937 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the accounts for the FYE 31 DEC 2007, together with the reports of the Directors and the Auditors thereon		Management	For	For
2.	Declare a final dividend on the ordinary shares of 4.0 cents per ordinary share in respect of the YE 31 DEC 2007		Management	For	For
3.	Re-appoint Mr. Said Darwazah as a Director of the Company		Management	For	For
4.	Re-appoint Deloitte & Touche LLP as the Auditors of the Company		Management	For	For
5.	Authorize the Directors to set the remuneration of the Auditors		Management	For	For
6.	Approve the Remuneration Committee report for the FYE 31 DEC 2007		Management	For	For
7.	Authorize the Directors to allot relevant securities [within the meaning of Section 80[2] of the companies Act 1985] up to an aggregate amount of GBP 6,276,920		Management	Against	Against
Comments-Did not receive any disclosure documents related to AGM.
S.8	Authorize the Directors, subject to the passing of Resolution 7, to allot equity securities [as defined in Section 94 of the Companies Act 1985] for cash on a non pre-emptive basis		Management	Against	Against
Comments-Did not receive any disclosure documents related to AGM.
S.9
Adopt the new Articles of Association in substitution for, and to the exclusion of, the existing articles of Association and approve the subsequent changes of these newly adopted Articles of
Association with effect 00.01 a.m. on 01 OCT 2008
			Management	Against	Against
Comments-Did not receive any disclosure documents related to AGM.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	248420	0	06-May-2008	06-May-2008

EVRAZ GROUP SA, LUXEMBOURG
Security	30050A202		Meeting Type	Annual General Meeting
Ticker Symbol	EVR_LI		Meeting Date	15-May-2008
ISIN	US30050A2024		Agenda	701568961 - Management
Item	Proposal		Type	Vote	For/Against Management
1.1	Approve the report of the Statutory Auditor and the External Auditor and of the Board of Directors on the stand alone accounts of the Company as per 31 DEC 2007		Management	For	For
1.2	Approve the stand-alone account audited by the External Auditor of the Company as per 31 DEC 2007		Management	For	For
2.
Approve to allocate the results for the period ending on 31 DEC
2007 as follows: a] in order to comply with applicable laws, the
Company will procure allocation of 5% of net profit to the legal reserve until such legal reserve reach 10% of the share capital; b]
to distribute annual dividends to the holders of record of shares in the share register of the Company as of 14 MAY 2008 in
proportion to their participation in the share capital of the
Company, provided that the dividend per 1 GDR shall be EURO
equivalent of USD 1.40 and dividend per 1 share in the Company shall be EURO equivalent of USD 4.20; c) the dividends shall be paid to the shareholders of record as of 14 MAY 2008 by 15 JUL
2008 at the latest, payment of the dividends to the GDRs holders shall be made in accordance with the terms of business and
practice of Bank of New York acting as custodian
			Management	For	For
3.1	Approve the reports of the Board of Directors and of the External Auditor on the consolidated accounts as per 31 DEC 2007		Management	For	For
3.2	Approve the consolidated accounts audited by the External Auditor for the year ending 31 DEC 2007		Management	For	For
4.	Grant discharge to the Members of the Board of Directors of the Company, to the Statutory Auditor and to the External Auditor for the execution of their mandate performed until 31 DEC 2007		Management	For	For
5.
Amend the Articles of Association of the Company in order to increase the number of Directors of the Company from 9 to 10 persons starting from 15 MAY 2008 and the first paragraph of
Article 6 of the Articles of Association of the Company as specified
			Management	For	For
6.1.a
Elect Messrs. Alexander Abramov, Otari Arshba, Gennady
Bogolyubov, James W. Campbell, Philippe Delaunois, Alexander
Frolov, Olga Pokrovskaya, Terry J. Robinson, Eugene Shvidler,
Eugene Tenenbaum, as the Directors for a perind ending
immediately after the approval of the annual accounts of the
Company covering the period 01 JAN-31 DEC 2008 as specified
			Management	For	For
6.1.b	Elect Ms. Alexandra Trunova, as the Statutory Auditor of the Company until approval of the annual accounts of the Company covering the period of 01 JAN to 31 DEC 2008		Management	For	For
6.1.c	Elect Ernst & Young, as the External Auditor of the Company until the approval of the annual accounts of the Company covering the period of 01 JAN-31 DEC 2008		Management	For	For
6.2
Approve to determine the level of remuneration of all Directors of the Company [with exception for Mr. Otari Arshba] to be fixed for all Management services rendered in respect of each FY and
being a flat annual fee of USD 150,000, payable by monthly
installments of USD 12,500 payable on the 25th day of each
calendar month, in addition to the aforementioned, any Director may get an additional compensation for [a] serving as a Chairman on 1 or more of the Board Committees created and/or to be
created by the Board of Directors pursuant to the Articles of
Associations of the Company, in such case, such Director will be
			Management	For	For

granted a fee payable by the Company together with the annual fees in the amount of USD 50,000, payable in monthly
installments of USD 4,166.66; and [b] participating as Member of the Board Committees for the fee of USD 24,000, payable in
monthly installments of USD 2,000; for the avoidance of doubt, the fees payable for the Chairmanship of the Committee shall exclude the right to claim the payment of the fee for Membership, and even when elected as Chairman of more than one Committee,
such Director shall be eligible for getting the fees for 1
Chairmanship only, the fees above represent the maximum fee of the Directors and can be decreased pursuant to a respective
decision of the Board of Directors of the Company, in addition, the
Board of Directors may modify the mechanics of payment of the remuneration of Directors

6.3
Approve to determine the remuneration of Mr. Alexander V. Frolov
[as the Chairman of the Board of Directors and as Chief Executive
Officer, subject to his election by the Board of Directors at the meeting immediately following the AGM] consisting of the
following: [i] the Directors fee as stated in Paragraph 7.2 above plus any applicable fees for participation in the work of the Board
Committees; and [ii] a bonus [which the Company is in no
obligation to pay and if the Company shall pay a bonus in any 1 year, this shall not give rise to a contractual entitlement to a bonus in future years] subject to the discretion of the Remuneration
Committee of the Company and by the Board of Directors of the
Company, the bonus contemplated is subject to the achievement of a performance condition based on the target value figures set out by the Board of Directors for the Chairman of the Board as to
the key performance indicators
			Management	For	For
6.4
Authorize the Chairman of the Board of the Company to sign the
Management service agreements [including any amendments and
modifications thereto] with Mr. James Campbell, Mr. Philippe
Delaunois and Mr. Terry J. Robinson [as Independent Directors of
the Company]
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	72350	0	06-May-2008	06-May-2008

CHINA SHENHUA ENERGY COMPANY LTD
Security	Y1504C113		Meeting Type	Annual General Meeting
Ticker Symbol	1088_HK		Meeting Date	16-May-2008
ISIN	CNE1000002R0		Agenda	701516974 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the report of the Board of Directors of the Company for the YE 31 DEC 2007		Management	For	For
2.	Receive the report of the Board of Supervisors of the Company for the YE 31 DEC 2007		Management	For	For
3.	Approve the Audited financial statements of the Company for the YE 31 DEC 2007		Management	For	For
4.	Approve the Company's profit distribution plan for the YE 31 DEC 2007		Management	For	For
5.	Approve the remuneration of the Directors and the Supervisors of the Company in 2007		Management	For	For
6.
Re-appoint KPMG Huazhen and KPMG as the PRC and
International Auditors respectively of the Company for 2008; and
authorize the Committee appointed by the Board comprising
Messrs. Chen Biting and Ling Wen, all being Directors of the
Company, to determine their remuneration
			Management	For	For
7.	Approve the amendments to the "Connected Transaction Decision System of China Shenhua Energy Company Limited"		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1241000	0	07-May-2008	07-May-2008

SASOL LTD
Security	803866102		Meeting Type	Ordinary General Meeting
Ticker Symbol	SOL_SJ		Meeting Date	16-May-2008
ISIN	ZAE000006896		Agenda	701555736 - Management
Item	Proposal		Type	Vote	For/Against Management
1.s.1	Amend the Articles of Association of the Company; by inserting of 3 new Article, namely Articles 1[1] [V] 160 and 161 as specified		Management	For	For
2.S.2
Approve, special resolution number 1, contained in the Notice also containing this resolution, 28,385,645 of the 1,175,000,000
authorized but unissued ordinary shares of no par value in the capital of the Company are converted into 28,385,646 Sasol
Preferred Ordinary Shares of no par value, having the rights privileges and conditions contained in the new Article 160 of the
Company's Articles
			Management	For	For
3.S.3
Approve, subject to the passing and registration of special
resolution number 1 contained in the notice also containing this resolution, 18,923,764, authorized but unissued ordinary shares of no par value in the capital of the Company are converted into
18,923,764, Sasol BEE ordinary shares of no par value, having the rights, privileges and conditions contained in the new Article
161 of the Company's Articles
			Management	For	For
4.S.4
Approve, subject to the passing and registration of special
resolutions Numbers 2 and 3 contained in the notice also
containing this resolution, the existing Clause 10(b) of the
Company's Memorandum of Association [Memorandum] is
deleted and replaced with the following paragraph; (b) the number of ordinary shares without par value is: 1,127,690, 590 ordinary shares of no par value; 28,385,646 ordinary shares of no par value; 18,923,764 Sasol BEE ordinary shares of no par value
			Management	For	For
5.O.1
Approve, to place 1,892,376 ordinary shares in the authorized but unissued share capital of the Company [the Management Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the JSE listings Requirements to allot and issue to the Trustees of the Sasol Inzalo Management
Trust [the Management Trust] for a cash consideration of 0,01
[one cent] per-ordinary share, of which Management Trust the following will be beneficiaries to the extent indicated as specified
			Management	For	For
6.S.5
Authorize, subject to the passing of ordinary resolution number 1 contained In the Notice also containing this resolution, the
Company to issue the Management Trust Share Allocation in
ordinary resolution Number 1 at 0,01 [1%] per share to the
Trustees of the Sarol Inzalo Management Trust [the Management
Trust] which is a price lower than the amount arrived at dividing that part of the stilled capital contributed by already issued shares of that class, by the number of issued shares of that class, namely
6,34
			Management	For	For
7.S.6
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the Notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Kandimathie Christine Ramon
may be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the trust deed of the Management Trust, tabled at the meeting and initialed by the
Chairperson for identification [the Management Trust Deed]
			Management	For	For
8.S.7
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust share
allocation in ordinary resolution number 1 to the Trustees of the
Management Trust of which Mr.Anthony Madimetja Mokaba may
be a beneficiary with a vested right in respect of 25,000 ordinary shares, in accordance with the terms of the Management Trust
Deed
			Management	For	For

9.S.8
Approve, that, subject to the passing and registration of special resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
allocation in ordinary resolution Number 1 to the Trustees of the
Management Trust, of which Mr. Victoria Nolitha Fakude may be a beneficiary with a vested right in respect of 25,000 ordinary shares in accordance with the terms of the Management Trust Deed
			Management	For	For
10S.9
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
Number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust in which future Black Managers, other than
Black Executive Directors, who are employed by a Member of the
Sasol Group at the time when the Management Trust issues
invitations to potential beneficiaries and who are identified by the
Compensation Committee of the Company, who will, if they
become beneficiaries, have vested rights in the aggregate in respect of such number of ordinary shares as may be identified by the Compensation Committee of the Company in accordance with the terms of the Management Trust Deed
			Management	For	For
11S10
Approve, subject to the passing and registration of special
resolution Number 5 and the passing of ordinary resolution
number 1 contained in the notice also containing this resolution, the issue by the Company of the Management Trust Share
Allocation in ordinary resolution Number 1 to the Trustees of
Management Trust, in which future Black Managers who may be
employed by a Member of the Sasol Group, including those at the level of Sasol Group Management and Black Executive Directors,
identified by the Compensation Committee of the Company, as
potential beneficiaries of the Management Trust who will, if they become beneficiaries, have vested rights in respect of such
number of ordinary shares as may be identified by the
Compensation Committee of the Company, in accordance with the terms. of the Management Trust Deed
			Management	For	For
12S11
Authorize, subject to the passing and registration of special resolutions Numbers 5 through to 10 and the passing of ordinary resolution number 1 contained in the Notice also containing this resolution, the Company [without the retention by the
shareholders of the right to amend or revoke this special
resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as a specific authority in terms of Section 85 of the Companies Act and subject to the JSE listings Requirements, to repurchase ordinary shares in the issue share capital of the Company, from the Trustees of the
Management Trust in, accordance with the provisions of the
Management Trust Deed, and Section 5.69 of the JSE Listings
Requirements namely: authorization is given thereto by the
Company's Articles of Association as specified
			Management	For	For
13O.2
Approve to place 23,339,310, ordinary shares in the authorized but unissued share capital of the Company [the Employee Trust
Share Allocation] under the control of the Directors of the
Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the] JSE Listings Requirements to allot and issue to the Trustees of the Sasol lnzalo Employee
Trust [Employee Trust] for a cash consideration of 0,01 [one cent]
per ordinary share, in accordance with the provisions of the trust deed of the Employee Trust, tabled at the meeting and initialled by the chairperson for identification
			Management	For	For

14S12
Authorize, that subject to the passing of ordinary resolution number 2 contained in rile notice also containing this resolution, the Company to issue the Employee Trust share Allocation
approved in ordinary resolution number 2 at 0.01 (one cent) per share to the Trust of he Sasol lnzalo Employee Trust [Employee
Trust] which is a price lower than the amount arrived at dividing that part of the staled capital contributes by already issued shares of that class; by the number of issued share of that class, namely
6,34
			Management	For	For
15S13
Approve, the subject to the passing and registration of special resolution number l2 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the issue by the Company of the Employee Trust Share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust in which managing who are employed by a
Member of the Sasol Group at the time when the Employee Trust issues facilitations to potential beneficiaries and who are identified by the Compensation Committee of the Company for the purposes of this resolution With, if they become beneficiaries have vested right in the 850 ordinary shares in accordance with the terms of the trust deed of the Employee Trust; cabled at the meeting and initialled by the Chairperson for identification [the Employee Trust deed] is approved
			Management	For	For
16S14
Approve, that, subject to the passing and registration of special resolution number 12 and the Passing of ordinary resolution
number 2 contained in the Notice also Containing this resolution, the issue by the Company of the Employee Trust share allocation approved in ordinary resolution number 2 to the Trustees of the
Employee Trust, in which future Managers who may be employed by a member of the Sasol Group identified by the Compensation
Committee of the Company, as potential beneficiaries of the
Employee Trust will if they become beneficiaries, have vested rights in respect of a maximum of 850 ordinary shares, in
accordance with the terms of the Employee Trust Deed
			Management	For	For
17S15
Authorize, subject to the passing and registration of special resolution number 12 and the passing of ordinary resolution
number 2 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the Company in breach of any contractual obligations which it concludes or has concluded in anticipation of obtaining this authority] as it specific authority in terms of section 85 of the
Companies Act and subject to the JSE Listings Requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Employee Trust in accordance with the provisions of the trust deed of the Employee Trust Deed, and Section 5.09 of the JSE Listings Requirements namely:
authorization is given thereto by the Company's Articles of
Association as specified
			Management	For	For
18O.3
Approve to place 9,461,882 ordinary shares in the authorized but unissued share capital of the Company [the Foundation Share
Allocation] under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies
Act and subject to the JSE listings Requirements to allot and issue to the Trustees of the Sesol Inzalo Foundation for cash
consideration of 0,01 per ordinary share, in accordance with the provisions of the trust deed of the foundation, tabled at the meeting and initialed by the Chairperson for identification as specified
			Management	For	For

19S16
Authorize, subject to the passing of ordinary resolution 3
contained in the Notice also containing this resolution, the
Company to issue the Foundation Shilre Aliocation approved in ordinary resolution 3 at 0,01 (one cent) per share to the Trustees of the Silsol Inzalo Foundation [Foundation] which is a price lower than the amount arrived at by dividing that part of the stated
capital contributed by already issued shares of that class, namely
R6,34 as specified
			Management	For	For
20S17
Authorize, subject to the passing and registration of special resolution 16 and the passing of ordinary resolution 3 contained in the Notice also containing this resolution, the Company [without the retention by the shareholders of the right to amend or revoke this special resolution in a manner which would place the
Company in breach of any contractual obligations which it
concludes or has concluded in anticipation of obtaining this authority] as specific authority in terms of Section 85 of the
Companies Act and subject to the JSE listing requirements, to repurchase ordinary shares in the issued share capital of the
Company, from the Trustees of the Foundation in accordance with the provisions of the trust deed of the foundation tabled at the meeting and initialed by the Chairperson for identification, and
Section 5.69 of the JSE Listing requirements namely as specified
			Management	For	For
21O.4
Approve, subject to the passing and registration of special
resolutions 1, 2 and 4 contained in the Notice also containing this resolution, to palce 9,461,882 Sasol Preferred Ordinary shares in the authorized but unissued share capital of the Company under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act subject to the
JSE Listing Requirements, to allot and issue to Sasol Inzalo
Groups Funding limited for a cash consideration of 366 as
specified
			Management	For	For
22S18
Authorize subject to the passing and registration of special resolution 2 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section 38(2A) of the Companies
Act to Sasol Inzalo Groups Funding limited on the basis of the agreements tabled at the meeting and initialed by the Chairperson for identification and which will be available to the shareholders for their perusal in the form of as specified and the Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the financial assistance referred to above, for the duration of the transactions
contemplated in the agreements; and subsequent to the
transaction contemplated in the agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company for this purpose the assets and liabilities have been recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual financial statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act
			Management	For	For
23S19
Approve, that subject to the passing and registration of special resolutions 2 and 18 and the passing of ordinary resolution 4 contained in the Notice also containing this resolution, the granting of financial assistance by the Company to the Sasol Inzalo Groups
Facilitation Trust [Groups Facilitation Trust] is approved in accordance with section 38(2A) of the Companies Act to enable the Groups Facilitation Trust to: 1) subscribe for; and/or 2)
acquire, any ordinary shares in Sasol Inzalo Groups Limited
[Groups Invest Co] as provided in terms of the Governing
Agreement between the Company, Groups Fund Co and Groups
Invest Co dated 07 APR 2008, tabled at the meeting and initialled by the Chairperson for identification purposes, on tile basis that such financial assistance will be made available by the Company to the Groups Facilitation Trust by way of loans by the Company or by the Company procuring that a third party makes loans to the
Groups Facilitation Trust which are guaranteed by the Company;
the Company will decide at the relevant rime whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the
Foundation is the sole beneficiary of the Groups Facilitation Trust;
the reason for special resolution 19 is to obtain the relevant approval of the shareholders of the Company in terms of Section
38(2A) of the Companies Act in respect of the financial assistance given by the Company to Groups Facilitation Trust in connection with the subscription for shares in the Company's share capital;
the effect of special resolution 19 is that the Company will be authorized to give financial assistance in terms of Section 38(2A)
or the Companies Act
			Management	For	For

24O.5
Approve, subject to the passing and registration of special
resolutions 1, 3 and 4 contained in the notice also containing this resolution, to place 18,923,764 Sasol BEE Ordinary Shares in the authorized but unissued share capital of the Company are placed under the control of the directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE Listings Requirements, to allot and issue for a cash consideration of 366 [three hundred and sixty six rand] per
Sasol BEE Ordinary Share to the black public pursuant to an
invitation to the block public requiring the full subscription price to be paid by the subscriber in particular but without limiting the according to allot and issue to the Directors of the Company to the maximum extent indicated opposite their names, Sasol BEE
Ordinary Shares listed below as specified
			Management	For	For
25S20
Approve, the granting of financial assistance by the Company to the Sasol Inzalo Public Facilitation Trust [Public Facilitation Trust]
in accordance with Section 38(2A) of the Companies Act be
approved to enable the Facilitation Trust to subscribe for: 1. the difference between 2,838,564 Sasol BEE Ordinary Shares and the number of Sasol Bee Ordinary shares subscribed for by the black public pursuant to an invitation issued by the Company during
2008 [the shortfall], at a subscription price of 366 per Sasol BEE
Ordinary share, provided that to the extent that the black public subscribes for more than 16,085,200 ordinary shares in Sasol
Inzalo Public Limited [Public Invest Co] pursuant to the public invitation referred to in paragraph 2, the shortfall shall be reduced by such number; and 2. the difference between 16 085 200
[sixteen million eight five thousand two hundred] ordinary shares in Public Invest Co and the number of ordinary shares in Public
Invest Co subscribed for by the black public pursuant to an
invitation issued by Public Invest Co during 2008 [the funded shortfall], at a subscription price of 5% of 366 per ordinary share in respect of the first 100 ordinary shares and 10% of 366 per
ordinary share in respect of the balance of such ordinary shares to be subscribed for by the Public Facilitation Trust, provided that to the extent that the black public subscribes for more than
			Management	For	For

2,838,564 Sassol BEE Ordinary shares pursuant to the public
invitation referred to in paragraph 1, the funded shortfall shall be reduced by such number, and to acquire any such Sasol BEE
ordinary shares in Public Invest Co and the number of ordinary shares in Public Invest Co which the holders thereof may be
obliged to dispose of as a result of breaching the terms of the invitation to which they have agreed, on the basis that such financial assistance will be made available by the Company to the
Public Facilitation Trust by way of loans by the Company or by the
Company procuring that a third party makes loans to the Public
Facilitation Trust which are guaranteed by the Company; the
Company will decide at the relevant time whether to make such financial assistance available on an interest free or market related basis, particularly having regard to the fact that the Foundation is the sole beneficiary of the Public Facilitation Trust

26O.6
Approve, subject to passing and registration of Special resolutions numbers 1, 2 and 4 contained in the notice also containing this resolution, 18,923,764 Sasol preferred ordinary shares in the authorized but unissued share capital of the Company are placed under the control of the Directors of the Company as a specific authority under Sections 221 and 222 of the Companies Act and subject to the JSE listing requirements, to allot issued for a cash consideration of 366[three hundred and sixty six rand] per Sasol preferred ordinary shares, to public Fund Co in which the
Directors of the Company listed below may be interest via Sasol
Inzalo Public Limited to the maximum extent indicated opposite their names, as specified
			Management	For	For
27S21
Approve, subject to the passing of ordinary resolution 6 contained in the notice also containing this resolution, the provisions of funding and/or the furnishing of security by the Company to Sasol
Inzalo Public Funding limited, in which Mandla Sizwe Vulindlela
Gantsho who is Director of the Company, may be indirecty
interested, in respect of a maximum of 273,200 ordinary shares in
Sasol Inzalo Public Limited is approved on the basis of the
agreements tabled at the meeting and intialled by the Chairperson for identification in the form of as specified
			Management	For	For
28S22
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this Resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundco, in which Sam Montsi who is a
Director of the Company, may be indirectly interested in respect of a maximum of 120,000 shares in Public Invest Company, is
approved on the basis of the Public Fund Co Agreement in the form of the funding identified in Special Resolution 21
			Management	For	For
29S23
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co. in which Thembalihle Hixonia
Nyasulu who is a Director of the Company, may be indirectly
interested in respect of a maximum of 112,000 ordinary share 5 in
Public Invest Co, is approved on the basis of the Public Fund Co
Agreements, in the form of the funding identified in Special
Resolution 21
			Management	For	For
30S24
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of Jecurity by the
Company to Public Fund Company, in which Anthony Madlmetja
Mokaoo who is Director of the Company, may be indirectly
interested hi respect of a maximum of 273,200 ordinary shares in
Public Invest Co, is approved on the basis of the Public Fund Co agreement in the form of the funding identified in Special
Resolution 21
			Management	For	For
31S25
Approve, subject to the passing of Ordinary Resolution 6
contained in the notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fundeo. in wllich Victoria Nolitha Fakude who is a Director of the Company, may be indirectly interested in respect of a maximum of 73,200 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fun Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For

32S26
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the
Company to Public Fund Co., in which Kandimathie Christine
Ramon who is a Director of the Company, may be indirectly
interested in respect of a maximum of 273,200 ordinary shares in
Public Invenst Co., is approved on the bam of the Public Fund Co, agreement, in the form of the funding identified in Special
Resolution 21
			Management	For	For
33S27
Approve, subject to the passing of Ordinary Resolution 6
contained in the Notice also containing this resolution the
provision of funding and/or the furnishing of Jecurity by /the
Company to Public Fund Co, in which Imogen Nonhlanhla Mkhize who is Director of the Company, may be indirectly interested in respect of a maximum of 130, 000 ordinary shares in Public Invest
Co, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
34S28
Approve, subject to the passing of ordinary resolution6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public
Fund Co., in which a black manager employed by member of the
Sasol Group, who may qualify for participation in the Boack Public
Funded invitation, may be indirectly interested in respect of the maximum number of ordinary shares in Public Invest Co refleted opposite the manger's name as specified and it is approved on the basis of the Public Fund Co Agreements, in the form of the
funding identified in Special Resolution 21
			Management	For	For
35S29
Approve, subject to the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the provision of funding and/or the furnishing of security by the Company to Public fund Co., in which one or more managers employed by a member of the Sasol Group [other than those referred to in Special
Resolution 28 contained in the Notice also containing this
resolution] as identified by the Sasol Nomination and Governance
Committee may be indirectly interested, is approved on the basis of the Public Fund Co Agreements, in the form of the funding identified in Special Resolution 21
			Management	For	For
36S30
Authorize, subject to the passing and registration of Special
Resolution 2 and the passing of ordinary resolution 6 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of section 38(2A) of the Company
Act to Public Fund Co., on the basis of the public Fund Co
agreements, in the form of the financial assistance identified
Special Resolution 21 subject to the Directors of the Company being satisfied that: the Company will be able to pay its debts as they become due in the ordinary course of the business
subsequent to providing the financial assistance referred to above, for the duration of the transactions contemplated in agreements;
and subsequent to the transaction contemplated in the Public
Fund Co agreements providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will
			Management	For	For

be in excess of the consolidated liabilities of the company for this purpose the assets and liabilities have been recognized and
measures in accordance with the accounting policies used in the
Company's latest audited consolidated annual financial
statements, furthermore, for this purpose contingent liabilities have been accounted for as required in terms of Section 38(2B) of the Companies Act

37O7
Authorize the Directors of the Company, with the authority to delegate to anyone of the Directors or an employee of the
Company, to approve and sign all such documents and do all
such things and take such further and other actions that maybe necessary to give effect to the special and ordinary resolutions set out in this Notice
			Management	For	For
38S31
Authorize, subject to the passing and registration of ordinary resolution 1 contained in the Notice also containing this resolution, the Company to give financial assistance in terms of section
38(2A) of the Companies Act to the Management Trust, being the amount necessary to enable the trustees of the Management
Trost to subscribe for the shares referred to in ordinary resolution
1, subject to the Directors of the Company being satisfied that the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the tanuctions contemplated in the Management Team Deed; and
subsequent to the subscription contemplated in the Management
Trust Deed, providing the financial assistance referred to above, the consolidated assets fairly valued of the Company will be in excess of the consolidated liabilities of the Company, for this purpose the assets liabilities have been recognized and measured in accordance with the accounting policies used in the Company's audited consolidated financial statements, Furthermore for this purpose contingent liabilities have account for as required in terms of section 38(2B) of the Companies Act
			Management	For	For
39S32
Authorize, subject to the passing and registration of Ordinary resolution 2 contained in the Notice also containing this resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies Act to the Employee Trust, being that amount necessary to enable tile trustees of the Employee to
subscribe for the shires referred to in extraordinary resolution 2, subject to the Directors of the Company being satisfied the
Company will be able to pay its debts as they become due in the ordinary course of the business subsequent to providing the
financial assistance referred to above, for the duration of the transactions contemp and slibsequent to the subscription
contemplated In the Employee Deed, providing the financial
assistance referred to above, consolidated assets Company will be in excess of the consolidated liabilities of the Company For this purpose the assets and liabilities have been recognised and
measured in accordance with the accounting policies used in the
Company's latest in audited consolidated annual financial
statements Furthermore, for this purpose contingent liabilities have been accounted of section 38(2B) of the Companies Act
			Management	For	For
40S33
Authorize, subject to the passing and registration of ordinary resolution 3 contained in the Nolice also Company in resolution, the Company to give financial assistance, in terms of Section
38(2A) of the Companies to the foundation, being the amount
necessary to enable the trustees of the Foundation to subscribe for the shares referred to in ordinary resolution 3, subject to the directors of the Company being satisfied the Company will be able to pay its debts is they become due in the ordinary course of the business subsequent to the financial statements referred to
above, for the duration of the transactions contemplated in the trust deed of the Foundation; and subsequent to the subscription contemplated in the trust deed of the Foundation, providing the
			Management	For	For

financial referred to above, tile consolidated fairly valued of the
Company will be in excess of the consolidated liabilities of the
Company, for this purpose the assets and liabilities been
recognized and measured in accordance with the accounting
policies used in the Company's latest audited consolidated annual finandal statements. Furthermore, {or this purpose contingent liabilities have been accounted for as required in terms of Section
38(2B) of the Companies Act

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	99437	0	08-May-2008	08-May-2008

CEZ A.S., PRAHA
Security	X2337V121	Meeting Type	Ordinary General Meeting
Ticker Symbol	CEZ_CP	Meeting Date	21-May-2008
ISIN	CZ0005112300	Agenda	701543325 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Elect the Chairman of the general meeting minutes of the keeper, scrutineers, and the verify the records	Management	No Action
2.	Receive the reports on the Company entrepreneurial activity and the state of its property in the year 2207	Management	No Action
3.	Receive the report of the Supervisory Board	Management	No Action
4.	Approve the closing of books and the consolidated closing of books Cez Group 2007	Management	No Action
5.	Approve the division of the profit including the decision on payment of the dividends and the bonuses	Management	No Action
6.	Approve to change in the Company status	Management	No Action
7.	Approve the decrease of Capital equity	Management	No Action
8.	Approve the acquisition of the Company own shares	Management	No Action
9.	Approve the volume of the financial means for the provision of gifts	Management	No Action
10.	Approve to change of the conception of the business activities	Management	No Action
11.	Approve to conform the co-option recall and elect the Supervisory Members	Management	No Action
12.	Approve the contract of performance of the post of the Supervisory Members	Management	No Action
13.	Approve the changes of the Option Program	Management	No Action
14.	Approve the Capital live assurance for the Company Bodies	Management	No Action
15.	Conclusion	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	61150	0	09-May-2008	09-May-2008

HACI OMER SABANCI HLDG S A
Security	M8223R100	Meeting Type	Ordinary General Meeting
Ticker Symbol	Meeting Date	21-May-2008
ISIN	TRASAHOL91Q5	Agenda	701567440 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Opening, forming of the Presidential Board, Homage	Management	No Action
2.	Authorize the Presidential Board to sign the minutes of the General Board Meeting	Management	No Action
3.	Receive the report of the Board of Directors and the Auditors report for the year of 2007	Management	No Action
4.	Approve the giving of information to the shareholders on the donations made within 2007	Management	No Action
5.	Approve the Budget and Profit/Loss statement of year 2007, approve the proposal made on distribution of profit	Management	No Action
6.	Approve the acquittal of Members of the Board and the Auditors for their activities in 2007	Management	No Action
7.	Approve the Independent Audit firm selected by the Board of Directors	Management	No Action
8.	Approve the delegation authority to Chairman and the Members of the Board to conduct the operations outlined in Articles 334 and 335 of Turkish Commercial Code	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	468900	0	07-May-2008	07-May-2008

ISRAEL CHEMICALS LTD
Security	M5920A109		Meeting Type	Annual General Meeting
Ticker Symbol	ICL_IT		Meeting Date	22-May-2008
ISIN	IL0002810146		Agenda	701545658 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, ISRAELI MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD E-ITHER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT W-E MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL
Non-Voting
1.	Approve the presentation of the financial statements and Directors report for the year 2007		Management	For	For
2.
Re-appoint Messrs. Nir Gilad, Yosi Rosen, Noga Yatziv, Avisar
Paz, Chaim Erez, Victor Medina, Moshe Vidman, Amnon Sadeh,
Abraham Schochet, Irit Izekson as the external directors to
continue in office by provision of Law
			Management	For	For
3.	Re-appoint Accountant-Auditors until the next AGM and authorize the Board to fix their fees		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	540730	0	13-May-2008	13-May-2008

CHINA MERCHANTS HOLDINGS (INTERNATIONAL) CO LTD
Security	Y1489Q103		Meeting Type	Annual General Meeting
Ticker Symbol	144_HK		Meeting Date	23-May-2008
ISIN	HK0144000764		Agenda	701558061 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and consider the Audited Consolidated Financial Statements and the Report of the Directors and the Independent Auditor's Report for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend for the YE 31 DEC 2007		Management	For	For
3.i	Re-elect Mr. Li Yinquan as a Director		Management	For	For
3.ii	Re-elect Mr. Hu Jianhua as a Director		Management	For	For
3.iii	Re-elect Mr. Wang Hong as a Director		Management	For	For
3.iv	Re-elect Mr. Tsang Kam Lan as a Director		Management	For	For
3.v	Re-elect Mr. Lee Yip Wah Peter as a Director		Management	For	For
3.vi	Re-elect Mr. Li Kwok Heem John as a Director		Management	For	For
3.vii	Re-elect Mr. Li Ka Fai David as a Director		Management	For	For
3viii	Authorize the Board to fix the remuneration of the Directors		Management	For	For
4.	Re-appoint the Auditors and authorize the Board to fix their remuneration		Management	For	For
5.A
Approve the subject to paragraph (c) of this Resolution and
pursuant to section 57B of the Companies Ordinance, the
exercise by the Directors of the Company during the Relevant
Period as specified of all the powers of the Company to allot, issue and deal with additional shares in the capital of the
Company or securities convertible into such shares or options, warrants or similar rights to subscribe for any shares in the
Company and to make or grant offers, agreements and options
which might require the exercise of such power be and is hereby generally and unconditionally approved; (b) the approval in
paragraph (a) of this Resolution shall authorize the Directors of the Company during the Relevant Period to make or grant offers, agreements and options which would or might require the exercise of such power after the end of the Relevant Period
			Management	For	For
5.B
Authorize the Directors of the Company to repurchase its own shares on The Stock Exchange of Hong Kong Limited [the stock
Exchange] or any other stock exchange on which the securities of the Company may be listed and recognized by the securities and futures commission and the stock exchange for this purpose,
subject to and in accordance with all applicable laws and the requirements of the rules governing the listing of securities on the
Stock Exchange [Listing Rules] or of any other stock exchange as amended from time to time, during relevant period, shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue on the date of the passing of this
resolution and the said approval shall be limited accordingly; and
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or any applicable law to be held]
			Management	For	For
5.C
Approve, conditional upon Resolutions Number 5.A and 5.B as
specified, the aggregate nominal amount of the number of shares in the capital of the Company which are repurchased by the
Company under the authority granted to the Directors of the
Company as specified in Resolution Number 5.B specified in the notice convening this meeting shall be added to the aggregate nominal amount of share capital that may be allotted or agreed conditionally or unconditionally to be allotted by the Directors of the Company pursuant to Resolution Number 5.A as specified,
provided that the amount of share capital repurchased by the
Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of the passing of this resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	917000	0	13-May-2008	13-May-2008

PT BANK RAKYAT INDONESIA (PERSERO) TBK
Security	Y0697U104		Meeting Type	Annual General Meeting
Ticker Symbol	BBRI_IJ		Meeting Date	26-May-2008
ISIN	ID1000096001		Agenda	701565129 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve the Board of Director's report for book year 2007 and the report of the Company's annual activities and program of
partnership and environment development in book year 2007 and ratify the financial report for book year 2007 and the partnership and community development program report for book year 2007
			Management	For	For
2.	Approve to determine the Company's profit utilization for book year 2007		Management	For	For
3.	Approve to determine the salary honorarium, tantiem and remuneration for the Board of Directors and Commissioners		Management	For	For
4.
Authorize the Board of Directors to appoint the Public Accountant to audit the Company's book for book year 2008 and appoint
Public Accountant to audit the program of partnership and
environment development for book year 2008
			Management	For	For
5.	Authorize the Board of Commissioners to approve the increasing of the Company's capital		Management	Against	Against
Comments-No disclosure provided.
6.	Amend the Company's Article of Association		Management	Against	Against
Comments-No disclosure provided.

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN MEETING DATE AND RECORD D-ATE. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS PROXY F-ORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	3320000	0	07-May-2008	07-May-2008

CHINA PETROLEUM & CHEMICAL CORPORATION
Security	16941R108		Meeting Type	Annual
Ticker Symbol	SNP		Meeting Date	26-May-2008
ISIN	US16941R1086		Agenda	932895331 - Management
Item	Proposal		Type	Vote	For/Against Management
O1	TO CONSIDER AND APPROVE THE REPORT OF THE BOARD OF DIRECTORS OF SINOPEC CORP. FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O2	TO CONSIDER AND APPROVE THE REPORT OF THE SUPERVISORY BOARD OF SINOPEC CORP. FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O3	APPROVE THE AUDITED FINANCIAL REPORT AND CONSOLIDATED FINANCIAL REPORT OF SINOPEC REPORT FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O4	APPROVE THE PROFIT DISTRIBUTION PLAN AND DISTRIBUTION OF FINAL DIVIDEND OF SINOPEC CORP. FOR THE YEAR ENDED 31 DECEMBER 2007.		Management	For	For
O5	APPROVE THE RE-APPOINTMENT OF KPMG HUAZHENG AND KPMG AS THE DOMESTIC AND OVERSEAS AUDITORS OF SINOPEC CORP.		Management	For	For
O6	TO CONSIDER AND AUTHORISE THE BOARD OF DIRECTORS TO DETERMINE THE INTERIM PROFIT DISTRIBUTION PLAN OF SINOPEC CORP. FOR 2008.		Management	For	For
S7	TO GRANT TO THE BOARD OF DIRECTORS OF SINOPEC CORP. A GENERAL MANDATE TO ISSUE NEW SHARES.		Management	Against	Against
Comments-Exceeds our guideline of maxiumum 10% share issuance without preemptive rights
S8	APPROVE THE RESOLUTION REGARDING THE ISSUE OF DOMESTIC CORPORATE BONDS IN PRINCIPAL AMOUNT NOT EXCEEDING RMB 20 BILLION.		Management	For	For
S9	TO AUTHORISE THE BOARD OF DIRECTORS TO DEAL WITH ALL MATTERS IN CONNECTION WITH THE ISSUE OF DOMESTIC CORPORATE BONDS.		Management	For	For
S10	TO REVIEW AND APPROVE THE RESOLUTION REGARDING THE AMENDMENTS TO THE ARTICLES OF ASSOCIATION OF SINOPEC CORP.		Management	For	For
S11	TO AUTHORISE THE SECRETARY TO THE BOARD TO MAKE FURTHER NECESSARY AMENDMENTS AS MENTIONED IN RESOLUTION 10 ABOVE.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	5574	18400	13-May-2008	13-May-2008

CHINA MENGNIU DAIRY CO LTD
Security	G21096105		Meeting Type	Annual General Meeting
Ticker Symbol	2319_HK		Meeting Date	28-May-2008
ISIN	KYG210961051		Agenda	701563771 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the audited consolidated financial statements and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Approve the final dividend		Management	For	For
3.a	Re-elect Mr. Niu Gensheng as a Director and authorize the Board of Directors of the Company to fix his remuneration		Management	For	For
3.b	Re-elect Mr. Sun Yubin as a Director and authorize the Board of Directors of the Company to fix his remuneration		Management	For	For
3.c	Re-elect Mr. Li Jianxin as a Director and authorize the Board of Directors of the Company to fix his remuneration		Management	For	For
4.	Re-appoint Ernst & Young as the Auditors of the Company and authorize the Board of Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company during the relevant period to repurchase shares of HKD 0.10 each in the capital of the
Company [Shares] on The Stock Exchange of Hong Kong Limited
[the Stock Exchange] or on any other stock exchange on which the securities of the Company may be listed and recognized by the Securities and Futures Commission of Hong Kong and the
Stock Exchange for this purpose, subject to and in accordance with applicable laws and the requirements of the Rules Governing the Listing of Securities on the Stock Exchange or of any other stock exchange as amended from time to time; shall not exceed
10% of the aggregate nominal amount of the share capital of the
Company in issue at the date of passing this Resolution 5 as specified; and [Authority expires at the earlier of the conclusion of the next AGM of the Company; or the expiration of the period within which the next AGM of the Company is required by its
Articles of Association or by any applicable Law(s) to be held]
			Management	For	For
6.
Authorize the Directors to allot, issue and deal with additional shares and to make or grant offers, agreements, options and
warrants which might require the exercise of such power, during and after the relevant period, shall not exceed of 20% of the aggregate nominal amount of the share capital of the Company in issue at the date of passing this Resolution 6, otherwise than pursuant to, i) a rights issue [as specified], ii) any option scheme or similar arrangement for the time being adopted for the grant or issue to officers and/or employees of the Company and/or any of its subsidiaries of shares or rights to acquire shares or iii) any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares in accordance with the Articles of Association of the Company;
[Authority expires at the earlier of the conclusion of the next AGM of the Company; or the expiration of the period within which the next AGM of the Company is required by its Articles of Association or by any applicable Law(s) to be held]
			Management	Against	Against
Comments-Exceeds our guideline of maxiumum 10% share issuance without preemptive rights
7.
Approve, subject to the passing of Resolutions 5 and 6, to extend by the addition to the aggregate nominal amount of the share capital of the Company which may be allotted or agreed to be allotted by the Directors of the Company pursuant to such general mandate an amount representing the aggregate nominal amount
of shares repurchased by the Company pursuant to the general mandate referred to in Resolution 5 above provided that such amount shall not exceed 10% of the existing issued share capital of the Company at the date of passing this Resolution
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	994000	0	13-May-2008	13-May-2008

CHINA MENGNIU DAIRY CO LTD
Security	G21096105		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	2319_HK		Meeting Date	28-May-2008
ISIN	KYG210961051		Agenda	701563808 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify the entering into the Equity Interest Transfer
Agreement dated 08 APR 2008 by the Company [the 'Equity
Interest Transfer Agreement'] for the acquisition of an aggregate
72,011,566 shares in Inner Mongolia Mengniu Dairy Company
Limited, [the 'Sale Shares'] from the sellers named therein [the
'Sellers'] entered into between the Company and the Sellers and the transactions contemplated thereby and the performance
thereof by the Company; and authorize: the Directors of the
Company to issue an aggregate of 135,328,255 shares in the
Company to the Sellers pursuant to and in accordance with the terms and conditions contained in the Equity Interest Transfer
Agreement as consideration shares; and any one Director of the
Company to do all such things and sign, seal, execute, perfect, perform and deliver all such documents as he may in his absolute discretion consider necessary or desirable or expedient to give effect to the Equity Interest Transfer Agreement or for the
implementation of all transactions thereunder
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	994000	0	13-May-2008	13-May-2008

STANDARD BANK GROUP LIMITED
Security	S80605140		Meeting Type	Annual General Meeting
Ticker Symbol	SBK_SJ		Meeting Date	28-May-2008
ISIN	ZAE000109815		Agenda	701568074 - Management
Item	Proposal		Type	Vote	For/Against Management
O.1	Receive and adopt the annual financial statements for the YE 31 DEC 2007, including the reports of the Directors and Auditors		Management	For	For
O.2	Approve the fees payable to the Non-Executive Directors for 2008		Management	For	For
O.2.1	Approve the proposed fees payable to the Non-Executive Directors for 2008: Chairman of Standard Bank Group- ZAR 3,272,947 per annum		Management	For	For
O.2.2	Approve the proposed fees payable to the Non-Executive Directors for 2008: Director of Standard Bank Group- ZAR 128,000 per annum		Management	For	For
O.2.3	Approve the proposed fees payable to the Non-Executive Directors for 2008: International Director of Standard Bank Group- EUR 30,100 per annum		Management	For	For
O.2.4	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group credit committee: Member- ZAR 12,500 per meeting		Management	For	For
O.2.5	Approve the proposed fees payable to the Non-Executive Directors for 2008: Directors' affairs committee: Chairman- ZAR 80,000 per annum; Member- ZAR 40,000 per annum		Management	For	For
O.2.6	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group risk and capital Management Committee: Chairman- ZAR 200,000 per annum; Member- ZAR 100,000 per annum		Management	For	For
O.2.7	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group remuneration committee: Chairman- ZAR 136,000 per annum; Member- ZAR 62,500 per annum		Management	For	For
O.2.8	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group remuneration committee: Chairman- ZAR 108,000 per annum; Member-ZAR 54,000 per annum		Management	For	For
O.2.9	Approve the proposed fees payable to the Non-Executive Directors for 2008: Group audit committee: Chairman- ZAR 254,000 per annum; Member- ZAR 117,000 per annum		Management	For	For
O2.10	Approve the proposed fees payable to the Non-Executive Directors for 2008: Ad hoc meeting attendance- ZAR 12500 per meeting		Management	For	For
O.3.1	Elect Mr. Kaisheng Yang as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.2	Elect Mr. Yagan Liu as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.3	Elect Mr. Doug Band as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.4	Elect Mr. Koosum Kalyan as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.5	Elect Mr. Saki Macozoma as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.6	Elect Mr. Rick Menell as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.7	Elect Mr. Adv Kgomotso Moroka as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For

O.3.8	Elect Mr. Cyrill Ramaphosa as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.3.9	Elect Mr. Martin Shaw as a Director retire by rotation in accordance with the provisions of the Company's Articles of Association		Management	For	For
O.4.1
Re-appoint Mr. Koosum Parsotam Kalyan [Kalyan] as a Director of the Company, the participation by Kalyan in the Tutuwa Managers
Trust 1 [Masters reference number IT 7153/2004] as a beneficiary in respect of a maximum of 125,000 Standard Bank Group
ordinary shares
			Management	For	For
O.4.2
Authorize the Directors, for the purpose of carrying out the terms of the Standard Bank Equity Growth Scheme [the Equity Growth
Scheme], other than those which have specifically been
appropriated for the Equity Growth Scheme in terms of ordinary resolutions duly passed at previous AGM's of the Company
specifically placed under the control of the Directors, authorized to allot and issue those shares in terms of the Equity Growth
Scheme
			Management	For	For
O.4.3
Authorized the Directors, for the purpose of carrying out the terms of the Standard Bank Group Share Incentive Scheme [the
Scheme], other than those which have specifically been
appropriated for the Scheme in terms of ordinary resolutions duly passed at previous AGM's of the Company specifically placed
under the control of the Directors, authorized to allot and issue those shares in terms of the Scheme
			Management	For	For
O.4.4
Authorized the Directors of the Company, that the unissued
ordinary shares in the authorized share capital of the Company
[other than those specifically identified in ordinary Resolutions 4.2 and 4.3] placed under the control of the to allot and issue the ordinary shares at their discretion until the next AGM of the
Company, subject to the provisions of the Companies Act, 61 of
1973, as amended, the Banks Act, 94 of 1990, as amended and
the Listings Requirements of the JSE Limited and subject to the aggregate number of ordinary shares able to be allotted and
issued in terms of this resolution being limited to 5% of the number of ordinary shares in issue at 31 DEC 2007
			Management	For	For
O.4.5
Authorized the share capital of the Company that the unissued non-redeemable, non-cumulative, non-participating preference shares (non-redeemable preference shares) in the placed under the control of the Directors of the Company to allot and issue the non-redeemable preference shares at their discretion until the next AGM of the Company, subject to the provisions of the
Companies Act, 61 of 1973, as amended, the Banks Act, 94 of
1990, as amended and the Listings Requirements of the JSE
Limited
			Management	For	For
O.4.6
Authorized the Directors of the Company and given a renewable general authority to make payments to shareholders in terms of section 5.85(b) of the Listings Requirements of the JSE Limited
(the Listings Requirements), subject to the provisions of the
Companies Act, 61 of 1973, as amended (the Companies Act),
the Banks Act, 94 of 1990, as amended and the Listings
Requirements, including, amongst others, the following
requirements: (a) payments to shareholders in terms of this
resolution shall be made in terms of Section 90 of the Companies
Act and be made pro rata to all shareholders; (b) in any one financial year, payments to shareholders in terms of this resolution shall not exceed a maximum of 20% of the Company's issued
			Management	For	For

share capital, including reserves but excluding minority interests, and revaluations of assets and intangible assets that are not supported by a valuation by an Independent Professional expert acceptable to the JSE Limited prepared within the last 6 months, measured as at the beginning of such FY; and [authority expires at the end of the next AGM of the Company or for 15 months from the date of this resolution]

O.4.7	Amend that the Standard Bank Equity Growth Scheme [the Equity Growth Scheme] as specified		Management	For	For
S.5.1
Authorize the Directors of the Company, with effect from the date of this AGM, as a general approval in terms of Section 85(2) of the
Companies Act, 61 of 1973, as amended [the Companies Act], the acquisition by the Company and, in terms of Section 89 of the
Companies Act, the acquisition by any subsidiary of the Company from time to time, of such number of ordinary shares issued by the company and at such price and on such other terms and
conditions as the Directors may from time to time determine, subject to the requirements of the Companies Act, the Banks Act,
94 of 1990, as amended and the Listings Requirements of the J5E
Limited (the Listings Requirements), which include, amongst
others, the following: any such acquisition will be implemented through the order book operated by the trading system of the JSE
Limited and done without any prior understanding or arrangement between the Company and the counterparty [reported trades
being prohibited]; the acquisition must be authorizes by the
Company's Articles of Association; the authority is limited to the purchase of a maximum of 10% of the Company's issued ordinary share capital in any one FY; acquisition must not be made at a price more than 10% above the weighted average of the market value for the ordinary shares of the Company for the five business days immediately preceding the date of acquisition at any point in time, the Company may only appoint one agent to effect any
repurchase(s) on the Company's behalf; the Company may only
acquire its ordinary shares if, after such acquisition, it still complies with the shareholder spread requirements as set out in the Listings Requirements; the Company or its subsidiary may not repurchase securities during a prohibited period, unless they have in place a repurchase programmed where the dates and quantities of securities to be traded during the relevant period are fixed (not subject to any variation and full details of the programme have been disclosed in an announcement over SENS prior to the
commencement of the prohibited period; that an announcement
containing full details of such acquisitions of shares will be published as soon as the Company and/or its subsidiary (ies)
has/have acquired shares constituting, on a cumulative basis, 3%
of the number of shares in issue at the date of the general
meeting at which this special resolution is considered and, if approved, passed, and for each 3% in aggregate of the initial number acquired thereafter; and in the case clan acquisition by a subsidiary of the Company and the number of shares to be
acquired, is not more than 10% in the aggregate of the number of issued shares of the Company [authority expires whichever is earlier until the next AGM of the Company or 15 months from the date on which this resolution is passed]
			Management	For	For
S.5.2	Amend the Articles of Association, by the deletion of Article 184.2.7 and replacing it with the new Article 184.2.7 and as specified		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	72630	0	16-May-2008	16-May-2008
CHINA RESOURCES ENTERPRISE LTD
Security	Y15037107		Meeting Type	Annual General Meeting
Ticker Symbol	291_HK		Meeting Date	29-May-2008
ISIN	HK0291001490		Agenda	701558085 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the audited financial statements and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Approve to declare a final dividend		Management	For	For
3.A	Re-elect Mr. Song Lin as a Director		Management	For	For
3.B	Re-elect Mr. Chen Shulin as a Director		Management	For	For
3.C	Re-elect Mr. Kwong Man Him as a Director		Management	For	For
3.D	Re-elect Mr. Li Fuzuo as a Director		Management	For	For
3.E	Re-elect Mr. Du Wenmin as a Director		Management	For	For
3.F	Re-elect Mr. Houang Tai Ninh as a Director		Management	For	For
3.G	Re-elect Dr. Li Ka Cheung, Eric as a Director		Management	For	For
3.H	Re-elect Dr. Cheng Mo Chi as a Director		Management	For	For
3.I	Approve to fix the fees for all the Directors		Management	For	For
4.	Re-appoint the Auditors and authorize the Directors to fix their remuneration		Management	For	For
5.
Authorize the Directors of the Company, to repurchase shares of
HKD 1.00 each in the capital of the Company on The Stock
Exchange of Hong Kong Limited [the Stock Exchange] or on any
other stock exchange on which the securities of the Company may be listed and recognized by the Securities and Futures
Commission of Hong Kong and the Stock Exchange for this
purpose, subject to and in accordance with all applicable laws and the requirements of the Rules Governing the Listing of Securities
on the Stock Exchange or of any other stock exchange as
amended from time to time, during the relevant period, shall not exceed 10% of the aggregate nominal amount of the issued share capital of the Company as at the date of this resolution and the said approval shall be limited accordingly; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the
Company is required by law to be held]
			Management	For	For
6.
Authorize the Directors of the Company, pursuant to Section 57(B)
of the Companies Ordinance, to allot, issue and deal with
additional shares of HKD 1.00 each in the capital of the Company and to make or grant offers, agreements and options, during and after the relevant period, the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option or otherwise] and issued by the Directors of the Company pursuant to the approval of this resolution, otherwise than i) a rights issue; ii) an issue of shares under any option scheme or similar arrangement for the time
being adopted for the grant or issue of shares or rights to acquire shares of the Company; iii) an issue of shares upon the exercise of the subscription or conversion rights under the terms of any warrants or any securities of the Company which are convertible into shares of the Company; or iv) an issue of shares as scrip dividends pursuant to the Articles of Association of the Company
			Management	Against	Against

from time to time, shall not exceed 20% of the aggregate nominal amount of the issued share capital of the Company as at the date of passing this resolution and the said approval shall be limited accordingly; [Authority expires the earlier of the conclusion of the next AGM of the Company; or the expiration of the period within which the next AGM of the Company is required by Law to be
held]

Comments-Exceeds our guideline of maxiumum 10% share issuance without preemptive rights
7.
Approve, subject to the passing of the Resolutions 5 and 6, the general mandate granted to the Directors of the Company to allot, issue and deal with additional shares pursuant to the Resolution 6 and extended by the addition thereto of an amount representing the aggregate nominal amount of shares in the capital of the
Company repurchased by the Company under the authority
granted pursuant to the Resolution 5, provided that such amount of shares so repurchased shall not exceed 10% of the aggregate nominal amount of the issued share capital of the Company as at the date of the said resolution
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	904000	0	13-May-2008	13-May-2008

HON HAI PRECISION IND LTD
Security	Y36861105		Meeting Type	Annual General Meeting
Ticker Symbol	2317_TT		Meeting Date	02-Jun-2008
ISIN	TW0002317005		Agenda	701554671 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 451047 DUE TO RECEIPT OF A-DDITIONAL RESOLUTIONS.
ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISR-EGARDED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
A.1	The 2007 business operations		Non-Voting
A.2	The 2007 audited reports		Non-Voting
A.3	The status of joint-venture in People's Republic of China		Non-Voting
A.4	The establishment for the rules of the Board Meeting		Non-Voting
A.5	Other presentations		Non-Voting
B.1	Approve the 2007 financial statements		Management	For	For
B.2	Approve the 2007 profit distribution		Management	For	For
B.3	Approve to issue new shares from retained earnings		Management	For	For
B.4	Approve the proposal of capital injection to issue global depositary receipt		Management	For	For
B.5	Approve to revise the Articles of Incorporation		Management	Against	Against
Comments-We could not find any discolsure on this item.
B.6	Approve to revise the procedures of asset acquisition or disposal		Management	Against	Against
Comments-We could not find any discolsure on this item.
B.7	Other issues and extraordinary motions		Management	Abstain	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	462680	0	19-May-2008	19-May-2008

SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL
Security	Y7473H108		Meeting Type	Annual General Meeting
Ticker Symbol	000810_KS		Meeting Date	05-Jun-2008
ISIN	KR7000810002		Agenda	701593255 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement(s)		Management	For	For
2.	Elect the Directors		Management	For	For
3.	Approve the remuneration limit of the Directors		Management	Against	Against
Comments-We are voting against item 3 due to absence of disclosure
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	22110	0	22-May-2008	22-May-2008

JIANGSU EXPRESSWAY CO LTD
Security	Y4443L103		Meeting Type	Annual General Meeting
Ticker Symbol	177_HK		Meeting Date	06-Jun-2008
ISIN	CNE1000003J5		Agenda	701562135 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 467479 DUE TO NON NUMBERED-AND NON VOTABLE
RESOLUTION TURNED TO NUMBERED AND VOTABLE
RESOLUTION. ALL VOT-ES RECEIVED ON THE PREVIOUS
MEETING WILL BE DISREGARDED AND YOU WILL NEED TO
R-EINSTRUCT ON THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Receive and approve the report of the report of the Board of Directors of the Company for the YE 31 DEC 2007		Management	For	For
2.	Receive and approve the report of the Supervisory Committee of the Company for the YE 31 DEC 2007		Management	For	For
3.	Receive and approve the annual budget report for year 2007		Management	For	For
4.	Receive and approve the audited accounts and the Auditor report for the YE 31 DEC 2007		Management	For	For
5.	Approve the profit distribution scheme of the Company in respect of the final dividend for the YE 31 DEC 2007: the Company to declare a final dividend of RMB 0.27 per share[ tax inclusive]		Management	For	For
6.
Appoint Deloitte Touche Tohmatsu Certified Public Accountants
Limited and Deloitte Touche Tohmatsu respectively as the
Company's Domestic and International Auditors with a confirmed annual remuneration of RMB 2.1 million
			Management	For	For
7.	Appoint Mr. Du Wen Yi as a Director of the Company		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	3286000	0	21-May-2008	21-May-2008

VIMPEL-COMMUNICATIONS
Security	68370R109		Meeting Type	Contested-Annual
Ticker Symbol	VIP		Meeting Date	09-Jun-2008
ISIN	US68370R1095		Agenda	932898349 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE 2007 VIMPELCOM ANNUAL REPORT PREPARED IN ACCORDANCE WITH RUSSIAN LAW		Management	For	For
02	APPROVAL OF VIMPELCOM'S UNCONSOLIDATED ACCOUNTING STATEMENTS, INCLUDING PROFIT AND LOSS STATEMENT FOR 2007 (PREPARED IN ACCORDANCE WITH RUSSIAN STATUTORY ACCOUNTING PRINCIPLES)		Management	For	For
03	ALLOCATION OF PROFITS AND LOSSES RESULTING FROM 2007 FINANCIAL YEAR OPERATIONS INCLUDING ADOPTION OF THE DECISION (DECLARATION) ON PAYMENT OF DIVIDENDS ON THE FINANCIAL YEAR RESULTS		Management	For	For
05	ELECTION OF THE AUDIT COMMISSION		Management	For	For
06	APPROVAL OF EXTERNAL AUDITORS		Management	For	For
07	APPROVAL OF A CHANGE IN THE COMPENSATION OF THE MEMBERS OF THE BOARD OF DIRECTORS		Management	For	For
08	APPROVAL OF REORGANIZATION OF VIMPELCOM THROUGH THE STATUTORY MERGER OF CERTAIN OF ITS SUBSIDIARIES INTO VIMPELCOM AND OF THE MERGER AGREEMENTS		Management	For	For
09	APPROVAL OF THE AMENDMENTS TO THE CHARTER OF VIMPELCOM		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	60700	5400	21-May-2008	21-May-2008

VIMPEL-COMMUNICATIONS
Security	68370R109		Meeting Type	Contested-Annual
Ticker Symbol	VIP		Meeting Date	09-Jun-2008
ISIN	US68370R1095		Agenda	932899973 - Management
Item	Proposal		Type	Vote	For/Against Management
01
"PLEASE NOTE: CUMULATIVE VOTING IS MANDATORY FOR
THE ELECTION OF DIRECTORS FOR THIS MEETING. ANY
VOTING DONE ON THIS AGENDA IS FOR RECORD KEEPING
PURPOSES ONLY. IN ORDER FOR YOUR CUMULATIVE VOTE
ON DIRECTORS TO BE COUNTED YOU MUST RETURN THE
APPROPRIATE PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE. NO VOTING WILL BE ACCEPTED FROM
THIS AGENDA"
			Management	For	For
4A
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: DAVID J. HAINES
			Management	For	For
4B
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: MIKHAIL M. FRIDMAN
			Management	For	For
4C
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: KJELL MORTEN JOHNSEN
			Management	For	For
4D
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: HANS PETER KOHLHAMMER
			Management	For	For
4E
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: JO O. LUNDER
			Management	For	For
4F
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: OLEG A. MALIS
			Management	For	For
4G
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: LEONID R. NOVOSELSKY
			Management	For	For
4H
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: ALEXEY M. REZNIKOVICH
			Management	For	For
4I
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: OLE BJORN SJULSTAD
			Management	For	For

4J
"YOU MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES." TO ELECT THE MEMBER TO
THE BOARD OF DIRECTORS: JAN EDVARD THYGESEN
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	60700	5400

PETROLEO BRASILEIRO S.A. - PETROBRAS
Security	71654V408		Meeting Type	Special
Ticker Symbol	PBR		Meeting Date	09-Jun-2008
ISIN	US71654V4086		Agenda	932915563 - Management
Item	Proposal		Type	Vote	For/Against Management
01
TO APPROVE THE DISPOSAL OF THE CONTROL OF THE
SUBSIDIARY OF PETROBRAS, DAPEAN PARTICIPACOES
S.A., BY MEANS OF THE MERGER INTO THIS COMPANY OF
FASCIATUS PARTICIPACOES S.A., A TRANSACTION
INSERTED IN THE SPHERE OF THE INVESTMENT
AGREEMENT ENTERED INTO AMONG PETROBRAS,
PETROBRAS QUIMICA S.A. - PETROQUISA AND UNIPAR-
UNIAO DE INDUSTRIAS PETROQUIMICAS S.A., FOR THE
CREATION OF A PETROCHEMICAL COMPANY, ACCORDING
TO A MATERIAL FACT OF NOVEMBER 30, 2007.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	61136	128400	02-Jun-2008	02-Jun-2008

PHILIPPINE LONG DISTANCE TELEPHONE CO.
Security	718252604		Meeting Type	Consent
Ticker Symbol	PHI		Meeting Date	10-Jun-2008
ISIN	US7182526043		Agenda	932905423 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING 31 DECEMBER 2007 CONTAINED IN THE COMPANY'S 2007 ANNUAL REPORT.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	17155	0	21-May-2008	21-May-2008

PHILIPPINE LONG DISTANCE TELEPHONE CO.
Security	718252604		Meeting Type	Annual
Ticker Symbol	PHI		Meeting Date	10-Jun-2008
ISIN	US7182526043		Agenda	932907085 - Management
Item	Proposal		Type	Vote	For/Against Management
2A	ELECTION OF DIRECTOR: REV. FR. BIENVENIDO F. NEBRES, S.J. (INDEPENDENT DIRECTOR)		Management	For	For
2B	ELECTION OF DIRECTOR: MR. OSCAR S. REYES (INDEPENDENT DIRECTOR)		Management	For	For
2C	ELECTION OF DIRECTOR: MR. PEDRO E. ROXAS (INDEPENDENT DIRECTOR)		Management	For	For
2D	ELECTION OF DIRECTOR: MR. ALFRED V. TY (INDEPENDENT DIRECTOR)		Management	For	For
2E	ELECTION OF DIRECTOR: MS. HELEN Y. DEE		Management	For	For
2F	ELECTION OF DIRECTOR: ATTY. RAY C. ESPINOSA		Management	For	For
2G	ELECTION OF DIRECTOR: MR. TATSU KONO		Management	For	For
2H	ELECTION OF DIRECTOR: MR. TAKASHI OOI		Management	For	For
2I	ELECTION OF DIRECTOR: MR. NAPOLEON L. NAZARENO		Management	For	For
2J	ELECTION OF DIRECTOR: MR. MANUEL V. PANGILINAN		Management	For	For
2K	ELECTION OF DIRECTOR: MS. CORAZON S. DE LA PAZ- BERNARDO		Management	For	For
2L	ELECTION OF DIRECTOR: MR. ALBERT F. DEL ROSARIO		Management	For	For
2M	ELECTION OF DIRECTOR: ATTY. MA. LOURDES C. RAUSA- CHAN		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	17155	0	30-May-2008	30-May-2008

SYNNEX TECHNOLOGY INTL CORP
Security	Y8344J109		Meeting Type	Annual General Meeting
Ticker Symbol	2347_TT		Meeting Date	11-Jun-2008
ISIN	TW0002347002		Agenda	701595867 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 471380 DUE TO ADDITION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
A.1	The 2007 business operations		Non-Voting
A.2	The 2007 audited reports		Non-Voting
A.3	The impairment of goodwill form investing 100% subsidiary Teampo Technology		Non-Voting
A.4	Other presentations		Non-Voting
B.1	Approve the 2007 financial statements		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.2	Approve the 2007 profit distribution, cash dividend: TWD 2 per share		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.3	Approve to issue the new shares from retained earnings, stock dividend: 100 for 1,000 shares held		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.4	Approve the capital injection		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.5	Approve to revise the procedures of asset acquisition or disposal		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.6	Approve to revise the Article of Incorporation		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
B.7	Extraordinary motions		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1509000	0	04-Jun-2008	04-Jun-2008

PT BUMI RESOURCES TBK
Security	Y7122M110		Meeting Type	MIX
Ticker Symbol			Meeting Date	12-Jun-2008
ISIN	ID1000068703		Agenda	701579382 - Management
Item	Proposal		Type	Vote	For/Against Management
A.1	Approve the Company's performance report 2007		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.2	Ratify the financial statement 2007		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.3	Approve the Profit allocation		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.4	Appoint the Public Accountant for financial report 2008		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
A.5	Approve the bonus and remuneration to the Board of Director and Commissioner		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
E.1	Approve to change the Articles of Association to comply with the UU No. 40 th 2007		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.
E.2	Grant authority to buy back Company's share		Management	Against	Against
Comments-We are voting against due to lack of disclosure documentation regarding these items.

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN NUMBERING AND TEXT OF RES-OLUTIONS. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS PR-OXY FORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	2715000	0	04-Jun-2008	04-Jun-2008

TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD
Security	Y84629107		Meeting Type	Annual General Meeting
Ticker Symbol	2330_TT		Meeting Date	13-Jun-2008
ISIN	TW0002330008		Agenda	701576956 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 468955 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Chairman's address		Non-Voting
2.1	2007 business report		Non-Voting
2.2	Audit Committee's report		Non-Voting
2.3	The implementation of common shares buyback		Non-Voting
2.4	TSMC's 'rules and procedures of Board of Directors meetings'		Non-Voting
3.1	Approve the 2007 business report and financial statements		Management	For	For
3.2	Approve the distribution of 2007 profits		Management	For	For
3.3	Approve the capitalization of 2007 dividends, 2007 employee profit sharing and capital surplus		Management	For	For
4.	Other business and special motion		Non-Voting
5.	Meeting adjourned		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1739086	0	05-Jun-2008	05-Jun-2008

MEDIATEK INCORPORATION
Security	Y5945U103		Meeting Type	Annual General Meeting
Ticker Symbol	2454_TT		Meeting Date	13-Jun-2008
ISIN	TW0002454006		Agenda	701601266 - Management
Item	Proposal		Type	Vote	For/Against Management
1.1	To report the business of 2007.		Non-Voting
1.2	Statutory supervisors report of 2007.		Non-Voting
2.1	To accept 2007 business report and financial statements.		Management	For	For
2.2	To approve the proposal for distribution of 2007 profits (cash dividend: TWD 19.0 per share, stock dividend: 10/1000 shs).		Management	For	For
3.1	Discussion on issuing new shares from distribution of profits and employee bonus.		Management	For	For
4.1	Other proposals and extraordinary motions.		Management	For	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	225000	0	05-Jun-2008	05-Jun-2008

DELTA ELECTRS INC
Security	Y20263102		Meeting Type	Annual General Meeting
Ticker Symbol	2308_TT		Meeting Date	13-Jun-2008
ISIN	TW0002308004		Agenda	701611712 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 480775 DUE TO CHANGE IN VO-TING STATUS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
A.1	2007 business operations		Non-Voting
A.2	2007 financial statements		Non-Voting
A.3	2007 audited reports		Non-Voting
A.4	The establishment for the rules of the Board meetings		Non-Voting
B.1	Approve the 2007 financial statements		Management	For	For
B.2	Approve the 2007 profit distribution; proposed cash dividend: TWD 5.5 per share		Management	For	For
B.3	Approve the issuance of new shares from retained earnings and capital reserves; proposed stock dividend: 10 for 1,000 shares held and proposed bonus issue : 10 for 1,000 shares held		Management	For	For
B.4	Amend the Articles of Incorporation		Management	For	For
B.5	Approve the revision to the rules of the election of the Directors and Supervisors		Management	For	For
B.6	Approve to release the prohibition on the Directors from participation in competitive business		Management	For	For
B.7	Extraordinary motions		Management	For	Against
Comments-We choose to avoid abstaining whenever possible; instead voting For/Against.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1073280	0	09-Jun-2008	09-Jun-2008

X5 RETAIL GROUP N V
Security	98387E205		Meeting Type	Annual General Meeting
Ticker Symbol	FIVE_LI		Meeting Date	16-Jun-2008
ISIN	US98387E2054		Agenda	701611320 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening and announcements		Non-Voting
2.	Receive the report of the Management Board for the FY 2007		Management	For	For
3.A	Adopt the financial statements for the FY 2007		Management	For	For
3.B	Approve to explain the dividend policy on additions to reserves and dividends		Management	For	For
3.C	Approve the allocation of the Company's profit		Management	For	For
4.A	Grant discharge to the Members of the Management Board from liability		Management	For	For
4.B	Grant discharge to the Members of the Supervisory Board from liability		Management	For	For
5.	Adopt the Remuneration Policy of the Management Board		Management	For	For
6.A	Re-appoint Mr. Vladimir Ashurkov as a Member of the Supervisory Board		Management	For	For
6.B	Appoint Mr. Alexander Tynkovan as a new Member of the Supervisory Board		Management	For	For
6.C	Approve the remuneration of Mr. Alexander Tynkovan, a Member of the Supervisory Board		Management	For	For
7.
Approve the indemnity arrangement for the Management Board,
and designation of the Chairman of the Remuneration Committee as the authorized person to execute these arrangements on
behalf of the Company
			Management	For	For
8.	Approve the indemnity arrangement for the Supervisory Board Members		Management	For	For
9.	Approve to adjust the Employee Stock Option plan		Management	For	For
10.	Amend the Articles of Association		Management	Against	Against
Comments-Voting against because there is inadequate disclosure of proposed amendmants.
11.	Authorize the Management Board to have the Company acquire shares or depository receipts[i.e. GDRs] in its own capital		Management	For	For
12.	Authorize the Management Board to allow the Company to sell or otherwise dispose the Company's own issued and fully paid up share capital or depository receipts [i.e. GDRs]		Management	For	For
13.
Approve the extension of the current designation of the
Supervisory Board as the Corporate Body which is authorized to issue shares, including any granting of rights to subscribe for shares, with the power to restrict or exclude the pre-emptive rights to such shares, in connection with the Employee Stock Option
Plan
			Management	For	For
14.	Corporate Governance		Non-Voting
15.	Any other business and conclusion		Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NAMES OF SUPERVISORY BOA-RD MEMBERS. IF YOU
HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT
RETURN THIS-PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB3	50P	49156	0	04-Jun-2008	04-Jun-2008

CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI
Security	Y14369105		Meeting Type	Annual General Meeting
Ticker Symbol	1800_HK		Meeting Date	18-Jun-2008
ISIN	CNE1000002F5		Agenda	701569987 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the report of the Board of Directors of the Company for the year 2007		Management	For	For
2.	Approve the report of the Supervisory Committee of the Company for the year 2007		Management	For	For
3.	Approve the audited consolidated financial statements of the Company for the YE 31 DEC 2007		Management	For	For
4.	Approve the profit distribution and dividend distribution plan for the year 2007 as recommended by the Board of Directors of the Company		Management	For	For
5.	Appoint Mr. Zhang Changfu as a Non-Executive Director of the Company		Management	For	For
6.	Appoint Mr. Zou Qiao as a Independent Non-Executive Director of the Company		Management	For	For
7.
Re-appoint PricewaterhouseCoopers as the Company's
international Auditors and PricewaterhouseCoopers Zhong Tian
CPAs Limited Company as the Company's domestic Auditors for a term ending at the next AGM of the Company and authorize the
Board of Directors of the Company to determine their respective remuneration
			Management	For	For
S.8
Authorize the Board of Directors of the Company to allot, issue and deal with additional H shares and domestic shares of the
Company, either separately or concurrently, and to make or grant offers, agreements and options in respect thereof, subject to the following conditions: such mandate shall not extend beyond the relevant period save that the Board of Directors may during the relevant period make or grant offers, agreements or options which might require the exercise of such powers after the end of the relevant period; the number of the domestic shares and H shares issued and allotted or agreed conditionally or unconditionally to be issued and allotted [whether pursuant to an option or otherwise]
by the Board of Directors otherwise than pursuant to (x) a rights issue, or (y) any option scheme or similar arrangement adopted by the Company from time to time for the grant or issue to officers and/or employees of the Company and/or any of its subsidiaries of shares or rights to acquire shares of the Company, shall not exceed 20% of each of the existing domestic shares and H shares of the Company in issue as at the date of this resolution; and the
Board of Directors will only exercise its power under such
mandate in accordance with the Company Law of the PRC and
the rules governing the listing of securities on the stock exchange of Hong Kong Limited [as amended from time to time] and only if all necessary approvals from relevant PRC government authorities are obtained; to make such amendments to the Articles of
Association of the Company as it thinks fit so as to increase the registered share capital and reflect the new capital structure of the
Company upon the allotment and issuance of shares as
contemplated in above; contingent on the Board of Directors
resolving to issue shares pursuant of this resolution, the Board of
Directors to approve, execute and do or procure to be executed and done, all such documents, deeds and things as it may
consider necessary in connection with the issue of such shares including, without limitation, determining the size of the issue, the issue price, the use of proceeds from the issue, the target of the
			Management	Against	Against

issue and the place and time of the issue, making all necessary applications to the relevant authorities, entering into an
underwriting agreement or any other agreements, and making all necessary filings and registrations with the relevant PRC, Hong
Kong and other authorities; [Authority expires the earlier of the conclusion of the next AGM of the Company following the passing of this resolution or the expiration of the 12-month period following the passing of this resolution]

Comments-Allowing for up to 20% new stock issuance without pre-emptive rights is above our limit of 10%.
Other matters if any			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1206000	0	09-Jun-2008	09-Jun-2008

FAR EASTN TEXTILE LTD
Security	Y24374103		Meeting Type	Annual General Meeting
Ticker Symbol	1402_TT		Meeting Date	18-Jun-2008
ISIN	TW0001402006		Agenda	701588216 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 461022 DUE TO ADDITION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Meeting start announced by chairperson		Non-Voting
2.A	2007 business operations		Non-Voting
2.B	2007 financial statements		Non-Voting
2.C	Supervisors' review report of 2007 business operation and financial statements		Non-Voting
2.D	The amendment of the Meeting rules of the Board of Directors		Non-Voting
2.E	Information of the issuance of Corporate bonds in 2007		Non-Voting
3.A	Approve to accept the 2007 business reports and financial statements		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.B	Approve the distribution of 2007 profits		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.C	Approve the capitalization of 2007 stock dividends		Management	Against	Against
Comments-Inadequate disclosure provided by the company
4.	Extemporary motions		Non-Voting
5.	Meeting adjourned		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	1830000	0	09-Jun-2008	09-Jun-2008

MTN GROUP LTD
Security	S8039R108		Meeting Type	Annual General Meeting
Ticker Symbol	MTN_SJ		Meeting Date	19-Jun-2008
ISIN	ZAE000042164		Agenda	701594118 - Management
Item	Proposal		Type	Vote	For/Against Management
1.o.1	Receive and adopt the annual financial statements of the Group and the Company for the YE 31 DEC 2007 including the report other Directors and the external Auditors		Management	Against	Against
Comments-Inadequate disclosure provided by the company
2.o.2	Re-appoint Mr. KP Kalyan as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.o.3	Re-appoint Mr. RD Nisbet as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
4.o.4	Re-appoint Mr. JHN Strydom as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
5.o.5	Re-appoint Mr. Sheikh ARH Sharbatly as a Director of the Company		Management	Against	Against
Comments-Inadequate disclosure provided by the company
6.o.6
Authorize the Company, the all the unissued ordinary shares of
0,01 cent it each in the share capital of the Company be and are hereby placed at the disposal arid under the control of the
Directors, to allot, issue and otherwise to dispose of and/or to undertake to allot, issue or otherwise dispose of such shares to such person or persons on such terms arid conditions and at such times as the Directors may from time to rime at their discretion deem fit [save for the unissued ordinary shares which have
specially been reserved for the Company's share incentive
schemas, being 5%ol the total issued share capital, in terms of ordinary resolutions duly passed at previous annual general
meetings of the Company [the unissued scheme shares] which
shall he issued to such person or persons on 5 the terms and conditions in accordance with the term, of such authorizing
resolutions) subject to the aggregate number of such ordinary shares able to be allotted, issued arid otherwise disposed of and/or so undertaken to be allotted, issued or disposed of in terms of this resolution being limited to10% of the number of ordinary shares in issue as at 31 DEC 2007 [but excluding, in determining such 10% limit, the unissued scheme shares] and further subject to the provisions applicable from time to lime of the Companies
Act and the Listings Requirements of the JSE, each as presently constituted arid which may be amended from time
			Management	Against	Against
Comments-Inadequate disclosure provided by the company
7.s.1
Approve the Company, or a subsidiary of the Company, and is by way of a general authority contemplated in sections 85(2), 85(3)
and 89 of the Companies Act, to repurchase shares issued by the
Company upon such terms and conditions and in such amounts
as the Directors of the Company may from time to time determine but subject to the applicable provisions of the Companies Act and the Listings Requirement of the JSE Limited, each as presently constituted and which may he amended horn time to tinier anti subject further to the restriction that the repurchase by the
Company, or any of its subsidiaries, of shares in the Company of any class hereunder shall not, in aggregate in any 1 FY, exceed
10% of the shares in issue in such class as at the commencement of such FY
			Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	165250	0	09-Jun-2008	09-Jun-2008

P.T. TELEKOMUNIKASI INDONESIA, TBK
Security	715684106		Meeting Type	Annual
Ticker Symbol	TLK		Meeting Date	20-Jun-2008
ISIN	US7156841063		Agenda	932926376 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF THE COMPANY'S ANNUAL REPORT FOR THE FINANCIAL YEAR 2007.		Management	For	For
02
RATIFICATION OF THE FINANCIAL STATEMENTS AND
PARTNERSHIP AND COMMUNITY DEVELOPMENT PROGRAM
FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2007
AND ACQUITTAL AND DISCHARGE TO THE MEMBERS OF
THE BOARD OF DIRECTORS AND BOARD OF
COMMISSIONERS.
			Management	For	For
03	RESOLUTION ON THE APPROPRIATION OF THE COMPANY'S NET INCOME FOR FINANCIAL YEAR 2007.		Management	For	For
04	APPROVAL OF THE DETERMINATION OF THE AMOUNT OF REMUNERATION FOR THE MEMBERS OF THE DIRECTORS AND COMMISSIONERS.		Management	For	For
05
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE COMPANY'S FINANCIAL STATEMENTS FOR THE
FINANCIAL YEAR 2008, INCLUDING AUDIT OF INTERNAL
CONTROL OVER FINANCIAL REPORTING AND
APPOINTMENT OF AN INDEPENDENT AUDITOR TO AUDIT
THE FINANCIAL STATEMENTS OF THE PARTNERSHIP AND
COMMUNITY DEVELOPMENT PROGRAM FOR THE
FINANCIAL YEAR 2008.
			Management	For	For
06	APPROVAL TO THE AMENDMENT TO THE COMPANY'S ARTICLES OF ASSOCIATION.		Management	For	For
07	APPROVAL FOR THE SHARE BUY BACK III PROGRAM.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	79730	0	12-Jun-2008	12-Jun-2008

OIL CO LUKOIL
Security	677862104		Meeting Type	Annual
Ticker Symbol	LUKOY		Meeting Date	26-Jun-2008
ISIN	US6778621044		Agenda	932904798 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVE ANNUAL REPORT FOR 2007 AND ANNUAL FINANCIAL STATEMENTS, INCLUDING THE INCOME STATEMENTS AND DISTRIBUTION OF PROFITS.		Management	For	For
3A	ELECTION OF AUDIT COMMISSION: IVANOVA, LYUBOV GAVRILOVNA		Management	For	For
3B	ELECTION OF AUDIT COMMISSION: KONDRATIEV, PAVEL GENNADIEVICH		Management	For	For
3C	ELECTION OF AUDIT COMMISSION: NIKITENKO, VLADIMIR NIKOLAEVICH		Management	For	For
04
PAY REMUNERATION AND REIMBURSE EXPENSES TO
MEMBERS OF BOARD OF DIRECTORS AND AUDIT
COMMISSION OF OAO "LUKOIL" AND TO ESTABLISH
REMUNERATION FOR NEWLY ELECTED MEMBERS OF
BOARD OF DIRECTORS AND AUDIT COMMISSION
ACCORDING TO COMMISSION OF OAO "LUKOIL".
			Management	For	For
05	TO APPROVE THE INDEPENDENT AUDITOR OF OAO "LUKOIL" - CLOSED JOINT STOCK COMPANY KPMG.		Management	For	For
6A	SHAREHOLDER LOAN AGREEMENT BETWEEN OAO "LUKOIL" (LENDER) AND OOO NARYANMARNEFTEGAZ (BORROWER).		Management	For	For
6B	PROVISION OF A LOAN BY OAO "LUKOIL" (LENDER) TO OAO YUGK TGC-8 (BORROWER).		Management	For	For
6C	RECEIPT OF A LOAN BY OAO "LUKOIL" (BORROWER) FROM OAO YUGK TGC-8 (LENDER).		Management	For	For
6D	RECEIPT OF A LOAN BY OAO "LUKOIL" (BORROWER) FROM OAO YUGK TGC-8 (LENDER).		Management	For	For
6E	POLICY (CONTRACT) ON INSURING THE LIABILITY OF DIRECTORS, OFFICERS AND CORPORATIONS BETWEEN OAO "LUKOIL" (POLICYHOLDER) AND OAO KAPITAL STRAKHOVANIE (INSURER).		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	8128	55100	13-Jun-2008	13-Jun-2008

OIL CO LUKOIL
Security	677862104		Meeting Type	Annual
Ticker Symbol	LUKOY		Meeting Date	26-Jun-2008
ISIN	US6778621044		Agenda	932915626 - Management
Item	Proposal		Type	Vote	For/Against Management
2A
"TO ELECT ALEKPEROV, VAGIT YUSUFOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	For	For
2B
"TO ELECT BELIKOV, IGOR VYACHESLAVOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2C
"TO ELECT WALLETTE (JR), DONALD EVERT. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	For	For
2D
"TO ELECT GRAYFER, VALERY ISAAKOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2E
"TO ELECT KUTAFIN, OLEG EMELYANOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2F
"TO ELECT KOSTIN, ANDREY LEONIDOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2G
"TO ELECT MAGANOV, RAVIL ULFATOVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2H
"TO ELECT MATZKE, RICHARD HERMAN. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING RECORD KEEPING PURPOSES."
			Management	For	For
2I
"TO ELECT MIKHAILOV, SERGEI ANATOLIEVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against
2J
"TO ELECT TSVETKOV, NIKOLAI ALEXANDROVICH. YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	Against	Against
2K
"TO ELECT SHERKUNOV, IGOR VLADIMIROVICH. YOU MUST
RETURN THE PHYSICAL PROXY CARD TO YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER FOR YOUR VOTE TO
BE COUNTED. THIS AGENDA IS ONLY FOR RECORD
KEEPING PURPOSES."
			Management	Against	Against

2L
"TO ELECT SHOKHIN, ALEXANDER NIKOLAEVICH. YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	Against	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	8128	55100	13-Jun-2008	13-Jun-2008

GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616673 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting
1.	Approve the Annual Report of OAO Gazprom for 2007.		Management	For	For
2.	Approve the annual accounting statements, including the profit and loss report of the Company based on the results of 2007.		Management	For	For
3.	Approve the distribution of profit of the Company based on the results of 2007.		Management	For	For
4.	Approve the amount of, time period and form of payment of annual dividends on the Companys shares that have been proposed by the Board of Directors of the Company.		Management	For	For
5.	Approve Closed Joint Stock Company PricewaterhouseCoopers Audit as the Companys external auditor.		Management	For	For
6.	Pay remuneration to members of the Board of Directors and Audit Commission of the Company in the amounts recommended by the Board of Directors of the Company.		Management	For	For
7.	Approve the amendments to the Charter of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
8.	Approve the amendments to the Regulation on the General Shareholders; Meeting of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
9.	Approve the amendments to the Regulation on the Board of Directors of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
10.	Approve the amendment to the Regulation on the Management Committee of OAO Gazprom.		Management	Against	Against
Comments-Inadequate disclosure
11.
In accordance with Articles 77 and 83 of the Federal Law &; On
Joint Stock Companies,&; determine that, on the basis of the market value as calculated by ZAO Mezhdunarodnyi Biznes
Tsentr: Konsultatsii, Investitsii, Otsenka (CJSC International
Business Center: Consultations, Investments, Valuation), the price for services to be acquired by OAO Gazprom pursuant to an
agreement on insuring the liability of members of the Board of
Directors and Management Committee of OAO Gazprom should
amount to the equivalent in rubles of 3.5 million U.S. dollars.
			Management	For	For
12.1
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
Gazprombank (Open Joint Stock Company) will, upon the terms
and conditions announced by it, accept and credit funds
transferred to accounts opened by OAO Gazprom and conduct
			Management	For	For

operations through the accounts in accordance with OAO
Gazproms instructions, as well as agreements between OAO
Gazprom and Gazprombank (Open Joint Stock Company)
regarding maintenance in the account of a non-reducible balance in a maximum sum not exceeding 20 billion rubles or its equivalent in a foreign currency for each transaction, with interest to be paid by the bank at a rate not lower than 0.3% per annum in the
relevant currency.

12.2
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which Sberbank of Russia OAO will, upon the terms and conditions announced by it, accept and credit funds transferred to accounts opened by OAO Gazprom and
conduct operations through the accounts in accordance with OAO
Gazproms instructions.
			Management	For	For
12.3
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will provide services to OAO Gazprom making use of the
Bank; Client electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of the bank being in effect at the time the services are provided.
			Management	For	For
12.4
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to whichSberbank of Russia OAO will
provide services to OAO Gazprom making use of the Client
Sberbank electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of electronic statements of account and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at the tariffs of Sberbank of Russia OAO being in effect at the time the services are provided.
			Management	For	For
12.5
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Foreign currency purchase / sale agreements
between OAO Gazprom and Gazprombank (Open Joint Stock
Company), to be entered into under the General Agreement on
the Conduct of Conversion Operations between OAO Gazprom
and the bank dated as of September 12, 2006, No. 3446, in a
maximum sum of 500 million U.S. dollars or its equivalent in rubles,euros or other currency for each transaction.
			Management	For	For
12.6
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 500 million
U.S. dollars and for a period of not more than 14 months.
			Management	For	For

12.7
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and Sberbank
of Russia OAO pursuant to which OAO Gazprom will grant
suretyships to secure performance of OAO Gazproms subsidiaries obligations to Sberbank of Russia OAO with respect to the banks guarantees issued to the Russian Federations tax authorities in connection with the subsidiaries challenging such tax authorities claims in court, in an aggregate maximum sum equivalent to 1 billion U.S. dollars and for a period of not more than 14 months.
			Management	For	For
12.8
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazproms subsidiaries obligations to Gazprombank (Open
Joint Stock Company) with respect to the banks guarantees
issued to the Russian Federations tax authorities related to such companies obligations to pay excise taxes in connection with exports of petroleum products that are subject to excise taxes, and eventual penalties, in a maximum sum of 900 million rubles and for a period of not more than 14 months.
			Management	For	For
12.9
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will grant to OAO
Beltransgaz temporary possession and use of the facilities of the
Yamal Europe trunk gas pipeline system and related service
equipment that are situated in the territory of the Republic of
Belarus for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property in a
maximum sum of 5.7 billion rubles.
			Management	For	For
12.10
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromregiongaz pursuant to which OAO Gazprom will grant to
OAO Gazpromregiongaz temporary possession and use of the
property complex of the gas distribution system, comprised of
			Management	For	For

facilities designed to transport and supply gas directly to
consumers (gas offtaking pipelines, gas distribution pipelines, intertownship and street gas pipelines, high-, medium- and low-
pressure gas pipelines, gas flow control stations and buildings), for a period of not more than 12 months and OAO
Gazpromregiongaz will make payment for using such property in a maximum sum of 848 million rubles.

12.11
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazkomplektimpeks pursuant to which OAO Gazprom will grant to
OOO Gazkomplektimpeks temporary possession and use of the
facilities of the methanol pipeline running from the Korotchaevo station to the petroleum storage depot of the Zapolyarnoye gas-
oil-condensate field for a period of not more than 12 months and
OOO Gazkomplektimpeks will make payment for using such
property in a maximum sum of 365 million rubles.
			Management	For	For
12.12
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO Stimul
pursuant to which OAO Gazprom will grant to ZAO Stimul
temporary possession and use of the wells and downhole and
aboveground well equipment within the Eastern Segment of the
Orenburgskoye oil and gascondensate field for a period of not more than 12 months and ZAO Stimul will make payment for using such property in a maximum sum of 1.1 billion rubles.
			Management	For	For
12.13
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazprom will grant to
OAO Gazpromtrubinvest temporary possession and use of the
building and equipment of a tubing and casing manufacturing
facility with a thermal treatment shop and pipe coating unit, situated in the Kostromskaya Region, town of Volgorechensk, for a period of not more than 12 months and OAO Gazpromtrubinvest will make payment for using such property in a maximum sum of
179 million rubles.
			Management	For	For
12.14
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Lazurnaya pursuant to which OAO Gazprom will grant to OAO
Lazurnaya temporary possession and use of the property of the first and second units of the Lazurnaya Peak Hotel complex,
situated in the city of Sochi, for a period of not more than 12 months and OAO Lazurnaya will make payment for using such
property in a maximum sum of 109 million rubles.
			Management	For	For
12.15
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant to DOAO Tsentrenergogaz of OAO Gazprom
temporary possession and use of the building and equipment of
			Management	For	For

the repair and machining shop at the home base of the oil and gas production department for the Zapolyarnoye gas-oil-condensate field, situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, for a period of not more than 12 months and DOAO Tsentrenergogaz of OAO
Gazprom will make payment for using such property in a
maximum sum of 52 million rubles.

12.16
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazpromtrans pursuant to which OAO Gazprom will grant OOO
Gazpromtrans temporary possession and use of the infrastructure facilities of the railway stations of the Surgutskiy Condensate
Stabilization Plant and of the Sernaya railway station, as well as the facilities of the railway station situated in the town of
Slavyansk-na-Kubani, for a period of not more than 12 months and OOO Gazpromtrans will make payment for using such
property in a maximum sum of 800 million rubles.
			Management	For	For
12.17
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tsentrgaz pursuant to which OAO Gazprom will grant OAO
Tsentrgaz temporary possession and use of the sports complex situated in the Tulskaya Region, Shchokinskiy District, township of
Grumant, for a period of not more than 12 months and OAO
Tsentrgaz will make payment for using such property in a
maximum sum of 18 million rubles.
			Management	For	For
12.18
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Gazprom will grant OAO
Promgaz temporary possession and use of experimental
prototypes of gasusing equipment (self-contained modular boiler installation, recuperative air heater, miniboiler unit, radiant panel heating system, U-shaped radiant tube, modularized compact
fullfunction gas and water treatment installations for coal bed methane extraction wells, wellhead equipment, borehole
enlargement device, and pressure core sampler) for a period of not more than 12 months and OAO Promgaz will make payment
for using such property in a maximum sum of 6 million rubles.
			Management	For	For
12.19
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which
OAO Gazprom will grant Gazprombank (Open Joint Stock
Company) temporary possession and use of non-residential
premises situated at 31 Lenina Street, Yugorsk, Tyumenskaya
Region for a period of not more than 12 months and
Gazprombank (Open Joint Stock Company) will make payment for using such property in a maximum sum of 2 million rubles.
			Management	For	For
12.20
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Salavatnefteorgsintez pursuant to which OAO Gazprom will grant
OAO Salavatnefteorgsintez temporary possession and use of the gas condensate pipelines running from the Karachaganakskoye
gas condensate field to the Orenburgskiy Gas Refinery for a
period of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using such property in a maximum sum of 400 thousand rubles.
			Management	For	For

12.21
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom pursuant to which OAO Gazprom will grant OAO
Vostokgazprom temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OAO Vostokgazprom will make
payment for using such property in a maximum sum of 134
thousand rubles.
			Management	For	For
12.22
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Gazprom Export pursuant to which OAO Gazprom will grant OOO
Gazprom Export temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OOO Gazprom Export will make
payment for using such property in a maximum sum of 133
thousand rubles.
			Management	For	For
12.23
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of communications lines, communications networks and equipment, which are located in the city of Moscow, the city of Maloyaroslavets and the city of Rostov-on-Don, for a period of not more than 5 years and ZAO Gaztelecom will make payment for using such property in a maximum sum of 188 million rubles.
			Management	For	For
12.24
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities comprised of buildings, communications lines,
communications networks, cable duct systems and equipment,
which are located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city of
Kaliningrad, in the Smolenskaya Region of the Russian
Federation and in the territory of the Republic of Belarus, for a period of not more than 12 months and ZAO Gaztelecom will
make payment for using such property in a maximum sum of 110 million rubles.
			Management	For	For
12.25
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
Gazprombank (Open Joint Stock Company) pursuant to which the bank will issue guarantees to the Russian Federations customs authorities with respect to the obligations of OAO Gazprom as a customs broker to pay customs payments and eventual interest and penalties, in a maximum sum of 50 million rubles, with the bank to be paid a fee at a rate of not more than 1% per annum of the amount of the guarantee.
			Management	For	For

12.26
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas in an amount of not more than 311 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 740 billion rubles.
			Management	For	For
12.27
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will deliver and
OOO Mezhregiongaz will accept (off-take) gas purchased by OAO
Gazprom from independent entities and stored in underground
gas storage facilities, in an amount of not more than 3.841 billion cubic meters for a maximum sum of 10 billion rubles.
			Management	For	For
12.28
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for a fee of not more than 168.2 million rubles, in its own name, but for OAO
Gazproms account, to accept and,through OOO Mezhregiongaz s
electronic trading site, sell gas produced by OAO Gazprom and its affiliates, in an amount of not more than 7.5 billion cubic meters for a maximum sum of 16.82 billion rubles.
			Management	For	For
12.29
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OOO Mezhregiongaz will
deliver and OAO Gazprom will accept (off-take) gas purchased by
OOO Mezhregiongaz from independent entities, in an amount of not more than 14.1 billion cubic meters for a maximum sum of
41.6 billion rubles.
			Management	For	For
12.30
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Northgas pursuant to which ZAO Northgas will deliver and OAO
Gazprom will accept (off-take) gas in an amount of not more than
4.75 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 3.4 billion rubles.
			Management	For	For
12.31
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will deliver and OAO
NOVATEK will accept (off-take) gas in an amount of not more
than 2 billion cubic meters and will pay for gas a maximum sum of
2.41 billion rubles.
			Management	For	For

12.32
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Severneftegazprom pursuant to which OAO Severneftegazprom
will deliver and OAO Gazprom will accept (off-take) gas in an amount of not more than 16.25 billion cubic meters and will pay for gas a maximum sum of 16.2 billion rubles.
			Management	For	For
12.33
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Tomskgazprom pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3 billion cubic meters and OAO
Tomskgazprom will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 1.2 billion rubles.
			Management	For	For
12.34
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OOO
Mezhregiongaz pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 42 billion cubic meters across the
territory of the Russian Federation, CIS countries and Baltic states and OOO Mezhregiongaz will pay for the services related to
arranging for the transportation of gas via trunk gas pipelines a maximum sum of 57 billion rubles.
			Management	For	For
12.35
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazprom Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3.7 billion cubic meters and OAO
Gazprom Neft will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
2.32 billion rubles.
			Management	For	For
12.36
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the transportation of gas in a total amount of not more than 37 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 30.4 billion rubles.
			Management	For	For
12.37
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SIBUR Holding pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 1 billion cubic meters and OAO SIBUR
Holding will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
600 million rubles.
			Management	For	For

12.38
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
NOVATEK pursuant to which OAO Gazprom will provide services
related to arranging for the injection into and storage in
underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for gas injection and storage a maximum sum of 600 million
rubles, as well as services related to arranging for the off-taking from underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1.9 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the off-taking of gas a maximum sum of 40 million rubles.
			Management	For	For
12.39
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and a/s Latvijas
G ze pursuant to which OAO Gazprom will sell and a/s Latvijas G ze will purchase gas as follows: in an amount of not more than
600 million cubic meters for a maximum sum of 198 million euros in the second half of 2008 and in an amount of not more than 700 million cubic meters for a maximum sum of 231 million euros in the first half of 2009.
			Management	For	For
12.40
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and AB
Lietuvos Dujos pursuant to which OAO Gazprom will sell and AB
Lietuvos Dujos will purchase gas as follows: in an amount of not more than 800 million cubic meters for a maximum sum of 270
million euros in the second half of 2008 and in an amount of not more than 1 billion cubic meters for a maximum sum of 330 million euros in the first half of 2009.
			Management	For	For
12.41
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and UAB Kauno
termofikacijos elektrin pursuant to which OAO Gazprom will sell and UAB Kauno termofikacijos elektrin will purchase gas as
follows: in an amount of not more than 200 million cubic meters for a maximum sum of 32 million euros in the second half of 2008 and in an amount of not more than 250 million cubic meters for a maximum sum of 83 million euros in the first half of 2009.
			Management	For	For
12.42
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which OAO Gazprom will deliver
and MoldovaGaz S.A. will accept (off-take) in 2009 gas in an amount of not more than 3.3 billion cubic meters and will pay for gas a maximum sum of 594 million U.S. dollars.
			Management	For	For

12.43
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
MoldovaGaz S.A. pursuant to which in 2009 MoldovaGaz S.A. will provide services related to the transportation of gas in transit mode across the territory of the Republic of Moldova in an amount of not more than 22.3 billion cubic meters and OAO Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 55.6 million U.S. dollars.
			Management	For	For
12.44
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which KazRosGaz LLP will sell and
OAO Gazprom will purchase in 2009 gas in an amount of not
more than 1.1 billion cubic meters for a maximum sum of 110
million U.S. dollars.
			Management	For	For
12.45
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and
KazRosGaz LLP pursuant to which in 2009 OAO Gazprom will
provide services related to the transportation across the territory of the Russian Federation of gas owned by KazRosGaz LLP in an
amount of not more than 8.2 billion cubic meters and KazRosGaz
LLP will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 22.3 million U.S.
dollars.
			Management	For	For
12.46
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Beltransgaz pursuant to which OAO Gazprom will sell and OAO
Beltransgaz will purchase in 2009 gas in an amount of not more than 22.1 billion cubic meters for a maximum sum of 4.42 billion
U.S. dollars, as well as pursuant to which in 2009 OAO
Beltransgaz will provide services related to the transportation of gas in transit mode across the territory of the Republic of Belarus in an amount of not more than 14.5 billion cubic meters via the gas transportation system of OAO Beltransgaz and in an amount of not more than 32.8 billion cubic meters via the Byelorussian segment of Russias Yamal Europe gas pipeline and OAO
Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 500 million U.S.
dollars.
			Management	For	For
12.47
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazpromtrubinvest pursuant to which OAO Gazpromtrubinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 19 million rubles.
			Management	For	For

12.48
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Gazpromstroyinzhiniring pursuant to which ZAO
Gazpromstroyinzhiniring undertakes, using in-house and/or
outside personnel and resources, to perform in accordance with instructions from OAO Gazprom an aggregate of start-up and
commissioning work at OAO Gazproms facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009 to June 2009, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the result of such work and to pay for such work a
maximum sum of 100 million rubles.
			Management	For	For
12.49
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and ZAO
Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom s facilities, with the time periods for performance being from July 2008 to December 2008 and from January 2009
to June 2009, and to deliver the result of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the result of
such work and to pay for such work a maximum sum of 538
million rubles.
			Management	For	For
12.50
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
of loss or destruction of or damage to, including deformation of the original geometrical dimensions of the structures or individual elements of, machinery or equipment; linear portions,
technological equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines; property forming part of wells; natural gas held at the facilities of the Unified Gas
Supply System in the course of transportation or storage in
underground gas storage reservoirs (insured property), as well as in the event of incurrence of losses by OAO Gazprom as a result of an interruption in production operations due to destruction or loss of or damage to insured property (insured events), to make
			Management	For	For

payment of insurance compensation to OAO Gazprom or OAO
Gazproms subsidiaries to which the insured property has been leased (beneficiaries), up to the aggregate insurance amount of not more than 10 trillion rubles in respect of all insured events, and OAO Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 6 billion rubles, with each agreement having a term of 1 year.

12.51
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
that harm is caused to the life, health or property of other persons or to the environment as a result of an emergency or incident that occurs, amongst other things, because of a terrorist act at a hazardous industrial facility operated by OAO Gazprom (an
insured event), to make an insurance payment to the physical persons whose life, health or property has been harmed, to the legal entities whose property has been harmed or to the state, acting through those authorized agencies of executive power
whose jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the environment
(beneficiaries), and OAO Gazprom undertakes to pay an
insurance premium in a total maximum amount of 500 thousand
rubles, with each agreement having a term of 1 year.
			Management	For	For
12.52
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Vostokgazprom, OOO Gazkomplektimpeks, Gazprombank (Open
Joint Stock Company), OAO Gazpromregiongaz, OOO
Gazpromtrans, OAO Gazpromtrubinvest, ZAO Gaztelecom, OAO
Krasnodargazstroy, OAO Lazurnaya, OAO Promgaz, ZAO Stimul,
OAO Tsentrgaz, DOAO Tsentrenergogaz of OAO Gazprom, OOO
Gazprom Export, OAO VNIPIgazdobycha and OAO
Salavatnefteorgsintez (the Contractors) pursuant to which the
Contractors undertake to provide from August 29, 2008 to October
15, 2008 in accordance with instructions from OAO Gazprom the services of arranging for and proceeding with a stocktaking of the property, plant and equipment of OAO Gazprom that are to be
leased to the Contractors and OAO Gazprom undertakes to pay
for such services a maximum sum of 69.8 million rubles.
			Management	For	For
12.53
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Technical and economic assessment of the resource base of hydrocarbons by
the Republic of Abkhazia and development of proposals regarding the forms of cooperation between OAO Gazprom and the
Republic of Abkhazia in the areas of geological exploration work, production of hydrocarbons, supply of gas and gasification;
Adjustment of the General Scheme of Gas Supply and
Gasification for the Irkutskaya Region ; Development of a General
Scheme of Gas Supply and Gasification for the Republic of Altai ;
Preparation of certain sections of the Program for Developing the
			Management	For	For

Fuel and Energy Sector of the Irkutskaya Region through 2010-
2015 and over the Long Term through 2030 ; and Studies of the price elasticity of demand for natural gas in the regions of Eastern
Siberia and the Far East over the long term, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 156 million rubles.

12.54
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Arranging for and conducting the second phase of experimental work to
research the possibility of producing methane from coal beds in the first-priority areas in Kuzbass; Development of a program for comprehensive expansion of OAO Gazproms capabilities in the
area of developing small fields, low-pressure gas fields and coal bed methane resources for the period through 2030; and
Geological and economic evaluation of promising licensable areas in Eastern Siberia which would enable OAO Gazprom to create
new centers of gas production by 2030, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 381.1 million rubles.
			Management	For	For
12.55
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of ways to reduce the share of gas in the structure of regional fuel and energy balances using as example certain constituent entities of the Central Federal Circuit; Development of a version of the national standard GOST R ISO 13623-2009 Oil and Gas Industry
Pipeline Transportation Systems; Preparation of forecasts of production and consumption of energy resources of the Baltic
States for the period from 2007 to 2020; and Preparation of
recommendations regarding prompt adjustment of offtaking at the group of fields in the Nadym-Pur-Tazovskiy area in accordance with market requirements, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 51.7 million rubles.
			Management	For	For
12.56
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
			Management	For	For

subjects: Justification of investments in the construction of the
South Stream gas pipeline and Justification of investments in the creation of the Sakhalin Khabarovsk Vladivostok gas
transportation system, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 708 million rubles.

12.57
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a Concept for Improving Production Processes in Gas
Distribution Organizations; Development of a Concept for
Technological Advancement of Gas Distribution Systems;
Development of proposals designed to increase the operating
efficiency of gas distribution organizations; Development of a regulatory framework related to the operation of gas distribution systems; Creation of OAO Gazproms standards for drafting
environmental impact assessment and environmental protection sections and developing land rehabilitation projects and sanitary buffer zone layouts as part of project documentation for the construction of gas distribution facilities; and Development of a program for the reconstruction of water conditioning facilities of
OAO Gazproms heat supply systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to
accept the results of such work and to pay for such work a total maximum sum of 137 million rubles.
			Management	For	For
12.58
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of OAO Gazproms budgeting and regulatory framework related to the construction of oil and gas wells in a marine environment;
Development of recommendations regarding the rehabilitation of distribution networks on the basis of polymeric materials;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Schedule of Fees for Services Related to
Conduct of Technical Supervision over the Quality of Capital
Construction, Reconstruction and Workover of OAO Gazproms Oil
and Gas Facilities; Feasibility study regarding the establishment of a specialized subsidiary, Gazpromavtogaz, to operate natural gas vehicle refuelling compressor stations and sell gas as a motor fuel; and Development of a General Scheme of Gasification for
the Murmanskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 178.1 million rubles.
			Management	For	For
12.59
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to December 31, 2009, in
			Management	For	For

accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of a concept for the creation of high energy efficiency zones with the participation of OAO Gazprom; Development of a
methodological, regulatory and informational framework for energy conservation and efficient utilization of fuel and energy resources by OAO Gazprom and gas consumers; Preparation of guiding
documents regarding the use of new materials, equipment and
technologies in gas distribution systems; Creation of a system of comprehensive diagnostics of gas distribution systems for the industry; and Prospects for developing small-scale power
generation capacity on the basis of untapped hydrocarbon fields in the Southern Federal Circuit of the Russian Federation, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 134.2 million rubles.

12.60
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Promgaz pursuant to which OAO Promgaz undertakes to perform
during the period from July 1, 2008 to November 30, 2010, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Preparation of a regulation on OAO Gazproms hydrocarbon field development
management system; Review of implementation, and adjustment, of the Programs of Reconstruction of Heat Supply Systems of
OAO Gazprom (boiler equipment, heat supply networks and
instrumentation); and Development and improvement of standards for gas-burner devices and gas-using equipment, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 35.7 million rubles.
			Management	For	For
12.61
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the arrangement of deliveries of natural gas from the Sakhalin Island to the Primorskiy Province of the Russian Federation and the
Republic of Korea; An investment proposal regarding the creation of gas transportation facilities for delivering gas to European markets along the southern route; Technical and economic
analysis of various options for the siting of an LNG plant for supplying the Atlantic Basin market; Technical and economic
considerations regarding deliveries of Russian gas to Israel,
Cyprus and the Palestinian Territories; and Technical and
economic estimates for various options of gas deliveries to the
Kaliningradskaya Region, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 88.7 million rubles.
			Management	For	For
12.62
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: An investment proposal regarding the development of
OAO Gazproms production capabilities in Eastern Siberia and the
Far East; An investment proposal regarding the construction of
LNG plants for supplying liquefied gas to the Atlantic Basin market; and Justification of investments in the creation of a gas transportation system for the Kovyktinskoye field, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 330 million rubles.
			Management	For	For

12.63
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprospetsgaz pursuant to which OAO Giprospetsgaz undertakes to perform during the period from July 1, 2008 to December 30,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Customization of the ISO 13628 standard of the International
Organization for Standardization, Design and operation of subsea production systems - Part 1: General requirements and
recommendations and Development of a data base and electronic information archive regarding the matters of LNG/CNG
transportation by sea, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 10.6 million rubles.
			Management	For	For
12.64
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2008, in accordance with instructions from OAO Gazprom, pre-
investment studies for OAO Gazprom covering the following
subjects: Technical and economic considerations regarding the creation of an organizational scheme for commercially-based
accounting for liquid hydrocarbons by OAO Gazprom; An
investment proposal regarding the construction of auxiliary electric power stations at facilities of OOO Gazprom Transgaz
Yekaterinburg; and An investment proposal regarding the
construction of auxiliary electric power stations at facilities of OOO
Gazprom Transgaz Samara, and to deliver the results of such
work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 14.3 million rubles.
			Management	For	For
12.65
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom, pre-
			Management	For	For

investment studies for OAO Gazprom covering the following
subjects: Justification of investments in the reconstruction of the
Nizhnyaya Tura Center gas pipeline system and An investment
proposal regarding the creation of an automated power supply control system at OOO Gazprom Dobycha Astrakhan, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 112.3 million rubles.

12.66
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 31,
2009, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subjects:
Development of a concept and a program for building up a unified body of regulatory documents related to the design, development and implementation of automated systems for controlling
production and technological complexes at OAO Gazproms
facilities; Development of OAO Gazproms corporate standard
(STO Gazprom) entitled Rules for frequency and coverage
planning. Determination of frequency range for implementing OAO
Gazproms digital network of mobile communications;
Development of model designs of communications systems for the period of construction of gas production, transportation,
processing and storage facilities; and Development of a concept for expanding OAO Gazproms communications network for the
period through 2020, and to deliver the results of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the
results of such work and to pay for such work a total maximum sum of 41.2 million rubles.
			Management	For	For
12.67
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Giprogaztsentr pursuant to which OAO Giprogaztsentr undertakes to perform during the period from July 1, 2008 to December 30,
2010, in accordance with instructions from OAO Gazprom,
research work for OAO Gazprom covering the following subject:
Development of a set of standards defining technical requirements with respect to OAO Gazproms communications systems and
networks, and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 81.3 million rubles.
			Management	For	For
12.68
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subjects: Justification of investments in the development of Neocomian and Jurassic deposits of the Kharasaveiskoye and
Bovanenkovskoye fields and the transportation of liquid
hydrocarbons from Yamal Peninsula fields; Technical and
economic analysis of various options for the utilization of marginal wells at the Kanchurinsko-Musinskiy underground gas storage
			Management	For	For

complex coupled with the development of an engineering project of cyclic operation; and Justification of investments in the construction of a system of vertical drainage of water from the dome of underflooding at the Astrakhan Gas Refinery, and to
deliver the results of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 650 million rubles.

12.69
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from January 1, 2009 to
December 31, 2010, in accordance with instructions from OAO
Gazprom, pre-investment studies for OAO Gazprom covering the following subject: Justification of investments in the development of the Chayandinskoye field and the transportation of gas, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 413 million rubles.
			Management	For	For
12.70
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
VNIPIgazdobycha pursuant to which OAO VNIPIgazdobycha
undertakes to perform during the period from July 1, 2008 to
December 31, 2009, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of efficient process control systems and of an organizational structure for the Bovanenkovskoye gas
production enterprise based on the minimal manning;
Development of OAO Gazproms corporate standard (STO
Gazprom) entitled Model technical requirements with respect to process equipment for gas production facilities; and Development of OAO Gazproms corporate standard (STO Gazprom) entitled
Standard costs of decommissioning operations and methods for funding a decommissioning reserve for field development facilities upon completion of production, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 85.4 million rubles.
			Management	For	For
12.71
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, pre-investment studies for OAO
Gazprom covering the following subject: Adjustment of the
justification of investments in the project for export deliveries of liquid sulfur by OOO Gazprom Dobycha Astrakhan through the
port of Novorossiysk, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 30 million rubles.
			Management	For	For
12.72
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2009, in accordance with
instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of engineering
solutions for protecting areal sites at points of intersection of multiple-line trunk gas pipelines; Development of a methodology for comprehensive assessment of economic efficiency of
information protection at OAO Gazprom and its subsidiaries and organizations; Development of OAO Gazproms corporate
standard (STO Gazprom) for terms and definitions in the field of protection of facilities by means of security engineering equipment and anti-terrorist protection systems; Development of itemized guides to aggregated construction cost components for estimating the cost of construction of OAO Gazproms facilities at the concept design stage; and Development of an itemized guide to per-unit capital expenditure ratios in the construction of OAO Gazproms facilities for use at the concept design stage, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 46.8 million rubles.
			Management	For	For

12.73
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and DOAO
Gazproektinzhiniring pursuant to which DOAO
Gazproektinzhiniring undertakes to perform during the period from
July 1, 2008 to December 31, 2010, in accordance with
instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Analysis of the results of application, and development of proposals regarding modification, of OAO Gazproms set of corporate standards (STO Gazprom)
with respect to security engineering equipment and anti-terrorist protection systems and Development of standards for outfitting
OAO Gazproms facilities with security engineering equipment and anti-terrorist protection systems, and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept
the results of such work and to pay for such work a total maximum sum of 12.3 million rubles.
			Management	For	For
12.74
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2008, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subjects: Development of a
concept for improving metrological support for technological processes at facilities involved in the production, processing, transportation and underground storage of gas and delivery
thereof to consumers; Development of OAO Gazproms corporate
recommendations (R Gazprom) entitled Methodology for
determining gas flow rates and parameters thereof during
nonstationary processes in gas pipelines; Development of OAO
Gazproms corporate standard (STO Gazprom) entitled Thermal
insulation of metering pipelines in gas metering stations; and
			Management	For	For

Development of a concept for counteracting technological
terrorism at OAO Gazprom and its subsidiary companies and
organizations and of the structure of a system of documents for regulating the aforementioned sphere of activities, and to deliver the results of such work to OAO Gazprom and OAO Gazprom
undertakes to accept the results of such work and to pay for such work a total maximum sum of 15.6 million rubles.

12.75
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to January 31, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of an
experimental prototype of a software and hardware solution for cryptographic protection of information exchanged by pipeline telematic systems and shopfloor systems of automated process control systems at a line control station of a trunk gas pipeline, and to deliver the result of such work to OAO Gazprom and OAO
Gazprom undertakes to accept the result of such work and to pay for such work a total maximum sum of 9.5 million rubles.
			Management	For	For
12.76
Approve, in accordance with Chapter XI of the Federal Law On
Joint Stock Companies and Chapter IX of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business: Agreements between OAO Gazprom and OAO
Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from July 1, 2008 to November 30, 2009, in accordance with instructions from OAO Gazprom, research work for OAO
Gazprom covering the following subject: Development of key
regulations in the field of automation, telematics, and automated process control systems used in gas production, transportation and underground storage, and to deliver the result of such work to
OAO Gazprom and OAO Gazprom undertakes to accept the result
of such work and to pay for such work a total maximum sum of 6.8 million rubles.
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	177640	0	12-Jun-2008	12-Jun-2008
GAZPROM O A O
Security	368287207		Meeting Type	Annual General Meeting
Ticker Symbol	OGZD_LI		Meeting Date	27-Jun-2008
ISIN	US3682872078		Agenda	701616736 - Management
Item	Proposal		Type	Vote	For/Against Management

Please note that because of the size of the agenda (118
resolutions) for the G-azprom OAO meeting. The agenda has
been broken up among two individual meeting-s. The meeting Ids and how the resolutions have been broken out are as follows-:
meeting Ids 486153 (resolutions 1 thru 12.76) and meeting ID
486252 (resolut-ions 13.1 thru 14.12). In order to vote on the complete agenda of this meeting-you must vote on both meetings.
Non-Voting

Please note that resolutions 13.1 - 13.19 involve cumulative voting. Under cum-ulative voting, since 11 director seats are up for election, you are entitled-to cast 11 votes for every share you own.
You can cast your votes for any one-or more nominees. You do not need to distribute your votes among all candidate-s. The sum of the votes distributed among the candidates cannot exceed the num-ber of ADRs multiplied by 11 or the holder's instruction on this item may be r-endered null and void. Please contact your client service representative for m-ore information on the
cumulative voting process.
Non-Voting
13.1	Elect AKIMOV ANDREI IGORIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.2	Elect ANANENKOV ALEXANDER GEORGIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.3	Elect BERGMANN BURCKHARD to the Board of Directors of OAO Gazprom.		Management	For	For
13.4	Elect GAZIZULLIN FARIT RAFIKOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.5	Elect DEMENTIEV ANDREI VLADIMIROVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.6	Elect ZUBKOV VIKTOR ALEKSEEVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.7	Elect KARPEL ELENA EVGENIEVNA to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.8	Elect MEDVEDEV YURIY MITROFANOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.9	Elect MILLER ALEXEY BORISOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.10	Elect NABIULLINA ELVIRA SAKHIPZADOVNA to the Board of Directors of OAO Gazprom.		Management	For	For
13.11	Elect NIKOLAEV VIKTOR VASILIEVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.12	Elect POTYOMKIN ALEXANDER IVANOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.13	Elect SEREDA MIKHAIL LEONIDOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.14	Elect FEDOROV BORIS GRIGORIEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.15	Elect FORESMAN ROBERT MARK to the Board of Directors of OAO Gazprom.		Management	For	For
13.16	Elect KHRISTENKO VIKTOR BORISOVICH to the Board of Directors of OAO Gazprom.		Management	For	For
13.17	Elect SHOKHIN ALEXANDER NIKOLAEVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against
13.18	Elect YUSUFOV IGOR KHANUKOVICH to the Board of Directors of OAO Gazprom.		Management	Against	Against

13.19	Elect YASIN EVGENIY GRIGORIEVICH to the Board of Directors of OAO Gazprom.		Management	For	For

Please note that for resolutions 14.1 -14.12 you may vote FOR; no more than 9-of the 12 candidates. In case you vote for more than
9 candidates, the ballot-in respect to this agenda item will be considered invalid.
Non-Voting
14.1	Elect ARKHIPOV DMITRY ALEXANDROVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.2	Elect ASKINADZE DENIS ARKADIEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.3	Elect BIKULOV VADIM KASYMOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.4	Elect ISHUTIN RAFAEL VLADIMIROVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.5	Elect KOBZEV ANDREY NIKOLAEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.6	Elect LOBANOVA NINA VLADISLAVOVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.7	Elect LOGUNOV DMITRY SERGEEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.8	Elect MIKHAILOVA SVETLANA SERGEEVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.9	Elect NOSOV YURY STANISLAVOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.10	Elect OSELEDKO VIKTORIYA VLADIMIROVNA to the Audit Commission of OAO Gazprom.		Management	For	For
14.11	Elect FOMIN ANDREY SERGEEVICH to the Audit Commission of OAO Gazprom.		Management	For	For
14.12	Elect SHUBIN YURY IVANOVICH to the Audit Commission of OAO Gazprom.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	177640	0	13-Jun-2008	13-Jun-2008

SAVINGS BK RUSSIAN FEDN SBERBANK
Security	X76318108		Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	27-Jun-2008
ISIN	RU0009029540		Agenda	701645977 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 466935 DUE TO RECEIPT OF S-UPERVISOR'S NAME. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARD-ED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
			Non-Voting	Against	Against
1.	Approve the annual report as of FY 2007		Management	Against	Against
2.	Approve the annual accounting report as of FY 2007		Management	Against	Against
3.	Approve the distribution of profit and losses, dividend payments as of 2007 FY		Management	Against	Against
4.	Approve the Auditor for 2008 FY		Management	Against	Against

PLEASE NOTE THAT ALTHOUGH THERE ARE 20
CANDIDATES TO BE ELECTED AS SUPERVISORY-BOARD
MEMBERS, THERE ARE ONLY 17 VACANCIES AVAILABLE TO
BE FILLED AT THE MEET-ING. THE STANDING
INSTRUCTIONS FOR THIS MEETING WILL BE DISABLED AND,
IF YOU C-HOOSE, YOU ARE REQUIRED TO VOTE FOR ONLY
17 OF THE 20 SUPERVISORY BOARD MEMBER-S. THANK
YOU.
			Non-Voting	Against	Against
5.1	Elect Mr. Sergey Ignatiev as a Chairman, Bank of Russia		Management	Against	Against
5.2	Elect Mr. Alexey Ulyukaev as a First Deputy Chairman, Bank of Russia		Management	Against	Against
5.3	Elect Mr. Georgy Luntovsky as a First Deputy Chairman, Bank of Russia		Management	Against	Against
5.4	Elect Mr. Valery Tkachenko as a Chief Auditor, Central Bank of Russia		Management	Against	Against
5.5	Elect Mr. Nadezhda Ivanova as a Director of General Economic Department, Bank of Russia		Management	Against	Against
5.6	Elect Mr. Sergei Shvetsov as a Director of Market Operations Department, Bank of Russia		Management	Against	Against
5.7	Elect Mr. Konstantin Shor as a Head of the Moscow Main Territorial Branch, Bank of Russia		Management	Against	Against
5.8	Elect Mr. Arkady Dvorkovich as a Head of Expert Department, Presidential Administration of the Russian Federation		Management	Against	Against
5.9	Elect Mr. Alexei Kudrin as a Deputy Prime Minister of the Russian Federation – Minister of Finance of the Russian Federation		Management	Against	Against
5.10	Elect Mr. Elvira Nabiullina as a Minister of the Economic Development and Trade of the Russian Federation		Management	Against	Against
5.11	Elect Mr. Anton Drozdov as a Director of Economy and Finance Department, Government of the Russian Federation		Management	Against	Against
5.12	Elect Mr. Alexei Savatyugin as a Director of Finance Policy Department, Ministry of Finance of the Russian Federation		Management	Against	Against
5.13	Elect Mr. Herman Gref as a Chairman of the Board and CEO, Sberbank		Management	Against	Against
5.14	Elect Mr. Bella Zlatkis as a Deputy Chairman of the Board, Sberbank		Management	Against	Against
5.15	Elect Mr. Sergei Guriev as a Rector of the Russian Economic School, Professor		Management	Against	Against
5.16	Elect Mr. Anton Danilov-Danilian as a Chief Analyst, Oboronprom		Management	Against	Against
5.17	Elect Mr. Mikhail Dmitriev as a President, Center for Strategic Developments Foundation		Management	Against	Against

5.18	Elect Mr. Vladimir Mau as a Rector of the Academy of National Economy under the Russian Government, Professor		Management	Against	Against
5.19	Elect Mr. Boris Fyodorov as a Doctor of Sciences, Economics		Management	Against	Against
5.20	Elect Mr. Rajat Kumar Gupta as a Senior Partner Emeritus, McKinsey & Company		Management	Against	Against
6.	Elect the Audit Commission		Management	Against	Against
7.	Approve to introduce the amendments and addenda into the Charter of the Company		Management	Against	Against
8.	Approve the remuneration and compensation to be paid to the Members of the Supervisory Board and Audit Commission		Management	Against	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB3	50P	865000	0

WIMM BILL DANN FOODS
Security	97263M109		Meeting Type	Consent
Ticker Symbol	WBD		Meeting Date	27-Jun-2008
ISIN	US97263M1099		Agenda	932923483 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF WBD FOODS OJSC ANNUAL REPORT: BE IT RESOLVED THAT WBD FOODS OJSC ANNUAL REPORT, PREPARED ON THE BASIS OF ACCOUNTING DATA ACCORDING TO RUSSIAN STANDARDS FOR Y2007, BE APPROVED.		Management	For	For
02
APPROVAL OF THE ANNUAL FINANCIAL STATEMENTS,
INCLUDING THE INCOME STATEMENT, (PROFIT AND LOSS
ACCOUNTS) OF WBD FOODS OJSC: BE IT RESOLVED THAT
THE Y2007 ANNUAL FINANCIAL STATEMENTS, INCLUDING
THE INCOME STATEMENT (PROFIT AND LOSS ACCOUNTS)
OF WBD FOODS OJSC, BE APPROVED.
			Management	For	For
03
ALLOCATION OF THE PROFIT (INCLUDING
PAYMENT/DECLARATION OF DIVIDENDS) AND LOSSES OF
WBD FOODS OJSC: THE PART OF NET PROFIT REFLECTED
IN Y2007 FINANCIAL STATEMENTS IN ACCORDANCE WITH
RUSSIAN STANDARDS, IN THE AMOUNT OF 9 897 017 RUR
16 KOP. BE TRANSFERRED TO THE RESERVE FUND. THE
REST OF THE NET PROFIT IN THE AMOUNT OF 967 589 417
RUR 82 KOP. BE UNALLOCATED. NOT TO DECLARE
PAYMENT OF DIVIDENDS.
			Management	For	For
04	APPROVAL OF ERNST & YOUNG LLC AS WBD FOODS OJSC AUDITOR FOR 2008.		Management	For	For
06	APPROVAL OF CHANGE OF THE AMOUNT OF THE BOARD OF DIRECTOR MEMBER COMPENSATION.		Management	For	For
7A	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: GAVRILENKO, LESYA MIKHAILOVNA		Management	For	For
7B	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: DAVIDIUK, ALEXANDER ANATOLIEVICH		Management	For	For
7C	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: DZHEMELINSKAYA, VICTORIA VALERIEVNA		Management	For	For
7D	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: IESHKINA, IRINA NIKOLAEVNA		Management	For	For
7E	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: NAZAROVA, TATIANA ANATOLIEVNA		Management	For	For
7F	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: KOZLOVA, ELENA ALEKSEEVNA		Management	For	For
7G	ELECTION OF THE MEMBER OF WBD FOODS OJSC AUDITING COMMISSION: POPOV, ALEXANDER DMITRIEVICH		Management	For	For
08	APPROVAL OF THE COMPANY'S AMENDED CHARTER.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	16963	0	18-Jun-2008	18-Jun-2008

WIMM BILL DANN FOODS
Security	97263M109		Meeting Type	Annual
Ticker Symbol	WBD		Meeting Date	27-Jun-2008
ISIN	US97263M1099		Agenda	932929586 - Management
Item	Proposal		Type	Vote	For/Against Management
01
"PLEASE NOTE: CUMULATIVE VOTING IS MANDATORY FOR
THE ELECTION OF DIRECTORS FOR THIS MEETING. ANY
VOTING DONE ON THIS AGENDA IS FOR RECORD KEEPING
PURPOSES ONLY. IN ORDER FOR YOUR CUMULATIVE VOTE
ON DIRECTORS TO BE COUNTED YOU MUST RETURN THE
APPROPRIATE PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE. NO VOTING WILL BE ACCEPTED FROM
THIS AGENDA"
			Management	For	For
5A
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: DE SELLIERS, GUY "YOU MUST RETURN
THE PHYSICAL PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE IN ORDER FOR YOUR VOTE TO BE
COUNTED. THIS AGENDA IS ONLY FOR RECORD KEEPING
PURPOSES."
			Management	For	For
5B
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: DUBININ, MIKHAIL VLADIMIROVICH "YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	For	For
5C
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: O'NEIL, MICHAEL "YOU MUST RETURN THE
PHYSICAL PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE IN ORDER FOR YOUR VOTE TO BE
COUNTED. THIS AGENDA IS ONLY FOR RECORD KEEPING
PURPOSES."
			Management	For	For
5D
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: ORLOV, ALEKSANDR SERGEEVICH "YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	For	For
5E
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: PLASTININ, SERGEI ARKADIEVICH "YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	For	For
5F
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: YUSHVAEV, GAVRIL ABRAMOVICH "YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	For	For
5G
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: IAKOBACHVILI, DAVID "YOU MUST RETURN
THE PHYSICAL PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE IN ORDER FOR YOUR VOTE TO BE
COUNTED. THIS AGENDA IS ONLY FOR RECORD KEEPING
PURPOSES."
			Management	For	For
5H
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: YASSIN, EVGENY GRIGORIEVICH "YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	For	For

5I
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: RHODES, MARCUS J. "YOU MUST RETURN
THE PHYSICAL PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE IN ORDER FOR YOUR VOTE TO BE
COUNTED. THIS AGENDA IS ONLY FOR RECORD KEEPING
PURPOSES."
			Management	For	For
5J
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: KOSTIKOV, IGOR VLADIMIROVICH "YOU
MUST RETURN THE PHYSICAL PROXY CARD TO YOUR
CLIENT SERVICE REPRESENTATIVE IN ORDER FOR YOUR
VOTE TO BE COUNTED. THIS AGENDA IS ONLY FOR
RECORD KEEPING PURPOSES."
			Management	For	For
5K
ELECTION OF THE MEMBER OF WBD FOODS OJSC BOARD
OF DIRECTORS: VINCENT, JACQUES "YOU MUST RETURN
THE PHYSICAL PROXY CARD TO YOUR CLIENT SERVICE
REPRESENTATIVE IN ORDER FOR YOUR VOTE TO BE
COUNTED. THIS AGENDA IS ONLY FOR RECORD KEEPING
PURPOSES."
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
9974IB3	837	16963	0

TEVA PHARMACEUTICAL INDUSTRIES LIMITED
Security	881624209	Meeting Type	Annual
Ticker Symbol	TEVA	Meeting Date	29-Jun-2008
ISIN	US8816242098	Agenda	932918836 - Management
Item	Proposal	Type	Vote	For/Against Management
01	TO RECEIVE AND DISCUSS THE COMPANY'S CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENTS OF INCOME FOR THE YEAR THEN ENDED.	Management	For	For
02	APPROVE BOARDS' RECOMMENDATION THAT CASH DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2007, WHICH WAS PAID IN FOUR INSTALLMENTS AND AGGREGATED NIS 1.60 PER ORDINARY SHARE, BE DECLARED FINAL.	Management	For	For
3A	TO ELECT ELI HURVITZ AS A DIRECTOR FOR A THREE-YEAR TERM	Management	For	For
3B	TO ELECT RUTH CHESHIN AS A DIRECTOR FOR A THREE- YEAR TERM.	Management	For	For
3C	TO ELECT HAROLD SNYDER AS A DIRECTOR FOR A THREE- YEAR TERM.	Management	For	For
3D	TO ELECT JOSEPH (YOSI) NITZANI AS DIRECTOR FOR THREE-YEAR TERM.	Management	For	For
3E	TO ELECT ORY SLONIM AS A DIRECTOR FOR A THREE- YEAR TERM.	Management	For	For
04	TO APPOINT DR. LEORA (RUBIN) MERIDOR AS A STATUTORY INDEPENDENT DIRECTOR FOR AN ADDITIONAL TERM OF THREE YEARS.	Management	For	For
05	APPROVE PURCHASE OF LIABILITY INSURANCE FOR DIRECTORS, OFFICERS OF THE COMPANY AND ITS SUBSIDIARIES.	Management	For	For
06	TO APPROVE AN INCREASE IN THE PER MEETING CASH REMUNERATION PAID TO THE DIRECTORS TO NIS 7,226 AND IN CERTAIN CASES, NIS 10,839.	Management	For	For
07	APPROVE 2008 EMPLOYEE STOCK PURCHASE PLAN FOR U.S. EMPLOYEES.	Management	For	For
08	TO APPROVE KESSELMAN & KESSELMAN, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND TO DETERMINE THEIR COMPENSATION.	Management	For	For

Sorted by Company Name.
In All Markets, for all voted ballots, for Harding Loevner International Small Companies Portfolio.
Show all notes.
Show vote results.

Askul Corporation
Meeting Date/Type	08/08/07 AGM	Security	JP3119920001	Meeting Status	Voted	Shares	800	Shares Voted	800
Record Date	5/20/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 11, Special JY 5	Mgmt	For	For		0	0	0	0
2	Amend Articles To: Amend Business Lines	Mgmt	For	For		0	0	0	0
3.1	Elect Director	Mgmt	For	For		0	0	0	0
3.2	Elect Director	Mgmt	For	For		0	0	0	0
3.3	Elect Director	Mgmt	For	For		0	0	0	0
3.4	Elect Director	Mgmt	For	For		0	0	0	0
3.5	Elect Director	Mgmt	For	For		0	0	0	0
3.6	Elect Director	Mgmt	For	For		0	0	0	0
4.1	Appoint Internal Statutory Auditor	Mgmt	For	For		0	0	0	0
4.2	Appoint Internal Statutory Auditor	Mgmt	For	For		0	0	0	0
5	Appoint Alternate Internal Statutory Auditor	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		800		800
	Total:		800		800

Bendigo Bank Ltd
Meeting Date/Type	10/29/07 AGM	Security	AU000000BEN6	Meeting Status	Voted	Shares	4,300	Shares Voted	4,300
Record Date	10/27/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Receive Financial Statements and Statutory Reports for the Financial Year Ended June 30, 2007					0	0	0	0
2	Approve Remuneration Report for the Financial Year Ended June 30, 2007	Mgmt	For	For		0	0	0	0
3	Elect R. Johanson as Director	Mgmt	For	For		0	0	0	0
4	Elect T. O'Dwyer as Director	Mgmt	For	For		0	0	0	0
5	Elect N. Axelby as Director	Mgmt	For	For		0	0	0	0
6	Amend Constitution Re: Board Composition	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		4,300		4,300
	Total:		4,300		4,300

Bijou Brigitte Modische Accessoires AG
Meeting Date/Type	07/18/07 AGM	Security	DE0005229504	Meeting Status	Voted	Shares	99	Shares Voted	99
Record Date	6/27/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Receive Financial Statements and Statutory Reports for Fiscal 2006					0	0	0	0
2	Approve Allocation of Income and Dividends of EUR 6.50 per Share	Mgmt	For	For		0	0	0	0
3	Approve Discharge of Management Board for Fiscal 2006	Mgmt	For	For		0	0	0	0
4	Approve Discharge of Supervisory Board for Fiscal 2006	Mgmt	For	For		0	0	0	0
5	Authorize Share Repurchase Program and Reissuance or Cancellation of Repurchased Shares	Mgmt	For	For		0	0	0	0
6	Ratify Deloitte & Touche GmbH as Auditors for Fiscal 2007	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		99		99
	Total:		99		99

Chen Hsong Holdings Ltd.
Meeting Date/Type	08/23/07 AGM	Security	BMG208741063	Meeting Status	Voted	Shares	30,000	Shares Voted	30,000
Record Date	8/17/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of HK$0.16 Per Share	Mgmt	For	For		0	0	0	0
3a	Reelect Johnson Chin Kwang Tan as Director	Mgmt	For	For		0	0	0	0
3b	Reelect Anish Lalvani as Director	Mgmt	For	For		0	0	0	0
3c	Approve Directors' Fees for the Year Ending March 31, 2008 at an Aggregate Sum Not Exceeding HK$900,000	Mgmt	For	For		0	0	0	0
4	Reappoint Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
5	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0
6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	Exceeds 10% max share issuance w/o preemptive rights (HLM policy)
7	Authorize Reissuance of Repurchased Shares	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		30,000		30,000
	Total:		30,000		30,000

Coates Hire Ltd
Meeting Date/Type	11/09/07 AGM	Security	AU000000COA0	Meeting Status	Voted	Shares	4,645	Shares Voted	4,645
Record Date	11/7/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Remuneration Report for the Financial Year Ended June 30, 2007	Mgmt	For	For		0	0	0	0
2	Elect Trevor Bourne as Director	Mgmt	For	For		0	0	0	0
3	Elect G.F. O'Brien as Director	Mgmt	For	For		0	0	0	0
4	Approve Increase in Non-Executive Directors' Remuneration by A$200,000 Per Year to A$800,000 Per Year	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		4,645		4,645
	Total:		4,645		4,645

Corin Group Plc
Meeting Date/Type	08/16/07 AGM	Security	GB0031526527	Meeting Status	Voted	Shares	2,947	Shares Voted	2,947
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Remuneration Report	Mgmt	For	For		0	0	0	0
3	Approve Final Dividend of 0.9 Pence Per Ordinary Share	Mgmt	For	For		0	0	0	0
4	Re-elect Simon Hartley as Director	Mgmt	For	For		0	0	0	0
5	Elect David Young as Director	Mgmt	For	For		0	0	0	0
6	Reappoint BDO Stoy Hayward LLP as Auditors and Authorise the Board to Determine Their Remuneration	Mgmt	For	For		0	0	0	0
7	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 341,748	Mgmt	For	For		0	0	0	0
8	Subject to the Passing of Resolution 7, Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 51,262.20	Mgmt	For	For		0	0	0	0
User Notes:	Approx. 5% of shares outstanding

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		2,947		2,947
	Total:		2,947		2,947

GOODPACK LIMITED
Meeting Date/Type	10/31/07 EGM	Security	SG1I78884307	Meeting Status	Voted	Shares	48,000	Shares Voted	48,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Special Business					0	0	0	0
1	Amend Memorandum and Articles of Association	Mgmt	For	Against		0	0	0	0
User Notes:	Details of proposed amendmants to articles were not made available in timely manner
	Ordinary Business					0	0	0	0
2	Authorize Share Repurchase Program	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		48,000		48,000
	Total:		48,000		48,000

GOODPACK LIMITED
Meeting Date/Type	10/31/07 AGM	Security	SG1I78884307	Meeting Status	Voted	Shares	48,000	Shares Voted	48,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Adopt Financial Statements and Directors' and Auditors' Reports	Mgmt	For	For		0	0	0	0
2	Declare Final Dividend of SGD 0.02 Per Share	Mgmt	For	For		0	0	0	0
3	Declare Special Dividend of SGD 0.01 Per Share	Mgmt	For	For		0	0	0	0
4	Reelect Liew Yew Pin as Director	Mgmt	For	For		0	0	0	0
5	Reelect Tan Bien Chuan as Director	Mgmt	For	For		0	0	0	0
6	Reelect Chen Lai Fong Tracy as Director	Mgmt	For	Against		0	0	0	0
User Notes:	We believe a director in charge of remuneration should not remain in place so long
7	Approve Directors' Fees of SGD 105,000 for the Financial Year Ended June 30, 2007 (2006: SGD 38,667)	Mgmt	For	For		0	0	0	0
8	Reappoint Deloitte & Touche as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
9	Approve Issuance of Shares without Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	20% issuance on non-pro-rata basis is excessive dilution without say
10	Approve Issuance of Shares and Grant of Options Pursuant to the Goodpack Performance Share Option Scheme	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		48,000		48,000
	Total:		48,000		48,000

Hamworthy Plc
Meeting Date/Type	07/23/07 AGM	Security	GB00B01VFV79	Meeting Status	Voted	Shares	2,530	Shares Voted	2,530
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Remuneration Report	Mgmt	For	For		0	0	0	0
3	Approve Final Dividend of 4.6 Pence Per Ordinary Share	Mgmt	For	For		0	0	0	0
4	Re-elect James Wilding as Director	Mgmt	For	For		0	0	0	0
5	Re-elect Gordon Page as Director	Mgmt	For	For		0	0	0	0
6	Re-elect Alan Frost as Director	Mgmt	For	For		0	0	0	0
7	Reappoint PricewaterhouseCoopers LLP as Auditors and Authorise the Board to Determine Their Remuneration	Mgmt	For	For		0	0	0	0
8	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 719,000	Mgmt	For	For		0	0	0	0
9	Subject to the Passing of Resolution 8, Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 107,850	Mgmt	For	For		0	0	0	0
10	Authorise 2,157,000 Ordinary Shares for Market Purchase	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		2,530		2,530
	Total:		2,530		2,530

MNRB Holdings Bhd (Formerly Malaysian National Reinsurance)
Meeting Date/Type	07/30/07 AGM	Security	MYL6459OO001	Meeting Status	Voted	Shares	14,000	Shares Voted	14,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports for the Financial Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of 26 Percent Less 27 Percent Tax for the Financial Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
3	Elect Syed Ariff Fadzillah bin Syed Awalluddin as Director	Mgmt	For	For		0	0	0	0
4	Elect Haji Yusoff bin Yaacob as Director	Mgmt	For	For		0	0	0	0
5	Elect Haji Mohd Khalil bin Dato' Haji Mohd Noor as Director	Mgmt	For	For		0	0	0	0
6	Elect Haji Megat Dziauddin bin Megat Mahmud as Director	Mgmt	For	For		0	0	0	0
7	Approve Remuneration of Directors in the Amount of MYR 923,350 for the Financial Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
8	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
9	Approve Issuance of Shares Under the Employees Share Option Scheme	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		14,000		14,000
	Total:		14,000		14,000

Nagaileben Co., Ltd.
Meeting Date/Type	11/22/07 AGM	Security	JP3647000003	Meeting Status	Voted	Shares	800	Shares Voted	800
Record Date	8/31/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Allocation of Income, Including the Following Dividends: Interim JY 0, Final JY 60, Special JY 0	Mgmt	For	For		0	0	0	0
2.1	Appoint Internal Statutory Auditor	Mgmt	For	For		0	0	0	0
2.2	Appoint Internal Statutory Auditor	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		800		800
	Total:		800		800

PASONA INC
Meeting Date/Type	08/22/07 AGM	Security	JP3781460005	Meeting Status	Voted	Shares	10	Shares Voted	10
Record Date	5/31/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Approve Formation of Holding Company	Mgmt	For	For		0	0	0	0
2.1	Elect Director	Mgmt	For	For		0	0	0	0
2.2	Elect Director	Mgmt	For	For		0	0	0	0
2.3	Elect Director	Mgmt	For	For		0	0	0	0
2.4	Elect Director	Mgmt	For	For		0	0	0	0
2.5	Elect Director	Mgmt	For	For		0	0	0	0
2.6	Elect Director	Mgmt	For	For		0	0	0	0
2.7	Elect Director	Mgmt	For	For		0	0	0	0
2.8	Elect Director	Mgmt	For	For		0	0	0	0
2.9	Elect Director	Mgmt	For	For		0	0	0	0
2.10	Elect Director	Mgmt	For	For		0	0	0	0
3	Appoint Internal Statutory Auditor	Mgmt	For	For		0	0	0	0
4	Appoint Alternate Internal Statutory Auditor	Mgmt	For	For		0	0	0	0
5	Appoint External Audit Firm	Mgmt	For	For		0	0	0	0
6	Approve Retirement Bonuses for Directors and Statutory Auditor	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		10		10
	Total:		10		10

PayPoint Plc
Meeting Date/Type	07/04/07 AGM	Security	GB00B02QND93	Meeting Status	Voted	Shares	2,969	Shares Voted	2,969
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Remuneration Report	Mgmt	For	For		0	0	0	0
3	Approve Final Dividend of 9.1 Pence Per Ordinary Share	Mgmt	For	For		0	0	0	0
4	Re-elect Kenneth Minton as Director	Mgmt	For	For		0	0	0	0
5	Re-elect Andrew Robb as Director	Mgmt	For	For		0	0	0	0
6	Reappoint Deloitte & Touche LLP as Auditors and Authorise the Board to Determine Their Remuneration	Mgmt	For	For		0	0	0	0
7	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 75,123	Mgmt	For	For		0	0	0	0
8	Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 11,268	Mgmt	For	For		0	0	0	0
9	Authorise up to 14.99 Percent Ordinary Shares for Market Purchase	Mgmt	For	For		0	0	0	0
10	Authorise the Company to Communicate with Shareholders by Making Documents and Information Available on a Website	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		2,969		2,969
	Total:		2,969		2,969

Robert Wiseman Dairies plc
Meeting Date/Type	07/04/07 AGM	Security	GB0007442014	Meeting Status	Voted	Shares	3,043	Shares Voted	3,043
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Remuneration Report	Mgmt	For	For		0	0	0	0
3	Approve Final Dividend of 9 Pence Per Ordinary Share	Mgmt	For	For		0	0	0	0
4	Re-elect Robert Wiseman as Director	Mgmt	For	For		0	0	0	0
5	Re-elect Andrew Dare as Director	Mgmt	For	For		0	0	0	0
6	Re-elect David Dobbins as Director	Mgmt	For	For		0	0	0	0
7	Reappoint Deloitte & Touche LLP as Auditors of the Company	Mgmt	For	For		0	0	0	0
8	Authorise Board to Fix Remuneration of Auditors	Mgmt	For	For		0	0	0	0
9	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 2,350,000	Mgmt	For	For		0	0	0	0
10	Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 360,000	Mgmt	For	For		0	0	0	0
11	Authorise 7,000,000 Ordinary Shares for Market Purchase	Mgmt	For	For		0	0	0	0
12	Subject to the Passing of Resolution 11, Approve Waiver on Tender-Bid Requirement	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		3,043		3,043
	Total:		3,043		3,043

SAI GLOBAL LTD
Meeting Date/Type	10/26/07 AGM	Security	AU000000SAI8	Meeting Status	Voted	Shares	19,926	Shares Voted	19,926
Record Date	10/24/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Receive Financial Statements and Statutory Reports for the Financial Year Ended June 30, 2007					0	0	0	0
2	Approve Remuneration Report for the Financial Year Ended June 30, 2007	Mgmt	For	For		0	0	0	0
3	Elect Anna Buduls as Director	Mgmt	For	For		0	0	0	0
4	Elect Robert Wright as Director	Mgmt	For	For		0	0	0	0
5	Approve Grant of Performance Share Rights and Options to Anthony Scotton, Executive Director and Chief Executive Officer, Under the SAI Executive Incentive Plan	Mgmt	For	For		0	0	0	0
6	Approve Share Incentive Plan for Employees in the United Kingdom	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		19,926		19,926
	Total:		19,926		19,926

Synergy Healthcare Plc
Meeting Date/Type	07/31/07 AGM	Security	GB0030757263	Meeting Status	Voted	Shares	1,480	Shares Voted	1,480
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of 5.6 Pence Per Ordinary Share	Mgmt	For	For		0	0	0	0
3	Re-elect Richard Steeves as Director	Mgmt	For	For		0	0	0	0
4	Re-elect Ivan Jacques as Director	Mgmt	For	For		0	0	0	0
5	Appoint KPMG Audit Plc as Auditors and Authorise the Board to Determine Their Remuneration	Mgmt	For	For		0	0	0	0
6	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 110,589	Mgmt	For	For		0	0	0	0
7	Subject to and Conditional upon the Passing of Resolution 6, Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 16,588	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		1,480		1,480
	Total:		1,480		1,480

TAT HONG HOLDINGS LIMITED
Meeting Date/Type	07/30/07 AGM	Security	SG1I65883502	Meeting Status	Voted	Shares	26,000	Shares Voted	26,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Adopt Financial Statements and Directors' and Auditors' Reports	Mgmt	For	For		0	0	0	0
2	Declare Final Dividend of SGD 0.03 Per Share	Mgmt	For	For		0	0	0	0
3	Reelect Tan Chok Kian as Director	Mgmt	For	For		0	0	0	0
4	Reelect Ng San Tiong as Director	Mgmt	For	For		0	0	0	0
5	Reelect Leong Horn Kee as Director	Mgmt	For	For		0	0	0	0
6	Approve Directors' Fees for the Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
7	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
8	Approve Issuance of Shares without Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	Against HLM Policy of 10% max w/o pre-emptive rights for shareholders

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		26,000		26,000
	Total:		26,000		26,000

Top Form International
Meeting Date/Type	10/26/07 AGM	Security	BMG8922H1034	Meeting Status	Voted	Shares	284,000	Shares Voted	284,000
Record Date	10/22/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend	Mgmt	For	For		0	0	0	0
3a1	Reelect Leung Tat Yan as Director	Mgmt	For	For		0	0	0	0
3a2	Reelect Herman Van de Velde as Director	Mgmt	For	For		0	0	0	0
3a3	Reelect Marvin Bienenfeld as Director	Mgmt	For	For		0	0	0	0
3b	Authorize Board to Fix the Remuneration of Directors	Mgmt	For	For		0	0	0	0
4	Approve Deloitte Touche Tohmatsu as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
5	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	Mgmt	For	For		0	0	0	0
6	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0
7	Authorize Reissuance of Repurchased Shares	Mgmt	For	For		0	0	0	0
8	Amend Bylaws Re: Definitions, Summary Financial Report, Electronic Means of Communication	Mgmt	For	For		0	0	0	0
9	Adopt Chinese Name	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		284,000		284,000
	Total:		284,000		284,000

UNITED TEST & ASSEMBLY CENTER LTD
Meeting Date/Type	10/05/07 CRT	Security	SG1P07916254	Meeting Status	Voted	Shares	40,000	Shares Voted	40,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
	Court Meeting					0	0	0	0
1	Approve Scheme of Arrangement Between the Company, the Shareholders and Global A&T Electronics Ltd.	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		40,000		40,000
	Total:		40,000		40,000

Yip's Chemical Hldgs (frmly Yip's Hang Cheung)
Meeting Date/Type	09/04/07 AGM	Security	KYG9842Z1164	Meeting Status	Voted	Shares	42,000	Shares Voted	42,000
Record Date	8/28/2007

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports	Mgmt	For	For		0	0	0	0
2	Approve Final Dividend of HK$0.12 Per Share	Mgmt	For	For		0	0	0	0
3	Reappoint Deloitte Touche Tohmatsu as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
4a	Reelect Yip Tsz Hin, Stephen as Executive Director	Mgmt	For	For		0	0	0	0
4b	Reelect Ng Siu Ping, George as Executive Director	Mgmt	For	For		0	0	0	0
4c	Reelect Ting Hon Yam as Executive Director	Mgmt	For	For		0	0	0	0
4d	Reelect Li Chak Man, Chuck as Independent Non-Executive Director	Mgmt	For	For		0	0	0	0
5	Authorize Board to Fix the Remuneration of Directors	Mgmt	For	For		0	0	0	0
6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	Mgmt	For	Against		0	0	0	0
User Notes:	Against HLM policy of 10% maximum equity issuance without preemptive rights (20%)
7	Authorize Repurchase of Up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0
8	Authorize Reissuance of Repurchased Shares	Mgmt	For	For		0	0	0	0
9	Approve Issuance of Shares Pursuant to Share Option Scheme	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		42,000		42,000
	Total:		42,000		42,000

YLI Holdings Bhd
Meeting Date/Type	09/26/07 AGM	Security	MYL7014OO003	Meeting Status	Voted	Shares	42,000	Shares Voted	42,000
Record Date	N/A

Ballot Issues		Proponent	Mgmt	Vote	Vote Results Information
			Rec	Cast	Vote Result	For #	Against #	Abstain #	Non-Broker #
1	Accept Financial Statements and Statutory Reports for the Financial Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
2	Approve First and Final Dividend of MYR 0.07 Per Share Less Income Tax at 27 Percent for the Financial Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
3	Approve Remuneration of Directors for the Financial Year Ended March 31, 2007	Mgmt	For	For		0	0	0	0
4	Elect Ir Syed Muhammad Shahabudin as Director	Mgmt	For	For		0	0	0	0
5	Elect Tan Hock Hin as Director	Mgmt	For	For		0	0	0	0
6	Elect Syed Mohd Yusof bin Tun Syed Nasir as Director	Mgmt	For	For		0	0	0	0
7	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	Mgmt	For	For		0	0	0	0
8	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights in Any Amount up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0
9	Approve Substantial Transactions with Directors	Mgmt	For	Against		0	0	0	0
User Notes:	Company does not clearly disclose the fairness and benefits of the transaction
10	Authorize Repurchase of up to 10 Percent of Issued Share Capital	Mgmt	For	For		0	0	0	0

	Fund Name		Shares Available		Shares Voted
	04449 Harding Loevner International Small Companies Portfolio		42,000		42,000
	Total:		42,000		42,000

Investment Company Report

K & S CORPORATION LIMITED
Security	Q53752103		Meeting Type	Annual General Meeting
Ticker Symbol	KSC_AU		Meeting Date	20-Nov-2007
ISIN	AU000000KSC0		Agenda	701390445 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the financial statements and the reports of the Directors and the Audi-tors in respect of the YE 30 JUN 2007		Non-Voting
2.	Adopt the remuneration report for the YE 30 JUN 2007		Management	For	For
3.1	Approve the appointment of Mr. Bruce Charles Grubb as a Director of the Company by the Board of Directors on 31 JUL 2007, pursuant to Rule 73 of the Constitution of the Company		Management	For	For
3.2	Re-elect Mr. Anthony Francis Johnson as a Director of the Company, who retires by rotation pursuant to Rule 84 of the Constitution of the Company		Management	For	For
3.3	Re-elect Mr. Richard Vivian John Nicholson as a Director of the Company, who retires by rotation pursuant to Rule 84 of the Constitution of the Company		Management	For	For
3.4	Transact any other business		Management	Abstain	For
4.
Approve, in accordance with Rule 74 of the Constitution of the
Company and ASX Listing Rule 10.17, to increase the maximum
permissible amount of the Directors fees that may be paid to the
Non-Executive Directors by the amount of AUD 100,000 to an
aggregate of AUD 500,000 commencing in the YE 30 JUN 2008
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	24055	0	14-Nov-2007	14-Nov-2007

VILMORIN ET CIE, CHAPPES
Security	F9768K102		Meeting Type	MIX
Ticker Symbol	RIN_FP		Meeting Date	12-Dec-2007
ISIN	FR0000052516		Agenda	701403127 - Management
Item	Proposal		Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The following-applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will b-e forwarded to the Global Custodians that have become Registered
Intermediarie-s, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Glob-al Custodian will sign the Proxy
Card and forward to the local custodian. If y-ou are unsure
whether your Global Custodian acts as Registered Intermediary,
p-lease contact your representative
Non-Voting
O.1
Receive the reports of the Board of Directors and the Auditors, approve the Company's financial statements for the YE 30 JUN
2007, as specified accordingly, and grant discharge to the Board of Directors for the performance of their duties during the said FY
			Management	For	For
O.2	Receive the special report of the Auditors on Agreements Governed by Article L. 225-38 of the French Commercial Code and approve said report and the agreements referred to therein		Management	For	For
O.3
Approve the recommendations of the Board of Directors and
resolves that the income for the FY be appropriated as follows:
income for the FY: EUR 25,818,025.23 legal reserve: EUR
1,290,901.26 distributable income for the FY: EUR 24,527,123.97 prior retained earnings: EUR 17,503,429.89 dividends: EUR
22,230,482.62 retained earnings: EUR 19,800,071.24 in the event that the Company holds some of its own shares on such date, the amount of the unpaid dividend on such shares shall be allocated to the retained earnings account; the shareholders will receive a net dividend of EUR 1.66 per share, and will entitle to the 40%
deduction provided by the French Tax Code this dividend will be paid on 20 DEC 2007
			Management	For	For
O.4
Receive the reports of the Board of Directors and the Auditors;
approve the consolidated financial statements for the said FY, in the form presented to the meeting accordingly, grant permanent discharge to the Board of Directors for the performance of their duties during the said FY
			Management	For	For
O.5
Authorizes the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 150.00, maximum number
of shares to be acquired: 1,000,000, maximum funds invested in the share buybacks: EUR 150,000,000.00; [Authority expires at the end of 12-month]
			Management	For	For
O.6
Ratify the appointment of Mr. Pierre Pagesse, Mr. Joel Arnaud,
Mr. Philippe Aymard and Mr. Jean Yves Foucault as a Directors,
to replace Mr. Francois Deloche, Mr. Raoul Faure, Mr. Jean Denis
Poulet and Mr. Jean Paul Faure, for the remainder of Mr. Francois
Deloche, Mr. Raoul Faure, Mr. Jean Denis Poulet and Mr. Jean
Paul Faure's term of office, i.e. until the shareholders' meeting called to approve the financial statements for the FY 30 JUN 2008
			Management	For	For
O.7	Appoints Mr. Pascal Viguier as Director for a 3-year period		Management	For	For
O.8	Appoint Mr. Didier Miraton as Freelance Director for a 3-year period		Management	For	For
O.9	Approve to renews the appointment of Mr. Jean Yves Foucault as Director for a 3-year period		Management	For	For

O.10
Authorize the Board of Directors to issue, on one or more
occasions, in France or abroad, with or without public savings offer, warrants, the maximum nominal amount of debt securities which may be issued shall not exceed EUR 250,000,000.00; to
take all necessary measures and accomplish all necessary
formalities this authorization supersedes the fraction unused of the authorization granted by the shareholders' meeting of 12 DEC
2006; [Authority expires at the end of 18-month]
			Management	For	For
e.11
Authorize the Board of Directors to increase the capital, on one or more occasions, in France or abroad, with or without public
savings offer, by a maximum nominal amount of EUR
250,000,000.00, by issuance, with preferred subscription rights maintained, of shares and or debt securities, the maximum
nominal amount of debt securities which may be issued shall not exceed EUR 250,000,000.00, this amount shall count against the overall value specified in Resolution number 14; to charge the share issuance costs against the related premiums and deduct from the premiums the amounts necessary to raise the legal
reserve to one-tenth of the new capital after each increase, to take all necessary measures and accomplish all necessary formalities;
[Authority expires at the end of 24-month]
			Management	For	For
E.12
Authorize the Board of Directors to increase the capital, on one or more occasions, with or without public savings offer, in France or abroad, by a maximum nominal amount of EUR 250,000,000.00,
by issuance, without preferred subscription rights maintained, of shares and or debt securities, the maximum nominal amount of debt securities which may be issued shall not exceed EUR
250,000,000.00, this amount shall count against the overall value specified in Resolution 14, to charge the share issuance costs against the related premiums and deduct from the premiums the amounts necessary to raise the legal reserve to one-tenth of the new capital after each increase, to take all necessary measures and accomplish all necessary formalities; [Authority expires at the end of 24-month]
			Management	For	For
E.13
Receive report of the Board of Directors, approve various
delegations given to it at the present meeting shall be used in whole or in part in accordance with the legal provisions in force, during periods when cash or stock tender offers are in effect for the Company's shares for a 18-months period, starting from the date of the present meeting; authorize the Board of Directors to take all necessary measures and accomplish all necessary
formalities
			Management	For	For
E.14
Approve the overall nominal amount pertaining to: [-] the issues of shares and or debt securities to be carried out with the use of the delegations given by Resolutions 10, 11, 12 and 13 shall not exceed EUR 350,000,000.00
			Management	For	For
E.15
Authorize the Board of Directors to increase the share capital, on one or more occasions, at its sole discretion, in favour of
employees and corporate officers of the Company who are
Members of a Company Savings Plan; to cancel the shareholders'
preferential subscription rights in favour of employees and
corporate officers of the Company who are Members of a
Company Savings Plan; to charge the share issuance costs
against the related premiums; to take all necessary measures and accomplish all necessary formalities; authorize supersedes the fraction unused of the authorization granted by the shareholders'
meeting of 13 DEC 2005; [Authority expires at the end of 24
month period]
			Management	For	For
O.16	Grants full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed By-Law		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB0	50P	470	0	30-Nov-2007	30-Nov-2007

COATES HIRE LTD
Security	Q2593K106		Meeting Type	Special General Meeting
Ticker Symbol	COA_AU		Meeting Date	17-Dec-2007
ISIN	AU000000COA0		Agenda	701407846 - Management
Item	Proposal		Type	Vote	For/Against Management
PLEASE NOTE THAT THIS IS A SCHEME MEETING. THANK YOU.			Non-Voting
S.1
Approve, pursuant to and in accordance with Section 411 of the
Corporations Act, the arrangement proposed between Coates Hire
Limited and the holders of its fully paid ordinary shares,
designated the "Scheme", and authorize the Board of Directors of
Coates Hire Limited to agree to such alterations or conditions as are thought fit by the Court, and subject to approval of the
Scheme by the Court; to implement the Scheme with any such
alterations or conditions
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	0	0	11-Dec-2007

KOTRA INDUSTRIES BHD
Security	Y4964Z101		Meeting Type	Annual General Meeting
Ticker Symbol	KTRI_MK		Meeting Date	19-Dec-2007
ISIN	MYQ0002OO004		Agenda	701416756 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited financial statements for the FYE 30 JUN 2007 together with the reports of the Directors and Auditors thereon		Management	For	For
2.	Declare a final dividend of 0.7 sen per ordinary share, less income tax at 26%, in respect of the YE 30 JUN 2007		Management	For	For
3.	Approve the payment of the Directors' fees amounting to MYR 135,500 for the YE 30 JUN 2007		Management	For	For
4.	Re-elect Mr. Piong Teck Onn as a Director, who retire by rotation in accordance with Article 97 of the Company's Articles of Association		Management	For	For
5.	Re-elect Mr. Datuk Piong Teck Yen DMSM, DSM, PJK, JP as a Director, who retire by rotation in accordance with Article 97 of the Company's Articles of Association		Management	For	For
6.	Re-elect Mr. P'ng Beng Hoe BKT, PJK, JP as a Director, who retire by rotation in accordance with Article 104 of the Company's Articles of Association		Management	For	For
7.	Re-elect Mr. Azhar bin Hussain as a Director, who retire by rotation in accordance with Article 104 of the Company's Articles of Association		Management	For	For
8.	Re-appoint Y. Bhg. Tan Sri Datuk Dr. Omar bin Abdul Rahman as a Director of the Company, who retires in accordance with Section 129(2) of the Companies Act, 1965, until the conclusion of the next AGM		Management	For	For
9.	Re-appoint Mr. Piong Nam Kim @ Piong Pak Kim as a Director of the Company, who retires in accordance with Section 129(2) of the Companies Act, 1965, until the conclusion of the next AGM		Management	For	For
10.	Re-appoint Mr. Omar bin Md. Khir as a Director of the Company, who retires in accordance with Section 129(2) of the Companies Act, 1965, until the conclusion of the next AGM		Management	For	For
11.	Re--appoint Messrs. Horwath as the Auditors of the Company and authorize the Directors to fix their remuneration		Management	For	For
12.
Authorize the Directors, pursuant to Section 132D of the
Companies Act, 1965, to issue new shares in the Company at any time until the conclusion of the next AGM upon such terms and conditions, for such purposes and to such person or persons
whomsoever as the Directors may, in their absolute discretion, deem fit provided that the aggregate number of shares to be
issued does not exceed 10% of the issued share capital of the
Company for the time being, subject always to the approval of all the relevant authorities being obtained for such allotment and issue
			Management	For	For
13.
Authorize the Company and/or its subsidiary to enter into the categories of recurrent related party transactions of revenue or trading nature with the specified related parties, as specified in
Section 2.3.1(a) as specified; authorize the Directors to complete and do all such acts and things [including executing such
documents as may be required] to give effect to the transactions contemplated and/or authorized by the shareholders' mandate
			Management	For	For
14.
Authorize the Company and/or its subsidiary to enter into a new category of recurrent related party transactions of revenue or trading nature with the specified related party as specified in
Section 2.3.1(b) as specified; authorize the Directors to complete and do all such acts and things [including executing such
documents as may be required] to give effect to the transactions contemplated and/or authorized by the shareholders' mandate
			Management	For	For

S.15	Approve the modification, deletions, and/or additions to the Articles of the Association of the Company as specified		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	328300	0	11-Dec-2007	11-Dec-2007
REGENERSIS PLC
Security	G3651P103		Meeting Type	Annual General Meeting
Ticker Symbol	RGS_LN		Meeting Date	21-Dec-2007
ISIN	GB00B06GNN57		Agenda	701417811 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the Directors' report, the Directors' remuneration report and the Company's annual accounts for the YE 30 JUN 2007, together with the Auditors' report on those accounts		Management	For	For
2.	Re-elect Mr. David Holland as a Non-Executive Director of the Company, who retires by rotation		Management	For	For
3.	Re-appoint Mr. Gary Stokes as a Director of the Company		Management	For	For
4.	Re-appoint Mr. David Kelham as a Director of the Company		Management	For	For
5.	Re-appoint Mr. Jeffrey Hewitt as a Non-Executive Director of the Company		Management	For	For
6.	Re-appoint KPMG Audit plc as the Auditors of the Company to hold office from the conclusion of the meeting until the conclusion of the next AGM of the Company at which accounts are laid		Management	For	For
7.	Authorize the Directors to agree the remuneration of KPMG Audit Plc		Management	For	For
8.
Authorize the Directors, pursuant to Section 80 of the Companies
Act 1985 [the Act], to allot relevant securities [Section 80 of the
Act] up to an aggregate nominal amount of GBP 188,950 [being
9,447,500 ordinary shares]; [Authority expires at the conclusion of the next AGM of the Company]; and the Directors may allot
relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
S.9
Authorize the Directors, in substitution for any existing authority, subject to the passing of Resolution 8 and pursuant to Section 95 of the Companies Act 1985, to allot equity securities [Section
94(2) of the Act] for cash pursuant to the authority conferred by
Resolution 8, disapplying the statutory pre-emption rights [Section
89(1) of the Act], provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue, open offer or otherwise in favor of ordinary shareholders; b) up to an aggregate nominal amount of GBP 28,342; [Authority expires at the conclusion of the next AGM of the Company]; and the
Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
S.10
Authorize the Company, pursuant to Section 166 of the Act, to make market purchases [Section 163 of the Act ] of up to
2,834,257 ordinary shares of 2 pence each in the capital of the
Company, at a minimum price of 2 pence and not more than
105% above the average middle market quotations for such
shares derived from the Daily Official List, over the previous 5 business days; [Authority expires the earlier of the conclusion of the next AGM of the Company]; and the Company, before the
expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	48276	0	11-Dec-2007	11-Dec-2007

BENDIGO AND ADELAIDE BANK LTD, BENDIGO VIC
Security	Q1456C110		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	BEN_AU		Meeting Date	29-Jan-2008
ISIN	AU000000BEN6		Agenda	701436013 - Management
Item	Proposal		Type	Vote	For/Against Management
S.1	Approve to change the name of the Company from Bendigo Bank Limited to Bendigo and Adelaide Bank Limited with effect on and from 31 MAR 2008		Management	For	For
S.2
Approve and adopt the Constitution contained in the document submitted to the meeting and signed by the Chairman for the
purpose of identification as the Constitution of the Company in substitution for and to the exclusion of the existing Constitution of the Company
			Management	For	For
3.
Approve, for all purposes, including ASX Listing Rule 10.14, the issue of performance rights to the Executive Director, Mr. J.
McPhee under the Executive Incentive Plan as specified, and any issues of ordinary shares upon the vesting of those performance rights
			Management	For	For
4.	Approve to increase the maximum annual aggregate amount payable to Non-Executive Directors by the way of Directors' fees AUD 500,000 per annum to AUD 1,700,000 per annum		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	4300	0	18-Jan-2008	18-Jan-2008

SANFORD LTD
Security	Q82719107		Meeting Type	Annual General Meeting
Ticker Symbol	SAN_NZ		Meeting Date	30-Jan-2008
ISIN	NZSANE0001S0		Agenda	701433497 - Management
Item	Proposal		Type	Vote	For/Against Management
Chairman's Introduction			Non-Voting
Managing Director's review			Non-Voting
Receive the financial statements of the Company for the YE 30 SEP 2007 togethe-r with the Directors' and the Auditor's reports to shareholders			Non-Voting
1.	Re-elect Mr. David Anderson as a Director of the Company, who retires by rotation		Management	For	For
2.	Authorize the Directors to fix the fees and expenses of the Auditor		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	21153	0	22-Jan-2008	22-Jan-2008

GREAT SOUTHERN LTD
Security	Q4333Z104		Meeting Type	Annual General Meeting
Ticker Symbol	GTP_AU		Meeting Date	28-Feb-2008
ISIN	AU000000GTP8		Agenda	701447939 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and consider the financial statements of the Company and its controlle-d entities for the FYE 30 SEP 2007 and the related Directors' report, Director-s' declaration and the Auditors' report		Non-Voting
2.	Adopt the remuneration report for the YE 30 SEP 2007		Management	For	For
3.a	Re-elect Ms. Alice McCleary as a Director of the Company, who retires by rotation pursuant to Clause 8.1(e) of the Constitution		Management	For	For
3.b	Re-elect Mr. Peter John Mansell as a Director of the Company, who retires by rotation pursuant to Clause 8.1(e) of the Constitution		Management	For	For
4.
Ratify, for the purposes of ASX Listing Rule 7.4 and for all other purposes, the issue of 13,096,321 fully paid ordinary shares granted as consideration for the exercise of options, conversions of TREES, dividend reinvestment and payment under the cattle property services agreement since 01 OCT 2006
			Management	For	For
5.
Approve, for the purposes of Exception 9 of ASX Listing Rule 7.2
Section 260C(4) of the Corporations Act and for all other
purposes, the Great Southern Management Performance Rights
2004 [Plan], which will continue to be constituted and
administered in accordance with the Plan Rules which were
approved by Members in general meeting on 29 SEP 2004 as
specified
			Management	For	For
6.a
Approve, subject to shareholders approving Resolution 5 at the
Meeting, for the purposes of ASX Listing Rule 10.14, Section
260C(4) of the Corporations Act and for all other purposes, to grant to Mr. Cameron Arthur Rhodes, an Executive Director and
General Manager of the Company, of up to 2,500,000
Performance Rights under the Great Southern Management
Performance Rights Plan over the next 3 years at the discretion of the Board and otherwise on the terms as specified
			Management	For	For
6.b
Approve, subject to Shareholders approving Resolution 5 at the
Meeting, for the purposes of ASX Listing Rule 10.14, Section
260C(4) of the Corporations Act and for all other purposes, to grant to Mr. Phillip Charles Butlin, an Executive Director and the
General Manager Corporate Development of the Company, of up
to 1,500,000 Performance Rights under the Great South
Management Performance Rights Plan over the next 3 years at
the discretion of the Board and otherwise on the terms as
specified
			Management	For	For
7.
Approve, for the purposes of Exemption 9 of ASX Listing Rule 7.2,
Section 260C(4) of the Corporations Act and for all other
purposes, the Great Southern Employee Share Plan [Plan], to be
constituted and administered in accordance with the Plan Rules which are summarized as specified
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	36927	0	20-Feb-2008	20-Feb-2008

KHON KAEN SUGAR INDUSTRY PUBLIC CO LTD
Security	Y47560118		Meeting Type	Annual General Meeting
Ticker Symbol	KSL/F_TB		Meeting Date	28-Feb-2008
ISIN	TH0828010015		Agenda	701451801 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve and adopt the minutes of the general shareholder's meeting No. 1/2007		Management	For	For
2.	Approve and adopt the Board of Directors report for the FY 2007		Management	For	For
3.	Approve the balance sheet and the profit and loss statement for the FYE 31 OCT 2007		Management	For	For
4.	Approve to allocate the net profit for the annual dividend payment and the legal reserves		Management	For	For
5.	Approve the new Directors to replace those who retire by rotation		Management	For	For
6.	Appoint the Auditors and approve to fix the Auditor's remuneration		Management	For	For
7.	Approve the remuneration for the Directors		Management	For	For
8.	Approve the appointment of the Audit Committee		Management	For	For
9.	Approve to issue and offer the debit instruments in different forms		Management	For	For
10.	Other matters [if any]		Management	For	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	102300	0	22-Feb-2008	22-Feb-2008

PICO FAR EAST HOLDINGS LTD, GEORGE TOWN
Security	G7082H127		Meeting Type	Annual General Meeting
Ticker Symbol	752_HK		Meeting Date	28-Feb-2008
ISIN	KYG7082H1276		Agenda	701456231 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the audited financial statements and the Directors' report and the Independent Auditor's report for the YE 31 OCT 2007		Management	For	For
2.	Re-elect Mr. Lawrence Chia Song Huat as a Director of the Company		Management	For	For
3.	Re-elect Mr. Yong Choon Kong as a Director of the Company		Management	For	For
4.	Re-elect Mr. Frank Lee Kee Wai as a Director of the Company		Management	For	For
5.	Re-appoint RSM Nelson Wheeler as the Auditors and authorize the Board of Directors [the Board] to fix their remuneration		Management	For	For
6.	Authorize the Board to fix the Directors' fees		Management	For	For
7.	Declare a final dividend of HK 3.5 cents for the YE 31 OCT 2007		Management	For	For
8.
Authorize the Directors of the Company, subject to this
Resolution, to issue and allot shares, to issue warrants to
subscribe for shares and to make offers or agreements or grant options which would or might require shares to issued and allotted during and after the relevant period, not exceeding 20% of the existing issued share capital of the Company otherwise than
pursuant to: i) a rights issue; or ii) the exercise of the subscription rights under warrants issued otherwise than pursuant to this resolution; or iii) under the Share Option Scheme of the Company;
or iv) any scrip dividend or similar arrangement providing for allotment of shares in lieu of the whole or part of a dividend on shares of the Company; and [Authority expires the earlier of the conclusion of the next AGM of the Company or the passing of an ordinary resolution by shareholders in a general meeting]
			Management	Against	Against
Comments-This violates our guideline of not approving the dilutive issuance of more than 10%
9.
Authorize the Directors of the Company, subject to this
Resolution, in accordance with all applicable Laws, to repurchase shares of the Company during the relevant period, not exceeding
10% of the aggregate nominal amount of the existing issued share capital of the Company; and [Authority expires the earlier of the conclusion of the next AGM of the Company or the passing of an ordinary resolution by shareholders in a general meeting]
			Management	For	For
10.
Approve to extend the general mandate referred to in Resolution 9 by the addition to the aggregate nominal amount of the share capital of the Company which may be allotted or agreed to be allotted by the Directors of the Company pursuant to such general mandate of an amount representing the aggregate nominal
amount of shares repurchased by the Company pursuant to the
general mandate referred to in Resolution 8, provided that such amount shall not exceed 10% of the existing issued share capital of the Company at the date of passing this Resolution
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	224000	0	21-Feb-2008	21-Feb-2008

REGENERSIS PLC
Security	G3651P103		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	RGS_LN		Meeting Date	04-Mar-2008
ISIN	GB00B06GNN57		Agenda	701459996 - Management
Item	Proposal		Type	Vote	For/Against Management
S.1	Approve to change the name of the Company to Regenersis Plc		Management	For	For
S.2
Amend the Articles of Association with effect from 01 OCT 2008, or such later date as Section 175 of the Companies Act 2006 shall be brought in force, by deleting Article 114 of the existing Articles of Association in its entirely and substituting it with new Articles
114 to 116 and renumbering the remaining Articles as specified
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	0	0	22-Feb-2008	22-Feb-2008

CARL ZEISS MEDITEC AG, JENA
Security	D14895102		Meeting Type	Annual General Meeting
Ticker Symbol	AFX_GR		Meeting Date	07-Mar-2008
ISIN	DE0005313704		Agenda	701450809 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 15 FEB 08, WHEREAS T-HE MEETING HAS BEEN
SETUP USING THE ACTUAL RECORD DATE - 1 BUSINESS
DAY. THIS-IS DONE TO ENSURE THAT ALL POSITIONS
REPORTED ARE IN CONCURRENCE WITH THE GERM-AN
LAW. THANK YOU
Non-Voting
1.
Presentation of the adopted annual financial statements and the approved conso-lidated financial statements as of 30 SEP 2007, the Management report for Carl-Zeiss Meditec AG and the Group for the FY from 01 OCT 2006 to 20 SEP 2007 tog-ether with the explanatory report of the Management Board in accordance with
A-rticle 289(4), 315(4) HGB as well as the Supervisory Board report
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
48,586,656.42 as follows: payment of a dividend of EUR 0.16 plus a special bonus of EUR 0.27 per no-par share; EUR
13,623,524.12 shall be carried forward; ex-dividend and payable date: 10 MAR 2008
			Management	For	For
3.	Resolution on the discharge of the Management Board Members for the 2006/2007 FY		Management	For	For
4.	Resolution on the discharge of the Supervisory Board Members for the FY 2006/2007		Management	For	For
5.	Appointment of the Auditors for the 2007/2008 FY: Prof. Dr. Binder, Dr. Dr. Hillebrecht + Partner GmbH, Stuttgart		Management	For	For
6.	Appointment of the Group Auditors for the 2007/2008 FY: KPMG Deutsche Treuhand-Gesellschaft AG, Stuttgart		Management	For	For
7.
Renewal of the authorization to acquire own shares; the Company shall be authorized to acquire own shares of up to EUR
8,130,000, at prices not deviating more than 10% from the market price of the shares, on or before 06 SEP 2009; the Board of
Managing Directors shall be authorized to use the shares in
connection with mergers and acquisitions or as employee shares, and to retire the shares
			Management	For	For
8.	Election of Dr. Wolfgang Reim to the Supervisory Board		Management	For	For

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB0	50P	3570	0	22-Feb-2008	25-Feb-2008

LAURENTIAN BANK OF CANADA
Security		51925D106		Meeting Type	Annual
Ticker Symbol		LRCDF		Meeting Date	11-Mar-2008
ISIN		CA51925D1069		Agenda	932808097 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	LISE BASTARACHE			For	For
	2	JEAN BAZIN			For	For
	3	RICHARD BÉLANGER			For	For
	4	ÈVE-LYNE BIRON			For	For
	5	ISABELLE COURVILLE			For	For
	6	L. DENIS DESAUTELS			For	For
	7	PIERRE GENEST			For	For
	8	MICHEL C. LAUZON			For	For
	9	PIERRE MICHAUD			For	For
	10	CARMAND NORMAND			For	For
	11	JACQUELINE C. ORANGE			For	For
	12	RÉJEAN ROBITAILLE			For	For
	13	JONATHAN I. WENER			For	For
02	APPOINTMENT OF THE ACCOUNTING FIRM ERNST & YOUNG, LLP AS AUDITOR			Management	For	For
03	SHAREHOLDER'S PROPOSAL NO. 1			Shareholder	Against	For
04	SHAREHOLDER'S PROPOSAL NO. 2			Shareholder	Against	For
05	SHAREHOLDER'S PROPOSAL NO. 3			Shareholder	Against	For
06	SHAREHOLDER'S PROPOSAL NO. 4			Shareholder	Against	For
07	SHAREHOLDER'S PROPOSAL NO. 5			Shareholder	Against	For
08	SHAREHOLDER'S PROPOSAL NO. 6			Shareholder	Against	For
09	SHAREHOLDER'S PROPOSAL NO. 7			Shareholder	Against	For
10	SHAREHOLDER'S PROPOSAL NO. 8			Shareholder	Against	For
11	SHAREHOLDER'S PROPOSAL NO. 9			Shareholder	Against	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0SSTA 01 OM		C81	1600	0	06-Mar-2008	06-Mar-2008

HANKUK CARBON CO LTD, MIRYANG
Security	Y3058W115		Meeting Type	Annual General Meeting
Ticker Symbol	017960_KS		Meeting Date	21-Mar-2008
ISIN	KR7017960006		Agenda	701467739 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the financial statement		Management	For	For
2.	Elect the Directors		Management	For	For
3.	Elect the Auditors		Management	For	For
4.	Approve the limit of remuneration for the Directors		Management	For	For
5.	Approve the limit of remuneration for the Auditors		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	9560	0	06-Mar-2008	06-Mar-2008

VACON OYJ
Security	X9582Y106	Meeting Type	Ordinary General Meeting
Ticker Symbol	VAC1V_FH	Meeting Date	26-Mar-2008
ISIN	FI0009009567	Agenda	701474277 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
1.1	Adopt the accounts	Management	No Action
1.2	Approve the actions on profit and loss and to pay a dividend of EUR 0.75 per share	Management	No Action
1.3	Grant discharge from liability	Management	No Action
1.4	Approve the remuneration of the Board Members	Management	No Action
1.5	Approve the remuneration of the Auditor[s]	Management	No Action
1.6	Approve the number of Board Members	Management	No Action
1.7	Approve the number of Auditor[s]	Management	No Action
1.8	Elect the Board	Management	No Action
1.9	Elect the Auditor[s]	Management	No Action
2.	Authorize the Board to decide on acquiring the Company's own shares	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1437	0	06-Mar-2008	06-Mar-2008

VAISALA OY, VANTAA
Security	X9598K108	Meeting Type	Annual General Meeting
Ticker Symbol	VAIAS_FH	Meeting Date	27-Mar-2008
ISIN	FI0009900682	Agenda	701470192 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF A-TTORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTIO-NS IN THIS MARKET. ABSENCE OF A
POA MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTE-D.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATI-VE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROV-IDE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FO-R YOUR
VOTE TO BE LODGED
Non-Voting
1.1	Adopt the accounts	Management	No Action
1.2	Approve the actions on profit or loss to pay a dividend of EUR 0.85 per share	Management	No Action
1.3	Grant discharge from liability	Management	No Action
1.4	Approve the number of Board Members	Management	No Action
1.5	Approve the remuneration of the Board Members	Management	No Action
1.6	Elect the Board	Management	No Action
1.7	Elect the Auditor(s)	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1273	0	06-Mar-2008	06-Mar-2008

MEKONOMEN AB, SOGELTORP
Security	W5615X116	Meeting Type	Ordinary General Meeting
Ticker Symbol	MEKO_SS	Meeting Date	04-Apr-2008
ISIN	SE0002110064	Agenda	701483000 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect Mr. Fredrik Persson as the Chairman of the AGM	Management	No Action
3.	Approve the voting list	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect the persons to check minutes	Management	No Action
6.	Approve to determine of whether the meeting has been duly convened	Management	No Action
7.	Receive the annual accounts and the Auditors' report as well as the consolidated accounts and the Auditors' report on the consolidated accounts	Management	No Action
8.	The President's presentation of operations	Management	No Action
9.	Question session	Management	No Action
10.
Adopt the income statement and balance sheet and the
consolidated income statement and consolidated balance sheet;
approve a dividend of SEK 6.00 per share based on the profits for the year and an extraordinary dividend of SEK 5.00 per share, and that the record date shall be 09 APR 2008; if the meeting
approves the resolution, it is estimated that cash dividend
payments will be distributed by VPC AB on 14 APR 2008; the final day for trading in Company's shares including entitlement to dividend is 04 APR 2008; and grant discharge to the Members of the Board of Directors and the President
Management	No Action
11.	Approve that the number of Board Members shall amount to 7 Members without Deputy Members	Management	No Action
12.
Approve that the total fees to be paid to the Board be SEK
1,360,000, of which the Chairman shall receive SEK 320,000, the
Vice Chairman SEK 240,000 and each of the remaining Members
who are not employed by the Group be paid SEK 160,000; and
that fees to the Auditors shall be paid in accordance with invoicing for auditing the financial accounts, management and consolidated accounts
Management	No Action

13.	Re-elect Messrs. Fredrik Persson, Marcus Storch, Antonia Ax:son Johnson, Kenny Brack, Anders G. Carlberg, Wolff Huber and Helena Skantorp as the Board Members	Management	No Action
14.	Elect Mr. Fredrik Persson as the Chairman of the Board	Management	No Action
15.	Appoint the Nomination Committee	Management	No Action
16.	Adopt the specified principles for salaries and other remuneration of the Company Management	Management	No Action
17.
Approve that Store Managers in the wholly owned Companies can acquire shares in respective Store Companies through a private placement or transfer of existing shares and become part owner in the store concept in this manner
Management	No Action
18.	Other business	Non-Voting
19.	Closing	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	3200	0	17-Mar-2008	17-Mar-2008

NORDISKE KABEL- OG TRAADFABRIKKER HOLDING A/S NKT
Security	K70975147	Meeting Type	Annual General Meeting
Ticker Symbol	JYIN:DC	Meeting Date	10-Apr-2008
ISIN	DK0010287663	Agenda	701504943 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Receive the report by the Board of Directors on the Company's activities in 2007	Management	No Action
2.	Receive the annual report	Management	No Action
3.	Adopt the annual report	Management	No Action
4.
Approve to pay a dividend of DKK 11 per share of DKK 20
nominal value, equal to a total dividend of DKK 260,206,694, based on the registered share capital of the Company, to the shareholders for the FY 2007
Management	No Action
5.	Grant discharge to the Management and the Board of Directors from their liabilities	Management	No Action
6.	Approve the Board of Directors' remuneration for 2008 is DKK 600,000 to the Chairman, DKK 450,000 to the Deputy Chairman, and DKK 300,000 to each of the Other Members	Management	No Action
7.
Re-elect Messrs. Christian Kjaer, Jan Trojborg, Krister Ahlstrom,
Jens Maaloe and Jens Due Olsen as the Board Members; Mr. Jan
Wraae Folting resigns from the Board of Directors; elect Mr. Lone
Fonss Schroder as a new Member of the Board of Directors
Management	No Action
8.	Re-elect KPMG Statsautoriseret Revisionspartnerselskab [CVR nr. 30 70 020 28] as a sole Auditor of the Company	Management	No Action
9.1	Approve to replace the existing authorization in Article 3(4) of the Articles of Association as specified	Management	No Action
9.2
Authorize the Board of Directors to issue warrants to the
employees and the Management in the Company and the
companies consolidated with the Company with up to a nominal amount of DKK 10,000,000 [500,000 shares] of DKK 20 each;
furthermore to effect the necessary capital increase connected to the exercise of the warrants; and approve to insert the
authorization to the Board of Directors in the Article of Association
as a new Article 3.B(5), as specified
Management	No Action
10.	Any other proposals	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	725	0	31-Mar-2008	31-Mar-2008

NORDISKE KABEL- OG TRAADFABRIKKER HOLDING A/S NKT
Security	K70975147	Meeting Type	Annual General Meeting
Ticker Symbol	JYIN:DC	Meeting Date	10-Apr-2008
ISIN	DK0010287663	Agenda	701520086 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Receive the report by the Board of Directors on the Company's activities in 2007	Management	No Action
2.	Receive the annual report	Management	No Action
3.	Adopt the annual report	Management	No Action
4.
Approve to pay a dividend of DKK 11 per share of DKK 20
nominal value, equal to a total dividend of DKK 260,206,694, based on the registered share capital of the Company, to the shareholders for the FY 2007
Management	No Action
5.	Grant discharge to the Management and the Board of Directors from their liabilities	Management	No Action
6.	Approve the Board of Directors' remuneration for 2008 is DKK 600,000 to the Chairman, DKK 450,000 to the Deputy Chairman, and DKK 300,000 to each of the Other Members	Management	No Action
7.
Re-elect Messrs. Christian Kjaer, Jan Trojborg, Krister Ahlstrom,
Jens Maaloe and Jens Due Olsen as the Board Members; Mr. Jan
Wraae Folting resigns from the Board of Directors; elect Mr. Lone
Fonss Schroder as a new Member of the Board of Directors
Management	No Action
8.	Re-elect KPMG Statsautoriseret Revisionspartnerselskab [CVR nr. 30 70 020 28] as a sole Auditor of the Company	Management	No Action
9.1	Approve to replace the existing authorization in Article 3(4) of the Articles of Association as specified	Management	No Action
9.2
Authorize the Board of Directors to issue warrants to the
employees and the Management in the Company and the
companies consolidated with the Company with up to a nominal amount of DKK 10,000,000 [500,000 shares] of DKK 20 each;
furthermore to effect the necessary capital increase connected to the exercise of the warrants; and approve to insert the
authorization to the Board of Directors in the Article of Association
as a new Article 3.B(5), as specified
Management	No Action
9.3	Amend the Article 6(9) of the Article of Association, as specified, according to which the Company in the future only distributes the annual report in an electronic version	Management	No Action
9.4
Adopt the guidelines, regarding incentive pay for the Board of
Directors and Management in NKT holding A/S, in accordance
with the Danish Public Companies Act, Article 69 b; if, adopted it will be inserted as Article 11 in the Articles of Association, as specified
Management	No Action
9.5	Amend the Article 2, 3 (3), 3A(2), 3B(1), 3B(4), 3C, 3D, 3E, 3F, 3G, 3H, 3I, 3K, 4(1), 4(2), 6(4)(6), 7, 8(2), 8(3), 8(4), 10(1), 13(2)(3), 17 of the Article Association, as specified	Management	No Action
9.6
Authorize the Board of Directors, to arrange for an acquisition by the Company, of own shares representing a nominal value up to
10% of the share capital, the purchase price for such shares shall not deviate more than 10% from the price quoted on the OMX the
Nordic Exchange at the time of acquisition; the price quoted at the time of the acquisition means closing price of OMX the Nordic
Exchange; [Authority expires at the next AGM]
Management	No Action

9.7
Authorize the Chairman of the meeting to register and to make such changes and amendments to the decisions made at the
general meeting as may be required by the Danish Commerce
and Companies Agency in registration of the decisions made
Management	No Action
10.	Any other proposals	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	725	0	07-Apr-2008	07-Apr-2008

GRUMA SAB DE C V
Security	P4948K121		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	GRUMAB_MM		Meeting Date	11-Apr-2008
ISIN	MXP4948K1056		Agenda	701485472 - Management
Item	Proposal		Type	Vote	For/Against Management
I.
Approve, regarding the realization of a share capital increase of the Company in its fixed part, up to an amount equivalent in domestic currency to USD 200,000,000.00, the issuance of shares that the meeting authorizes, to be subscribed for and paid in by the shareholders of the Company who wish to exercise their
preemptive right in accordance with the terms of Article 9 of the
Corporate ByLaws
			Management	For	For
II.	Amend the Article 6 of the Corporate ByLaws, for the purpose of reflecting the resolutions that are adopted in accordance with the previous item		Management	For	For
III.	Approve the designation of the special delegates who will carry out and formalize the resolutions passed by the meeting		Management	For	For
IV.	Approve the minutes of the meeting		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	25279	0	02-Apr-2008	02-Apr-2008

MARR S.P.A.
Security	T6456M106	Meeting Type	MIX
Ticker Symbol	MARR_IM	Meeting Date	18-Apr-2008
ISIN	IT0003428445	Agenda	701481880 - Management
Item	Proposal	Type	Vote	For/Against Management
O.1	Approve the financial statements as at 31 DEC 2007	Management	No Action
O.2	Approve the fixing the number of the Directors and their appointment, appoint the Chairman of the Board of Directors, fixing the remuneration for the Board of Directors	Management	No Action
O.3	Appoint the statutory Auditors and of their remuneration, fixing of their remuneration	Management	No Action
O.4	Approve to revocation of the deliberation of the meeting dated 20 APR 2007 as to the purchase and disposal of own shares	Management	No Action
E.1	Amend the Article 11 of the Company's By-Laws	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	6163	0	13-Mar-2008	13-Mar-2008

KAS-BANK NV
Security	N47927145		Meeting Type	Annual General Meeting
Ticker Symbol	KA_NA		Meeting Date	23-Apr-2008
ISIN	NL0000362648		Agenda	701508751 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Opening		Non-Voting
2.	Receive the report by the Management Board about the FY 2007		Management	For	For
3.	Adopt the financial statements of 2007		Management	For	For
4.	Approve to determine the dividend over 2007		Management	For	For
5.	Grant discharge the Management Board in respect of its Management duties		Management	For	For
6.	Grant discharge the Supervisory Board in respect of their Supervision		Management	For	For
7.a	Approve the notification of the vacancy in the Supervisory Board and the profile		Management	For	For
7.b	Approve the opportunity to give the recommendations during the general shareholders' meeting about the vacancy		Management	For	For
7.c	Appoint Mr. Prof. Drs. J.M.G. Frijns as a Member of the Supervisory Board on the condition that during the AGM of shareholders no other person was recommended for the vacancy		Management	For	For
7.d	Re-appoint Mr. Drs. C. Griffioen R.A. as a Member of the Supervisory Board on the condition that during the AGM of shareholders n other person was recommended for the vacancy		Management	For	For
7.e	Approve the announcement on the vacancy that will arise on the Supervisory Board in 2009		Management	For	For
8.	Approve the remuneration policy of the Supervisory Board		Management	For	For
9.a	Authorize the Board of Management to issue shares		Management	For	For
9.b	Authorize the Board of Management to purchase shares in the Company's own capital		Management	For	For
10.	Any other business		Non-Voting
11.	Closing		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1978	0	08-Apr-2008	08-Apr-2008

MARAZZI GROUP S.P.A., MODENA
Security	T6603Y102	Meeting Type	Ordinary General Meeting
Ticker Symbol	MRZ_IM	Meeting Date	23-Apr-2008
ISIN	IT0000741832	Agenda	701517178 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 29
APR 2008 09:30. CONSEQUENTLY, YOUR VOTING
INSTRUCTIONS WILL RE-MAIN VALID FOR ALL CALLS
UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
ADVISED-THAT YOUR SHARES WILL BE BLOCKED UNTIL
THE QUORUM IS MET OR THE MEETING IS CAN-CELLED.
THANK YOU.
Non-Voting
1.
Approve the financial statements as at 31 DEC 2007, report of the
Directors on the Management, report of the Board of Statutory
Auditors, and the consolidated balance sheet as at 31 DEC 2007, inherent and consequent resolutions
Management	No Action
2.	Approve the Company's appointments, inherent resolutions	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	6000	0	07-Apr-2008	07-Apr-2008

CLOETTA FAZER AB, LJUNGSBRO
Security	W0070F106	Meeting Type	Ordinary General Meeting
Ticker Symbol	CFAB_SS	Meeting Date	23-Apr-2008
ISIN	SE0000102642	Agenda	701522458 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect Advokat Claes Beyer as a Chairman of the meeting	Management	No Action
3.	Approve the voting register	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect one or two persons to attest the minutes	Management	No Action
6.	Approve to determine whether the meeting has been duly convened	Management	No Action
7.
Receive the annual report and the Auditor's report and the group accounts and the Auditor's report for the group for the 2007 FY,
Managing Director's report, Chairman of the Board of Directors report on work of the Board
Management	No Action
8.	Adopt the income statement and the balance sheet and the consolidated income statement and the consolidated balance sheet	Management	No Action
9.
Approve a dividend of 7.00 krona and an additional dividend of
3.00 krona, together amounting to 10.00 krona per share; the proposed record date for dividends is Monday 28 APR 2008; if the
General Meeting accepts the proposal, it is estimated that the dividend will be distributed from VPC AB on Friday 02MAY 2008;
the proposed dividend amounts to SEK 241.2 million
Management	No Action
10.	Grant discharge from liability to the Board Members and the Managing Director	Management	No Action
11.	Approve to determine the number of the Board Members, determination of the fee for the Board of Directors; elect the Board and the Chairman of the Board, as specified	Management	No Action
12.	Approve the Nominating Committee as specified	Management	No Action
13.	Approve the specified compensation principles and terms of employment for Company management	Management	No Action
14.	Close of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB0	50P	2100	0	09-Apr-2008	09-Apr-2008

SIOEN INDUSTRIES NV, ARDOOIE
Security	B7907Z125	Meeting Type	MIX
Ticker Symbol	SIOE_BB	Meeting Date	25-Apr-2008
ISIN	BE0003743573	Agenda	701530342 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
O.1	Receive the Directors' and the Auditors' reports and discuss consolidated fina-ncial statements	Non-Voting
O.2	Approve the financial statements, and allocation of income, and dividend of EUR 0.45	Management	No Action
O.3.1	Re-elect Mr. Jean-Jacques Sioen as a Director	Management	No Action
O.3.2	Re-elect Mr. Jacqueline Sioen-Zoete as a Director	Management	No Action
O.3.3	Re-elect Mr. Michele Sioen as a Director	Management	No Action
O.3.4	Re-elect Mr. Danielle Parein-Sioen as a Director	Management	No Action
O.3.5	Re-elect Mr. Pascale Sioen as a Director	Management	No Action
O.3.6	Re-elect Mr. Wilfried Vandepoel as a Director	Management	No Action
O.3.7	Re-elect Mr. Louis-H Verbeke as a Director	Management	No Action
O.3.8	Re-elect Mr. Luc Vansteenkiste as a Director	Management	No Action
O.3.9	Re-elect Mr. Pol Bamelis as a Director	Management	No Action
O.4	Receive the announcement on resignation of Mr. L. Sterckx as a Director	Non-Voting
O.5	Elect Mr. L. Vandewalle as a Director	Management	No Action
O.6	Grant discharge to the Directors and the Auditors	Management	No Action
O.7	Allow Questions	Non-Voting
E.8	Receive the special Board report	Non-Voting
E.9	Approve the issuance of equity or equity-related securities without pre-emptive rights	Management	No Action
E.10	Authorize the Board to repurchase shares in the event of a public tender offer or share exchange offer	Management	No Action
E.11	Grant authority for the implementation of approved resolution and filing of required documents/formalities at trade registry	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	4760	0	14-Apr-2008	14-Apr-2008

KS ENERGY SERVICES LTD
Security	Y498A2103		Meeting Type	Annual General Meeting
Ticker Symbol	KST_SP		Meeting Date	25-Apr-2008
ISIN	SG1G91873040		Agenda	701531041 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited financial statements of the Company for the FYE 31 DEC 2007together with the Directors' report and the Auditors' report thereon		Management	For	For
2.	Declare a final dividend of 3.0 cents per ordinary share [1-tier tax exempt] for the FYE 31 DEC 2007		Management	For	For
3.	Approve Directors' fees of SGD 235,000 for the FYE 31 DEC 2007		Management	For	For
4.	Re-elect Mr. Lim Ho Seng as a Director, who retires under Articles 91 of the Articles of the Association of the Company		Management	For	For
5.	Re-elect Mr. Lee Beng Cheng Billy as Director, who retires under Articles 91 of the Articles of the Association of the Company		Management	For	For
In accordance with Article 91 of the Articles of Association of the Company, M-r. Tan Fuh Gih is not seeking re-election			Non-Voting
6.	Re-elect Mr. Koh Soo Keong as a Director, who is retires under Article 97 of the Articles of Association of the Company and has offered himself for re-election		Management	For	For
7.	Re-appoint Messrs. KPMG as Auditors and authorize the Directors to fix their remuneration.		Management	For	For
8.
Authorize the Directors, pursuant to Section 161 of the Companies
Act, Chapter 50 and in accordance with Rule 806 of the Listing
Manual of the Singapore Exchange Securities Trading Limited, to
issue: a) shares in the Company [whether by way of bonus, rights or otherwise]; or b) convertible securities; or c) additional convertible securities arising from adjustments made to the
number of convertible securities previously issued in the event of rights, bonus or capitalization issues; or d) shares arising from the conversion of convertible securities, at any time and upon such terms and conditions and for such purposes as the Directors may in their absolute discretion deem fit, provided that :i) the aggregate number of shares and convertible securities that may be issued shall not be more than 50% of the total number of issued shares excluding treasury shares, in the capital of the Company or such other limit as may be prescribed by the Singapore Exchange
Securities Trading Ltd [SGX-ST] as at the date the general
mandate is passed; ii) the aggregate number of shares and
convertible securities to be issued other than on a pro-rata basis to existing shareholders shall not be more than 20% of the total number of issued shares excluding treasury shares in the capital of the Company or such other limit as may be prescribed by the
SGX-ST as at the date the general mandate is passed; iii) for the purpose of determining the aggregate number of shares that may be issued under sub-paragraphs (i) and (ii) above, the total number of issued shares excluding treasury shares shall be
calculated based on the total number of issued shares excluding treasury shares in the capital of the Company as at the date the general mandate is passed after adjusting for new shares arising from the conversion or exercise of any convertible securities or employee stock options in issue as at the date the general
mandate is passed and any subsequent bonus issue,
consolidation or subdivision of the Company's shares; and
[Authority expires the earlier of the next AGM of the Company or the date of the next AGM of the Company as required by the law]
			Management	Against	Against
Comments-Our guideline is not to approve issuance greater than 10% without pre-emptive rights

Transact any other business			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	58000	0	17-Apr-2008	17-Apr-2008

CHT (HOLDINGS) LTD
Security	G2122R102		Meeting Type	Annual General Meeting
Ticker Symbol	CHT_SP		Meeting Date	25-Apr-2008
ISIN	BMG2122R1025		Agenda	701531433 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the Directors' report and the audited accounts of the Company for the YE 31 DEC 2007 together with the Auditors' report thereon		Management	For	For
2.	Declare the first and final dividend of RMB 0.033 per ordinary share tax not applicable for the YE 31 DEC 2007		Management	For	For
3.	Re-elect Mr. Wang Guo Dong as a Director, who retires pursuant to Bye-law 86(1) of the Company's Bye-Laws		Management	For	For
4.	Re-elect Mr. Tan Keh Yan as a Director, who retires pursuant to Bye-law 85(6) of the Company's Bye-Laws		Management	For	For
5.	Approve the payment of the Directors' fees of SGD 77,000 for the YE 31 DEC 2007		Management	For	For
6.	Re-appoint Grant Thornton, Hong Kong as the Company's Auditors and authorize the Directors to fix their remuneration		Management	For	For
Transact any other business			Non-Voting
7.
Authorize the Directors of the Company, pursuant to Rule 806 of the Listing Manual of the Singapore Exchange Securities Trading
Limited, to issue shares [Shares] whether by way of rights, bonus or otherwise, and/or make or grant offers, agreements or options
[collectively, Instruments] that might or would require shares to be issued, including but not limited to the creation and issue of [as well as adjustments to] warrants, debentures or other instruments convertible into Shares at any time and upon such terms and
conditions and to such persons as the Directors may, in their absolute discretion, deem fit provided that: a) the aggregate number of shares [including Shares to be issued in pursuance of
Instruments made or granted pursuant to this resolution] does not exceed 50% of the issued shares in the capital of the Company at the time of the passing of this resolution, of which the aggregate number of shares and convertible securities to be issued other than on a pro rata basis to all shareholders of the Company shall not exceed 20% of the issued shares in the Company; b) for the purpose of determining the aggregate number of Shares that may be issued under sub-paragraph (a) above, the total number of issued shares 9excluding treasury shares] shall be based on the total number of issued shares of the Company [excluding treasury shares] of this resolution, the percentage of issued shares shall be based on the issued shares of the Company as at the date of the passing of this Resolution, after adjusting for: i) new shares arising from the conversion or exercise of convertible securities; and ii)
new shares arising from exercising share options or vesting of shares awards outstanding or subsisting at the time of this
resolution is passed; and iii) any subsequent bonus issue,
consolidation or subdivision of Shares; [Authority expires the earlier at the conclusion of the Company's next AGM or the date by which the next AGM of the Company is required by Law to be held] in case of shares to be issued in accordance with the terms of convertible securities issued, made or granted pursuant to this
Resolution
			Management	Against	Against
Comments-Above our guideline of not authorizing issuance greater than 10% without preemptive rights
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB0	50P	249000	0	17-Apr-2008	17-Apr-2008

KHON KAEN SUGAR INDUSTRY PUBLIC CO LTD
Security	Y47560118		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	KSL/F_TB		Meeting Date	29-Apr-2008
ISIN	TH0828010015		Agenda	701508218 - Management
Item	Proposal		Type	Vote	For/Against Management
PLEASE NOTE THAT PARTIAL AND SPLIT VOTING ARE ALLOWED. THANK YOU			Non-Voting
1.	Adopt the minutes of the general meeting of shareholders No. 1/2008		Management	For	For
2.	Approve the issuance of warrants to purchase ordinary shares, offering to the existing shareholders		Management	For	For
3.	Approve to decrease of the registered capital		Management	For	For
4.	Approve an increase of the Company's registered capital		Management	For	For
5.	Approve the allocation of the capital increase ordinary shares to support the exercise of the warrants of the Company		Management	For	For
6.	Approve the allocation of the capital increase ordinary shares in case there are ordinary shares remained from the exercise of the Company's warrants offered to the existing shareholders		Management	For	For
7.	Other matters [if any]		Management	For	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	102300	0	21-Apr-2008	21-Apr-2008

SOL SPA
Security	T8711D103	Meeting Type	Annual General Meeting
Ticker Symbol	SOL_IM	Meeting Date	29-Apr-2008
ISIN	IT0001206769	Agenda	701514590 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 13
MAY 2008 AT 10 AM. CONSEQUENTLY, YOUR VOTING
INSTRUCTIONS WILL-REMAIN VALID FOR ALL CALLS
UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO
ADVIS-ED THAT YOUR SHARES WILL BE BLOCKED UNTIL
THE QUORUM IS MET OR THE MEETING IS-CANCELLED.
THANK YOU.
Non-Voting
PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.	Non-Voting
1.	Approve the deliberations as at Article 2364, 1st Comma, Civil Code; the examination of balance sheet as at 31 DEC 2007 as, Board of Directors report, allocation of profits related resolutions	Management	No Action
2.	Approve the definition of emoluments for the Board of Directors for FY 2008	Management	No Action
3.	Appoint the Board of Auditors for the FY 2008, 2009, 2010 and definition of related emoluments	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	9141	0	10-Apr-2008	10-Apr-2008

CEMBRE SPA, BRESCIA
Security	T2644X104		Meeting Type	Annual General Meeting
Ticker Symbol	CMB_IM		Meeting Date	29-Apr-2008
ISIN	IT0001128047		Agenda	701514792 - Management
Item	Proposal		Type	Vote	For/Against Management
PLEASE NOTE THAT THIS IS AN OGM. THANK YOU			Non-Voting

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 15
MAY 2008 AT 9: 30 A.M. CONSEQUENTLY, YOUR VOTING
INSTRUCTIONS-WILL REMAIN VALID FOR ALL CALLS
UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO A-
DVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL THE
QUORUM IS MET OR THE MEETING-IS CANCELLED. THANK
YOU.
Non-Voting
1.
Approve the Cembre SPA financial statement at 31 DEC 2007,
report of Directors about management of the FY 2007, proposal of destination of profits, report of the Board of Auditors, report of the auditing Company; inherent and consequent deliberations,
presentation of the consolidated balance sheet of HTE Cembre
Group at 31 DEC 2007 and relative reports
			Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	7580	0	10-Apr-2008	10-Apr-2008

SABAF SPA, OSPITALETTO
Security	T8117Q104	Meeting Type	Annual General Meeting
Ticker Symbol	SAB_IM	Meeting Date	29-Apr-2008
ISIN	IT0001042610	Agenda	701515150 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 30
APR 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. PLEASE BE ALSO ADVISED THAT Y-OUR
SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR
THE MEETING IS CANCELLED-. THANK YOU.
Non-Voting
PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.	Non-Voting
1.	Approve the annual report 2007	Management	No Action
2.
Approve the financial statement at 31 DEC 2007, report of the
Board of Directors about Management, report of the Auditing
Company, report of the Board of Directors, inherent and
consequent deliberations
Management	No Action
3.	Grant authority to purchase and disposal of own shares, inherent and consequent deliberations	Management	No Action
4.	Approve the integration of the Board of Auditors according to Article 2401 C.C	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1966	0	10-Apr-2008	10-Apr-2008

KABE HUSVAGNAR AB, TENHULT
Security	W4979W111	Meeting Type	Annual General Meeting
Ticker Symbol	KABEB_SS	Meeting Date	29-Apr-2008
ISIN	SE0000107724	Agenda	701544199 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect the Chairman for the meeting	Management	No Action
3.	Approve the voting register	Management	No Action
4.	Elect 1 or 2 persons to verify the minutes	Management	No Action
5.	Approve the agenda	Management	No Action
6.	Approve to ensure that the meeting has been duly convened or not	Management	No Action
7.	Address by the Managing Director	Management	No Action
8.	Receive the annual report and Auditor's report, also the consolidated annual report and consolidated auditor's report	Management	No Action
9.	Approve the result and balance sheet, also the consolidated result and balance sheet	Management	No Action
10.	Approve the disposition of the Company's profit according to the adopted balance sheet, also, setting the day of record	Management	No Action
11.	Approve the exemption of responsibility for the Members of the Board of Directors and the Managing Director	Management	No Action
12.	Approve the quantity of Members of the Board and the Substitutes	Management	No Action
13.
Re-elect Messrs. Nils Erik Danielsson [Chairman of the Board],
Johan Svedberg [Vice-Chairman of the Board], Bengt Andersson,
Alf Ekstorm, Anita Svensson, Maud Blomqvist and Kurt Blomqvist
as the ordinary Members of the Board; elect Ernst & Young as the
Company Auditor
Management	No Action
14.	Approve a honorary of 02 base amounts to the Members of the Board and 04 base Amounts to the Chairman of the Board, Auditors' fees will be paid as per account	Management	No Action
15.	Approve the guidelines to determine the salaries and other compensation for the Management team as specified	Management	No Action
16.	Elect the Nomination Committee	Management	No Action
17.	Other issues	Non-Voting
18.	End of the meeting	Management	No Action

PLEASE NOTE THAT SEB WILL NOT ARRANGE WITH A
REPRESENTATIVE FOR THIS GMS UNLES-S SPECIFICALLY
INSTRUCTED AND AGREED UPON NO LATER THAN 10 DAYS
PRIOR TO THE G-MS. THE COST INCURRED WILL BE
FORWARDED TO THE CLIENT. THANK YOU.
Non-Voting

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	4200	0	21-Apr-2008	21-Apr-2008

GRUMA SAB DE C V
Security	P4948K121		Meeting Type	Ordinary General Meeting
Ticker Symbol	GRUMAB_MM		Meeting Date	30-Apr-2008
ISIN	MXP4948K1056		Agenda	701508484 - Management
Item	Proposal		Type	Vote	For/Against Management
I.
Receive the reports that are referred to in Article 28(IV) of the
Securities Market Law and Article 19(IV) of the Corporate Bylaws,
for the FY that ended on 31 DEC 2007, including the financial statements of Gruma, S.A.B. De C.V. for the period between 01
JAN 2007 and 31 DEC 2007, if relevant approval
			Management	For	For
II.	Receive the report on the compliance with the tax obligations that are referred to in Article 86(XX) of the Income Tax Law		Management	For	For
III.	Approve the allocation of the results from the period mentioned in Resolution I above, including the procedures for the payment of dividends, which to be declared by general meeting		Management	For	For
IV.	Approve to set the maximum amount of funds for allocation to the purchase of own shares and the report on the operations performed with own shares during the 2007 FY		Management	For	For
V.
Elect the Members of Board of Directors and the Secretary, full and alternate and approve to determine the Independence of the
Members of the mentioned Corporate body who have been
proposed as being Independent and setting of their compensation
			Management	For	For
VI.	Elect the Chairpersons of the Audit and Corporate Practices Committees of the Company		Management	For	For
VII.	Approve the designation of special delegates who will carry out and formalize the resolutions passed by the general meeting		Management	For	For
VIII.	Approve the minutes that are drawn up		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	25279	0	21-Apr-2008	21-Apr-2008

TOUPARGEL GROUPE, CIVRIEUX D'AZERGUES
Security	F9222C100		Meeting Type	MIX
Ticker Symbol	TOU_FP		Meeting Date	30-Apr-2008
ISIN	FR0000039240		Agenda	701510201 - Management
Item	Proposal		Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followin-g applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will-be forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
O.1
Receive the reports of the Board of Directors and the Auditors and approve the Company's financial statements for the YE on 31
DEC 2007, as presented; and grant permanent discharge to the
Directors for the performance of their duties during the said FY
			Management	For	For
O.2	Receive the reports of the Board of Directors and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting		Management	For	For
O.3
Approve the recommendations of the Board of Directors and the income for the FY be appropriated as follows: earning for the FY
EUR 13,551,120.71, with drown from other reserves: EUR
1,603,802.29,Legal Reserve: EUR 15.82, Dividends: EUR
15,154,923.00, the shareholders will receive a net dividend of
EUR 1.50 per share, and will entitle to the 40% deduction
provided by the French Tax Code, the dividend will be paid on 20
JUN 2008, as required by law, for the last 3 FY the dividends paid were EUR 0.40 for FY 2004, EUR 1.50 for FY 2006, EUR 1.50 for
FY 2006
			Management	For	For
O.4	Appoint Mr. Hartmut Kramer as a Member of the Board of Director for a 6-year period		Management	For	For
O.5	Receive the special report of the Auditors on agreements governed by Article L.225-38 of the French Commercial Code and approve the said report and the agreements referred to therein		Management	For	For
O.6
Authorize the Board of Directors: to buy back the Company's
shares on the open market, subject to the conditions, maximum purchase price: EUR 70.00, maximum number of shares to be
acquired: 2% of the share capital, maximum funds invested in the share buybacks: EUR 14,144,594.00; [Authority expires at the end of 18-months period]; it supersedes the fraction un used of the authorization granted by the shareholders' meeting of 27 APR
2007 in its Resolution 8; and to take all necessary measures and accomplish all necessary formalities
			Management	For	For
O.7	Approve to award total annual fees of EUR 50,000.00 to the Board of Directors		Management	For	For
E.8
Receive the special report of the Auditors on agreements
governed by Article L.225.129, VII of the French Commercial
Code, approve the said report and the agreements referred to therein and authorize the Board of Directors to increase the share capital, on 1 or more occasions, at its sole discretion, in favor of employees and the Corporate officers of the Company who are
Members of the Company Saving Plan [Authority expires at the end of 12 months period] and for a nominal amount that shall not exceed 2 % of the share capital, the authorization leads to the shareholders' waiver from their preferential subscription rights
			Management	For	For

E.9	Grant full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings publications and other formalities prescribed by law		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1896	0	17-Apr-2008	17-Apr-2008

CHANGMAO BIOCHEMICAL ENGINEERING CO LTD
Security	Y7702F105		Meeting Type	Annual General Meeting
Ticker Symbol	8208_HK		Meeting Date	08-May-2008
ISIN	CNE100000106		Agenda	701503648 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the report of the Directors for the YE 31 DEC 2007		Management	For	For
2.	Approve the report of the Supervisory Committee for the YE 31 DEC 2007		Management	For	For
3.	Approve the audited financial statements of the Company and the Independent Auditor's report for the YE 31 DEC 2007		Management	For	For
4.	Approve the appropriation to statutory common reserve for the year Ended 31 DEC 2007		Management	For	For
5.
Re-appoint Jiangsu Gongzheng Certified Public Accountants
Company Limited as the People's Republic of China [PRC]
Auditor of the Company for the year 2008 and
PricewaterhouseCoopers as the International Auditor of the
Company for the year 2008 and authorize the Board to fix their remuneration
			Management	For	For
6.	Transact any other business		Non-Voting
S.1
Authorize the Board of Directors, subject to the limitations imposed in this resolution below and in accordance with the Rules
Governing the Listing of Securities on the Growth Enterprise
Market of The Stock Exchange of Hong Kong Limited [GEM
Listing Rules], the Company Law of the PRC, and other applicable
Laws and regulations [in each case as amended from time to
time], to exercise once or more during the "Relevant Period" [as specified] all the powers of the Company to allot and issue new shares on such terms and conditions the Board of Directors may determine and that, in the exercise of their powers to allot and issue shares, the authority of the Board of Directors shall include
[without limitation]: i) the determination of the class and number of the shares to be allotted; ii) the determination of the issue price of the new shares; iii) the determination of the opening and closing dates of the issue of new shares; iv) the determination of the class and number of new shares [if any] to be issued to the existing shareholders; v) to make or grant offers, agreements and options which might require the exercise of such powers; and vi) in the case of an offer or issue of shares to the shareholders of the
Company, excluding shareholders who are residents outside the
PRC or the Hong Kong Special Administrative Region, on account of prohibitions or requirements under overseas Laws or
regulations or for some other reasons which the Board of
Directors consider expedient; upon the exercise of the powers granted under this resolution, the Board of Directors of the
Company may during the "Relevant Period" make or grant offers, agreements and options which might require the shares relating to the exercise of the authority there under being allotted and issued after the expiry of the "Relevant Period"; the aggregate amount of the Foreign Shares, Domestic Shares and/or overseas listed
foreign shares [H Shares] to be allotted or conditionally or unconditionally agreed to be allotted [whether pursuant to the exercise of options or otherwise] by the Board of Directors of the
Company pursuant to the authority granted under this resolution
[excluding any shares which may be allotted upon the conversion of the common reserve into capital in accordance with the
Company Law of the PRC or the Articles of Association of the
Company] shall not exceed 20% of the amount of the Foreign
			Management	Against	Against

Shares, Domestic Shares and/or H Shares of the Company
separately in issue as at the date of passing of this resolution; the
Board of Directors of the Company in exercising the powers
granted under this resolution shall comply with the Company Law of the PRC, other applicable Laws and regulations of the PRC, and the GEM Listing Rules [in each case, as amended from time to time] and be subject to the approvals of the China Securities
Regulatory Commission and relevant authorities of the PRC; and
shall, subject to the relevant approvals of the relevant authorities and the exercise of the power granted under this resolution in accordance with the Company Law and other applicable Laws and regulations of the PRC, increase the Company's registered capital corresponding to the relevant number of shares allotted upon the exercise of the powers granted under this resolution, provided that the registered capital of the Company shall not exceed 120% of the amount of registered capital of the Company as at the date of passing of this resolution; and authorize the Board of Directors to amend, as they may deem appropriate and necessary, relevant
Articles of the Articles of Association of the Company to reflect the change in the share capital structure of the Company in the event of an exercise of the powers granted under this resolution to allot and issue new shares; [Authority expires the earlier of the
conclusion of the next AGM of the Company or the date on which the powers granted by this resolution is revoked or varied by a special resolution of the Company in general meeting]

Comments-Authorizes up to 20% new shares at board discretion. This is above our guidline of 10% without rights protection.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	180000	0	28-Apr-2008	28-Apr-2008
BOIRON SA, STE FOY LES LYON
Security	F10626103		Meeting Type	Ordinary General Meeting
Ticker Symbol	BOI_FP		Meeting Date	15-May-2008
ISIN	FR0000061129		Agenda	701528789 - Management
Item	Proposal		Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followi-ng applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions wil-l be forwarded to the Global Custodians that have become Registered
Intermedia-ries, on the Vote Deadline Date. In capacity as
Registered Intermediary, the G-lobal Custodian will sign the Proxy
Card and forward to the local custodian. I-f you are unsure
whether your Global Custodian acts as Registered Intermediary-, please contact your representative"
Non-Voting
1.
Receive the reports of the Board of Directors, the Chairman of the
Board and the Auditors, and approve the Company's financial
statements for the YE in 31 DEC 2007, as presented, showing
income of EUR 24,252,436.34
			Management	For	For
2.
Receive the reports of the Board of Directors, the Chairman of the
Board and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting, showing net profit[group share] of EUR 27,130,419.00
			Management	For	For
3.
Approve the income for the 2007 FY be appropriated as follows:
income for the FY: EUR 24,252,436.34 to the legal reserve: EUR as specified to the retained earnings: EUR 8,799,545.71 i.e. a distributable income of EUR 33,051,982.05 dividends: less EUR
12,071,161.30 balance: EUR 20,980,820.75 other reserves: less
EUR 10,000,000.00 retained earnings: EUR 10,980,820.75; and
receive a net dividend of EUR 0.55 per share, and will entitle for natural persons fiscally domiciled in France, to the 40% deduction provided by the French Tax Code; this dividend will be paid on 05
JUN 2008; in the event that the Company holds some of its own shares on the day the dividends are paid, the amount of the
unpaid dividends on such shares shall be allocated to the retained earnings account; as required By Law
			Management	For	For
4.	Receive the special report of the Auditors on agreements governed by Articles L.225.38 and sequence of the French Commercial Code, approve the said report and the agreements referred to therein		Management	For	For
5.	Approve to renew the appointment of Mr. Thierry Boiron as a Director for a 3 year period		Management	For	For
6.	Approve to renew the appointment of Mrs. Michele Boiron as a Director for a 3 year period		Management	For	For
7.	Approve to renew the appointment of Mr. Jacky Abecassis as a Director for a 3 year period		Management	For	For
8.	Approve to renew the appointment of Mr. Bruno Grange as a Director for a 3 year period		Management	For	For
9.	Approve to renew the appointment of Mr. Francois Marchal as a Director for a 3 year period		Management	For	For
10.	Approve to renew the appointment of Company Pierrefabre SA as the Director for a 3 year period		Management	For	For
11.	Approve to award total annual fees of EUR 140,000.00 to the Board of Directors		Management	For	For
12.
Authorize the Board of Directors to buy back the Company's
shares on the open market, subject to the conditions described below: maximum purchase price: EUR 32.00, maximum number
of shares to be acquired: 10% of the share capital, maximum
funds invested in the share buybacks: EUR 70,232,224.00; the number of shares acquired by the Company with a view to their retention or their subsequent delivery in payment or exchange as part of contingent external growth operations, cannot exceed 5%
of its capital; [Authority is given for an 18 month period]; it supersedes the authorization granted by the shareholders'
meeting of 10 MAY 2007; to take all necessary measures and
accomplish all necessary formalities
			Management	For	For

13.	Grant full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed by law		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	2628	0	02-May-2008	02-May-2008

BRUNEL INTERNATIONAL NV
Security	N1677J103	Meeting Type	Annual General Meeting
Ticker Symbol	BRNL_NA	Meeting Date	15-May-2008
ISIN	NL0000343432	Agenda	701564836 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING
AT THIS GENERAL MEETING ARE RE-LAXED. BLOCKING
PERIOD ENDS ONE DAY AFTER THE REGISTRATION DATE
SET ON 08 MAY-2008. SHARES CAN BE TRADED
THEREAFTER. THANK YOU.
Non-Voting
1.	Opening	Non-Voting
2.	Receive the report of the Management Board on the FY 2007	Management	No Action
3.	Approve the discussion and adopt the annual account 2007	Management	No Action
4.	Grant discharge to the Management Board	Management	No Action
5.	Grant discharge to the Supervisory Board	Management	No Action
6.	Approve the Dividend Policy	Management	No Action
7.	Adopt the profit appropriation and payment proposal of dividend	Management	No Action
8.a	Approve the designation of the Management Board as the authorised body to issue shares	Management	No Action
8.b	Approve the designation of the Management Board as the authorised body to restrict or exclude pre-emptive right to issue own shares	Management	No Action
9.	Authorize the Management Board to purchase own shares in the Company capital	Management	No Action
10.	Approve the Corporate Governance	Management	No Action
11.	Appoint the External Accountant	Management	No Action
12.	Any other business	Non-Voting
13.	Adjournment	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	2527	0	02-May-2008	02-May-2008

NAK SEALING TECHNOLOGIES CORP
Security	Y58264105		Meeting Type	Annual General Meeting
Ticker Symbol	9942_TT		Meeting Date	20-May-2008
ISIN	TW0009942003		Agenda	701479809 - Management
Item	Proposal		Type	Vote	For/Against Management
1.1	To report the 2007 business reports		Non-Voting
1.2	To report the 2007 audited reports reviewed by the Supervisors		Non-Voting
1.3	To report the revision to the rules of Board meetings		Non-Voting
2.1	Approve to ratify 2007 audited reports		Management	For	For
2.2	Approve to ratify 2007 earnings distribution proposal		Management	For	For
3.	Other issues and extraordinary motion		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	56000	0	07-May-2008	07-May-2008

BWT AKTIENGESELLSCHAFT
Security	A1141J105	Meeting Type	Annual General Meeting
Ticker Symbol	BWT_AV	Meeting Date	20-May-2008
ISIN	AT0000737705	Agenda	701554809 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual and Group report of the FY 2007	Management	No Action
2.	Approve the allocation of the net income	Management	No Action
3.	Approve the actions of the Board of Directors	Management	No Action
4.	Approve the actions of the Supervisory Board	Management	No Action
5.	Approve the remuneration of the Supervisory Board	Management	No Action
6.	Elect the Auditors for the FY 2008	Management	No Action
7.	Authorize the Board of Directors to repurchase and, if necessary, to retract own shares composing up to 10% of the initial capital within the next 24 months	Management	No Action
8.	Authorize the Board of Directors to sell own shares not over the stock market after permission of the Supervisory Board	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	0	0	07-May-2008	02-May-2008
4IB0	50P	1986	0	07-May-2008	07-May-2008

DALIAN REFRIGERATION CO LTD
Security	Y1964W104		Meeting Type	Annual General Meeting
Ticker Symbol	200530_CH		Meeting Date	20-May-2008
ISIN	CNE000000VH7		Agenda	701558439 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the 2007 working report of the Board of Directors		Management	For	For
2.	Approve the 2007 working report of the supervisory Committee		Management	For	For
3.	Approve the 2007 financial resolution report		Management	For	For
4.	Approve the 2007 profit distribution plan, cash dividend/10 shares [tax included]: CNY 1.50; bonus issue form profit [shares/10 shares]: none; bonus issue form capital reserve [shares/10 shares]: none		Management	For	For
5.	Amend the Company's Articles of Association		Management	Against	Against
Comments-Inadequate disclosure
6.	Approve the 2008 estimate of the Company's continuing related transactions		Management	Against	Against
Comments-Inadequate disclosure
7.	Appoint the Company's audit firm		Management	Against	Against
Comments-Inadequate disclosure
8.	Approve the 2007 working report of the independent Directors		Management	For	For
9.	Approve the extension of the tenure of the Board of Directors and Supervisory Committee		Management	Against	Against
Comments-Inadequate disclosure
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	76000	0	13-May-2008	13-May-2008

SEMPERIT AG HOLDING, WIEN
Security	A76473122	Meeting Type	Annual General Meeting
Ticker Symbol	SEM_AV	Meeting Date	20-May-2008
ISIN	AT0000785555	Agenda	701563303 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the presentation of the annual report and reporting of the Supervisory Board	Management	No Action
2.	Approve the allocation of the net income	Management	No Action
3.	Approve the actions of the Board of Directors and the Supervisory Board for the FY 2007	Management	No Action
4.	Elect the Supervisory Board	Management	No Action
5.	Elect the Auditors for the FY 2008	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	0	0	07-May-2008	02-May-2008
4IB0	50P	1760	0	07-May-2008	07-May-2008

WASION GROUP LTD
Security	G9463P108		Meeting Type	Annual General Meeting
Ticker Symbol	3393_HK		Meeting Date	21-May-2008
ISIN	KYG9463P1081		Agenda	701556649 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and adopt the audited financial statements and the reports of the Directors and Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend for the YE 31 DEC 2007		Management	For	For
3.A.1	Re-elect Ms. Cao Zhao Hui as an Executive Director of the Company		Management	For	For
3.A.2	Re-elect Mr. Zeng Xin as an Executive Director of the Company		Management	For	For
3.A.3	Re-elect Mr. Wu Jin Ming as an Independent Non-Executive Director of the Company		Management	For	For
3.B	Authorize the Board of Directors to fix the Directors' remuneration		Management	For	For
4.	Re-appoint the Auditors and authorize the Board of Directors to fix their remuneration		Management	For	For
5.A
Authorize the Directors of the Company to allot, issue or deal with additional shares in the capital of the Company and to make or grant offers, agreements and options and rights of exchange or conversion which would or might require the exercise of such power during the relevant peiord, the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this resolution, otherwise than pursuant to: i) a Rights Issue [as specified]; or ii) an issue of shares under any option scheme or similar arrangement for the time being adopted for the grant or issue to officers and/or employees of the Company and/or any of its subsidiary
companies of shares or rights to acquire shares of the Company;
or (iii) the exercise of the subscription or conversion rights attaching to any warrants issued by the Company or any
securities which are convertible into ordinary shares of the
Company, shall not exceed 20% of the total nominal amount of the share capital of the Company in issue on the date of this
Resolution; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Articles of
Association of the Company or any applicable Laws to be held]
			Management	Against	Against
Comments-This would authorize up to 20% new shares without rights, above our 10% guideline
5.B
Authorize the Directors of the Company to repurchase its own shares on the Stock Exchange of Hong Kong Limited [the Stock
Exchange] or any other stock exchange on which the securities of the Company may be listed and recognized by the Securities and
Futures Commission of Hong Kong and the Stock Exchange for
this purpose, subject to and in accordance with all applicable laws and/or the requirements of the Rules governing the Listing of
Securities on the Stock Exchange or of any other stock exchange as amended from time to time during the relevant peiod, the
aggregate nominal amount of share capital repurchased by the
Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of this
Resolution; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Articles of the Company or any applicable Laws to be held]
			Management	For	For
5.C
Approve, conditional upon Resolutions 5A and 5B above being
passed, the aggregate nominal amount of shares which are
repurchased by the Company under the authority granted to the
Directors as mentioned in Resolution 5B above shall be added to the aggregate nominal amount of share capital that may be
allotted or agreed conditionally or unconditionally to be allotted by the Directors of the Company pursuant to Resolution 5A above, provided that the amount of share capital repurchased by the
Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of this
Resolution
			Management	For	For

S.6
Approve, subject to and conditional upon the approval of the
Registrar of Companies in the Cayman Islands and the issue of the certificate on change of name by the Registrar of Companies in the Cayman Islands, to change the name of the Company from
Wasion Meters Group Limited to Wasion Group Limited; and
authorize the Directors of the Company to do all things and sign or execute all documents on behalf of the Company which may in
their opinion be necessary or desirable for the purpose of giving effect to the change of the name of the Company
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	116000	0	13-May-2008	13-May-2008

WASION GROUP LTD
Security	G9463P108		Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol	3393_HK		Meeting Date	21-May-2008
ISIN	KYG9463P1081		Agenda	701571615 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve and ratify, the Sale and Purchase Agreement [the Sale and Purchase Agreement] dated 18 APR 2008 entered into
between Mr. Ji Wei [the Vendor] the chairman of the Board of
Directors of the Company and Oceanbase Group Limited
[Oceanbase], a wholly owned subsidiary of the Company, as
specified, pursuant to which, the Vendor has agreed to sell and
Oceanbase has agreed to purchase the entire issued share
capital in Newest Luck Investment Limited for consideration of not more than RMB 150,000,000and the issue and allotment of
shares of the Company at the price of HKD 3.58 per share as
partial consideration for the said purchase pursuant to the term and subject to the condition of the Sale and Purchase Agreement;
and authorize any one Director to execute the Sale and Purchase
Agreement and to do all such things and take all other steps which, in his/her opinion, may be necessary or desirable in
connection with the transactions contemplated under the Sale and
Purchase Agreement
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	116000	0	13-May-2008	13-May-2008

RPS GROUP PLC
Security	G7701P104		Meeting Type	Annual General Meeting
Ticker Symbol	RPS_LN		Meeting Date	22-May-2008
ISIN	GB0007594764		Agenda	701545634 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Receive and adopt the audited financial statements of the
Company for the period ended 31 DEC 2007 and the reports of
the Directors' and the Auditors' thereon and the auditable part of the Directors' remuneration
			Management	For	For
2.	Re-elect Mr. Brook Land as a Director		Management	For	For
3.	Re-elect Mr. Alan Heame as a Director		Management	For	For
4.	Receive and approve the report on remuneration		Management	For	For
5.	Declare a final dividend for the FYE 31 DEC 2007 of GBP 1.66p payable on 29 MAY 2008 to shareholders on the register at 11 APR 2008		Management	For	For
6.
Re-appoint BDO Stoy Hayward LLP as the Auditors of the
Company until the conclusion of the next general meeting of the
Company at which accounts are laid and authorize the Directors to agree their remuneration
			Management	For	For
7.
Authorize the Directors, in substitution for all existing authorities and in accordance with Section 80 of the Companies Act 1985
[Act], to allot relevant securities [Section 80(2) of the Act] up to an aggregate nominal amount of GBP 877,799; [Authority expires at the conclusion of the next AGM of the Company or 15 months];
and the Directors may allot relevant securities after the expiry of this authority in pursuance of such offer or agreements made prior to such expiry
			Management	For	For
S.8.
Authorize the Directors, in substitution for all existing authorities, subject to the passing of Resolution 7 and in accordance with
Section 95 of the Act, to allot equity securities [Section 94 of the
Act and including equity securities by virtue of Section 94 (3A)] of the Company for cash pursuant to the authority conferred by
Resolution 7, disapplying the statutory pre-emption rights [Section
89(1) of the Act], provided that this power is limited to the allotment of equity securities: i) in connection with a rights issue, open offer or any other pre-emptive offer in favor of equity securities holders(but excluding any share held by the Company as treasury shares(as define in Section 162a (3) of the Act) ii) up to an aggregate nominal amount of GBP 316,110; [Authority
expires on the conclusion of the next AGM of the Company or 15 months]; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	For	For
S.9
Authorize the Company, for the purpose of Section 166 of the Act, to make one or more market purchases [Section 163(3) of the Act]
on the London Stock Exchange of ordinary shares of up to
10,537,001 ordinary shares [5% of the issued share capital as at
13 FEB 2008] of GBP 0.03 each in the capital of the Company, at a minimum price of GBP 0.03 per shares and not more than 5%
above the average of the middle market quotations for such
shares derived from the London Stock Exchange Daily Official
List, for the 5 business days preceding the date of purchase;
[Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months]; the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

4IB0	50P	11326	0	13-May-2008	13-May-2008

GERRESHEIMER AG, DUESSELDORF
Security	D2852S109		Meeting Type	Annual General Meeting
Ticker Symbol	GXI_GR		Meeting Date	23-May-2008
ISIN	DE000A0LD6E6		Agenda	701499558 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 02 MAY 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU.
Non-Voting

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU.
Non-Voting
1.
Presentation of the approved annual financial statements and
Management report-of Gerresheimer AG and the approved
consolidated financial statements and Gro-up Management report for the FY 2006/2007 [01 DEC 2006 - 30 NOV 2007]
Non-Voting
2.	Resolution on appropriation of the net earnings of Gerresheimer AG		Management	For	For
3.	Resolution on formal approval of the actions of the Members of the Management Board		Management	For	For
4.	Resolution on formal approval of the actions of the Members of the Supervisory Board		Management	For	For
5.	Resolution on supplementary election to the Supervisory Board		Management	For	For
6.
The Supervisory Board proposes that Ernst and Young AG,
Wirtschaftsprufungsgesellschaft, Dusseldorf, is appointed as the
Auditors for the Company and the Group and as the Auditor for
the possible examination of interim financial reports for the FY
2007/2008
			Management	For	For
7.
Authorization to issue convertible bonds and warrants bonds and to exclude the subscription right and at the same time creation of conditional capital and corresponding amendment of the Article of
Association
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1420	0	09-May-2008	09-May-2008

MAINLAND HEADWEAR HOLDINGS LTD
Security	G5754W109		Meeting Type	Annual General Meeting
Ticker Symbol	1100_HK		Meeting Date	26-May-2008
ISIN	BMG5754W1091		Agenda	701568632 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the audited financial statements and the reports of the Directors and the Auditors for the YE 31 DEC 2007		Management	For	For
2.	Declare a final dividend of HK 5 cents per share for the YE 31 DEC 2007		Management	For	For
3.1	Re-elect Mr. Cheung Wai Ching as a Director of the Company		Management	For	For
3.2	Re-elect Mr. Leung Shu Yin, William as a Director of the Company		Management	For	For
3.3	Re-elect Mr. Lo Hang Fong as a Director of the Company		Management	For	For
4.	Authorize the Board of Directors to fix the Directors' remuneration		Management	For	For
5.	Appoint the Auditors of the Company and authorize the Board of Directors to fix their remuneration		Management	For	For
6.1
Authorize the Directors of the Company to allot, issue and deal with additional shares in the capital of the Company and to make or grant offers, agreements and options which might require the exercise of such powers generally and unconditionally approved, the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted, otherwise than pursuant to (i) a Rights Issue (ii) the exercise of any option under any share option scheme or similar arrangement for the time
being adopted for the grant or issue to officers, employees of the
Company and/or any of its subsidiaries or other eligible
participants of shares or rights to acquire shares in the Company or (iii) any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of the cash payment for a dividend on shares of the Company in accordance with the Bye-Laws of the Company, shall not exceed the
aggregate of: (i) 20% of the aggregate nominal amount of the share capital of the Company in issue on the date of the passing of this Resolution and the nominal amount of any share capital of the Company repurchased by the Company subsequent to the
passing of this Resolution (up to a maximum equivalent to 10% of the aggregate nominal amount of the share capital of the
Company in issue on the date of passing of this Resolution);
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Bye-Laws of the
Company, the Companies Act 1981 of Bermuda or any other
applicable law of Bermuda to be held]
			Management	Against	Against
Comments-Exceeds our guideline of max 10% share issuance without preemptive rights
6.2
Authorize the Directors of the Company to purchase its shares on the Stock Exchange of Hong Kong Limited [the Stock Exchange]
or any other stock exchange on which the shares of the Company may be listed and recognized by the Securities and Futures
Commission and the Stock Exchange for such purpose, and
otherwise in accordance with the rules and regulations of the
Securities and Futures Commission, the Stock Exchange, the
Companies Act 1981 of Bermuda and all other applicable Laws in this regard, generally and unconditionally approved, the aggregate nominal amount of shares which may be purchased by the
Company pursuant to the approval of this Resolution during the
			Management	For	For

Relevant Period shall not exceed 10% of the aggregate nominal amount of the issued share capital of the Company as at the date of passing of this Resolution; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next AGM of the Company is required by the Bye-Laws of the Company, the Companies Act 1981 of
Bermuda or any other applicable law of Bermuda to be held]

6.3
Authorize the Directors of the Company, subject to the passing of
Resolutions 6.1 and 6.2, to exercise the authority referred to in
Resolution 6.1 above in respect of the share capital of the
Company referred to such Resolution
			Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	252800	0	13-May-2008	13-May-2008

DRILLISCH AG, MAINTAL
Security	D23138106		Meeting Type	Annual General Meeting
Ticker Symbol	DRI_GR		Meeting Date	30-May-2008
ISIN	DE0005545503		Agenda	701552057 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 09 MAY 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2007 FY wit-h the report of the Supervisory Board, the group financial statements and annu-al report, and the report of the
Board of Managing Directors as per Sections 2-89(4) and 315(4)
of the German Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
25,415,335.22 as follows: payment of a dividend of EUR 0.10 per no-par share EUR 20,118,444.12 shall be carried forward Ex-
dividend and payable date 02 JUN 2008
			Management	For	For
3.	Ratification of the acts of the Board of Managing Directors		Management	For	For
4.	Ratification of the acts of the Supervisory Board		Management	For	For
5.	Appointment of the Auditors for the 2008 FY.: BDO Deutsche Warentreuhand AG, Dusseldorf		Management	For	For
6.	Elections to the Supervisory Board		Management	For	For
7.
Renewal of the authorization to acquire own shares up to 10% of its share capital, at a price differing neither more than 10% from the market price of the shares if they are acquired through the stock exchange, nor more than 20%, if they are acquired by way of repurchase offer, on or before 29 NOV 2009; the Board of
Managing Directors shall be authorized to dispose of the shares in a manner other than the stock exchange or an offer to all
shareholders if the shares are sold at a price not materially below their market price, and to use the shares in the connection with mergers and acquisition, and to retire the shares
			Management	For	For
8.	Amendment to the Articles of Association in respect of the object of the Company being adjusted		Management	For	For
9.
Resolution on the revision of the authorized capital, and the corresponding amendments to the Articles of Association, the
Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to increase the share capital by up to
EUR 29,253,957.70 through the issue of new shares against
payment in cash or kind, on or before 29 MAY 2013, shareholders shall be granted subscription rights, except for a capital increase of up to 10% of the Company's share capital against payment in cash if the shares are issued at a price not materially below their market price, for a capital increase in connection with mergers and acquisition, for the issue of employee shares of up to EUR
2,925,395 and for residual amounts
			Management	For	For

10.	Approval of the control and Profit Transfer Agreement with Company's wholly-owned subsidiary Telco Services Gmbh, effect for a period of atleast 5 years		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	10510	0	13-May-2008	13-May-2008

SUPERMAX CORPORATION BHD
Security	Y8310G105		Meeting Type	Annual General Meeting
Ticker Symbol	SUCB_MK		Meeting Date	30-May-2008
ISIN	MYL7106OO007		Agenda	701579128 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the Audited financial statements for the FYE 31 DEC 2007 and the reports of the Directors and the Auditors thereon		Management	For	For
2.	Declare a final tax-exempt dividend of 3.5% per share in respect of the FYE 31 DEC 2007		Management	For	For
3.	Approve a payment of the Director's fees of MYR 294,667 for the YE 31 DEC 2007		Management	For	For
4.	Re-elect Dr. Tan Joo Chai as a Director, who retires by rotation pursuant to Article 88 of the Company's Articles of Association		Management	For	For
5.	Re-elect Mr. Encik Shamsudin @ Samad Bin Kassim as a Director, who retires by rotation pursuant to Article 88 of the Company's Articles of Association		Management	For	For
6.	Re-elect Mr. Encik Rashid Bin Bakar as a Director, who retires by rotation pursuant to Article 88 of the Company's Articles of Association		Management	For	For
7.
Appoint Messrs. Baker Tilly Monteiro Heng as the Auditors of the
Company in place of the retiring Auditors, Messrs. Deloitte
KassimChan and to hold office until the conclusion of the next
AGM and Authorize the Directors to determine their remuneration
			Management	For	For
8.
Authorize the Directors, subject always to the Companies Act,
1965, Articles of Association of the Company and approvals from
Bursa Malaysia Securities Berhad and any other
governmental/regulatory bodies, and pursuant to Section 132D of the Companies Act, 1965 to issue and allot not more than 10% of the issued capital of the Company at any time upon any such
terms and conditions and for such purposes as the Directors may in their absolute discretion deem fit or in pursuance of offers, agreements or options to be made or granted by the Directors while this approval is in force and to make or grant offers, agreements or options which would or might require shares to be issued after the expiration
			Management	For	For
9.
Authorize the Company, subject to compliance with all applicable laws, regulations and the approval of all relevant authorities, to utilize its share premium account based on the latest audited accounts of the Company to purchase up to 10% of the issued
and paid-up ordinary share capital of the Company [Proposal] as may be determined by the Directors of the Company from time to time through Bursa Malaysia Securities Berhad [Bursa Securities]
upon such terms and conditions as the Directors may deem fit and expedient in the interest of the Company; and that at the
discretion of the Directors of the Company, the shares of the
Company to be purchased are to be cancelled and/or retained as treasury shares and distributed as dividends or resold on Bursa
Securities; authorize the Directors of the Company to do all acts and things to give effect to the Proposal with full powers to assent to any condition, modification, revaluation, variation and/or amendment [if any] as may be imposed by the relevant authorities and/or do all such acts and things as the Directors may deem fit and expedient in the best interest of the Company; [Authority expires the earlier of the conclusion of the next AGM of the
Company unless by ordinary resolution passed at that meeting, the authority is renewed, either unconditionally or subject to
			Management	For	For

conditions or the expiration of the period within which the next
AGM of the Company after that date is required to be held
pursuant to Section 143(1) of the Companies Act, 1965, but shall not extend to such extension as may be allowed pursuant to
Section 143[2] of the Companies Act, 1965]; authorize the
Directors to complete and do all such acts and things as they may consider expedient or necessary to give effect to the proposal

10.
Authorize the Company and/or its subsidiary companies [the
Group], the pursuant to Paragraph 10.09 of the Listing
Requirements of Bursa Securities, to enter into and give effect to the recurrent related party transactions of a revenue or trading nature with the related party as specified] provided that such transactions and/or arrangements are: a) necessary for the day-
to-day operations; b) and undertaken in the ordinary course of business and at arm's length basis and on normal commercial
terms which are not more favourable to the related party than those generally available to the public; and c) are not prejudicial to the minority shareholders of the Company [collectively known as the Shareholders' Mandate]; [Authority expires the earlier of the conclusion of the next AGM of the Company at which time it will lapse, unless by a resolution passed at such AGM whereby the authority is renewed or the expiration of the period within which the next AGM of the Company after that date is required to be held pursuant to Section 143(1) of the Companies Act, 1965 [Act], but shall not extend to such extension as may be allowed
pursuant to Section 143[2] of the Act]; authorize the Directors of the Company to complete and do all such acts and things
[including executing all such documents as may be required] as they may consider expedient or necessary to give effect to the shareholders' mandate
			Management	For	For
S.1
Amend the Articles of Association of the Company [as specified]
and authorize the Directors of the Company to assent to any
modifications, variations and/or amendments as may be
considered necessary to give full effect to the proposed
amendments to the Articles of Association of the Company
			Management	For	For
Transact any other business			Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	104200	0	19-May-2008	19-May-2008

CONSTRUCCIONES Y AUXILIAR DE FERROCARRILES SA CAF,
Security	E31774115		Meeting Type	Ordinary General Meeting
Ticker Symbol			Meeting Date	07-Jun-2008
ISIN	ES0121975017		Agenda	701558390 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 08
JUN 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU.
Non-Voting
1.	Approve the annual accounts and Management of the Board for the Company and the group for the period 2007		Management	For	For
2.	Approve the application of earnings from 2007 including dividends of 8, 5 EUR per share		Management	For	For
3.	Grant authority for the acquisition of own shares over-riding the authorization granted 02 JUN 2007		Management	For	For
4.	Appoint and re-elect the Board Members		Management	For	For
5.	Re-elect the Accounts Auditors		Management	For	For
6.	Authorize the Board for the execution of the resolutions adopted in the meeting		Management	For	For
7.	Approve the minutes		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	106	0	21-May-2008	21-May-2008

K LASER TECHNOLOGY INC.
Security	Y5010S108		Meeting Type	Annual General Meeting
Ticker Symbol	2461_TT		Meeting Date	13-Jun-2008
ISIN	TW0002461001		Agenda	701564393 - Management
Item	Proposal		Type	Vote	For/Against Management

AS PER TRUST ASSOCIATION'S PROXY VOTING
GUIDELINES, EVERY SHAREHOLDER IS ELIGI-BLE TO BE
NOMINATED AS A CANDIDATE AND BE ELECTED AS A
DIRECTOR OR A SUPERVISO-R, REGARDLESS OF BEING
RECOMMENDED BY THE COMPANY AND/OR BY OTHER
PARTIES. IF-YOU INTEND TO VOTE FOR A LISTED
CANDIDATE, YOU WILL NEED TO CONTACT THE CANDID-
ATE AND/OR THE ISSUING COMPANY TO OBTAIN THE
CANDIDATE'S NAME AND ID NUMBER. W-ITHOUT SUCH
SPECIFIC INFORMATION, AN ELECTION WOULD BE DEEMED
AS A 'NO VOTE'.
Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 457293 DUE TO DELETION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.1	To report the 2007 business reports		Non-Voting
1.2	To report the 2007 audited reports reviewed by Supervisors		Non-Voting
1.3	To report the status of the buyback treasury stocks		Non-Voting
1.4	Approve the reason of issuing corporate bond and other related reports		Non-Voting
1.5	Other reports		Non-Voting
2.1	Ratify the 2007 business and financial reports		Management	Against	Against
Comments-Inadequate disclosure provided by the company
2.2	Ratify the 2007 earnings distribution proposal, [proposed cash dividend: TWD 0.7/share, proposed stock dividend : 80 shares/1000 shares]		Management	Against	Against
Comments-Inadequate disclosure provided by the company
2.3	Approve to revise the Articles of Incorporation		Management	Against	Against
Comments-Inadequate disclosure provided by the company
3.	Elect the Directors and Supervisors		Management	Against	Against
Comments-Inadequate disclosure provided by the company
4.	Approve to release the Directors from non-competition duties		Management	Against	Against
Comments-Inadequate disclosure provided by the company
5.	Other issues and extraordinary motions		Management	Against	Against
Comments-Inadequate disclosure provided by the company
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	70000	0	09-Jun-2008	09-Jun-2008

TAIWAN PAIHO CO LTD
Security	Y8431R105		Meeting Type	Annual General Meeting
Ticker Symbol	9938_TT		Meeting Date	13-Jun-2008
ISIN	TW0009938001		Agenda	701566955 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 456058 DUE TO RECEIPT OF A-DDITIONAL RESOLUTIONS.
ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISR-EGARDED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

AS PER TRUST ASSOCIATION'S PROXY VOTING
GUIDELINES, EVERY SHAREHOLDER IS ELIGI-BLE TO BE
NOMINATED AS A CANDIDATE AND BE ELECTED AS A
DIRECTOR OR A SUPERVISO-R, REGARDLESS OF BEING
RECOMMENDED BY THE COMPANY AND/OR BY OTHER
PARTIES. IF-YOU INTEND TO VOTE FOR A LISTED
CANDIDATE, YOU WILL NEED TO CONTACT THE CANDID-
ATE AND/OR THE ISSUING COMPANY TO OBTAIN THE
CANDIDATE'S NAME AND ID NUMBER. W-ITHOUT SUCH
SPECIFIC INFORMATION, AN ELECTION WOULD BE DEEMED
AS A 'NO VOTE'
Non-Voting
1.1	To report business operation result of FY 2007		Non-Voting
1.2	To report Supervisors review financial reports of FY 2007		Non-Voting
1.3	To report the status of endorsements/guarantees of FY 2007		Non-Voting
1.4	To report the status of lending funds to others		Non-Voting
1.5	To report the status of investment in Mainland China of FY 2007		Non-Voting
1.6	To report the amendment of Board of Directors meeting rules		Non-Voting
2.1	Ratify the financial reports of FY 2007		Management
2.2	Ratify the net profit allocation of FY 2007 cash dividend TWD 0.8 per share		Management	Against	Against
3.1	Approve to discuss issuing additional shares stock dividend:100/1000		Management	Against	Against
3.2	Amend the Company Articles		Management	Against	Against
3.3	Authorize the Board of Directors and amend the ratio and structure investment in Mainland China of other Companies		Management	Against	Against
3.4	Elect the Directors and Supervisors		Management	Against	Against
3.5	Approve the relieve restrictions on Directors' and Managers' acting as Directors or Managers of other Companies		Management	Against	Against
3.6	Approve to delete Article 2-3 of Company Articles		Management	Against	Against
4.	Others and extraordinary proposals		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	54900	0	09-Jun-2008

CLOETTA FAZER AB, LJUNGSBRO
Security	W0070F106	Meeting Type	Ordinary General Meeting
Ticker Symbol	CFAB_SS	Meeting Date	16-Jun-2008
ISIN	SE0000102642	Agenda	701593368 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
446552 DUE TO CHANGE IN THE M-EETING DATE. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
1.	Opening of the AGM	Management	No Action
2.	Elect Mr. Claes Beyer, Lawyer, as the Chairman of the AGM	Management	No Action
3.	Approve the voting list	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect two persons to check and sign the minutes	Management	No Action
6.	Approve whether the AGM has been duly convened	Management	No Action
7.	Receive the annual report, the audit report, the consolidated financial statements and the consolidated audit report for the FY 2007	Management	No Action
8.	Adopt the profit and loss accounts and the balance sheets of the Parent Company and the Group	Management	No Action
9.
Approve a regular dividend of SEK 7.00 and an extra dividend of
SEK 3.00, together amounting to SEK 10.00 per share; the
proposed past record date for entitlement to dividends is
Thursday, 19 JUN 2008; provided that the AGM approves the
proposal, dividends are expected to be disbursed by VPC AB on
Wednesday, 25 JUN 2008; and the proposed dividend
corresponds to a total distribution of SEK 241.2 million
Management	No Action
10.	Grant discharge from liability to the Members of the Board of Directors and the Managing Director	Management	No Action
11.	Approve the number of the Board Members, fees to be paid to the Board of Directors; and elect the Board Members and the Board Chairman	Management	No Action
12.	Approve the decision on criteria for the Nominating Committee as specified	Management	No Action
13.	Approve the principles for the remuneration and other terms of employment for the Senior Executives as specified	Management	No Action

14.	Adjournment of the AGM	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	1850	0	27-May-2008	27-May-2008

CORIN GROUP PLC
Security	G2423Y103		Meeting Type	Annual General Meeting
Ticker Symbol	CRG_LN		Meeting Date	17-Jun-2008
ISIN	GB0031526527		Agenda	701568290 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive the report of the Directors and the accounts for the YE 31 DEC 2007 and the Auditors report on the accounts		Management	For	For
2.	Approve the Directors' remuneration report for the YE 31 DEC 2007		Management	For	For
3.	Declare a final dividend of 0.9 pence per ordinary share		Management	For	For
4.	Re-appoint Mr. L. Wilding as a Director		Management	For	For
5.	Re-appoint Mr. P. Huntley as a Director		Management	For	For
6.
Re-appoint BDO Stoy Hayward LLP as the Auditors of the
Company, to hold office until the conclusion of the next AGM at which audited accounts are laid before for the Company and
authorize the Directors to determine their remuneration
			Management	For	For
7.
Authorize the Directors, [in substitution for all subsisting authorities to the extent unused] to exercise all the powers of the
Company, to allot relevant securities [Section 80(2) of the Act] up to an aggregate nominal amount of GBP 351,379; [Authority
expires the earlier of the AGM of the Company in 2009 or 15
months after the date of passing of this resolution]; and the
Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	Against	Against
Comments-There was inadequate company disclosure pertaining to this item.
S.8
Authorize the Directors, subject to the passing of Resolution 7 and pursuant to Section 95 of the Companies Act 1985, to allot equity securities [Section 94(2) of the Act] for cash pursuant to the general authority conferred on them by Resolution 9 and/or to sell equity securities held as treasury shares for cash pursuant to
Section 162D of that Act, in each case as if [Section 89(1)] of that
Act, provided that this power is limited to the allotment and/or sale of equity securities: a) in connection with an issue or offer, open for acceptance for a period fixed by the Directors, to holders of ordinary share[other than the Company] on the register on any record date fixed by the Directors in proportion to the respective number of ordinary shares deemed to be held, subject to such exclusions or other arrangements as the Directors may deem
necessary or expedient in relation to fractional entitlements, legal or practical problems arising in any overseas territory, the requir3ments of any regulatory body or stock exchange or any other matters; and b) in case of relevant shares [Section 94(5) of that Act], an aggregate nominal amount or in case of other equity securities, giving the right to subscribe for or convert into relevant shares having an aggregate nominal value not exceeding in
aggregate the sum of GBP 52,706; [Authority expires the earlier of the AGM of the Company in 2009 or 15 months after the date of passing of this resolution]; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
			Management	Against	Against
Comments-There was inadequate company disclosure pertaining to this item.
S.9
Approve the Articles of Association of the Company as specified, and adopt as the new Articles of Association, in substitution for, and the exclusion of the existing Articles of Association with effect from the conclusion of the 2008 AGM
			Management	Against	Against

Comments-There was inadequate company disclosure pertaining to this item.
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	4787	0	09-Jun-2008	09-Jun-2008

ROBERTET SA, GRASSE
Security	F78649120		Meeting Type	MIX
Ticker Symbol	RBT_FP		Meeting Date	17-Jun-2008
ISIN	FR0000039091		Agenda	701597556 - Management
Item	Proposal		Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followin-g applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions will-be forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
O.1
Receive the reports of the Executive Committee, Supervisory
Board and the Auditors; approve the Company's financial
statements for the YE in31 DEC 2007, as presented and the
expenses and charges that were not tax deductible of EUR
106,890.00 with a corresponding tax of EUR 36,802.00; grant
permanent discharge to the Members of the Executive Committee for the performance of their duties during the said FY
			Management	Against	Against
Comments-Voting against due to inadequate disclosure
O.2
Approve the recommendations of the Executive Committee and
resolves that the income for the FY of EUR 5,726,533.79, be
appropriated as follows: dividends: EUR 4,444,490.00 and the balance of EUR 1,282,043.79 to the other reserves, receive net dividend of EUR 2.00 per share [each 1 of a par value of EUR
2.50] and will entitle to the 40% deduction provided by the French
Tax Code; this dividend will be paid on 01 JUL 2008, a sum of
EUR 488,893.90 will be paid to the department of the treasury as required by law, it is reminded that, for the last 3 FYs, the dividend paid were as follows: EUR 3,775,460.00 for FY 2004, entitled to the 50% deduction provided by the French Tax Code, EUR
3,999,922.00 for FY 2005, entitled to the 50% deduction provided by the French Tax Code, EUR 4,197,940.00 FY 2006 entitled to the 50% deduction provided by the French Tax Code
			Management	Against	Against
Comments-Voting against due to inadequate disclosure
O.3	Approve to place at disposal of the Supervisory Board total annual fees of EUR 100,000.00		Management	Against	Against
Comments-Voting against due to inadequate disclosure
O.4	Receive the special report of the Auditors on agreements governed by Articles L.225-86 and Seq., of the French Commercial Code, approve the said report and the agreements referred to therein		Management	Against	Against
Comments-Voting against due to inadequate disclosure
E.5
Authorize the Company to trade in the Company's shares on the stock market subject to the conditions as specified: maximum purchase price: EUR 120.00 per share and EUR 100.00 for non
voting preference share maximum number of shares to be
acquired 10% of the share capital, [Authority shall expire until 18 months]it supersedes the authorization granted by the previous shareholders meeting of 14 JUN 2007
			Management	For	For
E.6	Grant full powers to the bearer of an original, a copy of extract of the minutes of this meeting to carry out all filing, publications and other formalities prescribed by law		Management	Against	Against

Comments-Voting against due to inadequate disclosure
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	340	0	04-Jun-2008	04-Jun-2008

UNITED PLANTATIONS BHD
Security	Y92490104		Meeting Type	Annual General Meeting
Ticker Symbol	UPL_MK		Meeting Date	21-Jun-2008
ISIN	MYL2089OO000		Agenda	701592936 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Receive and approve the financial statements for the YE 31 DEC 2007 together with the reports of the Directors and the Auditors thereon		Management	For	For
2.	Approve the recommendation of the Directors and the payment of a final dividend of 20% gross per share less 26% Malaysia Income Tax for the YE 31 DEC 2007		Management	For	For
3.	Approve the Directors' fees for 2007		Management	For	For
4.	Re-elect Dato' Carl Bek-Nielsen as a Director, who retires by rotation pursuant to Article 92 of the Company's Articles of Association		Management	For	For
5.	Re-elect Mr. Jeremy Derek Campbell Diamond as a Director, who retires by rotation pursuant to Article 92 of the Company's Articles of Association		Management	For	For
6.	Re-elect Mr. Mohamad Nasir bin Ab. Latif as a Director, who retires by rotation pursuant to Article 92 of the Company's Articles of Association		Management	For	For
7.	Re-appoint Messrs. Ernst & Young as the Auditors of the Company for the year 2008 and authorize the Directors to fix their remuneration		Management	For	For
8.
Authorize the Company and its subsidiary Companies to seek
renewal of shareholders' mandate for Recurrent related party transactions of a revenue or trading nature to enter into and to give effect to the specified recurrent Related party transactions with the specified mandated related parties as stated in Section
2.4, part A of the circular to shareholders dated 21 MAY 2008 which are necessary for the group's day to day operations subject to the following: i) the transactions are in the ordinary course of business and are on normal Commercial terms which are not
more favorable to the mandated related parties than those
generally available to the public and not detrimental to the minority shareholders; and ii) disclosure is made in the annual report of the aggregate value of the transactions conducted pursuant to the above said mandate during the FY; [Authority expires the earlier of the conclusion of the next AGM of the Company in 2009 at which time it will lapse, unless by a resolution passed at the meeting, the authority is renewed or the expiration of the period within which the next AGM is required to be held pursuant to section 143[1] of the Malaysian Companies act, 1965 [ the act ] [but shall not extend to such extension as may be allowed pursuant to section
143[2] of the act]; and Authorize the Directors and the Secretary of
the Company to complete and do all such acts and things as they may consider expedient or necessary to give effect to the
proposed mandate
			Management	For	For
9.
Authorize the Company, subject to the Companies Act, 1965
Articles of Association, the listing requirements of Bursa Malaysia
Securities Berhad [Bursa Securities] and all relevant governmental and/or regulatory authorities, where applicable, to purchase and/or hold such amount of ordinary shares of MYR1.00 each in the
Company [Proposed Share Buy-Back] as may be determined by
the Directors of the Company from time to time and upon such terms and conditions as the Directors may deem fit and expedient in the interest of the Company provided that the aggregate
			Management	For	For

number of ordinary shares purchased and/or held pursuant to this resolution shall not exceed 10% of the total issued and paid-up share capital of the Company at any given point in time and an amount of funds not exceeding the total retained profits of the
Company of MYR 751,631,000 and/or share premium account of
the Company of MYR 181,920,000 based on the audited financial statements for the FYE 31 DEC 2007 be utilized by the Company for the Proposed Share Buy-Back and that at the discretion of the
Directors of the Company, the ordinary shares of the Company to be purchased may be cancelled and/or retained as treasury
shares and subsequently distributed as dividends or resold on
Bursa Securities or be cancelled and authorize the Directors of the
Company to do all Acts and things to give effect to the Proposed
Share Buy-Back; [Authority expires the earlier of the conclusion of the next AGM of the Company in 2009 at which time it will lapse, unless by a resolution passed at the meeting, the authority is renewed, either unconditionally or subject to conditions; or the expiration of the period within which the next AGM is required to be held pursuant to Section 143[1] of the Malaysian Companies
Act, 1965 [ the Act ] but shall not extend to such extension as may be allowed pursuant to Section 143[2] of the Act]; but not so as to prejudice the completion of purchase(s) by the Company before the aforesaid date and in any event, in accordance with the
provisions in the guidelines issued by Bursa Securities and /or by any other relevant authorities

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	20700	0	13-Jun-2008	13-Jun-2008

LEM HOLDING SA, PLAN-LES-OUATES
Security	H48909149		Meeting Type	Annual General Meeting
Ticker Symbol	LEHN_SW		Meeting Date	27-Jun-2008
ISIN	CH0022427626		Agenda	701444882 - Management
Item	Proposal		Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.			Non-Voting
1.
TO VOTE IN THE UPCOMING MEETING, YOUR NAME MUST
BE NOTIFIED TO THE COMPANY REGISTRAR AS BENEFICIAL
OWNER BEFORE THE RECORD DATE. PLEASE ADVISE US
NOW IF YOU INTEND TO VOTE. NOTE THAT THE COMPANY
REGISTRAR HAS DISCRETION OVER GRANTING VOTING
RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND
NOTIFICATION WILL BE ISSUED REQUESTING YOUR
VOTING INSTRUCTIONS
			Registration	For	Against

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ACTUAL RECORD DATE. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	246	0	13-Jun-2008	13-Jun-2008
4IB0	50P	0	0	13-Jun-2008

LEM HOLDING SA, PLAN-LES-OUATES
Security	H48909149	Meeting Type	Annual General Meeting
Ticker Symbol	LEHN_SW	Meeting Date	27-Jun-2008
ISIN	CH0022427626	Agenda	701624214 - Management
Item	Proposal	Type	Vote	For/Against Management
THE PRACTICE OF SHARE BLOCKING VARIES WIDELY IN THIS MARKET. PLEASE CONTACT YO-UR CLIENT SERVICE REPRESENTATIVE TO OBTAIN BLOCKING INFORMATION FOR YOUR ACCOU-NTS.	Non-Voting

PLEASE NOTE THAT THIS IS THE PART II OF THE MEETING
NOTICE SENT UNDER MEETING-438751, INCLUDING THE
AGENDA. TO VOTE IN THE UPCOMING MEETING, YOUR
NAME MUST-BE NOTIFIED TO THE COMPANY REGISTRAR
AS BENEFICIAL OWNER BEFORE THE RE-REGISTR-ATION
DEADLINE. PLEASE NOTE THAT THOSE INSTRUCTIONS
THAT ARE SUBMITTED AFTER T-HE CUTOFF DATE WILL BE
PROCESSED ON A BEST EFFORT BASIS. THANK YOU.
Non-Voting
1.	Approve the annual report, annual financial statements of Lem Holding SA, consolidated financial statements of the group; acknowledgement of the Auditors and the Group Auditors	Management	No Action
2.	Approve the appropriation of the balance sheet profit	Management	No Action
3.	Grant discharge from liability of the Board of Directors	Management	No Action
4.1	Re-elect Mr. Felix Bagdasarjanz to the Board of Directors	Management	No Action
4.2	Re-elect Mr. Fritz Fahrni to the Board of Directors	Management	No Action
4.3	Re-elect Mr. Anton Lauber to the Board of Directors	Management	No Action
4.4	Re-elect Mr. Peter Rutishauser to the Board of Directors	Management	No Action
4.5	Re-elect Mr. Ueli Wampfler to the Board of Directors	Management	No Action
5.	Elect the Auditors and the Group Auditors of the Lem Group	Management	No Action
6.	Miscellaneous	Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
4IB0	50P	246	0	13-Jun-2008	13-Jun-2008

LATECOERE, TOULOUSE
Security	F51177107	Meeting Type	Ordinary General Meeting
Ticker Symbol	LAT_FP	Meeting Date	27-Jun-2008
ISIN	FR0000032278	Agenda	701636954 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 482005 DUE TO ADDITIONAL R-ESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions. The followi-ng applies to Non-
Resident Shareowners: Proxy Cards: Voting instructions wil-l be forwarded to the Global Custodians that have become Registered
Intermedia-ries, on the Vote Deadline Date. In capacity as
Registered Intermediary, the G-lobal Custodian will sign the Proxy
Card and forward to the local custodian. I-f you are unsure
whether your Global Custodian acts as Registered Intermediary-, please contact your representative"
Non-Voting
1.
Receive the reports of the Executive Committee and the Auditors, and approve the Company's financial statements for the YE in
2007, as presented net result: EUR 10,379,451.00 the
shareholders' meeting approves the expenses and charges that were not tax deductible of EUR 6,545.00 with a Corresponding
Tax
		Management	For	For
2.
Receive the reports of the Executive Committee and the Auditors, and approve the consolidated financial statements for the said FY, in the form presented to the meeting result [part of the Group]:
EUR 17,959,626.00
		Management	For	For
3.
Receive the special report of the Auditors on agreements
Governed by Article L.225.86 and ones of the French Commercial
Code, and approve the agreements entered into or which
remained in force during the FY
		Management	For	For
4.
Approve to appropriate the profit for the year of EUR
10,379,451.00 to the other reserves account; the shareholders'
meeting approves the expenses and charges that were not tax
deductible of EUR 2,335.00 with the corresponding tax; as
required by Law, it is reminded that, for the previous 3 FY's, the dividends paid, were, as specified: EUR 5,671,647.00 for FY 2004
EUR 8,179,497.00 for FY 2005 EUR 6, 457,497,75 for FY 2006
		Management	For	For
5.	Approve to award annual fees to the Supervisory Board	Management	For	For
6.
Authorizes the Executive Committee to buy back the Company's shares on the open market, subject to the conditions described below: maximum purchase price: EUR 55.00 maximum number of
shares to be acquired: 10% of the share capital maximum funds invested in the share buybacks: EUR 47,354,945.00; [Authority expires at the end of 18 month period] to take all necessary measures and accomplish all necessary formalities
		Management	For	For
7.	Approve to renew the appointment of Cabinet KPGM audit as the Statutory Auditor holder for a 6 year period	Management	For	For
8.	Approve to renew the appointment of Mr. M. Patrick Carricondo as the Supplying Statutory Auditor for a 6 year period	Management	For	For
9.	Receive the special report of the Auditors on agreements Governed by Article L.225.79.1 of the French Commercial Code, and approve the agreements concluded with Francois Bertrand	Management	For	For
10.	Receive the special report of the Auditors on agreements Governed by Article L.225.79.1 of the French Commercial Code, and approve the agreements concluded with Jean Jacques Pigneres	Management	For	For
11.	Grants full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings, publications and other formalities prescribed By-Law	Management	For	For

The following proxies were not voted due to an administration error.

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
6845_JP	698554003	"YAMATAKE CORPORATION"	2200	06/27/08	Not yet published

Agenda Items
	1	NON-VOTABLE	Please reference meeting materials.
1	2	MANAGEMENT	Approve Appropriation of Retained Earnings
2	3	MANAGEMENT	Amend the Articles of Incorporation
3.1	4	MANAGEMENT	Appoint a Director
3.2	5	MANAGEMENT	Appoint a Director
3.3	6	MANAGEMENT	Appoint a Director
3.4	7	MANAGEMENT	Appoint a Director
3.5	8	MANAGEMENT	Appoint a Director
3.6	9	MANAGEMENT	Appoint a Director
3.7	10	MANAGEMENT	Appoint a Director
3.8	11	MANAGEMENT	Appoint a Director

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
4109_JP	617558903	"STELLA CHEMIFA CORPORATION"	300	06/10/08	Not yet published

Agenda
1.1	1	MANAGEMENT	Appoint a Director
1.2	2	MANAGEMENT	Appoint a Director
1.3	3	MANAGEMENT	Appoint a Director
1.4	4	MANAGEMENT	Appoint a Director
2.1	5	MANAGEMENT	Appoint a Corporate Auditor
2.2	6	MANAGEMENT	Appoint a Corporate Auditor
2.3	7	MANAGEMENT	Appoint a Corporate Auditor
2.4	8	MANAGEMENT	Appoint a Corporate Auditor

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
6005_JP	659777007	"MIURA CO.,LTD."	2700	06/27/08	Not yet published

Agenda
1	1	MANAGEMENT	Approve Appropriation of Profits
2.1	2	MANAGEMENT	Appoint a Director
2.2	3	MANAGEMENT	Appoint a Director
2.3	4	MANAGEMENT	Appoint a Director
2.4	5	MANAGEMENT	Appoint a Director
2.5	6	MANAGEMENT	Appoint a Director
2.6	7	MANAGEMENT	Appoint a Director
2.7	8	MANAGEMENT	Appoint a Director
2.8	9	MANAGEMENT	Appoint a Director
2.9	10	MANAGEMENT	Appoint a Director
2.1	11	MANAGEMENT	Appoint a Director
2.11	12	MANAGEMENT	Appoint a Director
2.12	13	MANAGEMENT	Appoint a Director
2.13	14	MANAGEMENT	Appoint a Director
3	15	MANAGEMENT	Approve Provision of Retirement Allowance for Directors

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
8423_JP	B049MM904	"FIDEC CORPORATION"	50	06/25/08	Not yet published

Agenda
1	1	MANAGEMENT	Approve Appropriation of Profits
2.1	2	MANAGEMENT	Appoint a Director
2.2	3	MANAGEMENT	Appoint a Director
2.3	4	MANAGEMENT	Appoint a Director
2.4	5	MANAGEMENT	Appoint a Director
3.1	6	MANAGEMENT	Appoint a Corporate Auditor
3.2	7	MANAGEMENT	Appoint a Corporate Auditor
3.3	8	MANAGEMENT	Appoint a Corporate Auditor

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
2306_JP	652874900	"VIC TOKAI CORPORATION"	12400	06/26/08	Not yet published

Agenda

1	1	MANAGEMENT	Approve Appropriation of Profits
2.1	2	MANAGEMENT	Appoint a Director
2.2	3	MANAGEMENT	Appoint a Director
3	4	MANAGEMENT	Approve Provision of Retirement Allowance for Directors

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
6140_JP	605478007	"ASAHI DIAMOND INDUSTRIAL CO.,L"	9000	06/27/08	Not yet published

Agenda

1	1	MANAGEMENT	Approve Appropriation of Profits
2.1	2	MANAGEMENT	Appoint a Director
2.2	3	MANAGEMENT	Appoint a Director
3.1	4	MANAGEMENT	Appoint a Corporate Auditor
3.2	5	MANAGEMENT	Appoint a Corporate Auditor
3.3	6	MANAGEMENT	Appoint a Corporate Auditor
3.4	7	MANAGEMENT	Appoint a Corporate Auditor
4	8	MANAGEMENT	Approve Adoption of Anti-Takeover Defense Measures
5	9	MANAGEMENT	Shareholder Proposal - Remove a Director: Susumu Kita

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
4540_JP	690691001	"TSUMURA & CO."	3000	06/27/08	Not yet published

Agenda
1	1	MANAGEMENT	Approve Appropriation of Profits
2.1	2	MANAGEMENT	Appoint a Director
2.2	3	MANAGEMENT	Appoint a Director
2.3	4	MANAGEMENT	Appoint a Director
2.4	5	MANAGEMENT	Appoint a Director
2.5	6	MANAGEMENT	Appoint a Director
2.6	7	MANAGEMENT	Appoint a Director
2.7	8	MANAGEMENT	Appoint a Director
2.8	9	MANAGEMENT	Appoint a Director

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
7966_JP	633008008	"LINTEC CORPORATION"	4100	06/25/08	Not yet published

Agenda
1.1	1	MANAGEMENT	Appoint a Director
1.2	2	MANAGEMENT	Appoint a Director
1.3	3	MANAGEMENT	Appoint a Director
1.4	4	MANAGEMENT	Appoint a Director
1.5	5	MANAGEMENT	Appoint a Director
1.6	6	MANAGEMENT	Appoint a Director
1.7	7	MANAGEMENT	Appoint a Director
1.8	8	MANAGEMENT	Appoint a Director
1.9	9	MANAGEMENT	Appoint a Director
1.1	10	MANAGEMENT	Appoint a Director
1.11	11	MANAGEMENT	Appoint a Director
1.12	12	MANAGEMENT	Appoint a Director
1.13	13	MANAGEMENT	Appoint a Director
1.14	14	MANAGEMENT	Appoint a Director
1.15	15	MANAGEMENT	Appoint a Director
1.16	16	MANAGEMENT	Appoint a Director
2	17	MANAGEMENT	Appoint a Corporate Auditor
3	18	MANAGEMENT	Approve Revision and Extension of the Anti-Takeover Defense Measures

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
4966_JP	608901906	"C.UYEMURA & CO.,LTD."	1300	06/27/08	Not yet published

Agenda
1	1	MANAGEMENT	Approve Appropriation of Profits
2	2	MANAGEMENT	Appoint a Corporate Auditor
3	3	MANAGEMENT	Approve Provision of Retirement Allowance for Corporate Auditors

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
7283_JP	601064900	"AISAN INDUSTRY CO.,LTD."	5400	06/19/08	Not yet published

Agenda
1	1	MANAGEMENT	Approve Appropriation of Profits
2.1	2	MANAGEMENT	Appoint a Director
2.2	3	MANAGEMENT	Appoint a Director
2.3	4	MANAGEMENT	Appoint a Director
2.4	5	MANAGEMENT	Appoint a Director
2.5	6	MANAGEMENT	Appoint a Director
2.6	7	MANAGEMENT	Appoint a Director
2.7	8	MANAGEMENT	Appoint a Director
2.8	9	MANAGEMENT	Appoint a Director
2.9	10	MANAGEMENT	Appoint a Director
2.1	11	MANAGEMENT	Appoint a Director
2.11	12	MANAGEMENT	Appoint a Director
2.12	13	MANAGEMENT	Appoint a Director
2.13	14	MANAGEMENT	Appoint a Director
2.14	15	MANAGEMENT	Appoint a Director
2.15	16	MANAGEMENT	Appoint a Director
2.16	17	MANAGEMENT	Appoint a Director
2.17	18	MANAGEMENT	Appoint a Director
2.18	19	MANAGEMENT	Appoint a Director
3.1	20	MANAGEMENT	Appoint a Corporate Auditor
3.2	21	MANAGEMENT	Appoint a Corporate Auditor
3.3	22	MANAGEMENT	Appoint a Corporate Auditor
3.4	23	MANAGEMENT	Appoint a Corporate Auditor
3.5	24	MANAGEMENT	Appoint a Corporate Auditor
4	25	MANAGEMENT	Authorize Use of Stock Options
5	26	MANAGEMENT	Approve Provision of Retirement Allowance for Directors and Corporate Auditors, and Special Payment for Deceased Corporate Auditor
6	27	MANAGEMENT	Approve Payment of Bonuses to Directors and Corporate Auditors

Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
7956_JP	668808900	"PIGEON CORPORATION"	500	04/28/08	Not yet published

Agenda
1	1	MANAGEMENT	Approve Appropriation of Profits
2	2	MANAGEMENT	Amend Articles to: Expand Business Lines
3.1	3	MANAGEMENT	Appoint a Director
3.2	4	MANAGEMENT	Appoint a Director
3.3	5	MANAGEMENT	Appoint a Director
3.4	6	MANAGEMENT	Appoint a Director
3.5	7	MANAGEMENT	Appoint a Director
3.6	8	MANAGEMENT	Appoint a Director
3.7	9	MANAGEMENT	Appoint a Director
4	10	MANAGEMENT	Approve Provision of Retirement Allowance for Directors
5	11	MANAGEMENT	Approve Adoption of the Anti-Takeover Defense Measure
Ticker Symbol	CUSIP	Security	Shares	Meeting Date	How Management was voting
9793_JP	626316905	"DAISEKI CO.,LTD."	2280	05/22/08	Not yet published

Agenda Items

1	1	MANAGEMENT	Approve Appropriation of Profits
2	2	MANAGEMENT	Appoint a Director
3.1	3	MANAGEMENT	Appoint a Corporate Auditor
3.2	4	MANAGEMENT	Appoint a Corporate Auditor
3.3	5	MANAGEMENT	Appoint a Corporate Auditor
3.4	6	MANAGEMENT	Appoint a Corporate Auditor
4	7	MANAGEMENT	Amend the Compensation to be Received by Corporate Auditors

Harding Loevner Frontier Emerging Markets Portfolio
Investment Company Report

ATLANTIC GRUPA D.D. ZA UNUTARNJU I VANJSKU TRGOVIN
Security	ADPV11141		Meeting Type	Annual General Meeting
Ticker Symbol	ATGRRA_CZ		Meeting Date	17-Jun-2008
ISIN	HRATGRRA0003		Agenda	701581034 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 29
JUL 2008. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU.
Non-Voting
1.	Approve the AGM opening, identification of shareholders and their attorneys and determination of quorum		Management	For	For
2.	Approve the annual financial reports and consolidated financial report of the Atlantica Grupa D.D. for 2007, the Supervisory Board report on conducted supervision in 2007		Management	For	For
3.	Approve the decision on use of profit earned in 2007		Management	For	For
4.	Approve the decision on release of the Supervisory Board Members for the 2007		Management	For	For
5.	Approve the decision on release of the Management Board Members for the 2007		Management	For	For
6.	Authorize the Management Board to acquire own shares		Management	For	For
7.	Approve the decision on exclusion of priority rights in acquiring of new shares		Management	For	For
8.	Adopt the new Statute		Management	For	For
9.	Appoint the Auditors for the 2008		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
IZW0	50P	40	0	02-Jun-2008	02-Jun-2008

EQUITY BANK LTD, NAIROBI
Security	V3254M104		Meeting Type	Annual General Meeting
Ticker Symbol	EQBNK_KN		Meeting Date	25-Jun-2008
ISIN	KE0000000554		Agenda	701645903 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 489240 DUE TO ADDITION OF-RESOLUTIONS AND
CHANGE IN MEETING DATE. ALL VOTES RECEIVED ON THE
PREVIOUS MEE-TING WILL BE DISREGARDED AND YOU
WILL NEED TO REINSTRUCT ON THIS MEETING NOTIC-E.
THANK YOU.
Non-Voting
1.	Approve to read the notice convening the meeting		Management	For	For
2.	Receive and adopt the annual report and financial statements for the YE 31 DEC 2007 together with the Chairman's, the Directors' and the Auditors' reports thereon		Management	For	For
3.	Approve the first and final dividend for the YE 31 DEC 2007 of KES 2.00 per ordinary share of KES 5.00 par value subject to withholding tax where applicable		Management	For	For
4.A	Re-elect Mr. Peter Kahara Munga as a Director, who retires in accordance with Article 100 of the Company's Articles of Association		Management	For	For
4.B	Re-elect Mr. Julius Kangogo Kipng'etich as a Director, who retires in accordance with Article 100 of the Company's Articles of Association		Management	For	For
4.C	Re-elect Mr. Peter Njeru Gachuba as a Director, who retires in accordance with Article 100 of the Company's Articles of Association		Management	For	For
4.D	Elect Mr. Babatunde Temitope Soyoye as a Director, who retires in accordance with Article 101 of the Company's Articles of Association		Management	For	For
4.E	Elect Mr. Temitope Olugbeminiyi Lawani as a Director, who retires in accordance with Article 101 of the Company's Articles of Association		Management	For	For
5.	Approve to fix the remuneration of the Directors		Management	For	For
6.
Approve that the Auditors Messrs. Ernst & Young, being eligible and having expressed their willingness, will continue in office in accordance with Section 159(2) of the Companies Act [Cap 486]
and authorize the Directors to fix their remuneration
			Management	For	For
7.	Any other business		Non-Voting
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
IZW0	50P	7900	0	19-Jun-2008	19-Jun-2008

CIECH S.A., WARSZAWA
Security	X14305100	Meeting Type	Ordinary General Meeting
Ticker Symbol	CIE_PW	Meeting Date	26-Jun-2008
ISIN	PLCIECH00018	Agenda	701590158 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting	Management	No Action
2.	Elect the Chairman	Management	No Action
3.	Acknowledge the proper convening of the meeting and its ability to adopt resolutions	Management	No Action
4.	Approve the agenda	Management	No Action
5.	Elect the Scrutiny Commission	Management	No Action
6.	Approve the presentation of the report on the Company activities and the financial statement for 2007	Management	No Action
7.	Approve the presentation by the Management Board of the report on the capital group activities and the consolidated financial statement for 2007	Management	No Action
8.	Approve the motion of the Management Board on the profit distribution	Management	No Action
9.	Approve the presentation of the Supervisory board report on its activities and evaluation of the Management Board reports and the financial statements	Management	No Action
10.	Approve the Management Board report on the Company activities for 2007	Management	No Action
11.	Approve the financial statement for 2007	Management	No Action
12.	Approve the Management Board report on the capital group activities for 2007	Management	No Action
13.	Approve the consolidated financial statement	Management	No Action
14.	Adopt the resolution on profit distribution for 2007	Management	No Action
15.	Approve the Supervisory Board of Director reports	Management	No Action
16.	Grant discharge to the Members of the Management Board from their duties completed in 2007	Management	No Action
17.	Grant discharge to the Members of the Supervisory Board from their duties completed in 2007	Management	No Action
18.	Appoint the Supervisory Board for the next term	Management	No Action
19.	Amend the Articles of Association and adopt the uniform text of the Articles of Association	Management	No Action
20.	Approve the Supervisory Board regulations	Management	No Action
21.	Closing of the meeting	Management	No Action
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
IZW0	50P	170	0	03-Jun-2008	03-Jun-2008

CINEMA CITY INTERNATIONAL N.V.
Security	N2088X103	Meeting Type	Annual General Meeting
Ticker Symbol	CCI_PW	Meeting Date	30-Jun-2008
ISIN	NL0000687309	Agenda	701640395 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.	Non-Voting
1.	Opening of the general meeting	Non-Voting
2.	Discussion on the annual report for the FY 2007, including the Managing Direct-ors' report and Supervisory Director's report	Non-Voting
3.	Adoption of the annual accounts for the FY 2007	Management	No Action
4.	Discussion on the policy on additions to the reserves and dividends	Non-Voting
5.	Appropriation of the net profit for the FY 2007	Management	No Action
6.	Discharge from liability [decharge] of the Members of the Board of Managing Directors for their Management tasks during the FY 2007	Management	No Action
7.	Discharge from liability [decharge] of the Members of the Board of Supervisory Directors for their Supervisory tasks during the FY 2007	Management	No Action
8.	Discussion of the Corporate Governance Policy as set out in the annual report-for the FY 2007	Non-Voting
9.	Appointment of the Company's External Auditor for the FY 2008	Management	No Action
10.	Re-appointment of 5 Members of the Board of Supervisory Directors	Management	No Action
11.	Any other business	Non-Voting
12.	Closing of the general meeting	Non-Voting

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Harding, Loevner Funds, Inc.

By (Signature and Title)*
/s/ David R. Loevner
David R. Loevner, President

Date	August 28, 2008

*Print the name and title of each signing officer under his or her signature.